Exhibit 10.1

CONFIDENTIAL - NOT FOR CIRCULATION

CONTRACT BETWEEN

THE GEORGIA DEPARTMENT OF COMMUNITY

HEALTH

and

PEACH STATE

for

PROVISION OF SERVICES TO

GEORGIA HEALTHY FAMILIES

Contract No.: 0653

CONFIDENTIAL – NOT FOR CIRCULATION

TABLE OF CONTENTS

1.0	SCOPE OF SERVICE		1

	1.1	BACKGROUND	1

	1.2	ELIGIBILITY FOR GEORGIA CARES	2

	1.2.1	Medicaid	2

	1.2.2	PeachCare for Kids	3

	1.2.3	Exclusions	3

	1.3	SERVICE REGIONS	4

	1.4	DEFINITIONS	4

	1.5	ACRONYMS	17

2.0	DCH RESPONSIBILITIES		19

	2.1	GENERAL PROVISIONS	19

	2.2	LEGAL COMPLIANCE	19

	2.3	ELIGIBILITY AND ENROLLMENT	19

	2.4	DISENROLLMENT	22

	2.5	MEMBER SERVICES AND MARKETING	22

	2.6	COVERED SERVICES & SPECIAL COVERAGE PROVISIONS	23

	2.7	NETWORK	23

	2.8	QUALITY MONITORING	23

	2.9	COORDINATION WITH CONTRACTOR’S KEY STAFF	24

	2.10	FORMAT STANDARDS	24

	2.11	FINANCIAL MANAGEMENT	24

	2.12	INFORMATION SYSTEMS	25

	2.13	READINESS REVIEW	25

3.0	GENERAL CONTRACTOR RESPONSIBILITIES		26

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4.0	SPECIFIC CONTRACTOR RESPONSIBILITIES		27

	4.1	ENROLLMENT	27

	4.1.1	Enrollment Procedures	27

	4.1.2	Selection of a Primary Care Provider (PCP)	27

	4.1.3	Newborn Enrollment	28

	4.1.4	Reporting Requirements	29

	4.2	DISENROLLMENT	29

	4.2.1	Disenrollment Initiated by the Member	29

	4.2.2	Disenrollment Initiated by the Contractor	30

	4.2.3	Acceptable Reasons for Disenrollment Requests by Contractor	30

	4.2.4	Unacceptable Reasons for Disenrollment Requests by Contractor	31

	4.3	MEMBER SERVICES	32

	4.3.1	General Provisions	32

	4.3.2	Requirements for Written Materials	32

	4.3.3	Member Handbook Requirements	33

	4.3.4	Member Rights	36

	4.3.5	Provider Directory	37

	4.3.6	Member Identification (ID) Card	37

	4.3.7	Toll-free Telephone Hotline	38

	4.3.8	Internet Presence/Web Site	39

	4.3.9	Cultural Competency	40

	4.3.10	Translation Services	40

	4.3.11	Reporting Requirements	40

	4.4	MARKETING	41

	4.4.1	Prohibited Activities	41

	4.4.2	Allowable Activities	41

	4.4.3	State Approval of Materials	42

CONFIDENTIAL – NOT FOR CIRCULATION

4.4.4	Provider Marketing Materials	42

4.5	COVERED BENEFITS AND SERVICES	42

4.5.1	Included Services	42

4.5.2	Individuals with Disabilities Education Act (IDEA) Services	45

4.5.3	Enhanced Services	45

4.5.4	Medical Necessity	46

4.5.5	Experimental, Investigational or Cosmetic Procedures	46

4.5.6	Moral or Religious Objections	46

4.6	SPECIAL COVERAGE PROVISIONS	47

4.6.1	Emergency Services	47

4.6.2	Post-Stabilization Services	49

4.6.3	Urgent Care Services	50

4.6.4	Family Planning Services	50

4.6.5	Sterilizations, Hysterectomies and Abortions	51

4.6.6	Pharmacy	53

4.6.7	Immunizations	53

4.6.8	Transportation	53

4.6.9	Perinatal Services	54

4.6.10	Parenting Education	55

4.6.11	Mental Health and Substance Abuse	55

4.6.12	Advance Directives	55

4.6.13	Foster Care Forensic Exam	56

4.6.14	Laboratory Services	56

4.6.15	Member Cost-Sharing	56

4.7	EARLY AND PERIODIC SCREENING, DIAGNOSTIC AND TREATMENT (EPSDT) PROGRAM: HEALTH CHECK	57

4.7.1	General Provisions	57

4.7.2	Outreach and Informing	57

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4.7.3	Screening	58

4.7.4	Tracking	60

4.7.5	Diagnostic and Treatment Services	60

4.7.6	Reporting Requirements	61

4.8	PROVIDER NETWORK	61

4.8.1	General Provisions	61

4.8.2	Primary Care Providers (PCPs)	63

4.8.3	Direct Access	65

4.8.4	Significant Traditional Providers (STPs)	65

4.8.5	Pharmacies	66

4.8.6	Hospitals	66

4.8.7	Laboratories	66

4.8.8	Mental Health/Substance Abuse	66

4.8.9	Federally Qualified Health Centers (FQHCs) and Rural Health Clinics (RHCs)	67

4.8.10	Family Planning Clinics	67

4.8.11	Nurse Practitioners Certified (NP-Cs) and Certified Nurse Midwives (CNMs)	67

4.8.12	Geographic Access Requirements	67

4.8.13	Waiting Maximums and Appointment Requirements	68

4.8.14	Credentialing	69

4.8.15	Mainstreaming	69

4.8.16	Coordination Requirements	70

4.8.17	Network Changes	70

4.8.18	Out-of-Network Providers	71

4.8.19	Reporting Requirements	72

4.9	PROVIDER SERVICES	72

4.9.1	General Provisions	72

4.9.2	Provider Handbooks	72

4.9.3	Education and Training	74

CONFIDENTIAL – NOT FOR CIRCULATION

4.9.4	Provider Relations	74

4.9.5	Toll-free Telephone Hotline	74

4.9.6	Internet Presence/Web Site	75

4.9.7	Provider Complaint System	76

4.9.8	Reporting Requirements	77

4.10	PROVIDER CONTRACTS AND PAYMENTS	78

4.10.1	Provider Contracts	78

4.10.2	Provider Termination	81

4.10.3	Provider Insurance	82

4.10.4	Provider Payment	83

4.10.5	Reporting Requirements	83

4.11	UTILIZATION MANAGEMENT AND CARE COORDINATION RESPONSIBILITIES	84

4.11.1	Utilization Management	84

4.11.2	Prior Authorization and Pre-Certification	85

4.11.3	Referral Requirements	86

4.11.4	Transition of Members	87

4.11.5	Court-Ordered Evaluations and Services	87

4.11.6	Second Opinions	87

4.11.7	Care Coordination and Case Management	88

4.11.8	Disease Management	89

4.11.9	Discharge Planning	89

4.11.10	Reporting Requirements	90

4.12	QUALITY IMPROVEMENT	90

4.12.1	General Provisions	90

4.12.2	Quality Assessment Performance Improvement (QAPI) Program	90

4.12.3	Performance Improvement Projects	91

4.12.4	Practice Guidelines	93

CONFIDENTIAL – NOT FOR CIRCULATION

4.12.5	Focused Studies	94

4.12.6	Patient Safety Plan	94

4.12.7	Performance Incentives	95

4.12.8	External Quality Review	95

4.12.9	Reporting Requirements	95

4.13	FRAUD AND ABUSE	95

4.13.1	Program Integrity	95

4.13.2	Compliance Plan	96

4.13.3	Coordination with DCH and Other Agencies	97

4.13.4	Reporting Requirements	98

4.14	INTERNAL GRIEVANCE SYSTEM	98

4.14.1	General Requirements	98

4.14.2	Grievance Process	99

4.14.3	Proposed Action	100

4.14.4	Appeal Process	102

4.14.5	Notice of Adverse Action	103

4.14.6	Administrative Law Hearing	104

4.14.7	Continuation of Benefits while the Contractor Appeal and Administrative Law Hearing are Pending	105

4.14.8	Reporting Requirements	106

4.15	ADMINISTRATION AND MANAGEMENT	106

4.15.1	General Provisions	106

4.15.2	Place of Business and Hours of Operation	106

4.15.3	Training	107

4.15.4	Data Certification	107

4.15.5	Implementation Plan	108

4.16	CLAIMS MANAGEMENT	108

4.16.1	General Provisions	108

CONFIDENTIAL – NOT FOR CIRCULATION

	4.16.2	Other Considerations	110

	4.16.3	Reporting Requirements	110

	4.17	INFORMATION MANAGEMENT AND SYSTEMS	110

	4.17.1	General Provisions	110

	4.17.2	Global System Architecture and Design Requirements	112

	4.17.3	Data and Document Management Requirements by Major Information Type	114

	4.17.4	System and Data Integration Requirements	114

	4.17.5	System Access Management and Information Accessibility Requirements	115

	4.17.6	Systems Availability and Performance Requirements	115

	4.17.7	System User and Technical Support Requirements	118

	4.17.8	System Change Management Requirements	120

	4.17.9	System Security and Information Confidentiality and Privacy Requirements	121

	4.17.10	Information Management Process and Information Systems Documentation Requirements	122

	4.17.11	Reporting Requirements	122

	4.18	REPORTING REQUIREMENTS	122

	4.18.1	General Procedures	122

	4.18.2	Weekly Reporting	123

	4.18.3	Monthly Reporting	124

	4.18.4	Quarterly Reporting	126

	4.18.5	Annual Reports	130

	4.18.6	Ad Hoc Reports	132

5.0	DELIVERABLES		134

	5.1	CONFIDENTIALITY	134

	5.2	NOTICE OF DISAPPROVAL	134

	5.3	RESUBMISSION WITH CORRECTIONS	135

	5.4	NOTICE OF APPROVAL/DISAPPROVAL OF RESUBMISSION	135

	5.5	DCH FAILS TO RESPOND	135

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	5.6	REPRESENTATIONS	135

	5.7	CONTRACT DELIVERABLES	136

	5.8	CONTRACT REPORTS	138

6.0	TERM OF CONTRACT		139

7.0	PAYMENT FOR SERVICES		139

8.0	FINANCIAL MANAGEMENT		142

	8.1	GENERAL PROVISIONS	142

	8.2	SOLVENCY AND RESERVES STANDARDS	142

	8.3	REINSURANCE	142

	8.4	THIRD PARTY LIABILITY AND COORDINATION OF BENEFITS	142

	8.4.2	Cost Avoidance	143

	8.4.3	Compliance	144

	8.5	PHYSICIAN INCENTIVE PLAN	144

	8.6	REPORTING REQUIREMENTS	144

9.0	PAYMENT OF TAXES		148

10.0	RELATIONSHIP OF PARTIES		148

11.0	INSPECTION OF WORK		148

12.0	STATE PROPERTY		148

13.0	OWNERSHIP AND USE OF DATA/ UPGRADES		149

	13.1	OWNERSHIP AND USE OF DATA	149

	13.2	SOFTWARE AND OTHER UPGRADES	149

14.0	CONTRACTOR STAFFING		150

	14.1	STAFFING ASSIGNMENTS AND CREDENTIALS	150

	14.2	STAFFING CHANGES	151

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	14.3	CONTRACTOR’S FAILURE TO COMPLY	152

15.0	CRIMINAL BACKGROUND CHECKS		152

16.0	SUBCONTRACTS		152

	16.1	USE OF SUBCONTRACTORS	152

	16.2	COST OR PRICING BY SUBCONTRACTORS	153

17.0	LICENSE, CERTIFICATE, PERMIT REQUIREMENT		153

18.0	RISK OR LOSS AND REPRESENTATIONS		154

19.0	PROHIBITION OF GRATUITIES AND LOBBYIST DISCLOSURES		154

20.0	RECORDS REQUIREMENTS		155

	20.1	GENERAL PROVISIONS	155

	20.2	RECORDS RETENTION REQUIREMENTS	155

	20.3	ACCESS TO RECORDS	155

	20.4	MEDICAL RECORD REQUESTS	156

21.0	CONFIDENTIALITY REQUIREMENTS		156

	21.1	GENERAL CONFIDENTIALITY REQUIREMENTS	156

	21.2	HIPAA COMPLIANCE	157

22.0	TERMINATION OF CONTRACT		157

	22.1	GENERAL PROCEDURES	157

	22.2	TERMINATION BY DEFAULT	157

	22.3	TERMINATION FOR CONVENIENCE	158

	22.4	TERMINATION FOR INSOLVENCY OR BANKRUPTCY	158

	22.5	TERMINATION FOR INSUFFICIENT FUNDING	158

	22.6	TERMINATION PROCEDURES	159

	22.7	TERMINATION CLAIMS	160

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23.0	LIQUIDATED DAMAGES		161

	23.1	GENERAL PROVISIONS	161

	23.2	CATEGORY 1	161

	23.3	CATEGORY 2	162

	23.4	CATEGORY 3	163

	23.5	CATEGORY 4	164

	23.6	OTHER REMEDIES	166

	23.7	NOTICE OF REMEDIES	167

24.0	INDEMNIFICATION		167

25.0	INSURANCE		168

	25.1	INSURANCE OF CONTRACTOR	168

26.0	PAYMENT BOND & IRREVOCABLE LETTER OF CREDIT		169

27.0	COMPLIANCE WITH ALL LAWS		169

	27.1	NON-DISCRIMINATION	169

	27.2	DELIVERY OF SERVICE AND OTHER FEDERAL LAWS	170

	27.3	COST OF COMPLIANCE WITH APPLICABLE LAWS	171

	27.4	GENERAL COMPLIANCE	171

28.0	CONFLICT RESOLUTION		171

29.0	CONFLICT OF INTEREST AND CONTRACTOR INDEPENDENCE		171

30.0	NOTICE		172

31.0	MISCELLANEOUS		173

	31.1	CHOICE OF LAW OR VENUE	173

	31.2	ATTORNEY’S FEES	173

	31.3	SURVIVABILITY	173

	31.4	DRUG-FREE WORKPLACE	173

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	31.5	CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT AND OTHER MATTERS	174

	31.6	WAIVER	174

	31.7	FORCE MAJEURE	174

	31.8	BINDING	174

	31.9	TIME IS OF THE ESSENCE	174

	31.10	AUTHORITY	174

	31.11	ETHICS IN PUBLIC CONTRACTING	175

	31.12	CONTRACT LANGUAGE INTERPRETATION	175

	31.13	ASSESSMENT OF FEES	175

	31.14	COOPERATION WITH OTHER CONTRACTORS	175

	31.15	SECTION TITLES NOT CONTROLLING	176

	31.16	LIMITATION OF LIABILITY/EXCEPTIONS	176

	31.17	COOPERATION WITH AUDITS	176

	31.18	HOMELAND SECURITY CONSIDERATIONS	176

	31.19	PROHIBITED AFFILIATIONS WITH INDIVIDUALS DEBARRED AND SUSPENDED	176

	31.20	OWNERSHIP AND FINANCIAL DISCLOSURE	177

32.0	AMENDMENT IN WRITING		177

33.0	CONTRACT ASSIGNMENT		178

34.0	SEVERABILITY		178

35.0	COMPLIANCE WITH AUDITING AND REPORTING REQUIREMENTS FOR NONPROFIT ORGANIZATIONS (O.C.G.A. § 50-20-1 ET SEQ.)		178

36.0	ENTIRE AGREEMENT		178

ATTACHMENT A			181

	DRUG FREE WORKPLACE CERTIFICATE		181

ATTACHMENT B			183

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	CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT, AND OTHER RESPONSIBILITY MATTERS	183

ATTACHMENT C		185

	NONPROFIT ORGANIZATION DISCLOSURE FORM	185

ATTACHMENT D		186

	CONFIDENTIALITY STATEMENT	186

ATTACHMENT E		187

	BUSINESS ASSOCIATE AGREEMENT	187

ATTACHMENT F		192

	VENDOR LOBBYLIST DISCLOSURE AND REGISTRATION CERTIFICATION FORM	192

ATTACHMENT G		194

	PAYMENT BOND AND	194

	IRREVOCABLE LETTER OF CREDIT	194

ATTACHMENT H		196

	CAPITATION PAYMENT	196

ATTACHMENT I		198

	NOTICE OF YOUR RIGHT TO A HEARING	198

ATTACHMENT J		199

	MAP OF SERVICE REGIONS/LIST OF COUNTIES BY SERVICE REGIONS	199

ATTACHMENT K		200

	APPLICABLE CO-PAYMENTS	200

ATTACHMENT L		201

	INFORMATION MANAGEMENT AND SYSTEMS	201

CONFIDENTIAL – NOT FOR CIRCULATION

THIS CONTRACT, with an effective date of July 18, 2005 (hereinafter referred to as the “Effective Date”), is made and entered into by and between the Georgia Department of Community Health (hereinafter referred to as “DCH” or the “Department”) and Peach State (hereinafter referred to as the “Contractor”).

WHEREAS, DCH is responsible for Health Care policy, purchasing, planning and regulation pursuant to the Official Code of Georgia Annotated (O.C.G.A.) § 31-5A-4 et. seq.;

WHEREAS, DCH is the single State agency designated to administer medical assistance in Georgia under Title XIX of the Social Security Act of 1935, as amended, and O.C.G.A. §§ 49-4-140 et seq. (the “Medicaid Program”), and is charged with ensuring the appropriate delivery of Health Care services to Medicaid recipients and PeachCare for Kids Members;

WHEREAS, DCH has caused Request for Proposals Number 41900-001-0000000027 (hereinafter the “RFP”) to be issued through Department of Administrative Service(s) (DOAS), which is expressly incorporated as if completely restated herein;

WHEREAS, DCH has received from Contractor a proposal in response to the RFP, “Contractor’s Proposal,” which is expressly incorporated as if completely restated herein; and,

WHEREAS, DCH accepts Contractor’s Proposal to provide various services for the Department.

NOW, THEREFORE, FOR AND IN CONSIDERATION of the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Department and the Contractor (each individually a “Party” and collectively the “Parties”) hereby agree as follows:

1.0	SCOPE OF SERVICE

1.0.1	The State of Georgia is implementing reforms to the Medicaid and PeachCare for Kids programs. These reforms will focus on system-wide improvements in performance and quality, will consolidate fragmented systems of care, and will control the currently unsustainable trend rate in Medicaid and PeachCare for Kids expenditures. The reforms will be implemented through a management of care approach to achieve the greatest value for the most efficient use of resources.

1.0.2	The Contractor shall assist the State of Georgia in this endeavor through the following tasks, obligations, and responsibilities.

1.1	BACKGROUND

1.1.1

Effective January 1, 2006 the Georgia Department of Community Health (DCH) will begin implementing Georgia Healthy Families (GHF). Scheduled for implementation over the course of the year, GHF will become a statewide, full-risk care management

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system for certain Medicaid adults and children and PeachCare for Kids children (pending legislative approval).

1.1.2	The GHF program is designed to:

1.1.2.1	Improve the Health Care status of the Member population;

1.1.2.2	Establish a “Provider Home” for Members through its use of assigned Primary Care Providers (PCPs);

1.1.2.3	Establish a climate of contractual accountability among the state, the care management organizations and the health care providers;

1.1.2.4	Slow the rate of expenditure growth in the Medicaid program; and

1.1.2.5	Expand and strengthen a sense of Member responsibility that leads to more appropriate utilization of the health care system.

1.2	ELIGIBILITY FOR GEORGIA CARES

1.2.1	Medicaid

1.1.2.1	The following Medicaid eligibility categories will be required to enroll in GHF.

1.2.1.1.1	Low Income Families – Adults and children who meet the standards of the old AFDC (Aid to Families with Dependent Children) program.

1.2.1.1.2	Transitional Medicaid – Former Low-Income Medicaid (LIM) families who are no longer eligible for LIM because their earned income exceeds the income limit.

1.2.1.1.3	Pregnant Women (Presumptive) – Pregnant women with family income at or below two hundred percent (200%) of the federal poverty level who receive temporary Medicaid under the Medicaid Presumptive Eligibility Program.

1.2.1.1.4	Pregnant Women (Right from the Start Medicaid - RSM) – Pregnant women with family income at or below two hundred percent (200%) of the federal poverty level who receive Medicaid through the RSM program.

1.2.1.1.5	Children (Right from the Start Medicaid - RSM) – Children less than nineteen (19) years of age whose family income is at or below the appropriate percentage of the federal poverty level for their age and family.

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1.2.1.1.6	Children (newborn) – A child born to a woman who is eligible for Medicaid on the day the child is born.

1.2.1.1.7	Women Eligible Due to Breast and Cervical Cancer – Women less than sixty-five (65) years of age who have been screened through Title XV Center for Disease Control (CDC) screening and have been diagnosed with breast or cervical cancer.

1.2.1.1.8	Refugees – Those individuals who have the required INS documentation showing they meet a status in one of these groups: refugees, asylees, Cuban parolees/Haitian entrants, Amerasians or human trafficking victims.

1.2.2	PeachCare for Kids

1.2.2.1	PeachCare for Kids – The State Children’s Health Insurance Program in Georgia. Children less than nineteen (19) years of age who have family income that is less than two hundred thirty-five percent (235%) of the federal poverty level, who are not eligible for Medicaid or any other health insurance program, and who cannot be covered by the State Health Benefit Plan.

1.2.3	Exclusions

1.2.3.1	The following recipients will be excluded from Enrollment in GHF, even if the recipient is otherwise eligible for GHF per section 1.2.1 and section 1.2.2.

1.2.3.1.1	Recipients eligible for Medicare;

1.2.3.1.2	Recipients that are Members of a Federally Recognized Indian Tribe;

1.2.3.1.3	Recipients that are eligible for Supplemental Security Income;

1.2.3.1.4	Children less than nineteen (19) years of age who are in foster care or other out-of-home placement;

1.2.3.1.5	Children less than nineteen (19) years of age who are receiving foster care or other adoption assistance under Title IV-E of the Social Security Act;

1.2.3.1.6	Children enrolled in the Children’s Medical Services program administered by the Georgia Division of Public Health;

1.2.3.1.7	Children enrolled in the Georgia Pediatric Program (GAPP);

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1.2.3.1.8	Children with severe emotional disturbance whose care is coordinated under the Multi-Agency Team for Children (MATCH) program; and

1.2.3.1.9	Recipients enrolled under group health plans for whom DCH provides payment for premiums, deductibles, coinsurance and other cost sharing, pursuant to Section 1906 of the Social Security Act.

1.3	SERVICE REGIONS

1.3.1	For the purposes of coordination and planning, DCH has divided the State, by county, into six (6) Service Regions. See Attachment J for a listing of the counties in each Service Region.

1.3.2	Members will choose or be assigned to a Care Management Organization (CMO) plan that is operating in the Service Region in which they reside.

1.4	DEFINITIONS

Whenever capitalized in this Contract, the following terms have the respective meaning set forth below, unless the context clearly requires otherwise.

Abandoned Call: A call in which the caller elects an option and is either not permitted access to that option or disconnects from the system.

Abuse: Provider practices that are inconsistent with sound fiscal, business, or medical practices, and result in unnecessary cost to the Medicaid program, or in reimbursement for services that are not medically necessary or that fail to meet professionally recognized standards for Health Care. It also includes Member practices that result in unnecessary cost to the Medicaid program.

Administrative Law Hearing: The appeal process administered by the State in accordance with O.C.G.A. Title 50, Chapter 13 and as required by federal law, 42 CFR 200 et al, available to Members and Providers after they exhaust the Contractor’s Grievance System and Complaint Process.

Administrative Service(s): The Contractual obligations of the Contractor that include but may not be limited to Utilization Management, Credentialing Providers, network management, Quality improvement, marketing, Enrollment, Member services, Claims payment, management information Systems, financial management, and reporting.

Action: The denial or limited authorization of a requested service, including the type or level of service; the reduction, suspension, or termination of a previously authorized service; the denial, in whole or part of payment for a service; the failure to provide services in a timely manner; or the failure of the CMO to act within the time frames provided in 42 CFR 438.408(b).

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Advance Directives: A written instruction, such as a living will or durable power of attorney for Health Care, recognized under State law (whether statutory or as recognized by the courts of the State), relating to the provision of Health Care when the individual is incapacitated.

After-Hours: Provider office/visitation hours that extend beyond the normal business hours of Monday-Friday 9-5:30 and also extend to Saturday hours.

Agent: An entity that contracts with the State of Georgia to perform administrative functions, including but not limited to: fiscal agent activities; outreach, eligibility, and Enrollment activities; Systems and technical support; etc.

Appeal: A Member request for a review by the Contractor of a Proposed Action through the Contractor’s Internal Grievance System.

At Risk: Any service for which the Provider agrees to accept responsibility to provide, or arrange for, in exchange for the Capitation payment.

Authoritative Host: A system that contains the master or “authoritative” data for a particular data type, e.g. Member, Provider, CMO, etc. The Authoritative Host may feed data from its master data files to other systems in real time or in batch mode. Data in an Authoritative Host is expected to be up-to-date and reliable.

Authorized Representative: A person authorized by the Member in writing to make health-related decisions on behalf of a Member, including, but not limited to, Enrollment and Disenrollment decisions, filing Appeals and Grievances with the Contractor, and choice of a PCP.

Automatic Assignment (or Auto-Assignment): The Enrollment of an eligible person, for whom Enrollment is mandatory, in a CMO plan chosen by DCH or its Agent. Also the assignment of a new Member to a PCP chosen by the CMO Plan, pursuant to the provisions of this Contract.

Benefits: The Health Care services set forth in this Contract, for which the Contractor has agreed to provide, arrange, and be held fiscally responsible.

Blocked Call: A call that cannot be connected immediately because no circuit is available at the time the call arrives or the telephone system is programmed to block calls from entering the queue when the queue backs up beyond a defined threshold.

Business Days: Traditional workdays, including Monday, Tuesday, Wednesday, Thursday, and Friday. State Holidays are excluded.

Calendar Days: All seven days of the week.

Capitation: A Contractual agreement through which a Contractor agrees to provide specified Health Care services to Members for a fixed amount per month.

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Capitation Payment: A payment, fixed in advance, that DCH makes to a Contractor for each Member covered under a Contract for the provision of medical services. This payment is made regardless of whether the Member receives Covered Services or Benefits during the period covered by the payment.

Capitation Rate: The fixed monthly amount that the Contractor is prepaid by DCH for each Member to ensure that Covered Services and Benefits under this Contract are provided.

Capitated Service: Any Covered Service for which the Contractor receives an actuarially sound Capitation Payment.

Care Coordination: A set of Member-centered, goal-oriented, culturally relevant, and logical steps to assure that a Member receives needed services in a supportive, effective, efficient, timely, and cost-effective manner. Care Coordination is also referred to as care management.

Care Management Organization (CMO): An entity, that is organized for the purpose of providing Health Care and has a Health Maintenance Organization Certificate of Authority granted by the State of Georgia, which contracts with Providers and furnishes Health Care services on a prepaid, capitated basis to Members in a designated Service Region.

Centers for Medicare & Medicaid Services (CMS): The Agency within the U.S. Department of Health and Human Services with responsibility for the Medicare, Medicaid and the State Children’s Health Insurance Program.

Certified Nurse Midwife (CNM): A registered professional nurse who is legally authorized under State law to practice as a nurse-midwife, and has completed a program of study and clinical experience for nurse-midwives or equivalent.

Chronic Condition: Any ongoing physical, behavioral, or cognitive disorder, including chronic illnesses, impairments and disabilities. There is an expected duration of at least twelve (12) months with resulting functional limitations, reliance on compensatory mechanisms (medications, special diet, assistive device, etc) and service use or need beyond that which is normally considered routine.

Claim: A bill for services, a line item of services, or all services for one recipient within a bill.

Claims Administrator: The entity engaged by DCH to provide Administrative Service(s) to the CMO Plans in connection with processing and adjudicating risk-based payment, and recording health benefit encounter Claims for Members.

Clean Claim: A claim received by the CMO for adjudication, in a nationally accepted format in compliance with standard coding guidelines and which requires no further information, adjustment, or alteration by the Provider of the services in order to be processed and paid by the CMO. The following exceptions apply to this definition: i. A Claim for payment of expenses incurred during a period of time for which premiums are delinquent; ii. A Claim for which Fraud is suspected; and iii. A Claim for which a Third Party Resource should be responsible.

CONFIDENTIAL – NOT FOR CIRCULATION

Cold-Call Marketing: Any unsolicited personal contact by the CMO Plan, with a potential Member, for the purposes of marketing.

Condition: A disease, illness, injury, disorder, of biological, cognitive, or psychological basis for which evaluation, monitoring and/or treatment are indicated.

Consecutive Enrollment Period: The consecutive twelve (12) month period beginning on the first day of Enrollment or the date the notice is sent, whichever is later. For Members that use their option to change CMO plans without cause during the first ninety (90) Calendar Days of Enrollment, the twelve-month consecutive Enrollment period will commence when the Member enrolls in the new CMO plan. This is not to be construed as a guarantee of eligibility during the consecutive Enrollment period.

Contested Claim: A Claim that is denied because the Claim is an ineligible Claim, the Claim submission is incomplete, the coding or other required information to be submitted is incorrect, the amount Claimed is in dispute, or the Claim requires special treatment.

Contract: The written agreement between the State and the Contractor; comprised of the Contract, any addenda, appendices, attachments, or amendments thereto.

Contract Award: The date upon which DCH issues the Apparent Successful Offeror Letters.

Contract Execution: The date upon which all parties have signed the Contract.

Contractor: The Care Management Organization with a valid Certificate of Authority in Georgia that contracts hereunder with the State for the provision of comprehensive Health Care services to Members on a prepaid, capitated basis.

Contractor’s Representative: The individual legally empowered to bind the Contractor, using his/her signature block, including his/her title. This individual will be considered the Contractor’s Representative during the life of any Contract entered into with the State unless amended in writing.

Co-payment: The part of the cost-sharing requirement for Members in which a fixed monetary amount is paid for certain services/items received from the Contractor’s Providers.

Corrective Action Plan: The detailed written plan required by DCH to correct or resolve a deficiency or event causing the assessment of a liquidated damage or sanction against the CMO.

Cost Avoidance: A method of paying Claims in which the Provider is not reimbursed until the Provider has demonstrated that all available health insurance has been exhausted.

Covered Services: Those Medically Necessary Health Care services provided to Members, the payment or indemnification of which is covered under this Contract.

Credentialing: The Contractor’s determination as to the qualifications and ascribed privileges of a specific Provider to render specific Health Care services.

CONFIDENTIAL – NOT FOR CIRCULATION

Critical Access Hospital (CAH): The facility located in the Primary Service Area that has been designated or is eligible for designation as a Critical Access Hospital by the State under the criteria for such hospitals as specifically set forth in 42 U.S.C.§ 1395i-4.

Cultural Competency: A set of interpersonal skills that allow individuals to increase their understanding, appreciation, acceptance, and respect for cultural differences and similarities within, among and between groups and the sensitivity to know how these differences influence relationships with Members. This requires a willingness and ability to draw on community-based values, traditions and customs, to devise strategies to better meet culturally diverse Member needs, and to work with knowledgeable persons of and from the community in developing focused interactions, communications, and other supports.

Deliverable: A document, manual or report submitted to DCH by the Contractor to fulfill requirements of this Contract.

Department of Community Health (DCH): The Agency in the State of Georgia responsible for oversight and administration of the Medicaid program, the PeachCare for Kids program, and the State Health Benefits Plan (SHBP).

Department of Insurance (DOI): The Agency in the State of Georgia responsible for licensing, overseeing, regulating, and certifying insuring entities.

Diagnostic Services: Any medical procedures or supplies recommended by a physician or other licensed medical practitioner, within the scope of his or her practice under State law, to enable him or her to identify the existence, nature or extent of illness, injury, or other health deviation in a Member.

Disenrollment: The removal of a Member from participation in the Contractor’s plan, but not necessarily from the Medicaid or PeachCare for Kids program.

Documented Attempt: A bona fide, or good faith, attempt to contract with a Provider. Such attempts may include written correspondence that outlines contracted negotiations between the parties, including rate and contract terms disclosure, as well as documented verbal conversations, to include date and time and parties involved.

Durable Medical Equipment (DME): Equipment, including assistive technology, which: a) can withstand repeated use; b) is used to service a health or functional purpose; c) is ordered by a qualified practitioner to address an illness, injury or disability; and d) is appropriate for use in the home, work place, or school.

Early and Periodic Screening, Diagnostic, and Treatment (EPSDT) Program: A Title XIX mandated program that covers screening and Diagnostic Services to determine physical and mental deficiencies in Members less than 21 years of age, and Health Care, treatment, and other measures to correct or ameliorate any deficiencies and Chronic Conditions discovered.

CONFIDENTIAL – NOT FOR CIRCULATION

Emergency Medical Condition: A medical Condition manifesting itself by acute symptoms of sufficient severity (including severe pain) that a prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in placing the health of the individual (or, with respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy, serious impairments of bodily functions, or serious dysfunction of any bodily organ or part. An Emergency Medical Condition shall not be defined on the basis of lists of diagnoses or symptoms.

Emergency Services: Covered inpatient and outpatient services furnished by a qualified Provider that are needed to evaluate or stabilize an Emergency Medical Condition that is found to exist using the prudent layperson standard.

Encounter: For the purposes of this Contract, a Health Care encounter is defined as a distinct set of services provided to a Medicaid or PeachCare for Kids Member enrolled with a Contractor on the dates that the services were delivered.

Encounter Data: Health Care Encounter Data include: (i) All data captured during the course of a single Health Care encounter that specify the diagnoses, comorbidities, procedures (therapeutic, rehabilitative, maintenance, or palliative), Pharmaceuticals, medical devices and equipment associated with the Member receiving services during the Encounter; (ii) The identification of the Member receiving and the Provider(s) delivering the Health Care services during the single Encounter; and, (iii) A unique, i.e. unduplicated, identifier for the single Encounter.

Enrollee: See Member.

Enrollment: The process by which an individual eligible for Medicaid or PeachCare for Kids applies (whether voluntary or mandatory) to utilize the Contractor’s plan in lieu of fee for service and such application is approved by DCH or its Agent.

Enrollment Broker: The entity engaged by DCH to assist in outreach, education and Enrollment activities associated with the GHF program.

Enrollment Period: The twelve (12) month period commencing on the effective date of Enrollment.

External Quality Review (EQR): The analysis and evaluation by an external quality review organization of aggregated information on quality, timeliness, and access to the Health Care services that a CMO or its Subcontractors furnish to Members and to DCH.

External Quality Review Organization (EQRO): An organization that meets the competence and independence requirements set forth in 42 CFR 438.354 and performs external quality review, and other related activities.

Federal Financial Participation (FFP): The funding contribution that the federal government makes to the Georgia Medicaid and PeachCare for Kids programs.

CONFIDENTIAL – NOT FOR CIRCULATION

Federally Qualified Health Center (FQHC): An entity that provides outpatient health programs pursuant to Section 1905(1)(2)(B) of the Social Security Act.

Fee-for-Service (FFS): A method of reimbursement based on payment for specific services rendered to a Member.

Financial Relationship: A direct or indirect ownership or investment interest (including and option or nonvested interest) in any entity. This direct or indirect interest may be in the form of equity, debt, or other means and includes any indirect ownership or investment interest no matter how many levels removed from a direct interest, or a compensation arrangement with an entity.

Fraud: An intentional deception or misrepresentation made by a person with the knowledge that the deception could result in some unauthorized benefit or financial gain to him/herself or some other person. It includes any act that constitutes Fraud under applicable federal or State law.

Grievance: An expression of dissatisfaction about any matter other than a Proposed Adverse Action.

Grievance System: The overall system that includes Grievances and Appeals at the Contractor level and access to the State Fair Hearing process (the State’s Administrative Law Review).

Health Care: Health Care means care, services, or supplies related to the health of an individual. Health Care includes, but is not limited to, the following: (i) Preventive, diagnostic, therapeutic, rehabilitative, maintenance, or palliative care, and counseling, service, assessment, or procedure with respect to the physical or mental Condition, or functional status, of an individual or that affects the structure or function of the body; and (ii) Sale or dispensing of a drug, device, equipment, or other item in accordance with a prescription.

Health Care Professional: A physician or other Health Care Professional, including but not limited to podiatrists, optometrists, chiropractors, psychologists, dentists, physician’s assistants, physical or occupational therapists and therapists assistants, speech-language pathologists, audiologists, registered or licensed practical nurses (including nurse practitioners, clinical nurse specialist, certified registered nurse anesthetists, and certified nurse midwives), licensed certified social workers, registered respiratory therapists, and certified respiratory therapy technicians licensed in the State of Georgia.

Health Check: The State of Georgia’s Early and Periodic Screening, Diagnostic, and Treatment program pursuant to Title XIX of the Social Security Act.

Health Insurance Portability and Accountability Act (HIPAA): A law enacted in 1996 by the Congress of the United States. When referenced in this Contract it includes all related rules, regulations and procedures.

Health Maintenance Organization: As used in Section 8.6 a Health Maintenance Organization is an entity, that is organized for the purpose of providing Health Care and has a Health Maintenance Organization Certificate of Authority granted by the State of Georgia, which contracts with

CONFIDENTIAL – NOT FOR CIRCULATION

Providers and furnishes Health Care services on a prepaid, capitated basis to Members in a designated Service Region.

Historical Provider Relationship: A Provider who has been the main source of Medicaid or PeachCare for Kids services for the Member during the previous year.

Immediately: Within twenty-four (24) hours.

In-Network Provider: A Provider that has entered into a Provider Contract with the Contractor to provide services.

Incentive Arrangement: Any mechanism under which a Contractor may receive additional funds over and above the Capitation rates, for exceeding targets specified in the Contract.

Incurred-But-Not-Reported (IBNR): Estimate of unpaid Claims liability, includes received but unpaid Claims.

Information: i. Structured Data: Data that adhere to specific properties and Validation criteria that are stored as fields in database records. Structured queries can be created and run against structured data, where specific data can be used as criteria for querying a larger data set; ii. Document: Information that does not meet the definition of structured data includes text, files, spreadsheets, electronic messages and images of forms and pictures.

Information System/Systems: A combination of computing hardware and software that is used in: (a) the capture, storage, manipulation, movement, control, display, interchange and/or transmission of information, i.e. structured data (which may include digitized audio and video) and documents; and/or (b) the processing of such information for the purposes of enabling and/or facilitating a business process or related transaction.

Insolvent: Unable to meet or discharge financial liabilities.

Limited-English-Proficient Population: Individuals with a primary language other than English who must communicate in that language if the individual is to have an equal opportunity to participate effectively in, and benefit from, any aid, service or benefit provided by the health Provider.

Mandatory Enrollment: The process whereby an individual eligible for Medicaid or PeachCare for Kids is required to enroll in a Contractor’s plan, unless otherwise exempted or excluded, to receive covered Medicaid or PeachCare for Kids services.

Marketing: Any communication from a CMO plan to any Medicaid or PeachCare for Kids eligible individual that can reasonably be interpreted as intended to influence the individual to enroll in that particular CMO plan, or not enroll in or disenroll from another CMO plan.

CONFIDENTIAL – NOT FOR CIRCULATION

Marketing Materials: Materials that are produced in any medium, by or on behalf of a CMO, and can reasonably be interpreted as intended to market to any Medicaid or PeachCare for Kids eligible individual.

Medicaid: The joint federal/state program of medical assistance established by Title XIX of the Social Security Act, which in Georgia is administered by DCH.

Medicaid Eligible: An individual eligible to receive services under the Medicaid Program but not necessarily enrolled in the Medicaid Program.

Medicaid Management Information System (MMIS): Computerized system used for the processing, collecting, analysis and reporting of Information needed to support Medicaid and SCHIP functions. The MMIS consists of all required subsystems as specified in the State Medicaid Manual.

Medical Director: The licensed physician designated by the Contractor to exercise general supervision over the provision of health service Benefits by the Contractor.

Medical Records: The complete, comprehensive records of a Member including, but not limited to, x-rays, laboratory tests, results, examinations and notes, accessible at the site of the Member’s participating Primary Care physician or Provider, that document all medical services received by the Member, including inpatient, ambulatory, ancillary, and emergency care, prepared in accordance with all applicable DCH rules and regulations, and signed by the medical professional rendering the services.

Medical Screening: An examination: i. provided on hospital property, and provided for that patient for whom it is requested or required, ii. performed within the capabilities of the hospital’s emergency room (ER) (including ancillary services routinely available to its ER) iii. the purpose of which is to determine if the patient has an Emergency Medical Condition, and iv. performed by a physician (M.D. or D.O.) and/or by a nurse practitioner, or physician assistant as permitted by State statutes and regulations and hospital bylaws.

Medically Necessary Services: Those services that meet the definition found in Section 4.5.

Member: A Medicaid or PeachCare for Kids recipient who is currently enrolled in a CMO plan.

National Committee for Quality Assurance (NCQA): An organization that sets standards, and evaluates and accredits health plans and other managed care organizations.

Non-Emergency Transportation (NET): A ride, or reimbursement for a ride, provided so that a Member with no other transportation resources can receive services from a medical provider. NET does not include transportation provided on an emergency basis, such as trips to the emergency room in life threatening situations.

Non-Institutional Claims: Claims submitted by a medical Provider other than a hospital, nursing facility, or intermediate care facility/mentally retarded (ICF/MR).

CONFIDENTIAL – NOT FOR CIRCULATION

Nurse Practitioner Certified (NP-C): A registered professional nurse who is licensed by the State of Georgia and meets the advanced educational and clinical practice requirements beyond the two or four years of basic nursing education required of all registered nurses.

Out-of-Network Provider: A Provider of services that does not have a Provider contract with the Contractor.

PeachCare for Kids: The State of Georgia’s State Children’s Health Insurance Program established pursuant to Title XXI of the Social Security Act.

Pharmacy Benefit Manager (PBM): An entity responsible for the provision and administration of pharmacy services.

Physician Incentive Plan: Any compensation arrangement between a Contractor and a physician or physician group that may directly have the effect of reducing or limiting services furnished to Members.

Post-Stabilization Services: Covered Services, related to an Emergency Medical Condition, that are provided after a Member is stabilized, in order to maintain the stabilized Condition, or to improve or resolve the Member’s Condition.

Potential Enrollee: See Potential Member.

Potential Member: A Medicaid or SCHIP recipient who is subject to mandatory Enrollment in a care management program but is not yet the Member of a specific CMO plan.

Pre-Certification: Review conducted prior to a Member’s admission, stay or other service or course of treatment in a hospital or other facility.

Prevalent Non-English Language: A language other than English, spoken by a significant number or percentage of potential Members and Members in the State.

Preventive Services: Services provided by a physician or other licensed health practitioner within the scope of his or her practice under State law to: prevent disease, disability, and other health Conditions or their progression; treat potential secondary Conditions before they happen or at an early remediable stage; prolong life; and promote physical and mental health and efficiency.

Primary Care: All Health Care services and laboratory services, including periodic examinations, preventive Health Care and counseling, immunizations, diagnosis and treatment of illness or injury, coordination of overall medical care, record maintenance, and initiation of Referrals to specialty Providers described in this Contract, and for maintaining continuity of patient care. These services are customarily furnished by or through a general practitioner, family physician, internal medicine physician, obstetrician/gynecologist, or pediatrician, and may be furnished by a nurse practitioner to the extent the furnishing of those services is legally authorized in the State in which the practitioner furnishes them.

CONFIDENTIAL – NOT FOR CIRCULATION

Primary Care Provider (PCP): A licensed medical doctor (MD) or doctor of osteopathy (DO) or certain other licensed medical practitioner who, within the scope of practice and in accordance with State certification/licensure requirements, standards, and practices, is responsible for providing all required Primary Care services to Members. A PCP shall include general/family practitioners, pediatricians, internists, physician’s assistants, CNMs or NP-Cs, provided that the practitioner is able and willing to carry out all PCP responsibilities in accordance with these Contract provisions and licensure requirements.

Prior Authorization: (also known as “pre-authorization” or “prior approval”). Authorization granted in advance of the rendering of a service after appropriate medical review.

Proposed Action: The proposal of an action for the denial or limited authorization of a requested service, including the type or level of service; the reduction, suspension, or termination of a previously authorized service; the denial, in whole or part of payment for a service; the failure to provide services in a timely manner; or the failure of the CMO to act within the time frames provided in 42 CFR 438.408(b).

Provider: Any physician, hospital, facility, or other Health Care Professional who is licensed or otherwise authorized to provide Health Care services in the State or jurisdiction in which they are furnished.

Provider Complaint: A written expression by a Provider which indicates dissatisfaction or dispute with the Contractor’s policies, procedures, or any aspect of a Contractor’s administrative functions, including a Proposed Action.

Provider Contract: Any written contract between the Contractor and a Provider that requires the Provider to perform specific parts of the Contractor’s obligations for the provision of Health Care services under this Contract.

Quality: The degree to which a CMO increases the likelihood of desired health outcomes of its Members through its structural and operational characteristics, and through the provision of health services that are consistent with current professional knowledge.

Referral: A request by a PCP for a Member to be evaluated and/or treated by a different physician, usually a specialist.

Referral Services: Those Health Care services provided by a health professional other than the Primary Care Provider and which are ordered and approved by the Primary Care Provider or the Contractor.

Reinsurance: An agreement whereby the Contractor transfers risk or liability for losses, in whole or in part, sustained under this Contract. A reinsurance agreement may also exist at the Provider level.

(Claims) Reprocessing: Upon determination of the need to correct the outcome of one or more claims processing transactions, the subsequent attempt to process a single claim or batch of claims.

CONFIDENTIAL – NOT FOR CIRCULATION

Remedy: The State’s means to enforce the terms of the Contract through performance guarantees and other actions.

Risk Contract: A Contract under which the Contractor assumes financial risk for the cost of the services covered under the Contract, and may incur a loss if the cost of providing services exceeds the payments made by DCH to the Contractor for services covered under the Contract.

Routine Care: Treatment of a Condition that would have no adverse effects if not treated within twenty-four (24) hours or could be treated in a less acute setting (e.g, physicians office) or by the patient.

Scope of Services: Those specific Health Care services for which a Provider has been credentialed, by the plan, to provide to Members.

Service Authorization: A Member’s request for the provision of a service.

Service Region: A geographic area comprised of those counties where the Contractor is responsible for providing adequate access to services and Providers.

Short Term: A period of thirty (30) Calendar Days or less.

Significant Traditional Providers: Those Providers that provided the top eighty percent (80%) of Medicaid encounters for the GMC-eligible population in the base year of 2004.

Span of Control: Information systems and telecommunications capabilities that the CMO itself operates or for which it is otherwise legally responsible according to the terms and Conditions of this Contract. The CMO span of control also includes Systems and telecommunications capabilities outsourced by the CMO.

State: The State of Georgia.

State Children’s Health Insurance Program (SCHIP): A joint federal-state Health Care program for targeted, low-income children, established pursuant to Title XXI of the Social Security Act. Georgia’s SCHIP program is called PeachCare for Kids.

State Fair Hearing: See Administrative Law Hearing.

Subcontract: Any written contract between the Contractor and a third party, including a Provider, to perform a specified part of the Contractor’s obligations under this Contract.

Subcontractor: Any third party who has a written Contract with the Contractor to perform a specified part of the Contractor’s obligations under this Contract.

Subcontractor Payments: Any amounts the Contractor pays a Provider or Subcontractor for services they furnish directly, plus amounts paid for administration and amounts paid (in whole or in part) based on use and costs of Referral Services (such as Withhold amounts, bonuses based on

CONFIDENTIAL – NOT FOR CIRCULATION

Referral levels, and any other compensation to the physician or physician group to influence the use for Referral Services). Bonuses and other compensation that are not based on Referral levels (such as bonuses based solely on quality of care furnished, patient satisfaction, and participation on committees) are not considered payments for purposes of Physician Incentive Plans.

System Access Device: A device used to access System functions; can be any one of the following devices if it and the System are so configured: i. Workstation (stationary or mobile computing device) ii. Network computer/”winterm” device, iii. “Point of Sale” device, iv. Phone, v. Multifunction communication and computing device, e.g. PDA.

System Unavailability: As measured within the Contractor’s information systems Span of Control, when a system user does not get the complete, correct full-screen response to an input command within three (3) minutes after depressing the “Enter” or other function key.

System Function Response Time: Based on the specific sub function being performed,

Record Search Time- the time elapsed after the search command is entered until the list of matching records begins to appear on the monitor.

Record Retrieval Time- the time elapsed after the retrieve command is entered until the record data begin to appear on the monitor.

Screen Edit Time- the time elapsed after the last field is filled on the screen with an enter command until all field entries are edited with the errors highlighted.

New Screen Page Time- the time elapsed from the time a new screen is requested until the data from that screen start to appear on the monitor.

Print Initiation Time- the elapsed time from the command to print a screen or report until it appears in the appropriate queue.

Confirmation of CMO Enrollment System Response Time - the elapsed time from the receipt of the transaction by the Contractor from the Provider and/or switch vendor until the Contractor hands-off a response to the Provider and/or switch vendor.

On-line Claims Adjudication Response Time- the elapsed time from the receipt of the transaction by the Contractor from the Provider and/or switch vendor until the Contractor hands-off a response to the Provider and/or switch vendor.

Systems: See Information Systems.

Telecommunication Device for the Deaf (TDD): Special telephony devices with keyboard attachments for use by individuals with hearing impairments who are unable to use conventional phones.

Third Party Resource: Any person, institution, corporation, insurance company, public, private or governmental entity who is or may be liable in Contract, tort, or otherwise by law or equity to pay all or part of the medical cost of injury, disease or disability of an applicant for or recipient of medical assistance.

Urgent Care: Medically Necessary treatment for an injury, illness, or another type of Condition (usually not life threatening) which should be treated within twenty-four (24) hours.

CONFIDENTIAL – NOT FOR CIRCULATION

Utilization: The rate patterns of service usage or types of service occurring within a specified time.

Utilization Management (UM): A service performed by the Contractor which seeks to assure that Covered Services provided to Members are in accordance with, and appropriate under, the standards and requirements established by the Contractor, or a similar program developed, established or administered by DCH.

Utilization Review (UR): Evaluation of the clinical necessity, appropriateness, efficacy, or efficiency of Health Care services, procedures or settings, and ambulatory review, prospective review, concurrent review, second opinions, care management, discharge planning, or retrospective review.

Validation: The review of information, data, and procedures to determine the extent to which they are accurate, reliable, free from bias and in accord with standards for data collection and analysis.

Week: The traditional seven-day week, Sunday through Saturday.

Withhold: A percentage of payments or set dollar amounts that a Contractor deducts from a practitioner’s service fee, Capitation, or salary payment, and that may or may not be returned to the physician, depending on specific predetermined factors.

Work Week: The traditional work week, Monday through Friday.

1.5	ACRONYMS

AFDC – Aid to Families with Dependent Children

AICPA – American Institute of Certified Public Accountants

CAH – Critical Access Hospital

CDC – Centers for Disease Control

CFR – Code of Federal Regulations

CMO – Care Management Organization

CMS – Centers for Medicare & Medicaid Services

CNM – Certified Nurse Midwives

CSB – Community Service Boards

DME – Durable Medical Equipment

DOI – Department of Insurance

CONFIDENTIAL – NOT FOR CIRCULATION

EB – Enrollment Broker

EPSDT – Early and Periodic Screening, Diagnostic, and Treatment

EQR – External Quality Review

EQRO – External Quality Review Organization

FFS – Fee-for-Service

FQHC – Federally Qualified Health Center

GHF – Georgia Cares

HHS – US Department of Health and Human Services

HIPAA – Health Insurance Portability and Accountability Act

HMO – Health Management Organization

IBNR – Incurred-But-Not-Reported

INS – U.S. Immigration and Naturalization Services

LIM – Low-Income Medicaid

MMIS – Medicaid Management Information System

NAIC – National Association of Insurance Commissioners

NCQA – National Committee for Quality Assurance

NET – Non-Emergency Transportation

NP-C – Certified Nurse Practitioners

NPI – National Provider Identifier

PBM – Pharmacy Benefit Manager

PCP – Primary Care Provider

QAPI – Quality Assessment Performance Improvement

RHC – Rural Health Clinic

CONFIDENTIAL – NOT FOR CIRCULATION

RSM – Right from the Start Medicaid

SCHIP – State Children’s Health Insurance Program

SSA – Social Security Act

TANF – Temporary Assistance for Needy Families

TDD – Telecommunication Device for the Deaf

UM – Utilization Management

UPIN – Unique Physician Identifier Number

UR – Utilization Review

2.0	DCH RESPONSIBILITIES

2.1	GENERAL PROVISIONS

2.1.1	DCH will be responsible for administering the GHF program. The agency will administer Contracts, monitor Contractor performance, and provide oversight in all aspects of the Contractor’ operations. Specifically, DCH will perform the following activities:

2.2	LEGAL COMPLIANCE

2.2.1	DCH will comply with, and will monitor the Contractor’s compliance with, all applicable State and federal laws and regulations.

2.3	ELIGIBILITY AND ENROLLMENT

2.3.1	The State of Georgia has the sole authority for determining eligibility for the Medicaid program and whether Medicaid beneficiaries are eligible for Enrollment in GHF. DCH or its Agent will determine eligibility for PeachCare for Kids and will collect applicable premiums. DCH or its agent will continue responsibility for the electronic eligibility verification system (EVS).

2.3.2	DCH or its Agent will review the Medicaid Management Information System (MMIS) file daily and send written notification and information within two (2) Business Days to all Members who are determined eligible for GHF. A Member shall have thirty (30) Calendar Days to select a CMO plan and a PCP. DCH or its Agent will issue a monthly notice of all Enrollments to the CMO plan.

CONFIDENTIAL – NOT FOR CIRCULATION

2.3.3	At the time of CMO plan selection the Member will also sign an acknowledgement of receipt of the Member Roles and Responsibilities document.

2.3.4	If the Member does not choose a CMO plan within thirty (30) Calendar Days of being deemed eligible for GHF, DCH or its Agent will Auto-Assign the individual to a CMO plan using the following algorithm:

2.3.4.1	If an immediate family member(s) of the Member is already enrolled in one CMO plan, the Member will be Auto-Assigned to that plan;

2.3.4.2	If there are no immediate family members already enrolled and the Member has a Historical Provider Relationship with a Provider, the Member will be Auto-Assigned to the CMO plan where the Provider is contracted;

2.3.4.3	If the Member does not have a Historical Provider Relationship with a Provider in any CMO plan, or the Provider contracts with all plans, the Member will be Auto-Assigned to the CMO plan that has the lowest capitated rates in the Service Region.

2.3.5	Enrollment, whether chosen or Auto-Assigned, will be effective at 12:01 a.m. on the first (1st) Calendar Day of the month following the Member selection or Auto-Assignment, for those Members assigned on or between the first (1st) and twenty-fourth (24th) Calendar Day of the month. For those Members assigned on or between the twenty-fifth (25th) and thirty-first (31st) Calendar Day of the month, Enrollment will be effective at 12:01 a.m. on the first (1st) Calendar Day of the second (2nd) month after assignment.

2.3.6	In the future, at a date to be determined by DCH, DCH or its Agent may include quality measures in the Auto-Assignment algorithm. Members will be Auto-Assigned to those plans that have higher scores on quality measures to be defined by DCH. This factor will be applied after determining that there are no Historical Provider Relationships, but prior to utilizing the lowest Capitation rates criteria.

2.3.7	In the Atlanta Service Region, DCH will limit enrollment in a single plan to no more than forty percent (40%) of total GCS eligible lives in the Service Region. Members will not be Auto-Assigned to that CMO plan unless a family member is enrolled in the CMO plan or a Historical Provider Relationship exists with a Provider that does not participate in any other CMO plan in the Atlanta Service Region. DCH may, at its sole discretion, elect to modify this threshold for reasons it deems necessary and proper.

2.3.8

In the five (5) Service Regions other than Atlanta DCH will limit Enrollment in a single plan to no more than sixty-five percent (65%) of total GHF eligible lives in the Service Region. Members will not be Auto-Assigned to that CMO plan unless a family member is enrolled in the CMO plan or a Historical Provider Relationship exists with a Provider that does not participate in any other CMO plan in the Service

CONFIDENTIAL – NOT FOR CIRCULATION

Region. Enrollment limits will be figured once per quarter at the beginning of each quarter.

2.3.9	DCH or its Agent will have five (5) Business Days to notify Members and the CMO plan of the Auto-Assignment. Notice to the Member will be made in writing and sent via surface mail. Notice to the CMO plan will be made via file transfer.

2.3.10	DCH or its Agent will be responsible for the consecutive Enrollment period and re-Enrollment functions.

2.3.11	Conditioned on continued eligibility, all Members will be enrolled in a CMO plan for a period of twelve (12) consecutive months. This consecutive Enrollment period will commence on the first (1st) day of Enrollment or upon the date the notice is sent, whichever is later. If a Member disenrolls from one CMO plan and enrolls in a different CMO plan, consecutive Enrollment period will begin on the effective date of Enrollment in the second (2nd) CMO plan.

2.3.12	DCH or its Agent will automatically enroll a Member into the CMO plan in which he or she was most recently enrolled if the Member has a temporary loss of eligibility, defined as less than sixty (60) Calendar Days. In this circumstance the consecutive Enrollment period will continue as though there has been no break in eligibility, keeping the original twelve (12) month period.

2.3.13	DCH or its Agent will notify Members at least once every twelve (12) months, and at least sixty (60) Calendar Days prior to the date upon which the consecutive Enrollment period ends (the annual Enrollment opportunity), that they have the opportunity to switch CMO plans. Members who do not make a choice will be deemed to have chosen to remain with their current CMO plan.

2.3.14	In the event a temporary loss of eligibility has caused the Member to miss the annual Enrollment opportunity, DCH or its Agent will enroll the Member in the CMO plan in which he or she was enrolled prior to the loss of eligibility. The Member will have ninety (90) Calendar Days to disenroll without cause as described in Section 4.2.1.

2.3.15	In accordance with current operations, the State will issue a Medicaid number to a newborn upon notification from the Contractor, the hospital, or other authorized Medicaid provider.

2.3.16	Upon notification from a CMO plan that a Member is an expectant mother, DCH or its Agent shall mail a newborn enrollment packet to the expectant mother. This packet shall include information that the newborn will be Auto-Assigned to the mother’s CMO plan and that she may, if she wants, select a PCP for her newborn prior to the birth by contacting her CMO plan. The mother shall have ninety (90) Calendar Days from the day a Medicaid number was assigned to her newborn to choose a different CMO plan.

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2.4	DISENROLLMENT

2.4.1	DCH or its Agent will process all CMO plan Disenrollments. This includes Disenrollments due to non-payment of the PeachCare for Kids premiums, loss of eligibility for GHF due to other reasons, and all Disenrollment requests Members or CMO plans submit via telephone, surface mail, internet, facsimile, and in person.

2.4.2	DCH or its Agent will make final determinations about granting Disenrollment requests and will notify the CMO plan via file transfer and the Member via surface mail of any Disenrollment decision within five (5) Calendar Days of making the final determination

2.4.3	Whether requested by the Member or the Contractor the following are the Disenrollment timeframes:

2.4.3.1	If the Disenrollment request was date stamped received by DCH on or between the first (1st) and fifteenth (15th) Calendar Day of the month, the Disenrollment will be effective at midnight the first (1st) day of the month following the month in which the request was filed; and

2.4.3.2	If the Disenrollment request was date stamped received by DCH on or between the sixteenth (16th) and thirty-first (31st) Calendar Day of the month, the Disenrollment will be effective at midnight the first (1st) day of the second (2nd) month following the month in which the request was filed.

2.4.4	If DCH or its Agent fails to make a determination, the date of Disenrollment will be deemed effective on the first (1st) day of the second (2nd) month.

2.4.5	When Disenrollment is necessary due to a change in eligibility category, or eligibility for GHF, the Member will be disenrolled according to the timeframes identified in Section 2.4.3.

2.4.6	When disenrollment is necessary because a Member loses Medicaid or PeachCare for Kids eligibility (for example, he or she has died, been incarcerated, or moved out-of-state) disenrollment shall be immediate.

2.5	MEMBER SERVICES AND MARKETING

2.5.1	DCH will provide to the Contractor its methodology for identifying the prevalent non-English languages spoken. For the purposes of this Section, prevalent means a non-English language spoken by a significant number or percentage of Medicaid and PeachCare for Kids eligible individuals in the State.

2.5.2	DCH will review and prior approve all marketing materials.

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2.6	COVERED SERVICES & SPECIAL COVERAGE PROVISIONS

2.6.1	DCH will use submitted Encounter Data, and other data sources, to determine Contractor compliance with federal requirements that eligible Members under the age of twenty-one (21) receive periodic screens and preventive/well child visits in accordance with the specified periodicity schedule. DCH will use the participant ratio as calculated using the CMS 416 methodology for measuring the Contractor’s performance.

2.7	NETWORK

2.7.1	DCH will provide to the Contractor up-to-date changes to the State’s list of excluded Providers, as well as any additional information that will affect the Contractor’s Provider network.

2.7.2	DCH will consider all Contractor’s requests to waive network geographic access requirements in rural areas. All such requests shall be submitted in writing.

2.7.3	DCH will provide the State’s Provider Credentialing policies to the Contractor upon award of this Contract.

2.8	QUALITY MONITORING

2.8.1	DCH will have a written strategy for assessing and improving the quality of services provided by the Contractor. In accordance with 42 CFR 438.204 this strategy will, at a minimum, monitor:

2.8.1.1	The availability of services;

2.8.1.2	The adequacy of the Contractor’s capacity and services;

2.8.1.3	The Contractor’s coordination and continuity of care for Members;

2.8.1.4	The coverage and authorization of services;

2.8.1.5	The Contractor’s policies and procedures for selection and retention of Providers;

2.8.1.6	The Contractor’s compliance with Member information requirements in accordance with 42 CFR 43 8.10;

2.8.1.7	The Contractor’s compliance with State and federal privacy laws and regulations relative to Member’s confidentiality;

2.8.1.8	The Contractor’s compliance with Member Enrollment and Disenrollment requirements and limitations;

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2.8.1.9	The Contractor’s Grievance System;

2.8.1.10	The Contractor’s oversight of all Subcontractor relationships and delegations;

2.8.1.11	The Contractor’s adoption of practice guidelines, including the dissemination of the guidelines to Providers and Providers’ application of them;

2.8.1.12	The Contractor’s quality assessment and performance improvement program; and

2.8.1.13	The Contractor’s health information systems.

2.9	COORDINATION WITH CONTRACTOR’S KEY STAFF

2.9.1	DCH will make diligent good faith efforts to facilitate effective and continuous communication and coordination with the Contractor in all areas of GHF operations.

2.9.2	Specifically, DCH will designate individuals within the department who will serve as a liaison to the corresponding individual on the Contractor’s staff, including:

2.9.2.1	A program integrity staff Member;

2.9.2.2	A quality oversight staff Member;

2.9.2.3	A Grievance System staff Member who will also ensure that the State Administrative Law Hearing process is consistent with the Rules of the Office of the State Administrative Hearings Chapter 616-1-2 and with any other applicable rule, regulation, or procedure whether State or federal;

2.9.2.4	An information systems coordinator; and

2.9.2.5	A vendor management staff Member.

2.10	FORMAT STANDARDS

2.10.1	DCH will provide to the Contractor its standards for formatting all Reports requested of the Contractor. DCH will require that all Reports be submitted electronically.

2.11	FINANCIAL MANAGEMENT

2.11.1	In order to facilitate the Contractor’s efforts in using Cost Avoidance processes to ensure that primary payments from the liable third party are identified and collected to offset medical expenses, DCH will include information about known Third Party Resources on the electronic Enrollment data given to the Contractor.

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2.11.2	DCH will monitor Contractor compliance with federal and State physician incentive plan rules and regulations.

2.12	INFORMATION SYSTEMS

2.12.1	DCH will supply the following information to the Contractor:

2.12.1.1	Application and database design and development requirements (standards) that are specific to the State of Georgia.

2.12.1.2	Networking and data communications requirements (standards) that are specific to the State of Georgia.

2.12.1.3	Specific information for integrity controls and audit trail requirements.

2.12.1.4	State web portal (Georgia.gov) integration standards and design guidelines.

2.12.1.5	Specifications for data files to be transmitted by the Contractor to DCH and/or its agents.

2.12.1.6	Specifications for point-to-point, uni-directional or bi-directional interfaces between Contractor and DCH systems.

2.13	READINESS REVIEW

2.13.1	DCH will conduct a readiness review of each CMO plan that will include, at a minimum, one (1) on-site review. This review shall be conducted ninety (90) to one hundred twenty (120) days prior to Enrollment of Medicaid/PeachCare for Kids recipients in the CMO plan, and at other times during the Contract period at the discretion of DCH. DCH will conduct the readiness review to provide assurances that the Contractor is able and prepared to perform all administrative functions and to provide high-quality services to Members.

2.13.2	Specifically, DCH’s review will document the status of the Contractor with respect to meeting program standards set forth in this Contract, as well as any goals established by the Contractor. A multidisciplinary team appointed by DCH will conduct the readiness review. The scope of the readiness review will include, but not be limited to, review and/or verification of:

2.13.2.1	Network Provider composition and access;

2.13.2.2	Staff;

2.13.2.3	Marketing materials;

2.13.2.4	Content of Provider agreements;

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2.13.2.5	EPSDT plan;

2.13.2.6	Member services capability;

2.13.2.7	Comprehensiveness of quality and Utilization Management strategies;

2.13.2.8	Policies and procedures for the Grievance System and Complaint System;

2.13.2.9	Financial solvency;

2.13.2.10	Contractor litigation history, current litigation, audits and other government investigations both in Georgia and in other states; and

2.13.2.11	Information systems’ Claims payment system performance and interfacing capabilities.

2.13.3	The readiness review may assess the Contractor’s ability to meet any requirements set forth in this Contract and the documents referenced herein.

2.13.4	Members may not be enrolled in a CMO plan until DCH has determined that the Contractor is capable of meeting these standards. A Contractor’s failure to pass the readiness review within one hundred twenty (120) Calendar Days of Contract Award may result in immediate Contract termination.

2.13.5	DCH will provide the Contractor with a summary of the findings as well as areas requiring remedial action.

3.0	GENERAL CONTRACTOR RESPONSIBILITIES

3.1	The Contractor shall immediately notify DCH of any of the following:

3.1.1	Change in business address, telephone number, facsimile number, and e-mail address;

3.1.2	Change in corporate status or nature;

3.1.3	Change in business location;

3.1.4	Change in solvency;

3.1.5	Change in corporate officers, executive employees, or corporate structure;

3.1.6	Change in ownership, including but not limited to the new owner’s legal name, business address, telephone number, facsimile number, and e-mail address;

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3.1.7	Change in incorporation status; or

3.1.8	Change in federal employee identification number or federal tax identification number.

3.2	The Contractor shall not make any changes to any of the requirements herein, without explicit written approval from Commissioner of DCH, or his or her designee.

4.0	SPECIFIC CONTRACTOR RESPONSIBILITIES

The Contractor shall complete the following actions, tasks, obligations, and responsibilities:

4.1	ENROLLMENT

4.1.1	Enrollment Procedures

4.1.1.1	DCH or its Agent is responsible for Enrollment, including auto-assignment of a CMO plan; Disenrollment; education; and outreach activities. The Contractor shall coordinate with DCH and its Agent as necessary for all Enrollment and Disenrollment functions.

4.1.1.2	DCH or its Agent will make every effort to ensure that recipients ineligible for Enrollment in GHF are not be enrolled in GHF. However, to ensure that such recipients are not enrolled in GHF, the Contractor shall assist DCH or its Agent in the identification of recipients that are ineligible for Enrollment in GHF, as discussed in Section 1.2.3, should such recipients inadvertently become enrolled in GHF. The Contractor shall assist DCH or its Agent in the identification of recipients that become ineligible for Medicaid (for example, those who have died, been incarcerated, or moved out-of-state).

4.1.1.3	The Contractor shall accept all individuals without restrictions. The Contractor shall not discriminate against individuals on the basis of religion, gender, race, color, or national origin, and will not use any policy or practice that has the effect of discriminating on the basis of religion, gender, race, color, or national origin or on the basis of health, health status, pre-existing Condition, or need for Health Care services.

4.1.2	Selection of a Primary Care Provider (PCP)

4.1.2.1	At the time of plan selection, Members, with counseling and assistance from DCH or its Agent, will choose an In-Network PCP. If a Member fails to select a PCP, or if the Member has been Auto-Assigned to the CMO plan, the Contractor shall Auto-Assign Members to a PCP based on the following algorithm:

4.1.2.1.1	Assignment shall be made to a Provider with whom, based on FFS Claims history, the Member has a Historical Provider Relationship, provided that the geographic access requirements in 4.8.12 are met;

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4.1.2.1.2	If there is no Historical Provider Relationship the Member shall be Auto-Assigned to a Provider who is the assigned PCP for an immediate family member enrolled in the CMO plan, if the Provider is an appropriate Provider based on the age and gender of the Member;

4.1.2.1.3	If other immediate family members do not have an assigned PCP, Auto-Assignment shall be made to a Provider with whom a family member has a Historical Provider Relationship; if the Provider is an appropriate Provider based on the age and gender of the Member; and

4.1.2.1.4	If there is no Member or immediate family member historical usage Members shall be Auto-Assigned to a PCP, using an algorithm developed by the Contractor, based on the age and sex of the Member, and geographic proximity.

4.1.2.2	PCP assignment shall be effective immediately. The Contractor shall notify the Member via surface mail of their Auto-Assigned PCP within ten (10) Calendar Days of Auto-Assignment.

4.1.2.3	The Contractor shall submit its PCP Auto-Assignment Policies and Procedures to DCH for review and approval within sixty (60) Calendar Days of Contract Award.

4.1.3	Newborn Enrollment

4.1.3.1	All newborns shall be Auto-Assigned by DCH or its Agent to the mother’s CMO plan.

4.1.3.2	The Contractor shall be responsible for notifying DCH or its Agent of any Members who are expectant mothers at least sixty (60) Calendar Days prior to the expected date of delivery. In the event a woman does not enroll in the CMO plan until she is already within sixty (60) Calendar Days of her expectant due date the Contractor shall notify DCH or its agent immediately.

4.1.3.3	During this sixty (60) Calendar Day period prior to the birth, the Contractor shall provide assistance to any expectant mother who contacts them wishing to make a PCP selection for her newborn and record that selection.

4.1.3.4

Within twenty-four (24) hours of the birth, the Contractor shall ensure the submission of a newborn notification form to DCH or its agent. If the mother has made a PCP selection, this information shall be included in the newborn

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notification form. If the mother has not made a PCP selection, the Contractor shall Auto-Assign the newborn to a PCP within two (2) Business Days of the birth. Auto-Assignment shall be made using the algorithm described in Section 4.1.2.1. Notice of the PCP Auto-Assignment shall be mailed to the mother within twenty-four (24) hours.

4.1.4	Reporting Requirements

4.1.4.1	The Contractor shall submit to DCH weekly Member Information Reports as described in Section 4.18.2.1.

4.1.4.2	The Contractor shall submit to DCH monthly Eligibility and Enrollment Reconciliation Reports as described in Section 4.18.3.1.

4.2	DISENROLLMENT

4.2.1	Disenrollment Initiated by the Member

4.2.1.1	A Member may request Disenrollment from a CMO plan without cause during the ninety (90) Calendar Days following the date of the Member’s initial Enrollment with the CMO plan or the date DCH or its Agent sends the Member notice of the Enrollment, whichever is later. A Member may request Disenrollment without cause every twelve (12) months thereafter.

4.2.1.2	A Member may request Disenrollment from a CMO plan for cause at any time. The following constitute cause for Disenrollment by the Member:

4.2.1.2.1	The Member moves out of the CMO plan’s Service Region;

4.2.1.2.2	The CMO plan does not, because of moral or religious objections, provide the Covered Service the Member seeks;

4.2.1.2.3	The Member needs related services to be performed at the same time and not all related services are available within the network. The Member’s Provider or another Provider have determined that receiving service separately would subject the Member to unnecessary risk;

4.2.1.2.4	The Member requests to be assigned to the same CMO plan as family members; and

4.2.1.2.5	The Member’s Medicaid eligibility category changes to a category ineligible for GHF, and/or the Member otherwise becomes ineligible to participate in GHF.

4.2.1.2.6	Other reasons, per 42 CFR 438.56(d)(2), include, but are not limited to, poor quality of care, lack of access to services covered under the

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Contract, or lack of Providers experienced in dealing with the Member’s Health Care needs. DCH or its Agent shall make determination of these reasons.

4.2.1.3	The Contractor shall provide assistance to Members seeking to disenroll. This assistance shall consist of providing the forms to the Member and referring the Member to DCH or its Agent who will make Disenrollment determinations.

4.2.2	Disenrollment Initiated by the Contractor

4.2.2.1	The Contractor shall complete all Disenrollment paperwork for Members it is seeking to disenroll.

4.2.2.2	The Contractor shall notify DCH or its Agent upon identification of a Member who it knows or believes meets the criteria for Disenrollment, as defined in Section 4.2.3.1.

4.2.2.3	Prior to requesting Disenrollment of a Member for reasons described in Sections 4.2.3.1.1, 4.2.3.1.2, and 4.2.3.1.3 the Contractor shall document at least three (3) interventions over a period of ninety (90) Calendar Days that occurred through treatment, case management, and Care Coordination to resolve any difficulty leading to the request. The Contractor shall provide at least one (1) written warning to the Member, certified return receipt requested, regarding implications of his or her actions. DCH recommends that this notice be delivered within ten (10) Business Days of the Member’s action.

4.2.2.4	If the Member has demonstrated abusive or threatening behavior as defined by DCH, only one (1) written attempt to resolve the difficulty is required.

4.2.2.5	The Contractor shall cite to DCH or its Agent at least one (1) acceptable reason for Disenrollment outlined in Section 4.2.3 before requesting Disenrollment of the Member.

4.2.2.6	The Contractor shall submit Disenrollment requests to DCH or its Agent and the Contractor shall honor all Disenrollment determinations made by DCH or its Agent. DCH’s decision on the matter shall be final, conclusive and not subject to appeal.

4.2.3	Acceptable Reasons for Disenrollment Requests by Contractor

4.2.3.1	The Contractor may request Disenrollment if:

4.2.3.1.1	The Member’s continued Enrollment in the CMO plan seriously impairs the ability to furnish services to either this particular Member or other Members;

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4.2.3.1.2	The Member demonstrates a pattern of disruptive or abusive behavior that could be construed as non-compliant and is not caused by a presenting illness;

4.2.3.1.3	The Member’s Utilization of services is Fraudulent or abusive;

4.2.3.1.4	The Member has moved out of the Service Region;

4.2.3.1.5	The Member is placed in a long-term care nursing facility, State institution, or intermediate care facility for the mentally retarded;

4.2.3.1.6	The Member’s Medicaid eligibility category changes to a category ineligible for GHF, and/or the Member otherwise becomes ineligible to participate in GHF;

4.2.3.1.7	The Member has any other condition as so defined by DCH; or

4.2.3.1.8	The Member has died, been incarcerated, or moved out of State, thereby making them ineligible for Medicaid.

4.2.4	Unacceptable Reasons for Disenrollment Requests by Contractor

4.2.4.1	The Contractor shall not request Disenrollment of a Member for discriminating reasons, including:

4.2.4.1.1	Adverse changes in a Member’s health status;

4.2.4.1.2	Missed appointments;

4.2.4.1.3	Utilization of medical services;

4.2.4.1.4	Diminished mental capacity;

4.2.4.1.5	Pre-existing medical condition; or

4.2.4.1.6	Uncooperative or disruptive behavior resulting from his or her special needs.

4.2.4.2	The Contractor shall not request Disenrollment because of the Member’s attempt to exercise his or her rights under the Grievance System.

4.2.4.3	The request of one PCP to have a Member assigned to a different Provider shall not be sufficient cause for the Contractor to request that the Member be disenrolled from the plan. Rather, the Contractor shall utilize its PCP assignment process to assign the Member to a different and available PCP.

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4.3	MEMBER SERVICES

4.3.1	General Provisions

4.3.1.1	The Contractor shall ensure that Members are aware of their rights and responsibilities, the role of PCPs, how to obtain care, what to do in an emergency or urgent medical situation, how to request a Grievance, Appeal, or Administrative Law Hearings, and how to report suspected Fraud and Abuse. The Contractor shall convey this information via written materials and via telephone, internet, and face-to-face communications which allow the Members to submit questions and receive responses from the Contractor.

4.3.2	Requirements for Written Materials

4.3.2.1	The Contractor shall make all written materials available in alternative formats and in a manner that takes into consideration the Member’s special needs, including those who are visually impaired or have limited reading proficiency. The Contractor shall notify all Members and Potential Members that information is available in alternative formats and how to access those formats.

4.3.2.2	The Contractor shall make all written information available in English, Spanish and all other prevalent non-English languages, as defined by DCH. For the purposes of this Contract, prevalent means a non-English language spoken by a significant number or percentage of Medicaid and PeachCare for Kids eligible individuals in the State.

4.3.2.3	All written materials distributed to Members shall include a language block, printed in Spanish and all other prevalent non-English languages, that informs the Member that the document contains important information and directs the Member to call the Contractor to request the document in an alternative language or to have it orally translated.

4.3.2.4	All written materials shall be worded such that they are understandable to a person who reads at the fifth (5th) grade level. Suggested reference materials to determine whether this requirement is being met are:

4.3.2.4.1	Fry Readability Index;

4.3.2.4.2	PROSE The Readability Analyst (software developed by Education Activities, Inc.);

4.3.2.4.3	Gunning FOG Index;

4.3.2.4.4	McLaughlin SMOG Index;

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4.3.2.4.5	The Flesch-Kincaid Index; or

4.3.2.4.6	Other word processing software approved by DCH.

4.3.2.5	The Contractor shall provide written notice to DCH of any changes to any written materials provided to the Members. Written notice shall be provided at least thirty (30) Calendar Days before the effective date of the change.

4.3.2.6	All written materials, including information for the Web site, must be submitted to DCH for approval before being distributed.

4.3.3	Member Handbook Requirements

4.3.3.1	The Contractor shall mail to all newly enrolled Members a Member Handbook within ten (10) Calendar Days of receiving the notice of enrollment from DCH or its Agent. The Contractor shall mail to all enrolled Members a Member Handbook at least annually thereafter.

4.3.3.2	Pursuant to the requirements set forth in 42 CFR 438.10, the Member Handbook shall include, but not be limited to:

4.3.3.2.1	A table of contents;

4.3.3.2.2	Information about the roles and responsibilities of the Member (this information to be supplied by DCH);

4.3.3.2.3	Information about the role of the PCP;

4.3.3.2.4	Information about choosing a PCP;

4.3.3.2.5	Information about what to do when family size changes;

4.3.3.2.6	Appointment procedures;

4.3.3.2.7	Information on Benefits and services, including a description of all available GHF Benefits and services;

4.3.3.2.8	Information on how to access services, including Health Check services, non-emergency transportation (NET) services, and maternity and family planning services;

4.3.3.2.9	An explanation of any service limitations or exclusions from coverage;

4.3.3.2.10	A notice stating that the Contractor shall be liable only for those services authorized by the Contractor;

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4.3.3.2.11	Information on where and how Members may access Benefits not available from or not covered by the Contractor;

4.3.3.2.12	The Medical Necessity definition used in determining whether services will be covered;

4.3.3.2.13	A description of all pre-certification, prior authorization or other requirements for treatments and services;

4.3.3.2.14	The policy on Referrals for specialty care and for other Covered Services not furnished by the Member’s PCP;

4.3.3.2.15	Information on how to obtain services when the Member is out of the Service Region and for after-hours coverage;

4.3.3.2.16	Cost-sharing;

4.3.3.2.17	The geographic boundaries of the Service Regions;

4.3.3.2.18	Notice of all appropriate mailing addresses and telephone numbers to be utilized by Members seeking information or authorization, including an inclusion of the Contractor’s toll-free telephone line and Web site;

4.3.3.2.19	A description of Utilization Review policies and procedures used by the Contractor;

4.3.3.2.20	A description of Member rights and responsibilities as described in Section 4.3.4;

4.3.3.2.21	The policies and procedures for Disenrollment;

4.3.3.2.22	Information on Advance Directives;

4.3.3.2.23	A statement that additional information, including information on the structure and operation of the CMO plan and physician incentive plans, shall be made available upon request;

4.3.3.2.24	Information on the extent to which, and how, after-hours and emergency coverage are provided, including the following:

i.	What constitutes an Urgent and Emergency Medical Condition, Emergency Services, and Post-Stabilization Services;

ii.	The fact that Prior Authorization is not required for Emergency Services;

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iii.	The process and procedures for obtaining Emergency Services, including the use of the 911 telephone systems or its local equivalent;

iv.	The locations of any emergency settings and other locations at which Providers and hospitals furnish Emergency Services and Post-Stabilization Services covered herein; and

v.	The fact that a Member has a right to use any hospital or other setting for Emergency Services;

4.3.3.2.25	Information on the Grievance Systems policies and procedures, as described in Section 4.14 of this Contract. This description must include the following:

i.	The right to file a Grievance and Appeal with the Contractor;

ii.	The requirements and timeframes for filing a Grievance or Appeal with the Contractor;

iii.	The availability of assistance in filing a Grievance or Appeal with the Contractor;

iv.	The toll-free numbers that the Member can use to file a Grievance or an Appeal with the Contractor by phone;

v.	The right to a State Administrative Law Hearing, the method for obtaining a hearing, and the rules that govern representation at the hearing;

vi.	Notice that if the Member files an Appeal or a request for a State Administrative Law Hearing within the timeframes specified for filing, the Member may be required to pay the cost of services furnished while the Appeal is pending, if the final decision is adverse to the Member; and

vii.	Any Appeal rights that the State chooses to make available to Providers to challenge the failure of the Contractor to cover a service.

4.3.3.3	The Member Handbook shall be submitted to DCH for review and approval within sixty (60) Calendar Days of Contract Award.

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4.3.4	Member Rights

4.3.4.1	The Contractor shall have written policies and procedures regarding the rights of Members and shall comply with any applicable federal and State laws and regulations that pertain to Member rights. These rights shall be included in the Member Handbook. At a minimum, said policies and procedures shall specify the Member’s right to:

4.3.4.1.1	Receive information pursuant to 42 CFR 438.10;

4.3.4.1.2	Be treated with respect and with due consideration for the Member’s dignity and privacy;

4.3.4.1.3	Have all records and medical and personal information remain confidential;

4.3.4.1.4	Receive information on available treatment options and alternatives, presented in a manner appropriate to the Member’s Condition and ability to understand;

4.3.4.1.5	Participate in decisions regarding his or her Health Care, including the right to refuse treatment;

4.3.4.1.6	Be free from any form of restraint or seclusion as a means of coercion, discipline, convenience or retaliation, as specified in other federal regulations on the use of restraints and seclusion;

4.3.4.1.7	Request and receive a copy of his or her Medical Records pursuant to 45 CFR 160 and 164, subparts A and E, and request to amend or correct the record as specified in 45 CFR 164.524 and 164.526;

4.3.4.1.8	Be furnished Health Care services in accordance with 42 CFR 438.206 through 438.210;

4.3.4.1.9	Freely exercise his or her rights, including those related to filing a Grievance or Appeal, and that the exercise of these rights will not adversely affect the way the Member is treated;

4.3.4.1.10	Not be held liable for the Contractor’s debts in the event of insolvency; not be held liable for the Covered Services provided to the Member for which DCH does not pay the Contractor; not be held liable for Covered Services provided to the Member for which DCH or the CMO plan does not pay the Health Care Provider that furnishes the services; and not be held liable for payments of Covered Services furnished under a contract, Referral, or other arrangement to the extent that those payments are in excess of amount the Member would owe if the Contractor provided the services directly; and

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4.3.4.1.11	Only be responsible for cost sharing in accordance with 42 CFR 447.50 through 42 CFR 447.60 and Attachment K of this Contract.

4.3.5	Provider Directory

4.3.5.1	The Contractor shall mail via surface mail a Provider Directory to all new Members within ten (10) Calendar Days of receiving the notice of Enrollment from DCH or the State’s Agent.

4.3.5.2	The Provider Directory shall include names, locations, office hours, telephone numbers of, and non-English languages spoken by, current Contracted Providers. This includes, at a minimum, information on PCPs, specialists, dentists, pharmacists, FQHCs and RHCs, mental health and substance abuse Providers, and hospitals. The Provider Directory shall also identify Providers that are not accepting new patients.

4.3.5.3	The Contractor shall submit the Provider Directory to DCH for review and prior approval within sixty (60) Calendar Days of Contract Award.

4.3.5.4	The Contractor shall up-date and amend the Provider Directory on its Web site within five (5) Business Days of any changes, produce and distribute quarterly up-dates to all Members, and re-print the Provider Directory and distribute to all Members at least once per year.

4.3.5.5	At least once per month, the Contractor shall submit to DCH and its Agent any changes and edits to the Provider Directory. Such changes shall be submitted electronically in a format to be determined by DCH.

4.3.6	Member Identification (ID) Card

4.3.6.1	The Contractor shall mail via surface mail a Member ID Card to all new Members according to the following timeframes:

4.3.6.1.1	Within ten (10) Calendar Days of receiving the notice of Enrollment from DCH or the Agent for Members who have selected a CMO plan and a PCP;

4.3.6.1.2	Within ten (10) Calendar Days of PCP assignment or selection for Members that are Auto-Assigned to the CMO plan.

4.3.6.2	The Member ID Card must, at a minimum, include the following information:

4.3.6.2.1	The Member’s name;

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4.3.6.2.2	The Member’s Medicaid or PeachCare for Kids identification number;

4.3.6.2.3	The PCP’s name, address, and telephone numbers (including after-hours number if different from business hours number);

4.3.6.2.4	The name and telephone number(s) of the Contractor;

4.3.6.2.5	The Contractor’s twenty-four (24) hour, seven (7) day a week toll-free Member services telephone number; and

4.3.6.2.6	Instructions for emergencies.

4.3.6.3	The Contractor shall reissue the Member ID Card within ten (10) Calendar Days of notice if a Member reports a lost card, there is a Member name change, the PCP changes, or for any other reason that results in a change to the information disclosed on the Member ID Card.

4.3.6.4	The Contractor shall submit a front and back sample Member ID Card to DCH for review and approval within sixty (60) Calendar Days of Contract Award.

4.3.7	Toll-free Telephone Hotline

4.3.7.1	The Contractor shall operate a toll-free telephone hotline to respond to Member questions, comments and inquiries.

4.3.7.2	The Contractor shall develop Telephone Hotline Policies and Procedures, that address staffing, personnel, hours of operation, access and response standards, monitoring of calls via recording or other means, and compliance with standards.

4.3.7.3	The Contractor shall submit these Telephone Hotline Policies and Procedures, including performance standards pursuant to Section 4.3.7.7, to DCH for review and approval within sixty (60) Calendar Days of Contract Award.

4.3.7.4	The telephone hotline shall handle calls from non-English speaking callers, as well as calls from Members who are hearing impaired.

4.3.7.5	The Contractor’s call center systems shall have the capability to track call management metrics identified in Attachment L.

4.3.7.6

The telephone hotline shall be fully staffed between the hours of 7:00 a.m. and 7:00 p.m. EST, Monday through Friday, excluding State holidays. The telephone hotline staff shall be trained to respond to Member questions in all

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areas, including, but not limited to, Covered Services, the Provider network, and non-emergency transportation (NET).

4.3.7.7	The Contractor shall develop performance standards and monitor Telephone Hotline performance by recording calls and employing other monitoring activities. At a minimum, the standards shall require that, on a monthly basis, eighty percent (80%) of calls are answered by a person within thirty (30) seconds, the Blocked Call rate does not exceed one percent (1%), and the rate of Abandoned Calls does not exceed five percent (5%).

4.3.7.8	The Contractor shall have an automated system available between the hours of 7:00 p.m. and 7:00 a.m. EST Monday through Friday and at all hours on weekends and holidays. This automated system must provide callers with operating instructions on what to do in case of an emergency and shall include, at a minimum, a voice mailbox for callers to leave messages. The Contractor shall ensure that the voice mailbox has adequate capacity to receive all messages. A Contractor’s Representative shall return messages on the next Business Day.

4.3.7.9	The Contractor shall develop Call Center Quality Criteria and Protocols to measure and monitor the accuracy of responses and phone etiquette as it relates to the Toll-free Telephone Hotline. The Contractor shall submit the Call Center Quality Criteria and Protocols to DCH for review and approval within sixty (60) Calendar Days of Contract Award.

4.3.8	Internet Presence/Web Site

4.3.8.1	The Contractor shall provide general and up-to-date information about the CMO plan’s program, its Provider network, its customer services, and its Grievance and Appeals Systems on its Web site.

4.3.8.2	The Contractor shall maintain a Member portal that allows Members to access a searchable Provider Directory that shall be updated within five (5) Business Days upon changes to the Provider network.

4.3.8.3	The Web site must have the capability for Members to submit questions and comments to the Contractor and receive responses.

4.3.8.4	The Web site must comply with the marketing policies and procedures and with requirements for written materials described in this Contract and must be consistent with applicable State and federal laws.

4.3.8.5	In addition to the specific requirements outlined above, the Contractor’s Web site shall be functionally equivalent, with respect to functions described in this Contract, to the Web site maintained by the State’s Medicaid fiscal agent (www.ghp.georgia.gov).

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4.3.8.6	The Contractor shall submit Web site screenshots to DCH for review and approval sixty (60) Calendar Days prior to implementation of GHF.

4.3.9	Cultural Competency

4.3.9.1	In accordance with 42 CFR 438.206, the Contractor shall have a comprehensive written Cultural Competency Plan describing how the Contractor will ensure that services are provided in a culturally competent manner to all Members, including those with limited English proficiency. The Cultural Competency Plan must describe how the Providers, individuals and systems within the CMO plan will effectively provide services to people of all cultures, races, ethnic backgrounds and religions in a manner that recognizes, values, affirms and respects the worth of the individual Members and protects and preserves the dignity of each.

4.3.9.2	The Contractor shall submit the Cultural Competency Plan to DCH for review and approval within sixty (60) Calendar Days of Contract Award.

4.3.9.3	The Contractor may distribute a summary of the Cultural Competency Plan to the In-Network Providers if the summary includes information on how the Provider may access the full Cultural Competency Plan on the Web site. This summary shall also detail how the Provider can request a hard-copy from the CMO at no charge to the Provider.

4.3.10	Translation Services

4.3.10.1	The Contractor is required to provide oral translation services of information to any Member who speaks any non-English language regardless of whether a Member speaks a language that meets the threshold of a Prevalent Non-English Language. The Contractor is required to notify its Members of the availability of oral interpretation services and to inform them of how to access oral interpretation services. There shall be no charge to the Member for translation services.

4.3.11	Reporting Requirements

4.3.11.1	The Contractor shall submit weekly Telephone and Internet Activity Reports to DCH as described in Section 4.18.2.2.

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4.4	MARKETING

4.4.1	Prohibited Activities

4.4.1.1	The Contractor is prohibited from engaging in the following activities:

4.4.1.1.1	Directly or indirectly engaging in door-to-door, telephone, or other Cold-Call Marketing activities to Potential Members;

4.4.1.1.2	Offering any favors, inducements or gifts, promotions, and/or other insurance products that are designed to induce Enrollment in the Contractor’s plan, and that are not health related and/or worth more than $5.00 cash;

4.4.1.1.3	Distributing plans and materials that contain statements that DCH determines are inaccurate, false, or misleading. Statements considered false or misleading include, but are not limited to, any assertion or statement (whether written or oral) that the recipient must enroll in the Contractor’s plan in order to obtain Benefits or in order to not lose Benefits or that the Contractor’s plan is endorsed by the federal or State government, or similar entity; and

4.4.1.1.4	Distributing materials that, according to DCH, mislead or falsely describe the Contractor’s Provider network, the participation or availability of network Providers, the qualifications and skills of network Providers (including their bilingual skills); or the hours and location of network services.

4.4.2	Allowable Activities

4.4.2.1	The Contractor shall be permitted to perform the following marketing activities:

4.4.2.1.1	Distribute general information through mass media (i.e. newspapers, magazines and other periodicals, radio, television, the Internet, public transportation advertising, and other media outlets);

4.4.2.1.2	Make telephone calls, mailings and home visits only to Members currently enrolled in the Contractor’s plan, for the sole purpose of educating them about services offered by or available through the Contractor;

4.4.2.1.3	Distribute brochures and display posters at Provider offices and clinics that inform patients that the clinic or Provider is part of the CMO plan’s Provider network, provided that all CMO plans in which the Provider participates have an equal opportunity to be represented; and

4.4.2.1.4	Attend activities that benefit the entire community such as health fairs or other health education and promotion activities.

4.4.2.2	If the Contractor performs an allowable activity, the Contractor shall conduct these activities in the entire Service Region as defined by this Contract.

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4.4.2.3	All materials shall be in compliance with the information requirements in 42 CFR 438.10 and detailed in Section 4.3.2 of this Contract.

4.4.3	State Approval of Materials

4.4.3.1	The Contractor shall submit a detailed description of its Marketing Plan and copies of all Marketing Materials (written and oral) it or its Subcontractors plan to distribute to DCH for review and approval within sixty (60) Calendar Days of Contract Award. This requirement includes, but is not limited to posters, brochures, Web sites, and any materials that contain statements regarding the benefit package and Provider network-related materials. Neither the Contractor nor its Subcontractors shall distribute any marketing materials without prior, written approval from DCH.

4.4.3.2	The Contractor shall submit any changes to previously approved marketing materials and receive approval from DCH of the changes before distribution.

4.4.4	Provider Marketing Materials

4.4.4.1	The Contractor shall collect from its Providers any Marketing Materials they intend to distribute and submit these to DCH for review and approval prior to distribution.

4.5	COVERED BENEFITS AND SERVICES

4.5.1	Included Services

4.5.1.1	The Contractor shall at a minimum provide Medically Necessary services and Benefits as outlined below, and pursuant to the Georgia State Medicaid Plan, and the Georgia Medicaid Policies and Procedures Manual. Such Medically Necessary services shall be furnished in an amount, duration, and scope that is no less than the amount, duration, and scope for the same services furnished to recipients under Fee-for-Service Medicaid. The Contractor may not arbitrarily deny or reduce the amount, duration or scope of a required service solely because of the diagnosis, type of illness or Condition.

4.5.1.2

SERVICE	COVERAGE LIMITATIONS
Ambulatory Surgical Services

Audiology Services	Not covered for Members age 21 and older. Available under EPSDT as part of a written service plan.

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SERVICE	COVERAGE LIMITATIONS
Childbirth Education Services
Dental Services	Preventive, diagnostic and treatment services provided to Members under age 21. Emergency Services only for Members age 21 and older.

Durable Medical Equipment

Early and Periodic Screening, Diagnostic, and Treatment Services

Emergency Transportation Services

Emergency Services

Family Planning Services and Supplies

Federally Qualified Health Center Services	Ambulatory services such as dental services are subject to any limitations applicable to the specific ambulatory service.

Home Health Services	Not covered: social services, chore services, meals on wheels, audiology services.

Hospice Services	Available to Members certified as being terminally ill and having a medical prognosis of life expectancy of six (6) months or less.
Inpatient Hospital Services

Laboratory and Radiological Services	Not covered: portable X-ray services; services provided in facilities not meeting the definition of an independent laboratory or X-ray facility; services or procedures referred to another testing facility; services furnished by a State or public laboratory; services or procedures performed by a facility not certified to perform them.

Mental Health Services	Community Mental Health Rehabilitation services are only available as part of a written service plan.

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SERVICE	COVERAGE LIMITATIONS
Nurse Midwife Services

Nurse Practitioner Services

Nursing Facility Services	Not covered: Long-term nursing facility stays (over 30 Days)

Obstetrical Services

Occupational Therapy Services	Not covered for Members age 21 and older. Available under EPSDT as part of a written service plan.

Optometric Services	Not covered for Members age 21 and older: routine refractive services and optical devices.

Orthotic and Prosthetic Services	Not covered for Members age 21 and older: orthopedic shoes and supportive devices for the feet which are not an integral part of a leg brace; hearing aids and accessories.

Oral Surgery

Outpatient Hospital Services

Pharmacy Services	Not covered: certain outpatient drugs pursuant to Section 1927(d) of the Social Security Act. Additionally, certain over the counter (OTC) drugs must be included, pursuant to the Georgia State Policies and Procedures Manual.

Physical Therapy Services	Not covered for Members age 21 and older. Available under EPSDT as part of a written service plan.

Physician Services

Podiatric Services	Not covered: services for flatfoot; subluxation; routine foot care, supportive devices; vitamin B-12 injections.

Pregnancy-Related Services

Private Duty Nursing Services

Rural Health Clinic Services

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SERVICE	COVERAGE LIMITATIONS
Speech Therapy Services	Not covered for Members age 21 and older; available under EPSDT as part of a written service plan.

Substance Abuse Treatment Services (Inpatient)	Substance abuse treatment, inpatient and rehabilitative, are covered as part of a written service plan.

Swing Bed Services

Targeted Case Management	Covered for pregnant women under age 21 and other pregnant women at risk for adverse outcomes; infants and toddlers with established risk for developmental delay.

Transplants	Not covered for Members age 21 and older: heart, lung and heart/lung transplants.

4.5.2	Individuals with Disabilities Education Act (IDEA) Services

4.5.2.1	For Members up to and including age three (3), the Contractor shall be responsible for Medically Necessary IDEA services provided pursuant to an Individualized Family Service Plan (IFSP) or Individualized Service Plan (IEP).

4.5.2.2	For Members age four (4) and older, the Contractor shall not be responsible for Medically Necessary IDEA services provided pursuant to an IEP or IFSP. Such services shall remain in FFS Medicaid.

4.5.3	Enhanced Services

4.5.3.1	In addition to the Covered Services provided above, the Contractor shall do the following:

4.5.3.1.1	Place strong emphasis on programs to enhance the general health and well-being of Members;

4.5.3.1.2	Make health promotion materials available to Members;

4.5.3.1.3	Participate in community-sponsored health fairs; and

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4.5.3.1.4	Provide education to Members, families and other Health Care Providers about early intervention and management strategies for various illnesses.

4.5.3.2	The Contractor shall not charge a Member for participating in health education services that are defined as either enhanced or Covered Services.

4.5.4	Medical Necessity

4.5.4.1	Based upon generally accepted medical practices in light of Conditions at the time of treatment, Medically Necessary services are those that are:

4.5.4.1.1	Appropriate and consistent with the diagnosis of the treating Provider and the omission of which could adversely affect the eligible Member’s medical Condition;

4.5.4.1.2	Compatible with the standards of acceptable medical practice in the community;

4.5.4.1.3	Provided in a safe, appropriate, and cost-effective setting given the nature of the diagnosis and the severity of the symptoms;

4.5.4.1.4	Not provided solely for the convenience of the Member or the convenience of the Health Care Provider or hospital; and

4.5.4.1.5	Not primarily custodial care unless custodial care is a covered service or benefit under the Members evidence of coverage.

4.5.4.2	There must be no other effective and more conservative or substantially less costly treatment, service and setting available.

4.5.5	Experimental, Investigational or Cosmetic Procedures

4.5.5.1	Pursuant to the Georgia State Medicaid Plan and the Georgia Medicaid Policies and Procedures Manual, in no instance shall the Contractor cover experimental, investigational or cosmetic procedures.

4.5.6	Moral or Religious Objections

4.5.6.1	The Contractor is required to provide and reimburse for all Covered Services. If, during the course of the Contract period, pursuant to 42 CFR 438.102, the Contractor elects not to provide, reimburse for, or provide coverage of a counseling or Referral service because of an objection on moral or religious grounds, the Contractor shall notify:

4.5.6.1.1	DCH within one hundred and twenty (120) Calendar Days prior to adopting the policy with respect to any service;

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4.5.6.1.2	Members within ninety (90) Calendar Days after adopting the policy with respect to any service; and

4.5.6.1.3	Members and Potential Members before and during Enrollment.

4.5.6.2	The Contractor acknowledges that such objection will be grounds for recalculation of rates paid to the Contractor.

4.6	SPECIAL COVERAGE PROVISIONS

4.6.1	Emergency Services

4.6.1.1	Emergency Services shall be available twenty-four (24) hours a day, seven (7) Days a week to treat an Emergency Medical Condition.

4.6.1.2	An Emergency Medical Condition shall not be defined or limited based on a list of diagnoses or symptoms. An Emergency Medical Condition is a medical or mental health Condition manifesting itself by acute symptoms of sufficient severity (including severe pain) that a prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in the following:

4.6.1.2.1	Placing the physical or mental health of the individual (or, with respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy;

4.6.1.2.2	Serious impairment to bodily functions;

4.6.1.2.3	Serious dysfunction of any bodily organ or part;

4.6.1.2.4	Serious harm to self or others due to an alcohol or drug abuse emergency;

4.6.1.2.5	Injury to self or bodily harm to others; or

4.6.1.2.6	With respect to a pregnant woman having contractions: (i) that there is adequate time to effect a safe transfer to another hospital before delivery, or (ii) that transfer may pose a threat to the health or safety of the woman or the unborn child.

4.6.1.3

The Contractor shall provide payment for Emergency Services when furnished by a qualified Provider, regardless of whether that Provider is in the Contractor’s network. These services shall not be subject to prior

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authorization requirements. The Contractor shall be required to pay for all Emergency Services that are Medically Necessary until the Member is stabilized. The Contractor shall also pay for any screening examination services conducted to determine whether an Emergency Medical Condition exists.

4.6.1.4	The Contractor shall base coverage decisions for Emergency Services on the severity of the symptoms at the time of presentation and shall cover Emergency Services when the presenting symptoms are of sufficient severity to constitute an Emergency Medical Condition in the judgment of a prudent layperson.

4.6.1.5	The attending emergency room physician, or the Provider actually treating the Member, is responsible for determining when the Member is sufficiently stabilized for transfer or discharge, and that determination is binding on the Contractor, who shall be responsible for coverage and payment. The Contractor, however, may establish arrangements with a hospital whereby the Contractor may send one of its own physicians with appropriate emergency room privileges to assume the attending physician’s responsibilities to stabilize, treat, and transfer the Member, provided that such arrangement does not delay the provision of Emergency Services.

4.6.1.6	The Contractor shall not retroactively deny a Claim for an emergency screening examination because the Condition, which appeared to be an Emergency Medical Condition under the prudent layperson standard, turned out to be non-emergency in nature. If an emergency screening examination leads to a clinical determination by the examining physician that an actual Emergency Medical Condition does not exist, then the determining factor for payment liability shall be whether the Member had acute symptoms of sufficient severity at the time of presentation. In this case, the Contractor shall pay for all screening and care services provided. Payment shall be at either the rate negotiated under the Provider Contract, or the rate paid by DCH under the Fee for Service Medicaid program.

4.6.1.7	The Contractor may establish guidelines and timelines for submittal of notification regarding provision of emergency services, but, the Contractor shall not refuse to cover an Emergency Service based on the emergency room Provider, hospital, or fiscal agent’s failure to notify the Member’s PCP, CMO plan representative, or DCH of the Member’s screening and treatment within said timeframes.

4.6.1.8	When a representative of the Contractor instructs the Member to seek Emergency Services the Contractor shall be responsible for payment for the Medical Screening examination and for other Medically Necessary Emergency Services, without regard to whether the Condition meets the prudent layperson standard.

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4.6.1.9	The Member who has an Emergency Medical Condition shall not be held liable for payment of subsequent screening and treatment needed to diagnose the specific Condition or stabilize the patient.

4.6.1.10	Once the Member’s Condition is stabilized, the Contractor may require Pre-Certification for hospital admission or Prior Authorization for follow-up care.

4.6.2	Post-Stabilization Services

4.6.2.1	The Contractor shall be responsible for providing Post-Stabilization care services twenty-four (24) hours a day, seven (7) days a week, both inpatient and outpatient, related to an Emergency Medical Condition, that are provided after a Member is stabilized in order to maintain the stabilized Condition, or, pursuant to 42 CFR 438.114(e), to improve or resolve the Member’s Condition.

4.6.2.2	The Contractor shall be responsible for payment for Post-Stabilization Services that are Prior Authorized or Pre-Certified by an In-Network Provider or organization representative, regardless of whether they are provided within or outside the Contractor’s network of Providers.

4.6.2.3	The Contractor is financially responsible for Post-Stabilization Services obtained from any Provider, regardless of whether they are within or outside the Contractor’s Provider network that are administered to maintain the Member’s stabilized Condition for one (1) hour while awaiting response on a Pre-Certification or Prior Authorization request.

4.6.2.4	The Contractor is financially responsible for Post-Stabilization Services obtained from any Provider, regardless of whether they are within or outside the Contractor’s Provider network, that are not prior authorized by a CMO plan Provider or organization representative but are administered to maintain, improve or resolve the Member’s stabilized Condition if:

4.6.2.4.1	The Contractor does not respond to the Provider’s request for pre-certification or prior authorization within one (1) hour;

4.6.2.4.2	The Contractor cannot be contacted; or

4.6.2.4.3	The Contractor’s Representative and the attending physician cannot reach an agreement concerning the Member’s care and a CMO plan physician is not available for consultation. In this situation the Contractor shall give the treating physician the opportunity to consult with an In-Network physician and the treating physician may continue with care of the Member until a CMO plan physician is reached or one of the criteria in Section 4.6.2.5 are met.

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4.6.2.5	The Contractor’s financial responsibility for Post-Stabilization Services it has not approved will end when:

4.6.2.5.1	An In-Network Provider with privileges at the treating hospital assumes responsibility for the Member’s care;

4.6.2.5.2	An In-Network Provider assumes responsibility for the Member’s care through transfer;

4.6.2.5.3	The Contractor’s Representative and the treating physician reach an agreement concerning the Member’s care; or

4.6.2.5.4	The Member is discharged.

4.6.2.6	In the event the Member receives Post-Stabilization Services from a Provider outside the Contractor’s network, the Contractor is prohibited from charging the Member more than he or she would be charged if he or she had obtained the services through an In-Network Provider.

4.6.3	Urgent Care Services

4.6.3.1	The Contractor shall provide Urgent Care services as necessary. Such services shall not be subject to Prior Authorization or Pre-Certification.

4.6.4	Family Planning Services

4.6.4.1	The Contractor shall provide access to family planning services within the network. In meeting this obligation, the Contractor shall make a reasonable effort to contract with all family planning clinics, including those funded by Title X of the Public Health Services Act, for the provision of family planning services. The Contractor shall verify its efforts to contract with Title X Clinics by maintaining records of communication. The Contractor shall not limit Members’ freedom of choice for family planning services to In-Network Providers and the Contractor shall cover services provided by any qualified Provider regardless of whether the Provider is In-Network. The Contractor shall not require a Referral if a Member chooses to receive family planning services and supplies from outside of the network.

4.6.4.2	The Contractor shall inform Members of the availability of family planning services and must provide services to Members wishing to prevent pregnancies, plan the number of pregnancies, plan the spacing between pregnancies, or obtain confirmation of pregnancy.

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4.6.4.3	Family planning services and supplies include at a minimum:

4.6.4.3.1	Education and counseling necessary to make informed choices and understand contraceptive methods;

4.6.4.3.2	Initial and annual complete physical examinations;

4.6.4.3.3	Follow-up, brief and comprehensive visits;

4.6.4.3.4	Pregnancy testing;

4.6.4.3.5	Contraceptive supplies and follow-up care;

4.6.4.3.6	Diagnosis and treatment of sexually transmitted diseases; and

4.6.4.3.7	Infertility assessment.

4.6.4.4	The Contractor shall furnish all services on a voluntary and confidential basis, even if the Member is less than eighteen (18) years of age.

4.6.5	Sterilizations, Hysterectomies and Abortions

4.6.5.1	In compliance with federal regulations, the Contractor shall cover sterilizations, hysterectomies, and abortions only if all of the following requirements are met:

4.6.5.1.1	The Member is at least twenty-one (21) years of age at the time consent is obtained;

4.6.5.1.2	The Member is mentally competent;

4.6.5.1.3	The Member voluntarily gives informed consent in accordance with the State Policies and Procedures for Family Planning Clinic Services. This includes the completion of all applicable documentation;

4.6.5.1.4	At least thirty (30) Calendar Days, but not more than one hundred and eighty (180) Calendar Days, have passed between the date of informed consent and the date of sterilization, except in the case of premature delivery or emergency abdominal surgery. A Member may consent to be sterilized at the time of premature delivery or emergency abdominal surgery, if at least seventy-two (72) hours have passed since informed consent for sterilization was signed. In the case of premature delivery, the informed consent must have been given at least thirty (30) Calendar Days before the expected date of delivery (the expected date of delivery must be provided on the consent form);

4.6.5.1.5	An interpreter is provided when language barriers exist. Arrangements are to be made to effectively communicate the required information to

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a Member who is visually impaired, hearing impaired or otherwise disabled; and

4.6.5.1.6	The Member is not institutionalized in a correctional facility, mental hospital or other rehabilitative facility.

4.6.5.2	A hysterectomy shall be considered a Covered Service only if the following additional requirements are met:

4.6.5.2.1	The Member must be informed orally and in writing that the hysterectomy will render the individual permanently incapable of reproducing (this is not applicable if the individual was sterile prior to the hysterectomy or in the case of an emergency hysterectomy); and

4.6.5.2.2	The Member must sign and date a “Patient’s Acknowledgement of Prior Receipt of Hysterectomy Information” form prior to the Hysterectomy. Informed consent must be obtained regardless of diagnosis or age.

4.6.5.3	Regardless of whether the requirements listed above are met, a hysterectomy shall not be covered under the following circumstances:

4.6.5.3.1	If it is performed solely for the purpose of rendering a Member permanently incapable of reproducing;

4.6.5.3.2	If there is more than one (1) purpose for performing the hysterectomy, but the primary purpose was to render the Member permanently incapable of reproducing; or

4.6.5.3.3	If it is performed for the purpose of cancer prophylaxis.

4.6.5.4	Abortions or abortion-related services performed for family planning purposes are not Covered Services. Abortions are Covered Services if a Provider certifies that the abortion is medically necessary to save the life of the mother or if pregnancy is the result of rape or incest. The Contractor shall cover treatment of medical complications occurring as a result of an elective abortion and treatments for spontaneous, incomplete, or threatened abortions and for ectopic pregnancies.

4.6.5.5	The Contractor shall maintain documentation of all sterilizations, hysterectomies and abortions and provide documentation to DCH upon the request of DCH.

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4.6.6	Pharmacy

4.6.6.1	The Contractor shall provide pharmacy services either directly or through a Pharmacy Benefits Manager (PBM). The Contractor or its PBM may establish a drug formulary if the following minimum requirements are met:

4.6.6.1.1	Drugs from each specific therapeutic drug class are included and are sufficient in amount, duration, and scope to meet Members’ medical needs;

4.6.6.1.2	The only excluded drug categories are those permitted under section 1927(d) of the Social Security Act;

4.6.6.1.3	A Pharmacy & Therapeutics Committee makes the formulary decisions; and

4.6.6.1.4	Over-the-counter medications specified in the Georgia State Medicaid Plan are included in the formulary.

4.6.6.2	The Contractor shall provide the formulary to DCH upon the request of DCH.

4.6.6.3	If the Contractor chooses to implement a mail-order pharmacy program, any such program must be accordance with State and federal law.

4.6.7	Immunizations

4.6.7.1	The Contractor shall provide all Members under twenty-one (21) years of age with all vaccines and immunizations in accordance with the Advisory Committee on Immunization Practices (ACIP) guidelines.

4.6.7.2	The Contractor shall ensure that all Providers use vaccines available free under the Vaccine for Children (VFC) program for Medicaid children eighteen (18) years old and younger. Immunizations shall be given in conjunction with Well-Child/Health Check care.

4.6.7.3	The Contractor shall provide all adult immunizations specified in the Georgia Medicaid Policies and Procedures Manual.

4.6.7.4	The Contractor shall report all immunizations to the Georgia Registry of Immunization Transactions and Services (GRITS) in a format to be determined by DCH.

4.6.8	Transportation

4.6.8.1

The Contractor shall provide emergency transportation and shall not retroactively deny a Claim for emergency transportation to an emergency Provider because the Condition, which appeared to be an Emergency Medical

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Condition under the prudent layperson standard, turned out to be non-emergency in nature.

4.6.8.2	The Contractor is not responsible for providing non-emergency transportation (NET) but the Contractor shall coordinate with the NET vendors for services required by Members.

4.6.9	Perinatal Services

4.6.9.1	The Contractor shall ensure that appropriate perinatal care is provided to women and newborn Members. The Contractor shall have adequate capacity such that any new Member who is pregnant is able to have an initial visit with her Provider within fourteen (14) Calendar Days of Enrollment. The Contractor shall have in place a system that provides, at a minimum, the following services:

4.6.9.1.1	Pregnancy planning and perinatal health promotion and education for reproductive-age women;

4.6.9.1.2	Perinatal risk assessment of non-pregnant women, pregnant and post-partum women, and newborns and children up to five (5) months of age;

4.6.9.1.3	Childbirth education classes to all pregnant Members and their chosen partner. Through these classes expectant parents shall be encouraged to prepare themselves physically, emotionally, and intellectually for the childbirth experience. The classes shall be offered at times convenient to the population served, in locations that are accessible, convenient and comfortable. Classes shall be offered in languages spoken by the Members.

4.6.9.1.4	Access to appropriate levels of care based on risk assessment, including emergency care;

4.6.9.1.5	Transfer and care of pregnant women, newborns, and infants to tertiary care facilities when necessary;

4.6.9.1.6	Availability and accessibility of OB/GYNs, anesthesiologists, and neonatologists capable of dealing with complicated perinatal problems; and

4.6.9.1.7	Availability and accessibility of appropriate outpatient and inpatient facilities capable of dealing with complicated perinatal problems.

4.6.9.2	The Contractor shall provide inpatient care and professional services relating to labor and delivery for its pregnant/delivering Members, and neonatal care

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for its newborn Members at the time of delivery and for up to forty-eight (48) hours following an uncomplicated vaginal delivery and ninety-six (96) hours following an uncomplicated Caesarean delivery.

4.6.10	Parenting Education

4.6.10.1	In addition to individual parent education and anticipatory guidance to parents and guardians at preventive pediatric visits and Health Check screens, the Contractor shall offer or arrange for parenting skills education to expectant and new parents, at no cost to the Member.

4.6.10.2	The Contractor agrees to create effective ways to deliver this education, whether through classes, as a component of post-partum home visiting, or other such means. The educational efforts shall include topics such as bathing, feeding (including breast feeding), injury prevention, sleeping, illness, when to call the doctor, when to use the emergency room, etc. The classes shall be offered at times convenient to the population served, and in locations that are accessible, convenient and comfortable. Classes shall be offered in languages spoken by the Members.

4.6.11	Mental Health and Substance Abuse

4.6.11.1	The Contractor shall have written Mental Health and Substance Abuse Policies and Procedures that explain how they will arrange or provide for covered mental health and substance abuse services. Such policies and procedures shall include Advance Directives. The Contractor shall assure timely delivery of mental health and substance abuse services and coordination with other acute care services.

4.6.11.2	Mental Health and Substance Abuse Policies and Procedures shall be submitted to DCH for approval within sixty (60) Calendar Days of Contract Award.

4.6.11.3	The Contractor shall permit Members to self-refer to an In-Network Provider for an initial mental health or substance abuse visit but prior authorization may be required for subsequent visits.

4.6.12	Advance Directives

4.6.12.1	In compliance with 42 CFR 438.6 (i) (1)-(2) and 42 CFR 422.128, the Contractor shall maintain written policies and procedures for Advance Directives, including mental health advance directives. Such Advance Directives shall be included in each Member’s medical record. The Contractor shall provide these policies to all Members eighteen (18) years of age and older and shall advise Members of:

4.6.12.1.1	Their rights under the law of the State of Georgia, including the right to accept or refuse medical or surgical treatment and the right to formulate Advance Directives; and

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4.6.12.1.2	The Contractor’s written policies respecting the implementation of those rights, including a statement of any limitation regarding the implementation of Advance Directives as a matter of conscience.

4.6.12.2	The information must include a description of State law and must reflect changes in State laws as soon as possible, but no later than ninety (90) Calendar Days after the effective change.

4.6.12.3	The Contractor’s information must inform Members that complaints may be filed with the State’s Survey and Certification Agency.

4.6.12.4	The Contractor shall educate its staff about its policies and procedures on Advance Directives, situations in which Advance Directives may be of benefit to Members, and their responsibility to educate Members about this tool and assist them to make use of it.

4.6.12.5	The Contractor shall educate Members about their ability to direct their care using this mechanism and shall specifically designate which staff Members and/or network Providers are responsible for providing this education.

4.6.13	Foster Care Forensic Exam

4.6.13.1	The Contractor shall provide a forensic examination to a Member that is less than eighteen (18) years of age that is placed outside the home in State custody. Such exam shall be in accordance with State law and regulations.

4.6.14	Laboratory Services

4.6.14.1	The Contractor shall require all network laboratories to automatically report the Glomerular Filtration Rate (GFR) on any serum creatinine tests ordered by In-Network Providers.

4.6.15	Member Cost-Sharing

4.6.15.1	The Contractor shall ensure that Providers collect Member co-payments as specified in Attachment K.

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4.7	EARLY AND PERIODIC SCREENING, DIAGNOSTIC AND TREATMENT (EPSDT) PROGRAM: HEALTH CHECK

4.7.1	General Provisions

4.7.1.1	The Contractor shall provide EPSDT services (called Health Check services) to Medicaid children less than twenty-one (21) years of age and PeachCare for Kids children less than age nineteen (19) years of age (hereafter referred to as Health Check eligible children), in compliance with all requirements found below.

4.7.1.2	The Contractor shall comply with sections 1902(a)(43) and 1905(a)(4)(B) and 1905(r) of the Social Security Act and federal regulations at 42 CFR 441.50 that require EPSDT services to include outreach and informing, screening, tracking, and, diagnostic and treatment services. The Contractor shall comply with all Health Check requirements pursuant to the Georgia Medicaid Policies and Procedures Manual.

4.7.1.3	The Contractor shall develop an EPSDT Plan that includes written policies and procedures for conducting outreach, informing, tracking, and follow-up to ensure compliance with the Health Check periodicity schedules. The EPSDT Plan shall emphasize outreach and compliance monitoring for children and adolescents (young adults), taking into account the multi-lingual, multi cultural nature of the GHF population, as well as other unique characteristics of this population. The plan shall include procedures for follow-up of missed appointments, including missed Referral appointments for problems identified through Health Check screens and exams. The plan shall also include procedures for referral, tracking and follow up for annual dental examinations and visits. The Contractor shall submit its EPSDT Plan to DCH for review and approval within sixty (60) Calendar Days of Contract Award.

4.7.2	Outreach and Informing

4.7.2.1	The Contractor’s Health Check outreach and informing process shall include:

4.7.2.1.1	The importance of preventive care;

4.7.2.1.2	The periodicity schedule and the depth and breadth of services;

4.7.2.1.3	How and where to access services, including necessary transportation and scheduling services; and

4.7.2.1.4	A statement that services are provided without cost.

4.7.2.2	The Contractor shall inform its newly enrolled families with Health Check eligible children about the Health Check program within sixty (60) Calendar

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Days of Enrollment with the plan. This requirement includes informing pregnant women and new mothers, either before or within seven (7) days after the birth of their children, that Health Check services are available.

4.7.2.3	The Contractor shall provide written notification to its families with Health Check eligible children when appropriate periodic assessments or needed services are due. The Contractor shall coordinate appointments for care. The Contractor shall follow up with families with Health Check eligible children that have failed to access Health Check screens and services after one hundred and twenty (120) Calendar Days of Enrollment in the CMO plan.

4.7.2.4	The Contractor shall provide to each PCP, on a monthly basis, a list of the PCP’s Health Check eligible children that have not had an encounter during the initial one hundred and twenty (120) Calendar Days of CMO plan Enrollment, and/or are not in compliance with the Health Check periodicity schedule. The Contractor and/or the PCP shall contact the Members’ parents or guardians to schedule an appointment.

4.7.2.5	Informing may be oral (on the telephone, face-to-face, or films/tapes) or written and may be done by Contractor personnel or Health Care Providers. All outreach and informing shall be documented and shall be conducted in non-technical language at or below a fifth (5th) grade reading level. The Contractor shall use accepted methods for informing persons who are blind or deaf, or cannot read or understand the English language, in accordance with Section 4.3.2 of this Contract.

4.7.2.6	The Contractor may provide nominal, non-cash incentives to Members to motivate compliance with periodicity schedules.

4.7.3	Screening

4.7.3.1	The Contractor is responsible for periodic screens in accordance with the State’s periodicity schedule. Such screens must include all of the following:

4.7.3.1.1	A comprehensive health and developmental history;

4.7.3.1.2	Developmental assessment, including mental, emotional, and behavioral health development;

4.7.3.1.3	Measurements (including head circumference for infants);

4.7.3.1.4	An assessment of nutritional status;

4.7.3.1.5	A comprehensive unclothed physical exam;

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4.7.3.1.6	Immunizations according to the Advisory Committee of Immunization Practices (ACIP);

4.7.3.1.7	Certain laboratory tests (including the federally required blood lead screening);

4.7.3.1.8	Anticipatory guidance and health education;

4.7.3.1.9	Vision screening;

4.7.3.1.10	Tuberculosis and lead risk screening;

4.7.3.1.11	Hearing screening; and

4.7.3.1.12	Dental and oral health assessment.

4.7.3.2	Lead screening is a required component of a Health Check screen and the Contractor shall implement a screening program for the presence of lead toxicity. The screening program shall consist of two (2) parts: verbal risk assessment (from thirty-six (36) to seventy-two (72) months of age), and blood lead screening. Regardless of risk, the Contractor shall provide for a blood lead screening test for all Health Check eligible children at twelve (12) and twenty-four (24) months of age. Children between twenty-four (24) months of age and seventy-two (72) months of age should receive a blood lead screening test if there is no record of a previous test.

4.7.3.3	The Contractor shall have a lead case management program for Health Check eligibles and their households when there is a positive blood lead test equal to or greater than ten (10) micrograms per deciliter. The lead case management program shall include education, a written case management plan that includes all necessary referrals, coordination with other specific agencies, and aggressive pursuit of non-compliance with follow-up tests and appointments.

4.7.3.4	The Contractor shall have procedures for Referral to and follow up with oral health professionals, including annual dental examinations and services by an oral health professional.

4.7.3.5	The Contractor shall provide inter-periodic screens, which are screens that occur between the complete periodic screens and are Medically Necessary to determine the existence of suspected physical or mental illnesses or Conditions. This includes at a minimum vision, hearing and dental services.

4.7.3.6

The Contractor shall provide Referrals for further diagnostic and/or treatment services to correct or ameliorate defects, and physical and mental illnesses and Conditions discovered by the Health Check screens. Referral and follow up

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may be made to the Provider conducting the screening or to another Provider, as appropriate.

4.7.3.7	The Contractor shall provide an initial health and screening visit to all newly enrolled GHF Health Check eligible children within ninety (90) Calendar Days and within twenty-four (24) hours of birth to all newborns.

4.7.3.8	Minimum Contractor compliance with the Health Check screening requirements, including blood lead screening and annual dental examinations and services, is an eighty percent (80%) screening rate, using the methodology prescribed by CMS to determine the screening rate.

4.7.4	Tracking

4.7.4.1	The Contractor shall establish a tracking system that provides information on compliance with Health Check requirements. This system shall track, at a minimum, the following areas:

4.7.4.1.1	Initial newborn Health Check visit occurring in the hospital;

4.7.4.1.2	Periodic and preventive/well child screens and visits as prescribed by the periodicity schedule;

4.7.4.1.3	Diagnostic and treatment services, including Referrals;

4.7.4.1.4	Immunizations, lead, tuberculosis and dental services; and

4.7.4.1.5	A reminder/notification system.

4.7.4.2	All information generated and maintained in the tracking system shall be consistent with Encounter Data requirements as specified elsewhere herein.

4.7.5	Diagnostic and Treatment Services

4.7.5.1	If a suspected problem is detected by a screening examination as described above, the child shall be evaluated as necessary for further diagnosis. This diagnosis is used to determine treatment needs.

4.7.5.2	Health Check requires coverage for all follow-up diagnostic and treatment services deemed Medically Necessary to ameliorate or correct a problem discovered during a Health Check screen. Such Medically Necessary diagnostic and treatment services must be provided regardless of whether such services are covered by the State Medicaid Plan, as long as they are Medicaid-Covered Services as defined in Title XIX of the Social Security Act. The Contractor shall provide Medically Necessary, Medicaid-covered diagnostic and treatment services, either directly or by Referral.

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4.7.6	Reporting Requirements

4.7.6.1	The Contractor shall submit to DCH quarterly Health Check Reports as described in Section 4.18.4.1. The Contractor shall report Health Check visits in accordance with the appropriate codes specified in the appropriate Provider Handbooks.

4.8	PROVIDER NETWORK

4.8.1	General Provisions

4.8.1.1	The Contractor is solely responsible for providing a network of physicians, pharmacies, hospitals, and other health care Providers through whom it provides the items and services included in Covered Services.

4.8.1.2	The Contractor shall ensure that its network of Providers is adequate to assure access to all Covered Services, and that all Providers are appropriately credentialed, maintain current licenses, and have appropriate locations to provide the Covered Services.

4.8.1.3	The Contractor shall not include any Providers who have been excluded from participation by the Department of Health and Human Services, Office of Inspector General, or who are on the State’s list of excluded Providers. The Contractor is responsible for routinely checking the exclusions list and shall immediately terminate any Provider found to be excluded and notify the Member per the requirements outlined in this Contract.

4.8.1.4	The Contractor shall require that each Provider have a unique physician identifier number (UPIN). Effective May 23, 2007, in accordance with 45 CFR 160.103, the Contractor shall require that each Provider have a national Provider identifier (NPI).

4.8.1.5	The Contractor shall have written Selection and Retention Policies and Procedures. These policies shall be submitted to DCH for review and approval within sixty (60) Calendar Days of Contract Award. In selecting and retaining Providers in its network the Contractor shall consider the following:

4.8.1.5.1	The anticipated GHF Enrollment;

4.8.1.5.2	The expected Utilization of services, taking into consideration the characteristics and Health Care needs of its Members;

4.8.1.5.3	The numbers and types (in terms of training, experience and specialization) of Providers required to furnish the Covered Services;

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4.8.1.5.4	The numbers of network Providers who are not accepting new GHF patients; and

4.8.1.5.5	The geographic location of Providers and Members, considering distance, travel time, the means of transportation ordinarily used by Members, and whether the location provides physical access for Members with disabilities.

4.8.1.6	If the Contractor declines to include individual Providers or groups of Providers in its network, the Contractor shall give the affected Providers written notice of the reason(s) for the decision.

4.8.1.7	These provisions shall not be construed to:

4.8.1.7.1	Require the Contractor to contract with Providers beyond the number necessary to meet the needs of its Members;

4.8.1.7.2	Preclude the Contractor from establishing measures that are designed to maintain quality of services and control costs and are consistent with its responsibilities to Members.

4.8.1.8	The Contractor shall ensure that all network Providers have knowingly and willfully agreed to participate in the Contractor’s network. The Contractor shall be prohibited from acquiring established networks without contacting each individual Provider to ensure knowledge of the requirements of this Contract and the Provider’s complete understanding and agreement to fulfill all terms of the Provider Contract, as outlined in section 4.10. DCH reserves the right to confirm and validate, through both the collection of information and documentation from the Contractor and on-site visits to network Providers, the existence of a direct relationship between the Contractor and the network Providers.

4.8.1.9	The Contractor shall submit an up-dated version of the Provider Network Listing spreadsheet for all requested Provider types (as outlined under Required Attachments in 5.1.2.8 in the RPP), and include any Provider Letters of Intent or executed Signature Pages of Provider Contracts not previously submitted (as part of the RFP response) to DCH within sixty (60) Calendar Days of Contract Award.

4.8.1.10

The Contractor shall submit a final copy of the Provider Network Listing spreadsheet for all requested Provider types (as outlined under Required Attachments in 5.1.2.8 in the RFP), Signature Pages for all Provider Contracts, and written acknowledgements from all Providers part of a PHO, IPA, or other network stating that they know they are in the CMO’s network, know they are accepting Medicaid patients, and that they are accepting the

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terms and conditions. These shall all be submitted to DCH ninety (90) Calendar Days prior to implementation of GHF in that Service Region.

4.8.2	Primary Care Providers (PCPs)

4.8.2.1	The Contractor shall offer its Members freedom of choice in selecting a PCP. The Contractor shall have written PCP Selection Policies and Procedures describing how Members select their PCP.

4.8.2.2	The Contractor shall submit these PCP Selection Policies and Procedures policies to DCH for review and approval within sixty (60) Calendar Days of Contract Award.

4.8.2.3	PCP assignment policies shall be in accordance with Section 4.1.2 of this Contract.

4.8.2.4	The Contractor may require that Members are assigned to the same PCP for a period of up to six (6) months. In the event the Contractor requires that Members are assigned to the same PCP for a period of six (6) months or less, the following exceptions shall be made:

4.8.2.4.1	Members shall be allowed to change PCPs without cause during the first ninety (90) Calendar Days following PCP selection;

4.8.2.4.2	Members shall be allowed to change PCPs with cause at anytime. The following constitute cause for change:

i.	The PCP no longer meets the geographic access standards as defined in Section 4.8.12;

ii.	The PCP does not, because of moral or religious objections, provide the Covered Service(s) the Member seeks; and

iii.	The Member requests to be assigned to the same PCP as other family members.

4.8.2.4.3	Members shall be allowed to change PCPs every six (6) months.

4.8.2.5	The PCP is responsible for supervising, coordinating, and providing all Primary Care to each assigned Member. In addition, the PCP is responsible for coordinating and/or initiating Referrals for specialty care (both in and out of network), maintaining continuity of each Member’s Health Care and maintaining the Member’s Medical Record, which includes documentation of all services provided by the PCP as well as any specialty services. The Contractor shall require that PCPs fulfill these responsibilities for all Members.

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4.8.2.6	The Contractor shall include in its network as PCPs the following:

4.8.2.6.1	Physicians who routinely provide Primary Care services in the areas of:

i.	Family Practice;

ii.	General Practice;

iii.	Pediatrics; or

iv.	Internal Medicine.

4.8.2.6.2	Nurse Practitioners Certified (NP-C) specializing in:

i.	Family Practice; or

ii.	Pediatrics.

4.8.2.7	NP-Cs in independent practice must also have a current collaborative agreement with a licensed physician who has hospital admitting privileges.

4.8.2.8	FQHCs and RHCs may be included as PCPs. The Contractor shall maintain an accurate list of all Providers rendering care at these facilities.

4.8.2.9	Primary Care Public Health Department Clinics and Primary Care Hospital Outpatient Clinics may be included as PCPs if they agree to the requirements of the PCP role, including the following conditions:

4.8.2.9.1	The practice must routinely deliver Primary Care as defined by the majority of the practice devoted to providing continuing comprehensive and coordinated medical care to a population undifferentiated by disease or organ system. If deemed necessary, a Medical Record audit of the practice will be performed. Any exceptions to this requirement will be considered on a case-by-case basis.

4.8.2.9.2	Any Referrals for specialty care to other Providers of the same practice may be reviewed for appropriateness.

4.8.2.10	Physician’s assistants (PAs) may participate as a PCP as a Member of a physician’s practice.

4.8.2.11	The Contractor may allow female Members to select a gynecologist or obstetrician-gynecologist (OB-GYN) as their Primary Care Provider.

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4.8.2.12	The Contractor may allow Members with Chronic Conditions to select a specialist with whom he or she has an on-going relationship to serve as a PCP.

4.8.3	Direct Access

4.8.3.1	The Contractor shall provide female Members with direct in-network access to a women’s health specialist for covered care necessary to provide her routine and preventive Health Care services. This is in addition to the Member’s designated source of Primary Care if that Provider is not a women’s health specialist.

4.8.3.2	The Contractor shall have a process in place that ensures that Members determined to need a course of treatment or regular care monitoring have direct access to a specialist as appropriate for the Member’s condition and identified needs. The Medical Director shall be responsible for over-seeing this process.

4.8.3.3	The Contractor shall ensure that Members who are determined to need a course of treatment or regular care monitoring have a treatment plan. This treatment plan shall be developed by the Member’s PCP with Member participation, and in consultation with any specialists caring for the Member. This treatment plan shall be approved in a timely manner by the Medical Director and in accord with any applicable State quality assurance and utilization review standards.

4.8.4	Significant Traditional Providers (STPs)

4.8.4.1	The Contractor shall include in its network all STPs in its Service Region for the first two (2) years of operation under this Contract, provided that the STP:

4.8.4.1.1	Agrees to participate as an In-Network Provider and abide by the provisions of the Provider Contract as discussed in Section 4.10.

4.8.4.1.2	Agrees to accept the Contractor’s Provider reimbursement rate for the Provider Type/Class; and

4.8.4.1.3	Meets the Contractor’s credentialing requirements as established pursuant to Section 4.8.13.

4.8.4.2	Provider types/classes eligible for participation as a STP are:

4.8.4.2.1	PCPs (as defined in Section 4.8.2.6);

4.8.4.2.2	OB-GYNs;

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4.8.4.2.3	Behavioral Health Providers;

4.8.4.2.4	Oral Health Providers;

4.8.4.2.5	Pharmacies; and

4.8.4.2.6	Hospitals.

4.8.4.3	The Contractor shall maintain copies of all letters and other correspondence related to its efforts to include STPs in its network. This documentation shall be provided to DCH upon request.

4.8.5	Pharmacies

4.8.5.1	The Contractor shall maintain a comprehensive Provider network of pharmacies that ensures pharmacies are available and accessible to all Members.

4.8.6	Hospitals

4.8.6.1	The Contractor shall have a comprehensive Provider network of hospitals such that they are available and accessible to all Members. This includes, but is not limited to tertiary care facilities and facilities with neo-natal, intensive care, burn, and trauma units.

4.8.6.2	The Contractor shall include in its network Critical Access Hospitals (CAHs) that are located in its Service Region.

4.8.6.3	The Contractor shall maintain copies of all letters and other correspondence related to its efforts to include CAHs in its network. This documentation shall be provided to DCH upon request.

4.8.7	Laboratories

4.8.7.1	The Contractor shall maintain a comprehensive Provider network of laboratories that ensures laboratories are accessible to all Members. The Contractor shall ensure that all laboratory testing sites providing services under this contract have either a clinical laboratory (CLIA) certificate or a waiver of a certificate of registration, along with a CLIA number, pursuant to 42 CFR 493.3.

4.8.8	Mental Health/Substance Abuse

4.8.8.1	The Contractor shall include in its network Community Service Boards (CSBs) that meet the requirements and are located in its Service Region.

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4.8.8.2	The Contractor shall maintain copies of all letters and other correspondence related to the inclusion of CSBs in its network. This documentation shall be provided to DCH upon request.

4.8.9	Federally Qualified Health Centers (FQHCs) and Rural Health Clinics (RHCs)

4.8.9.1	The Contractor shall include in its Provider network all FQHCs and RHCs in its Service Region.

4.8.9.2	The Contractor shall maintain copies of all letters and other correspondence related to its efforts to include FQHCs and RHCs in its network. This documentation shall be provided to DCH upon request.

4.8.10	Family Planning Clinics

4.8.10.1	The Contractor shall make a reasonable effort to subcontract with all family planning clinics, including those funded by Title X of the Public Health Services Act.

4.8.10.2	The Contractor shall maintain copies of all letters and other correspondence related to its efforts to include Title X Clinics in its network. This documentation shall be provided to DCH upon request.

4.8.11	Nurse Practitioners Certified (NP-Cs) and Certified Nurse Midwives (CNMs)

4.8.11.1	The Contractor shall ensure that Members have appropriate access to NP-Cs and CNMs, through either Provider contracts or Referrals. This provision shall in no way be interpreted as requiring the Contractor to provide any services that are not Covered Services.

4.8.12	Geographic Access Requirements

4.8.12.1	In addition to maintaining in its network a sufficient number of Providers to provide all services to its Members, the Contractor shall meet the following geographic access standards for all Members:

	Urban	Rural
PCPs	Two (2) within eight (8) miles	Two (2) within fifteen (15) miles

Specialists	One (1) within thirty (30) minutes or thirty (30) miles	One within forty-five (45) minutes or forty-five (45) miles

Dental Providers	One (1) within thirty (30) minutes or thirty (30) miles	One within forty-five (45) minutes or forty-five (45) miles

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	Urban	Rural
Hospitals	One (1) within thirty (30) minutes or thirty (30) miles	One within forty-five (45) minutes or forty-five (45) miles

Mental Health Providers	One (1) within thirty (30) minutes or thirty (30) miles	One within forty-five (45) minutes or forty-five (45) miles

Pharmacies	One (1) twenty-four (24) hours a day, seven (7) days a week within fifteen (15) minutes or fifteen (15) miles	One (1) twenty-four (24) hours a day, seven (7) days a week within thirty (30) minutes or thirty (30) miles

4.8.12.2	All travel times are maximums for the amount of time it takes a Member, using usual travel means in a direct route to travel from their home to the Provider. DCH recognizes that transportation with NET vendors may not always follow direct routes due to multiple passengers.

4.8.13	Waiting Maximums and Appointment Requirements

4.8.13.1	The Contractor shall require that all network Providers offer hours of operation that are no less than the hours of operation offered to commercial and Fee-for-Service patients. The Contractor shall encourage its PCPs to offer After-Hours office care in the evenings and on week-ends.

4.8.13.2	Office wait times for appointments shall not exceed one (1) hour.

4.8.13.3	The Contractor shall have in its network the capacity to ensure that waiting times for appointments do not exceed the following:

PCPs (routine visits)	21 Calendar Days
PCP (adult sick visit)	72 hours
PCP (pediatric sick visit)	24 hours
Specialist	30 Calendar Days
Dental Providers	30 Calendar Days
Non-emergency hospital stays	30 Calendar Days
Mental health Providers	14 Calendar Days
Urgent Care Providers	24 hours
Emergency Providers	immediately (24 hours a day, 7 days a week) and without prior authorization

4.8.13.4	The Contractor shall provide adequate capacity for initial visits for pregnant women within fourteen (14) Calendar Days and visits for Health Check eligible children within ninety (90) Calendar Days of Enrollment into the CMO plan.

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4.8.13.5	The Contractor shall take corrective action if there is a failure to comply with these waiting times.

4.8.14	Credentialing

4.8.14.1	The Contractor shall maintain written policies and procedures for the Credentialing and Re-Credentialing of network Providers, using standards established by National Committee Quality Assurance (NCQA), Joint Commission on Accreditation Healthcare Organization (JCAHO), or American Accreditation Healthcare Commission/URAC. At a minimum the Contractor shall require that each Provider be credentialed in accordance with State law. The Contractor may impose more stringent Credentialing criteria than the State requires.

4.8.14.2	Such policies and procedures shall include: the verification of the existence and maintenance of credentials, licenses, certificates, and insurance coverage of each Provider from a primary source; a methodology and process for Re-Credentialing Providers; a description of the initial quality assessment of private practitioner offices and other patient care settings; and procedures for disciplinary action, such as reducing, suspending, or terminating Provider privileges.

4.8.14.3	Upon the request of DCH, The Contractor shall make available all licenses, insurance certificates, and other documents of network Providers.

4.8.13.4	The Contractor shall submit its Provider Credentialing and re-Credentialing Policies and Procedures to DCH within sixty (60) Calendar Days of Contract Award.

4.8.15	Mainstreaming

4.8.15.1	The Contractor shall ensure that all In-Network Providers accept Members for treatment, unless they have a full panel and are accepting no new GHF or commercial patients. The Contractor shall also ensure that In-Network Providers do not intentionally segregate Members in any way from other persons receiving services.

4.8.15.2	The Contractor shall ensure that Members are provided services without regard to race, color, creed, sex, religion, age, national origin, ancestry, marital status, sexual preference, health status, income status, or physical or mental disability.

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4.8.16	Coordination Requirements

4.8.16.1	The Contractor shall coordinate with all divisions within DCH, as well as with other State agencies, and with other CMO plans operating within the same Service Region.

4.8.16.2	The Contractor shall also coordinate with local education agencies in the Referral and provision of children’s intervention services provided through the school to ensure Medical Necessity and prevent duplication of services.

4.8.16.3	The Contractor shall coordinate the services furnished to its Members with the service the Member receives outside the CMO plan, including services received through any other managed care entity.

4.8.16.4	The Contractor shall coordinate with all NET vendors.

4.8.16.5	DCH strongly encourages the Contractor to Contract with Providers of essential community services who would normally Contract with the State as well as other public agencies and with non-profit organizations that have maintained a historical base in the community.

4.8.16.6	The Contractor shall implement procedures to ensure that in the process of coordinating care each Member’s privacy is protected consistent with the confidentiality requirements in 45 CFR 160 and 45 CFR 164.

4.8.17	Network Changes

4.8.17.1	The Contractor shall notify DCH within seven (7) Business Days of any significant changes to the Provider network or, if applicable, to any Subcontractors’ Provider network. A significant change is defined as:

4.8.17.1.1	A decrease in the total number of PCPs by more than five percent (5%);

4.8.17.1.2	A loss of all Providers in a specific specialty where another Provider in that specialty is not available within sixty (60) miles;

4.8.17.1.3	A loss of a hospital in an area where another CMO plan hospital of equal service ability is not available within thirty (30) miles; or

4.8.17.1.4	Other adverse changes to the composition of the network which impair or deny the Members’ adequate access to In-Network Providers.

4.8.17.2

The Contractor shall have procedures to address changes in the health plan Provider network that negatively affect the ability of Members to access services, including access to a culturally diverse Provider network. Significant changes in network composition that negatively impact Member

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access to services may be grounds for Contract termination or State determined remedies.

4.8.17.3	If a PCP ceases participation in the Contractor’s Provider network the Contractor shall send written notice to the Members who have chosen the Provider as their PCP. This notice shall be issued no less than thirty (30) Calendar Days prior to the effective date of the termination and no more than ten (10) Calendar Days after receipt or issuance of the termination notice.

4.8.17.4	If a Member is in a prior authorized ongoing course of treatment with any other participating Provider who becomes unavailable to continue to provide services, the Contractor shall notify the Member in writing within ten (10) Calendar Days from the date the Contractor becomes aware of such unavailability.

4.8.17.5	These requirements to provide notice prior to the effective dates of termination shall be waived in instances where a Provider becomes physically unable to care for Members due to illness, a Provider dies, the Provider moves from the Service Region and fails to notify the Contractor, or when a Provider fails Credentialing. Under these circumstances notice shall be issued immediately upon the Contractor becoming aware of the circumstances.

4.8.18	Out-of-Network Providers

4.8.18.1	If the Contractor’s network is unable to provide Medically Necessary Covered Services to a particular Member, the Contractor shall adequately and timely cover these services Out-of-Network for the Member.

4.8.18.2	The Contractor shall coordinate with Out-of-Network Providers regarding payment. For payment to Out-of-Network, or non-participating Providers, the following guidelines apply:

4.8.18.2.1	If the Contractor offers the service through an In-Network Provider(s), and the Member chooses to access the service (i.e., it is not an emergency) from an Out-of-Network Provider, the Contractor is not responsible for payment.

4.8.18.2.2	If the service is not available from an In-Network Provider, but the Contractor has three (3) Documented Attempts to contract with the Provider, the Contractor is not required to pay more than Medicaid FFS rates for the applicable service, less ten percent (10%).

4.8.18.2.3

If the service is available from an In-Network Provider, but the service meets the Emergency Medical Condition standard, and the Contractor has three (3) Documented Attempts to contract with the Provider, the

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Contractor is not required to pay more than Medicaid FFS rates for the applicable service, less ten percent (10%).

4.8.18.2.4	If the service is not available from an In-Network Provider and the Member requires the service and is referred for treatment to an Out-of-Network Provider, the payment amount is a matter between the CMO and the Out-of-Network Provider.

4.8.18.3	In the event that needed services are not available from an In-Network Provider and the Member must receive services from an Out-of-Network Provider, the Contractor is prohibited from charging the Member more than it would have if the services were furnished within the network.

4.8.19	Reporting Requirements

4.8.19.1	The Contractor shall submit to DCH Provider Network Adequacy and Capacity Reports, as described in Section 4.18.6.2.

4.8.19.2	The Contractor shall submit to DCH quarterly Timely Access Reports as described in Section 4.18.4.2.

4.9	PROVIDER SERVICES

4.9.1	General Provisions

4.9.1.1	The Contractor shall provide information to all Providers about GHF in order to operate in full compliance with the GHF Contract and all applicable federal and State regulations.

4.9.1.2	The Contractor shall monitor Provider knowledge and understanding of Provider requirements, and take corrective actions to ensure compliance with such requirements.

4.9.1.3	The Contractor shall submit to DCH for review and prior approval all materials and information to be distributed and/or made available.

4.9.1.4	All Provider Handbooks and bulletins must be in compliance with State and federal laws.

4.9.2	Provider Handbooks

4.9.2.1

The Contractor shall issue a Provider Handbook to all network Providers at the time the Provider Contract is signed. The Contractor may choose not to distribute the Provider Handbook via mail, provided it submits a written notification to all Providers that explains how to obtain the Provider Handbook from the CMO’s Web site. This notification shall also detail how

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the Provider can request a hard-copy from the CMO at no charge to the Provider. All Provider Handbooks and bulletins shall be in compliance with State and federal laws. The Provider Handbook shall serve as a source of information regarding GHF Covered Services, policies and procedures, statutes, regulations, telephone access and special requirements to ensure all Contract requirements are being met. At a minimum the Provider Handbook shall include the following information:

4.9.2.1.1	Description of the GHF;

4.9.2.1.2	Covered Services;

4.9.2.1.3	Emergency Service responsibilities;

4.9.2.1.4	Health Check/EPSDT program services and standards;

4.9.2.1.5	Policies and procedures of the Provider complaint system;

4.9.2.1.6	Information on the Member Grievance System, including the Member’s right to a State Administrative Law Hearing, the timeframes and requirements, the availability of assistance in filing, the toll-free numbers and the Member’s right to request continuation of Benefits while utilizing the Grievance System;

4.9.2.1.7	Medical Necessity standards and practice guidelines;

4.9.2.1.8	Practice protocols, including guidelines pertaining to the treatment of chronic and complex Conditions;

4.9.2.1.9	PCP responsibilities;

4.9.2.1.10	Other Provider or Subcontractor responsibilities;

4.9.2.1.11	Prior Authorization, Pre-Certification, and Referral procedures;

4.9.2.1.12	Protocol for Encounter Data element reporting/records;

4.9.2.1.13	Medical Records standard;

4.9.2.1.14	Claims submission protocols and standards, including instructions and all information necessary for a clean or complete Claim;

4.9.2.1.15	Payment policies;

4.9.2.1.16	The Contractor’s Cultural Competency Plan; and

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4.9.2.1.17	Member rights and responsibilities.

4.9.2.2	The Contractor shall disseminate bulletins as needed to incorporate any needed changes to the Provider Handbook.

4.9.2.3	The Contractor shall submit the Provider Handbook to DCH for review and approval within sixty (60) Calendar Days of Contract Award.

4.9.3	Education and Training

4.9.3.1	The Contractor shall provide training to all Providers and their staff regarding the requirements of the Contract and special needs of Members. The Contractor shall conduct initial training within thirty (30) Calendar Days of placing a newly Contracted Provider on active status. The Contractor shall also conduct ongoing training as deemed necessary by the Contractor or DCH in order to ensure compliance with program standards and the GHF Contract.

4.9.3.2	The Contractor shall submit the Provider Training Manual and Training Schedule to DCH for review and approval within sixty (60) Calendar Days of Contract Award.

4.9.4	Provider Relations

4.9.4.1	The Contractor shall establish and maintain a formal Provider relations function to timely and adequately respond to inquiries, questions and concerns from network Providers. The Contractor shall implement policies addressing the compliance of Providers with the requirements of GHF, institute a mechanism for Provider dispute resolution and execute a formal system of terminating Providers from the network.

4.9.4.2	The Contractor shall provide for a Provider Relations Liaison to carry out the Provider relations functions. There shall be at least one (1) Provider Relations Liaison in each Service Region.

4.9.5	Toll-free Telephone Hotline

4.9.5.1	The Contractor shall operate a toll-free telephone hotline to respond to Provider questions, comments and inquiries.

4.9.5.2	The Contractor shall develop Telephone Hotline Policies and Procedures that address staffing, personnel, hours of operation, access and response standards, monitoring of calls via recording or other means, and compliance with standards.

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4.9.5.3	The Contractor shall submit these Telephone Hotline Policies and Procedures, including performance standards, to DCH for review and approval within sixty (60) Calendar Days of Contract Award.

4.9.5.4	The Contractor’s call center systems shall have the capability to track call management metrics identified in Attachment L.

4.9.5.5	Pursuant to OCGA 30-20A-7.1, the telephone hotline shall be staffed twenty-four (24) hours a day, seven (7) days a week to respond to Prior Authorization and Pre-certification requests. This telephone hotline shall have staff to respond to Provider questions in all other areas, including the Provider complaint system, Provider responsibilities, etc. between the hours of 7:00am and 7:00pm EST Monday through Friday, excluding State holidays.

4.9.5.6	The Contractor shall develop performance standards and monitor Telephone Hotline performance by recording calls and employing other monitoring activities. At a minimum, the standards shall require that, on a monthly basis, eighty percent (80%) of calls are answered by a person within thirty (30) seconds, the Blocked Call rate does not exceed one percent (1%), and the rate of Abandoned Calls does not exceed five percent (5%).

4.9.5.7	The Contractor shall insure that after regular business hours the non-Prior Authorization/Pre-certification line is answered by an automated system with the capability to provide callers with operating hours information and instructions on how to verify Enrollment for a Member with an Emergency or Urgent Medical Condition. The requirement that the Contractor shall provide information to Providers on how to verify Enrollment for a Member with an Emergency or Urgent Medical Condition shall not be construed to mean that the Provider must obtain verification before providing Emergency Services.

4.9.5.8	The Contractor shall develop Call Center Quality Criteria and Protocols to measure and monitor the accuracy of responses and phone etiquette as it relates to the Toll-free Telephone Hotline. The Contractor shall submit the Call Center Quality Criteria and Protocols to DCH for review and approval within sixty (60) Calendar Days of Contract Award.

4.9.6	Internet Presence/Web Site

4.9.6.1	The Contractor shall dedicate a section of its Web Site to Provider services and provide at a minimum, the capability for Providers to make inquiries and receive responses through the Medicaid fiscal agent Web Site, (www.ghp.georgia.gov).

4.9.6.2	In addition to the specific requirements outlined above, the Contractor’s Web Site shall be functionally equivalent, with respect to functions described in

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this Contract, to the Web Site maintained by the State’s Medicaid fiscal agent (www, ghp. georgia. gov).

4.9.6.3	The Contractor shall submit Web site screenshots to DCH for review and approval sixty (60) Calendar Days prior to implementation of GHF.

4.9.7	Provider Complaint System

4.9.7.1	The Contractor shall establish a Provider Complaint system that permits a Provider to dispute the Contractor’s policies, procedures, or any aspect of a Contractor’s administrative functions, including Proposed Actions.

4.9.7.2	The Contractor shall submit its Provider Complaint System Policies and Procedures to DCH for review and approval within sixty (60) Calendar Days of Contract Award.

4.9.7.3	The Contractor shall include its Provider Complaint System Policies and Procedures in its Provider Handbook that is distributed to all network Providers. This information shall include, but not be limited to, specific instructions regarding how to contact the Contractor’s Provider services to file a Provider complaint and which individual(s) have the authority to review a Provider complaint.

4.9.7.4	The Contractor shall distribute the Provider Complaint System Policies and Procedures to Out-of-Network Providers with the remittance advice of the processed Claim. The Contractor may distribute a summary of these Policies and Procedures if the summary includes information on how the Provider may access the full Policies and Procedures on the Web site. This summary shall also detail how the Provider can request a hard-copy from the CMO at no charge to the Provider.

4.9.7.5	As a part of the Provider Complaint System, the Contractor shall:

4.9.7.5.1	Allow Providers forty-five (45) Calendar Days to file a written complaint;

4.9.7.5.2	Require that Providers exhaust the Contractor’s internal Provider Complaint process prior to requesting an Administrative Law Hearing (State Fair Hearing);

4.9.7.5.3	Have dedicated staff for Providers to contact via telephone, electronic mail, or in person, to ask questions, file a Provider Complaint and resolve problems;

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4.9.7.5.4	Identify a staff person specifically designated to receive and process Provider Complaints;

4.9.7.5.5	Thoroughly investigate each GHF Provider Complaint using applicable statutory, regulatory, and Contractual provisions, collecting all pertinent facts from all parties and applying the Contractor’s written policies and procedures; and

4.9.7.5.6	Ensure that CMO plan executives with the authority to require corrective action are involved in the Provider Complaint process.

4.9.7.6	In the event the outcome of the review of the Provider Complaint is adverse to the Provider, the Contractor shall provide a written Notice of Adverse Action to the Provider. The Notice of Adverse Action shall state that Providers may request an Administrative Law Hearing in accordance with OCGA § 49-4-153.

4.9.7.7	The Contractor shall notify the Providers that a request for an Administrative Law Hearing must include the following information:

4.9.7.7.1	A clear expression by the Provider that he/she wishes to present his/her case to an Administrative Law Judge;

4.9.7.7.2	Identification of the Action being appealed and the issues that will be addressed at the hearing;

4.9.7.7.3	A specific statement of why the Provider believes the Contractor’s Action is wrong; and

4.9.7.7.4	A statement of the relief sought.

4.9.7.8	The Contractor shall include with the Notice of Adverse Action the following address where a request for an Administrative Law Hearing can be sent:

Department of Community Health
Legal Services Section
Division of Medical Assistance
Two Peachtree Street, NW-40th Floor
Atlanta, Georgia 30303-3159

4.9.8	Reporting Requirements

4.9.8.1	The Contractor shall submit to DCH weekly Telephone Activity Reports as described in Section 4.18.2.2.

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4.9.8.2	The Contractor shall submit to DCH quarterly Provider Complaints Reports as described in 4.18.4.3.

4.10	PROVIDER CONTRACTS AND PAYMENTS

4.10.1	Provider Contracts

4.10.1.1	The Contractor shall comply with all DCH procedures for contract review and approval submission. Memoranda of Agreement (MOA) shall not be permitted. Letters of Intent shall only be permitted in accordance with Section 4.8.1.9.

4.10.1.2	The Contractor shall submit to DCH for review and approval a model for each type of Provider Contract within sixty (60) Calendar Days of Contract Award.

4.10.1.3	Any significant changes to the model Provider Contract shall be submitted to DCH for review and approval no later than thirty (30) Calendar Days prior to the Enrollment of Members into the CMO plan.

4.10.1.4	Upon request, the Contractor shall provide DCH with free copies of all executed Provider Contracts.

4.10.1.5	In addition to addressing the CMO plan licensure requirements, the Contractor’s Provider Contracts shall:

4.10.1.5.1	Prohibit the Provider from seeking payment from the Member for any Covered Services provided to the Member within the terms of the Contract and require the Provider to look solely to the Contractor for compensation for services rendered, with the exception of nominal cost sharing pursuant to the Georgia State Medicaid Plan, the Georgia State Medicaid Policies and Procedures Manual, and the GHF Contract;

4.10.1.5.2	Require the Provider to cooperate with the Contractor’s quality improvement and Utilization Review and management activities;

4.10.1.5.3	Include provisions for the immediate transfer to another PCP or Contractor if the Member’s health or safety is in jeopardy;

4.10.1.5.4	Not prohibit a Provider from discussing treatment or non-treatment options with Members that may not reflect the Contractor’s position or may not be covered by the Contractor;

4.10.1.5.5	Not prohibit a Provider from acting within the lawful scope of practice, from advising or advocating on behalf of a Member for the

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Member’s health status, medical care, or treatment or non-treatment options, including any alternative treatments that might be self-administered;

4.10.1.5.6	Not prohibit a Provider from advocating on behalf of the Member in any Grievance System or Utilization Review process, or individual authorization process to obtain necessary Health Care services;

4.10.1.5.7	Require Providers to meet appointment waiting time standards pursuant to Section 4.8.12.3 of this Contract;

4.10.1.5.8	Provide for continuity of treatment in the event a Provider’s participation terminates during the course of a Member’s treatment by that Provider;

4.10.1.5.9	Prohibit discrimination with respect to participation, reimbursement, or indemnification of any Provider who is acting within the scope of his or her license or certification under applicable State law, solely on the basis of such license or certification. This provision should not be construed as any willing provider law, as it does not prohibit Contractors from limiting Provider participation to the extent necessary to meet the needs of the Members. Additionally, this provision shall not preclude the Contractor from using different reimbursement amounts for different specialties or for different practitioners in the same specialty. This provision also does not interfere with measures established by the Contractor that are designed to maintain Quality and control costs;

4.10.1.5.10	Prohibit discrimination against Providers serving high-risk populations or those that specialize in Conditions requiring costly treatments;

4.10.1.5.11	Specify that CMS and DCH will have the right to inspect, evaluate, and audit any pertinent books, financial records, documents, papers, and records of any Provider involving financial transactions related to the GHF Contract;

4.10.1.5.12	Specify Covered Services and populations;

4.10.1.5.13	Require Provider submission of complete and timely Encounter Data, pursuant to Section 4.17 of the GHF Contract;

4.10.1.5.14	Include the definition and standards for Medical Necessity, pursuant to the definition in Section 4.5.4 of this Contract;

4.10.1.5.15	Specify rates of payment. The Contractor ensures that Providers will accept such payment as payment in full for Covered Services provided

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to Members, as deemed Medically Necessary and appropriate under the Contractor’s Quality Improvement and Utilization Management program, less any applicable Member cost sharing pursuant to the GHF Contract;

4.10.1.5.16	Provide for timely payment to all Providers for Covered Services to Members. Pursuant to the Georgia Prompt Payment Requirements timely payment is defined as fifteen (15) Calendar Days for a Clean Claim;

4.10.1.5.17	Specify acceptable billing and coding requirements;

4.10.1.5.18	Require that Providers comply with the Contractor’s Cultural Competency plan;

4.10.1.5.19	Require that any marketing materials developed and distributed by Providers be submitted to the Contractor to submit to DCH for approval;

4.10.1.5.20	Specify that in the case of newborns the Contractor shall be responsible for any payment owed to Providers for services rendered prior to the newborn’s Enrollment with the Contractor;

4.10.1.5.21	Specify that the Contractor shall not be responsible for any payments owed to Providers for services rendered prior to a Member’s Enrollment with the Contractor, even if the services fell within the established period of retroactive eligibility;

4.10.1.5.22	Comply with 42 CFR 434 and 42 CFR 438.6;

4.10.1.5.23	Require Providers to collect Member co-payments as specified in Attachment K;

4.10.1.5.24	Not employ or subcontract with individuals on the State or Federal Exclusions list;

4.10.1.5.25	Prohibit Providers from making Referrals for designated health services to Health Care entities with which the Provider or a Member of the Provider’s family has a Financial Relationship.

4.10.1.5.26	Require Providers of transitioning Members to cooperate in all respects with Providers of other CMO plans to assure maximum health outcomes for Members;

4.10.1.5.27	Not require that Providers sign exclusive Provider Contracts with the Contractor if the Provider is an STP, CAH, FQHC, or RHC;

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4.10.1.5.28	Contain a provision stating that in the event DCH is due funds from a Provider, the Contractor shall reduce payment by one hundred percent (100%) to that Provider until such time as the amount owed to DCH is recovered; and

4.10.1.5.29	Contain a provision giving notice that the Contractor’s negotiated rates with Providers shall be adjusted in the event the Commissioner of DCH directs the Contractor to make such adjustments in order to reflect budgetary changes to the Medical Assistance program.

4.10.2	Provider Termination

4.10.2.1	The Contractor shall comply with all State and federal laws regarding Provider termination. In its Provider Contracts the Contractor shall:

4.10.2.1.1	Specify that in addition to any other right to terminate the Provider Contract, and notwithstanding any other provision of this Contract, DCH may request Provider termination immediately, or the Contractor may immediately terminate on its own, a Provider’s participation under the Provider Contract if a Provider fails to abide by the terms and conditions of the Provider Contract, as determined by DCH, or, in the sole discretion of DCH, fails to come into compliance within fifteen (15) Calendar Days after a receipt of notice from the Contractor specifying such failure and requesting such Provider to abide by the terms and conditions hereof;

4.10.2.1.2	Specify that any Provider whose participation is terminated under the Provider Contract for any reason shall utilize the applicable appeals procedures outlined in the Provider Contract. No additional or separate right of appeal to DCH or the Contractor is created as a result of the Contractor’s act of terminating, or decision to terminate any Provider under this Contract. Notwithstanding the termination of the Provider Contract with respect to any particular Provider, this Contract shall remain in full force and effect with respect to all other Providers;

4.10.2.2	The Contractor shall notify DCH at least forty-five (45) Calendar Days prior to the effective date of the suspension, termination, or withdrawal of a Provider from participation in the Contractor’s network. If the termination was “for cause” the Contractor shall provide to DCH the reasons for termination; and

4.10.2.3	The Contractor shall notify the Members pursuant to Section 4.8.17.3 and Section 4.8.17.4 of this Contract.

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4.10.3	Provider Insurance

4.10.3.1	The Contractor shall require each Provider (with the exception of 4.10.3.2 below, and FQHC’s that are section 330 grantees) to maintain, throughout the terms of the Contract, at its own expense, professional and comprehensive general liability, and medical malpractice, insurance. Such comprehensive general liability policy of insurance shall provide coverage in an amount established by the Contractor pursuant to its written Contract with the Provider. Such professional liability policy of insurance shall provide a minimum coverage in the amount of one million dollars ($1,000,000) per occurrence, and three million dollars ($3,000,000) annual aggregate. Providers may be allowed to self-insure if the Provider establishes an appropriate actuarially determined reserve. DCH reserves the right to waive this requirement if necessary for business need.

4.10.3.2	The Contractor shall require allied mental health professionals to maintain, throughout the terms of the Contract, professional and comprehensive general liability, and medical malpractice, insurance. Such comprehensive general liability policy of insurance shall provide coverage in an amount established by the Contractor pursuant to its written Contract with Provider. Such professional liability policy of insurance shall provide a minimum coverage in the amount of one million dollars ($1,000,000) per occurrence, and one million dollars ($1,000,000) annual aggregate. These providers may also be allowed to self insure if the Provider establishes an appropriate actuarially determined reserve.

4.10.3.3	In the event any such insurance is proposed to be reduced, terminated or canceled for any reason, the Contractor shall provide to DCH and Department of Insurance (DOI) at least thirty (30) Calendar Days prior written notice of such reduction, termination or cancellation. Prior to the reduction, expiration and/or cancellation of any insurance policy required hereunder, the Contractor shall require the Provider to secure replacement coverage upon the same terms and provisions so as to ensure no lapse in coverage, and shall furnish DCH and DOI with a Certificate of Insurance indicating the receipt of the required coverage at the request of DCH or DOI.

4.10.3.4	The Contractor shall require Providers to maintain insurance coverage (including, if necessary, extended coverage or tail insurance) sufficient to insure against claims arising at any time during the term of the GHF Contract, even though asserted after the termination of the GHF Contract. DCH or DOI, at its discretion, may request that the Contractor immediately terminate the Provider from participation in the program upon the Provider’s failure to abide by these provisions. The provisions of this Section shall survive the expiration or termination of the GHF Contract for any reason.

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4.10.4	Provider Payment

4.10.4.1	With the exceptions noted below, the Contractor shall negotiate rates with Providers and such rates shall be specified in the Provider Contract. DCH prefers that Contractors pay Providers on a Fee for Service basis, however if the Contractor does enter into a capitated arrangement with Providers, the Contractor shall continue to require all Providers to submit detailed Encounter Data, including any Providers that may be paid a Capitation Payment.

4.10.4.2	The Contractor shall be responsible for issuing to Provider IRS Form 1099s in accordance with all federal laws, regulations and guidelines.

4.10.4.3	When the Contractor negotiates a contract with a Critical Access Hospital (CAH), pursuant to Section 4.8.6 of the GHF Contract, the Contractor shall pay the CAH a payment rate based on allowable costs incurred by the CAH, in accordance with the Georgia Medicaid Policies and Procedures Manual.

4.10.4.4	When the Contractor negotiates a contract with a FQHC and/or a RHC, as defined in Section 1905(a)(2)(B) and 1905(a)(2)(C) of the Social Security Act, the Contractor shall pay the FQHC/RHC rates that are comparable to rates paid to other similar Providers providing similar services.

4.10.4.5	Upon receipt of notice from DCH that it is due funds from a Provider, the Contractor shall reduce payment to the Provider for all claims submitted by that Provider by one hundred percent (100%), or such other amount as DCH may elect, until such time as the amount owed to DCH is recovered. The Contractor shall promptly remit any such funds recovered to DCH in the manner specified by the DCH. To that end, the Contractor’s Provider Contracts shall contain a provision giving notice of this obligation to the Provider, such that the Provider’s execution of the Contract shall constitute agreement with the Contractor’s obligation to DCH.

4.10.4.6	The Contractor shall adjust its negotiated rates with Providers to reflect budgetary changes to the Medical Assistance program, as directed by the Commissioner of DCH, to the extent such adjustments can be made within funds appropriated to DCH and available for payment to the Contractor. The Contractor’s Provider Contracts shall contain a provision giving notice of this obligation to the Provider, such that the Provider’s execution of the Contract shall constitute agreement with the Contractor’s obligation to DCH.

4.10.5	Reporting Requirements

4.10.5.1	The Contractor shall submit a quarterly FQHC Report as described in Section 4.18.4.4.

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4.11	UTILIZATION MANAGEMENT AND CARE COORDINATION RESPONSIBILITIES

4.11.1	Utilization Management

4.11.1.1	The Contractor shall provide assistance to Members and Providers to ensure the appropriate Utilization of resources, using the following program components: Prior Authorization and Pre-Certification, prospective review, concurrent review, retrospective review, ambulatory review, second opinion, discharge planning and case management. Specifically, the Contractor shall have written Utilization Management Policies and Procedures that:

4.11.1.1.1	Include protocols and criteria for evaluating Medical Necessity, authorizing services, and detecting and addressing over-Utilization and under-Utilization. Such protocols and criteria shall comply with federal and State laws and regulations.

4.11.1.1.2	Address which services require PCP Referral; which services require Prior-Authorization and how requests for initial and continuing services are processed, and which services will be subject to concurrent, retrospective or prospective review.

4.11.1.1.3	Describe mechanisms in place that ensure consistent application of review criteria for authorization decisions.

4.11.1.1.4	Require that all Medical Necessity determinations are made in accordance with DCH’s Medical Necessity definition as stated in Section 4.5.4.

4.11.1.2	The Contractor shall submit the Utilization Management Policies and Procedures to DCH for review and prior approval within sixty (60) Calendar Days of Contract Award.

4.11.1.3	Network Providers may participate in Utilization Review activities in their own Service Region to the extent that there is not a conflict of interest. The Utilization Management Policies and Procedures shall define when such a conflict may exist and shall describe the remedy.

4.11.1.4

The Contractor shall have a Utilization Management Committee comprised of network Providers within each Service Region. The Contractor may have one (1) independent Utilization Management Committee for all of the Service Regions in which it is operating, if there is representation from each Service Region on the Committee. The Utilization Management committee is accountable to the Medical Director and governing body of the Contractor. The Utilization Management Committee shall meet on a regular basis and

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maintain records of activities, findings, recommendations, and actions. Reports of these activities shall be made available to DCH upon request.

4.11.1.5	The Contractor, and any delegated Utilization Review agent, shall not permit or provide compensation or anything of value to its employees, agents, or contractors based on:

4.11.1.5.1	Either a percentage of the amount by which a Claim is reduced for payment or the number of Claims or the cost of services for which the person has denied authorization or payment; or

4.11.1.5.2	Any other method that encourages the rendering of a Proposed Action.

4.11.2	Prior Authorization and Pre-Certification

4.11.2.1	The Contractor shall not require Prior Authorization or Pre-Certification for Emergency Services, Post-Stabilization Services, or Urgent Care services, as described in Section 4.6.1, 4.6.2, and 4.6.3.

4.11.2.2	The Contractor shall require Prior Authorization and/or Pre-Certification for all non-emergent and non-urgent inpatient admissions except for normal newborn deliveries.

4.11.2.3	The Contractor may require Prior Authorization and/or Pre-Certification for all non-emergent, Out-of-Network services.

4.11.2.4	Prior Authorization and Pre-Certification shall be conducted by a currently licensed, registered or certified Health Care Professional who is appropriately trained in the principles, procedures and standards of Utilization Review.

4.11.2.5	The Contractor shall notify the Provider of Prior Authorization determinations in accordance with the following timeframes:

4.11.2.5.1	Standard Service Authorizations. Prior Authorization decisions for non-urgent services shall be made within fourteen (14) Calendar Days of receipt of the request for services. An extension may be granted for an additional fourteen (14) Calendar Days if the Member or the Provider requests an extension, or if the Contractor justifies to DCH a need for additional information and the extension is in the Member’s interest.

4.11.2.5.2

Expedited Service Authorizations. In the event a Provider indicates, or the Contractor determines, that following the standard timeframe could seriously jeopardize the Member’s life or health the Contractor shall make an expedited authorization determination and provide notice within twenty-four (24) hours. The Contractor may extend the twenty-

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four (24) hour time period for up to five (5) Business Days if the Member or the Provider requests an extension, or if the Contractor justifies to DCH a need for additional information and the extension is in the Member’s interest.

4.11.2.5.3	Authorization for services that have been delivered. Determinations for authorization involving health care services that have been delivered shall be made within thirty (30) Calendar Days of receipt of the necessary information.

4.11.2.6	The Contractor’s policies and procedures for authorization shall include consulting with the requesting Provider when appropriate.

4.11.3	Referral Requirements

4.11.3.1	The Contractor may require that Members obtain a Referral from their PCP prior to accessing non-emergency specialized services.

4.11.3.2	In the Utilization Management Policies and Procedures discussed in Section 4.11.1.1, the Contractor shall address:

4.11.3.2.1	When a Referral from the Member’s PCP is required;

4.11.3.2.2	How a Member obtains a Referral to an In-Network Provider or an Out-of-Network Provider when there is no Provider within the Contractor’s network that has the appropriate training or expertise to meet the particular health needs of the Member;

4.11.3.2.3	How a Member with a Condition which requires on-going care from a specialist may request a standing Referral; and

4.11.3.2.4	How a Member with a life-threatening Condition or disease which requires specialized medical care over a prolonged period of time may request and obtain access to a specialty care center.

4.11.3.3	The Contractor shall prohibit Providers from making Referrals for designated health services to Health Care entities with which the Provider or a Member of the Provider’s family has a Financial Relationship.

4.11.3.4	DCH strongly encourages the Contractor to develop electronic, web-based Referral processes and systems. In the event a Referral is made via the telephone, the Contractor shall ensure that Referral data, including the final decision, is maintained in a data file that can be accessed electronically by the Contractor, the Provider and DCH.

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4.11.3.5	In conjunction with the other Utilization Management policies, the Contractor shall submit the Referral processes to DCH for review and approval.

4.11.4	Transition of Members

4.11.4.1	Although Referral, Prior Authorization or Pre-certification are not required, the Contractor may require notification from the current Provider in the following circumstances:

4.11.4.1.1	The Member has been diagnosed with a significant medical Condition within the last thirty (30) Calendar Days;

4.11.4.1.2	The Member needs an organ or tissue replacement;

4.11.4.1.3	The Member is receiving ongoing services such as chemotherapy and/or radiation; or

4.11.4.1.4	The Member has received Prior Authorization for services (from either another CMO plan or the State or its Agent), such as scheduled surgeries, or out-of-area specialty services.

4.11.4.2	When relinquishing Members, the Contractor shall cooperate with the receiving CMO plan regarding the course of on-going care with a specialist or other Provider.

4.11.5	Court-Ordered Evaluations and Services

4.11.5.1	In the event a Member requires Medicaid-covered services ordered by a State or federal court, the Contractor shall fully comply with all court orders while maintaining appropriate Utilization Management practices.

4.11.6	Second Opinions

4.11.6.1	The Contractor shall provide for a second opinion in any situation when there is a question concerning a diagnosis or the options for surgery or other treatment of a health Condition when requested by any Member of the Health Care team, a Member, parent(s) and/or guardian (s), or a social worker exercising a custodial responsibility.

4.11.6.2	The second opinion must be provided by a qualified Health Care Professional within the network, or the Contractor shall arrange for the Member to obtain one outside the Provider network.

4.11.6.3	The second opinion shall be provided at no cost to the Member.

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4.11.7	Care Coordination and Case Management

4.11.7.1	The Contractor shall be responsible for the Care Coordination/Case Management of all Members and shall make special effort to identify Members who have the greatest need for Care Coordination, including those who have catastrophic, or other high-cost or high-risk Conditions.

4.11.7.2	The Contractor’s Care Coordination system shall emphasize prevention, continuity of care, and coordination of care. The system will advocate for, and link Members to, services as necessary across Providers and settings. Care Coordination functions include:

4.11.7.2.1	Early identification of Members who have or may have special needs;

4.11.7.2.2	Assessment of a Member’s risk factors;

4.11.7.2.3	Development of a plan of care;

4.11.7.2.4	Referrals and assistance to ensure timely access to Providers;

4.11.7.2.5	Coordination of care actively linking the Member to Providers, medical services, residential, social and other support services where needed;

4.11.7.2.6	Monitoring;

4.11.7.2.7	Continuity of care; and

4.11.7.2.8	Follow-up and documentation.

4.11.7.3	The Contractor shall develop and implement a Care Coordination and case management system to ensure:

4.11.7.3.1	Timely access and delivery of Health Care and services required by Members;

4.11.7.3.2	Continuity of Members’ care; and

4.11.7.3.3	Coordination and integration of Members’ care.

4.11.7.4	These policies shall include, at a minimum, the following elements:

4.11.7.4.1

The provision of an individual needs assessment and diagnostic assessment; the development of an individual treatment plan, as necessary, based on the needs assessment; the establishment of treatment objectives; the monitoring of outcomes; and a process to ensure that treatment plans are revised as necessary. These procedures

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must be designed to accommodate the specific cultural and linguistic needs of the Contractor’s Members;

4.11.7.4.2	A strategy to ensure that all Members and/or authorized family members or guardians are involved in treatment planning;

4.11.7.4.3	Procedures and criteria for making Referrals to specialists and subspecialists;

4.11.7.4.4	Procedures and criteria for maintaining care plans and Referral Services when the Member changes PCPs; and

4.11.7.4.5	Capacity to implement, when indicated, case management functions such as individual needs assessment, including establishing treatment objectives, treatment follow-up, monitoring of outcomes, or revision of treatment plan.

4.11.7.5	The Contractor shall submit the Care Coordination and Case Management Policies and Procedures to DCH for review and approval within ninety (90) Calendar Days of Contract Award.

4.11.8	Disease Management

4.11.8.1	At a time to be determined by DCH, the Contractor shall develop disease management programs for individuals with Chronic Conditions.

4.11.8.2	The Contractor shall have disease management programs for Members with diabetes and asthma.

4.11.8.3	In addition, the Contractor shall develop programs for at least two (2) additional Conditions to be chosen from the following list:

4.11.8.3.1	Perinatal case management;

4.11.8.3.2	Obesity;

4.11.8.3.3	Hypertension;

4.11.8.3.4	Sickle cell disease; or

4.11.8.3.5	HIV/AIDS.

4.11.9	Discharge Planning

4.11.9.1	The Contractor shall maintain and operate a formalized discharge planning program that includes a comprehensive evaluation of the Member’s health

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needs and identification of the services and supplies required to facilitate appropriate care following discharge from an institutional clinical setting.

4.11.10	Reporting Requirements

4.11.10.1	The Contractor shall submit Utilization Management Reports to DCH as described in Section 4.18.4.5.

4.11.10.2	The Contractor shall submit monthly Prior Authorization and Pre-Certification Reports to DCH as described in Section 4.18.3.2.

4.12	QUALITY IMPROVEMENT

4.12.1	General Provisions

4.12.1.1	The Contractor shall provide for the delivery of Quality care with the primary goal of improving the health status of Members and, where the Member’s Condition is not amenable to improvement, maintain the Member’s current health status by implementing measures to prevent any further decline in Condition or deterioration of health status. This shall include the identification of Members at risk of developing Conditions, the implementation of appropriate interventions and designation of adequate resources to support the intervention(s).

4.12.1.2	The Contractor shall seek input from, and work with, Members, Providers and community resources and agencies to actively improve the Quality of care provided to Members.

4.12.1.3	The Contractor shall establish a multi-disciplinary Quality Oversight Committee to oversee all Quality functions and activities, This committee shall meet at least quarterly, but more often if warranted.

4.12.2	Quality Assessment Performance Improvement (QAPI) Program

4.12.2.1	The Contractor shall have in place an ongoing QAPI program consistent with 42 CFR 438.240.

4.12.2.2	The Contractor’s QAPI program shall be based on the latest available research in the area of Quality assurance and at a minimum must include:

4.12.2.2.1	A method of monitoring, analysis, evaluation and improvement of the delivery, Quality and appropriateness of Health Care furnished to all Members (including under and over Utilization of services), including those with special Health Care needs;

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4.12.2.2.2	Written policies and procedures for Quality assessment, Utilization Management and continuous Quality improvement that are periodically assessed for efficacy;

4.12.2.2.3	A health information system sufficient to support the collection, integration, tracking, analysis and reporting of data;

4.12.2.2.4	Designated staff with expertise in Quality assessment, Utilization Management and continuous Quality improvement;

4.12.2.2.5	Reports that are evaluated, indicated recommendations that are implemented, and feedback provided to Providers and Members;

4.12.2.2.6	A methodology and process for conducting and maintaining Provider profiling;

4.12.2.2.7	Quarterly Reports to the Contractor’s multi-disciplinary Quality oversight committee and DCH on results, conclusions, recommendations and implemented system changes;

4.12.2.2.8	Annual performance improvement projects (PIPs) that focus on clinical and non-clinical areas; and

4.12.2.2.9	Annual Reports on performance improvement projects and a process for evaluation of the impact and assessment of the Contractor’s QAPI program.

4.12.2.3	The Contractor’s QAPI Program Plan must be submitted to DCH for review and approval within ninety (90) Calendar Days of Contract Award.

4.12.2.4	The Contractor shall submit any changes to its QAPI Program Plan to DCH for review and prior approval sixty (60) Calendar Days prior to implementation of the change.

4.12.2.5	Upon the request of DCH the Contractor shall provide any information and documents related to the implementation of the QAPI program.

4.12.3	Performance Improvement Projects

4.12.3.1	As part of its QAPI program the Contractor shall conduct clinical and non-clinical performance improvement projects in accordance with DCH and federal protocols. In designing its performance improvement projects the Contractor shall:

4.12.3.1.1	Show that the selected area of study is based on a demonstration of need and is expected to achieve measurable benefit to the Member (rationale);

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4.12.3.1.2	Establish clear, defined and measurable goals and objectives that the Contractor shall achieve in each year of the project;

4.12.3.1.3	Measure performance using Quality indicators that are objective, measurable, clearly defined and that allow tracking of performance and improvement over time;

4.12.3.1.4	Implement interventions designed to achieve Quality improvements;

4.12.3.1.5	Evaluate the effectiveness of the interventions;

4.12.3.1.6	Establish standardized performance measures (such as HEDIS or another similarly standardized product);

4.12.3.1.7	Plan and initiate activities for increasing or sustaining improvement; and

4.12.3.1.8	Document the data collection methodology used (including sources) and steps taken to assure data is valid and reliable.

4.12.3.2	Each performance improvement project must be completed in a time period determined by DCH, to allow information on the success of the project in the aggregate to produce new information on Quality of care each year.

4.12.3.3	The Contractor shall perform the following required clinical performance improvement projects, ongoing for the duration of the GHF Contract period:

4.12.3.3.1	One (1) in the area of Health Check screens;

4.12.3.3.2	One (1) in the area of immunizations; and

4.12.3.3.3	One (1) in the area of blood lead screens.

4.12.3.3.4	One (1) in the area of detection of chronic kidney disease.

4.12.3.4	The Contractor shall perform one (1) optional clinical performance improvement project from the following areas:

4.12.3.4.1	Coordination/continuity of care;

4.12.3.4.2	Chronic care management;

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4.12.3.4.3	High volume Conditions; or

4.12.3.4.4	High risk Conditions.

4.12.3.5	The Contractor shall perform the following required non-clinical performance improvement projects:

4.12.3.5.1	One (1) in the area of Member satisfaction; and

4.12.3.5.2	One (1) in the area of Provider satisfaction.

4.12.3.6	The Contractor shall perform one (1) optional non-clinical performance improvement project from the following areas:

4.12.3.6.1	Cultural competence;

4.12.3.6.2	Appeals/Grievance/Provider Complaints;

4.12.3.6.3	Access/service capacity; or

4.12.3.6.4	Appointment availability.

4.12.3.7	The Contractor shall submit its Proposed Performance Improvement Projects to DCH for review and prior approval within ninety (90) Calendar Days of Contract Award.

4.12.3.8	The Contractor shall meet the established goals and objectives, as determined by DCH, for its performance improvement projects. The Contractor shall submit to DCH any and all data necessary to enable DCH to measure the Contractor’s performance under this Section.

4.12.4	Practice Guidelines

4.12.4.1	The Contractor shall adopt a minimum of three (3) evidence-based clinical practice guidelines, one of which shall be for chronic kidney disease. Such guidelines shall:

4.12.4.1.1	Be based on the health needs and opportunities for improvement identified as part of the QAPI program;

4.12.4.1.2	Be based on valid and reliable clinical evidence or a consensus of Health Care Professionals in the particular field;

4.12.4.1.3	Consider the needs of the Members;

4.12.4.1.4	Be adopted in consultation with network Providers; and

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4.12.4.1.5	Be reviewed and updated periodically as appropriate.

4.12.4.2	The Contractor shall submit the Practice Guidelines, which shall include a methodology for measuring and assessing compliance, to DCH for review and prior approval as part of the QAPI program plan within ninety (90) Calendar Days of Contract Award.

4.12.4.3	The Contractor shall disseminate the guidelines to all affected Providers and, upon request, to Members.

4.12.4.4	The Contractor shall ensure that decisions for Utilization Management, Member education, coverage of services, and other areas to which the guidelines apply are consistent with the guidelines.

4.12.4.5	In order to ensure consistent application of the guidelines the Contractor shall encourage Providers to utilize the guidelines, and shall measure compliance with the guidelines, until ninety percent (90%) or more of the Providers are consistently in compliance. The Contractor may use Provider incentive strategies to improve Provider compliance with guidelines.

4.12.5	Focused Studies

4.12.5.1	The Contractor shall also perform a minimum of two (2) focused studies each year, commencing with the second (2nd) year of operations. One (1) study shall focus on preventive care services.

4.12.5.2	The Contractor shall submit to DCH for approval the areas in which it will conduct focused studies on the first (1st) day of the fourth (4th) quarter of the first (1st) year of operations.

4.12.6	Patient Safety Plan

4.12.6.1	The Contractor shall have a structured Patient Safety Plan to address concerns or complaints regarding clinical care. This plan must include written policies and procedures for processing of Member complaints regarding the care they received. Such policies and procedures shall include:

4.12.6.1.1	A system of classifying complaints according to severity;

4.12.6.1.2	A review by the Medical Director and a mechanism for determining which incidents will be forwarded to Peer Review and Credentials Committees; and

4.12.6.1.3	A summary of incident(s), including the final disposition, included in the Provider profile.

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4.12.6.2	The Contractor shall submit the Patient Safety Plan to DCH for review and approval within ninety (90) Calendar Days of the Contract Award.

4.12.7	Performance Incentives

4.12.7.1	The Contractor may be eligible for performance Incentives as described in Section 7.0. All Incentives must comply with the federal managed care Incentive Arrangement requirements pursuant to 42 CFR 438.6 and the State Medicaid Manual 2089.3.

4.12.8	External Quality Review

4.12.8.1	DCH will contract with an External Quality Review Organization (EQRO) to conduct annual, external, independent reviews of the Quality outcomes, timeliness of, and access to, the services covered in this Contract. The Contractor shall collaborate with DCH’s EQRO to develop studies, surveys and other analytic activities to assess the Quality of care and services provided to Members and to identify opportunities for CMO plan improvement. To facilitate this process the Contractor shall supply data, including but not limited to Claims data and Medical Records, to the EQRO.

4.12.9	Reporting Requirements

4.12.9.1	The Contractor’s Quality Oversight Committee shall submit Quality Oversight Committee Reports to DCH as described in Section 4.18.4.6.

4.12.9.2	The Contractor shall submit Performance Improvement Project Reports as described in Section 4.18.5.1.

4.12.9.3	The Contractor shall submit annual Focused Studies Reports to DCH as described in Section 4.18.5.2.

4.12.9.4	The Contractor shall submit annual Patient Safety Plan Reports to DCH as described in Section 4.18.5.3.

4.13	FRAUD AND ABUSE

4.13.1	Program Integrity

4.13.1.1	The Contractor shall have a written Program Integrity Program, including a mandatory compliance plan, designed to guard against Fraud and Abuse. This Program Integrity Program shall include policies, procedures, and standards of conduct for the prevention, detection, reporting, and corrective action for suspected cases of Fraud and Abuse in the administration and delivery of services under this Contract.

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4.13.1.2	The Contractor shall submit its Program Integrity Policies and Procedures, which include the compliance plan and pharmacy lock-in program described below, to DCH for approval within sixty (60) Calendar Days of Contract Award.

4.13.2	Compliance Plan

4.13.2.1	The Contractor’s compliance plan shall include, at a minimum, the following:

4.13.2.1.1	The designation of a Compliance Officer who is accountable to the Contractor’s senior management and is responsible for ensuring that policies to establish effective lines of communication between the Compliance Officer and the Contractor’s staff, and between the Compliance Officer and DCH staff, are followed;

4.13.2.1.2	Provision for internal monitoring and auditing of reported Fraud and Abuse violations, including specific methodologies for such monitoring and auditing;

4.13.2.1.3	Policies to ensure that all officers, directors, managers and employees know and understand the provisions of the Contractor’s Fraud and Abuse compliance plan;

4.13.2.1.4	Policies to establish a compliance committee that periodically meets and reviews Fraud and Abuse compliance issues;

4.13.2.1.5	Policies to ensure that any individual who reports CMO plan violations or suspected Fraud and Abuse will not be retaliated against;

4.13.2.1.6	Polices of enforcement of standards through well-publicized disciplinary standards;

4.13.2.1.7	Provision of a data system, resources and staff to perform the Fraud and Abuse and other compliance responsibilities;

4.13.2.1.8	Procedures for the detection of Fraud and Abuse that includes, at a minimum, the following:

i.	Claims edits;

ii.	Post-processing review of Claims;

iii.	Provider profiling and Credentialing;

iv.	Quality Control; and

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v.	Utilization Management.

4.13.2.1.9	Written standards for organizational conduct;

4.13.2.1.10	Effective training and education for the Compliance Officer and the organization’s employees, management, board Members, and Subcontractors;

4.13.2.1.11	Inclusion of information about Fraud and Abuse identification and reporting in Provider and Member materials;

4.13.2.1.12	Provisions for the investigation, corrective action and follow-up of any suspected Fraud and Abuse reports; and

4.13.2.1.13	Procedures for reporting suspected Fraud and Abuse cases to the State Program Integrity Unit, including timelines and use of State approved forms.

4.13.2.2	As part of the Program Integrity Program the Contractor may implement a pharmacy lock-in program. The policies, procedures and criteria for establishing a lock-in program shall be submitted to DCH for review and approval as part of the Program Integrity Policies and Procedures discussed in Section 4.13.1.2. The pharmacy lock-in program shall:

4.13.2.2.1	Allow Members to change pharmacies for good cause, as determined by the Contractor after discussion with the Provider(s) and the pharmacist. Valid reasons for change should include recipient relocation or the pharmacy does not provide the prescribed drug;

4.13.2.2.2	Provide Case management and education reinforcement of appropriate medication use;

4.13.2.2.3	Annually assess the need for lock-in for each Member; and

4.13.2.2.4	Require that the Contractor’s Compliance Officer report on the program on a quarterly basis to DCH.

4.13.3	Coordination with DCH and Other Agencies

4.13.3.1

The Contractor shall cooperate and assist any State or federal agency charged with the duty of identifying, investigating, or prosecuting suspected Fraud and Abuse cases, including permitting access to the Contractor’s place of business during normal business hours, providing requested information, permitting access to personnel, financial and Medical Records, and providing internal

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reports of investigative, corrective and legal actions taken relative to the suspected case of Fraud and Abuse.

4.13.3.2	The Contractor’s Compliance Officer shall work closely, including attending quarterly meetings, with DCH’s program integrity staff to ensure that the activities of one entity do not interfere with an ongoing investigation being conducted by the other entity.

4.13.3.3	The Contractor shall inform DCH immediately about known or suspected cases and it shall not investigate or resolve the suspicion without making DCH aware of, and if appropriate involved in, the investigation, as determined by DCH.

4.13.4	Reporting Requirements

4.13.4.1	The Contractor shall submit a Fraud and Abuse Report, as described in Section 4.18.4.7 to DCH on a quarterly basis. This Report shall include information on the pharmacy lock-in program described in Section 4.13.2.2.

4.14	INTERNAL GRIEVANCE SYSTEM

4.14.1	General Requirements

4.14.1.1	The Contractor’s Grievance System shall include a Grievance process, an Appeal process and access to the State’s Administrative Law Hearing (State Fair Hearing) system. The Contractor’s Grievance System is an internal process that shall be exhausted by the Member prior to access to an Administrative Law Hearing.

4.14.1.2	The Contractor shall develop written Grievance System Policies and Procedures that detail the operation of the Grievance System. The Contractor’s policies and procedures shall be available in the Member’s primary language. The Grievance System Policies and Procedures shall be submitted to DCH for review and approval within sixty (60) Calendar Days of Contract Award.

4.14.1.3	The Contractor shall process each Grievance and Appeal using applicable State and federal statutory, regulatory, and GHF Contractual provisions, and the Contractor’s written policies and procedures. Pertinent facts from all parties must be collected during the investigation.

4.14.1.4	The Contractor shall give Members any reasonable assistance in completing forms and taking other procedural steps for both Grievances and Appeals. This includes, but is not limited to, providing interpreter services and toll-free numbers that have adequate TTD and interpreter capability.

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4.14.1.5	The Contractor shall acknowledge receipt of each filed Grievance and Appeal in writing within ten (10) Business Days of receipt. The Contractor shall have procedures in place to notify all Members in their primary language of Grievance and Appeal resolutions.

4.14.1.6	The Contractor shall ensure that the individuals who make decisions on Grievances and Appeals were not involved in any previous level of review or decision-making; and are Health Care Professionals who have the appropriate clinical expertise, as determined by DCH, in treating the Member’s Condition or disease if deciding any of the following:

4.14.1.6.1	An Appeal of a denial that is based on lack of Medical Necessity;

4.14.1.6.2	A Grievance regarding denial of expedited resolutions of Appeal; and

4.14.1.6.3	Any Grievance or Appeal that involves clinical issues.

4.14.1.7	The Contractor shall establish and maintain an expedited review process for Appeals when the Contractor determines (based on a request from the Member) or the Provider indicates (in making the request on the Member’s behalf) that taking the time for a standard resolution could seriously jeopardize the Member’s life or health or ability to attain, maintain, or regain maximum function. The Member, the Member’s Authorized Representative, or the Provider acting on behalf of the Member with the Member’s written consent, may file an expedited Appeal either orally or in writing. The Contractor shall ensure that punitive action is not taken against either a Provider who requests an expedited resolution, or a Provider that supports a Member’s Appeal.

4.14.2	Grievance Process

4.14.2.1	A Member or Member’s Authorized Representative may file a Grievance to the Contractor either orally or in writing. A Grievance may be filed about any matter other than a Proposed Action. A Provider cannot file a Grievance on behalf of a Member.

4.14.2.2	The Contractor shall ensure that the individuals who make decisions on Grievances that involve clinical issues or denial of an expedited review of an Appeal are Health Care Professionals who have the appropriate clinical expertise, as determined by DCH, in treating the Member’s Condition or disease and who were not involved in any previous level of review or decision-making.

4.14.2.3	The Contractor shall provide written notice of the disposition of the Grievance as expeditiously as the Member’s health Condition requires but shall not exceed ninety (90) Calendar Days of the filing date.

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4.14.2.4	The Contractor may extend the timeframe for disposition of a Grievance for up to fourteen (14) Calendar Days if the Member requests the extension or the Contractor demonstrates (to the satisfaction of DCH, upon its request) that there is a need for additional information and how the delay is in the Member’s interest. If the Contractor extends the timeframe, it must, for any extension not requested by the Member, give the Member written notice of the reason for the delay.

4.14.3	Proposed Action

4.14.3.1	All Proposed Actions shall be made by a physician, or other peer review consultant, who has appropriate clinical expertise in treating the Member’s Condition or disease.

4.14.3.2	In the event of a Proposed Action, the Contractor shall notify the Member in writing. The Contractor shall also provide written notice of a Proposed Action to the Provider. This notice must meet the language and format requirements in accordance with Section 4.3.2 of this Contract and be sent in accordance with the timeframes described in Section 4.14.3.4.

4.14.3.3	The notice of Proposed Action must contain the following:

4.14.3.3.1	The Action the Contractor has taken or intends to take.

4.14.3.3.2	The reasons for the Action.

4.14.3.3.3	The Member’s right to file an Appeal through the Contractor’s internal Grievance System as described in Section 4.14.

4.14.3.3.4	The Provider’s right to file a Provider Complaint as described in Section 4.9.7;

4.14.3.3.5	The requirement that a Member exhaust the Contractor’s internal Grievance System and a Provider exhaust the Provider Complaint process prior to requesting a State Administrative Law Hearing;

4.14.3.3.6	The circumstances under which expedited review is available and how to request it; and

4.14.3.3.7	The Member’s right to have Benefits continue pending resolution of the Appeal with the Contractor or with the State Administrative Law Hearing, how to request that Benefits be continued, and the circumstances under which the Member may be required to pay the costs of these services.

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4.14.3.4	The Contractor shall mail the Notice of Proposed Action within the following timeframes:

4.14.3.4.1	For termination, suspension, or reduction of previously authorized Covered Services at least ten (10) Calendar Days before the date of Proposed Action or not later than the date of Proposed Action in the event of one of the following exceptions:

i.	The Contractor has factual information confirming the death of a Member.

ii.	The Contractor receives a clear written statement signed by the Member that he or she no longer wishes services or gives information that requires termination or reduction of services and indicates that he or she understands that this must be the result of supplying that information.

iii.	The Member’s whereabouts are unknown and the post office returns Contractor mail directed to the Member indicating no forwarding address (refer to 42 CFR 431.231(d) for procedures if the Member’s whereabouts become known).

iv.	The Member’s Provider prescribes a change in the level of medical care.

v.	The date of action will occur in less than ten (10) Calendar Days in accordance with 42 CFR 483.12(a)(5)(ii),

vi.	The Contractor may shorten the period of advance notice to five (5) Calendar Days before date of action if the Contractor has facts indicating that action should be taken because of probable Member Fraud and the facts have been verified, if possible, through secondary sources.

4.14.3.4.2	For denial of payment, at the time of any Proposed Action affecting the Claim.

4.14.3.4.3	For standard Service Authorization decisions that deny or limit services, within the timeframes required in Section 4.11.2.5.

4.14.3.4.4

If the Contractor extends the timeframe for the decision and issuance of notice of Proposed Action according to Section 4.11.2.5, the Contractor shall give the Member written notice of the reasons for the decision to extend Grievance if he or she disagrees with that decision. The Contractor shall issue and carry out its determination as

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expeditiously as the Member’s health requires and no later than the date the extension expires.

4.14.3.4.5	For authorization decisions not reached within the timeframes required in Section 4.11.2.5 for either standard or expedited Service Authorizations, Notice of Proposed Action shall be mailed on the date the timeframe expires, as this constitutes a denial and is thus a Proposed Action.

4.14.4	Appeal Process

4.14.4.1	An Appeal is the request for review of a “Proposed Action”. The Member, the Member’s Authorized Representative, or the Provider acting on behalf of the Member with the Member’s written consent, may file an Appeal either orally or in writing. Unless the Member or Provider requests expedited review, the Member, the Member’s Authorized Representative, or the Provider acting on behalf of the Member with the Member’s written consent, must follow an oral filing with a written, signed, request for Appeal.

4.14.4.2	The Member, the Member’s Authorized Representative, or the Provider acting on behalf of the Member with the Member’s written consent, may file an Appeal to the Contractor within thirty (30) Calendar Days from the date of the notice of Proposed Action.

4.14.4.3	Appeals shall be filed directly with the Contractor, or its delegated representatives. The Contractor may delegate this authority to an Appeal committee, but the delegation must be in writing.

4.14.4.4	The Contractor shall ensure that the individuals who make decisions on Appeals are individuals who were not involved in any previous level of review or decision-making; and who are Health Care Professionals who have the appropriate clinical expertise in treating the Member’s Condition or disease if deciding any of the following:

4.14.4.4.1	An Appeal of a denial that is based on lack of Medical Necessity.

4.14.4.4.2	An Appeal that involves clinical issues.

4.14.4.5	The Appeals process shall provide the Member, the Member’s Authorized Representative, or the Provider acting on behalf of the Member with the Member’s written consent, a reasonable opportunity to present evidence and allegations of fact or law, in person, as well as in writing. The Contractor shall inform the Member of the limited time available to provide this in case of expedited review.

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4.14.4.6	The Appeals process must provide the Member, the Member’s Authorized Representative, or the Provider acting on behalf of the Member with the Member’s written consent, opportunity, before and during the Appeals process, to examine the Member’s case file, including Medical Records, and any other documents and records considered during the Appeals process.

4.14.4.7	The Appeals process must include as parties to the Appeal the Member, the Member’s Authorized Representative, the Provider acting on behalf of the Member with the Member’s written consent, or the legal representative of a deceased Member’s estate.

4.14.4.8	The Contractor shall resolve each Appeal and provide written notice of the Appeal resolution, as expeditiously as the Member’s health Condition requires but shall not exceed forty-five (45) Calendar Days from the date the Contractor receives the Appeal. For expedited reviews of an Appeal and notice to affected parties, the Contractor has no longer than seventy-two (72) hours or as expeditiously as the Member’s physical or mental health requires. If the Contractor denies a Member’s request for expedited review, it must transfer the Appeal to the timeframe for standard resolution specified herein and must make reasonable efforts to give the Member prompt oral notice of the denial, and follow up within two (2) Calendar Days with a written notice. The Contractor shall also make reasonable efforts to provide oral notice for resolution of an expedited review of an Appeal.

4.14.4.9	The Contractor may extend the timeframe for standard or expedited resolution of the Appeal by up to fourteen (14) Calendar Days if the Member, Member’s Authorized Representative, or the Provider acting on behalf of the Member with the Member’s written consent, requests the extension or the Contractor demonstrates (to the satisfaction of DCH, upon its request) that there is need for additional information and how the delay is in the Member’s interest. If the Contractor extends the timeframe, it must, for any extension not requested by the Member, give the Member written notice of the reason for the delay.

4.14.5	Notice of Adverse Action

4.14.5.1	If the Contractor upholds the Proposed Action in response to a Grievance or Appeal filed by the Member, the Contractor shall issue a Notice of Adverse Action within the timeframes as described in Section 4.14.4.8 and 4.14.4.9.

4.14.5.2	The Notice of Adverse Action shall meet the language and format requirements as specified in 4.3 and include the following:

4.14.5.2.1	The results and date of the adverse Action;

4.14.5.2.2	The right to request a State Administrative Law Hearing within thirty (30) Calendar Days and how to do so;

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4.14.5.2.3	The right to continue to receive Benefits pending a State Administrative Law Hearing;

4.14.5.2.4	How to request the continuation of Benefits;

4.14.5.2.5	Information explaining that the Member may be liable for the cost of any continued Benefits if the Contractor’s action is upheld in a State Administrative Law Hearing.

4.14.5.2.6	The action the Contractor has taken on intends to take;

4.14.5.2.7	The reasons for the action;

4.14.5.2.8	The Member’s or the Provider’s right to file an appeal;

4.14.5.2.9	The Member’s right to request a State fair hearing;

4.14.5.2.10	Procedures for exercising the Member’s rights to appeal or grieve;

4.14.5.2.11	Circumstances under which expedited resolution is available and how to request it; and

4.14.5.2.12	The Member’s rights to have benefits continue pending the resolution of the appeal, how to request that benefits be continued, and the circumstances under which the Member may be required to pay the costs of these services.

4.14.6	Administrative Law Hearing

4.14.6.1	The State will maintain an independent Administrative Law Hearing process as defined in the Georgia Administrative Procedure Act (O.C.G.A Title 50, Chapter 13) and as required by federal law, 42 CFR 431.200. The Administrative Law Hearing process shall provide Members an opportunity for a hearing before an impartial Administrative Law Judge. The Contractor shall comply with decisions reached as a result of the Administrative Law Hearing process.

4.14.6.2	A Member or Member’s Authorized Representative may request in writing an Administrative Law Hearing within thirty (30) Calendar Days of the date the Notice of Adverse Action is mailed by the Contractor. The parties to the Administrative Law Hearing shall include the Contractor as well as the Member, Member’s Authorized Representative, or representative of a deceased Member’s estate. A Provider cannot request an Administrative Law Hearing on behalf of a Member.

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4.14.6.3	A Member may request a Continuation of Benefits as described in Section 4.14.7 while an Administrative Law Hearing is pending.

4.14.6.4	The Contractor shall make available any records and any witnesses at its own expense in conjunction with a request pursuant to an Administrative Law Hearing.

4.14.7	Continuation of Benefits while the Contractor Appeal and Administrative Law Hearing are Pending

4.14.7.1	As used in this Section, “timely” filing means filing on or before the later of the following:

4.14.7.1.1	Within ten (10) Calendar Days of the Contractor mailing the Notice of Adverse Action.

4.14.7.1.2	The intended effective date of the Contractor’s Proposed Action.

4.14.7.2	The Contractor shall continue the Member’s Benefits if the Member or the Member’s Authorized Representative files the Appeal timely; the Appeal involves the termination, suspension, or reduction of a previously authorized course of treatment; the services were ordered by an authorized Provider; the original period covered by the original authorization has not expired; and the Member requests extension of the Benefits.

4.14.7.3	If, at the Member’s request, the Contractor continues or reinstates the Member’s benefit while the Appeal or Administrative Law Hearing is pending, the Benefits must be continued until one of the following occurs:

4.14.7.3.1	The Member withdraws the Appeal or request for the Administrative Law Hearing.

4.14.7.3.2	Ten (10) Calendar Day pass after the Contractor mails the Notice of Adverse Action, unless the Member, within the ten (10) Calendar Day timeframe, has requested an Administrative Law Hearing with continuation of Benefits until an Administrative Law Hearing decision is reached.

4.14.7.3.3	An Administrative Law Judge issues a hearing decision adverse to the Member.

4.14.7.3.4	The time period or service limits of a previously authorized service has been met.

4.14.7.4	If the final resolution of Appeal is adverse to the Member, that is, upholds the Contractor action, the Contractor may recover from the Member the cost of

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the services furnished to the Member while the Appeal is pending, to the extent that they were furnished solely because of the requirements of this Section.

4.14.7.5	If the Contractor or the Administrative Law Judge reverses a decision to deny, limit, or delay services that were not furnished while the Appeal was pending, the Contractor shall authorize or provide this disputed services promptly, and as expeditiously as the Member’s health Condition requires.

4.14.7.6	If the Contractor or the Administrative Law Judge reverses a decision to deny authorization of services, and the Member received the disputed services while the Appeal was pending, the Contractor shall pay for those services.

4.14.8	Reporting Requirements

4.14.8.1	The Contractor shall log and track all Grievances, Proposed Actions, Appeals and Administrative Law Hearing requests, as described in Section 4.18.4.8.

4.14.8.2	The Contractor shall maintain records of Grievances, whether received verbally or in writing, that include a short, dated summary of the problems, name of the grievant, date of the Grievance, date of the decision, and the disposition.

4.14.8.3	The Contractor shall maintain records of Appeals, whether received verbally or in writing, that include a short, date summary of the issues, name of the appellant, date of Appeal, date of decision, and the resolution.

4.14.8.4	DCH may publicly disclose summary information regarding the nature of Grievances and Appeals and related dispositions or resolutions in consumer information materials.

4.14.8.5	The Contractor shall submit quarterly Grievance System Reports to DCH as described in Section 4.18.4.7.

4.15	ADMINISTRATION AND MANAGEMENT

4.15.1	General Provisions

4.15.1.1	The Contractor shall be responsible for the administration and management of all requirements of this Contract. All costs related to the administration and management of this Contract shall be the responsibility of the Contractor.

4.15.2	Place of Business and Hours of Operation

4.15.2.1	The Contractor shall maintain a central business office within the Service Region in which it is operating. If the Contractor is operating in more than

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one (1) Service Region, there must be one (1) central business office and an additional office in each Service Region. If a Contractor is operating in two (2) or more contiguous Service Regions, the Contractor may establish one (1) central business office for all Service Regions. This business office must be centrally located within the contiguous Service Regions and in a location accessible for foot and vehicle traffic. The Contractor may establish more than one (1) business office within a Service Region, but must designate one (1) of the offices as the central business office.

4.15.2.2	All documentation must reflect the address of the location identified as the legal, duly licensed, central business office. This business office must be open at least between the hours of 8:30 a.m. and 5:30 p.m. EST, Monday through Friday. The Contractor shall ensure that the office(s) are adequately staffed to ensure that Members and Providers receive prompt and accurate responses to inquiries.

4.15.2.3	The Contractor shall ensure that all business offices, and all staff that perform functions and duties, related to this Contract are located within the United States.

4.15.2.4	The Contractor shall provide live access, through its telephone hot-line as described in Section 4.3.7 and Section 4.9.5. The Contractor shall provide access twenty-four (24) hours a day, seven (7) days per week to its Web site.

4.15.3	Training

4.15.3.1	The Contractor shall conduct on-going training for all of its staff, in all departments, to ensure appropriate functioning in all areas and to ensure that staff is aware of all programmatic changes.

4.15.3.2	The Contractor shall submit a staff training plan to DCH for review and approval within ninety (90) days of Contract Award.

4.15.4	Data Certification

4.15.4.1	The Contractor shall certify all data pursuant to 42 CFR 438.606. The data that must be certified include, but are not limited to, Enrollment information, Encounter Data, and other information required by the State and contained in Contracts, proposals and related documents. The data must be certified by one of the following: the Contractor’s Chief Executive Officer, the Contractor’s Chief Financial Officer, or an individual who has delegated authority to sign for, and who Reports directly to the Contractor’s Chief Executive Officer or Chief Financial Officer. The certification must attest, based on best knowledge, information, and belief, as follows:

4.15.4.1.1	To the accuracy, completeness and truthfulness of the data.

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4.15.4.1.2	To the accuracy, completeness and truthfulness of the documents specified by the State.

4.15.4.2	The Contractor shall submit the certification concurrently with the certified data.

4.15.5	Implementation Plan

4.15.5.1	The Contractor shall develop an Implementation Plan that details the procedures and activities that will be accomplished during the period between the awarding of this Contract and the start date of GHF. This Implementation Plan shall have established deadlines and timeframes for the implementation activities and shall include coordination and cooperation with DCH and its representatives during all phases.

4.15.5.2	The Contractor shall submit its Implementation Plan to DCH for DCH’s review and approval within thirty (30) Calendar Days of Contract Award. Implementation of the Contract shall not commence prior to DCH approval.

4.15.5.3	The Contractor will not receive any additional payment to cover start up or implementation costs.

4.16	CLAIMS MANAGEMENT

4.16.1	General Provisions

4.16.1.1	The Contractor shall administer an effective, accurate and efficient Claims processing function that adjudicates and settles Provider Claims for Covered Services that are filed within the time frames specified by this Section and in compliance with all applicable State and federal laws, rules and regulations.

4.16.1.2	The Contractor shall maintain a Claims management system that can identify date of receipt (the date the Contractor receives the Claim as indicated by the date-stamp), real-time-accurate history of actions taken on each Provider Claim (i.e. paid, denied, suspended, Appealed, etc.), and date of payment (the date of the check or other form of payment).

4.16.1.3	At a minimum, the Contractor shall run one (1) Provider payment cycle per week, on the same day each week, as determined by the Contractor. The Contractor shall develop a payment schedule to be submitted to DCH for review and upon approval within sixty (60) days of Contract Award.

4.16.1.4	The Contractor shall support an Automated Clearinghouse (ACH) mechanism that allows Providers to request and receive electronic funds transfer (EFT) of Claims payments.

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4.16.1.5	The Contractor shall encourage that its Providers, as an alternative to the filing of paper-based Claims, submit and receive Claims information through electronic data interchange (EDI), i.e. electronic Claims. Electronic Claims must be processed in adherence to information exchange and data management requirements specified in Section 4.17. As part of this Electronic Claims Management (ECM) function, the Contractor shall also provide on-line and phone-based capabilities to obtain Claims processing status information.

4.16.1.6	The Contractor shall generate Explanation of Benefits and Remittance Advices in accordance with State standards for formatting, content and timeliness.

4.16.1.7	The Contractor shall not pay any Claim submitted by a Provider who is excluded or suspended from the Medicare, Medicaid or SCHIP programs for Fraud, abuse or waste or otherwise included on the Department of Health and Human Services Office of Inspector General exclusions list, or employs someone on this list. The Contractor shall not pay any Claim submitted by a Provider that is on payment hold under the authority of DCH or its Agent(s).

4.16.1.8	Not later than the fifteenth (15th) business day after the receipt of a Provider Claim that does not meet Clean Claim requirements, the Contractor shall suspend the Claim and request in writing (notification via e-mail, the CMO plan Web Site/Provider Portal or an interim Explanation of Benefits satisfies this requirement) all outstanding information such that the Claim can be deemed clean. Upon receipt of all the requested information from the Provider, the CMO plan shall complete processing of the Claim within fifteen (15) Business Days.

4.16.1.9	Claims suspended for additional information must be closed (paid or denied) by the thirtieth (30th) Calendar Day following the date the Claim is suspended if all requested information is not received prior to the expiration of the 30-day period. The Contractor shall send Providers written notice (notification via e-mail, the CMO plan Web site/Provider Portal or an Explanation of Benefits satisfies this requirement) for each Claim that is denied, including the reason(s) for the denial, the date Contractor received the Claim, and a reiteration of the outstanding information required from the Provider to adjudicate the Claim.

4.16.1.10	The Contractor plan must process, and finalize, all appealed Claims to a paid or denied status within (30) Business Days of receipt of the Appealed Claim.

4.16.1.11	The Contractor shall finalize all Claims, including appealed Claims, within twenty-four (24) months of the date of service.

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4.16.1.12	The Contractor may deny a Claim for failure to file timely if a Provider does not submit Claims to them within one hundred and twenty (120) Calendar Days of the date of service but must deny any Claim not initially submitted to the Contractor by the one hundred and eighty-first (181st) Calendar Day from the date of service, unless the Contractor or its vendors created the error. If a Provider files erroneously with another CMO plan or with the State, but produces documentation verifying that the initial filing of the Claim occurred within the one hundred and twenty (120) Calendar Day period, the Contractor shall process the Provider’s Claim without denying for failure to timely file.

4.16.1.13	The Contractor shall inform all network Providers about the information required to submit a Clean Claim at least forty-five (45) Calendar Days prior to the Operational Start Date and as a provision within the Contractor/Provider Contract. The Contractor shall make available to network Providers Claims coding and processing guidelines for the applicable Provider type. The Contractor shall notify Providers ninety (90) Calendar Days before implementing changes to Claims coding and processing guidelines.

4.16.1.14	The Contractor shall assume all costs associated with Claim processing, including the cost of reprocessing/resubmission, due to processing errors caused by the Contractor or to the design of systems within the Contractor’s span of control.

4.16.1.15	In addition to the specific Web site requirements outlined above, the Contractor’s Web site shall be functionally equivalent to the Web site maintained by the State’s Medicaid fiscal agent.

4.16.2	Other Considerations

4.16.2.1	An adjustment to a paid Claim shall not be counted as a Claim for the purposes of reporting.

4.16.2.2	Electronic Claims shall be treated as identical to paper-based Claims for the purposes of reporting.

4.16.3	Reporting Requirements

4.16.3.1	The Contractor shall submit Claims Processing Reports to DCH as described in section 4.18.3.3.

4.17	INFORMATION MANAGEMENT AND SYSTEMS

4.17.1	General Provisions

4.17.1.1	The Contractor shall have Information management processes and Information Systems (hereafter referred to as Systems) that enable it to meet

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GHF requirements, State and federal reporting requirements, all other Contract requirements and any other applicable State and federal laws, rules and regulations including HIPAA.

4.17.1.2	The Contractor’s Systems shall possess capacity sufficient to handle the workload projected for the start of the program and will be scaleable and flexible so they can be adapted as needed, within negotiated timeframes, in response to program or Enrollment changes.

4.17.1.3	The Contractor shall provide a Web-accessible system hereafter referred to as the DCH Portal that designated DCH and other state agency resources can use to access Quality and performance management information as well as other system functions and information as described throughout this Contract. Access to the DCH Portal shall be managed as described in section 4.17.5.

4.17.1.4	The Contractor shall participate in DCH’s Systems Work Group. The Systems Work Group will meet on a designated schedule as agreed to by DCH, its agents and every Contractor.

4.17.1.5	The Contractor shall provide a continuously available electronic mail communication link (E-mail system) with the State. This system shall be:

4.17.1.5.1	Available from the workstations of the designated Contractor contacts; and

4.17.1.5.2	Capable of attaching and sending documents created using software products other than Contractor systems, including the State’s currently installed version of Microsoft Office and any subsequent upgrades as adopted.

4.17.1.6	By no later than the 30th of April of each year, the Contractor will provide DCH with a systems refresh plan for the upcoming State fiscal year. The plan will outline how Systems within the Contractor’s Span of Control will be systematically assessed to determine the need to modify, upgrade and/or replace application software, operating hardware and software, telecommunications capabilities, information management policies and procedures, and/or systems management policies and procedures in response to changes in business requirements, technology obsolescence, staff turnover and other relevant factors. The systems refresh plan will also indicate how the Contractor will insure that the version and/or release level of all of its System components (application software, operating hardware, operating software) are always formally supported by the original equipment manufacturer (OEM), software development firm (SDF) or a third party authorized by the OEM and/or SDF to support the System component.

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4.17.2	Global System Architecture and Design Requirements

4.17.2.1	The Contractor shall comply with federal and State policies, standards and regulations in the design, development and/or modification of the Systems it will employ to meet the aforementioned requirements and in the management of Information contained in those Systems. Additionally, the Contractor shall adhere to DCH and State-specific system and data architecture preferences as indicated in this Contract.

4.17.2.2	The Contractor’s Systems shall:

4.17.2.2.1	Employ a relational data model in the architecture of its databases and relational database management system (RDBMS) to operate and maintain them;

4.17.2.2.2	Be SQL and ODBC compliant;

4.17.2.2.3	Adhere to Internet Engineering Task Force/Internet Engineering Standards Group standards for data communications, including TCP and IP for data transport;

4.17.2.2.4	Conform to standard code sets detailed in Attachment L;

4.17.2.2.5	Conform to HIPAA standards for data and document management that are currently under development within one hundred twenty (120) Calendar Days of the standard’s effective date or, if earlier, the date stipulated by CMS;

4.17.2.2.6	Contain controls to maintain information integrity. These controls shall be in place at all appropriate points of processing. The controls shall be tested in periodic and spot audits following a methodology to be developed jointly by and mutually agreed upon by the Contractor and DCH; and

4.17.2.2.7	Partner with the State in the development of future standard code sets not specific to HIPAA or other federal effort and will conform to such standards as stipulated in the plan to implement the standards.

4.17.2.3	Where Web services are used in the engineering of applications, the Contractor’s Systems shall conform to World Wide Web Consortium (W3C) standards such as XML, UDDI, WSDL and SOAP so as to facilitate integration of these Systems with DCH and other State systems that adhere to a service-oriented architecture.

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4.17.2.4	Audit trails shall be incorporated into all Systems to allow information on source data files and documents to be traced through the processing stages to the point where the Information is finally recorded. The audit trails shall:

4.17.2.4.1	Contain a unique log-on or terminal ID, the date, and time of any create/modify/delete action and, if applicable, the ID of the system job that effected the action;

4.17.2.4.2	Have the date and identification “stamp” displayed on any on-line inquiry;

4.17.2.4.3	Have the ability to trace data from the final place of recording back to its source data file and/or document shall also exist;

4.17.2.4.4	Be supported by listings, transaction Reports, update Reports, transaction logs, or error logs;

4.17.2.4.5	Facilitate auditing of individual Claim records as well as batch audits; and

4.17.2.4.6	Be maintained for seven (7) years in either live and/or archival systems. The duration of the retention period may be extended at the discretion of and as indicated to the Contractor by the State as needed for ongoing audits or other purposes.

4.17.2.5	The Contractor shall house indexed images of documents used by Members and Providers to transact with the Contractor in the appropriate database(s) and document management systems so as to maintain the logical relationships between certain documents and certain data. The Contractor shall follow all applicable requirements for the management of data in the management of documents.

4.17.2.6	The Contractor shall institute processes to insure the validity and completeness of the data it submits to DCH. At its discretion, DCH will conduct general data validity and completeness audits using industry-accepted statistical sampling methods. Data elements that will be audited include but are not limited to: Member ID, date of service, Provider ID, category and sub category (if applicable) of service, diagnosis codes, procedure codes, revenue codes, date of Claim processing, and date of Claim payment.

4.17.2.7	Where a System is herein required to, or otherwise supports, the applicable batch or on-line transaction type, the system shall comply with HIPAA-standard transaction code sets as specified in Attachment L.

4.17.2.8	The Contractor System(s) shall conform to HIPAA standards for information exchange that are currently under development within one hundred twenty (120) Calendar Days of the standard’s effective date or, if earlier, the date stipulated by CMS.

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4.17.2.9	The layout and other applicable characteristics of the pages of Contractor Web sites shall be compliant with Federal “section 508 standards” and Web Content Accessibility Guidelines developed and published by the Web Accessibility Initiative.

4.17.2.10	Contractor Systems shall conform to any applicable Application, Information and Data, Middleware and Integration, Computing Environment and Platform, Network and Transport, and Security and Privacy policy and standard issued by GTA as stipulated in the appropriate policy/standard. These policies and standards can be accessed at:

http://gta.georgia.gov/00/channel_modifieddate/0,2096,1070969_6947051,00. html

4.17.3	Data and Document Management Requirements by Major Information Type

4.17.3.1	In order to meet programmatic, reporting and management requirements, the Contractor’s systems shall serve as either the Authoritative Host of key data and documents or the host of valid, replicated data and documents from other systems. Attachment L lays out the requirements for managing (capturing, storing and maintaining) data and documents for the major information types and subtypes associated with the aforementioned programmatic, reporting and management requirements.

4.17.4	System and Data Integration Requirements

4.17.4.1	All of the Contractor’s applications, operating software, middleware, and networking hardware and software shall be able to interface with the State’s systems and will conform to standards and specifications set by the Georgia Technology Authority and the agency that owns the system. These standards and specifications are detailed in Attachment L.

4.17.4.2	The Contractor’s System(s) shall be able to transmit and receive transaction data to and from the MMIS as required for the appropriate processing of Claims and any other transaction that may be performed by either System.

4.17.4.3	Each month the Contractor shall generate encounter data files from its claims management system(s) and/or other sources. The files will contain settled Claims and Claim adjustments and encounters from Providers with whom the Contractor has a capitation arrangement for the most recent month for which all such transactions were completed. The Contractor will provide these files electronically to DCH and/or its designated agent in adherence to the procedure and format indicated in Attachment L.

4.17.4.4	The Contractor’s System(s) shall be capable of generating files in the prescribed formats for upload into state Systems used specifically for program integrity and compliance purposes.

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4.17.4.5	The Contractor’s System(s) shall possess mailing address standardization functionality in accordance with US Postal Service conventions.

4.17.5	System Access Management and Information Accessibility Requirements

4.17.5.1	The Contractor’s System shall employ an access management function that restricts access to varying hierarchical levels of system functionality and Information. The access management function shall:

4.17.5.1.1	Restrict access to Information on a “need to know” basis, e.g. users permitted inquiry privileges only will not be permitted to modify information;

4.17.5.1.2	Restrict access to specific system functions and information based on an individual user profile, including inquiry only capabilities; global access to all functions will be restricted to specified staff jointly agreed to by DCH and the Contractor; and

4.17.5.1.3	Restrict attempts to access system functions to three (3), with a system function that automatically prevents further access attempts and records these occurrences,

4.17.5.2	The Contractor shall make System Information available to duly Authorized Representatives of DCH and other State and federal agencies to evaluate, through inspections or other means, the Quality, appropriateness and timeliness of services performed.

4.17.5.3	The Contractor shall have procedures to provide for prompt transfer of System Information upon request to other In-Network or Out-of-Network Providers for the medical management of the Member in adherence to HIPAA and other applicable requirements.

4.17.5.4	All Information, whether data or documents, and reports that contain or make references to said Information, involving or arising out of this Contract are owned by DCH. The Contractor is expressly prohibited from sharing or publishing DCH information and reports without the prior written consent of DCH. In the event of a dispute regarding the sharing or publishing of information and reports, DCH’s decision on this matter shall be final and not subject to change.

4.17.6	Systems Availability and Performance Requirements

4.17.6.1

The Contractor will ensure that Member and Provider portal and/or phone-based functions and information, such as confirmation of CMO Enrollment (CCE) and electronic claims management (ECM), Member services and

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Provider services, are available to the applicable System users twenty-four (24) hours a day, seven (7) Days a week, except during periods of scheduled System Unavailability agreed upon by DCH and the Contractor. Unavailability caused by events outside of a Contractor’s span of control is outside of the scope of this requirement.

4.17.6.2	The Contractor shall ensure that at a minimum all other System functions and Information are available to the applicable system users between the hours of 7:00 a.m. and 7:00 p.m. Monday through Friday.

4.17.6.3	The Contractor shall ensure that the average response time that is controllable by the Contractor is no greater than the requirements set forth below, at least ninety percent (90%) of the available production time between 7:00 a.m. and 7:00 p.m. Monday through Friday for all applicable system functions except a) during periods of scheduled downtime, as scheduled, b) during periods of unscheduled unavailability caused by systems and telecommunications technology outside of the Contractor’s span of control or c) for Member and Provider portal and phone-based functions such as CCE and ECM that are expected to be available twenty-four (24) hours a day, seven (7) days a week:

4.17.6.3.1	Record Search Time – The response time shall be within five (5) seconds for ninety-five percent (95%) of the record searches as measured from a representative sample of DCH System Access Devices;

4.17.6.3.2	Record Retrieval Time – The response time will be within five (5) seconds for ninety-five percent (95%) of the records retrieved as measured from a representative sample of DCH System Access Devices;

4.17.6.3.3	Screen Edit Time – The response time will be within three (3) seconds for ninety-five percent (95%) of the time as measured from a representative sample of DCH System Access Devices.

4.17.6.3.4	New Screen/Page Time – The response time will be within three (3) seconds for ninety-five percent (95%) of the time as measured from a representative sample of DCH System Access Devices;

4.17.6.3.5	Confirmation of CMO Enrollment Response Time – The response time will be within five (5) seconds for ninety-five percent (95%) of the time as measured from a representative sample of user System Access Devices; and

4.17.6.3.6	On-line Adjudication Response Time – The response time will be within five (5) seconds ninety-nine percent (99%) of the time as

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measured from a representative sample of user System Access Devices.

4.17.6.4	The Contractor shall develop an automated method of monitoring the CCE and ECM functions on at least a thirty (30) minute basis twenty-four (24) hours a day, seven (7) Days per week. The monitoring method shall separately monitor for availability and performance/response time each component of the CCE and ECM systems, such as the voice response system, the PC software response, direct line use, the swipe box method and ECM on-line pharmacy system.

4.17.6.5	Upon discovery of any problem within its Span of Control that may jeopardize System availability and performance as defined in this Section of the Contract, the Contractor shall notify the applicable DCH staff in person, via phone, electronic mail and/or surface mail.

4.17.6.6	The Contractor shall deliver notification as soon as possible but no later than 7:00 p.m. if the problem occurs during the business day and no later than 9:00 a.m. the following business day if the problem occurs after 7:00 p.m.

4.17.6.7	Where the operational problem results in delays in report distribution or problems in on-line access during the business day, the Contractor shall notify the applicable DCH staff within fifteen (15) minutes of discovery of the problem, in order for the applicable work activities to be rescheduled or be handled based on System Unavailability protocols.

4.17.6.8	The Contractor shall provide to appropriate DCH staff information on System Unavailability events, as well as status updates on problem resolution. These up-dates shall be provided on an hourly basis and made available via electronic mail, telephone and the Contractor’s Web Site/DCH Portal.

4.17.6.9	Unscheduled System Unavailability of CCE and ECM functions, caused by the failure of systems and telecommunications technologies within the Contractor’s Span of Control will be resolved, and the restoration of services implemented, within thirty (30) minutes of the official declaration of System Unavailability. Unscheduled System Unavailability to all other Contractor System functions caused by systems and telecommunications technologies within the Contractor’s Span of Control shall be resolved, and the restoration of services implemented, within four (4) hours of the official declaration of System Unavailability.

4.17.6.10	Cumulative System Unavailability caused by systems and telecommunications technologies within the Contractor’s span of control shall not exceed one (1) hour during any continuous five (5) Day period.

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4.17.6.11	The Contractor shall not be responsible for the availability and performance of systems and telecommunications technologies outside of the Contractor’s Span Of Control.

4.17.6.12	Full written documentation that includes a Corrective Action Plan, that describes how the problem will be prevented from occurring again, shall be delivered within five (5) Business Days of the problem’s occurrence.

4.17.6.13	Regardless of the architecture of its Systems, the Contractor shall develop and be continually ready to invoke a business continuity and disaster recovery (BC-DR) plan that at a minimum addresses the following scenarios: (a) the central computer installation and resident software are destroyed or damaged, (b) System interruption or failure resulting from network, operating hardware, software, or operational errors that compromises the integrity of transactions that are active in a live system at the time of the outage, (c) System interruption or failure resulting from network, operating hardware, software or operational errors that compromises the integrity of data maintained in a live or archival system, (d) System interruption or failure resulting from network, operating hardware, software or operational errors that does not compromise the integrity of transactions or data maintained in a live or archival system but does prevent access to the System, i.e. causes unscheduled System Unavailability.

4.17.6.14	The Contractor shall periodically, but no less than annually, test its BC-DR plan through simulated disasters and lower level failures in order to demonstrate to the State that it can restore System functions per the standards outlined elsewhere in this Section of the Contract.

4.17.6.15	In the event that the Contractor fails to demonstrate in the tests of its BC-DR plan that it can restore system functions per the standards outlined in this Contract, the Contractor shall be required to submit to the State a Corrective Action Plan that describes how the failure will be resolved. The Corrective Action Plan will be delivered within five (5) Business Days of the conclusion of the test.

4.17.7	System User and Technical Support Requirements

4.17.7.1	Beginning sixty (60) Calendar Days prior to the scheduled start of operations, the Contractor shall provide Systems Help Desk (SHD) services to all DCH staff and the other agencies that may have direct access to Contractor systems.

4.17.7.2	The SHD shall be available via local and toll free telephone service and via e-mail from 7 a.m. to 7 p.m. EST Monday through Friday, with the exception of State holidays. Upon State request, the Contractor shall staff the SHD on a State holiday, Saturday, or Sunday.

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4.17.7.3	SHD staff shall answer user questions regarding Contractor System functions and capabilities; report recurring programmatic and operational problems to appropriate Contractor or DCH staff for follow-up; redirect problems or queries that are not supported by the SHD, as appropriate, via a telephone transfer or other agreed upon methodology; and redirect problems or queries specific to data access authorization to the appropriate State login account administrator.

4.17.7.4	The Contractor shall submit to DCH for review and approval its SHD Standards. At a minimum, these standards shall require that between the hours of 7 a.m. and 7 p.m. EST ninety percent (90%) of calls are answered by the fourth (4th) ring, the call abandonment rate is five percent (5%) or less, the average hold time is two (2) minutes or less, and the blocked call rate does not exceed one percent (1%).

4.17.7.5	Individuals who place calls to the SHD between the hours of 7 p.m. and 7 a.m. EST shall be able to leave a message. The Contractor’s SHD shall respond to messages by noon the following Business Day.

4.17.7.6	Recurring problems not specific to System Unavailability identified by the SHD shall be documented and reported to Contractor management within one (1) Business Day of recognition so that deficiencies are promptly corrected.

4.17.7.7	Additionally, the Contractor shall have an IT service management system that provides an automated method to record, track, and report on all questions and/or problems reported to the SHD. The service management system shall:

4.17.7.7.1	Assign a unique number to each recorded incident;

4.17.7.7.2	Create State defined extract files that contain summary information on all problems/issues received during a specified time frame;

4.17.7.7.3	Escalate problems based on their priority and the length of time they have been outstanding;

4.17.7.7.4	Perform key word searches that are not limited to certain fields and allow for searches on all fields in the database;

4.17.7.7.5	Notify support personnel when a problem is assigned to them and re-notify support personnel when an assigned problem has escalated to a higher priority;

4.17.7.7.6	List all problems assigned to a support person or group;

4.17.7.7.7	Perform searches for duplicate problems when a new problem is entered;

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4.17.7.7.8	Allow for entry of at least five hundred (500) characters of free form text to describe problems and resolutions; and

4.17.7.7.9	Generate Reports that identify categories of problems encountered, length of time for resolution, and any other State-defined criteria.

4.17.7.8	The Contractor’s call center systems shall have the capability to track call management metrics identified in Attachment L.

4.17.8	System Change Management Requirements

4.17.8.1	The Contractor shall absorb the cost of routine maintenance, inclusive of defect correction, System changes required to effect changes in State and federal statute and regulations, and production control activities, of all Systems within its Span of control.

4.17.8.2	The Contractor shall provide to DCH prior written notice of non-routine System changes excluding changes prompted by events described in Section 4.17.6 and including proposed corrections to known system defects, within ten (10) Calendar Days of the projected date of the change. As directed by the state, the Contractor shall discuss the proposed change in the Systems Work Group.

4.17.8.3	The Contractor shall respond to State reports of System problems not resulting in System Unavailability according to the following timeframes:

4.17.8.3.1	Within five (5) Calendar Days of receipt the Contractor shall respond in writing to notices of system problems.

4.17.8.3.2	Within fifteen (15) Calendar Days, the correction will be made or a Requirements Analysis and Specifications document will be due.

4.17.8.3.3	The Contractor will correct the deficiency by an effective date to be determined by DCH.

4.17.8.3.4	Contractor systems will have a system-inherent mechanism for recording any change to a software module or subsystem.

4.17.8.4	The Contractor shall put in place procedures and measures for safeguarding the State from unauthorized modifications to Contractor Systems.

4.17.8.5	Unless otherwise agreed to in advance by DCH as part of the activities described in Section 4.17.8.3, scheduled System Unavailability to perform System maintenance, repair and/or upgrade activities shall take place between 11 p.m. on a Saturday and 6 a.m on the following Sunday.

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4.17.9	System Security and Information Confidentiality and Privacy Requirements

4.17.9.1	The Contractor shall provide for the physical safeguarding of its data processing facilities and the systems and information housed therein. The Contractor shall provide DCH with access to data facilities upon DCH request. The physical security provisions shall be in effect for the life of this Contract.

4.17.9.2	The Contractor shall restrict perimeter access to equipment sites, processing areas, and storage areas through a card key or other comparable system, as well as provide accountability control to record access attempts, including attempts of unauthorized access.

4.17.9.3	The Contractor shall include physical security features designed to safeguard processor site(s) through required provision of fire retardant capabilities, as well as smoke and electrical alarms, monitored by security personnel.

4.17.9.4	The Contractor shall ensure that the operation of all of its systems is performed in accordance with State and federal regulations and guidelines related to security and confidentiality and meet all privacy and security requirements of HIPAA regulations. Relevant publications are included in Attachment L.

4.17.9.5	The Contractor will put in place procedures, measures and technical security to prohibit unauthorized access to the regions of the data communications network inside of a Contractor’s Span of Control.

4.17.9.6	The Contractor shall ensure compliance with:

4.17.9.6.1	42 CFR Part 431 Subpart F (confidentiality of information concerning applicants and Members of public medical assistance programs);

4.17.9.6.2	42 CFR Part 2 (confidentiality of alcohol and drug abuse records); and

4.17.9.6.3	Special confidentiality provisions related to people with HIV/AIDS and mental illness.

4.17.9.7	The Contractor shall provide its Members with a privacy notice as required by HIPAA. The Contractor shall provide the State with a copy of its Privacy Notice for its filing.

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4.17.10	Information Management Process and Information Systems Documentation Requirements

4.17.10.1	The Contractor shall ensure that written System Process and Procedure Manuals document and describe all manual and automated system procedures for its information management processes and information systems.

4.17.10.2	The Contractor shall develop, prepare, print, maintain, produce, and distribute distinct System Design and Management Manuals, User Manuals and Quick/Reference Guides, and any updates thereafter, for DCH and other agency staff that use the DCH Portal. :

4.17.10.3	The System User Manuals shall contain information about, and instructions for, using applicable System functions and accessing applicable system data.

4.17.10.4	When a System change is subject to State sign off, the Contractor shall draft revisions to the appropriate manuals prior to State sign off of the change.

4.17.10.5	All of the aforementioned manuals and reference guides shall be available in printed form and on-line via the DCH Portal. The manuals will be published in accordance to the applicable DCH and/or GTA standard.

4.17.10.6	Updates to the electronic version of these manuals shall occur in real time; updates to the printed version of these manuals shall occur within ten (10) Business Days of the update taking effect.

4.17.11	Reporting Requirements

4.17.11.1	The Contractor shall submit a monthly Systems Availability and Performance Report to DCH as described in Section 4.18.3.4.

4.18	REPORTING REQUIREMENTS

4.18.1	General Procedures

4.18.1.1	The Contractor shall comply with all the reporting requirements established by this Contract. The Contractor shall create Reports using the formats, including electronic formats, instructions, and timetables as specified by DCH, at no cost to DCH. Changes to the format must be approved by DCH prior to implementation. The Contractor shall transmit and receive all transactions and code sets required by the HIPAA regulations in accordance with Section 21.2. The Contractor’s failure to submit the Reports as specified may result in the assessment of liquidated damages as described in Section 23.0.

4.18.1.1.1	The Contractor shall submit the Deliverables and Reports for DCH review and approval according to the following timelines, unless otherwise indicated.

i.	Annual Reports shall be submitted within thirty (30) Calendar Days following the twelfth (12th) month Members are enrolled in the CMO plan;

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ii.	Quarterly Reports shall be submitted by April 30, July 30, October 30, and January 30, for the quarter immediately preceeding the due date;

iii.	Monthly Reports shall be submitted within fifteen (15) Calendar Days of the end of each month; and

iv.	Weekly Reports shall be submitted on the same day of each week, as determined by DCH.

4.18.1.2	These reports shall be submitted to DOI according to their requirements, including required timeframes. The Contractor shall submit to DOI any and all reports required by DOI. While some of these reports have been specified in this Contract, this is not intended to be an exhaustive list of reports due to DOI; rather certain financial reports have been highlighted in this Contract. For reports required by DOI and DCH, the Contractor shall submit such reports according to the DOI schedule of due dates. While such schedule may be duplicated in this Contract, should the DOI schedule of due dates be amended at a future date, the due dates in this Contract shall automatically change to the new DOI due dates.

4.18.1.3	The Contractor shall, upon request of DCH, generate any additional data or reports at no additional cost to DCH within a time period prescribed by DCH. The Contractor’s responsibility shall be limited to data in its possession,

4.18.2	Weekly Reporting

4.18.2.1	Member Information Report

4.18.2.1.1	Pursuant to Section 4.1.4.1 the Contractor shall submit a Member Information Report. The report shall include information on the Members that change addresses or move outside the Service Region. The Contractor shall also report any information that may affect the Member’s eligibility for GHF including, but not limited to, changes in income or employment, family size, or incarceration. The minimum data elements that will be required for this report are described in Attachment L.

4.18.2.2	Telephone and Internet Activity Report

4.18.2.2.1	Pursuant to Sections 4.3.11.1 and 4.9.8.1 the Contractor shall submit a Member Telephone and Internet Activity Report and a Provider

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Telephone and Internet Activity Report. Each Telephone and Internet Activity Report shall include the following information:

i.	Call volume;

ii.	E-mail volume;

iii.	Average call length;

iv.	Average hold time;

v.	Abandoned Call rate;

vi.	Accuracy rate based on CMO’s Call Center Quality Criteria and Protocols;

vii.	Content of call or e-mail and resolution; and

viii.	Blocked Call rate.

4.18.2.2.2	The above information may be submitted as a summary report, in a format to be determined by DCH. The Contractor shall maintain, and make available at the request of DCH, any and all supporting documentation.

4.18.3	Monthly Reporting

4.18.3.1	Eligibility and Enrollment Reconciliation Report

4.18.3.1.1	Pursuant to Section 4.1.4.2 the Contractor shall submit an Eligibility and Enrollment Reconciliation Report that reconciles eligibility data to the Contractor’s Enrollment records. The written report shall verify that the Contractor has an Enrollment record for all Members that are eligible for Enrollment in the CMO plan.

4.18.3.2	Prior Authorization and Pre-Certification Report

4.18.3.2.1	Pursuant to Section 4.11.10.2 the Contractor shall submit Prior Authorization and Pre-Certification Reports that summarize all requests in the preceding month for Prior Authorization and Pre-Certification. The Report shall include, at a minimum, the following information:

i.	Total number of requests for Prior Authorization and Pre-Certification requested by type of service;

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ii.	Total number of requests for Prior Authorization and Pre-Certification processed within fourteen (14) Calendar Days for standard Service Authorizations;

iii.	Total number of requests for extension of the fourteen (14) Calendar Days for standard Service Authorizations;

iv.	Total number of requests for Prior Authorization and Pre-Certification processed within twenty-four (24) hours for expedited Service Authorizations;

v.	Total number of requests for the extension of the twenty-four (24) hours for expedited Service Authorizations;

vi.	Total number of requests for authorization processed within thirty (30) Calendar Days for determination for services that have been delivered;

vii.	Total number of requests approved by type of service; and

viii.	Total number of requests denied by type of service.

4.18.3.3	Claims Processing Report

4.18.3.3.1	Pursuant to Section 4.16.3.1 the Contractor shall submit a Claims Processing Report that at a minimum contains the following:

i.	Number and dollar value of Claims processed by Provider type and processing status (adjudicated and paid, adjudicated and not paid, suspended, appealed, denied);

ii.	Aging of Claims: number, dollar value and status of Claims filed in most recent and prior months (defined as six (6) months previous) by Provider type and processing status; and

iii.	Cumulative percentage for the current fiscal year of Clean Claim s processed and paid within thirty (30) calendar and ninety (90) Calendar Days of receipt.

4.18.3.4	System Availability and Performance Report

4.18.3.4.1	Pursuant to Section 4.16.3.1 the Contractor shall submit a System Availability and Performance Report that shall report the following information:

i.	Record Search Time

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ii.	Record Retrieval Time

iii.	Screen Edit Time

iv.	New Screen/Page Time

v.	Print Initiation Time

vi.	Confirmation of CMO Enrollment Response Time

vii.	Online Claims Adjudication Response Time

4.18.4	Quarterly Reporting

4.18.4.1	EPSDT Report

4.18.4.1.1	Pursuant to Section 4.7.6.1 the Contractor shall submit an EPSDT Report for Medicaid Members and PeachCare for Kids Members that identifies at a minimum the following:

i.	Number of Health Check eligible Members;

ii.	Number of live births;

iii.	Number of initial newborn visits within twenty-four (24) hours of birth;

iv.	Number of Members who received all scheduled EPSDT screenings in accordance with the periodicity schedule;

v.	Number of Members who received dental examinations services by an oral health professional;

vi.	Number of Members that received an initial health visit and screening within ninety (90) Calendar Days of Enrollment;

vii.	Number of diagnostic and treatment services, including Referrals; and

viii.	Number and rate of blood lead screening.

4.18.4.1.2	Reports shall capture Medicaid Members and PeachCare for Kids Members separately.

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4.18.4.1.3	DCH, at its sole discretion, may add additional data to the EPSDT Report if DCH determines that it is necessary for monitoring purposes.

4.18.4.2	Timely Access Report

4.18.4.2.1	Pursuant to Section 4.8.19.2 the Contractor shall submit Timely Access Reports that monitor the time lapsed between a Member’s initial request for an office appointment and the date of the appointment. These data for the Timely Access Reports may be collected using statistical sampling methods (including periodic Member and/or Provider surveys). The report shall include:

i.	Total number of appointment requests;

ii.	Total number of requests that meet the waiting time standards;

iii.	Total number of requests that exceed the waiting time standards; and

iv.	Average waiting time for those requests that exceed the waiting time standards. Information for items iii and iv shall be provided for each provider type/class.

4.18.4.3	Provider Complaints Report

4.18.4.3.1	Pursuant to Section 4.9.8.2 the Contractor shall submit a Provider Complaints Report that includes, at a minimum, the following:

i.	Number of complaints by type;

ii.	Type of assistance provided; and

iii.	Administrative disposition of the case.

4.18.4.4	FQHC Report

4.18.4.4.1	Pursuant to 4.10.5.1 the Contractor shall submit FQHC Payment Reports that that identify Contractor payments made to each FQHC and RHC for each Covered Services provided to Members.

4.18.4.5	Utilization Management Report

4.18.4.5.1

Pursuant to Section 4.11.10.1 the Contractor shall submit a Utilization Management Report on Utilization patterns and aggregate trend analysis. The Contractor shall also submit individual physician profiles to DCH. These Reports should provide to DCH analysis and

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interpretation of Utilization patterns, including but not limited to, high volume services, high risk services, services driving cost increases, including prescription drug utilization; Fraud and Abuse trends; and Quality and disease management. The Contractor shall provide ad hoc Reports pursuant to the requests of DCH. The Contractor shall submit its proposed reporting mechanism, including focus of study, data sources, etc. to DCH for approval.

4.18.4.5.2	Utilization Management Reports shall include an analysis of data and identification of opportunities for improvement and follow up of the effectiveness of the intervention. The reports shall include, at a minimum, the following data:

i.	Number of UM cases handled, by type;

ii.	Number of denials (medical/dental/behavioral health/pharmaceutical);

iii.	Number of appeals;

iv.	Monitoring of at least four (4) types of utilization data for over-utilization and under-utilization. This should be measured against an established threshold (length of stay, unplanned readmissions, procedure rates, member complaints, etc.)

4.18.4.5.3	The Contractor shall select three (3) of the following elements to monitor in its physician profiles. Each element should be measured against an established threshold.

i.	Member access (encounters per member per year, new patient visit within 6 months, ER use per member per year, etc.)

ii.	Preventive care (EPSDT rates, breast cancer screening rates, immunizations, etc.)

iii.	Disease management (asthma ER/IP encounters, HBA1C rates, etc.)

iv.	Pharmacy utilization (generics, asthma medications, etc.)

4.18.4.6	Quality Oversight Committee Report

4.18.4.6.1	Pursuant to Section 4.12.9.1 the Contractor shall submit a Quality Oversight Committee Report that shall include a summary of results, conclusions, recommendations and implemented system changes for the QAPI program.

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4.18.4.7	Fraud and Abuse Report

4.18.4.7.1	Pursuant to Section 4.13.4.1 the Contractor shall submit a Fraud and Abuse Report which shall include, at a minimum, the following:

i.	Source of complaint;

ii.	Alleged persons or entities involved;

iii.	Nature of complaint;

iv.	Approximate dollars involved;

v.	Date of the complaint;

vi.	Disciplinary action imposed;

vii.	Administrative disposition of the case;

viii.	Investigative activities, corrective actions, prevention efforts, and results; and

ix.	Trending and analysis as it applies to: Utilization Management; Claims management; post-processing review of Claims; and Provider profiling.

4.18.4.8	Grievance System Report

4.18.4.8.1	Pursuant to Section 4.14.8.1 the Contractor shall submit a summary of Grievance, Appeals and Administrative Law Hearing requests. The report shall, at a minimum, include the following:

i.	Number of complaints by type;

ii.	Type of assistance provided; and

iii.	Administrative disposition of the case.

4.18.4.9	Cost Avoidance Report

4.18.4.9.1	Pursuant to Section 8.6.1 the Contractor shall submit a Cost Avoidance Report that identifies all cost avoided claims for Members with third party coverage from private insurance carriers and other responsible third parties.

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4.18.4.10	Medical Loss Ratio Report

4.18.4.10.1	Pursuant to Section 8.6.2, the Contractor shall submit monthly, a Medical Loss Ratio report that captures medical expenses relative to capitation payments received on a cumulative year to date basis. The Medical Loss Ratio report shall include:

i.	Capitation payments received;

ii.	Medical expenses by provider grouping including, but not limited to:

a)	Direct payments to Providers for covered medical services;

b)	Capitated payments to providers; and

c)	Payments to subcontractors for covered benefits and services.

iii.	An Estimate of incurred but not reported IBNR expenses;

iv.	Actuarial certification that the report, including the estimate of IBNR, has been reviewed for accuracy; and

v.	Supporting claims lag tables by claim type.

4.18.4.11	Independent Audit and Income Statement

4.18.4.11.1	The Contractor shall submit to DOI:

i.	A quarterly report on the form prescribed by the National Association of Insurance Commissioners for Health Maintenance Organizations pursuant to Section 8.6.6; and

ii.	A quarterly income statement on the form prescribed by the NAIC for HMOs pursuant to Section 8.6.6.

4.18.5	Annual Reports

4.18.5.1	Performance Improvement Projects Reports

4.18.5.1.1	Pursuant to Section 4.12.9.2 the Contractor shall submit a Performance Improvement Projects Report that includes the study design, analysis, status and results on performance improvement projects. Status Reports on Performance Improvement Projects may be requested more frequently by DCH.

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4.18.5.2	Focused Studies Report

4.18.5.2.1	Pursuant to Section 4.12.9.3 the Contractor shall, on the first (1st) day of the fourth (4th) quarter of the first (1st) year of operations submit a Focus Studies Report that includes the study design, analysis and results for each of the two required focused studies. The Contractor shall submit annual Reports on the focused studies thereafter.

4.18.5.3	Patient Safety Reports

4.18.5.3.1	Pursuant to Section 4.12.9.4 the Contractor shall submit a Patient Safety Report that includes, at a minimum, the following:

i.	A system of classifying complaints according to severity;

ii.	Review by Medical Director and mechanism for determining which incidents will be forwarded to Peer Review and Credentials Committees; and

iii.	Summary of incident(s) included in Provider Profile.

4.18.5.4	Systems Refresh Plan

4.18.5.4.1	Pursuant to Section 4.17.1.6 the Contractor shall submit to DCH a Systems Refresh Plan no later than the 30th of April each year.

4.18.5.5	Independent Audit and Income Statement

4.18.5.5.1	The Contractor shall submit to DOI:

i.	An annual report on the form prescribed by the National Association of Insurance Commissioners (NAIC) for Health Maintenance Organizations pursuant to Section 8.6.6;

ii.	An annual income statement pursuant to Section 8.6.6; and

iii.	An annual audit of its business transactions pursuant to Section 8.6.6.

4.18.5.6	“SAS 70” Report

4.18.5.6.1	Pursuant to Section 8.6.4, the Contractor shall submit to DCH an annual SAS 70 Report conducted by an independent auditing firm. The first SAS 70 Report will be due in 2006 from Contractors

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operating in the Atlanta and Central Service Regions and in 2007 from Contractors operating in East, North, Southeast, and Southwest Service Regions.

4.18.5.7	Disclosure of Information on Annual Business Transactions

4.18.5.7.1	Pursuant to Section 8.6.5, the Contractor shall submit to DCH, in a format specified by DCH, an annual Disclosure of Information on Annual Business Transactions.

4.18.6	Ad Hoc Reports

4.18.6.1	State Quality Monitoring Reports

4.18.6.1.1	Pursuant to section 2.8.1 the Contractor shall report, upon request by DCH, information to support the State’s Quality Monitoring Functions in accordance with 42 CFR 438.204. These Reports shall include information on:

i.	The availability of services;

ii.	The adequacy of the Contractor’s capacity and services;

iii.	The Contractor’s coordination and continuity of care for Members;

iv.	The coverage and authorization of services;

v.	The Contractor’s policies and procedures for selection and retention of Providers;

vi.	The Contractor’s compliance with Member information requirements in accordance with 42CFR 438.10;

vii.	The Contractor’s compliance with 45 CFR relative to Member’s confidentiality;

viii.	The Contractor’s compliance with Member Enrollment and Disenrollment requirements and limitations;

ix.	The Contractor’s Grievance System;

x.	The Contractor’s oversight of all subcontractual relationships and delegations therein;

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xi.	The Contractor’s adoption of practice guidelines, including the dissemination of the guidelines to Providers and Provider’s application of them;

xii.	The Contractor’s quality assessment and performance improvement program; and

xiii.	The Contractor’s health information systems.

4.18.6.2	Provider Network Adequacy and Capacity Report

4.18.6.2.1	Pursuant to Section 4.8.19.1 the Contractor shall submit a Provider Network Adequacy and Capacity Report that demonstrates that the Contractor offers an appropriate range of preventive, Primary Care and specialty services that is adequate for the anticipated number of Members for the service area and that its network of Providers is sufficient in number, mix and geographic distribution to meet the needs of the anticipated number of Members in the service area.

4.18.6.2.2	This Provider Network Adequacy and Capacity Report shall list all Providers enrolled in the Contractor’s Provider network, including but not limited to, physicians, hospitals, FQHC/RHCs, home health agencies, pharmacies, Durable Medical Equipment vendors, behavioral health specialists, ambulance vendors, and dentists. Each Provider shall be identified by a unique identifying Provider number as specified in Section 4.8.1.4. This unique identifier shall appear on all Encounter Data transmittals. In addition to the listing, the Provider Network Adequacy and Capacity Report shall identify:

i.	Provider additions and deletions from the preceding month;

ii.	All OB/GYN Providers participating in the Contractor’s network, and those with open panels; and

iii.	List of Primary Care Providers with open panels.

4.18.6.2.3	The Reports shall be submitted to DCH at the following times:

i.	Sixty (60) Calendar Days after Contract Award and quarterly thereafter;

ii.	Upon DCH request;

iii.	Upon Enrollment of a new population in the Contractor’s plan; and

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iv.	Any time there has been a significant change in the Contractor’s operations that would affect adequate capacity and services. A significant change is defined as any of the following:

•	A decrease in the total number of PCPs by more than five percent (5%);

•	A loss of Providers in a specific specialty where another Provider in that specialty is not available within sixty (60) miles; or

•	A loss of a hospital in an area where another CMO plan hospital of equal service ability is not available within thirty (30) miles; or

•	Other adverse changes to the composition of the network which impair or deny the Members’ adequate access to CMO plan Providers.

4.18.6.3	Third Party Liability and Coordination of Benefits Report

4.18.6.3.1	Pursuant to Section 8.6.3 the Contractor shall submit a Third Party Liability and Coordination of Benefits Report that includes any Third Party Resources available to a Member discovered by the Contractor, in addition to those provided to the Contractor by DCH pursuant to Section 2.11.1, within ten (10) Business Days of verification of such information. The Contractor shall report any known changes to such resources in the same manner.

5.0	DELIVERABLES

5.1	CONFIDENTIALITY

5.1.1	The Contractor shall ensure that any Deliverables that contain information about individuals that is protected by confidentiality and privacy laws shall be prominently marked as “CONFIDENTIAL” and submitted to DCH in a manner that ensures that unauthorized individuals do not have access to the information. The Contractor shall not make public such reports. Failure to ensure confidentiality may result in sanctions and liquidated damages as described in Section 23.

5.2	NOTICE OF DISAPPROVAL

5.2.1	DCH will provide written notice of disapproval of a Deliverable to the Contractor within fourteen (14) Calendar Days of submission if it is disapproved.

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5.2.2	The notice of disapproval shall state the reasons for disapproval as specifically as is reasonably necessary and the nature and extent of the corrections required for meeting the Contract requirements.

5.3	RESUBMISSION WITH CORRECTIONS

5.3.1	Within fourteen (14) Calendar Days of receipt of a notice of disapproval, the Contractor shall make the corrections and resubmit the Deliverable.

5.4	NOTICE OF APPROVAL/DISAPPROVAL OF RESUBMISSION

5.4.1	Within thirty (30) Calendar Days following resubmission of any disapproved Deliverable, DCH will give written notice to the Contractor of approval, Conditional approval or disapproval.

5.5	DCH FAILS TO RESPOND

5.5.1	In the event that DCH fails to respond to a Contractor’s resubmission within the applicable time period, the Contractor may either:

5.5.1.1	Notify DCH in writing that it intends to proceed with subsequent work unless DCH provides written notice of disapproval within fourteen (14) Calendar Days from the date DCH receives the Contractor’s notice.

5.5.1.2	Notify DCH that it intends to delay subsequent work until DCH responds in writing to the resubmission.

5.6	REPRESENTATIONS

5.6.1	By submitting a Deliverable or report, the Contractor represents that to the best of its knowledge, it has performed the associated tasks in a manner that will, in concert with other tasks, meet the objectives stated or referred to in the Contract.

5.6.2	By approving a Deliverable or report, DCH represents only that it has reviewed the Deliverable or report and detected no errors or omissions of sufficient gravity to defeat or substantially threaten the attainment of those objectives and to warrant the Withholding or denial of payment for the work completed. DCH’S acceptance of a Deliverable or report does not discharge any of the Contractor’s Contractual obligations with respect to that Deliverable or report.

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5.7	CONTRACT DELIVERABLES

Deliverable	Contract Section	Due Date
PCP Auto-assignment Policies	4.1.2.3	Within 60 Calendar Days of Contract Award

Member Handbook	4.3.3.5	Within 60 Calendar Days of Contract Award

Provider Directory	4.3.5.3	Within 60 Calendar Days of Contract Award

Sample Member ID card	4.3.6.4	Within 60 Calendar Days of Contract Award

Telephone Hotline Policies and Procedures (Member and Provider)	4.3.7.3 4.9.6	Within 60 Calendar Days of Contract Award

Call Center Quality Criteria and Protocols	4.3.7.9 4.9.5.8	Within 60 Calendar Days of Contract Award

Web site Screenshots	4.3.8.5 4.9.6	60 Calendar Days prior to implementation of GHF

Cultural Competency Plan	4.3.9.3	Within 60 Calendar Days of Contract Award

Marketing Plan and Materials	4.4.3.1	Within 60 Calendar Days of Contract Award

Provider Marketing Materials	4.4.4.1	Within 60 Calendar Days of Contract Award

MH/SA Policies and Procedures	4.6.10	Within 60 Calendar Days of Contract Award

EPSDT policies and procedures	4.7.1.3	Within 60 Calendar Days of Contract Award

Provider Selection and Retention Policies and Procedures	4.8.1.5	Within 60 Calendar Days of Contract Award

Provider Network Listing spreadsheet for all requested Provider types and Provider Letters of Intent or executed Signature Pages of Provider Contracts not previously submitted as part of the RFP response	4.8.1.7	Within 60 Calendar Days of Contract Award

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Deliverable	Contract Section	Due Date
Final Provider Network Listing spreadsheet for all requested Provider types, Signature Pages for all Providers, and written acknowledgements from all Providers part of a PPO, IPO, or other network stating they know they are in the Contractor’s network, know they are accepting Medicaid patients, and are accepting the terms and conditions of the Provider Contract.	4.8.1.8	90 Calendar Days prior to implementation of GHF

PCP Selection Policies and Procedures	4.8.2.2	Within 60 Calendar Days of Contract Award

Credentialing and Re-Credentialing Policies and Procedures	4.8.13.4	Within 60 Calendar Days of Contract Award

Provider Handbook	4.9.2.4	Within 60 Calendar Days of Contract Award

Provider Training Manuals	4.9.3.2	Within 60 Calendar Days of Contract Award

Provider Complaint System Policies and Procedures	4.9.7.2	Within 60 Calendar Days of Contract Award

Utilization Management Policies and Procedures	4.11.1.2	Within 60 Calendar Days of Contract Award

Care Coordination and Case Management Policies and Procedures	4.11.8.3	Within 60 Calendar Days of Contract Award

Quality Assessment and Performance Improvement Plan	4.12.2.3	Within 90 Calendar Days of Contract Award

Proposed Performance Improvement Projects	4.12.3.7	Within 90 Calendar Days of Contract Award

Practice Guidelines	4.12.4.2	Within 90 Calendar Days of Contract Award

Focused Studies	4.12.5.2	1st day of the 4th Quarter of the 1st year

Patient Safety Plan	4.12.6.2	Within 90 Calendar Days of Contract Award

Program Integrity Policies and Procedures	4.13.1.2	Within 60 Calendar Days of Contract Award

Grievance System Policies and Procedures	4.14.1.2	Within 60 Calendar Days of Contract Award

Staff Training Plan	4.15.3.2	Within 90 Calendar Days of Contract Award

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Deliverable	Contract Section	Due Date
Implementation Plan	4.15.5.2	Within 60 Calendar Days of Contract Award

Payment Schedule	4.16.1.4	Within 60 Calendar Days of Contract Award

Business Continuity Plan	4.17	Within 60 Calendar Days of Contract Award

System Users Manuals and Guides	4.17	Within 60 Calendar Days of Contract Award

Information Management Policies and Procedures	4.17	Within 60 Calendar Days of Contract Award

5.8	CONTRACT REPORTS

Report	Contract Section	Due Date
Member Information Report	4.18.2.1	Weekly

Telephone and Internet Activity Report	4.18.2.2	Weekly

Eligibility and Enrollment Reconciliation Report	4.18.3.1	Monthly

Prior Authorization and Pre-Certification Report	4.18.3.2	Monthly

Claims Processing Report	4.18.3.4	Monthly

System Availability and Performance Report	4.18.3.4	Monthly

EPSDT Report	4.18.4.1	Quarterly

Timely Access Report	4.18.4.2	Quarterly

Provider Complaints Report	4.18.4.3	Quarterly

FQHC Report	4.18.4.4	Quarterly

Utilization Management Report	4.18.4.5	Quarterly

Quality Oversight Committee Report	4.18.4.6	Quarterly

Fraud and Abuse Report	4.18.4.7	Quarterly

Grievance System Report	4.18.4.8	Quarterly

Cost Avoidance and Post Payment Recovery Report	4.18.4.9	Quarterly

Medical Loss Ratio Report	4.18.4.10	Quarterly

Independent Audit and Income Statement	4.18.4.10	Quarterly

Performance Improvement Projects Report	4.18.5.1	Annually

Focused Studies Report	4.18.5.2	Annually

Patient Safety Report	4.18.5.3	Annually

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Independent Audit and Income Statement	4.18.5.4	Annually
“SAS 70” Report	4.18.5.5	Annually
Disclosure of Information on Annual Business Transactions	4.18.5.6	Annually
State Quality Monitoring Report	4.18.6.1	Upon request by DCH
Provider Network Adequacy and Capacity Report	4.18.6.2	Sixty Days after Contract Award; Quarterly; and Any time there is a significant change.
Third Party Liability and Coordination of Benefits Report	4.18.6.1.3	Within 10 Days of verification

6.0	TERM OF CONTRACT

6.1	This Contract shall begin on July 1, 2005 and shall continue until the close of the then current State fiscal year unless renewed as hereinafter provided. DCH is hereby granted six (6) options to renew this Contract for an additional term of up to one (1) State fiscal year, which shall begin on July 1, and end at midnight on June 30, of the following year, each upon the same terms, Conditions and Contractor’s price in effect at the time of the renewal. The option shall be exercisable solely and exclusively by DCH. As to each term, the Contract shall be terminated absolutely at the close of the then current State fiscal year without further obligation by DCH.

7.0	PAYMENT FOR SERVICES

7.1	DCH will compensate the Contractor a prepaid, per member per month capitation rate for each GCS Member enrolled in the Contractor’s plan. The number of enrolled Members in each rate cell category will be determined by the records maintained in the Medicaid Member Information System (MMIS) maintained by DCH's fiscal agent. The monthly compensation will be the final negotiated rate for each rate cell multiplied by the number of enrolled Members in each rate cell category. The Contractor must provide to DCH, and keep current, its tax identification number, billing address, and other contact information. Pursuant to the terms of this Contract, should DCH assess liquidated damages or other remedies or actions for noncompliance or deficiency with the terms of this Contract, such amount shall be withheld from the prepaid, monthly compensation for the following month, and for continuous consecutive months thereafter until such noncompliance or deficiency is corrected.

7.2	The relevant Deliverables shall be mailed to the Project Leader named in the Notice provision of this Contract.

7.3	The total of all payments made by DCH to Contractor under this Contract shall not exceed the per Member per month Capitation payments agreed to under Attachment

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H, which has been provided for through the use of State or federal grants or other funds. With the exception of payments provided to the Contractor in accordance with Section 7.4 on Performance Incentives, DCH will have no responsibility for payment beyond that amount. Also as specified in Section 7.4.2 the total of all payments to the Contract will not exceed one hundred and five percent (105%) of the Capitation payment pursuant to 42 CFR 438.6 (hereinafter the “maximum funds”). It is expressly understood that the total amount of payment to the Contractor will not exceed the maximum funds provided above, unless Contractor has obtained prior written approval, in the form of a Contract amendment, authorizing an increase in the total payment. Additionally, the Contractor agrees that DCH will not pay or otherwise compensate the Contractor for any work that it performs in excess of the Maximum Funds.

7.4	Performance Incentives

7.4.1	The Contractor may be eligible for financial performance incentives. In order to be eligible for the financial performance incentives described below the Contractor must be fully compliant in all areas of the Contract. All incentives must comply with the federal managed care Incentive Arrangement requirements pursuant to 42 CFR 438.6 and the State Medlcaid Manual 2089.3.

7.4.2	The total of all payments paid to the Contractor under this Contract shall not exceed one hundred and five percent (105%) of the Capitation payment pursuant to 42 CFR 438.6.

7.4.3	The amount of financial performance incentive and allocation methodology will be developed solely by DCH.

7.4.3.1	Health Check Screening Initiative

7.4.3.1.1	The Contractor may be eligible for a performance incentive payment if the Contractor’s performance exceeds the minimum compliance standard for Health Check visits.

7.4.3.1.2	The payment to the Contractor, if any, shall depend upon the percentage of Health Check well-child visits and screens achieved by the Contractor in excess of the minimum required compliance standard of eighty percent (80%). Payment shall be based on information obtained from Encounter Data.

7.4.3.2	Blood Lead Screening Test Incentive

7.4.3.2.1	Pursuant to the requirements outlined in Section 4.7.3.2, the Contractor may be eligible for a performance incentive payment if the Contractor’s performance exceeds the minimum compliance standard

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for blood lead screening tests provided to children age nine (9) months to thirty (30) months of age.

7.4.3.2.2	The payment to the Contractor, if any, shall depend upon the percentage of lead screening blood tests performed per unduplicated child during the Contract period, in excess of the minimum required compliance standard of eighty percent (80%) blood lead screening for children age nine (9) months to thirty (30) months of age. Payment shall be based on information obtained from Encounter Data.

7.4.3.3	Dental Visits Incentive

7.4.3.3.1	The Contractor may be eligible for financial performance incentives if the Contractor’s performance exceeds the minimum compliance standard for the provision of children’s dental services, as specified in Section 4.7.3.7, and as reported in Encounter Data. Dental services mean any dental service that is reported using a dental HCPC code or an ADA dental Claim form.

7.4.3.3.2	The payment to the Contractor, if any, shall be based on the percentage or number of visits achieved by the Contractor in excess of the minimum compliance standard of an eighty percent (80%) rate of Health Check eligible children receiving visits.

7.4.3.4	Newborn Enrollment Notification Incentive

7.4.3.4.1	Pursuant to the requirements outlined in Section 4.1.3 the Contractor may be eligible for financial incentive payments based on the Contractor’s compliance with newborn Enrollment notification to DCH. Minimum Contractor compliance with newborn Enrollment notification is notification to DCH within twenty-four (24) hours of the birth of each newborn.

7.4.3.4.2	The payment to the Contractor, if any, shall depend upon the number of newborn Enrollment notifications received by DCH within the first twelve (12) hours of the birth of the newborn.

7.4.3.5	EPSDT Tracking and Notices for Missed Appointments and Referrals

7.4.3.5.1	Pursuant to the requirements outlined in Section 4.7 the Contractor may be eligible for incentive payments based on the Contractor’s follow-up, in the form of a telephone call or second (2nd) notice, to Health Check eligible Members who have received an initial notice of missed screens.

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8.0	FINANCIAL MANAGEMENT

8.1	GENERAL PROVISIONS

8.1.1	The Contractor shall be responsible for the sound financial management of the CMO plan.

8.2	SOLVENCY AND RESERVES STANDARDS

8.2.1	The Contractor shall establish and maintain such net worth, working capital and financial reserves as required pursuant to O.C.G.A. § 33-21.

8.2.2	The Contractor shall provide assurances to the State that its provision against the risk of insolvency is adequate such that its Members shall not be liable for its debts in the event of insolvency.

8.2.3	As part of its accounting and budgeting function, the Contractor shall establish an actuarially sound process for estimating and tracking incurred but not reported costs. As part of its reserving process the Contractor shall conduct annual reviews to assess its reserving methodology and make adjustments as necessary.

8.3	REINSURANCE

8.3.1	DCH will not administer a Reinsurance program funded from capitation payment Withholding.

8.3.2	In addition to basic financial measures required by State law and discussed in section 8.2.1 and section 26, the Contractor shall meet financial viability standards. The Contractor shall maintain net equity (assets minus liability) equal to at least one (1) month’s capitation payments under this Contract. In addition, the Contractor shall maintain a current ratio (current assets/current liabilities) of greater than or equal to 1.0.

8.3.3	In the event the Contractor does not meet the minimum financial viability standards outlined in 8.3.2, the Contractor shall obtain Reinsurance that meets all DOI requirements. While commercial Reinsurance is not required, DCH recommends that Contractors obtain commercial Reinsurance rather than self-insuring.

8.4	THIRD PARTY LIABILITY AND COORDINATION OF BENEFITS

8.4.1	Third party liability refers to any other health insurance plan or carrier (e.g., individual, group, employer-related, self-insured or self-funded, or commercial carrier, automobile insurance and worker’s compensation) or program, that is, or may be, liable to pay all or part of the Health Care expenses of the Member.

8.4.1.1	Pursuant to Section 1902(a)(25) of the Social Security Act and 42 CFR 433 Subpart D, DCH hereby authorizes the Contractor as its agent to identify and cost avoid Claims for all CMO plan Members, including PeachCare for Kids Members.

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8.4.1.2	The Contractor shall make reasonable efforts to determine the legal liability of third parties to pay for services furnished to CMO plan Members. To the extent permitted by State and federal law, the Contractor shall use Cost Avoidance processes to ensure that primary payments from the liable third party are identified, as specified below.

8.4.1.3	If the Contractor is unsuccessful in obtaining necessary cooperation from a Member to identify potential Third Party Resources after sixty (60) Calendar Days of such efforts, the Contractor may inform DCH, in a format to be determined by DCH, that efforts have been unsuccessful.

8.4.2	Cost Avoidance

8.4.2.1	The Contractor shall cost avoid all Claims or services that are subject to payment from a third party health insurance carrier, and may deny a service to a Member if the Contractor is assured that the third party health insurance carrier will provide the service, with the exception of those situations described below. However, if a third party health insurance carrier requires the Member to pay any cost-sharing amounts (e.g., copayment, coinsurance, deductible), the Contractor shall pay the cost sharing amounts. The Contractor’s liability for such cost sharing amounts shall not exceed the amount the Contractor would have paid under the Contractor’s payment schedule for the service.

8.4.2.2	Further, the Contractor shall not withhold payment for services provided to a Member if third party liability, or the amount of third party liability, cannot be determined, or if payment will not be available within sixty (60) Calendar Days.

8.4.2.3	The requirement of Cost Avoidance applies to all Covered Services except Claims for labor and delivery, including inpatient hospital care and postpartum care, prenatal services, preventive pediatric services, and services provided to a dependent covered by health insurance pursuant to a court order. For these services the Contractor shall ensure that services are provided without regard to insurance payment issues and must provide the service first. The Contractor shall then coordinate with DCH or it agent to enable DCH to recover payment from the potentially liable third party.

8.4.2.4	If the Contractor determines that third party liability exists for part or all of the services rendered, the Contractor shall:

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8.4.2.4.1	Notify Providers and supply third party liability data to a Provider whose Claim is denied for payment due to third party liability; and

8.4.2.4.2	Pay the Provider only the amount, if any, by which the Provider’s allowable Claim exceeds the amount of third party liability.

8.4.3	Compliance

8.4.3.1	DCH may determine whether the Contractor is in compliance with this Section by inspecting source documents for timeliness of billing and accounting for third party payments.

8.5	PHYSICIAN INCENTIVE PLAN

8.5.1	The Contractor may establish physician incentive plans pursuant to federal and State regulations, including 42 CFR 422.208 and 422.210, and 42 CFR 438.6.

8.5.2	The Contractor shall disclose any and all such arrangements to DCH, and upon request, to Members. Such disclosure shall include:

8.5.2.1	Whether services not furnished by the physician or group are covered by the incentive plan;

8.5.2.2	The type of Incentive Arrangement;

8.5.2.3	The percent of Withhold or bonus; and,

8.5.2.4	The panel size and if patients are pooled, the method used.

8.5.3	Upon request, the Contractor shall report adequate information specified by the regulations to DCH in order that DCH will adequately monitor the CMO plan.

8.5.4	If the Contractor’s physician incentive plan includes services not furnished by the physician/group, the Contractor shall: (1) ensure adequate stop loss protection to individual physicians, and must provide to DCH proof of such stop loss coverage, including the amount and type of stop loss; and (2) conduct annual Member surveys, with results disclosed to DCH, and to Members, upon request.

8.5.5	Such physician incentive plans may not provide for payment, either directly or indirectly, to a physician or physician group as an inducement to reduce or limit medically necessary services furnished to an individual.

8.6	REPORTING REQUIREMENTS

8.6.1	The Contractor shall submit to DCH quarterly Cost Avoidance Reports as described in Section 4.18.4.9.

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8.6.2	The Contractor shall submit to DCH quarterly Medical Loss Ratio Reports that detail direct medical expenditures for Members and premiums paid by the Contractor, as described in Section 4.18.4.10.

8.6.3	The Contractor shall submit to DCH Third Party Liability and Coordination of Benefits Reports within ten (10) Business Days of verification of available Third Party Resources to a Member, as described in Section 4.18.6.3. The Contractor shall report any known changes to such resources in the same manner.

8.6.4	The Contractor, at its sole expense, shall submit by May 15 (or a later date if approved by DCH) of each year a “Report on Controls Placed in Operation and Tests of Operating Effectiveness”, meeting all standards and requirements of the AICPA’s SAS 70, for the Contractor’s operations performed for DCH under the GHF Contract.

8.6.4.1	The audit shall be conducted by an independent auditing firm, which has prior SAS 70 audit experience. The auditor must meet all AICPA standards for independence. The selection of, and contract with the independent auditor shall be subject to the approval of DCH and the State Auditor. Since such audits are not intended to fully satisfy all auditing requirements of DCH, the State Auditor reserves the right to fully and completely audit at their discretion the Contractor’s operation, including all aspects which will have effect upon the DCH account, either on an interim audit basis or at the end of the State’s fiscal year. DCH also reserves the right to designate other auditors or reviewers to examine the Contractor’s operations and records for monitoring and/or stewardship purposes.

8.6.4.2	For a vendor with an operations start date of January 1, 2006, the 1st SAS 70 report is due for the period October 1, 2005, through March 31, 2006. This report will be due May 15, 2006. For a vendor with an operations start date of July 1, 2006, the first SAS 70 is due for the period April 1, 2006, through March 31, 2007. This report will be due May 15, 2007. For a vendor with an operations start date of December 1, 2006, the 1st SAS 70 report is due for the period September 1, 2006, through March 31, 2007. This report will be due May 15, 2007. It should be noted that some of the time periods for the SAS 70 report might apply prior to GHF activation. Subsequent years reports shall be due May 15 of each year and apply to the preceding twelve (12) month period April through March.

8.6.4.3

The independent auditing firm shall simultaneously deliver identical reports of its findings and recommendations to the Contractor and DCH within forty-five (45) Calendar Days after the close of each review period. The audit shall be conducted and the report shall be prepared in accordance with generally accepted auditing standards for such audits as defined in the publications of the AICPA, entitled “Statements on Auditing Standards” (SAS). In particular, both the “Statements on Auditing Standards Number 70-Reports on the

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Processing of Transactions by Service Organizations” and the AICPA Audit Guide, “Audit Guide of Service-Center-Produced Records” are to be used.

8.6.4.4	The Contractor shall respond to the audit findings and recommendations within thirty (30) Calendar Days of receipt of the audit and shall submit an acceptable proposed corrective action to DCH. The Contractor shall implement the corrective action plan within forty (40) Calendar Days of its approval by DCH.

8.6.5	The Contractor shall submit to DCH a “Disclosure of Information on Annual Business Transactions”. This report must include:

8.6.5.1	Definition of A Party in Interest – As defined in section 1318(b) of the Public Health Service Act, a party in interest is:

8.6.5.1.1	Any director, officer, partner, or employee responsible for management or administration of an HMO; any person who is directly or indirectly the beneficial owner of more than five percent (5%) of the equity of the HMO; any person who is the beneficial owner of a mortgage, deed of trust, note, or other interest secured by, and valuing more than five percent (5%) of the HMO; or, in the case of an HMO organized as a nonprofit corporation, an incorporator or Member of such corporation under applicable State corporation law;

8.6.5.1.2	Any organization in which a person described in section 8.6.5.1.1 is director, officer or partner; has directly or indirectly a beneficial interest of more than five percent (5%) of the equity of the HMO; or has a mortgage, deed of trust, note, or other interest valuing more than five percent (5%) of the assets of the HMO;

8.6.5.1.3	Any person directly or indirectly controlling, controlled by, or under common control with a HMO; or

8.6.5.1.4	Any spouse, child, or parent of an individual described in sections 8.6.5.1.1, Section 8.6.5.1.2, or Section 8.6.5.1.3.

8.6.5.2	Types of Transactions Which Must Be Disclosed – Business transactions which must be disclosed include:

8.6.5.2.1	Any sale, exchange or lease of any property between the HMO and a party in interest;

8.6.5.2.2	Any lending of money or other extension of credit between the HMO and a party in interest; and

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8.6.5.2.3	Any furnishing for consideration of goods, services (including management services) or facilities between the HMO and the party in interest. This does not include salaries paid to employees for services provided in the normal course of their employment;

8.6.5.3	The information which must be disclosed in the transactions listed in Section 8.6.5.2 between an HMO and a party of interest includes:

8.6.5.3.1	The name of the party in interest for each transaction;

8.6.5.3.2	A description of each transaction and the quantity or units involved;

8.6.5.3.3	The accrued dollar value of each transaction during the fiscal year; and

8.6.5.3.4	Justification of the reasonableness of each transaction.

8.6.6	The Contractor shall submit all necessary reports, documentation, to DOI as required by State law, which may include, but is not limited to the following:

8.6.6.1	Pursuant to State law and regulations, an annual report on the form prescribed by the National Association of Insurance Commissioners (NAIC) for HMOs, on or before March 1 of each calendar year.

8.6.6.2	An annual income statement detailing the Contractor’s fourth quarter and year to date earned revenue and incurred expenses as a result of this Contract on or before March 1 of each year. This annual income statement shall be accompanied by a Medical Loss Ratio report for the corresponding period and a reconciliation of the Medical Loss Ratio report to the annual NAIC filing on an accrual basis.

8.6.6.3	Pursuant to state law and regulations, a quarterly report on the form prescribed by the NAIC for HMOs filed on or before: May 15th for the first quarter of the year, August 15th for the second quarter of the year, and November 15th, for the third quarter of the year.

8.6.6.4	A quarterly income statement detailing the Contractor’s quarterly and year to date earned revenue and incurred expenses as a result of this contract filed on or before: May 15th, for the first quarter of the year, August 15th, for the second quarter of the year, and November 15th, for the third quarter of the year. Each quarterly income statement shall be accompanied by a Medical Loss Ratio report for the corresponding period and reconciliation of the Medical Loss Ratio report to the quarterly NAIC filing on an accrual basis.

8.6.6.5

An annual independent audit of its business transactions to be performed by a licensed and certified public accountant, in accordance with National Association of Insurance Commissioners Annual Statement Instructions

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regarding the Annual Audited Financial Report, including but not limited to the financial transactions made under this contract.

9.0	PAYMENT OF TAXES

9.1	Contractor will forthwith pay all taxes lawfully imposed upon it with respect to this Contract or any product delivered in accordance herewith. DCH makes no representation whatsoever as to the liability or exemption from liability of Contractor to any tax imposed by any governmental entity.

9.2	The Contractor shall remit the Quality Assessment fee, as provided for in O.C.G.A §31-8-170 et seq., in the manner prescribed by DCH.

10.0	RELATIONSHIP OF PARTIES

10.1	Neither Party is an agent, employee, or servant of the other. It is expressly agreed that the Contractor and any Subcontractors and agent, officers, and employees of the Contractor or any Subcontractor in the performance of this Contract shall act as independent contractors and not as officers or employees of DCH. The parties acknowledge, and agree, that the Contractor, its agent, employees, and servants shall in no way hold themselves out as agent, employees, or servants of DCH. It is further expressly agreed that this Contract shall not be construed as a partnership or joint venture between the Contractor or any Subcontractor and DCH.

11.0	INSPECTION OF WORK

11.1	DCH, the State Contractor, the Department of Health and Human Services, the General Accounting Office, the Comptroller General of the United States, if applicable, or their Authorized Representatives, shall have the right to enter into the premises of the Contractor and/or all Subcontractors, or such other places where duties under this Contract are being performed for DCH, to inspect, monitor or otherwise evaluate the services or any work performed pursuant to this Contract. All inspections and evaluations of work being performed shall be conducted with prior notice and during normal business hours. All inspections and evaluations shall be performed in such a manner as will not unduly delay work.

12.0	STATE PROPERTY

12.1

The Contractor agrees that any papers, materials and other documents that are produced or that result, directly or indirectly, from or in connection with the Contractor’s provision of the services under this Contract shall be the property of DCH upon creation of such documents, for whatever use that DCH deems

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appropriate, and the Contractor further agrees to execute any and all documents, or to take any additional actions that may be necessary in the future to effectuate this provision fully. In particular, if the work product or services include the taking of photographs or videotapes of individuals, the Contractor shall obtain the consent from such individuals authorizing the use by DCH of such photographs, videotapes, and names in conjunction with such use. Contractor shall also obtain necessary releases from such individuals, releasing DCH from any and all Claims or demands arising from such use.

12.2	The Contractor shall be responsible for the proper custody and care of any State-owned property furnished for the Contractor’s use in connection with the performance of this Contract. The Contractor will also reimburse DCH for its loss or damage, normal wear and tear excepted, while such property is in the Contractor’s custody or use.

13.0	OWNERSHIP AND USE OF DATA/ UPGRADES

13.1	OWNERSHIP AND USE OF DATA

13.1.1	All data created from information, documents, messages (verbal or electronic), Reports, or meetings involving or arising out of this Contract is owned by DCH, hereafter referred to as DCH Data. The Contractor shall make all data available to DCH, who will also provide it to CMS upon request. The Contractor is expressly prohibited from sharing or publishing DCH Data or any information relating to Medicaid data without the prior written consent of DCH. In the event of a dispute regarding what is or is not DCH Data, DCH’s decision on this matter shall be final and not subject to Appeal.

13.2	SOFTWARE AND OTHER UPGRADES

13.2.1	The Parties also understand and agree that any upgrades or enhancements to software programs, hardware, or other equipment, whether electronic or physical, shall be made at the Contractor’s expense only, unless the upgrade or enhancement is made at DCH’s request and solely for DCH’s use. Any upgrades or enhancements requested by and made for DCH’s sole use shall become DCH’s property without exception or limitation. The Contractor agrees that it will facilitate DCH’s use of such upgrade or enhancement and cooperate in the transfer of ownership, installation, and operation by DCH.

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14.0	CONTRACTOR STAFFING

14.1	STAFFING ASSIGNMENTS AND CREDENTIALS

14.1.1	The Contractor warrants and represents that all persons, including independent Contractors and consultants assigned by it to perform this Contract, shall be employees or formal agents of the Contractor and shall have the credentials necessary (i.e., licensed, and bonded, as required) to perform the work required herein. The Contractor shall include a similar provision in any contract with any Subcontractor selected to perform work hereunder. The Contractor also agrees that DCH may approve or disapprove the Contractor’s Subcontractors or its staff assigned to this Contract prior to the proposed staff assignment. DCH’s decision on this matter shall not be subject to Appeal.

14.1.2	In addition, the Contractor warrants that all persons assigned by it to perform work under this Contract shall be employees or authorized Subcontractors of the Contractor and shall be fully qualified, as required in the RFP and specified in the Contractor’s proposal and in this Contract, to perform the services required herein. Personnel commitments made in the Contractor’s proposal shall not be changed unless approved by DCH in writing. Staffing will include the named individuals at the levels of effort proposed.

14.1.3	The Contractor shall provide and maintain sufficient qualified personnel and staffing to enable the Deliverables to be provided in accordance with the RFP, the Contractor’s proposal and this Contract. The Contractor shall submit to DCH, within ninety (90) days of Contract award, a detailed staffing plan, including the employees and management for all CMO functions.

14.1.4	At a minimum, the Contractor shall provide the following staff:

14.1.4.1	An Executive Administrator who is a full-time administrator with clear authority over the general administration and implementation of the requirements detailed in this Contract.

14.1.4.2	A Medical Director who is a licensed physician in the State of Georgia. The Medical Director shall be actively involved in all major clinical program components of the CMO plan, shall be responsible for the sufficiency and supervision of the Provider network, and shall ensure compliance with federal, State and local reporting laws on communicable diseases, child abuse, neglect, etc.

14.1.4.3	A Quality Improvement/Utilization Director.

14.1.4.4	A Chief Financial Officer who oversees all budget and accounting systems.

14.1.4.5	An Information Management and Systems Director and a complement of technical analysts and business analysts as needed to maintain the operations of Contractor Systems and to address System issues in accordance with the terms of this contract.

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14.1.4.6	A Pharmacist who is licensed in the State of Georgia;

14.1.4.7	A Dental Consultant who is a licensed dentist in the State of Georgia.

14.1.4.8	A Mental Health Coordinator who is a licensed mental health professional in the State of Georgia.

14.1.4.9	A Member Services Director.

14.1.4.10	A Provider Services Director.

14.1.4.11	A Provider Relations Liaison.

14.1.4.12	A Grievance/Complaint Coordinator.

14.1.4.13	Compliance Officer.

14.1.4.14	A Prior Authorization/Pre-Certification Coordinator who is a physician, registered nurse, or physician’s assistant licensed in the State of Georgia.

14.1.4.15	Sufficient staff in all departments, including but not limited to, Member services, Provider services, and prior authorization and concurrent review services to ensure appropriate functioning in all areas.

14.1.5	The Contractor shall conduct on-going training of staff in all departments to ensure appropriate functioning in all areas.

14.1.6	The Contractor shall comply with all staffing/personnel obligations set out in the RFP and this Contract, including but not limited to those pertaining to security, health, and safety issues.

14.2	STAFFING CHANGES

14.2.1	The Contractor shall notify DCH in the event of any changes to key staff, including the Executive Administrator, Medical Director, Quality Improvement/Utilization Director, Management Information Systems Director, and Chief Financial Officer. The Contractor shall replace any of the key staff with a person of equivalent experience, knowledge and talent.

14.2.2

DCH also may require the removal or reassignment of any Contractor employee or Subcontractor employee that DCH deems to be unacceptable. DCH’s decision on this matter shall not be subject to Appeal. Notwithstanding the above provisions, the Parties acknowledge and agree that the Contractor may terminate any of its employees designated to perform work or services under this Contract, as permitted by applicable law. In the event of Contractor termination of any key staff identified in 14.1.4, the Contractor shall provide DCH with immediate notice of the termination,

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the reason(s) for the termination, and an action plan for replacing the discharged employee.

14.3	CONTRACTOR’S FAILURE TO COMPLY

14.3.1	Should the Contractor at any time: 1) refuse or neglect to supply adequate and competent supervision; 2) refuse or fail to provide sufficient and properly skilled personnel, equipment, or materials of the proper quality or quantity; 3) fail to provide the services in accordance with the timeframes, schedule or dates set forth in this Contract; or 4) fail in the performance of any term or condition contained in this Contract, DCH may (in addition to any other contractual, legal or equitable remedies) proceed to take any one or more of the following actions after five (5) Calendar Days written notice to the Contractor:

14.3.1.1	Withhold any monies then or next due to the Contractor;

14.3.1.2	Obtain the services or their equivalent from a third party, pay the third party for same, and Withhold the amount so paid to third party from any money then or thereafter due to the Contractor; or

14.3.1.3	Withhold monies in the amount of any damage caused by any deficiency or delay in the services.

15.0	CRIMINAL BACKGROUND CHECKS

15.1	The Contractor shall, upon request, provide DCH with a resume or satisfactory criminal background check or both of any Members of its staff or a Subcontractor’s staff assigned to or proposed to be assigned to any aspect of the performance of this Contract.

16.0	SUBCONTRACTS

16.1	USE OF SUBCONTRACTORS

16.1.1

The Contractor will not subcontract or permit anyone other than Contractor personnel to perform any of the work, services, or other performances required of the Contractor under this Contract, or assign any of its rights or obligations hereunder, without the prior written consent of DCH. Prior to hiring or entering into an agreement with any Subcontractor, any and all Subcontractors shall be approved by DCH. DCH reserves the right to inspect all subcontract agreements at any time during the Contract period. Upon request from DCH the Contractor shall provide in writing the names of all proposed or actual Subcontractors. The Contractor is solely accountable for all functions and responsibilities contemplated and required by this

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Contract, whether the Contractor performs the work directly or through a Subcontractor.

16.1.2	All contracts between the Contractor and Subcontractors must be in writing and must specify the activities and responsibilities delegated to the Subcontractor. The contracts must also include provisions for revoking delegation or imposing other sanctions if the Subcontractor’s performance is inadequate.

16.1.3	All contracts must ensure that the Contractor evaluates the prospective Subcontractor’s ability to perform the activities to be delegated; monitors the Subcontractor’s performance on an ongoing basis and subjects it to formal review according to a periodic schedule established by DCH and consistent with industry standards or State laws and regulations; and identifies deficiencies or areas for improvement and that corrective action is taken.

16.1.4	The Contractor shall give DCH immediate notice in writing by registered mail or certified mail of any action or suit filed by any Subcontractor and prompt notice of any Claim made against the Contractor by any Subcontractor or vendor that, in the opinion of Contractor, may result in litigation related in any way to this Contract.

16.1.5	All Subcontractors must fulfill the requirements of 42 CFR 438.6 as appropriate.

16.1.6	All Provider contracts shall be in compliance with the requirements and provisions as set forth in Section 4.10 of this Contract.

16.2	COST OR PRICING BY SUBCONTRACTORS

16.2.1	The Contractor shall submit, or shall require any Subcontractors hereunder to submit, cost or pricing data for any subcontract to this Contract prior to award. The Contractor shall also certify that the information submitted by the Subcontractor is, to the best of their knowledge and belief, accurate, complete and current as of the date of agreement, or the date of the negotiated price of the subcontract to the Contract or amendment to the Contract. The Contractor shall insert the substance of this Section in each subcontract hereunder.

16.2.2	If DCH determines that any price, including profit or fee negotiated in connection with this Contract, or any cost reimbursable under this Contract was increased by any significant sum because of the inaccurate cost or pricing data, then such price and cost shall be reduced accordingly and this Contract and the subcontract shall be modified in writing to reflect such reduction.

17.0	LICENSE, CERTIFICATE, PERMIT REQUIREMENT

17.1	The Contractor warrants that it is qualified to do business in the State and is not prohibited by its articles of incorporation, bylaws or the law of the State under which

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it is incorporated from performing the services under this Contract. The Contractor shall have and maintain a Certificate of Authority pursuant to O.C.G.A. §33-21, and shall obtain and maintain in good standing any Georgia-licenses, certificates and permits, whether State or federal, that are required prior to and during the performance of work under this Contract. Loss of the licenses certificates and permits, and Certificate of Authority for health maintenance organizations shall be cause for termination of the Contract pursuant to Section 22 of this Contract. In the event the Certificate of Authority, or any other license or permit is canceled, revoked, suspended or expires during the term of this Contract, the Contractor shall inform the State immediately and cease all activities under this Contract, until further instruction from DCH. The Contractor agrees to provide DCH with certified copies of all licenses, certificates and permits necessary upon request.

17.2	The Contractor shall be accredited by the National Committee for Quality Assurance (NCQA) for MCO, URAC (Health Plan accreditation), Accreditation Association for Ambulatory Health Care (AAAHC) for MCO, or Joint Commission on Accreditation of Healthcare Organizations (JCAHO) for MCO, or shall be actively seeking and working towards such accreditation. The Contractor shall provide to DCH upon request any and all documents related to achieving such accreditation and DCH shall monitor the Contractor’s progress towards accreditation. DCH may require that the Contractor achieve such accreditation by year three of this Contract.

18.0	RISK OR LOSS AND REPRESENTATIONS

18.1	DCH takes no title to any of the Contractor’s goods used in providing the services and/or Deliverables hereunder and the Contractor shall bear all risk of loss for any goods used in performing work pursuant to this Contract.

18.2	The Parties agree that DCH may reasonably rely upon the representations and certifications made by the Contractor, including those made by the Contractor in the Contractor’s response to the RFP and this Contract, without first making an independent investigation or verification.

18.3	The Parties also agree that DCH may reasonably rely upon any audit report, summary, analysis, certification, review, or work product that the Contractor produces in accordance with its duties under this Contract, without first making an independent investigation or verification.

19.0	PROHIBITION OF GRATUITIES AND LOBBYIST DISCLOSURES

19.1

The Contractor, in the performance of this Contract, shall not offer or give, directly or indirectly, to any employee or agent of the State, any gift, money or anything of value, or any promise, obligation, or contract for future reward or compensation at

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any time during the term of this Contract, and shall comply with the disclosure requirements set forth in O.C.G.A. § 45-1-6.

19.2	The Contractor also states and warrants that it has complied with all disclosure and registration requirements for vendor lobbyists as set forth in O.C.G.A. § 21-5-1, et. seq. and all other applicable law, including but not limited to registering with the State Ethics Commission. In addition, the Contractor states and warrants that no federal money has been used for any lobbying of State officials, as required under applicable federal law. For the purposes of this Contract, vendor lobbyists are those who lobby State officials on behalf of businesses that seek a contract to sell goods or services to the State or oppose such contract.

20.0	RECORDS REQUIREMENTS

20.1	GENERAL PROVISIONS

20.1.1	The Contractor agrees to maintain books, records, documents, and other evidence pertaining to the costs and expenses of this Contract to the extent and in such detail as will properly reflect all costs for which payment is made under the provisions of this Contract and/or any document that is a part of this Contract by reference or inclusion. The Contractor’s accounting procedures and practices shall conform to generally accepted accounting principles, and the costs properly applicable to the Contract shall be readily ascertainable.

20.2	RECORDS RETENTION REQUIREMENTS

20.2.1	The Contractor shall preserve and make available all of its records pertaining to the performance under this Contract for a period of seven (7) years from the date of final payment under this Contract, and for such period, if any, as is required by applicable statute or by any other section of this Contract. If the Contract is completely or partially terminated, the records relating to the work terminated shall be preserved and made available for period of seven (7) years from the date of termination or of any resulting final settlement. Records that relate to Appeals, litigation, or the settlements of Claims arising out of the performance of this Contract, or costs and expenses of any such agreements as to which exception has been taken by the State Contractor or any of his duly Authorized Representatives, shall be retained by Contractor until such Appeals, litigation, Claims or exceptions have been disposed of.

20.3	ACCESS TO RECORDS

20.3.1	The State and federal standards for audits of DCH agents, contractors, and programs are applicable to this section and are incorporated by reference into this Contract as though fully set out herein.

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20.3.2	Pursuant to the requirements of 42 CFR 434.6(a)(5) and 42 CFR 434.38, the Contractor shall make all of its books, documents, papers, Provider records, Medical Records, financial records, data, surveys and computer databases available for examination and audit by DCH, the State Attorney General, the State Health Care Fraud Control Unit, the State Department of Audits, or authorized State or federal personnel. Any records requested hereunder shall be produced immediately for on-site review or sent to the requesting authority by mail within fourteen (14) Calendar Days following a request. All records shall be provided at the sole cost and expense of the Contractor. DCH shall have unlimited rights to use, disclose, and duplicate all information and data in any way relating to this Contract in accordance with applicable State and federal laws and regulations.

20.4	MEDICAL RECORD REQUESTS

20.4.1	The Contractor shall ensure a copy of the Member’s Medical Record is made available, without charge, upon the written request of the Member or Authorized Representative within fourteen (14) Calendar Days of the receipt of the written request.

20.4.2	The Contractor shall ensure that Medical Records are furnished at no cost to a new PCP, Out-of-Network Provider or other specialist, upon Member’s request, no later than fourteen (14) Calendar Days following the written request.

21.0	CONFIDENTIALITY REQUIREMENTS

21.1	GENERAL CONFIDENTIALITY REQUIREMENTS

21.1.1

The Contractor shall treat all information, including Medical Records and any other health and Enrollment information that identifies a particular Member or that is obtained or viewed by it or through its staff and Subcontractors performance under this Contract as confidential information, consistent with the confidentiality requirements of 45 CFR parts 160 and 164. The Contractor shall not use any information so obtained in any manner, except as may be necessary for the proper discharge of its obligations. Employees or authorized Subcontractors of the Contractor who have a reasonable need to know such information for purposes of performing their duties under this Contract shall use personal or patient information, provided such employees and/or Subcontractors have first signed an appropriate non-disclosure agreement that has been approved and maintained by DCH. The Contractor shall remove any person from performance of services hereunder upon notice that DCH reasonably believes that such person has failed to comply with the confidentiality obligations of this Contract. The Contractor shall replace such removed personnel in accordance with the staffing requirements of this Contract. DCH, the Georgia Attorney General, federal officials as authorized by federal law or regulations, or the Authorized Representatives of these parties shall have access to all

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confidential information in accordance with the requirements of State and federal laws and regulations.

21.2	HIPAA COMPLIANCE

21.2.1	The Contractor shall assist DCH in its efforts to comply with the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) and its amendments, rules, procedures, and regulations. To that end, the Contractor shall cooperate and abide by any requirements mandated by HIPAA or any other applicable laws. The Contractor acknowledges that HIPAA may require the Contractor and DCH to sign a business associate agreement or other documents for compliance purposes, including but not limited to a business associate agreement. The Contractor shall cooperate with DCH on these matters and sign whatever documents may be required for HIPAA compliance and bide by their terms and conditions.

22.0	TERMINATION OF CONTRACT

22.1	GENERAL PROCEDURES

22.1.1	This Contract may terminate, or may be terminated, by DCH for any or all of the following reasons:

22.1.1.1	Default by the Contractor, upon thirty (30) Calendar Days notice;

22.1.1.2	Convenience of DCH, upon thirty (30) Calendar Days notice;

22.1.1.3	Immediately, in the event of insolvency, Contract breach, or declaration of bankruptcy by the Contractor; or

22.1.1.4	Immediately, when sufficient appropriated funds no longer exist for the payment of DCH’s obligation under this Contract.

22.2	TERMINATION BY DEFAULT

22.2.1	In the event DCH determines that the Contractor has defaulted by failing to carry out the substantive terms of this Contract or failing to meet the applicable requirements in 1932 and 1903(m) of the Social Security Act, DCH may terminate the Contract in addition to or in lieu of any other remedies set out in this Contract or available by law.

22.2.2	Prior to the termination of this Contract, DCH will:

22.2.2.1	Provide written notice of the intent to terminate at least thirty (30) Calendar Days prior to the termination date, the reason for the termination, and the time

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and place of a hearing to give the Contractor an opportunity to Appeal the determination and/or cure the default;

22.2.2.2	Provide written notice of the decision affirming or reversing the proposed termination of the Contract, and for an affirming decision, the effective date of the termination; and

22.2.2.3	For an affirming decision, give Members or the Contractor notice of the termination and information consistent with 42 CFR 438.10 on their options for receiving Medicaid services following the effective date of termination.

22.3	TERMINATION FOR CONVENIENCE

22.3.1	DCH may terminate this Contract for convenience and without cause upon thirty (30) Calendar Days written notice. Termination for convenience shall not be a breach of the Contract by DCH. The Contractor shall be entitled to receive, and shall be limited to, just and equitable compensation for any satisfactory authorized work performed as of the termination date. Availability of funds shall be determined solely by DCH.

22.4	TERMINATION FOR INSOLVENCY OR BANKRUPTCY

22.4.1	The Contractor’s insolvency, or the Contractor’s filing of a petition in bankruptcy, shall constitute grounds for termination for cause. In the event of the filing of a petition in bankruptcy the Contractor shall immediately advise DCH. If DCH reasonably determines that the Contractor’s financial condition is not sufficient to allow the Contractor to provide the services as described herein in the manner required by DCH, DCH may terminate this Contract in whole or in part, immediately or in stages. The Contractor’s financial condition shall be presumed not sufficient to allow the Contractor to provide the services described herein, in the manner required by DCH if the Contractor can not demonstrate to DCH’s satisfaction that the Contractor has risk reserves and a minimum net worth sufficient to meet the statutory standards for licensed health care plans. The Contractor shall cover continuation of services to Members for the duration of period for which payment has been made, as well as for inpatient admissions up to discharge.

22.5	TERMINATION FOR INSUFFICIENT FUNDING

22.5.1	In the event that federal and/or State funds to finance this Contract become unavailable, DCH may terminate the Contract in writing with thirty (30) Calendar Days notice to the Contractor. The Contractor shall be entitled to receive, and shall be limited to, just and equitable compensation for any satisfactory authorized work performed as of the termination date. Availability of funds shall be determined solely by DCH.

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22.6	TERMINATION PROCEDURES

22.6.1	DCH will issue a written notice of termination to the Contractor by certified mail, return receipt requested, or in person with proof of delivery. The notice of termination shall cite the provision of this Contract giving the right to terminate, the circumstances giving rise to termination, and the date on which such termination shall become effective. Termination shall be effective at 11:59 p.m. EST on the termination date.

22.6.2	Upon receipt of notice of termination or on the date specified in the notice of termination and as directed by DCH, the Contractor shall:

22.6.2.1	Stop work under the Contract on the date and to the extent specified in the notice of termination;

22.6.2.2	Place no further orders or Subcontract for materials, services, or facilities, except as may be necessary for completion of such portion of the work under the Contract as is not terminated

22.6.2.3	Terminate all orders and Subcontracts to the extent that they relate to the performance of work terminated by the notice of termination;

22.6.2.4	Assign to DCH, in the manner and to the extent directed by the Contract Administrator, all of the right, title, and interest of Contractor under the orders or subcontracts so terminated, in which case DCH will have the right, at its discretion, to settle or pay any or all Claims arising out of the termination of such orders and Subcontracts;

22.6.2.5	With the approval of the Contract Administrator, settle all outstanding liabilities and all Claims arising out of such termination or orders and subcontracts, the cost of which would be reimbursable in whole or in part, in accordance with the provisions of the Contract;

22.6.2.6	Complete the performance of such part of the work as shall not have been terminated by the notice of termination;

22.6.2.7	Take such action as may be necessary, or as the Contract Administrator may direct, for the protection and preservation of any and all property or information related to the Contract that is in the possession of Contractor and in which DCH has or may acquire an interest;

22.6.2.8	Promptly make available to DCH, or another CMO plan acting on behalf of DCH, any and all records, whether medical or financial, related to the Contractor’s activities undertaken pursuant to this Contractor. Such records shall be provided at no expense to DCH;

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22.6.2.9	Promptly supply all information necessary to DCH, or another CMO plan acting on behalf of DCH, for reimbursement of any outstanding Claims at the time of termination; and

22.6.2.10	Submit a termination plan to DCH for review and approval that includes the following terms:

22.6.2.10.1	Maintain Claims processing functions as necessary for ten (10) consecutive months in order to complete adjudication of all Claims;

22.6.2.10.2	Comply with all duties and/or obligations incurred prior to the actual termination date of the Contract, including but not limited to, the Appeal process as described in Section 4.14;

22.6.2.10.3	File all Reports concerning the Contractor’s operations during the term of the Contract in the manner described in this Contract;

22.6.2.10.4	Ensure the efficient and orderly transition of Members from coverage under this Contract to coverage under any new arrangement developed by DCH in accordance with procedures set forth in Section 4:11.4;

22.6.2.10.5	Maintain the financial requirements, and insurance set forth in this Contract until DCH provides the Contractor written notice that all continuing obligations of this Contract have been fulfilled; and

22.6.2.10.6	Submit Reports to DCH every thirty (30) Calendar Days detailing the Contractor’s progress in completing its continuing obligations under this Contract until completion.

22.6.3	Upon completion of these continuing obligations, the Contractor shall submit a final report to DCH describing how the Contractor has completed its continuing obligations. DCH will advise, within twenty (20) Calendar Days of receipt of this report, if all of the Contractor’s obligations are discharged. If DCH finds that the final report does not evidence that the Contractor has fulfilled its continuing obligations, then DCH will require the Contractor to submit a revised final report to DCH for approval.

22.7	TERMINATION CLAIMS

22.7.1

After receipt of a notice of termination, the Contractor shall submit to the Contract Administrator any termination claim in the form, and with the certification prescribed by, the Contract Administrator. Such claim shall be submitted promptly but in no event later than ten (10) months from the effective date of termination. Upon failure of the Contractor to submit its termination claim within the time allowed, the Contract Administrator may, subject to any review required by the State procedures in effect as of the date of execution of the Contract, determine, on the basis of information

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available, the amount, if any, due to the Contractor by reason of the termination and shall thereupon cause to be paid to the Contractor the amount so determined.

22.7.2	Upon receipt of notice of termination, the Contractor shall have no entitlement to receive any amount for lost revenues or anticipated profits or for expenditures associated with this Contract or any other contract. Upon termination the Contractor shall be paid in accordance with the following:

22.7.2.1	At the Contract price(s) for completed Deliverables and/or services delivered to and accepted by DCH; and/or

22.7.2.2	At a price mutually agreed upon by the Contractor and DCH for partially completed Deliverables and/or services.

22.7.3	In the event the Contractor and DCH fail to agree in whole or in part as to the amounts with respect to costs to be paid to the Contractor in connection with the total or partial termination of work pursuant to this article, DCH will determine, on the basis of information available, the amount, if any, due to the Contractor by reason of termination and shall pay to the Contractor the amount so determined.

23.0	LIQUIDATED DAMAGES

23.1	GENERAL PROVISIONS

23.1.1	In the event the Contractor fails to meet the terms, conditions, or requirements of this Contract and financial damages are difficult or impossible to ascertain exactly, the Contractor agrees that DCH may assess liquidated damages, not penalties, against the Contractor for the deficiencies. The Parties further acknowledge and agree that the specified liquidated damages are reasonable and the result of a good faith effort by the Parties to estimate the actual harm caused by the Contractor’s breach. The Contractor’s failure to meet the requirements in this Contract will be divided into four (4) categories of events.

23.1.2	Notwithstanding any sanction or liquidated damages imposed upon the Contractor other than Contract termination, the Contractor shall continue to provide all Covered Services and care management.

23.2	CATEGORY 1

23.2.1	Liquidated damages up to $100,000 per violation may be imposed for Category 1 events. For Category 1 events, the Contractor shall submit a written corrective action plan to DCH for review and approval prior to implementing the corrective action. Category 1 events will be monitored by DCH to determine compliance and shall include and constitute the following:

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23.2.1.1	Acts that discriminate among Members on the basis of their health status or need for health care services; and

23.2.1.2	Misrepresentation of actions or falsification of information furnished to CMS or the State.

23.2.1.3	Failure to implement requirements stated in the Contractor’s proposal, the RFP, this Contract, or other material failures in the Contractor’s duties.

23.3	CATEGORY 2

23.3.1	Liquidated damages up to $25,000 per violation may be imposed for the Category 2 events. For Category 2 events, the Contractor shall submit a written corrective action plan to DCH for review and approval prior to implementing the corrective action. Category 2 events will be monitored by DCH to determine compliance and include the following:

23.3.1.1	Substantial failure to provide medically necessary services that the Contractor is required to provide under law, or under this Contract, to a Member covered under this Contract;

23.3.1.2	Misrepresentation or falsification of information furnished to a Member, Potential Member, or health care Provider;

23.3.1.3	Failure to comply with the requirements for physician incentive plans, as set forth in 42 CFR 422.208 and 422.210;

23.3.1.4	Distribution directly, or indirectly, through any Agent or independent contractor, marketing materials that have not been approved by the State or that contain false or materially misleading information;

23.3.1.5	Violation of any other applicable requirements of section 1903(m) or 1932 of the Social Security Act and any implementing regulations;

23.3.1.6	Failure of the Contractor to assume full operation of its duties under this Contract in accordance with the transition timeframes specified herein;

23.3.1.7	Imposition of premiums or charges on Members that are in excess of the premiums or charges permitted under the Medicaid program (the State will deduct the amount of the overcharge and return it to the affected Member).

23.3.1.8	Failure to resolve Member Appeals and Grievances within the timeframes specified in this Contract;

23.3.1.9	Failure to ensure client confidentiality in accordance with 45 CFR 160 and 164; and

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23.3.1.10	Violation of a subcontracting requirement in the Contract.

23.4	CATEGORY 3

23.4.1	Liquidated damages up to $5,000.00 per day may be imposed for Category 3 events. For Category 3 events, a written corrective action plan may be required and corrective action must be taken. In the case of Category 3 events, if corrective action is taken within four (4) Business Days, then liquidated damages may be waived at the discretion of DCH. Category 3 events will be monitored by DCH to determine compliance and shall include the following:

23.4.1.1	Failure to submit required Reports and Deliverables in the timeframes prescribed in Section 4.18 and Section 5.7;

23.4.1.2	Submission of incorrect or deficient Deliverables or Reports as determined by DCH;

23.4.1.3	Failure to comply with the Claims processing standards as follows:

23.4.1.3.1	Failure to process and finalize to a paid or denied status ninety-seven percent (97%) of all Clean Claims within fifteen (15) Business Days during a fiscal year;

23.4.1.3.2	Failure to process and finalize to a paid or denied status ninety-nine percent (99%) of all Clean Claims within thirty (30) Business Days of receipt during a fiscal year; and

23.4.1.3.3	Failure to pay Providers interest at an eighteen percent (18%) annual rate, calculated daily for the full period during which a clean, unduplicated Claim is not adjudicated within the claims processing deadlines.

23.4.1.4	Failure to comply with the EPSDT initial health visit and screening requirements for Health Check eligibles within sixty (60) Calendar Days as described in Section 4.7.

23.4.1.5	Failure to comply with the EPSDT periodicity schedule for eighty percent (80%) of Health Check eligibles as described Section 4.7.

23.4.1.6	Failure to provide an initial visit within fourteen (14) Calendar Days for all newly enrolled women who are pregnant in accordance with Sections 4.6.9.1 and 4.8.13.4.

23.4.1.7	Failure to comply with the Notice of Proposed Action and Notice of Adverse Action requirements as described in Sections 4.14.3 and 4.14.5.

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23.4.1.8	Failure to comply with any corrective action plans as required by DCH.

23.4.1.9	Failure to seek, collect and/or report third party information as described in Section 8.4.

23.4.1.10	Failure to comply with the Contractor staffing requirements as described in Section 14.3.

23.4.1.11	Failure of Contractor to issue written notice to Members upon Provider’s notice of termination in the Contractor’s plan as described in Sections 4.8.17.3 and 4.8.17.4.

23.4.1.12	Failure to comply with federal law regarding sterilizations, hysterectomies, and abortions and as described in Section 4.6.5.

23.5	CATEGORY 4

23.5.1	Liquidated damages as specified below may be imposed for Category 4 events. Imposition of liquidated damages will not relieve the Contractor from submitting and implementing corrective action plans or corrective action as determined by DCH. Category 4 events will be monitored by DCH to determine compliance and include the following:

23.5.1.1	Failure to implement the business continuity-disaster recovery (BC-DR) plan as follows:

23.5.1.1.1	Implementation of the (BC-DR) plan exceeds the proposed time by two (2) or less Calendar Days: five thousand dollars ($5,000) per day up to day 2;

23.5.1.1.2	Implementation of the (BC-DR) plan exceeds the proposed time by more than (2) and up to five (5) Calendar Days: ten thousand dollars ($10,000) per each day beginning with Day 3 and up to Day 5;

23.5.1.1.3	Implementation of the (BC-DR) plan exceeds the proposed time by more than five (5) and up to ten (10) Calendar Days, twenty-five thousand dollars ($25,000) per day beginning with Day 6 and up to Day 10; and

23.5.1.1.4	Implementation of the (BC-DR) plan exceeds the proposed time by more than ten (10) Calendar Days: fifty thousand dollars ($50,000) per each day beginning with Day 11.

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23.5.1.2	Unscheduled System Unavailability (other than CCE and ECM functions described below) occurring during a continuous five (5) Business Day period, may be assessed as follows:

23.5.1.2.1	Greater than or equal to two (2) and less than twelve (12) hours cumulative: up to one hundred twenty-five dollars ($125) for each thirty (30) minutes or portions thereof;

23.5.1.2.2	Greater than or equal to twelve (12) and less than twenty-four (24) hours cumulative: up to two hundred fifty dollars ($250) for each thirty (30) minutes or portions thereof; and

23.5.1.2.3	Greater than or equal to twenty-four (24) hours cumulative: up to five hundred dollars ($500) for each thirty (30) minutes or portions thereof up to a maximum of twenty-five thousand dollars ($25,000) per occurrence.

23.5.1.3	Confirmation of CMO Enrollment (CCE) or Electronic Claims Management (ECM) system downtime. In any calendar week, penalties may be assessed as follows for downtime outside the State’s control of any component of the CCE and ECM systems, such as the voice response system and PC software response system:

23.5.1.3.1	Less than twelve (12) hours cumulative: up to two hundred fifty dollars ($250) for each thirty (30) minutes or portions thereof;

23.5.1.3.2	Greater than or equal to twelve (12) and less than twenty-four (24) hours cumulative: up to five hundred ($500) for each thirty (30) minutes or portions thereof; and

23.5.1.3.3	Greater than or equal to twenty-four (24) hours cumulative: up to one thousand dollars ($1,000) for each thirty (30) minutes or portions thereof up to a maximum of fifty thousand dollars ($50,000) per occurrence.

23.5.1.4	Failure to make available to the state and/or its agent readable, valid extracts of Encounter Information for a specific month within fifteen (15) Calendar Days of the close of the month: five hundred dollars ($500) per day. After fifteen (15) Calendar Days of the close of the month: two thousand dollars ($2000) per day.

23.5.1.5	Failure to correct a system problem not resulting in System Unavailability within the allowed timeframe, where failure to complete was not due to the action or inaction on the part of DCH as documented in writing by the Contractor:

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23.5.1.5.1	One (1) to fifteen (15) Calendar Days late: two hundred and fifty dollars ($250) per Calendar Day for Days 1 through 15;

23.5.1.5.2	Sixteen (16) to thirty (30) Calendar Days late: five hundred dollars ($500) per Calendar Day for Days 16 through 30; and

23.5.1.5.3	More than thirty (30) Calendar Days late: one thousand dollars ($1,000) per Calendar Day for Days 31 and beyond.

23.5.1.6	Failure to meet the Telephone Hotline performance standards:

23.5.1.6.1	$1,000.00 for each percentage point that is below the target answer rate of eighty percent (80%) in thirty (30) seconds;

23.5.1.6.2	$1,000.00 for each percentage point that is above the target of a one percent (1%) Blocked Call rate; and

23.5.1.6.3	$1,000.00 for each percentage point that is above the target of a five percent (5%) Abandoned Call rate.

23.6	OTHER REMEDIES

23.6.1	In addition other liquidated damages described above for Category 1-4 events, DCH may impose the following other remedies:

23.6.1.1	Appointment of temporary management of the Contractor as provided in 42 CFR 438.706, if DCH finds that the Contractor has repeatedly failed to meet substantive requirements in section 1903 (m) or section 1932 of the Social Security Act;

23.6.1.2	Granting Members the right to terminate Enrollment without cause and notifying the affected Members of their right to disenroll;

23.6.1.3	Suspension of all new Enrollment, including default Enrollment, after the effective date of remedies;

23.6.1.4	Suspension of payment to the Contractor for Members enrolled after the effective date of the remedies and until CMS or DCH is satisfied that the reason for imposition of the remedies no longer exists and is not likely to occur;

23.6.1.5	Termination of the Contract if the Contractor fails to carry out the substantive terms of the Contract or fails to meet the applicable requirements in 1932 and 1903(m) of the Social Security Act;

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23.6.1.6	Civil Monetary Fines in accordance with 42 CFR 438.704; and

23.6.1.7	Additional remedies allowed under State statute or State regulation that address areas of non-compliance specified in 42 CFR 438.700.

23.7	NOTICE OF REMEDIES

23.7.1	Prior to the imposition of either liquidated damages or other remedies, DCH will issue a written notice of remedies that will include the following:

23.7.1.1	A citation to the law, regulation or Contract provision that has been violated;

23.7.1.2	The remedies to be applied and the date the remedies will be imposed;

23.7.1.3	The basis for DCH’s determination that the remedies should be imposed;

23.7.1.4	Request for a corrective action plan, if applicable; and

23.7.1.5	The time frame and procedure for the Contractor to dispute DCH’s determination. A Contractor’s dispute of a liquidated damage or remedies shall not stay the effective date of the proposed liquidated damage or remedies.

24.0	INDEMNIFICATION

24.1	The Contractor hereby releases and agrees to indemnify and hold harmless DCH, the State of Georgia and its departments, agencies and instrumentalities (including the State Tort Claims Trust Fund, the State Authority Liability Trust Fund, The State Employee Broad Form Liability Funds, the State Insurance and Hazard Reserve Fund, and other self-insured funds, all such funds hereinafter collectively referred to as the “Funds”) from and against any and all claims, demands, liabilities, losses, costs or expenses, and attorneys’ fees, caused by, growing out of, or arising from this Contract, due to any act or omission on the part of the Contractor, its agents, employees, customers, invitees, licensees or others working at the direction of the Contractor or on its behalf, or due to any breach of this Contract by the Contractor, or due to the application or violation of any pertinent federal, State or local law, rule or regulation. This indemnification extends to the successors and assigns of the Contractor, and this indemnification survives the termination of the Contract and the dissolution or, to the extent allowed by the law, the bankruptcy of the Contractor.

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25.0	INSURANCE

25.1	INSURANCE OF CONTRACTOR

25.1.1	The Contractor shall, at a minimum, prior to the commencement of work, procure the insurance policies identified below at the Contractor’s own cost and expense and shall furnish DCH with proof of coverage at least in the amounts indicated. It shall be the responsibility of the Contractor to require any Subcontractor to secure the same insurance coverage as prescribed herein for the Contractor, and to obtain a certificate evidencing that such insurance is in effect. In the event that any such insurance is proposed to be reduced, terminated or cancelled for any reason, the Contractor shall Provider to DCH at least thirty (30) Calendar Days written notice. Prior to the reduction, expiration and/or cancellation of any insurance policy required hereunder, the Contractor shall secure replacement coverage upon the same terms and provisions to ensure no lapse in coverage, and shall furnish, at the request of DCH, a certificate of insurance indicating the required coverages. The Contractor shall maintain insurance coverage sufficient to insure against claims arising at any time during the term of the Contract. The provisions of this Section shall survive the expiration or termination of this Contract for any reason. In addition, the Contractor shall indemnify and hold harmless DCH and the State from any liability arising out of the Contractor’s or its Subcontractor’s untimely failure in securing adequate insurance coverage as prescribed herein:

25.1.1.1	Workers’ Compensation Insurance, the policy (ies) to insure the statutory limits established by the General Assembly of the State of Georgia. The Workers’ Compensation Policy must include Coverage B – Employer’s Liability Limits of:

25.1.1.1.1	Bodily injury by accident: five hundred thousand dollars ($500,000) each accident;

25.1.1.1.2	Bodily Injury by Disease: five hundred thousand dollars ($ 500,000) each employee; and

25.1.1.1.3	One million dollars ($ 1,000,000) policy limits.

25.1.1.2	The Contractor shall require all Subcontractors performing work under this Contract to obtain an insurance certificate showing proof of Worker’s Compensation Coverage.

25.1.1.3	The Contractor shall have commercial general liability policy (ies) as follows:

25.1.1.3.1	Combined single limits of one million dollars ($1,000,000) per person and three million dollars ($3,000,000) per occurrence;

25.1.1.3.2	On an “occurrence” basis; and

25.1.1.3.3	Liability for property damage in the amount of three million dollars ($3,000,000) including contents coverage for all records maintained pursuant to this Contract.

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26.0	PAYMENT BOND & IRREVOCABLE LETTER OF CREDIT

26.1	Within five (5) Business Days of Contract Execution, Contractor shall obtain and maintain in force and effect an irrevocable letter of credit in the amount of $15,000,000.00. On or before January 2, 2006, Contractor shall obtain and maintain in force and effect an irrevocable letter of credit in the amount representing one half of one month’s total Capitation Payment associated with the actual GCS lives in the Atlanta and Central Service Regions enrolled in Contractor’s plan. On or before July 1, 2006, Contractor shall obtain and maintain in force and effect an irrevocable letter of credit in the amount representing one half of one month’s total Capitation Payment associated with the actual GCS lives in the Atlanta, Central, East, and North Service Regions enrolled in Contractor’s plan. On or before January 2, 2007, Contractor shall obtain and maintain in force and effect an irrevocable letter of credit in the amount representing one half of one month’s total Capitation Payment associated with the actual GCS lives in all Service Regions enrolled in Contractor’s plan. Thereafter, on or before January 2 of each succeeding year, Contractor shall obtain and maintain in force and effect an irrevocable letter of credit in an amount prescribed by DCH in its sole discretion, based upon the actual GCS lives in all Service Regions enrolled in Contractor’s plan. In lieu of the irrevocable letter of credit, Contractor may furnish a guarantee, in a form and amount which is acceptable to DCH in its sole discretion.

26.2	The irrevocable letter of credit shall be redeemed by DCH if the Contractor is (1) unable to perform the terms and conditions of the Contract, or if (2) the Contractor is terminated by default or bankruptcy, or under both conditions described at one (1) and two (2).

26.3	During the Contract period, Contractor shall obtain and maintain a payment bond or guarantee from an entity licensed to do business in the State of Georgia and acceptable to DCH with sufficient financial strength and creditworthiness to assume the payment obligations of Contractor in the event of a default in payment arising from bankruptcy, insolvency, or other cause. Said bond or guarantee shall be delivered to DCH within five (5) Business Days of Contract Execution and shall be in the amount of $5,000,000.00. On or before January 2, 2006, Contractor shall deliver to DCH a bond or guarantee in the amount of one month’s total Capitation Payment, based upon the actual GCS lives enrolled in Contractor’s plan. Said bond or guarantee shall be adjusted annually to reflect the actual GCS lives enrolled in Contractor’s plan as of January 1 of each year.

27.0	COMPLIANCE WITH ALL LAWS

27.1	NON-DISCRIMINATION

27.1.1	The Contractor agrees to comply with applicable federal and State laws, rules and regulations, and the State’s policy relative to nondiscrimination in employment

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practices because of political affiliation, religion, race, color, sex, physical handicap, age, or national origin including, but not limited to, Title VI of the Civil Rights Act of 1964, as amended; Title IX of the Education Amendments of 1972 as amended; the Age Discrimination Act of 1975, as amended; Equal Employment Opportunity (45 CFR 74 Appendix A (1), Executive Order 11246 and 11375) and the Americans with Disability Act of 1993 (including but not limited to 28 C.F.R. § 35.100 et seq.). Nondiscrimination in employment practices is applicable to employees for employment, promotions, dismissal and other elements affecting employment.

27.2	DELIVERY OF SERVICE AND OTHER FEDERAL LAWS

27.2.1	The Contractor agrees that all work done as part of this Contract will comply fully with applicable administrative and other requirements established by applicable federal and State laws and regulations and guidelines, including but not limited to section 1902(a)(7) of the Social Security Act and DCH Medicaid and PeachCare for Kids Policies and Procedures manuals, and assumes responsibility for full compliance with all such applicable laws, regulations, and guidelines, and agrees to fully reimburse DCH for any loss of funds or resources or overpayment resulting from non-compliance by Contractor, its staff, agents or Subcontractors, as revealed in subsequent audits. The provisions of the Fair Labor Standards Act of 1938 (29 U.S.C. § 201 et seq.) and the rules and regulations as promulgated by the United States Department of Labor in Title XXIX of the Code of Federal Regulations are applicable to this Contract. Contractor shall agree to conform with such federal laws as affect the delivery of services under this Contract including but not limited to the Titles VI, VII, XIX, XXI of the Social Security Act, the Federal Rehabilitation Act of 1973, the Davis Bacon Act (40 U.S.C. § 276a et seq.), the Copeland Anti-Kickback Act (40 U.S.C. § 276c), the Clean Air Act (42 U.S.C. 7401 et seq.) and the Federal Water Pollution Control Act as Amended (33 U.S.C. 1251 et seq.); the Byrd Anti-Lobbying Amendment (31 U.S.C. 1352); and Debarment and Suspension (45 CFR 74 Appendix A (8) and Executive Order 12549 and 12689); the Contractor shall agree to conform to such requirements or regulations as the United States Department of Health and Human Services may issue from time to time. Authority to implement federal requirements or regulations will be given to the Contractor by DCH in the form of a Contract amendment.

27.2.2	The Contractor shall include notice of grantor agency requirements and regulations pertaining to reporting and patient rights under any contracts involving research, developmental, experimental or demonstration work with respect to any discovery or invention which arises or is developed in the course of or under such contract, and of grantor agency requirements and regulations pertaining to copyrights and rights in data.

27.2.3	The Contractor shall recognize mandatory standards and policies relating to energy efficiency which are contained in the State energy conservation plan issues in compliance with the Energy Policy and Conservation Act (Pub. L. 94-165).

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27.3	COST OF COMPLIANCE WITH APPLICABLE LAWS

27.3.1	The Contractor agrees that it will bear any and all costs (including but not limited to attorneys’ fees, accounting fees, research costs, or consultant costs) related to, arising from, or caused by compliance with any and all laws, such as but not limited to federal and State statutes, case law, precedent, regulations, policies, and procedures. In the event of a disagreement on this matter, DCH’s determination on this matter shall be conclusive and not subject to Appeal.

27.4	GENERAL COMPLIANCE

27.4.1	Additionally, the Contractor agrees to comply and abide by all laws, rules, regulations, statutes, policies, or procedures that may govern the Contract, the Deliverables in the Contract, or either party’s responsibilities. To the extent that applicable laws, rules, regulations, statutes, policies, or procedures require the Contractor to take action or inaction, any costs, expenses, or fees associated with that action or inaction shall be borne and paid by the Contractor solely.

28.0	CONFLICT RESOLUTION

28.1	Any dispute concerning a question of fact or obligation related to or arising from this Contract that is not disposed of by mutual agreement shall be decided by the Contract Administrator who shall reduce his or her decision to writing and mail or otherwise furnish a copy to the Contractor. The written decision of the Contract Administrator shall be final and conclusive, unless the Contractor mails or otherwise furnishes a written Appeal to the Commissioner of DCH within ten (10) Calendar Days from the date of receipt of such decision. The decision of the Commissioner or his duly Authorized Representative for the determination of such Appeal shall be final and conclusive. In connection with any Appeal proceeding under this provision, the Contractor shall be afforded an opportunity to be heard and to offer evidence in support of its Appeal. Pending a final decision of a dispute hereunder, the Contractor shall proceed diligently with the performance of the Contract.

29.0	CONFLICT OF INTEREST AND CONTRACTOR INDEPENDENCE

29.1	No official or employee of the State of Georgia or the federal government who exercises any functions or responsibilities in the review or approval of the undertaking or carrying out of the GHF program shall, prior to the completion of the project, voluntarily acquire any personal interest, direct or indirect, in this Contract or the proposed Contract.

29.2

The Contractor covenants that it presently has no interest and shall not acquire any interest, direct or indirect, that would conflict in any material manner or degree with, or have a material adverse effect on the performance of its services hereunder. The

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Contractor further covenants that in the performance of the Contract no person having any such interest shall be employed.

29.3	All of the parties hereby certify that the provisions of O.C.G.A. §45-10-20 through §45-10-28, which prohibit and regulate certain transactions between State officials and employees and the State of Georgia, have not been violated and will not be violated in any respect throughout the term.

29.4	In addition, it shall be the responsibility of the Contractor to maintain independence and to establish necessary policies and procedures to assist the Contractor in determining if the actual Contractors performing work under this Contract have any impairments to their independence. To that end, the Contractor shall submit a written plan to DCH within five (5) Business Days of Contract Award in which it outlines its Impartiality and Independence Policies and Procedures relating to how it monitors and enforces Contractor and Subcontractor impartiality and independence. The Contractor further agrees to take all necessary actions to eliminate threats to impartiality and independence, including but not limited to reassigning, removing, or terminating Contractors or Subcontractors.

30.0	NOTICE

30.1	All notices under this Contract shall be deemed duly given upon delivery, if delivered by hand, or three (3) Calendar Days after posting, if sent by registered or certified mail, return receipt requested, to a party hereto at the addresses set forth below or to such other address as a party may designate by notice pursuant hereto.

For DCH:

Contract Administration:

Kathy Driggers

Georgia Department of Community Health

2 Peachtree Street, NW - 35th Floor

Atlanta, GA 30303-3159

(404) 657-7793 – Phone

(404) 656-5537 – Fax

e-mail address: kdriggers@dch.state.ga.us

Project Leader:

Kathy Driggers

Georgia Department of Community Health

2 Peachtree Street, NW - 37th Floor

Atlanta, GA 30303-3159

(404) 657-7793 – Phone

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(404) 656-5537 – Fax

e-mail address: kdriggers@dch.state.ga.us

For Contractor:

Peach State Health Plan, Inc.

Daniel R Paquin

2484 Briarciff Suite 24

Atlanta GA 30329

(404) 812-0386

(404) - Fax 812-0391

e-mail address dpaquin@centene.com

30.2	It shall be the responsibility of the Contractor to inform the Contract Administrator of any change in address in writing no later than five (5) Business Days after the change.

31.0	MISCELLANEOUS

31.1	CHOICE OF LAW OR VENUE

31.1.1	This Contract shall be governed in all respects by the laws of the State of Georgia. Any lawsuit or other action brought against DCH or the State based upon or arising from this Contract shall be brought in a court or other forum of competent jurisdiction in Fulton County in the State of Georgia.

31.2	ATTORNEY’S FEES

31.2.1	In the event that either party deems it necessary to take legal action to enforce any provision of this Contract, and in the event DCH prevails, the Contractor agrees to pay all expenses of such action including reasonable attorney’s fees and costs at all stages of litigation as awarded by the court, a lawful tribunal, hearing officer or administrative law judge. If the Contractor prevails in any such action, the court or hearing officer, at its discretion, may award costs and reasonable attorney’s fees to the Contractor. The term legal action shall be deemed to include administrative proceedings of all kinds, as well as all actions at law or equity.

31.3	SURVIVABILITY

31.3.1	The terms, provisions, representations and warranties contained in this Contract shall survive the delivery or provision of all services or Deliverables hereunder.

31.4	DRUG-FREE WORKPLACE

31.4.1

The Contractor shall certify to DCH that a drug-free workplace shall be provided for the Contractor’s employees during the performance of this Contract as required by the “Drug-Free Workplace Act”, O.C.G.A. § 50-24-1, et seq. and applicable federal law.

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The Contractor will secure from any Subcontractor hired to work in a drug-free workplace such similar certification. Any false certification by the Contractor or violation of such certification, or failure to carry out the requirements set forth in the code, may result in the Contractor being suspended, terminated or debarred from the performance of this Contract.

31.5	CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT AND OTHER MATTERS

31.5.1	The Contractor certifies that it is not presently debarred, suspended, proposed for debarment or declared ineligible for award of contracts by any federal or State agency.

31.6	WAIVER

31.6.1	The waiver by DCH of any breach of any provision contained in this Contract shall not be deemed to be a waiver of such provision on any subsequent breach of the same or any other provision contained in this Contract and shall not establish a course of performance between the parties contradictory to the terms hereof.

31.7	FORCE MAJEURE

31.7.1	Neither party to this Contract shall be responsible for delays or failures in performance resulting from acts beyond the control of such party. Such acts shall include, but not be limited to, acts of God, strikes, riots, lockouts, acts of war, epidemics, fire, earthquakes, or other disasters.

31.8	BINDING

31.8.1	This Contract and all of its terms, conditions, requirements, and amendments shall be binding on DCH and the Contractor and their respective successors and permitted assigns.

31.9	TIME IS OF THE ESSENCE

31.9.1	Time is of the essence in this Contract. Any reference to “Days” shall be deemed Calendar Days unless otherwise specifically stated.

31.10	AUTHORITY

31.10.1

DCH has full power and authority to enter into this Contract, and the person acting on behalf of and signing for the Contractor has full authority to enter into this Contract, and the person signing on behalf of the Contractor has been properly authorized and empowered to enter into this Contract on behalf of the Contractor and to bind the Contractor to the terms of this Contract. Each party further acknowledges that it has

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had the opportunity to consult with and/or retain legal counsel of its choice, read this Contract, understands this Contract, and agrees to be bound by it.

31.11	ETHICS IN PUBLIC CONTRACTING

31.11.1	The Contractor understands, states, and certifies that it made its proposal to the RFP without collusion or fraud and that it did not offer or receive any kickbacks or other inducements from any other Contractor, supplier, manufacturer, or Subcontractor in connection with its proposal to the RFP.

31.12	CONTRACT LANGUAGE INTERPRETATION

31.12.1	The Contractor and DCH agree that in the event of a disagreement regarding, arising out of, or related to, Contract language interpretation, DCH’s interpretation of the Contract language in dispute shall control and govern. DCH’s interpretation of the Contract language in dispute shall not be subject to Appeal under any circumstance.

31.13	ASSESSMENT OF FEES

31.13.1	The Contractor and DCH agree that DCH may elect to deduct any assessed fees from payments due or owing to the Contractor or direct the Contractor to make payment directly to DCH for any and all assessed fees. The choice is solely and strictly DCH’s choice.

31.14	COOPERATION WITH OTHER CONTRACTORS

31.14.1	In the event that DCH has entered into, or enters into, agreements with other contractors for additional work related to the services rendered hereunder, the Contractor agrees to cooperate fully with such other contractors. The Contractor shall not commit any act that will interfere with the performance of work by any other contractor.

31.14.2	Additionally, if DCH eventually awards this Contract to another contractor, the Contractor agrees that it will not engage in any behavior or inaction that prevents or hinders the work related to the services contracted for in this Contract. In fact, the Contractor agrees to submit a written turn-over plan and/or transition plan to DCH within thirty (30) Days of receiving the Department’s intent to terminate letter. The Parties agree that the Contractor has not successfully met this obligation until the Department accepts its turn-over plan and/or transition plan.

31.14.3	The Contractor’s failure to cooperate and comply with this provision, shall be sufficient grounds for DCH to halt all payments due or owing to the Contractor until it becomes compliant with this or any other contract provision. DCH’s determination on the matter shall be conclusive and not subject to Appeal.

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31.15	SECTION TITLES NOT CONTROLLING

31.15.1	The Section titles used in this Contract are for reference purposes only and shall not be deemed a part of this Contract.

31.16	LIMITATION OF LIABILITY/EXCEPTIONS

31.16.1	Nothing in this Contract shall limit the Contractor’s indemnification liability or civil liability arising from, based on, or related to claims brought by DCH or any third party or any claims brought against DCH or the State by a third party or the Contractor.

31.17	COOPERATION WITH AUDITS

31.17.1	The Contractor agrees to assist and cooperate with the Department in any and all matters and activities related to or arising out of any audit or review, whether federal, private, or internal in nature, at no cost to the Department.

31.17.2	The parties also agree that the Contractor shall be solely responsible for any costs it incurs for any audit related inquiries or matters. Moreover, the Contractor may not charge or collect any fees or compensation from DCH for any matter, activity, or inquiry related to, arising out of, or based on an audit or review.

31.18	HOMELAND SECURITY CONSIDERATIONS

31.18.1	The Contractor shall perform the services to be provided under this Contract entirely within the boundaries of the United States. Also, the Contractor will not hire any individual to perform any services under this Contract if that individual is required to have a work visa approved by the U.S. Department of Homeland Security and such individual has not met this requirement.

31.18.2	If the Contractor performs services, or uses services, in violation of the foregoing paragraph, the Contractor shall be in material breach of this Contract and shall be liable to the Department for any costs, fees, damages, claims, or expenses it may incur. Additionally, the Contractor shall be required to hold harmless and indemnify DCH pursuant to the indemnification provisions of this Contract.

31.18.3	The prohibitions in this Section shall also apply to any and all agents and Subcontractors used by the Contractor to perform any services under this Contract.

31.19	PROHIBITED AFFILIATIONS WITH INDIVIDUALS DEBARRED AND SUSPENDED

31.19.1

The Contractor shall not knowingly have a relationship with an individual, or an affiliate of an individual, who is debarred, suspended, or otherwise excluded from participating in procurement activities under the Federal Acquisition Regulation or

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from participating in non-procurement activities under regulations issued under Executive Order No. 12549 or under guidelines implementing Executive Order No. 12549. For the purposes of this Section, a “relationship” is described as follows:

31.19.1.1	A director, officer or partner of the Contractor;

31.19.1.2	A person with beneficial ownership of five percent (5%) or more of the Contractor entity; and

31.19.1.3	A person with an employment, consulting or other arrangement with the Contractor’s obligations under its Contract with the State.

31.20	OWNERSHIP AND FINANCIAL DISCLOSURE

31.20.1	The Contractor shall disclose financial statements for each person or corporation with an ownership or control interest of five percent (5%) or more in the Contractor’s entity for the prior twelve (12) month period. For the purposes of this Section, a person or corporation with an ownership or control interest shall mean a person or corporation:

31.20.1.1	That owns directly or indirectly five percent (5%) or more of the Contractor’s capital or stock or received five percent (5%) or more of its profits;

31.20.1.2	That has an interest in any mortgage, deed of trust, note, or other obligation secured in whole or in part by the Contractor or by its property or assets, and that interest is equal to or exceeds five percent (5%) of the total property and assets of the Contractor; and

31.20.1.3	That is an officer or director of the Contractor (if it is organized as a corporation) or is a partner in the Contractor’s organization (if it is organized as a partnership).

32.0	AMENDMENT IN WRITING

32.1	No amendment, waiver, termination or discharge of this Contract, or any of the terms or provisions hereof, shall be binding upon either party unless confirmed in writing. None of the Solicitation Documents may be modified or amended, except by writing executed by both parties. Additionally, CMS approval may be required before any such amendment is effective. DCH will determine, in its sole discretion, when such CMS approval is required. Any agreement of the parties to amend, modify, eliminate or otherwise change any part of this Contract shall not affect any other part of this Contract, and the remainder of this Contract shall continue to be of full force and effect as set out herein.

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33.0	CONTRACT ASSIGNMENT

33.1	Contractor shall not assign this Contract, in whole or in part, without the prior written consent of DCH, and any attempted assignment not in accordance herewith shall be null and void and of no force or effect.

34.0	SEVERABILITY

34.1	Any section, subsection, paragraph, term, condition, provision, or other part of this Contract that is judged, held, found or declared to be voidable, void, invalid, illegal or otherwise not fully enforceable shall not affect any other part of this Contract, and the remainder of this Contract shall continue to be of full force and effect as set out herein.

35.0	COMPLIANCE WITH AUDITING AND REPORTING REQUIREMENTS FOR NONPROFIT ORGANIZATIONS (O.C.G.A. § 50-20-1 ET SEQ.)

35.1	The Contractor agrees to comply at all times with the provisions of the Federal Single Audit Act (hereinafter called the Act) as amended from time to time, all applicable implementing regulations, including but not limited to any disclosure requirements imposed upon non-profit organizations by the Georgia Department of Audits as a result of the Act, and to make complete restitution to DCH of any payments found to be improper under the provisions of the Act by the Georgia Department of Audits, the Georgia Attorney General’s Office or any of their respective employees, agents, or assigns.

36.0	ENTIRE AGREEMENT

36.1	This Contract constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior negotiations, representations or contracts. No written or oral agreements, representatives, statements, negotiations, understandings, or discussions that are not set out, referenced, or specifically incorporated in this Contract shall in any way be binding or of effect between the parties.

(Signatures on following page)

WRITTEN CONSENT OF THE BOARD OF DIRECTORS OF PEACH STATE

HEALTH PLAN, INC. TO THE ADOPTION OF CERTAIN ACTIONS AND

RESOLUTIONS IN LIEU OF MEETING

The undersigned, being all the members of the Board of Directors of Peach State Health Plan, Inc., a Georgia for-profit health maintenance organization wherein the “CORPORATION”, by written consent pursuant to the Georgia Business Cap Code Section 14-2-821, due hereby adopt as of this 13th day of July, 2005. the following actions and resolutions:

ACCEPTANCE OF DCH CONTRACT

RESOLVED, that the “CONTRACT” entitled “Georgia Department of Community Health and Peach State for Provision of Services to Georgia Healthy Families, Contract Number 0653” by and between the Department of Community Health of the State of Georgia and the CORPORATION is hereby accepted;

FURTHER RESOLVED, that the Vice-President of the CORPORATION, Daniel R Paquin, is authorized to execute the CONTRACT on behalf of the CORPORATION.

In Witness whereof, the undersigned Directors have executed this written consent of directors in lieu of meeting on this 13th day of July, 2005.

/s/ DANIEL R. PAQUIN
Daniel R. Paquin
Vice President

/s/ KAREY L. WITTY
Karey L. Witty
Treasurer

/S/ GWELDA SWILLEY-BURKE
Gwelda Swilley-Burke
Secretary

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SIGNATURE PAGE

IN WITNESS WHEREOF, the parties state and affirm that they are duly authorized to bind the respected entities designated below as of the day and year indicated.

GEORGIA DEPARTMENT OF COMMUNITY HEALTH

/S/ TIM BURGESS	7/18/05
Tim Burgess, Commissioner	Date

DOAS STATE PURCHASING REPRESENTATIVE

/S/ ANNE MAIZE	7/18/05
Anne Maize	Date

CONTRACTOR NAME

By:	/S/ DANIEL R PAQUIN	7/15/2005
	Signature	Date

Daniel R Paquin
Print/Type Name

Executive Administrator
Title	AFFIX CORPORATE SEAL HERE
(Corporations without a seal, attach a Certificate of Corporate Resolution)

ATTEST:	/s/ Illegible
** SIGNATURE

TITLE

*	Must be President, Vice President, CEO or other authorized officer

**	Must be Corporate Secretary

Secretary of State Corporations Division 315 West Tower #2 Martin Luther King, Jr. Dr. Atlanta, Georgia 30334-1530	CONTROL NUMBER EFFECTIVE DATE JURISDICTION REFERENCE PRINT DATE FORM NUMBER	: 0547424 : 06/15/2005 : FULTON : 0077 : 07/13/2005 : 302
TROUTMAN SANDERS LLP MARTIN M. WILSON STE 5200, 600 PEACHTREE ST., NE ATLANTA, GA 303082216

CERTIFICATE OF INCORPORATION

I, Cathy Cox, the Secretary of State and Corporations Commissioner of the State of Georgia, do hereby certify under the seal of my office that

PEACH STATE HEALTH PLAN, INC.

ATLANTA, GA

has been duly incorporated under the laws of the State of Georgia on the effective date stated above by the filing of articles of incorporation in the Office of the Secretary of State and by obtaining the approval of the Office of the Commissioner of Insurance pursuant to Title 33 of the Official Code of Georgia Annotated.

WITNESS my hand and official seal in the City of Atlanta and the State of Georgia on the date set forth above.

/S/ CATHY COX
Cathy Cox
Secretary of State

APPLICATION FOR CHARTER FOR

PEACH STATE HEALTH PLAN, INC.

The undersigned applicants respectfully submit this Application for Charter for Peach State Health Plan, Inc. pursuant to O.C.G.A. §§ 33-14-4, 33-21-2, and other applicable laws of the State of Georgia and show the following:

1.

The name of the Corporation is PEACH STATE HEALTH PLAN, INC.

(the “Corporation”).

2.

The Corporation shall have perpetual duration.

3.

The incorporators, whose names and addresses are listed below, are as follows:

1.	Dan Paquin
7711 Carondelet, Suite 800
St. Louis, MO 63105

2.	Brent Layton
4230 Lovingwood Trail
Powder Springs, GA 30127

3.	Brenda Williams
934 Carlisle Road
Stone Mountain, GA 30083

4.	Gwelda Swilley Burke
4729 Outlook Way
Marietta, GA 30066

5.	Scott Garrett
2230 Eagle Nest Bluff
Lawrenceville, GA 30044

4.

All of the incorporators are over twenty-one (21) years of age and are of good moral character. No incorporator has been convicted of a crime involving moral turpitude.

5.

Four of the incorporators are citizens of this State and all are citizens of the United States.

6.

The Corporation is formed to transact the following kinds of insurance: health maintenance organization, accident and sickness, and such additional kinds of insurance as the Corporation may be authorized to transact in accordance with the requirements of O.C.G.A. Title 33.

7.

The purpose of the Corporation is pecuniary gain and profit, and the general nature of the business to be transacted shall be insurance. The Corporation shall be empowered to engage in any form or any type of business for any lawful purpose or purposes not specifically prohibited to corporations for profit under the laws of the State of Georgia and not otherwise prohibited by O.C.G.A. Title 33; and to have all the rights, powers, privileges and immunities which are now or hereafter may be allowed to like corporations under the laws of the State of Georgia.

8.

The total number of shares of stock which the Corporation shall be authorized to issue is 5,000,000 shares of $1.00 (one dollar) par value capital stock, all of which shall be designated “Common Stock.” The minimum capitalization of the Corporation shall be $3,000,000, with at least $1,500,000 of paid in capital and $1,500,000 of unrestricted surplus. The shares of Common Stock of the Corporation shall not be subject to assessment.

9.

The initial Board of Directors, which shall serve for a term not longer than one year, shall consist of three (3) directors, one (1) of whom is a resident of this State and all of whom are citizens of the United States. Such directors shall serve until the next annual meeting of shareholders and until their successors are elected and qualified, or until their resignation or removal, whichever is earlier. The names and addresses of the initial directors are as follows:

Dan Paquin 7711 Carondelet, Suite 800 St. Louis, MO 63105	Karey L. Witty 7711 Carondelet, Suite 800 St. Louis, MO 63105

Gwelda Swilley Burke

4729 Outlook Way

Marietta, GA 30066

10.

After the expiration of the initial term of the directors, the Board shall consist of not less than three (3) nor more than twelve (12) directors, as fixed by resolution of the Board of Directors or shareholders in accordance with applicable law and the Bylaws of the Corporation.

11.

The incorporators have not subscribed for the purchase of shares of Common Stock of the Corporation.

12.

The Corporation may incur indebtedness without limitation, other than those limitations provided for by O.C.G.A. Title 33 or applicable provisions of law.

13.

The officers of the Corporation shall be a President, a Vice President, a Secretary, a Treasurer, and such numbers of other officers as may be fixed by the by-laws of the Corporation. The initial term of officers shall be not longer than one year. Such officers shall be elected by the Board and shall serve until the next annual meeting of the Board of Directors and until their successors are duly elected and qualified or until their resignation or removal from office, whichever is earlier. The initial officers of the Corporation are as follows:

1.	Michael F. Neidorff 7711 Carondelet, Suite 800 St. Louis, MO 63105	President

2.	Dan Paquin 7711 Carondelet, Suite 800 St. Louis, MO 63105	Vice President

3.	Gwelda Swilley Burke 4729 Outlook Way Marietta, GA 30066	Secretary

4.	Karey L. Witty 7711 Carondelet, Suite 800 St. Louis, MO 63105	Treasurer

14.

The initial home office and principal place of business of the Corporation shall be located at 2581 Piedmont Road, Suite A 400, Atlanta, Fulton County, Georgia 30324,

The initial registered office of the Corporation shall be: 600 Peachtree St., Suite 5200, Atlanta, Fulton County, Georgia 30308-2216. The initial registered agent of the Corporation at such address is Martin M. Wilson.

15.

No director of the Corporation shall be liable to the Corporation or its shareholders for monetary damages for any action taken, or any failure to take any action as a director; provided, however, that to the extent required by applicable law, this paragraph shall not eliminate or limit the liability of a director (i) for any appropriation, in violation of his duties, of any business opportunity of the Corporation, (ii) for acts or omissions which involve intentional misconduct or a knowing violation of law, (iii) for the types of liability set forth in O.C.G.A. Section 14-2-832, or (iv) for any transaction from which the director derived an improper personal benefit. If applicable law is amended to authorize corporate action further eliminating or limiting the liability of directors, then the liability of each director of the Corporation shall be eliminated or limited to the fullest extent permitted by applicable law, as amended. Neither the amendment or repeal of this paragraph, nor the adoption of any provision of this charter inconsistent with this paragraph, shall eliminate or reduce the effect of this paragraph in respect of any acts or omissions occurring prior to such amendment, repeal or adoption of an inconsistent provision.

16.

In accordance with the provisions of O.C.G.A. § 33-14-16 and other applicable provisions of law, the Corporation is authorized to issue any or all of its policies with or without participation in profits, savings, or unabsorbed portions of premiums, to classify policies issued on a participating or non-participating basis, and to determine the right to participate and the extent of participation of any class or classes of policies.

IN WITNESS WHEREOF, the undersigned incorporators have executed this Application for Charter for Peach State Health Plan, Inc. on the 27th day of February 2004.

[SIGNATURES ON NEXT PAGE]

/S/ DAN PAQUIN
Dan Paquin

/S/ BRENT LAYTON
Brent Layton

/S/ BRENDA WILLIAMS
Brenda Williams

/S/ GWELDA SWILLEY BURKE
Gwelda Swilley Burke

/S/ SCOTT GARRETT
Scott Garrett

IN THE PROBATE COURT FOR FULTON COUNTY

STATE OF GEORGIA

In Re: Certification of Publication	)
of Charter for Peach State Health	)
Plan, Inc.	)

CERTIFICATE OF PUBLICATION

I, Pinkie Toomer, Probate Judge of Fulton County, Georgia, do hereby certify that the Application for Charter for Peach State Health Plan, Inc., a copy of which is attached hereto marked as Exhibit “A” and by reference made a part hereof, has been published once a week for four weeks in the official organ of Fulton County, Georgia wherein are published the legal advertisements of said County, to wit: the Fulton County Daily Report, publication dates being October 8, 15, 22, and 29, 2004.

IN WITNESS WHEREOF, I have hereby set my hand and seal this 5th day of November, 2004.

/S/ PINKIE TOOMER
Honorable Pinkie Toomer
Judge of the Probate Court
Fulton County, Georgia

Prepared by:

Martin M. Wilson

Georgia Bar No. 768862

Troutman Sanders LLP

600 Peachtree Street, N.E., Suite 5200

Atlanta, GA 30308-2216

404-885-3338

OFFICE OF

INSURANCE AND SAFETY FIRE COMMISSIONER

JOHN W. OXENDINE COMMISSIONER OF INSURANCE SAFETY FIRE COMMISSIONER INDUSTRIAL LOAN COMMISSIONER COMPTROLLER GENERAL	SEVENTH FLOOR, WEST TO FLOYD BUILDING 2 MARTIN LUTHER KING, JR., ATLANTA, GEORGIA 3033 (404) 656-2056 TDD# (404) 65 www.gainsurance.org

June 15, 2005

Honorable Cathy Cox

Secretary of State

214 State Capitol

Atlanta, Georgia 30334

Re:	Peach State Health Plan, Inc.

Fulton County, Georgia

Application for Charter

Dear Secretary Cox:

I am enclosing a Certificate approving the proposed application for charter for Peach State Health Plan, Inc. This application will allow for the company (1) to be formed as a stock insurer under Georgia law and (2) accident and sickness insurance as a Health Maintenance Organization in the State of Georgia.

With warmest personal regards, I remain

Sincerely,

/S/ JOHN W. OXENDINE
John W. Oxendine
Commissioner of Insurance

THE OFFICE OF INSURANCE AND SAFETY FIRE COMMISSIONER DOES NOT DISCRIMINATE ON THE BASIS OF RACE, COLOR, NATIONAL ORIGIN SEX, RELIGION, AGE OR DISIBILITY IN EMPLOYMENT OR THE PROVISION OF PROGRAMS OR SERVICES

OFFICE OF

INSURANCE AND SAFETY FIRE COMMISSIONER

JOHN W. OXENDINE COMMISSIONER OF INSURANCE SAFETY FIRE COMMISSIONER INDUSTRIAL LOAN COMMISSIONER COMPTROLLER GENERAL	CERTIFICATE APPROVING APPLICATION FOR CHARTER PEACH STATE HEALTH PLAN, INC.	SEVENTH FLOOR, WEST TO FLOYD BUILDING 2 MARTIN LUTHER KING, JR., ATLANTA, GEORGIA 3033 (404) 656-2056 TDD# (404) 65 www.gainsurance.org

I, John W. Oxendine, Commissioner of Insurance of the State of Georgia, certify that I have examined the Application for Charter of PEACH STATE HEALTH PLAN, INC. This filing is made pursuant to O.C.G.A. § 33-14-5. This Application was filed in this Office and the publication certified by Pinkie T. Toomer of the Probate Court of Fulton, Georgia, on November 5, 2004.

Based upon my examination of the Application, I conclude that this proposed Application, if granted, will enable PEACH STATE HEALTH PLAN, INC., to comply with the applicable laws of the State of Georgia. Said Application is, therefore, hereby approved.

Given under my Hand and Seal of Office this 15th day of June, 2005.

/S/ JOHN W. OXENDINE
John W. Oxendine
Insurance and Safety Fire Commissioner
State of Georgia

THE OFFICE OF INSURANCE AND SAFETY FIRE COMMISSIONER DOES NOT DISCRIMINATE ON THE BASIS OF RACE, COLOR, NATIONAL ORIGIN SEX, RELIGION, AGE OR DISIBILITY IN EMPLOYMENT OR THE PROVISION OF PROGRAMS OR SERVICES

Publication Date: 10/29/04 Invoice # : 900 Account #: 070195-00035

PUBLISHER’S AFFIDAVIT

STATE OF GEORGIA

COUNTY OF FULTON

Re: Peach State Health Plan

Before me, the undersigned, a Notary Public, this day personally came Julia Jackson who, being duly sworn, according to law, says she is an agent of the American Lawyer Media, L.P. publishers of the Daily Report, the official newspaper published in Atlanta, Ga, in said county and state, and that the publication, of which the annexed is a true copy, was published in said newspaper as provided by law on the following dates:

10/08/04, 10/15/04, 10/22/04, 10/29/04

/S/ JULIA JACKSON
Julia Jackson

Subscribed and sworn to before me this 10/29/04.

/S/ KAWEEMAH NELSON
Notary Public

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ADDENDUM TO CONTRACT No. 0653

Notwithstanding any provision of the Contractor’s proposal to the contrary, the Contractor shall use distance/mileage criteria for Auto-Assignment of Members to a PCP.

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ATTACHMENT A

DRUG FREE WORKPLACE CERTIFICATE

U.S. DEPARTMENT OF HEALTH AND HUMAN SERVICES (HHS)

CERTIFICATION REGARDING DRUG-FREE WORKPLACE

REQUIREMENTS

GRANTEES OTHER THAN INDIVIDUALS

By signing and/or submitting this application or grant agreement, the grantee is providing the certification set out below.

This certification is required by regulations implementing the Drug-Free Workplace Act of 1988, 45 CFR Part 76, Subpart F. The regulations, published in the January 31,1989 Federal Register, require certification by grantees that they will maintain a drug-free workplace. The certification set out below is a material representation of fact upon which reliance will be placed when HHS makes a determination regarding the award of the grant. False certification or violation of the certification shall be grounds for suspension of payments, suspension or termination of grants, or government-wide suspension or debarment.

The grantee certifies that it will provide a drug-free workplace by:

1.	Publishing a statement notifying employees that the unlawful manufacture, distribution, dispensing, possession or use of a controlled substance is prohibited in the grantee’s workplace and specifying the actions that will be taken against employees for violation of such prohibition;

2.	Establishing a drug-free awareness program to inform employees about:

a)	The dangers of drug abuse in the workplace;

b)	The grantee’s policy of maintaining a drug-free workplace;

c)	Any available drug counseling, rehabilitation, and employee assistance programs; and

d)	The penalties that may be imposed upon employees for drug abuse violations occurring in the workplace;

3.	Making it a requirement that each employee who will be engaged in the performance of the grant be given a copy of the statement required by paragraph 1;

4.	Notifying the employee in the statement required by paragraph 1 that, as a Condition of employment under the grant, the employee will:

a)	Abide by the terms of the statement; and

b)	Notify the employer of any criminal drug statute conviction for a violation occurring in the workplace no later than five Days after such conviction;

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5.	Notifying the agency within ten Days after receiving notice under subparagraph 4. b) from an employee or otherwise receiving actual notice of such conviction;

6.	Taking one of the following actions, within 30 Days of receiving notice under subparagraph 4. b), with respect to any employee who is so convicted;

a)	Taking appropriate personnel action against such an employee, up to and including termination; or

b)	Requiring such employee to participate satisfactorily in a drug abuse assistance or rehabilitation program approved for such purposes by a federal, State, or local health, law enforcement, or other appropriate agency;

7.	Making a good faith effort to continue to maintain a drug-free workplace through implementation of paragraphs 1, 2, 3, 4, 5, and 6.

Peach State Health Plan, Inc.
Contractor

/s/ Illegible	7/15/2005
Signature	Date

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ATTACHMENT B

CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED

DEBARMENT, AND OTHER RESPONSIBILITY MATTERS

Federal Acquisition Regulation 52.209-5, Certification Regarding Debarment, Suspension, Proposed Debarment, and Other Responsibility Matters (March 1996)

(a)	(1) The Contractor certifies, to the best of its knowledge and belief, that—

(i)	The Contractor and/or any of its Principals—

A.	Are ☐ are not ☒ presently debarred, suspended, proposed for debarment, or declared ineligible for award of Contracts by any Federal agency;

B.	Have ☐ have not ☒ within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of Fraud or criminal offense in connection with obtaining, attempting to obtain, or performing a public (federal, State, or local) Contract or subcontract; violation of federal or State antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, evasion, or receiving stolen property; and

C.	Are ☐ are not ☒ presently indicted for, or otherwise criminally or civilly charged by a governmental entity with commission of any of the offenses enumerated in subdivision (a)(1)(i)(B) of this provision.

(ii)	The Contractor has ☐ has not ☒ within a three-year period preceding this offer, had one or more Contracts terminated for default by any federal agency.

(2)	“Principals,” for purposes of this certification, means officers, directors, owners, partners, and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager, plant manager, head of a subsidiary, division, or business segment; and similar positions).

This certification concerns a matter within the jurisdiction of an Agency of the United States and the making of a false, fictitious, or Fraudulent certification may render the maker subject to prosecution under 18 U.S.C. § 1001.

(b)	The Contractor shall provide immediate written notice to the Contracting Officer if, at any time prior to Contract Award, the Contractor learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

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(c)	A certification that if any of the items in paragraph (a) of this provision exist will not necessarily result in Withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Contractor’s responsibility. Failure of the Contractor to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Contractor non- responsible.

(d)	Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Contractor is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

(e)	The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Contractor knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the Contract resulting from this solicitation for default.

Contractor:

By:	Peach State Health Plan, Inc.

	/S/ DANIEL R. PAQUIN	7/15/2005
	Signature	Date

Daniel R. Paquin, Executive Administrator
Name and Title

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ATTACHMENT C

GEORGIA DEPARTMENT OF COMMUNITY HEALTH

NONPROFIT ORGANIZATION DISCLOSURE FORM

Notice to all DCH Contractors: Pursuant to Georgia law, nonprofit organizations that receive funds from a State organization must comply with audit requirements as specified in O.C.G.A. § 50-20-1 et seq. (hereinafter “the Act”) to ensure appropriate use of public funds. “Nonprofit Organization” means any corporation, trust, association, cooperative, or other organization that is operated primarily for scientific, educational, service, charitable, or similar purposes in the public interest; is not organized primarily for profit; and uses its net proceeds to maintain, improve or expand its operations. The term nonprofit organization includes nonprofit institutions of higher education and hospitals. For financial reporting purposes, guidelines issued by the American Institute of Certified Public Accountants should be followed in determining nonprofit status.

The Department of Community Health (DCH) must report Contracts with nonprofit organizations to the Department of Audits and must ensure compliance with the other requirements of the Act. Prior to execution of any Contract, the potential Contractor shall complete this form disclosing its corporate status to DCH. This form must be returned, along with proof of corporate status, to: Elvina Calland, Director, Contract and Procurement Administration, Georgia Department of Community Health, 35th Floor, 2 Peachtree Street, N.W., Atlanta, Georgia 30303-3159.

Acceptable proof of corporate status includes, but is not limited to, the following documentation:

•	Financial statements for the previous year;

•	Employee list;

•	Employee salaries;

•	Employees’ reimbursable expenses; and

•	Corrective action plans.

Entities that meet the definition of nonprofit organization provided above and are subject the requirements of the Act will be contacted by DCH for further information.

COMPANY NAME: Peach State Health Plan, Inc.

ADDRESS: 2484 Briarcliff Road Suite 24

         Atlanta, GA 30329

PHONE: 404-812-0386            FAX: 404-812-0391

CORPORATE STATUS: (check one)    For Profit ☒            Non-Profit ☐

I, the undersigned duly Authorized Representative of Peach State Health Plan, Inc. do hereby attest that the above information is true and correct to the best of my knowledge.

/s/ Illegible	7/15/2005
Signature	Date

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ATTACHMENT D

STATE OF GEORGIA

THE GEORGIA DEPARTMENT OF COMMUNITY HEALTH

2 PEACHTREE STREET, N.W.

ATLANTA, GEORGIA 30303-3159

CONFIDENTIALITY STATEMENT

FOR SAFEGUARDING INFORMATION

I, the undersigned, understand, and by my signature agree to comply with Federal and State requirements (References: 42 CFR 431.300 – 431.306. Chapter 350-5 of Rules of Georgia Department of Community Health) regarding the safeguarding of Medicaid information in my possession, including but not limited to information which is electronically obtained from the Medicaid Management Information System (MMIS) while performing Contractual services with the Department of Community Health, its Agents or Contractors.

Individual’s Name: (typed or printed): Daniel R Paquin

Signature:	/s/ Illegible	Date:	7/15/2005

Telephone No.: 404-812-0386

Company or Agency Name and Address:	Peach State Health Plan, Inc. 2484 Briarcliff Road Suite 24 Atlanta, GA 30329

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ATTACHMENT E

BUSINESS ASSOCIATE AGREEMENT

This Business Associate Agreement (hereinafter referred to as “Agreement”), effective this 15 day of July, 2005 is made and entered into by and between the Georgia Department of Community Health (hereinafter referred to as “DCH”) and Peach State Health Plan, Inc. (hereinafter referred to as “Contractor”) as Amendment No.                      to Contract No. 0653 between DCH and Contractor dated July 15, 2005 (“Contract”).

WHEREAS, DCH is required by the Health Insurance Portability and Accountability Act of 1996, Public Law 104-191 (“HIPAA”), to enter into a Business Associate Agreement with certain entities that provide functions, activities, or services involving the use of Protected Health Information (“PHI”);

WHEREAS, Contractor, under Contract No. 0653 (hereinafter referred to as “Contract”), may provide functions, activities, or services involving the use of PHI;

NOW, THEREFORE, for and in consideration of the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DCH and Contractor (each individually a “Party” and collectively the “Parties”) hereby agree as follows:

1.	Terms used, but not otherwise defined, in this Agreement shall have the same meaning as those terms in the Privacy Rule, published as the Standards for Privacy of Individually Identifiable Health Information in 45 CFR Parts 160 and 164 (“Privacy Rule”):

2.	Except as limited in this Agreement, Contractor may use or disclose PHI only to extent necessary to meet its responsibilities as set forth in the Contract provided that such use or disclosure would not violate the Privacy Rule if done by DCH.

3.	Unless otherwise required by Law, Contractor agrees:

A.	That it will not request, create, receive, use or disclose PHI other than as permitted or required by this Agreement or as required by law.

B.	To establish, maintain and use appropriate safeguards to prevent use or disclosure of the PHI other than as provided for by this Agreement.

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C.	To mitigate, to the extent practicable, any harmful effect that is known to Contractor of a use or disclosure of PHI by Contractor in violation of the requirements of this Agreement.

D.	That its Agents or Subcontractors are subject to the same obligations that apply to Contractor under this Agreement and Contractor agrees to ensure that its Agents or Subcontractors comply with the Conditions, restrictions, prohibitions and other limitations regarding the request for, creation, receipt, use or disclosure of PHI, that are applicable to Contractor under this Agreement.

E.	To report to DCH any use or disclosure of PHI that is not provided for by this Agreement of which it becomes aware. Contractor agrees to make such report to DCH in writing in such form as DCH may require within twenty-four (24) hours after Contractor becomes aware.

F.	To make any amendment(s) to PHI in a Designated Record Set that DCH directs or agrees to pursuant to 45 CFR 164.526 at the request of DCH or an Individual, within five (5) Business Days after request of DCH or of the Individual. Contractor also agrees to provide DCH with written confirmation of the amendment in such format and within such time as DCH may require.

G.	To provide access to PHI in a Designated Record Set, to DCH upon request, within five (5) Business Days after such request, or, as directed by DCH, to an Individual Contractor also agrees to provide DCH with written confirmation that access has been granted in such format and within such time as DCH may require.

H.	To give DCH, the Secretary of the U.S. Department of Health and Human Services (the “Secretary”) or their designees access to Contractor’s books and records and policies, practices or procedures relating to the use and disclosure of PHI for or on behalf of DCH within five (5) Business Days after DCH, the Secretary or their designees request such access or otherwise as DCH, the Secretary or their designees may require. Contractor also agrees to make such information available for review, inspection and copying by DCH, the Secretary or their designees during normal business hours at the location or locations where such information is maintained or to otherwise provide such information to DCH, the Secretary or their designees in such form, format or manner as DCH, the Secretary or their designees may require.

I.	To document all disclosures of PHI and information related to such disclosures as would be required for DCH to respond to a request by an Individual or by the Secretary for an accounting of disclosures of PHI in accordance with the requirements of the Privacy Rule.

J.	To provide to DCH or to an Individual, information collected in accordance with Section 3. I. of this Agreement, above, to permit DCH to respond to a request by an Individual for an accounting of disclosures of PHI as provided in the Privacy Rule.

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4.	Unless otherwise required by Law, DCH agrees:

That it will notify Contractor of any new limitation in DCH’s Notice of Privacy Practices in accordance with the provisions of the Privacy Rule if, and to the extent that, DCH determines in the exercise of its sole discretion that such limitation will affect Contractor’s use or disclosure of PHI.

That it will notify Contractor of any change in, or revocation of, permission by an Individual for DCH to use or disclose PHI to the extent that DCH determines in the exercise of its sole discretion that such change or revocation will affect Contractor’s use or disclosure of PHI.

That it will notify Contractor of any restriction regarding its use or disclosure of PHI that DCH has agreed to in accordance with the Privacy Rule if, and to the extent that, DCH determines in the exercise of its sole discretion that such restriction will affect Contractor’s use or disclosure of PHI.

5.	The Term of this Agreement shall be effective as of July 15, 2005, and shall terminate when all of the PHI provided by DCH to Contractor, or created or received by Contractor on behalf of DCH, is destroyed or returned to DCH, or, if it is infeasible to return or destroy PHI, protections are extended to such information, in accordance with the termination provisions in this Section.

A.	Termination for Cause. Upon DCH’s knowledge of a material breach by Contractor, DCH will either:

(1)	Provide an opportunity for Contractor to cure the breach or end the violation, and terminate this Agreement if Contractor does not cure the breach or end the violation within the time specified by DCH;

(2)	Immediately terminate this Agreement if Contractor has breached a material term of this Agreement and cure is not possible; or

(3)	If neither termination nor cure is feasible, DCH will report the violation to the Secretary.

B.	Effect of Termination.

Except as provided in paragraph (A.) (2) of this Section, upon termination of this Agreement, for any reason, Contractor shall return or destroy all PHI received from DCH, or created or received by Contractor on behalf of DCH. This provision shall apply to PHI that is in the possession of Subcontractors or Agents of Contractor. Neither Contractor nor its Agents nor Subcontractors shall retain copies of the PHI.

(1)	In the event that Contractor determines that returning or destroying the PHI is not feasible, Contractor shall send DCH detailed written notice of the specific

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reasons why it believes such return or destruction not feasible and the factual basis for such determination, including the existence of any Conditions or circumstances which make such return or disclosure infeasible. If DCH determines, in the exercise of its sole discretion, that the return or destruction of such PHI is not feasible, Contractor agrees that it will limit its further use or disclosure of PHI only to those purposes DCH may, in the exercise of its sole discretion, deem to be in the public interest or necessary for the protection of such PHI, and will take such additional action as DCH may require for the protection of patient privacy or the safeguarding, security and protection of such PHI.

(2)	If neither termination nor cure is feasible, DCH will report the violation to the Secretary.

(3)	Section 5. B. of this Agreement, regarding the effect of termination or expiration, shall survive the termination of this Agreement.

C.	Conflicting Termination Provisions.

In the event of conflicting termination provisions or requirements, with respect to PHI, the termination provisions of Section 5 in this Business Associate Agreement shall control and supercede and control those in the underlying Contract.

6.	Interpretation. Any ambiguity in this Agreement shall be resolved to permit DCH to comply with applicable Medicaid laws, rules and regulations, and the Privacy Rule, and any rules, regulations, requirements, rulings, interpretations, procedures or other actions related thereto that are promulgated, issued or taken by or on behalf of the Secretary; provided that applicable Medicaid laws, rules and regulations and the laws of the State of Georgia shall supercede the Privacy Rule if, and to the extent that, they impose additional requirements, have requirements that are more stringent than or have been interpreted to provide greater protection of patient privacy or the security or safeguarding of PHI than those of HIPAA and its Privacy Rule.

7.	All other terms and Conditions contained in the Contract and any amendment thereto, not amended by this Amendment, shall remain in full force and effect.

Signatures on following page

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SIGNATURE PAGE

Individual’s Name: (typed or printed): Daniel R Paquin

* Signature:	/S/ DANIEL R PAQUIN	Date: 7/15/2005

Title:	Executive Administrator

Telephone No.: 404-812-0386		Fax No.	414-812-0391

Company or Agency Name and Address:		Peach State Health Plan, Inc. 2484 Briarcliff Road, Suite 24 Atlanta, GA 30329

*	Must be President, Vice President, CEO or other authorized officer

**	Must be Corporate Secretary

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ATTACHMENT F

VENDOR LOBBYLIST DISCLOSURE AND REGISTRATION

CERTIFICATION FORM

Pursuant to Executive Order Number 10.01.03.01 (the “Order”), which was signed by Governor Sonny Perdue on October 1, 2003, Contractors with the State are required to complete this form. The Order requires “Vendor Lobbyists,” defined as those who lobby State officials on behalf of businesses that seek a Contract to sell goods or services to the State or those who oppose such a Contract, to certify that they have registered with the State Ethics Commission and filed the disclosures required by Article 4 of Chapter 5 of Title 21 of the Official Code of Georgia Annotated. Consequently, every vendor desiring to enter into a Contract with the State must complete this certification form. False, incomplete, or untimely registration, disclosure, or certification shall be grounds for termination of the award and Contract and may cause recoupment or refund actions against Contractor.

In order to be in compliance with Executive Order Number 10.01.03.01, please complete this Certification Form by designating only one of the following:

☐	Contractor does not have any lobbyist employed, retained, or affiliated with the Contractor who is seeking or opposing Contracts for it or its clients. Consequently, Contractor has not registered anyone with the State Ethics Commission as required by Executive Order Number 10.01.03.01 and any of its related rules, regulations, policies, or laws.

☒	Contractor does have lobbyist(s) employed, retained, or affiliated with the Contractor who are seeking or opposing Contracts for it or its clients. The lobbyists are:

Jay Morgan

Brenda A. Williams

Contractor states, represents, warrants, and certifies that it has registered the above named lobbyists with the State Ethics Commission as required by Executive Order Number 10.01.03.01 and any of its related rules, regulations, policies, or laws.

Signatures on the following page

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SIGNATURE PAGE

Peach State Health Plan, Inc.	7/15/2005
Contractor	Date

/S/ DANIEL R PAQUIN	Executive Administrator
Signature	Title of Signatory

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ATTACHMENT G

PAYMENT BOND AND

IRREVOCABLE LETTER OF CREDIT

Signatures on the following page

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SIGNATURE PAGE

Signed and sealed this 15 day of July 2005 in the presence of:

Seal
	Witness	Contractor

Title

Seal
	Witness	Surety

By:

Title

COUNTERSIGNED

By:

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ATTACHMENT H

CAPITATION PAYMENT

On the Following Page

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ATTACHMENT H

Attachment H is a table displaying the contracted rates by rate cell for each contracted region. These rates will be the basis for calculating capitation payments in each contracted Region.

Contracted Rates by Region

CMO NAME	Peach State
Rate Category	Atlanta	Central
LIM/RSM/Refugee
0 - 2 Months Male & Female	$1,104.24	$1,103.50
3 - 11 Months Male & Female	$177.85	$207.41
1 - 5 Years Male & Female	$106.42	$115.05
6 - 13 Years Male & Female	$101.41	$105.43
14 - 20 Years Female	$166.58	$163.17
14 - 20 Years Male	$116.04	$100.47
21 - 44 Years Female	$227.50	$257.47
21 - 44 Years Male	$255.65	$280.71
45+ Years Female	$388.74	$467.06
45+ Years Male	$515.63	$556.30
PeachCare
0 - 2 Months Male & Female	$181.55	$187.38
3 - 11 Months Male & Female	$181.55	$187.38
1 - 5 Years Male & Female	$109.87	$124.44
6 - 13 Years Male & Female	$131.20	$135.94
14 - 20 Years Female	$156.06	$163.26
14 - 20 Years Male	$144.31	$139.60
Female Services
Breast and Cervical Cancer	$1,756.82	$1,606.62

Maternity and Delivery Services	Unit Cost	Unit Cost
Kick Payment	$5,796.63	$5,759.46

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ATTACHMENT I

NOTICE OF YOUR RIGHT TO A HEARING

You have the right to a hearing about this decision. To have a hearing, you must ask for one in writing. You should send a copy of the attached letter in thirty (30) Days or less from the date that the notice of action is mailed to this address:

Department of Community Health

Legal Services Section

Division of Medical Assistance

Two Peachtree Street, NW-40th Floor

Atlanta, Georgia 30303-3159

If you want to keep your services, you must send a written request for a hearing before the date that your services change.

The Office of State Administrative Hearings will notify you of the time, place and date of your hearing. An Administrative Law Judge will hold the hearing. In the hearing, you may speak for yourself or let a friend or family member speak for you. You also may ask a lawyer to help you. You may be able to get legal help at no cost. If you want a lawyer to help you, you may call one of these numbers:

1. Georgia Legal Services Program 1-800-498-9469 (Statewide legal services, EXCEPT for the counties served by Atlanta Legal Aid)	2. Georgia Advocacy Office 1-800-537-2329 (Statewide advocacy for persons with disabilities or mental illness)

3. Atlanta Legal Aid 404-377-0701 (Dekalb/Gwinnett Counties) 770-528-2565 (Cobb County) 404-524-5811 (Fulton County) 404-669-0233 (So. Fulton/Clayton County)	4. State Ombudsman Office 1-888-454-5826 (Nursing Home or Personal Care Home)

You may also ask for free mediation services by calling 404-657-2806. Mediation is another way to solve problems without a hearing. If you cannot solve the problem with mediation, you still have the right to a hearing.

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ATTACHMENT J

MAP OF SERVICE REGIONS/LIST OF COUNTIES BY SERVICE REGIONS

Atlanta	Central	East	North	SE	SW
Barrow Bartow Butts Carroll Cherokee Clayton Cobb Coweta DeKalb Douglas Fayette Forsyth Fulton Gwinnett Haralson Henry Jasper Newton Paulding Pickens Rockdale Spalding Walton

Baldwin

Bibb

Bleckley

Chattahoochee

Crawford

Crisp

Dodge

Dooly

Harris

Heard

Houston

Jones

Lamar

Laurens

Macon

Marion

Meriwether

Monroe

Muscogee

Peach

Pike

Pulaski

Talbot

Taylor

Telfair

Treutlen

Troup

Twiggs

Upson

Wheeler

Wilcox

Wilkinson

Johnson

Burke Columbia Emanuel Glascock Greene Hancock Jefferson Jenkins Lincoln McDuffie Putnam Richmond Screven Taliaferro Warren Washington Wilkes

Banks

Catoosa

Chattooga

Clarke

Dade

Dawson

Elbert

Fannin

Floyd

Franklin

Gilmer

Gordon

Habersham

Hall

Hart

Jackson

Lumpkin

Madison

Morgan

Murray

Oconee

Oglethorpe

Polk

Rabun

Stephens

Towns

Union

Walker

White

Whitfield

Appling Bacon Brantley Bryan Bulloch Camden Candler Charlton Chatham Effingham Evans Glynn Jeff Davis Liberty Long Mclntosh Montgomery Pierce Tattnall Toombs Ware Wayne

Atkinson

Baker

Ben Hill

Berrien

Brooks

Calhoun

Clay

Clinch

Coffee

Colquitt

Cook

Decatur

Dougherty

Early

Echols

Grady

Irwin

Lanier

Lee

Lowndes

Miller

Mitchell

Quitman

Randolph

Seminole

Schley

Stewart

Sumter

Terrell

Thomas

Tift

Turner

Webster

Worth

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ATTACHMENT K

APPLICABLE CO-PAYMENTS

Children under age twenty-one (21), pregnant women, nursing facility residents and Hospice care Members are exempted from co-payments.

There are no co-payments for family planning services and for emergency services except as defined below.

Services can not be denied to anyone based on the inability to pay these co-payments.

Service	Additional Exceptions	Co-Pay Amount
Ambulatory Surgical Centers		A $3 co-payment to be deducted from the surgical procedure code billed. In the case of multiple surgical procedures, only one $3 amount will be deducted per date of service.

FQHC/RHCs		A $2 co-payment on all FQHC and RHC.

Outpatient		A $3 member co-payment is required on all non-emergency outpatient hospital visits

Inpatient	Members who are admitted from an emergency department or following the receipt of urgent care or are transferred from a different hospital, from a skilled nursing facility, or from another health facility are exempted from the inpatient co-payment.	A co-payment of $12.50 will be imposed on hospital inpatient services

Emergency Department		A $6 co-payment will be imposed if the Condition is not an Emergency Medical Condition

Oral Maxiofacial Surgery		A $2 Member co-payment will be imposed on all evaluation and management procedure codes (99201 – 99499) billed by oral surgeons.

Prescription Drugs		Drug Cost: <$10.01 $10.01-$25.00 $25.01-$50.00 >$50.01	Co-pay Amount $.50 $1.00 $2.00 $3.00

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ATTACHMENT L

INFORMATION MANAGEMENT AND SYSTEMS

Georgia Cares Program (GCS) Program

Care Management Organization (CMO) Contract

Attachment L.1: Data and Document Management Requirements by Major Information Type

In order to meet programmatic, reporting and management requirements, CMO systems will serve as either a) the authoritative host of key data and documents or b) the host of valid, replicated data and documents from other systems. The following table lays out the requirements for managing (capturing, storing and maintaining) data and documents for the major information types and subtypes associated with the aforementioned programmatic, reporting and management requirements:

L.1.1 Member Data and Related Documents

Subtype ID	Subtype Name/Description	Role of CMO System	Data Management Requirements
1.1	Unique member identifier (UMI)	Authoritative host; retain relationship to Fiscal Agent-assigned member identifier	The UMI should span member’s lifetime and should serve as an index to obtain member-specific information across multiple sub systems/databases of a single CMO

1.2	Fiscal Agent-assigned member identifier	Receive original record and updates from Fiscal Agent	Retain relationship to UMI

1.3	Member enrollment and enrollment status changes in Contractor’s CMO	Receive original record and updates from DCH and/or its agent	The CMO shall retain in its “live” systems the most recent 7-year history (or less if member dies within 7-year period) of enrollment status changes, including multiple re-enrollments and disenrollments of the same member, indexed by and linked to the member’s UMI and Fiscal Agent-assigned member identifier.

1.3	Member demographic profile	Reconcile as needed to data kept by DCH and/or its agent	Includes family relationships, age, sex, pregnancy and incarceration flags, standardized address linked to GCS service region and standard location codes (zip code, municipality, county, etc.)

1.5	Member financial, insurance and employment profile	TPL: exchange data with DCH and/or its agent. Other: reconcile as needed to data kept by DCH and/or its agent	Includes TPL data that may need to be provided to multiple CMOs and may include capitation rate cell to which the Member is associated

1.6	Member assignments to PCP and, if applicable, to CMO sub programs/”plan options”	Authoritative host

Special Considerations:

1.1 CMO system(s) shall conform to HIPAA-driven standards for individual and employer identification that are currently under development within 120 days of the standard’s effective date or, if earlier, the date stipulated by CMS.

L.1.2 Provider Data and Related Documents

Subtype ID	Subtype Name/Description	Role of CMO System	Data Management Requirements
2.1	Unique provider identifier (UPI)	Authoritative host; retain relationship to Fiscal Agent-assigned Provider ID	The UPI will meet the requirements of the National Provider ID (NPI) standards of HIPAA and will retain relationships to existing GA IDs. NPI requirements include identifying providers using the NPI and/or utilizing standards consistent with NPI and HIPAA requirements that identify a unique number for a provider. Also, maintain an on-line cross-reference of all old provider #s to new provider #s and historical information linked to the NPI.

2.2	Provider CMO affiliation	Authoritative host	The CMO will retain a 7-year history (or less if member dies within 7-year period) of enrollment status changes, including multiple re-enrollments and disenrollments of the same provider; indexed by and linked to the provider’s UPI.

2.3	Contractor-Provider agreement document	Authoritative host	Signed; indexed by and linked to the provider’s UPI.

2.4	Provider location(s)	Reconcile as needed to data kept by DCH and/or its agent	Include location codes that enable map and GIS based renderings of network coverage and capacity by provider type and geographic area. Include standardized office/practice address (es).

2.5	Provider credentialing Information	Authoritative host for non-mandated Providers (year 1) - receive original record and updates from Fiscal Agent; Authoritative host for all Providers thereafter	At a minimum: licensure status, board eligibility/certification. Includes indexed images of applicable documents.

2.6	Provider specialties, affiliation and relation to other provider Information	Authoritative host; reconcile as needed to data kept by DCH and/or its agent	Specialties for which s/he is certified, professional affiliations, group/practice associations, hospital admitting privileges. Includes indexed images of applicable documents.

2.7	Provider descriptive	Authoritative host for non-mandated Providers (year 1) - receive original record and updates from Fiscal Agent; Authoritative host for all Providers thereafter	Race, sex, languages spoken by him/her and staff, education and training

L.1.2 Provider Data and Related Documents (cont.)

Subtype ID	Subtype Name/Description	Role of CMO System	Data Management Requirements
2.8	Provider medical and service profile	Authoritative host; reconcile as needed to data kept by DCH and/or its agent	Member assessments, reported incidents, malpractice cases, etc. Includes indexed images of applicable documents.

2.9	Provider financial	Authoritative host; reconcile as needed to data kept by DCH and/or its agent	At a minimum: FEINs/tax IDs, 1099s. Includes indexed images of applicable documents.

L.1.3 Service-Specific Utilization and Financial (“Encounter”) Data and Related Documents

Data to be extracted from claims management systems and other sources as needed.

Subtype ID	Subtype Name/Description	Role of CMO System	Data Management Requirements
3.1	Claim data including subsequent claim adjustment	Authoritative host; provide to State and/or its agent following format and procedure in Attachment L5.	Capture data elements per applicable standard format/layout to be adopted by all CMOs (UB-92, CMS-1500, ADA, NCPDP). Capture EPSDT flags where applicable; all claim adjustments shall be logically linked to the original claim (parent/child data relationship). Contractor shall retain up to seven (7) years of Claims history per Member (less if Member dies within 7-year period).

3.2	Encounter data from sub-capitated provider	Authoritative host; provide to State and/or its agent following format and procedure in Attachment L5.	Encounter data from sub-capitated provider shall be equivalent (in terms of fields captured per record) to data obtained from claim submissions (ref. 3.1). Contractor shall retain up to seven (7) years of history of this type of Encounter data per Member (less if Member dies within 7-year period).

Special Considerations:

3.1 CMO systems will flag all services related to Federal EPSDT requirements, including diagnostic and treatment services resulting from an EPSDT screening service, for the purposes of consolidated EPSDT activity reporting (e.g. CMS form 416) and other management applications.

L.1.4 Utilization Management and Care Coordination Data and Related Documents

Subtype ID	Subtype Name/Description	Role of CMO System	Data Management Requirements
4.1	In-network specialist referrals	Authoritative host	7-year history (or less if member dies within 7-year period) of all medical management transactions by member. Capture and retain link/logical relationship to subsequent claim(s).

4.2	In-network authorizations	Authoritative host	7-year history (or less if member dies within 7-year period) of all medical management transactions by member. Capture and retain link/logical relationship to subsequent claim(s).

4.3	Out-of-network service referrals and authorizations	Authoritative host	7-year history (or less if member dies within 7-year period) of all medical management transactions by member. Capture and retain link/logical relationship to subsequent claim(s).

4.4	“Transition” service authorizations	Receive original record from DCH and/or its agent	Service authorizations issued by DCH and/or its agent during period prior to enrollment in CMO. Retain history of all of these authorizations. Capture and retain link/logical relationship to subsequent claim(s).

L.1.5 Health Status, Clinical and Outcomes Data and Related Documents

Subtype ID	Subtype Name/Description	Role of CMO System	Data Management Requirements

5.1	Focused studies	Authoritative host	Unique ID per study; codify results for summarization and analysis based on scheme TBD.

5.2	Member (clinical) safety – reported incidents/occurrences	Authoritative host	Unique ID per reported incident/occurrence; codify for summarization and analysis based on scheme TBD.

L.1.6 Member Inquiry Data and Related Documents

Subtype ID	Subtype Name/Description	Role of CMO System	Data Management Requirements
6.1	Inquiry data (electronic or paper-based submission)	Authoritative host	Retain relationship to UMI; content of fields in online or paper-based forms codified for summarization and analysis according to CMO-specific scheme.

6.2	Inquiry processing status changes	Authoritative host	Maintain 7-year history (or less if member dies within 7-year period) of inquiry processing, the Contractor staff that have participated in addressing the inquiry and/or interacted with Member, date/time of interactions and any intermediate status changes or updates. Status of inquiry to be codified for summarization and analysis according to CMO-specific scheme.

6.3	Inquiry resolution	Authoritative host	Includes date of resolution; codify for summarization and analysis according to CMO-specific scheme.

6.4	Inquiry forms (paper-based submission)	Authoritative host	Retain relationship to UMI

L.1.7 Provider Inquiry Data and Related Documents

Subtype ID	Subtype Name/Description	Role of CMO System	Data Management Requirements
7.1	Inquiry data (electronic or paper-based submission)	Authoritative host	Retain relationship to UPI; content of fields in online or paper-based forms codified for summarization and analysis according to CMO-specific scheme.

7.2	Inquiry processing status changes	Authoritative host	Maintain 7-year history (or less if Provider dies within 7-year period) of inquiry processing, the Contractor staff that have participated in addressing the inquiry and/or interacted with Provider, date/time of interactions and any intermediate status changes or updates. Status of inquiry to be codified for summarization and analysis according to CMO-specific scheme.

7.3	Inquiry resolution	Authoritative host	Includes date of resolution; codify for summarization and analysis according to CMO-specific scheme.

7.4	Inquiry forms (paper-based submission)	Authoritative host	Retain relationship to UPI

L.1.8 Member Grievance and Appeal Data and Related Documents

Subtype ID	Subtype Name/Description	Role of CMO System	Data Management Requirements
8.1	Unique grievance/appeal ID	Authoritative host	Scheme must not conflict or overlap with scheme used by Fiscal Agent

8.2	Grievance and appeal data including categorization - type/subtype (electronic or paper-based submission)	Authoritative host	Retain relationship to UMI; content of fields in online or paper-based forms codified for summarization and analysis according to scheme TBD.

8.3	Grievance and appeal processing status changes	Authoritative host	Maintain 7-year history (or less if Member dies within 7-year period) of transaction processing, the Contractor staff that have participated in addressing the issue(s) and/or interacted with Member, date/time of interactions and any intermediate status changes or updates. Status of grievance/appeal to be codified for summarization and analysis according to CMO-specific scheme.

8.4	Grievance and appeal resolution	Authoritative host	Includes date of resolution; codify for summarization and analysis according to CMO-specific scheme.

8.5	Grievance and appeal forms (paper-based submission)	Authoritative host	Retain relationship to UMI

L.1.9 Provider Complaint Data and Related Documents

Subtype ID	Subtype Name/Description	Role of CMO System	Data Management Requirements
9.1	Unique complaint ID	Authoritative host	Scheme must not conflict or overlap with scheme used by Fiscal Agent

9.2	Complaint data including categorization - type/subtype (electronic or paper-based submission)	Authoritative host	Content of fields in online or paper-based forms codified for summarization and analysis according to scheme TBD.

9.3	Complaint processing status changes	Authoritative host	Maintain 7-year history (or less if Provider dies within 7-year period) of transaction processing, the Contractor staff that have participated in addressing the issue(s) and/or interacted with Provider, date/time of interactions and any intermediate status changes or updates. Status of complaint to be codified for summarization and analysis according to CMO-specific scheme.

9.4	Complaint resolution	Authoritative host	Includes date of resolution; codify for summarization and analysis according to CMO-specific scheme.

9.5	Complaint forms (paper-based submission)	Authoritative host	Retain relationship to UPI

L.1.10 Member and Provider Feedback Data and Related Documents

Results of satisfaction surveys and other studies and/or research vehicles.

Subtype ID	Subtype Name/Description	Role of CMO System	Data Management Requirements
10.1	Survey/study ID	Authoritative host	Maintain 7-year history of feedback obtained from surveys, studies, etc.

10.2	Survey/study question	Authoritative host	Retain relationship to survey/study ID

10.3	Survey/study response	Authoritative host	Where applicable, retain relationship to UMI/UPI. Codify as needed for summarization and analysis according to CMO-specific scheme.

L.1.11 Financial Data and Related Documents

Subtype ID	Subtype Name/Description	Role of CMO System	Data Management Requirements
11.1	Financial transaction	Authoritative host	Adhere where applicable to Generally Accepted Accounting Principles (GAAP). All financial transaction data as captured must also conform to State and Federal auditing standards and guidelines.

11.2	Medical loss ratio (MLR) and related	Authoritative host	Tie back to MLR requirement in contract

L.1.12 Claims Management and Related Financial Data and Related Documents

Subtype ID	Subtype Name/Description	Role of CMO System	Data Management Requirements
12.1	Unique claim ID (UCI)	Authoritative host	UCI scheme must not conflict or overlap with scheme used by Fiscal Agent

12.2	Claims processing and status	Authoritative host	Includes longitudinal record of claim’s date/time stamped multiple status changes (submitted, received, pended, denied, reopened, adjudicated, final settled, etc.) during its life.

12.3	Claims payments (all: initial, interim, final)	Authoritative host	Discrete, date/time stamped payments

12.4	Cost avoidance and post payment recovery	Authoritative host	Tie to individual claims (roll up as needed)

Special Considerations:

12.1 Contractor systems shall distinctly track payments made to FQHCs and RHCs.

12.2 Contractor systems shall track claims incurred but not paid by Member and capitation rate cell.

12.3 Contractor systems shall retain a 7-year history of changes in procedure pricing (basis for claims payments); where procedure pricing is tied to a particular provider, provider group or provider type, the appropriate linkages to these will be retained as well.

L.1.13	Program Integrity and Compliance Data and Related Documents

Subtype ID	Subtype Name/Description	Role of CMO System	Data Management Requirements
13.1	Investigation ID	Authoritative host; reconcile as needed to data held by DCH and/or its agent	Refers to internal investigations; Where applicable, tie back to specific claim(s), provider(s), member(s)

13.2	Investigation type	Authoritative host	Codify as needed for summarization and analysis according to scheme TBD.

13.3	Investigation attributes	Authoritative host	Source of complaint; alleged persons or entities involved; nature of complaint (narrative); approximate dollars involved; etc. Codify as needed for summarization and analysis according to scheme TBD.

13.4	Investigation progress and status changes	Authoritative host	Codify as needed for summarization and analysis according to CMO-specific scheme.

13.5	Investigation resolution	Authoritative host	Includes corrective actions taken and, where applicable, referral to DCH. Codify as needed for summarization and analysis according to scheme TBD.

L.1.14	System Availability and Performance Data and Related Documents

Subtype ID	Subtype Name/Description	Role of CMO System	Data Management Requirements
14.1	Recorded/monitored response time by System/system function	Authoritative host	Based on statistically valid sampling methodology that covers appropriate # of users by user class. By system function (e.g. highlight ECM and CCE) if possible.

14.2	Reported unavailability events by System/system function	Authoritative host	Captured in IT service management system. Reconcile to data captured in 14.1. By system function if possible. Includes resolution and correction actions taken where applicable.

14.3	Business continuity-disaster recovery test results	Authoritative host	By system function where applicable. Includes resolution and correction actions taken where applicable.

14.4	System user interactions with SHD	Authoritative host	Capture and provide based on SHD performance measures laid out in Section 4.17.8

14.5	System change management activity	Authoritative host	Includes, where applicable, referral to DCH for review and approval

L.1.15	System Activity Data and Related Documents

Subtype ID	Subtype Name/Description	Role of CMO System	Data Management Requirements
15.1	Call center metrics	Authoritative host	Maintain 1-year daily history of Hourly totals: call volume; e-mail volume Hourly averages: call length; hold time; call abandonment rate

15.2	Web site hits (non-interactive components)	Authoritative host	Maintain 1-year daily history of hourly hits

15.3	Web portal logins (interactive components/system functions)	Authoritative host	Maintain 1-year daily history of hourly logins and access to system functions (not only submitted transactions but every instance where the associated function is accessed) if possible

L.1.16	Information Security Data and Related Documents

Subtype ID	Subtype Name/Description	Role of CMO System	Data Management Requirements
16.1	System access security event	Authoritative host	Includes reports or identification of security breaches associated with System access. Capture by system function and/or data element/document type where applicable. Identify source/cause of breach and corrective actions taken where applicable. Tag as HIPAA-related violation when applicable.

16.2	Physical security event	Authoritative host	Includes reports or identification of security breaches associated with unauthorized access to specific facilities and access to documents within that facility. Capture by location and/or data element/document type where applicable. Identify source/cause of breach and corrective actions taken where applicable. Tag as HIPAA-related violation when applicable.

Special Considerations:

16.1 When applicable Contractor systems shall retain Federally or State mandated forms/reports/documents associated with these events.

L.1.17	System Management Data and Related Documents

Subtype ID	Subtype Name/Description	Role of CMO System	Data Management Requirements
17.1	System problem or defect	Authoritative host	Maintain history of proactively identified or reported problems/defects and associated resolution/corrective action for the life of the contract. Capture by system function if possible and where applicable. Where the problem was the underlying cause of a system unavailability or performance event, establish a logical relationship between the problem/defect and the event.

17.2	System change	Authoritative host	Maintain history of changes for the life of the contract. Capture by system function if possible and where applicable. Where the change is part of the resolution/corrective action associated with a System problem/defect, establish a logical relationship between the change and the problem/defect.

Georgia Cares Program (GCS)

Care Management Organization (CMO) Contract

Attachment L.2: Compliance with Standard Coding Schemes

A CMO system that is required to or otherwise contains the applicable data type shall conform to the following HIPAA-based standard code sets; the processes through which the data are generated should conform to the same standards as needed:

i.	Logical Observation Identifier Names and Codes (LOINC)

ii.	Health Care Financing Administration Common Procedural Coding System (HCPCS)

iii.	Home Infusion EDI Coalition (HEIC) Product Codes

iv.	National Drug Code (NDC)

v.	National Council for Prescription Drug Programs (NCPDP)

vi.	International Classification of Diseases (ICD-9)

vii.	American Dental Association Current Dental Terminology (CDT-4)

viii.	Diagnosis Related Group (DRG)

ix.	Claim Adjustment Reason Codes

x.	Remittance Remarks Codes

Additionally, CMO systems shall conform to the following Georgia-specific code sets:

xi.	GA SPECIFIC CODE SETS, IF ANY, TO BE SPECIFIED.

Georgia Cares Program (GCS)

Care Management Organization (CMO) Contract

Attachment L.3: Batch and Online Transaction Specifications for Data Exchange

CMO systems must conform to the following HIPAA-compliant standards for information exchange effective the first day of CMO operations in the state of Georgia:

Batch transaction types

•	Premium Payment ASC X12N 820 (004010X061)

•	Eligibility ASC X12N 834 (004010X095)

•	Payment Remittance Advice ASC X12N 835 (004010X091)

•	Institutional Claims ASC X12N 837 (004010X096)

•	Professional Claims ASC X12N 837 (004010X097)

•	Dental Claims ASC X12N 837 (004010X098)

Online transaction types

•	Eligibility Inquiry ASC X12N 270/271 (004010X092)

•	Additional Claim Information ASC X12N 275 (004010X107)

•	Claims Status Inquiry ASC X12N 276 (004010X093)

•	Request for Additional Information ASC X12N 277 (004010X104)

•	Utilization Review Inquiry ASC X12N 278/279 (004010X094)

Georgia Cares Program (GCS)

Care Management Organization (CMO) Contract

Attachment L.4: Performance Data to Be Captured by Call Center Systems

Call center systems must be able to capture data required to create statistical profiles over a defined timeframe of the following industry-standard call center performance measures:

•	Speed of answer/hold time

•	Abandon rate

•	Response time

•	Call duration

•	Number of calls taken by call center resource

•	First contact resolution rates

Attachment L.5.1

ACS Fiscal Agent Electronic Claims Management (ACS acronym: EMC) Subsystem Interface Functionality

EMC Interface Record Layout Files

In the case of the PRIOR AUTHORIZATION EDI INTERFACE COPYBOOK X820V01, this IRL defines the format of the output data from SHCH to GMCF.

000010
000020
000030	PRIOR AUTHORIZATION EDI INTERFACE
000040	COPYBOOK X278V01
000050
000060	THE PRIOR AUTHORIZATION EDI INTERFACE COPYBOOK HAS THE
000070	SAME DATA CONTENT AS THE 278 PRIOR AUTHORIZATION/REFERRAL
000080	RESPONSE TRANSACTION. THE PRIOR AUTHORIZATION INTERFACE
000090	COPYBOOK CONTAINS ALL OF THE DATA CONTENT AS THE 278
000100	PRIOR AUTHORIZATION INQUIRY TRANSACTION. SOME SEGMENTS
000110	(AAA - UMO REQUEST VALIDATION) ARE IN THE RESPONSE, BUT
000120	NOT IN THE INQUIRY TRANSACTION.
000130
000140	AS SUGGESTED BY THE 278 PRIOR AUTHORIZATION/REFERRAL
000150	IMPLEMENTATION GUIDE, EACH 278 TRANSACTION APPLIES TO
000160	ONE PATIENT EVENT; I.E., EVEN IF THE INBOUND 278
000170	TRANSACTION APPLIED TO MULTIPLE PATIENTS, THE HIPAA
000180	CLEARINGHOUSE TRANSLATOR WILL DIVIDE THEM INTO
000190	SINGLE PATIENT EVENTS IN THE PRIOR AUTHORIZATION EDI
000200	INTERFACE FILE.
000210
000220
000230	RECORD	DESCRIPTION
000240
000250
000260	X278-TX-HEADER	CONTAINS TRANSACTION HEADER
000270		SEGMENTS
000280
000290	X278-UMO	CONTAINS LOOPS 2000A AND
000300		2010A (IDENTIFIES THE
000310		UTILIZATION MAINTENANCE
000320		ORGANIZATION)
000330
000340	X278-REQUESTOR	CONTAINS LOOPS 2000B AND 2010B

000350		(IDENTIFIES THE REQUESTOR)
000360
000370	X278-SUBSCRIBER	CONTAINS LOOPS 2000C AND 2010CA
000380		(IDENTIFIES THE SUBSCRIBER)
000390
000400	X278-DEPENDENT	CONTAINS LOOPS 2000D AND 2010DA
000410		(IDENTIFIES THE DEPENDENT)
000420
000430	X278-SVC-PROV	CONTAINS LOOPS 2000E AND 2010E
000440		(IDENTIFIES THE SERVICE PROVIDER)
000450
000460	X278-SVC-DETAIL	CONTAINS LOOP 2000F (IDENTIFIES
000470		THE SERVICE)
000480
000490	X278-TX-TRAILER	CONTAINS THE TRANSACTION
000500		TRAILER SEGMENT
000510
000520
000530	EACH RECORD BEGINS WITH A RECORD CODE AND A SORT KEY
000540	CONTAINING THE FOLLOWING FIELDS.
000550
000560	FIELD	DESCRIPTION
000570
000580
000590	X278-TX-CODE	IDENTIFIES EACH TYPE OF RECORD
000600
000610		00 FOR X278-TX-HEADER
000620		01 FOR X278-UMO
000630		02 FOR X278-REQUESTOR
000640		03 FOR X278-SUBSCRIBER
000650		04 FOR X278-DEPENDENT
000660		05 FOR X278-SVC-PROV
000670		06 FOR X278-SVC-DETAIL
000680		99 FOR X278-TX-TRAILER
000690
000700	X278-TX-CODE-SEQ-NUM	TO SEQUENCE RECORDS WITHIN A
000710		RECORD TYPE
000720
000730	THE FOLLOWING EXAMPLE SHOWS HOW THIS WORKS.
000740
000750		TX CODE	TX CODE SEQ
000760	RECORD
000770
000780
000790	TX HEADER	00	ZEROS
000800	UMO	01	ZEROS
000810	REQUESTOR	02	ZEROS
000820	SUBSCRIBER	03	ZEROS
000830	DEPENDENT	04	ZEROS
000840	SVC PROV	05	001-999
000850	SVC DETAIL	06	001-999

000860	TX TRAILER 99 9999999
000870
000880
000890
000900
000910
000920
000930	278 TRANSACTION HEADER RECORD (NO LOOP)
000940
000950
000960	01 X278-TX-HEADER.
000970
000980	05 X278-RECORD-CODE
000990	PIC X(02).
001000
001010	05 X278-SORT-KEY.
001020
001030
001040	USE‘00’ FOR THE TRANSACTION CODE
001050
001060
001070	10 X278-TX-CODE
001080	VALUE ‘00’
001090	PIC X(02).
001100
001110
001120	USE ZEROES FOR TRANSACTION CODE SEQUENCE NUMBER
001130
001140
001150	10 X278-TX-CODE-SEQ-NUM
001160	VALUE ZEROES
001170	PIC 9(05).
001180
001190	05 X278-TX-HEADER-SEG.
001200
001210	10 X278-TX-ID
001220	VALUE ‘278’
001230	PIC X(03).
001240	10 X278-TX-CTL-NUM-HDR
001250	PIC X(09).
001260	10 FILLER
001270	PIC X(10).
001280
001290	05 X278-BEG-OF-TX-SEG.
001300
001310	10 X278-BEG-TX-HIER-CODE
001320	PIC X(04).
001330	10 X278-TX-SET-PURPOSE-CODE
001340	PIC X(02).
001350	10 X278-SUBMITTER-TX-ID
001360	PIC X(30).

001370	10 X278-TX-CREATION-DATE
001380	PIC X(08).
001390	10 X278-TX-CREATION-TIME
001400	PIC X(08).
001410	10 X278-TX-TYPE-CODE
001420	PIC X(02).
001430	10 FILLER
001440	PIC X(10).
001450
001460
001470
001480	278 UTILIZATION MAINTENANCE ORGANIZATION RECORD
001490
001500
001510	01 X278-UMO.
001520
001530	05 X278-RECORD-CODE
001540	PIC X(02).
001550
001560	05 X278-SORT-KEY.
001570
001580
001590	USE ‘01’ FOR THE TRANSACTION CODE
001600
001610
001620	10 X278-TX-CODE
001630	VALUE ‘01’
001640	PIC X(02).
001650
001660
001670	USE ZEROES FOR TRANSACTION CODE SEQUENCE NUMBER
001680
001690
001700	10 X278-TX-CODE-SEQ-NUM
001710	VALUE ZEROES
001720	PIC 9 (05).
001730
001740	05 X278-UMO-LEVEL-SEG.
001750
001760	10 X278-UMO-HIER-ID-NUM
001770	PIC X(12).
001780	10 X278-UMO-HIER-PARENT
001790	PIC X(12).
001800	10 X278-UMO-HIER-LEVEL
001810	PIC. X(02).
001820	10 X278-UMO-HIER-CHILD
001830	PIC X(01).
001840	10 FILLER
001850	PIC X(10).
001860
001870	05 X278-UMO-RESPONSE-SEG

001880	OCCURS 9 TIMES
001890	INDEXED BY X278-UMO-RESPONSE-SEG-NDX.
001900
001910	10 X278-UMO-YES-NO-IND
001920	PIC X(01).
001930	10 X278-UMO-REJECT-REASON
001940	PIC X(02).
001950	10 X278-UMO-FOLLOW-UP-CODE
001960	PIC X(01).
001970	10 FILLER
001980	PIC X(10).
001990
002000	05 X278-UMO-NAME-SEG.
002010
002020	10 X278-UMO-IDENT-CODE
002030	PIC X(03).
002040	10 X278-UMO-PERSON-IND
002050	PIC X(01).
002060	10 X278-UMO-LAST-NAME
002070	PIC X(35).
002080	10 X278-UMO-FIRST-NAME
002090	PIC X(25).
002100	10 X278-UMO-MIDDLE-NAME
002110	PIC X(25).
002120	10 X278-UMO-NAME-SUFFIX
002130	PIC X(10).
002140	10 X278-UMO-ID-QUAL
002150	PIC X(02).
002160	10 X278-UMO-ID
002170	PIC X(80).
002180	10 FILLER
002190	PIC X(10).
002200
002210	05 X278-UMO-CONTACT-SEG.
002220
002230	10 X278-UMO-CONTACT-NAME
002240	PIC X(60).
002250	10 X278-UMO-COMM
002260	OCCURS 3 TIMES
002270	INDEXED BY X278-UMO-COMM-NDX.
002280
002290	15 X278-UMO-COMM-NUM-QUAL
002300	PIC X(02).
002310	15 X278-UMO-COMM-NUM
002320	PIC X(80).
002330	15 FILLER
002340	PIC X(10).
002350
002360	05 X278-UMO-NM-RESPONSE-SEG
002370	OCCURS 9 TIMES
002380	INDEXED BY X278-UMO-NM-RESPONSE-SEG-NDX.

002390
002400	10 X278-UMO-NM-YES-NO-IND
002410	PIC X(01).
002420	10 X278-UMO-NM-REJECT-REASON
002430	PIC X(02).
002440	10 X278-UMO-NM-FOLLOW-UP-CODE
002450	PIC X(01).
002460	10 FILLER
002470	PIC X(10).
002480
002490
002500
002510	278 REQUESTOR RECORD
002520
002530
002540	01 X278-REQUESTOR.
002550
002560	05 X278-RECORD-CODE
002570	PIC X(02).
002580
002590	05 X278-SORT-KEY.
002600
002610
002620	USE ‘02’ FOR THE TRANSACTION CODE
002630
002640
002650	10 X278-TX-CODE
002660	VALUE ‘02’
002670	PIC X(02).
002680
002690
002700	USE ZEROES FOR TRANSACTION CODE SEQUENCE NUMBER
002710
002720
002730	10 X278-TX-CODE-SEQ-NUM
002740	VALUE ZEROES
002750	PIC 9 (05).
002760
002770	05 X278-REQUESTER-LEVEL-SEG.
002780
002790	10 X278-REQUESTER-HIER-ID-NUM
002800	PIC X(12).
002810	10 X278-REQUESTER-HIER-PARENT
002820	PIC X(12).
002830	10 X278-REQUESTER-HIER-LEVEL
002840	PIC X(02).
002850	10 X278-REQUESTER-HIER-CHILD
002860	PIC X(01).
002870	10 FILLER
002880	PIC X(10).
002890

002900	05 X278-REQUESTER-NAME-SEG.
002910
002920	10 X278-REQUESTER-IDENT-CODE
002930	PIC X(03).
002940	10 X278-REQUESTER-PERSON-IND
002950	PIC X(01).
002960	10 X278-REQUESTER-LAST-NAME
002970	PIC X(35).
002980	10 X278-REQUESTER-FIRST-NAME
002990	PIC X(25).
003000	10 X278-REQUESTER-MIDDLE-NAME
003010	PIC X(25).
003020	10 X278-REQUESTER-NAME-SUFFIX
003030	PIC X(10).
003040	10 X278-REQUESTER-ID-QUAL
003050	PIC X(02).
003060	10 X278-REQUESTER-ID
003070	PIC X(80).
003080	10 FILLER
003090	PIC X(10).
003100
003110	05 X278-REQUESTER-SUPPL-SEG
003120	OCCURS 8 TIMES
003130	INDEXED BY X278-REQUESTOR-SUPPL-SEG-NDX.
003140
003150	10 X278-REQUESTOR-SUPPL-ID-QUAL
003160	PIC X(03).
003170	10 X278-REQUESTOR-SUPPL-ID
003180	PIC X(30).
003190	10 FILLER
003200	PIC X(10).
003210
003220	05 X278-REQUEST-RESPONSE-SEG
003230	OCCURS 9 TIMES
003240	INDEXED BY X278-REQUEST-RESPONSE-SEG-NDX.
003250
003260	10 X278-REQUEST-YES-NO-IND
003270	PIC X(01).
003280	10 X278-REQUEST-REJECT-REASON
003290	PIC X(02).
003300	10 X278-REQUEST-FOLLOW-UP-CODE
003310	PIC X(01).
003320	10 FILLER
003330	PIC X(10).
003340
003350	05 X278-REQUEST-PROV-SEG.
003360
003370	10 X278-REQUEST-PROV-TYPE
003380	PIC X(03).
003390	10 X278-REQUEST-TAXONONMY-QUAL
003400	PIC X(03).

003410	10 X278-REQUEST-TAXONOMY
003420	PIC X(30).
003430	10 FILLER
003440	PIC X(10).
003450
003460
003470
003480	278 SUBSCRIBER RECORD
003490
003500
003510	01 X278-SUBSCRIBER.
003520
003530	05 X278-RECORD-CODE
003540	PIC X(02).
003550
003560	05 X278-SORT-KEY.
003570
003580
003590	USE ‘03’ FOR THE TRANSACTION CODE
003600
003610
003620	10 X278-TX-CODE
003630	VALUE ‘03’
003640	PIC X(02).
003650
003660
003670	USE ZEROES FOR TRANSACTION CODE SEQUENCE NUMBER
003680
003690
003700	10 X278-TX-CODE-SEQ-NUM
003710	VALUE ZEROES
003720	PIC 9(05).
003730
003740	05 X278-SUBSCR-LEVEL-SEG.
003750
003760	10 X278-SUBSCR-HIER-ID-NUM
003770	PIC X(12).
003780	10 X278-SUBSCR-HIER-PARENT
003790	PIC X(12).
003800	10 X278-SUBSCR-HIER-LEVEL
003810	PIC X(02).
003820	10 X278-SUBSCR-HIER-CHILD
003830	PIC X(01).
003840	10 FILLER
003850	PIC X(10).
003860
003870	05 X278-SUBSCR-TRACE-SEG
003880	OCCURS 3 TIMES
003890	INDEXED BY X278-SUBSCR-TRACE-SEG-NDX.
003900
003910	10 X278-SUBSCR-TRACE-TYPE

003920	PIC X(02).
003930	10 X278-SUBSCR-TRACE-NUM
003940	PIC X(30).
003950	10 X278-SUBSCR-TRACE-ASSIGN-ID-1
003960	PIC X(10).
003970	10 X278-SUBSCR-TRACE-ASSIGN-ID-2
003980	PIC X(10).
003990	10 FILLER
004000	PIC X(10).
004010
004020	05 X278-SUBSCR-RESPONSE-SEG
004030	OCCURS 9 TIMES
004040	INDEXED BY X278-SUBSCR-RESPONSE-SEG-NDX.
004050
004060	10 X278-SUBSCR-YES-NO-IND
004070	PIC X(01).
004080	10 X278-SUBSCR-REJECT-REASON
004090	PIC X(02).
004100	10 X278-SUBSCR-FOLLOW-UP-CODE
004110	PIC X(01).
004120	10 FILLER
004130	PIC X(10).
004140
004150	05 X278-SUBSCR-ACCIDENT-SEG.
004160
004170	10 X278-SUBSCR-ACCIDENT-DATE
004180	PIC X(08).
004190	10 FILLER
004200	PIC X(10).
004210
004220	05 X278-SUBSCR-MENSTRUAL-SEG.
004230
004240	10 X278-SUBSCR-MENSTRUAL-DATE
004250	PIC X(08).
004260	10 FILLER
004270	PIC X(10).
004280
004290	05 X278-SUBSCR-EST-BIRTH-SEG.
004300
004310	10 X278-SUBSCR-EST-BIRTH-DATE
004320	PIC X(08).
004330	10 FILLER
004340	PIC X(10).
004350
004360	05 X278-SUBSCR-ILLNESS-SEG.
004370
004380	10 X278-SUBSCR-ILLNESS-DATE
004390	PIC X(08).
004400	10 FILLER
004410	PIC X(10).
004420

004430	05 X278-SUBSCR-DIAG-SEG.
004440
004450	10 X278-SUBSCR-DIAG-DATA
004460	OCCURS 12 TIMES
004470	INDEXED BY X278-SUBSCR-DIAG-DATA-NDX.
004480
004490	15 X278-SUBSCR-DIAG-TYPE
004500	PIC X(03).
004510	15 X278-SUBSCR-DIAG
004520	PIC X(30).
004530	15 X278-SUBSCR-DIAG-DATE
004540	PIC X(08).
004550	15 FILLER
004560	PIC X(10).
004570
004580	05 X278-SUBSCR-PWK-SEG
004590	OCCURS 10 TIMES
004600	INDEXED BY X278-SUBSCR-PWK-SEG-NDX.
004610
004620	10 X278-SUBSCR-PWK-TYPE
004630	PIC X(02).
004640	10 X278-SUBSCR-PWK-TRANSMIT-CODE
004650	PIC X(02).
004660	10 X278-SUBSCR-PWK-CTL-NUM-QUAL
004670	PIC X(02).
004680	10 X278-SUBSCR-PWK-CTL-NUM
004690	PIC X(80).
004700	10 X278-SUBSCR-PWK-DESC
004710	PIC X(80).
004720	10 FILLER
004730	PIC X(10).
004740
004750	05 X278-SUBSCR-NAME-SEG.
004760
004770	10 X278-SUBSCR-IDENT-CODE
004780	PIC X(03).
004790	10 X278-SUBSCR-PERSON-IND
004800	PIC X(01).
004810	10 X278-SUBSCR-LAST-NAME
004820	PIC X(35).
004830	10 X278-SUBSCR-FIRST-NAME
004840	PIC X(25).
004850	10 X278-SUBSCR-MIDDLE-NAME
004860	PIC X(25).
004870	10 X278-SUBSCR-NAME-SUFFIX
004880	PIC X(10).
004890	10 X278-SUBSCR-ID-QUAL
004900	PIC X(02).
004910	10 X278-SUBSCR-ID
004920	PIC X(80).
004930	10 FILLER

004940	PIC X(10).
004950
004960	05 X278-SUBSCR-SUPPL-SEG
004970	OCCURS 9 TIMES
004980	INDEXED BY X278-SUBSCR-SUPPL-SEG-NDX.
004990
005000	10 X278-SUBSCR-SUPPL-ID-QUAL
005010	PIC X(03).
005020	10 X278-SUBSCR-SUPPL-ID
005030	PIC X(30).
005040	10 FILLER
005050	PIC X(10).
005060
005070	05 X278-SUBSCR-NM-RESPONSE-SEG
005080	OCCURS 9 TIMES
005090	INDEXED BY X278-SUBSCR-NM-RESPONSE-NDX.
005100
005110	10 X278-SUBSCR-NM-YES-NO-IND
005120	PIC X(01).
005130	10 X278-SUBSCR-NM-REJECT-REASON
005140	PIC X(02).
005150	10 X278-SUBSCR-NM-FOLLOW-UP-CODE
005160	PIC X(01).
005170	10 FILLER
005180	PIC X(10).
005190
005200	05 X278-SUBSCR-DEMO-SEG.
005210
005220	10 X2 7 8-SUBSCR-BIRTH-DATE
005230	PIC X(08).
005240	10 X278-SUBSCR-SEX-CODE
005250	PIC X(01).
005260	10 FILLER
005270	PIC X(10).
005280
005290	05 X278-SUBSCR-CONTACT-NAME-SEG.
005300
005310	10 X278-SUBSCR-CONTACT-IDENT-CODE
005320	PIC X(03).
005330	10 X278-SUBSCR-CONTACT-PERSON-IND
005340	PIC X(01).
005350	10 X278-SUBSCR-CONTACT-LAST-NAME
005360	PIC X(35).
005370	10 X278-SUBSCR-CONTACT-FIRST-NAME
005380	PIC X(25).
005390	10 X278-SUBSCR-CONTACT-MIDDLE-NM
005400	PIC X(25).
005410	10 X278-SUBSCR-CONTACT-NM-SUFFIX
005420	PIC X(10).
005430	10 X278-SUBSCR-CONTACT-ID-QUAL
005440	PIC X(02).

005450	10 X278-SUBSCR-CONTACT-ID
005460	PIC X(80).
005470	10 FILLER
005480	PIC X(10).
005490
005500	05 X278-SUBSCR-CONTACT-ADDR-SEG.
005510
005520	10 X278-SUBSCR-CONTACT-ADDR-1
005530	PIC X(55).
005540	10 X278-SUBSCR-CONTACT-ADDR-2
005550	PIC X(55).
005560	10 FILLER
005570	PIC X(10).
005580
005590	05 X278-SUBSCR-CONTACT-CITY-SEG.
005600
005610	10 X278-SUBSCR-CONTACT-CITY
005620	PIC X(30).
005630	10 X278-SUBSCR-CONTACT-STATE
005640	PIC X(02).
005650	10 X278-SUBSCR-CONTACT-ZIP
005660	PIC X(15).
005670	10 X278-SUBSCR-CONTACT-COUNTRY
005680	PIC X (03).
005690	10 X278-SUBSCR-CONTACT-LOC-QUAL
005700	PIC X(02).
005710	10 X278-SUBSCR-CONTACT-LOC
005720	PIC X(30).
005730	10 FILLER
005740	PIC X(10).
005750
005760	05 X278-SUBSCR-OTHER-CONTACT-SEG.
005770
005780	10 X278-SUBSCR-OTHER-CONTACT-NAME
005790	PIC X(60).
005800	10 X278-SUBSCR-OTHER-COMM
005810	OCCURS 3 TIMES
005820	INDEXED BY X278-SUBSCR-OTHER-COMM-NDX.
005830
005840	15 X278-SUBSCR-COMM-NUM-QUAL
005850	PIC X(02).
005860	15 X278-SUBSCR-COMM-NUM
005870	PIC X(80).
005880	15 FILLER
005890	PIC X(10).
005900
005910
005920
005930	278 DEPENDENT RECORD
005940
005950

005960	01 X278-DEPENDENT.
005970
005980	05 X278-RECORD-CODE
005990	PIC X(02).
006000
006010	05 X278-SORT-KEY.
006020
006040	USE ‘04’ FOR THE TRANSACTION CODE
006050
006060
006070	10 X278-TX-CODE
006080	VALUE ‘04’
006090	PIC X(02).
006100
006110
006120	USE ZEROES FOR TRANSACTION CODE SEQUENCE NUMBER
006130
006140
006150	10 X278-TX-CODE-SEQ-NUM
006160	VALUE ZEROES
006170	PIC 9(05).
006180
006190	05 X278-DEPEND-LEVEL-SEG.
006200
006210	10 X278-DEPEND-HIER-ID-NUM
006220	PIC X(12).
006230	10 X278-DEPEND-HIER-PARENT
006240	PIC X(12).
006250	10 X278-DEPEND-HIER-LEVEL
006260	PIC X(02).
006270	10 X278-DEPEND-HIER-CHILD
006280	PIC X(01).
006290	10 FILLER
006300	PIC X(10).
006310
006320	05 X278-DEPEND-TRACE-SEG
006330	OCCURS 3 TIMES
006340	INDEXED BY X278-DEPEND-TRACE-SEG-NDX.
006350
006360	10 X278-DEPEND-TRACE-TYPE
006370	PIC X(02).
006380	10 X278-DEPEND-TRACE-NUM
006390	PIC X(30).
006400	10 X278-DEPEND-TRACE-ASSIGN-ID-1
006410	PIC X(10).
006420	10 X27 8-DEPEND-TRACE-ASSIGN-ID-2
006430	PIC X(10).
006440	10 FILLER
006450	PIC X(10).
006460

006470	05 X278-DEPEND-RESPONSE-SEG
006480	OCCURS 9 TIMES
006490	INDEXED BY X278-DEPEND-RESPONSE-SEG-NDX.
006500
006510	10 X278-DEPEND-YES-NO-IND
006520	PIC X(01).
006530	10 X278-DEPEND-REJECT-REASON
006540	PIC X(02).
006550	10 X278-DEPEND-FOLLOW-UP-CODE
006560	PIC X(01).
006570	10 FILLER
006580	PIC X(10).
006590
006600	05 X278-DEPEND-ACCIDENT-SEG.
006610
006620	10 X278-DEPEND-ACCIDEND-DATE
006630	PIC X(08).
006640	10 FILLER
006650	PIC X(10).
006660
006670	05 X278-DEPEND-MENSTRUAL-SEG.
006680
006690	10 X278-DEPEND-MENSTRUAL-DATE
006700	PIC X(08).
006710	10 FILLER
006720	PIC X(10).
006730
006740	05 X278-DEPEND-EST-BIRTH-SEG.
006750
006760	10 X278-DEPEND-EST-BIRTH-DATE
006770	PIC X(08).
006780	10 FILLER
006790	PIC X(10).
006800
006810	05 X278-DEPEND-ILLNESS-SEG.
006820
006830	10 X278-DEPEND-ILLNESS-DATE
006840	PIC X(08).
006850	10 FILLER
006860	PIC X(10).
006870
006880	05 X278-DEPEND-DIAG-SEG.
006890
006900	10 X278-DEPEND-DIAG-DATA
006910	OCCURS 12 TIMES
006920	INDEXED BY X278-DEPEND-DIAG-DATA.
006930
006940	15 X278-DEPEND-DIAG-TYPE
006950	PIC X(03).
006960	15 X278-DEPEND-DIAG
006970	PIC X(30).

006980	15 X278-DEPEND-DIAG-DATE
006990	PIC X(08).
007000	15 FILLER
007010	PIC X(10).
007020
007030	05 X278-DEPEND-PWK-SEG
007040	OCCURS 10 TIMES
007050	INDEXED BY X278-DEPEND-PWK-SEG-NDX.
007060
007070	10 X278-DEPEND-PWK-TYPE
007080	PIC X(02).
007090	10 X278-DEPEND-PWK-TRANSMIT-CODE
007100	PIC X(02).
007110	10 X278-DEPEND-PWK-CTL-NUM-QUAL
007120	PIC X(02).
007130	10 X278-DEPEND-PWK-CTL-NUM
007140	PIC X(80).
007150	10 X278-DEPEND-PWK-DESC
007160	PIC X(80).
007170	10 FILLER
007180	PIC X(10).
007190
007200	05 X278-DEPEND-NAME-SEG.
007210
007220	10 X278-DEPEND-IDENT-CODE
007230	PIC X(03).
007240	10 X278-DEPEND-PERSON-IND
007250	PIC X(01).
007260	10 X278-DEPEND-LAST-NAME
007270	PIC X(35).
007280	10 X278-DEPEND-FIRST-NAME
007290	PIC X(25).
007300	10 X278-DEPEND-MIDDLE-NAME
007310	PIC X(25).
007320	10 X278-DEPEND-NAME-SUFFIX
007330	PIC X(10).
007340	10 X278-DEPEND-ID-QUAL
007350	PIC X(02).
007360	10 X278-DEPEND-ID
007370	PIC X(80).
007380	10 FILLER
007390	PIC X(10).
007400
007410	05 X278-DEPEND-SUPPL-SEG
007420	OCCURS 3 TIMES
007430	INDEXED BY X278-DEPEND-SUPPL-SEG-NDX.
007440
007450	10 X278-DEPEND-SUPPL-ID-QUAL
007460	PIC X(03).
007470	10 X278-DEPEND-SUPPL-ID
007480	PIC X(30).

007490	10 FILLER
007500	PIC X(10).
007510
007520	05 X278-DEPEND-NM-RESPONSE-SEG.
007530	OCCURS 9 TIMES
007540	INDEXED BY X278-DEPEND-NM-RESPONSE-NDX.
007550
007560	10 X278-DEPEND-NM-YES-NO-IND
007570	PIC X(01).
007580	10 X278-DEPEND-NM-REJECT-REASON
007590	PIC X(02).
007600	10 X278-DEPEND-NM-FOLLOW-UP-CODE
007610	PIC X(01).
007620	10 FILLER
007630	PIC X(10).
007640
007650	05 X278-DEPEND-DEMO-SEG.
007660
007670	10 X278-DEPEND-BIRTH-DATE
007680	PIC X(08).
007690	10 X278-DEPEND-SEX-CODE
007700	PIC X(01).
007710	10 FILLER
007720	PIC X(10).
007730
007740	05 X278-DEPEND-RELATIONSHIP-SEG.
007750
007760	10 X278-DEPEND-INSURED-IND
007770	PIC X(01).
007780	10 X278-DEPEND-RELATIONSHIP
007790	PIC X(02).
007800	10 X278-DEPEND-BIRTH-SEQ-NUM
007810	PIC 9(09).
007820	10 FILLER
007830	PIC X(10).
007840
007850	05 X278-DEPEND-CONTACT-NAME-SEG.
007860
007870	10 X278-DEPEND-CONTACT-IDENT-CODE
007880	PIC X(03).
007890	10 X278-DEPEND-CONTACT-PERSON-IND
007900	PIC X(01).
007910	10 X278-DEPEND-CONTACT-LAST-NAME
007920	PIC X(35).
007930	10 X278-DEPEND-CONTACT-FIRST-NAME
007940	PIC X(25).
007950	10 X278-DEPEND-CONTACT-MIDDLE-NM
007960	PIC X(25).
007970	10 X278-DEPEND-CONTACT-NM-SUFFIX
007980	PIC X(10).
007990	10 X278-DEPEND-CONTACT-ID-QUAL

008000	PIC X(02).
008010	10 X278-DEPEND-CONTACT-ID
008020	PIC X(80).
008030	10 FILLER
008040	PIC X(10).
008050
008060	05 X278-DEPEND-CONTACT-ADDR-SEG.
008070
008080	10 X278-DEPEND-CONTACT-ADDR-1
008090	PIC X(55).
008100	10 X278-DEPEND-CONTACT-ADDR-2
008110	PIC X(55).
008120	10 FILLER
008130	PIC X(10).
008140
008150	05 X278-DEPEND-CONTACT-CITY-SEG.
008160
008170	10 X278-DEPEND-CONTACT-CITY
008180	PIC X(30).
008190	10 X278-DEPEND-CONTACT-STATE
008200	PIC X(02).
008210	10 X278-DEPEND-CONTACT-ZIP
008220	PIC X(15).
008230	10 X278-DEPEND-CONTACT-COUNTRY
008240	PIC X(03).
008250	10 X278-DEPEND-CONTACT-LOC-QUAL
008260	PIC X(02).
008270	10 X278-DEPEND-CONTACT-LOC
008280	PIC X(30).
008290	10 FILLER
008300	PIC X(10).
008310
008320	05 X278-DEPEND-CONTACT-INFO-SEG.
008330
008340	10 X278-DEPEND-OTHER-CONTACT-NAME
008350	PIC X(60).
008360	10 X278-DEPEND-OTHER-COMM
008370	OCCURS 3 TIMES
008380	INDEXED BY X278-DEPEND-OTHER-COMM-NDX.
008390
008400	15 X278-DEPEND-COMM-NUM-QUAL
008410	PIC X(02).
008420	15 X278-DEPEND-COMM-NUM
008430	PIC X(80).
008440	15 FILLER
008450	PIC X(10).
008460
008470
008480
008490	278 SERVICE PROVIDER RECORD
008500

008510
008520	01 X278-SVC-PROV.
008530
008540	05 X278-RECORD-CODE
008550	PIC X(02).
008560
008570	05 X278-SORT-KEY.
008580
008590
008600	USE ‘05’ FOR THE TRANSACTION CODE
008610
008620
008630	10 X278-TX-CODE
008640	VALUE ‘05’
008650	PIC X(02).
008660
008670
008680	USE A UNIQUE SEQUENCE NUMBER FOR EACH SERVICE PROVIDER
008690	RECORD
008700
008710
008720	10 X278-TX-CODE-SEQ-NUM
008730	PIC 9(05).
008740
008750	05 X278-SVC-PROV-LEVEL-SEG.
008760
008770	10 X278-SVC-PROV-HIER-ID-NUM
008780	PIC X(12).
008790	10 X278-SVC-PROV-HIER-PARENT
008800	PIC X(12).
008810	10 X278-SVC-PROV-HIER-LEVEL
008820	PIC X(02).
008830	10 X278-SVC-PROV-HIER-CHILD
008840	PIC X(01).
008850	10 FILLER
008860	PIC X(10).
008870
008880	05 X278-SVC-PROV-MSG-SEG.
008890
008900	10 X278-SVC-PROV-MSG
008910	PIC X(264).
008920	10 FILLER
008930	PIC X(10).
008940
008950	05 X278-SVC-PROV-NAME-SEG.
008960
008970	10 X278-SVC-PROV-IDENT-CODE
008980	PIC X(03).
008990	10 X278-SVC-PROV-PERSON-IND
009000	PIC X(01).
009010	10 X278-SVC-PROV-LAST-NAME

009020	PIC X(35).
009030	10 X278-SVC-PROV-FIRST-NAME
009040	PIC X(25).
009050	10 X278-SVC-PROV-MIDDLE-NAME
009060	PIC X(25).
009070	10 X278-SVC-PROV-NAME-SUFFIX
009080	PIC X(10).
009090	10 X278-SVC-PROV-ID-QUAL
009100	PIC X(02).
009110	10 X278-SVC-PROV-ID
009120	PIC X(80).
009130	10 FILLER
009140	PIC X(10).
009150
009160	05 X278-SVC-PROV-SUPPL-SEG
009170	OCCURS 7 TIMES
009180	INDEXED BY X278-SVC-PROV-SUPPL-SEG-NDX.
009190
009200	10 X278-SVC-PROV-SUPPL-ID-QUAL
009210	PIC X(03).
009220	10 X278-SVC-PROV-SUPPL-ID
009230	PIC X(30).
009240	10 FILLER
009250	PIC X(10).
009260
009270	05 X278-SVC-PROV-ADDR-SEG.
009280
009290	10 X278-SVC-PROV-CONTACT-ADDR-1
009300	PIC X(55).
009310	10 X278-SVC-PROV-CONTACT-ADDR-2
009320	PIC X(55).
009330	10 FILLER
009340	PIC X(10).
009350
009360	05 X278-SVC-PROV-CITY-SEG.
009370
009380	10 X278-SVC-PROV-CONTACT-CITY
009390	PIC X(30).
009400	10 X278-SVC-PROV-CONTACT-STATE
009410	PIC X(02).
009420	10 X278-SVC-PROV-CONTACT-ZIP
009430	PIC X(15).
009440	10 X278-SVC-PROV-CONTACT-COUNTRY
009450	PIC X(03).
009460	10 FILLER
009470	PIC X(10).
009480
009490	05 X278-SVC-PROV-CONTACT-SEG.
009500
009510	10 X278-SVC-PROV-OTHER-CONTACT-NM
009520	PIC X(60).

009530	10 X278-SVC-PROV-OTHER-COMM
009540	OCCURS 3 TIMES
009550	INDEXED BY X278-SVC-PROV-OTHER-COMM-NDX.
009560
009570	15 X278-SVC-PROV-COMM-NUM-QUAL
009580	PIC X(02).
009590	15 X278-SVC-PROV-COMM-NUM
009600	PIC X(80).
009610	15 FILLER
009620	PIC X(10).
009630
009640	05 X278-SVC-PROV-RESPONSE-SEG
009650	OCCURS 9 TIMES
009660	INDEXED BY X278-SVC-PROV-RESPONSE-SEG-NDX.
009670
009680	10 X278-SVC-PROV-YES-NO-IND
009690	PIC X(01).
009700	10 X278-SVC-PROV-REJECT-REASON
009710	PIC X(02).
009720	10 X278-SVC-PROV-FOLLOW-UP-CODE
009730	PIC X(01).
009740	10 FILLER
009750	PIC X(10).
009760
009770	05 X278-SVC-PROV-INFO-SEG.
009780
009790	10 X278-SVC-PROV-TYPE
009800	PIC X(03).
009810	10 X278-SVC-PROV-TAXONOMY-QUAL
009820	PIC X(03).
009830	10 X278-SVC-PROV-TAXONOMY
009840	PIC X(30).
009850	10 FILLER
009860	PIC X(10).
009870
009880
009890
009900	278 SERVICE DETAIL RECORD
009910
009920
009930	01 X278-SVC-DETAIL.
009940
009950	05 X278-RECORD-CODE
009960	PIC X(02).
009970
009980	05 X278-SORT-KEY.
009990
010000
010010	USE ‘06’ FOR THE TRANSACTION CODE
010020
010030

010040	10 X278-TX-CODE
010050	VALUE ‘06’
010060	PIC X(02).
010070
010080
010090	USE A UNIQUE SEQUENCE NUMBER FOR EACH SERVICE DETAIL
010100	RECORD
010110
010120
010130	10 X278-TX-CODE-SEQ-NUM
010140	PIC 9(05).
010150
010160	05 X278-SVC-LEVEL-SEG.
010170
010180	10 X278-SVC-HIER-ID-NUM
010190	PIC X(12).
010200	10 X278-SVC-HIER-PARENT
010210	PIC X(12).
010220	10 X278-SVC-HIER-LEVEL
010230	PIC X(02).
010240	10 X278-SVC-HIER-CHILD
010250	PIC X(01).
010260	10 FILLER
010270	PIC X(10).
010280
010290	05 X278-SVC-TRACE-NUM-SEG
010300	OCCURS 3 TIMES
010310	INDEXED BY X278-SVC-TRACE-NUM-SEG-NDX.
010320
010330	10 X278-SVC-TRACE-TYPE
010340	PIC X(02).
010350	10 X278-SVC-TRACE-NUM
010360	PIC X(30).
010370	10 X278-SVC-TRACE-ASSIGN-ID-1
010380	PIC X(10).
010390	10 X278-SVC-TRACE-ASSIGN-ID-2
010400	PIC X(10).
010410	10 FILLER
010420	PIC X(10).
010430
010440	05 X278-SVC-RESPONSE-SEG
010450	OCCURS 9 TIMES
010460	INDEXED BY X278-SVC-RESPONSE-SEG-NDX.
010470
010480	10 X278-SVC-YES-NO-IND
010490	PIC X(01).
010500	10 X278-SVC-REJECT-REASON
010510	PIC X(02).
010520	10 X278-SVC-FOLLOW-UP-CODE
010530	PIC X(01).
010540	10 FILLER

010550	PIC X(10).
010560
010570	05 X278-CARE-REVIEW-INFO-SEG.
010580
010590	10 X278-REQUEST-CAT-CODE
010600	PIC X(02).
010610	10 X278-CERT-TYPE-CODE
010620	PIC X(01).
010630	10 X278-SVC-TYPE-CODE
010640	PIC X(02).
010650	10 X278-PLACE-OF-SVC
010660	PIC X(02).
010670	10 X278-PLACE-OF-SVC-QUAL
010680	PIC X(02).
010690	10 X278-LEVEL-OF-SVC-CODE
010700	PIC X(03).
010710	10 FILLER
010720	PIC X(10).
010730
010740	05 X278-CARE-REVIEW-SEG.
010750
010760	10 X278-CERT-ACTION-CODE
010770	PIC X(02).
010780	10 X278-CERTIFICATION-NUM
010790	PIC X(30).
010800	10 X278-REJECT-REASON-CODE
010810	PIC X(02).
010820	10 X278-SECOND-SURG-OPINION-IND
010830	PIC X(01).
010840	10 FILLER
010850	PIC X(10).
010860
010870	05 X278-PREV-CERT-IDENT-SEG.
010880
010890	10 X278-PREV-CERTIFICATION-NUM
010900	PIC X(30).
010910	10 FILLER
010920	PIC X(10).
010930
010940	05 X278-SVC-DATES-SEG.
010950
010960	10 X278-DATES-OF-SVC.
010970
010980	15 X278-FIRST-DATE-OF-SVC
010990	PIC X(08).
011000	15 X278-LAST-DATE-OF-SVC
011010	PIC X(08).
011020
011030	10 FILLER
011040	PIC X(10).
011050

011060	05 X278-ADMIN-DATE-SEG.
011070
011080	10 X278-ADMIN-DATE
011090	PIC X(08).
011100	10 FILLER
011110	PIC X(10).
011120
011130	05 X278-DISCHARGE-DATE-SEG.
011140
011150	10 X278-DISCHARGE-DATE
011160	PIC X(08).
011170	10 FILLER
011180	PIC X(10).
011190
011200	05 X278-SURGERY-DATE-SEG.
011210
011220	10 X278-SURGERY-DATE
011230	PIC X(08).
011240	10 FILLER
011250	PIC X(10).
011260
011270	05 X278-CERT-ISSUE-DATE-SEG.
011280
011290	10 X278-CERT-ISSUE-DATE
011300	PIC X(08).
011310	10 FILLER
011320	PIC X(10).
011330
011340	05 X278-CERT-EXPIRE-DATE-SEG.
011350
011360	10 X278-CERT-EXPIRE-DATE
011370	PIC X(08).
011380	10 FILLER
011390	PIC X(10).
011400
011410	05 X278-CERT-EFF-DATES-SEG.
011420
011430	10 X278-CERT-EFF-DATES.
011440	15 X278-CERT-EFF-DATE-BEGIN
011450	PIC X(08).
011460	15 X278-CERT-EFF-DATE-END
011470	PIC X(08).
011480	10 FILLER
011490	PIC X(10).
011500
011510	05 X278-SERVICE-SEG.
011520
011530	10 X278-SVC-DATA
011540	OCCURS 12 TIMES
011550	INDEXED BY X278-SVC-DATA-NDX.
011560

011570	15 X278-SVC-CODE-QUAL
011580	PIC X(03).
011590	15 X278-SVC-CODE
011600	PIC X(30).
011610	15 X278-SVC-DATES.
011620	20 X278-SVC-FIRST-DATE
011630	PIC X(08).
011640	20 X278-SVC-LAST-DATE
011650	PIC X(08).
011660	15 X278-SVC-AMT
011670	PIC 9(11)V99.
011680	15 X278-SVC-QTY
011690	PIC 9(07)V99.
011700	15 X278-SVC-VERSION
011710	PIC X(30).
011720	15 FILLER
011730	PIC X(10).
011740
011750	05 X278-DELIVERY-SEG.
011760
011770	10 X278-DELIVERY-QTY-QUAL
011780	PIC X(02).
011790	10 X278-DELIVERY-QTY
011800	PIC 9(07)V99.
011810	10 X278-DELIVERY-PER-QUAL
011820	PIC X(02).
011830	10 X278-DELIVERY-PER-FREQ
011840	PIC 9(06).
011850	10 X278-DELIVERY-PERIOD-QUAL
011860	PIC X(02).
011870	10 X278-DELIVERY-NUM-OF-PERIODS
011880	PIC 9(03).
011890	10 X278-DELIVERY-PATTERN
011900	PIC X(02).
011910	10 X278-DELIVERY-TIME
011920	PIC X(01).
011930	10 FILLER
011940	PIC X(10).
011950
011960	05 X278-INSTIT-CLAIM-SEG.
011970
011980	10 X278-ADMIN-TYPE
011990	PIC X(01).
012000	10 X278-ADMIN-SOURCE-CODE
012010	PIC X(01).
012020	10 X278-PATIENT-STATUS-CODE
012030	PIC X(02).
012040	10 X278-NH-RESIDENTIAL-STATUS
012050	PIC X(01).
012060	10 FILLER
012070	PIC X(10).

012080
012090	05 X278-AMBULANCE-SEG.
012100
012110	10 X278-AMBULANCE-TRANSPORT-CODE
012120	PIC X(01).
012130	10 X278-AMBULANCE-UNIT-OF-MEASURE
012140	PIC X(02).
012150	10 X278-AMBULANCE-DISTANCE
012160	PIC 9(09).
012170	10 X278-AMBULANCE-ORGIN
012180	PIC X(55).
012190	10 X278-AMBULANCE-DESTINATION
012200	PIC X(55).
012210	10 FILLER
012220	PIC X(10).
012230
012240	05 X278-SPINAL-SEG.
012250
012260	10 X278-TREATMENT-SERIES-NUM
012270	PIC 9(09).
012280	10 X278-TREATMENT-COUNT
012290	PIC 9(11).
012300	10 X278-SUBLUXATION-LEVEL
012310	PIC X(03).
012320	10 X278-END-LEVEL-OF-SUBLUXATION
012330	PIC X(03).
012340	10 X278-TREATMENT-PERIOD-QUAL
012350	PIC X(02).
012360	10 X278-TREATMENT-PERIOD
012370	PIC 9(09).
012380	10 X278-TREATMENT-MONTHLY-QTY
012390	PIC 9(09).
012400	10 FILLER
012410	PIC X(10).
012420
012430	05 X278-HOME-OXYGEN-THERAPY-SEG.
012440
012450	10 X278-EQUIPMENT-TYPE
012460	PIC X(01).
012470	10 X278-ADDLN-EQUIPMENT-TYPE
012480	PIC X(01).
012490	10 X278-EQUIPMENT-REASON-DESC
012500	PIC X(80).
012510	10 X278-OXYGEN-FLOW-RATE
012520	PIC 9(15).
012530	10 X278-DAILY-OXYGEN-USED
012540	PIC 9(15).
012550	10 X278-NUM-HOURS-PER-PERIOD
012560	PIC 9(15).
012570	10 X278-RESPIRATORY-TEXT
012580	PIC X(80).

012590	10 X278-PORTABLE-OXYGEN-FLOW-RATE
012600	PIC 9(15).
012610	10 X278-OXYGEN-DELIVERY-CODE
012620	PIC X(01).
012630	10 X278-OXYGEN-EQUIPMENT-TYPE
012640	PIC X(01).
012650	10 FILLER
012660	PIC X(10).
012670
012680	05 X278-HOME-HEALTH-CARE-SEG.
012690
012700	10 X278-HH-PROGNOSIS-CODE
012710	PIC X(01).
012720	10 X278-HH-START-DATE
012730	PIC X(08).
012740	10 X278-HH-CERT-DATES.
012750	15 X278-HH-CERT-START-DATE
012760	PIC X(08).
012770	15 X278-HH-CERT-END-DATE
012780	PIC X(08).
012790	10 X278-MEDICARE-COVERAGE-IND
012800	PIC X(01).
012810	10 X278-HH-CERT-TYPE-CODE
012820	PIC X(01).
012830	10 FILLER
012840	PIC X(10).
012850
012860	05 X278-SVC-PWK-SEG.
012870	OCCURS 10 TIMES
012880	INDEXED BY X278-SVC-PWK-SEG-NDX.
012890
012900	10 X278-SVC-PWK-TYPE
012910	PIC X(02).
012920	10 X278-SVC-PWK-TRANSMIT-CODE
012930	PIC X(02).
012940	10 X278-SVC-PWK-CTL-NUM-QUAL.
012950	PIC X(02).
012960	10 X278-SVC-PWK-CTL-NUM
012970	PIC X(80).
012980	10 X278-SVC-PWK-DESC
012990	PIC X(80).
013000	10 FILLER
013010	PIC X(10).
013020
013030	05 X278-SVC-MSG-SEG.
013040
013050	10 X278-SVC-MSG
013060	PIC X(264).
013070	10 FILLER
013080	PIC X(10).
013090	¦

013100	05 X278-SVC-CONTACT-NAME-SEG.
013110
013120	10 X278-SVC-CONTACT-IDENT-CODE
013130	PIC X(03).
013140	10 X278-SVC-CONTACT-PERSON-IND
013150	PIC X(01).
013160	10 X278-SVC-CONTACT-LAST-NAME
013170	PIC X(35).
013180	10 X278-SVC-CONTACT-FIRST-NAME
013190	PIC X(25).
013200	10 X278-SVC-CONTACT-MIDDLE-NM
013210	PIC X(25).
013220	10 X278-SVC-CONTACT-NM-SUFFIX
013230	PIC X(10).
013240	10 X278-SVC-CONTACT-ID-QUAL
013250	PIC X(02).
013260	10 X278-SVC-CONTACT-ID
013270	PIC X(80).
013280	10 FILLER
013290	PIC X(10).
013300
013310	05 X278-SVC-CONTACT-ADDR-SEG.
013320
013330	10 X278-SVC-CONTACT-ADDR-1
013340	PIC X(55).
013350	10 X278-SVC-CONTACT-ADDR-2
013360	PIC X(55).
013370	10 FILLER
013380	PIC X(10).
013390
013400	05 X278-SVC-CONTACT-CITY-SEG.
013410
013420	10 X278-SVC-CONTACT-CITY
013430	PIC X(30).
013440	10 X278-SVC-CONTACT-STATE
013450	PIC X(02).
013460	10 X278-SVC-CONTACT-ZIP
013470	PIC X(15).
013480	10 X278-SVC-CONTACT-COUNTRY
013490	PIC X(03).
013500	10 X278-SVC-CONTACT-LOC-QUAL
013510	PIC X(02).
013520	10 X278-SVC-CONTACT-LOC
013530	PIC X(30).
013540	10 FILLER
013550	PIC X(10).
013560
013570	05 X278-SVC-CONTACT-INFO-SEG.
013580
013590	10 X278-SVC-OTHER-CONTACT-NAME
013600	PIC X(60).

013610	10 X278-SVC-OTHER-COMM
013620	OCCURS 3 TIMES
013630	INDEXED BY X278-SVC-OTHER-COMM-NDX.
013640
013650	15 X278-SVC-COMM-NUM-QUAL
013660	PIC X(02).
013670	15 X278-SVC-COMM-NUM
013680	PIC X(80).
013690	15 FILLER
013700	PIC X(10).
013710
013720
013730
013740	278 TRANSACTION TRAILER RECORD
013750
013760
013770	01 X278-TX-TRAILER.
013780
013790	05 X278-RECORD-CODE
013800	PIC X(02).
013810
013820	05 X278-SORT-KEY.
013830
013840
013850	USE ‘99’ FOR THE TRANSACTION CODE
013860
013870
013880	10 X278-TX-CODE
013890	VALUE ‘99’
013900	PIC X(02).
013910
013920
013930	USE ALL 9’S FOR THE TRANSACTION CODE SEQUENCE NUMBER
013940
013950
013960	10 X278-TX-CODE-SEQ-NUM
013970	VALUE 99999
013980	PIC 9(05).
013990
014000	05 X278-TX-TRAILER-SEG.
014010
014020	10 X278-TX-NUM-OF-SEG
014030	PIC 9(10).
014040	10 X278-TX-CTL-NUM-TLR
014050	PIC X(09).
014060	10 FILLER
014070	PIC X(10).

000010
000020
000030	PREMIUM PAYMENT EDI INTERFACE
000040	COPYBOOK X820V01
000050
000060
000070	THE PREMIUM PAYMENT EDI INTERFACE COPYBOOK HAS THE SAME
000080	DATA CONTENT AS THE 820 PREMIUM PAYMENT TRANSACTION.
000090
000100	THE PAYMENT EDI INTERFACE COPYBOOK CONTAINS THE
000110	FOLLOWING RECORDS.
000120
000130
000140	RECORD	DESCRIPTION
000150
000160
000170	X820-TX-HEADER	CONTAINS TRANSACTION HEADER
000180		SEGMENTS
000190
000200	X820-ORG-OR-INDIV-IDENT	CONTAINS LOOP 2000A (FOR
000210		ORGANIZATIONAL SUMMARY) OR
000220		LOOPS 2000B AND 2100B (FOR
000230		INDIVIDUAL)
000240
000250	X820-ORG-OR-INDIV-DTL	CONTAINS LOOP 2300A (FOR
000260		ORGANIZATIONAL SUMMARY) OR
000270		LOOP 2300B (FOR INDIVIDUAL)
000280
000290	X820-ORG-COUNTS	CONTAINS LOOPS 2310A AND 2315A
000300		(FOR ORGANIZATIONAL SUMMARY)
000310
000320	X820-ADJUSTMENT	CONTAINS LOOP 2320A (FOR
000330		ORGANIZATIONAL SUMMARY) OR
000340		LOOP 2320B (FOR INDIVIDUAL)
000350
000360	X820-TX-TRAILER	CONTAINS THE TRANSACTION
000370		TRAILER SEGMENT
000380
000390
000400	EACH RECORD BEGINS WITH A RECORD CODE AND A SORT KEY
000410	CONTAINING THE FOLLOWING FIELDS.
000420
000430	FIELD	DESCRIPTION
000440
000450
000460	X820-IDENT-SEQ-NUM	PURPOSE IS TO UNIQUELY IDENTIFY
000470		EACH ORGANIZATIONAL OR
000480		INDIVIDUAL
000490
000500	X820-DETAIL-SEQ-NUM	PURPOSE IS TO UNIQUELY IDENTIFY

000510		EACH ORGANIZATION’S OR
000520		INDIVIDUAL’S DETAIL RECORDS
000530
000540	X820-TX-CODE	IDENTIFIES EACH TYPE OF RECORD
000550
000560		00 FOR X820-TX-HEADER
000570		01 FOR X820-ORG-OR-INDIV-IDENT
000580		02 FOR X820-ORG-OR-INDIV-DTL
000590		03 FOR X820-ORG-COUNTS
000600		04 FOR X820-ADJSUTMENT
000610		99 FOR X820-TX-TRAILER
000620
000630	X820-TX-CODE-SEQ-NUM	TO SEQUENCE RECORDS WITHIN A
000640		RECORD TYPE
000650
000660	THE FOLLOWING EXAMPLE SHOWS HOW THIS WORKS, WHERE
000670	IIIII IS A UNIQUE NUMBER FOR EACH ORGANIZATION OR
000680	INDIVIDUAL AND DDDDD IS A UNIQUE NUMBER FOR EACH
000690	ORGANIZATION’S CR INDIVIDUAL’S PAYMENT DETAIL.
000700

000710		IDENT	DETAIL	TX	TX CODE
000720	RECORD	SEQ	SEQ	CODE	SEQ
000730
000740
000750	TX HEADER	ZEROS	ZEROS	00	ZEROS
000760	ORG/INDIV IDENT	IIIII	ZEROS	01	ZEROS
000770	ORG/INDIV DTL	IIIII	DDDDD	02	ZEROS
000780	ORG COUNTS	IIIII	DDDDD	03	01-999999
000790	ADJUSTMENT	IIIII	DDDDD	04	01-999999
000800	TX TRAILER	99999	99999	99	999999
000810
000820
000830
000840
000850
000860
000870
000880

000890	820 TRANSACTION HEADER RECORD (NO LOOP)
000900
000910
000920	01 X820-TX-HEADER.
000930
000940	05 X820-RECORD-CODE
000950	PIC X(02).
000960
000970	05 X820-SORT-KEY.
000980
000990
001000	USE ZEROES FOR THE IDENTIFICATION SEQUENCE NUMBER
001010

001020
001030	10 X820-IDENT-SEQ-NUM
001040	VALUE ZEROES
001050	PIC 9(11).
001060
001070
001080	USE ZEROES FOR THE DETAIL SEQUENCE NUMBER
001090
001100
001110	10 X820-DETAIL-SEQ-NUM
001120	VALUE ZEROES
001130	PIC 9(11).
001140
001150
001160	USE ‘00’ FOR THE TRANSACTION CODE
001170
001180
001190	10 X820-TX-CODE
001200	VALUE ‘00’
001210	PIC X(02).
001220
001230
001240	USE ZEROES FOR TRANSACTION CODE SEQUENCE NUMBER
001250
001260
001270	10 X820-TX-CODE-SEQ-NUM
001280	VALUE ZEROES
001290	PIC 9(05).
001300
001310	05 X820-TX-HEADER-SEG.
001320
001330	10 X820-TX-ID
001340	VALUE ‘820’
001350	PIC X(03).
001360	10 X820-TX-CTL-NUM-HDR
001370	PIC X(09).
001380	10 FILLER
001390	PIC X(10).
001400
001410	05 X820-FINANCIAL-INFO-SEG.
001420
001430	10 X820-TX-HANDLING-CODE
001440	PIC X(02).
001450	10 X820-TOTAL-PREMIUM-AMT
001460	PIC S9(11)V99.
001470	10 X820-DEBIT-CREDIT-FLAG
001480	PIC X(01).
001490	10 X820-PAYMENT-METHOD-CODE
001500	PIC X(03).
001510	10 X820-PAYMENT-FORMAT-CODE
001520	PIC X(10).

001530	10 X820-SENDER-DFI-ID-QUAL
001540	PIC X(02).
001550	10 X820-SENDER-DFI-ID
001560	PIC X(12).
001570	10 X820-SENDER-ACCT-QUAL
001580	PIC X(03).
001590	10 X820-SENDER-ACCT
001600	PIC X(35).
001610	10 X820-SENDER-ID
001620	PIC X(10).
001630	10 X820-SENDER-SUPPL-CODE
001640	PIC X(09).
001650	10 X820-RECEIVER-DFI-ID-QUAL
001660	PIC X(02).
001670	10 X820-RECEIVER-DFI-ID
001680	PIC X(12).
001690	10 X820-SENDER-ACCT-QUAL
001700	PIC X(03).
001710	10 X820-SENDER-ACCT
001720	PIC X(35).
001730	10 X820-CHECK-EFT-DATE
001740	PIC X(08).
001750	10 FILLER
001760	PIC X(10).
001770
001780	05 X820-REASSOCIATION-SEG.
001790
C01800	10 X820-CHECK-EFT-TRACE-TYPE
001810	PIC X(02).
001820	10 X820-CHECK-EFT-TRACE-NUM
001830	PIC X(30).
001840	10 X820-PAYER-ID
001850	PIC X(10).
001860	10 X820-PAYER-SUPPL-CODE
001870	PIC X(30).
001880	10 FILLER
001890	PIC X(10).
001900
001910	05 X820-CURRENCY-SEG.
001920
001930	10 FILLER
001940	PIC X(10).
001950
001960	05 X820-RECEIVER-IDENT-SEG
001970	OCCURS 5 TIMES
001980	INDEXED BY X820-RECEIVER-IDENT-SEG-NDX.
001990
002000	10 X820-RECIEVER-ID-QUAL
002010	PIC X(03).
002020	10 X820-RECIEVER-ID
002030	PIC X(30).

002040	10 FILLER
002050	PIC X(10).
002060
002070	05 X820-PROCESS-DATE-SEG.
002080
002090	10 X820-PROCESS-DATE
002100	PIC X(08).
002110	10 FILLER
002120	PIC X(10).
002130
002140	05 X820-DELIVERY-DATE-SEG.
002150
002160	10 X820-DELIVERY-DATE
002170	PIC X(08).
002180	10 FILLER
002190	PIC X(10).
002200
002210	05 X820-COVERAGE-PERIOD-SEG.
002220
002230	10 X820-COVERAGE-START-DATE
002240	PIC X(08).
002250	10 X820-COVERAGE-END-DATE
002260	PIC X(08).
002270	10 FILLER
002280	PIC X(10).
002290
002300	05 X820-RECEIVER-NAME-SEG.
002310
002320	10 X820-RECEIVER-NAME
002330	PIC X(60).
002340	10 X820-RECEIVER-ID-QUAL
002350	PIC X(02).
002360	10 X820-RECEIVER-ID
002370	PIC X(80).
002380	10 FILLER
002390	PIC X(10).
002400
002410	05 X820-RECEIVER-OTHER-NAME-SEG.
002420
002430	10 X820-RECEIVER-OTHER-NAME
002440	PIC X(60).
002450	10 FILLER
002460	PIC X(10).
002470
002480	05 X820-RECEIVER-ADDRESS-SEG.
002490
002500	10 X820-RECEIVER-ADDR-1
002510	PIC X(55).
002520	10 X820-RECEIVER-ADDR-2
002530	PIC X(55).
002540	10 FILLER

002550	PIC X(10).
002560
002570	05 X820-RECEIVER-CITY-STATE-SEG.
002580
002590	10 X820-RECEIVER-CITY
002600	PIC X(30).
002610	10 X820-RECEIVER-STATE
002620	PIC X(02).
002630	10 X820-RECEIVER-ZIP
002640	PIC X(15).
002650	10 X820-RECEIVER-COUNTRY
002660	PIC X(03).
002670	10 FILLER
002680	PIC X(10).
002690
002700	05 X820-PAYER-NAME-SEG.
002710
002720	10 X820-PAYER-NAME
002730	PIC X(60).
002740	10 X820-PAYER-ID-QUAL
002750	PIC X(02).
002760	10 X820-PAYER-ID
002770	PIC X(80).
002780	10 FILLER
002790	PIC X(10).
002800
002810	05 X820-PAYER-OTHER-NAME-SEG.
002820
002830	10 X820-PAYER-OTHER-NAME
002840	PIC X(60).
002850	10 FILLER
002860	PIC X(10).
002870
002880	05 X820-PAYER-ADDRESS-SEG.
002890
002900	10 X820-PAYER-ADDR-1
002910	PIC X(55).
002920	10 X820-PAYER-ADDR-2
002930	PIC X(55).
002940	10 FILLER
002950	PIC X(10).
002960
002970	05 X820-PAYER-CITY-STATE-SEG.
002980
002990	10 X820-PAYER-CITY
003000	PIC X(30).
003010	10 X820-PAYER-STATE
003020	PIC X(02).
003030	10 X820-PAYER-ZIP
003040	PIC X(15).
003050	10 X820-PAYER-COUNTRY

003060	PIC X(03).
003070	10 FILLER
003080	PIC X(10).
003090
003100	05 X820-PAYER-CONTACT-SEG
003110	OCCURS 5 TIMES
003120	INDEXED BY X820-PAYER-CONTACT-SEG-NDX.
003130
003140	10 X820-PAYER-CONTACT-NAME
003150	PIC X(60).
003160	10 X820-PAYER-COMM
003170	OCCURS 3 TIMES
003180	INDEXED BY X820-PAYER-COMM-NDX.
003190	15 X820-PAYER-COMM-QUAL
003200	PIC X(02).
003210	15 X820-PAYER-COMM-NUM
003220	PIC X(80).
003230	10 FILLER
003240	PIC X(10).
003250
003260
003270
003280	820 ORGANIZATION/INDIVIDUAL IDENTIFICATION RECORD
003290
003300
003310	01 X820-ORG-OR-INDIV-IDENT.
003320
003330	05 X820-RECORD-CODE
003340	PIC X(02).
003350
003360	05 X820-SORT-KEY.
003370
003380
003390	USE SAME IDENTIFICATION SEQUENCE NUMBER FOR EACH
003400	ORGANIZATION OR INDIVIDUAL
003410
003420
003430	10 X820-IDENT-SEQ-NUM
003440	PIC 9(11).
003450
003460
003470	USE ZEROES FOR THE DETAIL SEQUENCE NUMBER
003480
003490
003500	10 X820-DETAIL-SEQ-NUM
003510	VALUE ZEROES
003520	PIC 9(11).
003530
003540
003550	USE ‘01’ FOR THE TRANSACTION CODE
003560

003570
003580	10 X820-TX-CODE
003590	VALUE ‘01’
003600	PIC X(02).
003610
003620
003630	USE ZEROES FOR TRANSACTION CODE SEQUENCE NUMBER
003640
003650
003660	10 X820-TX-CODE-SEQ-NUM
003670	VALUE ZEROES
003680	PIC 9(05).
003690
003700	05 X820-ORG-OR-INDIV-IDENT-SEG.
003710
003720	10 X820-ASSIGNED-NUMBER
003730	PIC 9(06).
003740	10 X820-ORG-OR-INDIV-IND
003750	PIC X(03).
003760	10 X820-ORG-OR-INDIV-ID-QUAL
003770	PIC X(02).
003780	10 X820-ORG-OR-INDIV-ID
003790	PIC X(80).
003800	10 FILLER
003810	PIC X(10).
003820
003830	05 X820-INDIV-NAME-SEG.
003840
003850	10 X820-INDIV-LAST-NAME
003860	PIC X(35).
003870	10 X820-INDIV-FIRST-NAME
003880	PIC X(25).
003890	10 X820-INDIV-MIDDLE-NAME
003900	PIC X(25).
003910	10 X820-INDIV-NAME-PREFIX
003920	PIC X(10).
003930	10 X820-INDIV-NAME-SUFFIX
003940	PIC X(10).
003950	10 X820-INDIV-ID-QUAL
003960	PIC X(02).
003970	10 X820-INDIV-ID
003980	PIC X(80).
003990	10 FILLER
004000	PIC X(10).
004010
004020
004030
004040	820 ORGANIZATION/INDIVIDUAL DETAIL RECORD
004050
004060
004070	01 X820-ORG-OR-INDIV-DTL.

004080
004090	05 X820-RECORD-CODE
004100	PIC X(02).
004110
004120	05 X820-SORT-KEY.
004130
004140
004150	USE SAME IDENTIFICATION SEQUENCE NUMBER FOR EACH
004160	ORGANIZATION OR INDIVIDUAL
004170
004180
004190	10 X820-IDENT-SEQ-NUM
004200	PIC 9(11).
004210
004220
004230	USE UNIQUE SEQUENCE NUMBER FOR EACH ORGANIZATION’S OR
004240	INDIVIDUAL’S DETAIL
004250
004260
004270	10 X820-DETAIL-SEQ-NUM
004280	PIC 9(11).
004290
004300
004310	USE ‘02’ FOR THE TRANSACTION CODE
004320
004330
004340	10 X820-TX-CODE
004350	VALUE ‘02’
004360	PIC X(02).
004370
004380
004390	USE ZEROES FOR TRANSACTION CODE SEQUENCE NUMBER
004400
004410
004420	10 X820-TX-CODE-SEQ-NUM
004430	VALUE ZEROES
004440	PIC 9(05).
004450
004460	05 X820-ORG-OR-INDIV-DTL-SEG.
004470
004480	10 X820-CONTRACT-QUAL
004490	PIC X(03).
004500	10 X820-CONTRACT-NUM
004510	PIC X(30).
004520	10 X820-PMT-ACTION-CODE
004530	PIC X(02).
004540	10 X820-PMT-AMT
004550	PIC S9(11)V99.
004560	10 X820-BILLED-AMT
004570	PIC S9(11)V99.
004580	10 FILLER

004590	PIC X(10).
004600
004610	05 X820-INDIV-COV-PERIOD-SEG.
004620
004630	10 X820-INDIV-COV-START-DATE
004640	PIC X(08).
004650	10 X820-INDIV-COV-END-DATE
004660	PIC X(08).
004670	10 FILLER
004680	PIC X(10).
004690
004700
004710
004720	820 ORGANIZATIONAL COUNT RECORD
004730
004740
004750	01 X820-ORG-COUNTS.
004760
004770	05 X820-RECORD-CODE
004780	PIC X(02).
004790
004800	05 X820-SORT-KEY.
004810
004820
004830	USE SAME IDENTIFICATION SEQUENCE NUMBER FOR EACH
004840	ORGANIZATION OR INDIVIDUAL
004850
004860
004870	10 X820-IDENT-SEQ-NUM
004880	PIC 9(11).
004890
004900
004910	USE UNIQUE SEQUENCE NUMBER FOR EACH ORGANIZATION’S OR
004920	INDIVIDUAL’S DETAILS
004930
004940
004950	10 X820-DETAIL-SEQ-NUM
004960	PIC 9 (11).
004970
004980
004990	USE ‘03’ FOR THE TRANSACTION CODE
005000
005010
005020	10 X820-TX-CODE
005030	VALUE ‘03’
005040	PIC X(02).
005050
005060
005070	USE UNIQUE SEQUENCE NUMBER FOR EACH ORGANIZATION’S
005080	COUNT RECORDS
005090

005100
005110	10 X820-TX-CODE-SEQ-NUM
005120	VALUE ZEROES
005130	PIC 9(05).
005140
005150	05 X820-LI-BASELINE-SEG.
005160
005170	10 X820-LI-BASELINE
005180	PIC X(20).
005190	10 FILLER
005200	PIC X(10).
005210
005220	05 X820-ORG-COUNTS-SEG.
005230
005240	10 X820-LI-CTL-NUM
005250	PIC X(20).
005260	10 X820-HEAD-COUNT
005270	PIC S9(9).
005280	10 X820-TYPE-OF-HEAD-COUNT
005290	PIC X(02).
005300	10 FILLER
005310	PIC X(10).
005320
005330
005340
005350	820 ADJUSTMENT RECORD
005360
005370
005380	01 X820-ADJUSTMENT.
005390
005400	05 X820-RECORD-CODE
005410	PIC X(02).
005420
005430	05 X820-SORT-KEY.
005440
005450
005460	USE SAME IDENTIFICATION SEQUENCE NUMBER FOR EACH
005470	ORGANIZATION OR INDIVIDUAL
005480
005490
005500	10 X820-IDENT-SEQ-NUM
005510	PIC 9(11).
005520
005530
005540	USE UNIQUE SEQUENCE NUMBER FOR EACH ORGANIZATION’S OR
005550	INDIVIDUAL’S DETAILS
005560
005570
005580	10 X820-DETAIL-SEQ-NUM
005590	PIC 9(11).
005600

005610
005620	USE ‘04’ FOR THE TRANSACTION CODE
005630
005640
005650	10 X820-TX-CODE
005660	VALUE ‘04’
005670	PIC X(02).
005680
005690
005700	USE UNIQUE SEQUENCE NUMBER FOR EACH ORGANIZATION’S OR
005710	INDIVIDUAL’S ADJUSTMENT RECORD
005720
005730
005740	10 X820-TX-CODE-SEQ-NUM
005750	VALUE ZEROES
005760	PIC 9(05).
005770
005780	05 X820-ADJUSTMENT-SEG.
005790
005800	10 X820-ADJUSTMENT-AMT
005810	PIC S9(11)V99.
005820	10 X820-ADJUSTMENT-REASON
005830	PIC X(02).
005840	10 FILLER
005850	PIC X(10).
005860
005870
005880
005890	820 TRANSACTION TRAILER RECORD
005900
005910
005920	01 X820-TX-TRAILER.
005930
005940	05 X820-RECORD-CODE
005950	PIC X(02).
005960
005970	05 X820-SORT-KEY.
005980
005990
006000	USE ALL 9’S FOR THE INDENTIFICATION SEQUENCE NUMBER
006010
006020
006030	10 X820-IDENT-SEQ-NUM
006040	VALUE 99999999999
006050	PIC 9(11).
006060
006070
006080	USE ALL 9’S FOR THE DETAIL SEQUENCE NUMBER
006090
006100
006110	10 X820-DETAIL-SEQ-NUM

006120	VALUE 99999999999
006130	PIC 9(11).
006140
006150
006160	USE ‘99’ FOR THE TRANSACTION CODE
006170
006180
006190	10 X820-TX-CODE
006200	VALUE ‘99’
006210	PIC X(02).
006220
006230
006240	USE ALL 9’S FOR THE TRANSACTION CODE SEQUENCE NUMBER
006250
006260
006270	10 X820-TX-CODE-SEQ-NUM
006280	VALUE 99999
006290	PIC 9(05).
006300
006310	05 X820-TX-TRAILER-SEG.
006320
006330	10 X820-TX-NUM-OF-SEG
006340	PIC 9(10).
006350	10 X820-TX-CTL-NUM-TLR
006360	PIC X(09).
006370	10 FILLER
006380	PIC X(10).
000010
000020
000030	ENROLLMENT EDI INTERFACE FILE
000040	COPYBOOK X834V01
000050
000060
000070	THE ENROLLMENT EDI INTERFACE COPYBOOK HAS THE SAME
000080	DATA CONTENT AS THE 834 ENROLLMENT TRANSACTION.
000090
000100	THE ENROLLMENT EDI INTERFACE COPYBOOK CONTAINS 5 RECORDS:
000110

000120	RECORD	DESCRIPTION
000130
000140
000150	X834-TX-HEADER	CONTAINS TRANSACTION HEADER
000160		SEGMENTS
000170
000180	X834-MEMBER-DETAIL	CONTAINS MEMBER DETAIL
000190		LOOP 2000 SEGMENTS
000200
000210	X834-MEMBER-NAME	CONTAINS MEMBER NAME
000220		SEGMENTS FROM LOOPS 2100A,
000230		2100B, 2100C, 2100D, 2100E,
000240		2100F, 2100G, AND 2200

000250
000260	X834-HEALTH-COVERAGE	CONTAINS HEALTH COVERAGE
000270		SEGMENTS FROM LOOPS 2300,
000280		2100, AND 2320
000290
000300	X834-TX-TRAILER	CONTAINS TRANSACTION TRAILER
000310		SEGMENTS
000320
000330	EACH RECORD BEGINS WITH A RECORD CODE AND A SORT KEY
000340	CONTAINING THE FOLLOWING FIELDS.
000350
000360	FIELD	DESCRIPTION
000370
000380
000390	X834-MEMBER-SEQ-NUM	PURPOSE IS TO UNIQUELY IDENTIFY
000400		EACH MEMBER’S DATA. THE MEMBER
000410		SEQUENCE NUMBER FOR THE
000420		X834-TX-HEADER RECORD IS ALL
000430		ZEROES AND ALL NINES FOR THE
000440		X834-TX-TRAILER RECORD.
000450
000460
000470		EACH MEMBER’S DETAIL, MEMBER
000480		NAME AND HEALTH COVERAGE RECORDS
000490		WILL HAVE THE SAME MEMBER
000500		SEQUENCE NUMBER
000510
000520	X834-TX-CODE	IDENTIFIES EACH TYPE OF RECORD
000530
000540		00 FOR X834-TX-HEADER
000550		01 FOR X834-MEMBER-DETAIL
000560		02 FOR X834-MEMBER-NAME
000570		03 FOR X834-HEALTH-COVERAGE
000580		99 FOR X834-TX-TRAILER
000590
000600
000610	X834-TX-CODE-SEQ-NUM	TO SEQUENCE RECORDS WITHIN A
000620		RECORD TYPE (NECESSARY ONLY
000630		FOR THE X834-TX-HEALTH-COVERAGE
000640		RECORDS). THE SEQUENCE NUMBER
000650		FOR A MEMBER’S FIRST HEALTH
000660		COVERAGE RECORD IS ‘001’, FOR
000670		THE SECOND ‘002’, ETC.
000680
000690

000700	THE FOLLOWING EXAMPLE SHOWS HOW THIS WORKS, WHERE
000710	MMMMM IS A UNIQUE NUMBER FOR EACH MEMBER.
000720
000730
000740	RECORD	MEMBER SEQ	TX CODE	TX CODE SEQ
000750
000760
000770	TX HEADER	ZEROS	00	ZEROS
000780	MEMBER DETAIL	MMMMM	01	ZEROS
000790	MEMBER NAME	MMMMM	02	ZEROS
000800	HEALTH COVERAGE	MMMMM	03	01 - 99
000810	TX TRAILER	99999	99	99999
000820

000830
000840	WARNING!!!! THE ENROLLMENT EDI INTERFACE FILE HAS ONLY
000850	FIVE (5) OCCURRENCES OF PROVIDER DATA WITHIN
000860	EACH OCCURRENCE OF HEALTH COVERAGE (WHICH
000870	SHOULD BE MORE THAN ENOUGH). THE 834
000880	IMPLEMENTATION ON GUIDE SAYS THERE COULD BE
000890	AS MANY AS THIRTY (30) OCCURRENCES OF
000900	PROVIDER DATA WITHIN EACH HEALTH COVERAGE.
000910
000920
000930
000940
000950
000960
000970	834 - TRANSACTION HEADER RECORD
000980
000990
001000	01 X834-TX-HEADER.
001010
001020	05 X834-RECORD-CODE
001030	PIC X(02).
001040
001050	05 X834-TX-SORT-KEY.
001060
001070
001080	USE ZEROES FOR MEMBER SEQUENCE NUMBER
001090
001100
001110	10 X834-MEMBER-SEQ-NUM
001120	VALUE ZEROS
001130	PIC 9(11).
001140
001150
001160	USE ZEROES FOR TRANSACTION CODE
001170
001180
001190	10 X834-TX-CODE
001200	VALUE ZEROS
001210	PIC X(02) .
001220
001230
001240	USE ZEROES FOR TRANSACTION CODE SEQUENCE NUMBER.
001250
001260

001270	10 X834-TX-CODE-SEQ-NUM
001280	VALUE ZEROES
001290	PIC 9(03).
001300
001310	05 X834-TX-HEADER-SEG.
001320	10 X834-TX-ID
001330	VALUE ‘834’
001340	PIC X(03).
001350	10 X834-TX-CTL-NUM
001360	PIC X(09).
001370	10 FILLER
001380	PIC X(10).
001390
001400	05 X834-BEG-SEGMENT.
001410	10 X834-TX-PURPOSE-CODE
001420	PIC X(02).
001430	10 X834-TX-ID-CODE
001440	PIC X(30).
001450	10 X834-TX-CREATION-DATE
001460	PIC X(08).
001470	10 X834-TX-CREATION-TIME
001480	PIC X(08).
001490	10 X834-TX-TIME-ZONE
001500	PIC X(02).
001510	10 X834-PREV-TX-ID-CODE
001520	PIC X(30).
001530	10 X834-TX-ACTION-CODE
001540	PIC X(02).
001550	10 FILLER
001560	PIC X(10).
001570
001580	05 X834-TX-POLILCY-SEG.
001590	10 X834-MASTER-POLICY-NUM
001600	PIC X(30).
001610	10 FILLER
001620	PIC X(10).
001630
001640	05 X834-TX-EFF-DTE-SEG.
001650	10 X834-TX-FILE-EFF-DTE-QUAL
001660	PIC X(03).
001670	10 X834-TX-FILE-EFF-DTE
001680	PIC X(08).
001690	10 FILLER
001700	PIC X(10).
001710
001720	834 LOOP 1000A SPONSOR NAME
001730
001740	05 X834-SPONSOR-SEG.
001750	10 X834-SPONSOR-NAME
001760	PIC X(60).
001770	10 X834-SPONSOR-ID-QUAL

001780	PIC X(02).
001790	10 X834-SPONSOR-ID
001800	PIC X(80).
001810	10 FILLER
001820	PIC X (10).
001830
001840	834 LOOP 1000B PAYER
001850
001860	05 X834-PAYER-SEG.
001870	10 X834-PAYER-NAME
001880	PIC X(60).
001890	10 X834-PAYER-ID-QUAL
001900	PIC X(02).
001910	10 X834-PAYER-ID
001920	PIC X(80).
001930	10 FILLER
001940	PIC X(10).
001950
001960	834 LOOP 1000C TPA/BROKER NAME
001970
001980	05 X834-TPA-BROKER-SEG
001990	OCCURS 2 TIMES
002000	INDEXED BY X834-TPA-BROKER-SEG-NDX.
002010	10 X834-TPA-BROKER-IND
002020	PIC X(03).
002030	10 X834-TPA-BROKER-NAME
002040	PIC X(60).
002050	10 X834-TPA-BROKER-ID-QUAL
002060	PIC X(02).
002070	10 X834-TPA-BROKER-ID
002080	PIC X(80).
002090	10 FILLER
002100	PIC X(10).
002110
002120	834 LOOP 1100C TPA/BROKER ACCOUNT
002130
002140	10 X834-TPA-BROKER-ACCT-NUM
002150	OCCURS 2 TIMES
002160	INDEXED BY X834-TPA-BROKER-ACCT-NUM-NDX
002170	PIC X(35).
002180
002190
002200
002210	834 - MEMBER DETAIL RECORD
002220
002230
002240
002250	834 LOOP 2000 MEMBER LEVEL DETAIL
002260
002270	01 X834-MEMBER-DETAIL.
002280

002290	05 X834-RECORD-CODE
002300	PIC X(02).
002310
002320	05 X834-TX-SORT-KEY.
002330
002340
002350	USE SAME MEMBER SEQUENCE NUMBER FOR EACH MEMBER
002360
002370
002380	10 X834-MEMBER-SEQ-NUM
002390	PIC 9(11).
002400
002410
002420	USE ‘01’ FOR TRANSACTION CODE
002430
002440
002450	10 X834-TX-CODE
002460	VALUE ‘01’
002470	PIC X(02).
002480
002490
002500	USE ZEROES FOR TRANSACTION CODE SEQUENCE NUMBER
002510
002520
002530	10 X834-TX-CODE-SEQ-NUM
002540	VALUE ZEROES
002550	PIC 9(03).
002560
002570	05 X834-INSURED-BENEFIT-SEG.
002580	10 X834-INSURED-IND
002590	PIC X(01).
002600	10 X834-RELATIONSHIP-CODE
002610	PIC X(02).
002620	10 X834-MAINT-TYPE-CODE
002630	PIC X(03).
002640	10 X834-MAINT-REASON-CODE
002650	PIC X(03).
002660	10 X834-BENEFIT-STATUS-CODE
002670	PIC X(01).
002680	10 X834-MEDICARE-PLAN-CODE
002690	PIC X(01).
002700	10 X834-COBRA-QUAL-CODE
002710	PIC X(02).
002720	10 X834-EMPLOY-STATUS-CODE
002730	PIC X(02).
002740	10 X834-STUDENT-STATUS-CODE
002750	PIC X(01).
002760	10 X834-HANDICAP-IND
002770	PIC X(01).
002780	10 X834-DATE-OF-DEATH
002790	PIC X(08).

002800	10 X834-BIRTH-SEQ-NUM
002810	PIC 9(09).
002820	10 FILLER
002830	PIC X(30).
002840
002850	05 X834-SUBSCRIBER-SEG.
002860	10 X834-SUBSCRIBER-ID
002870	PIC X(30).
002880	10 FILLER
002890	PIC X(10).
002900
002910	05 X834-MBR-POLICY-SEG.
002920	10 X834-POLICY-NUMBER
002930	PIC X(30).
002940	10 FILLER
002950	PIC X(10).
002960
002970	05 X834-MBR-ID-SEG
002980	OCCURS 5 TIMES
002990	INDEXED BY X834-MBR-ID-SEG-NDX.
003000	10 X834-MBR-ID-QUAL
003010	PIC X(03).
003020	10 X834-SUBSCR-SUPPL-ID
003030	PIC X(30).
003040	10 FILLER
003050	PIC X(10).
003060
003070	05 X834-PRIOR-COV-MONTHS-SEG.
003080	10 X834-NUM-PRIOR-COV-MONTH
003090	PIC 9(03).
003100	10 FILLER
003110	PIC X(10).
003120	05 X834-MEMBER-LEVEL-DATE
003130	OCCURS 20 TIMES
003140	INDEXED BY X834-MEMBER-LEVEL-DATE-NDX.
003150	10 X834-MBR-EFF-DTE-QUAL
003160	PIC X(03).
003170	10 X834-MBR-EFF-DTE
003180	PIC X(08).
003190	10 FILLER
003200	PIC X(10).
003210
003220
003230
003240	834 – MEMBER NAME RECORD
003250
003260
003270	834 LOOP 2100A MEMBER NAME
003280
003290	01 X834-MEMBER-NAME.
003300

003310	05 X834-RECORD-CODE
003320	PIC X(02).
003330
003340	05 X834-TX-SORT-KEY.
003350
003360
003370	USE SAME MEMBER SEQUENCE NUMBER FOR EACH MEMBER
003390
003400	10 X834-MEMBER-SEQ-NUM
003410	PIC 9(11).
003420
003430
003440	USE ‘02’ FOR TRANSACTION CODE
003460
003470	10 X834-TX-CODE
003480	VALUE ‘02’
003490	PIC X(02).
003500
003510
003520	USE ZEROES FOR TRANSACTION CODE SEQUENCE NUMBER
003530
003540
003550	10 X834-TX-CODE-SEQ-NUM
003560	VALUE ZEROES
003570	PIC 9(03).
003580
003590	05 X834-MEMBER-NAME-SEG.
003600	10 X834-ENROLL-IND
003610	PIC X(03).
003620	10 X834-MEMBER-LAST-NAME
003630	PIC X(35).
003640	10 X834-MEMBER-FIRST-NAME
003650	PIC X(25).
003660	10 X834-MEMBER-MIDDLE-NAME
003670	PIC X(25).
003680	10 X834-MEMBER-NAME-SUFFIX
003690	PIC X(10).
003700	10 X834-MEMBER-ID-QUAL
003710	PIC X(02).
003720	10 X834-MEMBER-ID
003730	PIC X(80).
003740	10 FILLER
003750	PIC X(30).
003760
003770	05 X834-COMM-NUM-SEG
003780	OCCURS 3 TIMES
003790	INDEXED BY X834-COMM-NUM-SEG-NDX.
003800	10 X834-COMM-NUM-QUAL
003810	PIC X(02).

003820	10 X834-COMM-NUM
003830	PIC X(80).
003840	10 FILLER
003850	PIC X(10).
003860
003870	05 X834-RESIDENCE-STREET-SEG.
003880	10 X834-MEMBER-ADDR-1
003890	PIC X(55).
003900	10 X834-MEMBER-ADDR-2
003910	PIC X(55).
003920	10 FILLER
003930	PIC X(10).
003940
003950	05 X834-RESIDENCE-CITY-STATE-SEG.
003960	10 X834-MEMBER-CITY
003970	PIC X(30).
003980	10 X834-MEMBER-STATE
003990	PIC X(02).
004000	10 X834-MEMBER-ZIP-CODE
004010	PIC X(15).
004020	10 X834-MEMBER-COUNTRY
004030	PIC X(03).
004040	10 X834-MEMBER-LOC-QUAL
004050	PIC X(02).
004060	10 X834-MEMBER-LOC-CODE
004070	PIC X(30).
004080	10 FILLER
004090	PIC X(10).
004100
004110	05 X834-DEMOGRAPHICS-SEG.
004120	10 X834-MEMBER-DATE-OF-BIRTH
004130	PIC X(08).
004140	10 X834-MEMBER-SEX-CODE
004150	PIC X(01).
004160	10 X834-MEMBER-MARITAL-STAT
004170	PIC X(01).
004180	10 X834-MEMBER-RACE
004190	PIC X (01).
004200	10 X834-MEMBER-CITIZENSHIP
004210	PIC X(02).
004220	10 FILLER
004230	PIC X(10).
004240
004250	05 X834-INCOME-SEG.
004260	10 X834-INCOME-FREQ-CODE
004270	PIC X(01).
004280	10 X834-WAGE-AMOUNT
004290	PIC 9(11)V99.
004300	10 X834-WORK-HOURS-COUNT
004310	PIC 9(03).
004320	10 X834-WORK-LOC-ID-CODE

004330	PIC X(30).
004340	10 X834-SALARY-GRADE
004350	PIC X(05).
004360	10 FILLER
004370	PIC X(10).
004380
004390	05 X834-POLICY-AMT-SEG.
004400	OCCURS 5 TIMES
004410	INDEXED BY X834-POLICY-AMT-SEG-NDX.
004420	10 X834-POLICY-AMT-QUAL
004430	PIC X(03).
004440	10 X834-POLICY-AMT
004450	PIC 9(11)V99.
004460	10 FILLER
004470	PIC X(10).
004480
004490	05 X834-HEALTH-INFO-SEG.
004500	10 X834-HEALTH-REL-CODE
004510	PIC X(01).
004520	10 X834-HEIGHT
004530	PIC 9(08).
004540	10 X834-WEIGHT
004550	PIC 9(10).
004560	10 FILLER
004570	PIC X(10).
004580
004590	05 X834-LANGUAGE-SEG.
004600	OCCURS 5 TIMES
004610	INDEXED BY X834-LANGUAGE-SEG-NDX.
004620	10 X834-LANG-CODE-QUAL
004630	PIC X(02).
004640	10 X834-LANG-CODE
004650	PIC X(80).
004660	10 X834-LANG-DESC
004670	PIC X(80).
004680	10 X834-LANG-USE-IND
004690	PIC X(02).
004700	10 X834-LANG-PROFICIENCY-IND
004710	PIC X(01).
004720	10 FILLER
004730	PIC X(10).
004740
004750	834 LOOP 2100B INCORRECT MEMBER NAME
004760
004770	05 X834-INCORRECT-NAME-SEG.
004780	10 X834-PRIOR-LAST-NAME
004790	PIC X(35).
004800	10 X834-PRIOR-FIRST-NAME
004810	PIC X(25).
004820	10 X834-PRIOR-MIDDLE-NAME
004830	PIC X(25).

004840	10 X834-PRIOR-NAME-SUFFEX
004850	PIC X(10).
004860	10 X834-PRIOR-MEMBER-ID-QUAL
004870	PIC X(02).
004880	10 X834-PRIOR-MEMBER-ID
004890	PIC X(80).
004900	10 FILLER
004910	PIC X(10).
004920
004930	05 X834-INCORRECT-DEMO-SEG.
004940	10 X834-PRIOR-DATE-OF-BIRTH
004950	PIC X(08).
004960	10 X834-PRIOR-SEX-CODE
004970	PIC X(01).
004980	10 FILLER
004990	PIC X(10).
005000
005010	834 LOOP 2100C MEMBER MAILING ADDRESS
005020
005030	05 X834-MAIL-STREET-SEG.
005040	10 X834-MAIL-ADDR-1
005050	PIC X(55).
005060	10 X834-MAIL-ADDR-2
005070	PIC X(55).
005080	10 FILLER
005090	PIC X(10).
005100
005110	05 X834-MAIL-CITY-STATE-SEG.
005120	10 X834-MAIL-CITY
005130	PIC X(30).
005140	10 X834-MAIL-STATE
005150	PIC X(02).
005160	10 X834-MAIL-ZIP-CODE
005170	PIC X(15).
005180	10 X834-MAIL-COUNTRY
005190	PIC X(03).
005200	10 FILLER
005210	PIC X(10).
005220
005230	834 LOOP 2100D MEMBER EMPLOYER
005240
005250	05 X834-EMPLOYER-NAME-SEG.
005260	10 X834-EMPLOYER-TYPE-IND
005270	PIC X(03).
005280	10 X834-EMPLOYER-LAST-NAME
005290	PIC X(35).
005300	10 X834-EMPLOYER-FIRST-NAME
005310	PIC X(25).
005320	10 X834-EMPLOYER-MIDDLE-NAME
005330	PIC X(25).
005340	10 X834-EMPLOYER-NAME-SUFFIX

005350	PIC X(10).
005360	10 X834-EMPLOYER-ID-QUAL
005370	PIC X(02).
005380	10 X834-EMPLOYER-ID
005390	PIC X(80).
005400	10 FILLER
005410	PIC X(10).
005420
005430	05 X834-EMPLOYER-COMM-NUM-SEG.
005440	OCCURS 3 TIMES
005450	INDEXED BY X834-EMPLOYER-COMM-NUM-SEG-NDX.
005460	10 X834-EMPLOYER-COMM-QUAL
005470	PIC X(02).
005480	10 X834-EMPLOYER-COMM-NUM
005490	PIC X(80).
005500	10 FILLER
005510	PIC X(10).
005520
005530	05 X834-EMPLOYER-STREET-SEG.
005540	10 X834-EMPLOYER-ADDR-1
005550	PIC X(55).
005560	10 X834-EMPLOYER-ADDR-2
005570	PIC X(55).
005580	10 FILLER
005590	PIC X(10).
005600
005610	05 X834-EMPLOYER-CITY-STATE-SEG.
005620	10 X834-EMPLOYER-CITY
005630	PIC X(30).
005640	10 X834-EMPLOYER-STATE
005650	PIC X(02).
005660	10 X834-EMPLOYER-ZIP-CODE
005670	PIC X(15).
005680	10 X834-EMPLOYER-COUNTRY
005690	PIC X(03).
005700	10 FILLER
005710	PIC X(10).
005720
005730	834 LOOP 2100E MEMBER SCHOOL
005740
005750	05 X834-SCHOOL-NAME-SEG.
005760	10 X834-SCHOOL-NAME
005770	PIC X(35).
005780	10 FILLER
005790	PIC X(10).
005800
005810	05 X834-SCHOOL-COMM-SEG.
005820	OCCURS 3 TIMES
005830	INDEXED BY X834-SCHOOL-COMM-SEG-NDX.
005840	10 X834-SCHOOL-COMM-QUAL
005850	PIC X(02).

005860	10 X834-SCHOOL-COMM-NUM
005870	PIC X(80).
005880	10 FILLER
005890	PIC X(10).
005900
005910	05 X834-SCHOOL-STREET-SEG.
005920	10 X834-SCHOOL-APDR-1
005930	PIC X(55).
005940	10 X834-SCHOOL-ADDR-2
005950	PIC X(55).
005960	10 FILLER
005970	PIC X(10).
005980
005990	05 X834-SCHOOL-CITY-STATE-SEG.
006000	10 X834-SCHOOL-CITY
006010	PIC X(30).
006020	10 X834-SCHOOL-STATE
006030	PIC X(02).
006040	10 X834-SCHOOL-ZIP-CODE
006050	PIC X(15).
006060	10 X834-SCHOOL-COUNTRY
006070	PIC X(03).
006080	10 FILLER
006090	PIC X(10).
006100
006110	834 LOOP 2100F CUSTODIAL PARENT
006120
006130	05 X834-PARENT-NAME-SEG.
006140	10 X834-PARENT-LAST-NAME
006150	PIC X(35).
006160	10 X834-PARENT-FIRST-NAME.
006170	PIC X(25).
006180	10 X834-PARENT-MIDDLE-NAME
006190	PIC X(25).
006200	10 X834-PARENT-NAME-SUFFIX
006210	PIC X(10).
006220	10 X834-PARENT-ID-QUAL
006230	PIC X(02).
006240	10 X834-PARENT-ID
006250	PIC X(80).
006260	10 FILLER
006270	PIC X(10).
006280
006290	05 X834-PARENT-COMM-SEG.
006300	OCCURS 3 TIMES
006310	INDEXED BY X834-PARENT-COMM-SEG-NDX.
006320	10 X834-PARENT-COMM-QUAL
006330	PIC X(02).
006340	10 X834-PARENT-COMM-NUM
006350	PIC X(80)
006360	10 FILLER

006370	PIC X(10).
006380
006390	05 X834-PARENT-STREET-SEG.
006400	10 X834-PARENT-ADDR-1
006410	PIC X(55).
006420	10 X834-PARENT-ADDR-2
006430	PIC X(55).
006440	10 FILLER
006450	PIC X(10).
006460
006470	05 X834-PARENT-CITY-STATE-SEG.
006480	10 X834-PARENT-CITY
006490	PIC X(30).
006500	10 X834-PARENT-STATE
006510	PIC X(02).
006520	10 X834-PARENT-ZIP-CODE
006530	PIC X(15).
006540	10 X834-PARENT-COUNTRY
006550	PIC X(03).
006560	10 FILLER
006570	PIC X(10).
006580
006590	834 LOOP 2100G RESPONSIBLE PERSON
006600
006610	05 X834-RESP-NAME-SEG.
006620	10 X834-RESP-TYPE-IND
006630	PIC X(03).
006640	10 X834-RESP-LAST-NAME
006650	PIC X(35).
006660	10 X834-RESP-FIRST-NAME
006670	PIC X(25).
006680	10 X834-RESP-MIDDLE-NAME
006690	PIC X(25).
006700	10 X834-RESP-NAME-SUFFIX
006710	PIC X(10).
006720	10 X834-RESP-ID-QUAL
006730	PIC X(02).
006740	10 X834-RESP-ID
006750	PIC X(80).
006760	10 FILLER
006770	PIC X(10).
006780
006790	05 X834-RESP-COMM-SEG
006800	OCCURS 3 TIMES
006810	INDEXED BY X834-RESP-COMM-SEG-NDX.
006820	10 X834-RESP-COMM-QUAL
006830	PIC X(02).
006840	10 X834-RESP-COMM-NUM
006850	PIC X(80).
006860	10 FILLER
006870	PIC X(10).

006880
006890	05 X834-RESP-STREET-SEG.
006900	10 X834-RESP-ADDR-2
006910	PIC X(55).
006920	10 X834-RESP-ADDR-2
006930	PIC X(55).
006940
006950	05 X834-RESP-CITY-STATE-SEG.
006960	10 X834-RESP-CITY
006970	PIC X(30).
006980	10 X834-RESP-STATE
006990	PIC X(02).
007000	10 X834-RESP-ZIP-CODE
007010	PIC X(15).
007020	10 X834-RESP-COUNTRY
007030	PIC X(03).
007040	10 FILLER
007050	PIC X(10).
007060
007070	834 LOOP 2200 DISABILITY INFORMATION
007080
007090	05 X834-DISABL-INFO-SEG.
007100	10 X834-DISABL-TYPE-CODE
007110	PIC X(01).
007120	10 X834-DISABL-DIAG-CODE
007130	PIC X(15).
007140	10 FILLER
007150	PIC X(10).
007160
007170	05 X834-DISABL-DATES-SEG
007180	OCCURS 10 TIMES
007190	INDEXED BY X834-DISABL-DATES-SEG-NDX.
007200	10 X834-DISABL-DATE-QUAL
007210	PIC X(03).
007220	10 X834-DISABL-DATE
007230	PIC X(08).
007240	10 FILLER
007250	PIC X(10).
007260
007270
007280
007290	834 - MEMBER HEALTH COVERAGE RECORD(S)
007300
007310
007320	834 LOOP 2300 HEALTH COVERAGE
007330
007340	01 X834-HEALTH-COVERAGE.
007350
007360	05 X834-RECORD-CODE
007370	PIC X(02).
007380

007390	05 X834-TX-SORT-KEY.
007400
007410
007420	USE SAME MEMBER SEQUENCE NUMBER FOR EACH MEMBER
007430
007440
007450	10 X8 34-MEMBER-SEQ-NUM
007460	PIC 9(11).
007470
007480
007490	USE ‘03’ FOR TRANSACTION CODE
007500
007510
007520	10 X834-TX-CODE
007530	VALUE ‘03’
007540	PIC X(02).
007550
007560
007570	USE 01 - 99 TO UNIQUELY IDENTIFY EACH HEALTH COVERAGE
007580	RECORD FOR A MEMBER
007590
007600
007610	05 X834-TX-CODE-SEQ-NUM
007620	PIC 9(03).
007630
007640	05 X834-HEALTH-COV-SEG.
007650	10 X834-COV-TYPE-CODE
007660	PIC X(03).
007670	10 X834-COV-INS-LINE-CODE
007680	PIC X(03).
007690	10 X834-COV-PLAN-DESC
007700	PIC X(50).
007710	10 X834-COV-LEVEL-CODE
007720	PIC X(03).
007730	10 FILLER
007740	PIC X(10).
007750
007760	05 X834-HEALTH-COV-DATES-SEG
007770	OCCURS 10 TIMES
007780	INDEXED BY X834-HEALTH-COV-DATES-SEG-NDX.
007790	10 X834-COV-DATE-QUAL
007800	PIC X(03).
007810	10 X834-COV-DATE
007820	PIC X(08).
007830	10 FILLER
007840	PIC X(10).
007850
007860	05 X834-HEALTH-COV-AMT-SEG
007870	OCCURS 4 TIMES
007880	INDEXED BY X834-HEALTH-COV-AMT-SEG-NDX.
007890	10 X834-CONTRACT-AMT-QUAL

007900	PIC X(03).
007910	10 X834-CONTRACT-AMT
007920	PIC 9(11)V99.
007930	10 FILLER
007940	PIC X(10).
007950
007960	05 X834-POLICY-NUM-SEG
007970	OCCURS 2 TIMES
007980	INDEXED BY X834-POLICY-NUM-SEG-NDX.
007990	10 X834-POLICY-NUM-QUAL
008000	PIC X(03).
008010	10 X834-POLICY-NUM
008020	PIC X(30).
008030	10 FILLER
008040	PIC X(10).
008050
008060	05 X834-HEALTH-COV-ID-CARD
008070	OCCURS 10 TIMES
008080	INDEXED BY X834-HEALTH-COV-ID-CARD-NDX.
008090	10 X834-ID-CARD-PLAN-DESC
008100	PIC X(50).
008110	10 X834-ID-CARD-TYPE-CODE
008120	PIC X(01).
008130	10 X834-ID-CARD-COUNT
008140	PIC 9(03).
008150	10 X834-ID-CARD-ACTION-CODE
008160	PIC X(02).
008170	10 FILLER
008180	PIC X(10).
008190
008200	834 LOOP 2310 PROVIDER INFORMATION
008210
008220	NOTE: PROVIDER DATA OCCURS ONLY 5 TIMES IN THE COPYBOOK.
008230	THE IMPLEMENATION GUIDE SAYS PROVIDER DATA CAN
008240	OCCUR AS MANY AS 30 TIMES.
008250
008260	05 X834-PROV-DATA
008270	OCCURS 5 TIMES
008280	INDEXED BY X834-PROV-DATA-NDX.
008290
008300	10 X834-PROV-INFO-SEG.
008310	15 X834-PROV-LX-NUMBER
008320	PIC 9(06).
008330
008340	10 X834-PROV-NAME-SEG.
008350	15 X834-PROV-TYPE-CODE
008360	PIC X(03).
008370	15 X834-PROV-TYPE-QUAL
008380	PIC X(01).
008390	15 X834-PROV-LAST-NAME
008400	PIC X(35).

008410	15 X834-PROV-FIRST-NAME
008420	PIC X(25).
008430	15 X834-PROV-MIDDLE-NAME
008440	PIC X(25).
008450	15 X834-PROV-NAME-PREFIX
008460	PIC X(10).
008470	15 X834-PROV-NAME-SUFFIX
008480	PIC X(10).
008490	15 X834-PROV-ID-QUAL
008500	PIC X(02).
008510	15 X834-PROV-ID
008520	PIC X(80).
008530	15 X834-PATIENT-RELATIONSHIP
008540	PIC X(02).
008550	15 FILLER
008560	PIC X(10).
008570
008580	10 X834-PROV-CITY-STATE-SEG.
008590	15 X834-PROV-CITY
008600	PIC X(30).
008610	15 X834-PROV-STATE
008620	PIC X(02).
008630	15 X834-PROV-ZIP-CODE
008640	PIC X(15).
008650	15 X834-PROV-COUNTRY
008660	PIC X(03).
008670	15 X834-PROV-LOC-ID-QUAL
008680	PIC X(02).
008690	15 X834-PROV-LOC-ID
008700	PIC X(30).
008710	15 FILLER
008720	PIC X(10).
008730
008740	10 X834-PROV-COMM-NUM-SEG
008750	OCCURS 6 TIMES
008760	INDEXED BY X834-PROV-COMM-NUM-SEG-NDX.
008770	15 X834-PROV-COMM-NUM-QUAL
008780	PIC X(02).
008790	15 X834-PROV-COMM-NUM
008800	PIC X(80).
008810	15 FILLER
008820	PIC X(10).
008830
008840	10 X834-PCP-CHANGE-REASON-SEG.
008850	15 X834-PCP-EFF-DATE
008860	PIC X(08).
008870	15 X834-PCP-MAINT-REASON
008880	PIC X(03).
008890	15 FILLER
008900	PIC X(10).
008910

008920	834 LOOP 2320 COORDINATION OF BENEFITS
008930
008940	05 X834-COB-DATA
008950	OCCURS 5 TIMES
008960	INDEXED BY X834-COB-DATA-NDX.
008970
008980	10 X834-COB-SEG.
008990	15 X834-PAYER-RESP-SEQ-NUM
009000	PIC X(01).
009010	15 X834-PAYER-ID
009020	PIC X(30).
009030	15 X834-COB-CODE
009040	PIC X(01).
009050	15 FILLER
009060	PIC X(10).
009070
009080	10 X834-OTHER-COB-ID-SEG
009090	OCCURS 5 TIMES
009100	INDEXED BY X834-OTHER-COB-ID-SEG-NDX.
009110	15 X834-COB-ID-QUAL
009120	PIC X(03).
009130	15 X834-COB-POLICY-NUM
009140	PIC X(30).
009150	15 FILLER
009160	PIC X(10).
009170
009180	10 X834-OTHER-INS-NAME-SEG.
009190	15 X834-OTHER-INS-NAME
009200	PIC X(60).
009210	15 X834-OTHER-INS-ID-QUAL
009220	PIC X(02).
009230	15 X834-OTHER-INS-ID
009240	PIC X(80).
009250	15 FILLER
009260	PIC X(10).
009270
009280	10 X834-COB-ELIG-DATES-SEG
009290	OCCURS 2 TIMES
009300	INDEXED BY X834-COB-ELIG-DATES-SEG-NDX.
009310	15 X834-COB-ELIG-DATE-QUAL
009320	PIC X(03).
009330	15 X834-COB-ELIG-DATE
009340	PIC X(08).
009350	15 FILLER
009360	PIC X(10).
009370/
009380
009390
009400	834 - TRANSACTION TRAILER RECORD
009410
009420

009430	01 X834-TX-TRAILER.
009440
009450	05 X834-RECORD-CODE
009460	PIC X(02).
009470
009480	05 X834-TX-SORT-KEY.
009490
009500
009510	USE ALL 9’S FOR MEMBER SEQUENCE NUMBER
009520
009530
009540	10 X834-MEMBER-SEQ-NUM
009550	VALUE 99999999999
009560	PIC 9 (11).
009570
009580
009590	USE ‘99’ FOR TRANSACTION CODE
009600
009610
009620	10 X834-TX-CODE
009630	VALUE ‘99’
009640	PIC X(02).
009650
009660
009670	USE ALL 9’S FOR TRANSACTION CODE SEQUENCE NUMBER
009680
009690
009700	10 X834-TX-CODE-SEQ-NUM
009710	VALUE 999
009720	PIC 9(03).
009730
009740	05 X834-TX-TRAILER-SEG.
009750	10 X834-TRAILER-NUM-OF-SEG
009760	PIC 9(10).
009770	10 X834-TRAILER-CTL-NUM
009780	PIC X(09).
009790	10 FILLER
009800	PIC X(10).

000010
000020
000030	REMITTANCE ADVICE EDI INTERFACE
000040	COPYBOOK X835V01
000050
000060
000070	THE REMITTANCE ADVICE EDI INTERFACE COPYBOOK HAS THE
000080	SAME DATA CONTENT AS THE 835 REMITTANCE ADVICE
000090	TRANSACTION.
000100
000110	THE REMITTANCE ADVICE INTERFACE COPYBOOK CONTAINS X
000120	RECORDS:
000130
000140	RECORD	DESCRIPTION
000150
000160
000170	X835-TX-HEADER	CONTAINS TRANSACTION HEADER
000180		SEGMENTS
000190
000200	X835-PAYER-IDENT	CONTAINS LOOP 1000A SEGMENTS
000210
000220	X835-PAYEE-IDENT	CONTAINS LOOP 1000B SEGMENTS
000230
000240	X835-PROV-SUMMARY	CONTAINS PROVIDER SUMMARY
000250		LOOP 2000 SEGMENTS
000260
000270	X835-CLM-PMT	CONTAINS CLAIM PAYMENT
000280		LOOP 2100 SEGMENTS
000290
000300	X835-CLM-CAS	CONTAINS CLAIM ADJUSTMENT
000310		CAS SEGMENTS FROM LOOP 2110
000320
000330	X835-CLM-TREAT-PROV	CONTAINS TREATING PROVIDER
000340		REF SEGMENTS FROM LOOP 2110
000350
000360	X835-CLM-SUPPL-INFO	CONTAINS CLAIM SUPPLEMENTAL
000370		AMT SEGMENTS FROM LOOP 2110
000380
000390	X835-CLM-SUPPL-QTY	CONTAINS CLAIM SUPPLEMENTAL
000400		QTY SEGMENTS FROM LOOP 2110
000410
000420	X835-SVC-PMT	CONTAINS SERVICE PAYMENT
000430		LOOP 2110 SEGMENTS
000440
000450	X835-SVC-CAS	CONTAINS SERVICE ADJUSTMENT
000460		CAS SEGMENTS FROM LOOP 2110
000470
000480	X835-SVC-TREAT-PROV	CONTAINS SERVICE TREATING PROV
000490		REF SEGMENTS FROM LOOP 2110
000500
000510	X835-SVC-SUPPL-INFO	CONTAINS SERVICE SUPPLEMENTAL

000520		AMT SEGMENTS FROM LOOP 2110
000530
000540	X835-SVC-SUPPL-QTY	CONTAINS SERVICE SUPPLEMENTAL
000550		QTY SEGMENTS FROM LOOP 2110
000560
000570	X835-SVC-REMARKS	CONTAINS SERVICE REMARKS
000580		LQ SEGMENTS FROM LOOP 2110
000590
000600	X835-PROV-ADJUST	CONTAINS PROVIDER ADJUSTMENT
000610		PLB SEGMENTS
000620
000630	X835-TX-TRAILER	CONTAINS THE TRANSACTION
000640		TRAILER SEGMENT
000650
000660
000670	EACH RECORD BEGINS WITH A RECORD CODE AND A SORT KEY
000680	CONTAINING THE FOLLOWING FIELDS.
000690
000700	FIELD	DESCRIPTION
000710
000720
000730	X835-PROV-SEQ-NUM	PURPOSE IS TO UNIQUELY IDENTIFY
000740		EACH PROVIDER’S DATA.
000750
000760	X835-CLM-SEQ-NUM	PURPOSE IS TO UNIQUELY IDENTIFY
000770		EACH CLAIM FOR A PROVIDER.
000780
000790	X835-SVC-SEQ-NUM	PURPOSE IS TO UNIQUELY IDENTIFY
000800		EACH SERVICE (LINE ITEM) IN A
000810		CLAIM.
000820
000830	X835-TX-CODE	PURPOSE IS TO UNIQUELY IDENTIFY
000840		THE FOLLOWING TYPES OF RECORDS
000850
000860		00 FOR X835-TX-HEADER
000870		01 FOR X835-PAYER-IDENT
000880		02 FOR X835-PAYEE-IDENT
000890		03 FOR X835-PROV-SUMMARY
000900		04 FOR X835-CLM-PMT
000910		05 FOR X835-CLM-CAS
000920		0 6 FOR X835-CLM-TREAT-PROV
000930		07 FOR X835-CLM-SUPPL-INFO
000940		08 FOR X835-CLM-SUPPL-QTY
000950		09 FOR X835-SVC-PMT
000960		10 FOR X835-SVC-CAS
000970		11 FOR X835-SVC-TREAT-PROV
000980		12 FOR X835-SVC-SUPPL-INFO
000990		13 FOR X835-SVC-SUPPL-QTY
001000		14 FOR X835-SVC-REMARKS
001010		15 FOR X835-PROV-ADJUST
001020		99 FOR X835-TX-TRAILER

001030
001040	X835-TX-CODE-SEQ-NUM		TO SEQUENCE RECORDS WITHIN A
001050			RECORD TYPE
001060
001070	THE FOLLOWING EXAMPLE SHOWS HOW THIS WORKS, WHERE
001080	PPPPP IS A UNIQUE NUMBER FOR EACH PROVIDER, CCCCC IS
001090	A UNIQUE NUMBER FOR EACH PROVIDER’S CLAIMS, AND SSSSS
001100	UNIQUELY IDENTIFIES EACH LINE ITEM IN A CLAIM.
001110
001120		PROV	CLAIM	SVC	REC	REC CODE
001130	RECORD	SEQ	SEQ	SEQ	CODE	SEQ
001140
001150
001160	TX HEADER	ZEROS	ZEROS	ZEROS	00	ZEROS
001170	PAYER IDENT	ZEROS	ZEROS	ZEROS	01	ZEROS
001180	PAYEE IDENT	ZEROS	ZEROS	ZEROS	02	ZEROS
001190	PROV SUMMARY	PPPPP	ZEROS	ZEROS	03	ZEROS
001200	CLM PMT	PPPPP	CCCCC	ZEROS	04	ZEROS
001210	CLM CAS	PPPPP	CCCCC	ZEROS	05	01-99
001220	CLM TREAT PROV	PPPPP	CCCCC	ZEROS	06	01-10
001230	CLM SUPPL INFO	PPPPP	CCCCC	ZEROS	07	01-14
001240	CLM SUPPL QTY	PPPPP	CCCCC	ZEROS	08	01-15
001250	SVC PMT	PPPPP	CCCCC	SSSSS	09	ZEROS
001260	SVC CAS	PPPPP	CCCCC	SSSSS	10	01-99
001270	SVC TREAT PROV	PPPPP	CCCCC	SSSSS	11	01-10
001280	SVC SUPPL INFO	PPPPP	CCCCC	SSSSS	12	01-12
001290	SVC SUPPL QTY	PPPPP	CCCCC	SSSSS	13	01-06
001300	SVC REMARKS	PPPPP	CCCCC	SSSSS	14	01-99
001310	PROV ADJUST	PPPPP	99999	99999	15	01-999
001320	TX TRAILER	99999	99999	99999	99	99999
001330
001340
001350	WARNING!!! THE REMITTANCE ADVICE EDI INTERFACE FILE HAS
001360	ONLY TEN (10) OCCURRENCES FOR THE ADDITIONAL
001370	PAYEE SEGMENTS.THE IMPLEMENTATION GUIDE
001380	ALLOWS AN UNLIMITED NUMBER OF OCCURRENCES.
001390
001400
001410
001420
001430
001440
001450	835 TRANSACTION HEADER RECORD (NO LOOP)
001460
001470
001480	01 X835-TX-HEADER.
001490
001500	05 X835-RECORD-CODE
001510	PIC X(02) .
001520	05 X835-SORT-KEY.
001530

001540
001550	USE ZEROES FOR PROVIDER SEQUENCE NUMBER
001560
001570
001580	10 X835-PROV-SEQ-NUM
001590	VALUE ZEROES
001600	PIC 9(11).
001610
001620
001630	USE ZEROES FOR CLAIM SEQUENCE NUMBER
001640
001650
001660	10 X835-CLM-SEQ-NUM
001670	VALUE ZEROES
001680	PIC 9(11).
001690
001700
001710	USE ZEROES FOR SERVICE SEQUENCE NUMBER
001720
001730
001740	10 X835-SVC-SEQ-NUM
001750	VALUE ZEROES
001760	PIC 9(03).
001770
001780
001790	USE ‘00’ FOR THE TRANSACTION CODE
001800
001810
001820	10 X835-TX-CODE
001830	VALUE ZEROES
001840	PIC X(02).
001850
001860
001870	USE ZEROES FOR TRANSACTION CODE SEQUENCE NUMBER
001880
001890
001900	10 X835-TX-CODE-SEQ-NUM
001910	VALUE ZEROES
001920	PIC 9(03).
001930
001940	05 X835-TX-HEADER-SEG.
001950
001960	10 X835-TX-ID
001970	VALUE ‘835’
001980	PIC X(03).
001990	10 X835-TX-CTL-NUM-HDR
002000	PIC X(09).
002010	10 FILLER
002020	PIC X(10).
002030
002040	05 X835-BPR-SEG.

002050
002060	10 X835-TRANS-HANDLING-CODE
002070	PIC X(02).
002080	10 X835-REIMBURSEMENT-AMT
002090	PIC S9(11)V99.
002100	10 X835-CREDIT-DEBIT-CODE
002110	PIC X(01).
002120	10 X835-PMT-METHOD-CODE
002130	PIC X(03).
002140	10 X835-PMT-FORMAT-CODE
002150	PIC X(10).
002160	10 X835-SENDER-DFI-ID-QUAL
002170	PIC X(02).
002180	10 X835-SENDER-DFI-ID
002190	PIC X(12).
002200	10 X835-SENDER-ACCT-QUAL
002210	PIC X(03).
002220	10 X835-SENDER-ACCT
002230	PIC X(35).
002240	10 X835-SENDER-ID
002250	PIC X(10).
002260	10 X835-SENDER-SUPPL-CODE
002270	PIC X(09).
002280	10 X835-RECEIVER-DFI-ID-QUAL
002290	PIC X(02).
002300	10 X835-RECEIVER-DFI-ID
002310	PIC X(12).
002320	10 X835-RECEIVER-ACCT-QUAL
002330	PIC X(03).
002340	10 X835-RECEIVER-ACCT
002350	PIC X(35).
002360	10 X835-CHECK-EFT-DATE
002370	PIC X(08).
002380	10 FILLER
002390	PIC X(10).
002400
002410	05 X835-REASSOC-TRACE-SEG.
002420
002430	10 X835-CHECK-EFT-TRACE-NUM
002440	PIC X(30).
002450	10 X835-PAYER-ID
002460	PIC X(10).
002470	10 X835-PAYER-SUPPL-CODE
002480	PIC X(30).
002490	10 FILLER
002500	PIC X(10).
002510
002520	05 X835-FOREIGN-CURR-SEG.
002530
002540	10 FILLER
002550	PIC X(10).

002560
002570	05 X835-RECEIVER-IDENT-SEG.
002580
002590	10 X835-RECEIVER-ID
002600	PIC X(30).
002610	10 FILLER
002620	PIC X(10).
002630
002640	05 X835-VERSION-IDENT-SEG.
002650
002660	10 X835-VERSION-ID
002670	PIC X(30).
002680	10 FILLER
002690	PIC X(10).
002700
002710	05 X835-PRODUCTION-DATE-SEG.
002720
002730	10 X835-PRODUCTION-DATE
002740	PIC X(08).
002750	10 FILLER
002760	PIC X(10).
002770
002780
002790
002800	835 PAYER IDENTIFICATION RECORD (LOOP 1000A)
002810
002820
002830	01 X835-PAYER-IDENT.
002840
002850	05 X835-RECORD-CODE
002860	PIC X(02).
002870	05 X835-SORT-KEY.
002880
002890
002900	USE ZEROES FOR PROVIDER SEQUENCE NUMBER
002910
002920
002930	10 X835-PROV-SEQ-NUM
002940	VALUE ZEROES
002950	PIC 9(11).
002960
002970
002980	USE ZEROES FOR CLAIM SEQUENCE NUMBER
002990
003000
003010	10 X835-CLM-SEQ-NUM
003020	VALUE ZEROES
003030	PIC 9(11) .
003040
003050
003060	USE ZEROES FOR SERVICE SEQUENCE NUMBER

003070
003080
003090	10 X835-SVC-SEQ-NUM
003100	VALUE ZEROES
003110	PIC 9(03).
003120
003130
003140	USE ‘01’ FOR THE TRANSACTION CODE
003150
003160
003170	10 X835-TX-CODE
003180	VALUE ‘01’
003190	PIC X(02).
003200
003210
003220	USE ZEROES FOR TRANSACTION CODE SEQUENCE NUMBER
003230
003240
003250	10 X835-TX-CODE-SEQ-NUM
003260	VALUE ZEROES
003270	PIC 9(03).
003280
003290	05 X835-PAYER-IDENT-SEG.
003300
003310	10 X835-PAYER-NAME
003320	PIC X(60).
003330	10 X835-PAYER-PLAN-ID-QUAL
003340	PIC X(02).
003350	10 X835-PAYER-PLAN-ID
003360	PIC X(80).
003370	10 FILLER
003380	PIC X(10).
003390
003400	05 X835-PAYER-ADDRESS-SEG.
003410
003420	10 X835-PAYER-ADDR-1
003430	PIC X(55).
003440	10 X835-PAYER-ADDR-2
003450	PIC X(55).
003460	10 FILLER
003470	PIC X(10).
003480
003490	05 X835-PAYER-CITY-STATE-SEG.
003500
003510	10 X835-PAYER-CITY
003520	PIC X(30).
003530	10 X835-PAYER-STATE
003540	PIC X(02).
003550	10 X835-PAYER-ZIP
003560	PIC X(15).
003570	10 FILLER

003580	PIC X(10).
003590
003600	05 X835-OTHER-PAYER-ID-SEG
003610	OCCURS 4 TIMES
003620	INDEXED BY X835-OTHER-PAYER-ID-SEG-NDX.
003630
003640	10 X835-OTHER-PAYER-ID-QUAL
003650	PIC X(03).
003660	10 X835-OTHER-PAYER-ID
003670	PIC X(30).
003680	10 FILLER
003690	PIC X(10).
003700
003710	05 X835-PAYER-CONTACT-INFO-SEG.
003720
003730	10 X835-PAYER-CONTACT-NAME
003740	PIC X(60).
003750	10 X835-PAYER-COMM
003760	OCCURS 3 TIMES
003770	INDEXED BY X835-PAYER-COM-NDX.
003780	15 X835-PAYER-COMM-QUAL
003790	PIC X(02).
003800	15 X835-PAYER-COMM-NUM
003810	PIC X(80).
003820	10 FILLER
003830	PIC X(10).
003840
003850
003860
003870	835 PAYEE IDENTIFICATION RECORD (LOOP 1000B)
003880
003890
003900	01 X835-PAYEE-IDENT.
003910
003920	05 X835-RECORD-CODE
003930	PIC X(02).
003940	05 X835-SORT-KEY.
003950
003960
003970	USE ZEROES FOR PROVIDER SEQUENCE NUMBER
003980
003990
004000	10 X835-PROV-SEQ-NUM
004010	VALUE ZEROES
004020	PIC 9(11).
004030
004040
004050	USE ZEROES FOR CLAIM SEQUENCE NUMBER
004060
004070
004080	10 X835-CLM-SEQ-NUM

004090	VALUE ZEROES
004100	PIC 9(11).
004110
004120
004130	USE ZEROES FOR SERVICE SEQUENCE NUMBER
004140
004150
004160	10 X835-SVC-SEQ-NUM
004170	VALUE ZEROES
004180	PIC 9(03).
004190
004200
004210	USE ‘02’ FOR THE TRANSACTION CODE
004220
004230
004240	10 X835-TX-CODE
004250	VALUE ‘02’
004260	PIC X(02).
004270
004280
004290	USE ZEROES FOR TRANSACTION CODE SEQUENCE NUMBER
004300
004310
004320	10 X835-TX-CODE-SEQ-NUM
004330	VALUE ZEROES
004340	PIC 9(03).
004350
004360	05 X835-PAYEE-IDENT-SEG.
004370
004380	10 X835-PAYEE-NAME
004390	PIC X(60).
004400	10 X835-PAYEE-ID-QUAL
004410	PIC X(02).
004420	10 X835-PAYEE-PLAN-ID
004430	PIC X(80).
004440	10 FILLER
004450	PIC X(10).
004460
004470	05 X835-PAYEE-ADDRESS-SEG.
004480
004490	10 X835-PAYEE-ADDR-1
004500	PIC X(55).
004510	10 X835-PAYEE-ADDR-2
004520	PIC X(55).
004530	10 FILLER
004540	PIC X(10).
004550
004560	05 X835-PAYEE-CITY-STATE-SEG.
004570
004580	10 X835-PAYEE-CITY
004590	PIC X(30).

004600	10 X835-PAYEE-STATE
004610	PIC X(02).
004620	10 X835-PAYEE-ZIP
004630	PIC X(15).
004640	10 X835-PAYEE-COUNTRY
004650	PIC X(03).
004660	10 FILLER
004670	PIC X(10).
004680
004690	05 X835-ADDITIONAL-PAYEE-SEG
004700	OCCURS 10 TIMES
004710	INDEXED BY X835-ADDITIONAL-PAYEE-SEG-NDX.’
004720
004730	10 X835-ADDNL-PAYEE-ID-QUAL
004740	PIC X(03).
004750	10 X835-ADDNL-PAYEE-ID
004760	PIC X(30).
004770	10 FILLER
004780	PIC X(10).
004790/
004800
004810
004820	835 PROVIDER SUMMARY RECORD - LOOP 2000
004830
004840
004850	01 X835-PROV-SUMMARY.
004860
004870	05 X835-RECORD-CODE
004880	PIC X(02).
004890	05 X835-SORT-KEY.
004900
004910
004920	USE SAME PROVIDER SEQUENCE NUMBER FOR EACH PROVIDER
004930
004940
004950	10 X835-PROV-SEQ-NUM
004960	PIC 9(11).
004970
004980
004990	USE ZEROES FOR CLAIM SEQUENCE NUMBER
005000
005010
005020	10 X835-CLM-SEQ-NUM
005030	VALUE ZEROES
005040	PIC 9(11).
005050
005060
005070	USE ZEROES FOR SERVICE SEQUENCE NUMBER
005080
005090
005100	10 X835-SVC-SEQ-NUM

005110	VALUE ZEROES
005120	PIC 9(03).
005130
005140
005150	USE ‘03’ FOR THE TRANSACTION CODE
005160
005170
005180	10 X835-TX-CODE
005190	VALUE ‘03’
005200	PIC X(02).
005210
005220
005230	USE ZEROES FOR TRANSACTION CODE SEQUENCE NUMBER
005240
005250
005260	10 X835-TX-CODE-SEQ-NUM
005270	VALUE ZEROES
005280	PIC 9(03).
005290
005300	05 X835-PROV-LX-SEG.
005310
005320	10 X835-PROV-LX-NUMBER
005330	PIC 9(06).
005340	10 FILLER
005350	PIC X(10).
005360
005370	05 X835-PROV-SUMMARY-SEG.
005380
005390	10 X835-PROV-ID
005400	PIC X(30).
005410	10 X835-TYPE-FACILITY
005420	PIC X(02).
005430	10 X835-FISCAL-YR-END-DATE
005440	PIC X(08).
005450	10 X835-NUM-OF-CLAIMS
005460	PIC 9(09).
005470	10 X835-TOT-CHRGS
005480	PIC S9(11)V99.
005490	10 X835-TOT-COV-CHRGS
005500	PIC S9(11)V99.
005510	10 X835-TOT-NON-COV-CHRGS
005520	PIC S9(11)V99.
005530	10 X835-TOT-DENIED-CHRGS
005540	PIC S9 (11)V99.
005550	10 X835-TOT-REIMB-AMT
005560	PIC S9(11)V99.
005570	10 X835-TOT-INTEREST-AMT
005580	PIC S9(11)V99.
005590	10 X835-TOT-ADJUST-AMT
005600	PIC S9(11)V99.
005610	10 X835-TOT-GRAMM-RUDD-AMT

005620	PIC S9(11)V99.
005630	10 X835-TOT-MSP-PAYER-AMT
005640	PIC S9(11)V99.
005650	10 X835-TOT-BLOOD-DEDUCT
005660	PIC S9(11)V99.
005670	10 X835-TOT-NON-LAB-AMT
005680	PIC S9(11)V99.
005690	10 X835-TOT-COINS
005700	PIC S9(11JV99.
005710	10 X835-TOT-HCPCS-CHRG
005720	PIC S9(11)V99.
005730	10 X835-TOT-HCPCS-REIMB
005740	PIC S9(11)V99.
005750	10 X835-TOT-DEDUCT
005760	PIC S9(11)V99.
005770	10 X835-TOT-PROF-COMP
005780	PIC S9(11)V99.
005790	10 X835-TOT-MSP-PAT-LIAB-MET
005800	PIC S9(11)V99.
005810	10 X835-TOT-PATIENT-REIMB
005820	PIC S9(11)V99.
005830	10 X835-TOT-PIP-CLM-COUNT
005840	PIC 9(09).
005850	10 X835-TOT-PIP-ADJUST-AMT
005860	PIC S9(11)V99.
005870
005880	05 X835-PROV-SUPPL-SEG.
005890
005900	10 X835-TOT-DRG-AMT
005910	PIC S9(11)V99.
005920	10 X835-TOT-FED-SPECIFIC
005930	PIC S9(11)V99.
005940	10 X835-TOT-HOSP-SPECIFIC
005950	PIC S9(11)V99.
005960	10 X835-TOT-DISPROP-SHARE
005970	PIC S9(11)V99.
005980	10 X835-TOT-CAPITAL-AMT
005990	PIC S9(11)V99.
006000	10 X835-TOT-INDIR-MED-EDUC
006010	PIC S9(11)V99.
006020	10 X835-TOT-OUTLIER-DAYS
006030	PIC S9(09).
006040	10 X835-TOT-DAY-OUTLIER-AMT
006050	PIC S9(11)V99.
006060	10 X835-TOT-COST-OUTLIER-AMT
006070	PIC S9(11)V99.
006080	10 X835-AVG-DRG-LOS
006090	PIC S9(09).
006100	10 X835-TOT-DISCHARGE-COUNT
006110	PIC S9(09).
006120	10 X835-TOT-COST-RPT-DAYS

006130	PIC S9(09).
006140	10 X835-TOT-COV-DAYS
006150	PIC S9(09).
006160	10 X835-TOT-NON-COV-DAYS
006170	PIC S9(09).
006180	10 X835-TOT-MSP-PASS-THRU
006190	PIC S9(11)V99.
006200	10 X835-AVG-DRG-WEIGHT
006210	PIC S9(09).
006220	10 X835-TOT-PPS-CAPITAL-FSP
006230	PIC S9(11)V99.
006240	10 X835-TOT-PPS-CAPITAL-HSP
006250	PIC S9(11)V99.
006260	10 X835-TOT-PPS-DSH
006270	PIC 39(11)V99.
006280	10 FILLER
006290	PIC X(10).
006300
006310
006320
006330	835 CLAIM PAYMENT RECORD - LOOP 2100
006340
006350
006360	01 X835-CLM-PMT.
006370
006380	05 X835-RECORD-CODE
006390	PIC X (02).
006400	05 X835-SORT-KEY.
006410
006420
006430	USE SAME PROVIDER SEQUENCE NUMBER FOR EACH PROVIDER
006440
006450
006460	10 X835-PROV-SEQ-NUM
006470	PIC 9(11).
006480
006490
006500	USE SAME CLAIM SEQUENCE NUMBER FOR EACH PROVIDER’S CLAIM
006510
006520
006530	10 X835-CLM-SEQ-NUM
006540	PIC 9(11).
006550
006560
006570	USE ZEROES FOR SERVICE SEQUENCE NUMBER
006580
006590
006600	10 X835-SVC-SEQ-NUM
006610	VALUE ZEROES
006620	PIC 9(03).
006630

006640
006650	USE ‘04’ FOR THE TRANSACTION CODE
006660
006670
006680	10 X835-TX-CODE
006690	VALUE ‘04’
006700	PIC X(02).
006710
006720
006730	USE ZEROES FOR TRANSACTION CODE SEQUENCE NUMBER
006740
006750
006760	10 X835-TX-CODE-SEQ-NUM
006770	VALUE ZEROES
006780	PIC 9(03).
006790
006800	05 X835-CLM-PMT-SEG.
006810
006820	10 X835-PATIENT-CTL-NUM
006830	PIC X(38).
006840	10 X835-CLM-STATUS-CODE
006850	PIC X(02).
006860	10 X835-TOT-CLM-CHARGE-AMT
006870	PIC S9(11)V99.
006880	10 X835-CLM-REIMB-AMT
006890	PIC S9(11)V99.
006900	10 X835-PATIENT-RESP-AMT
006910	PIC S9(11)V99.
006920	10 X835-CLM-FILING-IND-CODE
006930	PIC X(02).
006940	10 X835-PAYER-CLM-CTL-NUM
006950	PIC X(30).
006960	10 X835-FACILITY-TYPE
006970	PIC X(02).
006980	10 X835-CLM-FREQ-TYPE-CODE
006990	PIC X(01).
007000	10 X835-DRG-CODE
007010	PIC X(04).
007020	10 X835-DRG-WEIGHT
007030	PIC X(15).
007040	10 X835-DISCHARGE-FRACTION
007050	PIC 999V99.
007060	10 FILLER
007070	PIC X(10).
007080
007090	05 X835-PATIENT-NAME-SEG.
007100
007110	10 X835-PATIENT-LAST-NAME
007120	PIC X(35).
007130	10 X835-PATIENT-FIRST-NAME
007140	PIC X(25).

007150	10 X835-PATIENT-MIDDLE-NAME
007160	PIC X(25).
007170	10 X835-PATIENT-NAME-SUFFIX
007180	PIC X(10).
007190	10 X835-PATIENT-ID-QUAL
007200	PIC X(02).
007210	10 X835-PATIENT-ID
007220	PIC X(80).
007230	10 FILLER
007240	PIC X(10).
007250
007260	NOTE: THE INSURED IS ANOTHER NAME FOR SUBSCRIBER
007270
007280	05 X835-INSURED-NAME-SEG.
007290
007300	10 X835-PERSON-IND
007310	PIC X(01).
007320	10 X835-INSURED-LAST-NAME
007330	PIC X(35).
007340	10 X835-INSURED-FIRST-NAME
007350	PIC X(25).
007360	10 X835-INSURED-MIDDLE-NAME
007370	PIC X(25).
007380	10 X835-INSURED-NAME-SUFFIX
007390	PIC X(10).
007400	10 X835-INSURED-ID-QUAL
007410	PIC X(02).
007420	10 X835-INSURED-ID
007430	PIC X(80).
007440	10 FILLER
007450	PIC X(10).
007460
007470	05 X835-CORR-NAME-SEG.
007480
007490	10 X835-CORR-PERSON-IND
007500	PIC X(01).
007510	10 X835-CORR-LAST-NAME
007520	PIC X(35).
007530	10 X835-CORR-FIRST-NAME
007540	PIC X(25).
007550	10 X835-CORR-MIDDLE-NAME
007560	PIC X(25).
007570	10 X835-CORR-NAME-SUFFIX
007580	PIC X(10).
007590	10 X835-CORR-ID-QUAL
007600	PIC X(02).
007610	10 X835-CORR-ID
007620	PIC X(80).
007630	10 FILLER
007640	PIC X(10).
007650

007660	05 X835-SVC-PROV-NAME-SEG.
007670
007680	10 X835-SVC-PROV-IND
007690	PIC X(01).
007700	10 X835-SVC-PROV-LAST-NAME
007710	PIC X(35).
007720	10 X835-SVC-PROV-FIRST-NAME
007730	PIC X(25).
007740	10 X835-SVC-PROV-MIDDLE-NAME
007750	PIC X(25).
007760	10 X835-SVC-PROV-NAME-SUFFIX
007770	PIC X(10).
007780	10 X835-SVC-PROV-ID-QUAL
007790	PIC X(02).
007800	10 X835-SVC-PROV-ID
007810	PIC X(80).
007820	10 FILLER
007830	PIC X(10).
007840
007850	05 X835-XOVER-CARRIER-NAME-SEG.
007860
007870	10 X835-XOVER-CARRIER-NAME
007880	PIC X(35).
007890	10 X835-XOVER-CARRIER-ID-QUAL
007900	PIC X(02).
007910	10 X835-XOVER-CARRIER-ID
007920	PIC X(80).
007930	10 FILLER
007940	PIC X(10).
007950
007960	05 X835-CORR-PAYER-SEG.
007970	OCCURS 2 TIMES
007980	INDEXED BY X835-CORR-PAYER-SEG-NDX.
007990
008000	10 X835-CORR-PAYER-NAME
008010	PIC X(35).
008020	10 X835-CORR-PAYER-ID-QUAL
008030	PIC X(02).
008040	10 X835-CORR-PAYER-ID
008050	PIC X(80).
008060	10 FILLER
008070	PIC X(10).
008080
008090	05 X835-MIA-ADJUD-SEG.
008100
008110	10 X835-MIA-COV-DAYS-VISITS
008120	PIC S9(09).
008130	10 X835-MIA-PPS-OUTLIER-AMT
008140	PIC S9(11)V99.
008150	10 X835-MIA-PYSC-DAYS
008160	PIC S9(09).

008170	10 X835-MIA-CLM-DRG-AMT
008180	PIC S9(11)V99.
008190	10 X835-MIA-REMARK-CODE
008200	PIC X(30).
008210	10 X835-MIA-CLM-DISPROP-SHR
008220	PIC S9(11)V99.
008230	10 X835-MIA-CLM-MSP-PASSTHRU
008240	PIC S9(11)V99.
008250	10 X835-MIA-CLM-PPS-CAP
008260	PIC S9(11)V99.
008270	10 X835-MIA-PPS-CAP-FSP-DRG
008280	PIC S9(11)V99.
008290	10 X835-MIA-PPS-CAP-HSP-DRG
008300	PIC S9(11)V99.
008310	10 X835-MIA-PPS-CAP-DSH-DRG
008320	PIC S9(11)V99.
008330	10 X835-MIA-OLD-CAPITAL-AMT
008340	PIC S9(11)V99.
008350	10 X835-MIA-PPS-CAP-IME-AMT
008360	PIC S9(11)V99.
008370	10 X835-MIA-PPS-OP-HOSP-DRG
008380	PIC S9(11)V99.
008390	10 X835-MIA-COST-RPT-DAYS
008400	PIC S9(09).
008410	10 X835-MIA-PPS-OPER-FED-DRG
008420	PIC S9(11)V99.
008430	10 X835-MIA-CLM-PPS-CAP-OUT
008440	PIC S9(11)V99.
008450	10 X835-MIA-CLM-INDIR-TEACH
008460	PIC S9(11)V99.
008470	10 X835-MIA-NONPAY-PROF-COMP
008480	PIC S9(11)V99.
008490	10 X835-MIA-ADDNL-REMARK
008500	OCCURS 4 TIMES
008510	INDEXED BY X835-MIA-ADDNL-REMARK-NDX
008520	PIC X(30).
008530	10 X835-MIA-PPS-CAP-EXEP-AMT
008540	PIC S9(11)V99.
008550	10 FILLER
008560	PIC X(10).
008570
008580	05 X835-MOA-ADJUD-SEG.
008590
008600	10 X835-MOA-REIMB-RATE
008610	PIC S999V999.
008620	10 X835-MOA-CLM-HCPCS-PMT
008630	PIC S9(11)V99.
008640	10 X835-MOA-REMARK-CODE
008650	OCCURS 5 TIMES
008660	INDEXED BY X835-MOA-REMARK-NDX
008670	PIC X(30).

008680	10 X835-MOA-CLM-ESRD-PMT
008690	PIC S9(11)V99.
008700	10 X835-MOA-NONPAY-PROF-COMP
008710	PIC S9(11)V99.
008720	10 FILLER
008730	PIC X(10).
008740
008750	05 X835-OTHER-CLM-SEG
008760	OCCURS 5 TIMES
008770	INDEXED BY X835-OTHER-CLM-SEG-NDX.
008780
008790	10 X835-OTHER-CLM-ID-QUAL
008800	PIC X(03).
008810	10 X835-OTHER-CLM-ID
008820	PIC X(30).
008830	10 FILLER
008840	PIC X(10).
008850
008860	05 X835-CLAIM-DATE-SEG
008870	OCCURS 4 TIMES
008880	INDEXED BY X835-CLAIM-DATE-SEG-NDX.
008890
008900	10 X835-CLM-DATE-QUAL
008910	PIC X(03).
008920	10 X835-CLM-DATE
008930	PIC X(08).
008940	10 FILLER
008950	PIC X(10).
008960
008970	05 X835-CLAIM-CONTACT-SEG
008980	OCCURS 9 TIMES
008990	INDEXED BY X835-CLAIM-CONTACT-SEG-NDX.
009000
009010	10 X835-CLM-CONT-NAME
009020	PIC X(60).
009030	10 X835-CLM-CONT-COMM-QUAL
009040	PIC X(02).
009050	10 X835-CLM-CONT-COMM
009060	PIC X(80).
009070	10 FILLER
009080	PIC X(10).
009090
009100
009110
009120	835 CLAIM ADJUSTMENT RECORD - CAS SEGMENT,
009130	LOOP 2100
009140
009150
009160	01 X835-CLM-CAS.
009170
009180	05 X835-RECORD-CODE

009190	PIC X(02).
009200	05 X835-SORT-KEY.
009210
009220
009230	USE SAME PROVIDER SEQUENCE NUMBER FOR EACH PROVIDER
009240
009250
009260	10 X835-PROV-SEQ-NUM
009270	PIC 9(11).
009280
009290
009300	USE SAME CLAIM SEQUENCE NUMBER FOR EACH PROVIDER’S CLAIM
009310
009320
009330	10 X835-CLM-SEQ-NUM
009340	PIC 9(11).
009350
009360
009370	USE ZEROES FOR SERVICE SEQUENCE NUMBER
009380
009390
009400	10 X835-SVC-SEQ-NUM
009410	VALUE ZEROES
009420	PIC 9(03).
009430
009440
009450	USE ‘05’ FOR THE TRANSACTION CODE
009460
009470
009480	10 X835-TX-CODE
009490	VALUE ‘05’
009500	PIC X(02).
009510
009520
009530	USE SAME TRANACTION CODE SEQUENCE NUMBER FOR EACH CLAIM’S
009540	CLAIM LEVEL ADJUSTMENT RECORDS
009550
009560
009570	10 X835-TX-CODE-SEQ-NUM
009580	PIC 9(03).
009590
009600	05 X835-CLM-CAS-SEG.
009610
009620	10 X835-CLM-ADJUST-GROUP
009630	PIC X(02).
009640	10 X835-CLM-ADJUST-DATA
009650	OCCURS 6 TIMES
009660	INDEXED BY X835-CLAIM-AJUST-DATA-NDX.
009670	15 X835-CLM-ADJUST-REASON
009680	PIC X(05).
009690	15 X835-CLM-ADJUST-AMT

009700	PIC S9(11)V99.
009710	15 X835-CLM-ADJUST-QTY
009720	PIC S9(07)V9999.
009730	10 FILLER
009740	PIC X(10).
009750
009760
009770
009780	835 CLAIM TREATING PROV RECORD - REF SEGMENT,
009790	LOOP 2100
009800
009810
009820	01 X835-CLM-TREAT-PROV.
009830
009840	05 X835-RECORD-CODE
009850	PIC X(02).
009860	05 X835-SORT-KEY.
009870
009880
009890	USE SAME PROVIDER SEQUENCE NUMBER FOR EACH PROVIDER
009900
009910
009920	10 X835-PROV-SEQ-NUM
009930	PIC 9(11).
009940
009950
009960	USE SAME CLAIM SEQUENCE NUMBER FOR EACH PROVIDER’S CLAIM
009970
009980
009990	10 X835-CLM-SEQ-NUM
010000	PIC 9(11).
010010
010020
010030	USE ZEROES FOR SERVICE SEQUENCE NUMBER
010040
010050
010060	10 X835-SVC-SEQ-NUM
010070	VALUE ZEROES
010080	PIC 9(03).
010090
010100
010110	USE ‘06’ FOR THE TRANSACTION CODE
010120
010130
010140	10 X835-TX-CODE
010150	VALUE ‘06’
010160	PIC X(02).
010170
010180	:
010190	ASSIGN A UNIQUE SEQUENCE NUMBER FOR EACH CLAIM’S
010200	TREATING PROVIDER SEGMENTS

Page 80 to 326

010210
010220
010230	10 X835-TX-CODE-SEQ-NUM
010240	PIC 9(03).
010250
010260	05 X835-CLM-TREAT-PROV-SEG.
010270
010280	10 X835-CLM-TREAT-ID-QUAL
010290	PIC X(03).
010300	10 X835-CLM-TREAT-ID
010310	PIC X(30).
010320	10 FILLER
010330	PIC X(10).
010340
010350
010360
010370	835 CLAIM SUPPLEMENTAL INFORMATION RECORD,
010380	AMT SEGMENT IN LOOP 2100
010390
010400
010410	01 X835-CLM-SUPPL-INFO.
010420
010430	05 X835-RECORD-CODE
010440	PIC X(02).
010450	05 X835-SORT-KEY.
010460
010470
010480	USE SAME PROVIDER SEQUENCE NUMBER FOR EACH PROVIDER
010490
010500
010510	10 X835-PROV-SEQ-NUM
010520	PIC 9(11).
010530
010540
010550	USE SAME CLAIM SEQUENCE NUMBER FOR EACH PROVIDER’S CLAIM
010560
010570
010580	10 X835-CLM-SEQ-NUM
010590	PIC 9(11).
010600
010610
010620	USE ZEROES FOR SERVICE SEQUENCE NUMBER
010630
010640
010650	10 X835-SVC-SEQ-NUM
010660	VALUE ZEROES
010670	PIC 9(03).
010680
010690
010700	USE ‘07’ FOR THE TRANSACTION CODE
010710

010720
010730	10 X835-TX-CODE
010740	VALUE ‘07’
010750	PIC X(02).
010760
010770
010780	ASSIGN A UNIQUE SEQUENCE NUMBER FOR EACH CLAIM’S
010790	SUPPLEMENTAL INFORMATION SEGEMENTS
010800
010810
010820	10 X835-TX-CODE-SEQ-NUM
010830	PIC 9(03).
010840
010850	05 X835-CLM-SUPPL-INFO-SEG.
010860
010870	10 X835-CLM-SUPPL-AMT-QUAL
010880	PIC X(03).
010890	10 X835-CLM-SUPPL-AMT
010900	PIC S9(11)V99.
010910	10 FILLER
010920	PIC X(10).
010930
010940
010950
010960	835 CLAIM SUPPLEMENTAL QUANTITY RECORD
010970	QTY SEGMENT IN LOOP 2100
010980
010990
011000	01 X835-CLM-SUPPL-QTY.
011010
011020	05 X835-RECORD-CODE
011030	PIC X(02).
011040	05 X835-SORT-KEY.
011050
011060
011070	USE SAME PROVIDER SEQUENCE NUMBER FOR EACH PROVIDER
011080
011090
011100	10 X835-PROV-SEQ-NUM
011110	PIC 9(11).
011120
011130
011140	USE SAME CLAIM SEQUENCE NUMBER FOR EACH PROVIDER’S CLAIM
011150
011160
011170	10 X835-CLM-SEQ-NUM
011180	PIC 9(11).
011190
011200
011210	USE ZEROES FOR SERVICE SEQUENCE NUMBER
011220

011230
011240	10 X835-SVC-SEQ-NUM
011250	VALUE ZEROES
011260	PIC 9(03).
011270
011280
011290	USE ‘08’ FOR THE TRANSACTION CODE
011300
011310
011320	10 X835-TX-CODE
011330	VALUE ‘08’
011340	PIC X(02).
011350
011360
011370	ASSIGN A UNIQUE SEQUENCE NUMBER FOR EACH CLAIM’S
011380	SUPPLEMENTAL QUANTITY SEGMENTS
011390
011400
011410	10 X835-TX-CODE-SEQ-NUM
011420	PIC 9(03).
011430
011440	05 X835-CLM-SUPPL-QTY-SEG.
011450
011460	10 X835-CLM-SUPP-QTY-QUAL
011470	PIC X(02).
011480	10 X835-CLM-SUPP-QTY
011490	PIC S9(07)V9999.
011500	10 FILLER
011510	PIC X(10).
011520
011530
011540
011550	835 SERVICE PAYMENT RECORD - LOOP 2110
011560
011570
011580	01 X835-SVC-PMT.
011590
011600	05 X835-RECORD-CODE
011610	PIC X(02).
011620	05 X835-SORT-KEY.
011630
011640
011650	USE SAME PROVIDER SEQUENCE NUMBER FOR EACH PROVIDER
011660
011670
011680	10 X835-PROV-SEQ-NUM
011690.	PIC 9(11).
011700
011710
011720	USE SAME CLAIM SEQUENCE NUMBER FOR EACH PROVIDER’S CLAIM
011730

Page 83 to 326

011740
011750	10 X835-CLM-SEQ-NUM
011760	PIC 9(11).
011770
011780
011790	USE SAME SERVICE SEQUENCE NBR FOR EACH CLAIM’S LINE ITEM
011800
011810
011820	10 X835-SVC-SEQ-NUM
011830	PIC 9(03).
011840
011850
011860	USE ‘09’ FOR THE TRANSACTION CODE
011870
011880
011890	10 X835-TX-CODE
011900	VALUE ‘09’
011910	PIC X(02).
011920
011930
011940	USE ZEROES FOR THE CLAIM’S SERVICE PAYMENT SEGMENT
011950
011960
011970	10 X835-TX-CODE-SEQ-NUM
011980	VALUE ZEROES
011990	PIC 9(03).
012000
012010	05 X835-SVC-PMT-SEG.
012020
012030	10 X835-PROC-CODE-QUAL
012040	PIC X(02).
012050	10 X835-PROC-CODE
012060	PIC X(48).
012070	10 X835-MODIFIER
012080	OCCURS 4 TIMES
012090	INDEXED BY X835-MODIFIER-NDX
012100	PIC X(02).
012110	10 X835-PROC-DESC
012120	PIC X(80).
012130	10 X835-LI-CHARGE-AMT
012140	PIC S9(11)V99.
012150	10 X835-LI-REIMB-AMT
012160	PIC S9(11)V99.
012170	10 X835-REVENUE-CODE
012180	PIC X(48).
012190	10 X835-UNITS-OF-SVC
012200	PIC S9(07)V9999.
012210	10 X835-SUB-PROC-CODE-QUAL
012220	PIC X(02).
012230	10 X835-SUB-PROC-CODE
012240	PIC X(48).

012250	10 X835-SUB-MODIFIER
012260	OCCURS 4 TIMES
012270	INDEXED BY X835-SUB-MODIFIER-NDX
012280	PIC X(02).
012290	10 X835-SUB-PROC-DESC
012300	PIC X(80).
012310	10 X835-SUB-UNITS-OF-SVC
012320	PIC S9(07)V9999.
012330	10 FILLER
012340	PIC X(10).
012350
012360	05 X835-SVC-DATE-SEG
012370	OCCURS 3 TIMES
012380	INDEXED BY X835-SVC-DATE-SEG-NDX.
012390
012400	10 X835-SVC-DATE-QUAL
012410	PIC X(03).
012420	10 X835-SVC-DATE
012430	PIC X(08).
012440	10 FILLER
012450	PIC X(10).
012460
012470	05 X835-SVC-IDENT-SEG
012480	OCCURS 7 TIMES
012490	INDEXED BY X835-SVC-IDENT-SEG-NDX.
012500
012510	10 X835-SVC-IDENT-QUAL
012520	PIC X(03).
012530	10 X835-SVC-IDENT
012540	PIC X(30).
012550	10 FILLER
012560	PIC X(10).
012570
012580
012590
012600	835 SERVICE ADJUSTMENT RECORD - CAS SEGMENT,
012610	LOOP 2110
012620
012630
012640	01 X835-SVC-CAS.
012650
012660	05 X835-RECORD-CODE
012670	PIC X(02).
012680	05 X835-SORT-KEY.
012690
012700
012710	USE SAME PROVIDER SEQUENCE NUMBER FOR EACH PROVIDER
012720
012730
012740	10 X835-PROV-SEQ-NUM
012750	PIC 9(11).

012760
012770
012780	USE SAME CLAIM SEQUENCE NUMBER FOR EACH PROVIDER’S CLAIM
012790
012800
012810	10 X835-CLM-SEQ-NUM
012820	PIC 9(11).
012830
012840
012850	USE SAME SERVICE SEQUENCE NBR FOR EACH CLAIM’S LINE ITEM
012860
012870
012880	10 X835-SVC-SEQ-NUM
012890	PIC 9(03).
012900
012910
012920	USE ‘10’ FOR THE TRANSACTION CODE
012930
012940
012950	10 X835-TX-CODE
012960	VALUE ‘10’
012970	PIC X(02).
012980
012990
013000	ASSIGN A UNIQUE SEQUENCE NUMBER FOR EACH SERVICE LINE’S
013010	ADJUSTMENT SEGMENTS
013020
013030
013040	10 X835-TX-CODE-SEQ-NUM
013050	PIC 9(03).
013060
013070	05 X835-SVC-CAS-SEG.
013080
013090	10 X835-SVC-ADJUST-GROUP
013100	PIC X(02).
013110	10 X835-SVC-ADJUST-DATA
013120	OCCURS 6 TIMES
013130	INDEXED BY X835-SVC-ADJUST-DATA-NDX.
013140	15 X835-SVC-ADJUST-REASON
013150	PIC X(05).
013160	15 X835-SVC-ADJUST-AMT
013170	PIC S9(11)V99.
013180	15 X835-SVC-ADJUST-QTY
013190	PIC S9(07)V9999.
013200	10 FILLER
013210	PIC X(10).
013220
013230
013240
013250	835 SERVICE TREATING PROVIDER RECORD
013260	REF SEGMENT IN LOOP 2110

013270
013280
013290	01 X835-SVC-TREAT-PROV.
013300
013310	05 X835-RECORD-CODE
013320	PIC X(02).
013330	05 X835-SORT-KEY.
013340
013350
013360	USE SAME PROVIDER SEQUENCE NUMBER FOR EACH PROVIDER
013370
013380
013390	10 X835-PROV-SEQ-NUM
013400	PIC 9(11).
013410
013420
013430	USE SAME CLAIM SEQUENCE NUMBER FOR EACH PROVIDER’S CLAIM
013440
013450
013460	10 X835-CLM-SEQ-NUM
013470	PIC 9(11).
013480
013490
013500	USE SAME SERVICE SEQUENCE NBR FOR EACH CLAIM’S LINE ITEM
013510
013520
013530	10 X835-SVC-SEQ-NUM
013540	PIC 9(03).
013550
013560
013570	USE ‘11’ FOR THE TRANSACTION CODE
013580
013590
013600	10 X835-TX-CODE
013610	VALUE ‘11’
013620	PIC X(02).
013630
013640
013650	ASSIGN A UNIQUE SEQUENCE NUMBER FOR EACH SERVICE LINE’S
013660	TREATING PROVIDER SEGMENTS
013670
013680
013690	10 X835-TX-CODE-SEQ-NUM
013700	PIC 9(03).
013710
013720	05 X835-SVC-TREAT-PROV-SEG.
013730
013740	10 X835-SVC-TREAT-ID-QUAL
013750	PIC X(03).
013760	10 X835-SVC-TREAT-ID
013770	PIC X(30).

013780	10 FILLER
013790	PIC X(10).
013800
013810	.
013820
013830	835 SERVICE SUPPLEMENTAL INFORMATION RECORD
013840	AMT SEGMENT IN LOOP 2110
013850
013860
013870	01 X835-SVC-SUPPL-INFO.
013880
013890	05 X835-RECORD-CODE
013900	PIC X(02).
013910	05 X835-SORT-KEY.
013920
013930
013940	USE SAME PROVIDER SEQUENCE NUMBER FOR EACH PROVIDER
013950
013960
013970	10 X835-PROV-SEQ-NUM
013980	PIC 9(11).
013990
014000
014010	USE SAME CLAIM SEQUENCE NUMBER FOR EACH PROVIDER’S CLAIM
014020
014030
014040	10 X835-CLM-SEQ-NUM
014050	PIC 9(11).
014060
014070
014080	USE SAME SERVICE SEQUENCE NBR FOR EACH CLAIM’S LINE ITEM
014090
014100
014110	10 X835-SVC-SEQ-NUM
014120	PIC 9(03).
014130
014140
014150	USE ‘12’ FOR THE TRANSACTION CODE
014160
014170
014180	10 X835-TX-CODE
014190	VALUE ‘12’
014200	PIC X(02).
014210
014220
014230	ASSIGN A UNIQUE SEQUENCE NUMBER FOR EACH SERVICE LINE’S
014240	SUPPLEMENTAL INFORMATION SEGMENTS
014250
014260
014270	10 X835-TX-CODE-SEQ-NUM
014280	PIC 9(03).

014290
014300	05 X835-SVC-SUPPL-INFO-SEG.
014310
014320	10 X835-SVC-SUPPL-AMT-QUAL
014330	PIC X(03).
014340	10 X835-SVC-SUPPL-AMT
014350	PIC S9(11)V99.
014360	10 FILLER
014370	PIC X(10).
014380
014390
014400
014410	835 SERVICE SUPPLEMENTAL QUANTITY RECORD
014420	QTY SEGMENT IN LOOP 2110
014430
014440
014450	01 X835-SVC-SUPPL-QTY.
014460
014470	05 X835-RECORD-CODE
014480	PIC X(02).
014490	05 X835-SORT-KEY.
014500
014510
014520	USE SAME PROVIDER SEQUENCE NUMBER FOR EACH PROVIDER
014530
014540
014550	10 X835-PROV-SEQ-NUM
014560	PIC 9(11).
014570
014580
014590	USE SAME CLAIM SEQUENCE NUMBER FOR EACH PROVIDER’S CLAIM
014600
014610
014620	10 X835-CLM-SEQ-NUM
014630	PIC 9(11).
014640
014650
014660	USE SAME SERVICE SEQUENCE NBR FOR EACH CLAIM’S LINE ITEM
014670
014680
014690	10 X835-SVC-SEQ-NUM
014700	PIC 9(03).
014710
014720
014730	USE ‘13’ FOR THE TRANSACTION CODE .
014740
014750
014760	10 X835-TX-CODE
014770	VALUE ‘13’
014780	PIC X(02).
014790

014800
014810	ASSIGN A UNIQUE SEQUENCE NUMBER FOR EACH SERVICE LINE’S
014820	SUPPLEMENTAL QUANTITY SEGMENTS
014830
014840
014850	10 X835-TX-CODE-SEQ-NUM
014860	PIC 9(03).
014870
014880	05 X835-SVC-SUPPL-QTY-SEG.
014890
014900	10 X835-SVC-SUPPL-QTY-QUAL
014910	PIC X(02).
014920	10 X835-SVC-SUPPL-QUANTITY
014930	PIC S9(07)V9999.
014940	10 FILLER
014950	PIC X(10).
014960
014970
014980
014990	835 SERVICE REMARKS RECORD
015000	RMK SEGMENT IN LOOP 2110
015010
015020
015030	01 X835-SVC-REMARKS.
015040
015050	05 X835-RECORD-CODE
015060	PIC X(02).
015070	05 X835-SORT-KEY.
015080
015090
015100	USE SAME PROVIDER SEQUENCE NUMBER FOR EACH PROVIDER
015110
015120
015130	10 X835-PROV-SEQ-NUM
015140	PIC 9(11).
015150
015160
015170	USE SAME CLAIM SEQUENCE NUMBER FOR EACH PROVIDER’S CLAIM
015180
015190
015200	10 X835-CLM-SEQ-NUM
015210	PIC 9(11).
015220
015230
015240	USE SAME SERVICE SEQUENCE NBR FOR EACH CLAIM’S LINE ITEM
015250
015260
015270	10 X835-SVC-SEQ-NUM
015280	PIC 9(03).
015290
015300

015310	USE ‘14’ FOR THE TRANSACTION CODE
015320
015330
015340	10 X835-TX-CODE
015350	VALUE ‘14’
015360	PIC X(02).
015370
015380
015390	ASSIGN A UNIQUE SEQUENCE NUMBER FOR EACH SERVICE LINE’S
015400	REMARKS SEGMENTS
015410
015420
015430	10 X835-TX-CODE-SEQ-NUM
015440	PIC 9(03).
015450
015460	05 X835-SVC-REMARKS-SEG.
015470
015480	10 X835-SVC-REMARK-QUAL
015490	PIC X(03).
015500	10 X835-SVC-REMARK
015510	PIC X(30).
015520
015530
015540
015550	835 PROVIDER ADJUSTMENT RECORD - PLB SEGMENT,
015560	NO LOOP
015570
015580
015590	01 X835-PROV-ADJUST.
015600
015610	05 X835-RECORD-CODE
015620	PIC X(02).
015630	05 X835-SORT-KEY.
015640
015650
015660	USE SAME PROVIDER SEQUENCE NUMBER FOR EACH PROVIDER
015670
015680
015690	10 X835-PROV-SEQ-NUM
015700	PIC 9(11).
015710
015720
015730	USE ZEROES FOR THE CLAIM SEQUENCE NUMBER
015740
015750
015760	10 X835-CLM-SEQ-NUM
015770	PIC 9(11).
015780
015790
015800	USE ZEROES FOR THE SERVICE SEQUENCE NUMBER
015810

015820
015830	10 X835-SVC-SEQ-NUM
015840	VALUE ZEROES
015850	PIC 9(03).
015860
015870
015880	USE ‘15’ FOR THE TRANSACTION CODE
015890
015900
015910	10 X835-TX-CODE
015920	VALUE ‘15’
015930	PIC X(02).
015940
015950
015960	ASSIGN A UNIQUE SEQUENCE NUMBER FOR EACH PROVIDER’S
015970	ADJUSTMENT (GROSS ADJUSTMENT) SEGMENTS
015980
015990
016000	10 X835-TX-CODE-SEQ-NUM
016010	PIC 9(03).
016020
016030	05 X835-PROV-ADJUST-SEG.
016040
016050	10 X835-PROV-CLM-ID
016060	PIC X(30).
016070	10 X835-PROV-FISCAL-YR-END
016080	PIC X(08).
016090	10 X835-PROV-ADJUSTMENT
016100	OCCURS 6 TIMES
016110	INDEXED BY X835-PROV-ADJUSTMENT-NDX.
016120	15 X835-PROV-ADJUST-REASON
016130	PIC X(02).
016140	15 X835-GROSS-ADJUST-TCN
016150	PIC X(30).
016160	15 X835-ADJUSTMENT-AMT
016170	PIC S9(11)V99.
016180
016190
016200	835 TRANSACTION TRAILER RECORD - SE SEGMENT,
016210	NO LOOP
016220
016230
016240	01 X835-TX-TRAILER.
016250
016260	05 X835-RECORD-CODE
016270	PIC X(02).
016280	05 X835-SORT-KEY.
016290
016300
016310	USE ALL 9’S FOR THE PROVIDER SEQUENCE NUMBER
016320

016330
016340	10 X835-PROV-SEQ-NUM
016350	VALUE 99999999999
016360	PIC 9(11).
016370
016380
016390	USE ALL 9’S FOR THE CLAIM SEQUENCE NUMBER
016400
016410
016420	10 X835-CLM-SEQ-NUM
016430	VALUE 99999999999
016440	PIC 9(11).
016450
016460
016470	USE ALL 9’S FOR THE SERVICE SEQUENCE NUMBER
016480
016490
016500	10 X835-SVC-SEQ-NUM
016510	VALUE 999
016520	PIC 9(03).
016530
016540
016550	USE ALL 9’S FOR THE TRANSACTION CODE
016560
016570
016580	10 X835-TX-CODE
016590	VALUE ‘99’
016600	PIC X(02).
016610
016620
016630	USE ALL 9’S FOR THE TRANSACTION CODE SEQUENCE NUMBER
016640
016650
016660	10 X835-TX-CODE-SEQ-NUM
016670	VALUE 999
016680	PIC 9(03).
016690
016700	05 X835-TX-TRAILER-SEG.
016710	10 X835-TX-NUM-OF-SEG
016720	PIC 9(10).
016730	10 X835-TX-CTL-NUM-TLR
016740	PIC X(09).
016750	10 FILLER
016760	PIC X(10).

000010
000020
000030	DENTAL CLAIM EDI INTERFACE FILE
000040	COPYBOOK X837DV01
000050
000060
000070	THE HEALTH CARE DENTAL CLAIM EDI INTERFACE
000080	HAS THE SAME DATA CONTENT AS THE
000090	837 HEALTH CARE DENTAL CLAIM TRANSACTION
000100
000110	THE HEALTH CARE DENTAL CLAIM INTERFACE
000120	COPYBOOK CONTAINS 10 RECORDS :
000130
000140	RECORD	DESCRIPTION
000150
000160
000170	X837D-TX-HEADER	CONTAINS TRANSACTION HEADER
000180
000190	X837D-PROVIDER	CONTAINS LOOP 2000A, 2010AA
000200		AND 2010AB SEGMENTS
000210
000220	X837D-SUBSCRIBER	CONTAINS LOOP 2000B, 2010BA, 2010BB
000230		2010BC SEGMENTS.
000240
000250	X837D-PATIENT	CONTAINS LOOP 2000C AND 2010CA
000260		SEGMENTS.
000270
000280	X837D-CLAIM	CONTAINS LOOP 2300, 2310A, 2310B
000290		2310C, AND 2310D SEGMENTS.
000300
000310	X837D-OTHER-SUBSCRIBER	CONTAINS LOOP
000320		2320 (MINUS CLAIM-LVL-ADJ) ,
000330		2330A, 2330B, 2330C, 2330D,
000340		2330E SEGMENTS
000350
000360	X837D-CLAIM-LVL-ADJ	CONTAINS CLAIM-LVL-ADJ ONLY
000370		SEGMENTS FROM LOOP 2320.
000380
000390	X837D-SVC-LINE	CONTAINS LOOP 2400, 2420A, 2420B
000400		2420C SEGMENTS.
000410
000420	X837D-LINE-LVL-ADJ	CONTAINS LOOP 2430 SEGMENTS.
000430
000440	X837D-TX-TRAILER	CONTAINS TRANSACTION TRAILER
000450		SEGMENTS
000460
000470	EACH RECORD BEGINS WITH THE SAME 8 FIELDS, THE SORT-KEY.
000480
000490	FIELD	DESCRIPTION
000500

000510
000520	X837D-PROV-SEQ-NUM	PURPOSE IS TO UNIQUELY IDENTIFY
000530		EACH PROVIDER’S DATA.
000540		ZERO FOR HEADER AND 9’S FOR
000550		TRAILER.
000560
000570	X837D-SUBSCRIBER-SEQ-NUM	PURPOSE IS TO UNIQUELY IDENTIFY
000580		EACH SUBSCRIBER’S DATA FOR A
000590		PROVIDER
000600
000610	X837D-PATIENT-SEQ	PURPOSE IS TO UNIQUELY IDENTIFY
000620		EACH PATIENT’S DATA FOR A
000630		PROVIDER
000640
000650	X837D-CLAIM-SEQ	PURPOSE IS TO UNIQUELY IDENTIFY
000660		EACH CLAIM’S DATA FOR A PATIENT
000670
000680	X837D-SUB-SEQ	PURPOSE IS TO UNIQUELY IDENTIFY
000690		EACH OTHER-SUBSCRIBER’S DATA
000700		FOR A CLAIM -OR-
000710		CLAIM-LVL-ADJUSTMENTS
000720
000730	X837D-CLAIM-LVL-ADJ-SEQ	PURPOSE IS TO UNIQUELY IDENTIFY
000740		EACH SET OF CLAIM LVL ADJUSTMENTS
000750		FOR A CLAIM
000760
000770	X837D-SVC-LINE-SEQ	PURPOSE IS TO UNIQUELY IDENTIFY
000780		EACH SVC-LINE’S DATA FOR A CLAIM
000790
000800	X837D-LINE-LVL-ADJ-SEQ	PURPOSE IS TO UNIQUELY IDENTIFY
000810		EACH SET OF LINE LVL ADJUSTMENTS
000820		FOR A CLAIM
000830
000840	X837D-TX-CODE	IDENTIFIES EACH TYPE OF RECORD
000850		00 FOR X837D-TX-HEADER
000860		01 FOR X837D-PROVIDER
000870		02 FOR X837D-SUBSCRIBER
000880		03 FOR X837D-PATIENT
000890		04 FOR X837D-CLAIM
000900		05 FOR X837D-OTHER-SUBS-INFO
000910		06 FOR X837D-CLAIM-LVL-ADJ
000920		07 FOR X837D-SVC-LINE
000930		08 FOR X837D-LINE-LVL-ADJ
000940		99 FOR X837D-TX-TRAILER
000950
000960
000970	X837D-TX-CODE-SEQ-NUM	TO SEQUENCE RECORDS WITHIN A
000980		RECORD TYPE. THE SEQUENCE NUMBER
000990		FOR THE FIRST RECORD IF ‘0001’,
001000		FOR THE SECOND ‘002’, ETC.
001010

001020
001030
001040	THE FOLLOWING EXAMPLE SHOWS HOW THIS WORKS, WHERE
001050	PPPPP = PROVIDER-SEQ			CCCCC = CLAIM-SEQ
001060	SSSSS = SUBSCRIBER-SEQ			LLLLL = LINE-SEQ
001070	TTTTT = PATIENT-SEQ			HHHHHH = SUB-SEQ
001080
001090		PROV	SUBS	PAT	CLM	SVC	SUB	TX	TX
001100	RECORD	SEQ	SEQ	SEQ	SEQ	SEQ	SEQ	CDE	SEQ
001110
001120	TX-HEADER	ZERO	ZERO	ZERO	ZERO	ZERO	ZERO	00	ZERO
001130	PROVIDER	PPPPP	ZERO	ZERO	ZERO	ZERO	ZERO	01	ZERO
001140	SUBSCRIBER	PPPPP	SSSSS	ZERO	ZERO	ZERO	ZERO	02	ZERO
001150	PATIENT	PPPPP	SSSSS	TTTTT	ZERO	ZERO	ZERO	03	ZERO
001160	CLAIM	PPPPP	SSSSS	TTTTT	CCCCC	ZERO	ZERO	04	ZERO
001170	OTHER-SUBS-INFO	PPPPP	SSSSS	TTTTT	CCCCC	ZERO	HHHHH	05	ZERO
001180	CLAIM-LVL-ADJ	PPPPP	SSSSS	TTTTT	CCCCC	ZERO	HHHHH	06	1-999
001190	SVC-LINE	PPPPP	SSSSS	TTTTT	CCCCC	LLLLL	ZERO	07	ZERO
001200	LINE-LVL-ADJ	PPPPP	SSSSS	TTTTT	CCCCC	LLLLL	ZERO	08	1-999
001210	TX-TRAILER	99999	SSSSS	TTTTT	CCCCC	ZERO	ZERO	99	99999
001220
001230
001240
001250
001260	83ZD - TRANSACTION HEADER RECORD
001270
001280
001290	01 X837D-TX-HEADER.
001300
001310	05 X837D-RECORD-CODE
001320	PIC X(02).
001330
001340	05 X837D-SORT-KEY.
001350
001360	10 X837D-PROV-SEQ-NUM
001370	VALUE ZEROES
001380	PIC 9(11).
001390
001400	10 X837D-SUBSCRIBER-SEQ-NUM
001410	VALUE ZEROES
001420	PIC 9(11).
001430
001440	10 X837D-PATIENT-SEQ
001450	VALUE ZEROES
001460	PIC 9(11).
001470
001480	10 X837D-CLAIM-SEQ
001490	VALUE ZEROES
001500	PIC 9(11).
001510
001520	10 X837D-SVC-LINE-SEC

001530	VALUE ZEROES
001540	PIC 9(11).
001550
001560
001570	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
001580	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
001590
001600
001610	10 X837D-SUB-SEQ
001620	VALUE ZEROES
001630	PIC 9(11).
001640
001650	10 X837D-TX-CODE
001660	VALUE ‘00’
001670	PIC X(02) .
001680
001690	10 X837D-TX-CODE-SEQ-NUM
001700	VALUE ZEROES
001710	PIC 9(07).
001720
001730	END OF HDR SORT-KEY
001740
001750
001760
001770	05 X837D-TX-HEADER-SEG.
001780
001790	10 X837D-TX-ID
001800	VALUE ‘837’
001810	PIC X(03).
001820	10 X837D-TX-CTL-NUM
001830	PIC X(09).
001840	10 FILLER
001850	PIC X(10).
001860
001870	05 X837D-BEG-SEGMENT.
001880
001890	10 X837D-TX-HIERACH-STRUCT-CODE
001900	PIC X(04).
001910	10 X837D-TX-PURPOSE-CODE
001920	PIC X(02).
001930	10 X837D-TX-ID-CODE
001940	PIC X(30).
001950	10 X837D-TX-CREATION-DATE
001960	PIC X(08).
001970	10 X837D-TX-CREATION-TIME
001980	PIC X(08).
001990	10 X837D-TX-TYPE-CODE
002000	PIC X(02).
002010	10 FILLER
002020	PIC X(10).
002030

Page 97 0f 326

002040	05 X837D-XMIT-TYPE-ID-SEG.
002050	10 X837D-XMIT-REF-ID-CODE
002060	PIC X(03).
002070	10 X837D-XMIT-REF-ID
002080	PIC X(30).
002090	10 FILLER
002100	PIC X(10).
002110
002120	05 X837D-SUBMITTER-NAME-SEG.
002130
002140	10 X837D-SUBMITTER-ENTITY-QUAL
002150	PIC X(01).
002160	10 X837D-SUBMITTER-NAME-LAST
002170	PIC X(35).
002180	10 X837D-SUBMITTER-NAME-FIRST
002190	PIC X(25).
002200	10 X837D-SUBMITTER-NAME-MIDDLE
002210	PIC X(25).
002220	10 X837D-SUBMITTER-ID-CODE
002230	PIC X(80).
002240	10 FILLER
002250	PIC X(10).
002260
002270	05 X837D-SUBMITTER-CONTACT-SEG
002280	OCCURS 2 TIMES
002290	INDEXED BY X837D-SUBMITTER-CONTACT-NDX.
002300
002310	10 X837D-CONTACT-NAME
002320	PIC X(60).
002330	10 X837D-COMMUNICATION-INFO
002340	OCCURS 4 TIMES
002350	INDEXED BY X837D-COMMUNICATION-INFO-NDX.
002360	15 X837D-COMMUNICATION-QUAL
002370	PIC X(02).
002380	15 X837D-COMMUNICATION-NUMBER
002390	PIC X(80).
002400	10 FILLER
002410	PIC X(10).
002420
002430	05 X837D-RECEIVER-NAME-SEG.
002440
002450	10 X837D-RECEIVER-NAME-LAST
002460	PIC X(35).
002470	10 X837D-RECEIVER-ID-CODE
002480	PIC X(80).
002490	10 FILLER
002500	PIC X(10).
002510
002520
002530
002540

002550	837D - DETAIL, BILLING/PAY-TO PROVIDER
002560
002570
002580	837D LOOP 2000A DETAIL, BILLING/PAY-TO PROVIDER
002590
002600	01 X837D-PROVIDER.
002610
002620	05 X837D-RECORD-CODE
002630	PIC X(02).
002640
002650	05 X837D-SORT-KEY.
002660
002670	10 X837D-PROV-SEQ-NUM
002680	VALUE ZEROES
002690	PIC 9(11).
002700
002710	10 X837D-SUBSCRIBER-SEQ-NUM
002720	VALUE ZEROES
002730	PIC 9(11).
002740
002750	10 X837D-PATIENT-SEQ
002760	VALUE ZEROES
002770	PIC 9(11).
002780
002790	10 X837D-CLAIM-SEQ
002800	VALUE ZEROES
002810	PIC 9(11).
002820
002830	10 X837D-SVC-LINE-SEQ
002840	VALUE ZEROES
002850	PIC 9(11).
002860
002870
002880	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
002890	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
002900
002910
002920	10 X837D-SUB-SEQ
002930	VALUE ZEROES
002940	PIC 9(11).
002950
002960	10 X837D-TX-CODE
002970	VALUE ‘01’
002980	PIC X(02).
002990
003000	10 X837D-TX-CODE-SEQ-NUM
003010	VALUE ZEROES
003020	PIC 9(07).
003030
003040	END OF HDR SORT-KEY
003050

003060
003070
003080	LOOP-ID-2000A
003090
003100	05 X837D-PROV-HIERACHICAL-LVL-SEG.
003110
003120	10 X837D-PROV-HIER-NBR
003130	PIC X(12).
003140	10 X837D-PROV-HIER-LVL-CODE
003150	PIC X(02).
003160	10 X837D-PROV-HIER-CHILD-CODE
003170	PIC X(01).
003180	10 FILLER
003190	PIC X(10).
003200
003210	05 X837D-PROV-SPECIALTY-INFO-SEG.
003220
003230	10 X837D-PROV-TYPE-CODE
003240	PIC X(03).
003250	10 X837D-PROV-SPECIALTY-CODE
003260	PIC X(30).
003270	10 FILLER
003280	PIC X(10).
003290
003300	05 X837D-CURRENCY-INFO-SEG.
003310
003320	10 X837D-CURRENCY-CODE
003330	PIC X(03).
003340	10 FILLER
003350	PIC X(10).
003360
003370	LOOP-ID-2010AA
003380
003390	05 X837D-BILLING-PROV-NAME-SEG.
003400
003410	10 X83ZD-BILL-PROV-TYPE-CODE
003420	PIC X(01).
003430	10 X83ZD-BILL-PROV-NAME-LAST
003440	PIC X(35).
003450	10 X83ZD-BILL-PROV-NAME-FIRST
003460	PIC X(25).
003470	10 X83ZD-BILL-PROV-NAME-MIDDLE
003480	PIC X(25).
003490	10 X83ZD-BILL-PROV-NAME-SFX
003500	PIC X(10).
003510	10 X83ZD-BILL-PROV-ID-CODE-TYPE
003520	PIC X(02).
003530	10 X83ZD-BILL-PROV-ID-CODE
003540	PIC X(80).
003550	10 FILLER
003560	PIC X(10).

003570
003580	05 X837D-BILL-PROV- ADDR-SEG.
003590
003600	10 X837D-BILL-PROV-ADDR1
003610	PIC X(55).
003620	10 X837D-BILL-PROV-ADDR2
003630	PIC X(55).
003640	10 FILLER
003650	PIC X(10).
003660
003670	05 X837D-BILL-PROV- LOC-SEG.
003680
003690	10 X837D-BILL-PROV- CITY
003700	PIC X(30).
003710	10 X837D-BILL-PROV-STATE
003720	PIC X(02).
003730	10 X837D-BILL-PROV-ZIP
003740	PIC X(15).
003750	10 X837D-BILL-PROV-COUNTRY
003760	PIC X(03).
003770	10 FILLER
003780	PIC X(10).
003790
003800	05 X837D-BILL-PROV-2ND-IDENT-SEG
003810	OCCURS 5 TIMES
003820	INDEXED BY X837D-BILL-PROV-2ND-IDENT-NDX.
003830
003840	10 X837D-BILL-PROV-2ND-ID-CODE
003850	PIC X(03).
003860	10 X837D-BILL-PROV-2ND-ID
003870	PIC X(30).
003880	10 FILLER
003890	PIC X(10).
003900
003910	05 X837D-SUBMITTER-BANK-CARD-SEG
003920	OCCURS 8 TIMES
003930	INDEXED BY X837D-SUBMITTER-BANK-CARD-NDX.
003940
003950	10 X837D-SUBMITTER-CRDT-CRD-ID-TP
003960	PIC X(03).
003970	10 X837D-SUBMITTER-CRDT-CRD-ID
003980	PIC X(30).
003990	10 FILLER
004000	PIC X(10).
004010
004020	LOOP-ID-2010AB
004030
004040	05 X8 3ZD-PAYTO-PROV-NAME-SEG.
004050
004060	10 X8 3ZD-PAYTO-PROV-TYPE-CODE
004070	PIC X(01).

004080	10 X83ZD-PAYTO-PROV-NAME-LAST
004090	PIC X(35).
004100	10 X83ZD-PAYTO-PROV-NAME-FIRST
004110	PIC X(25).
004120	10 X83ZD-PAYTO-PROV-NAME-MIDDLE
004130	PIC X(25).
004140	10 X83ZD-PAYTO-PROV-NAME-SFX
004150	PIC X(10).
004160	10 X83ZD-PAYTO-PROV-ID-CODE-TYPE
004170	PIC X(02).
004180	10 X83ZD-PAYTO-PROV-ID-CODE
004190	PIC X(80).
004200	10 FILLER
004210	PIC X(10).
004220
004230	05 X837D-PAYTO-PROV-ADDR-SEG.
004240
004250	10 X837D-PAYTO-PROV-ADDR1
004260	PIC X(55).
004270	10 X837D-PAYTO-PROV-ADDR2
004280	PIC X(55).
004290	10 FILLER
004300	PIC X(10).
004310
004320	05 X837D-PAYTO-PROV-LOC-SEG.
004330
004340	10 X837D-PAYTO-PROV-CITY
004350	PIC X(30).
004360	10 X837D-PAYTO-PROV-STATE
004370	PIC X(02).
004380	10 X837D-PAYTO-PROV-ZIP
004390	PIC X(15).
004400	10 X837D-PAYTO-PROV-COUNTRY
004410	PIC X(03).
004420	10 FILLER
004430	PIC X(10).
004440
004450	05 X837D-PAYTO-PROV-2ND-ID-SEG.
004460	OCCURS 5 TIMES
004470	INDEXED BY X837D-PAYTO-PROV-2ND-ID-NDX.
004480
004490	10 X837D-PAYTO-PROV-2ND-ID-CODE
004500	PIC X(03).
004510	10 X837D-PAYTO-PROV-2ND-ID
004520	PIC X(30).
004530	10 FILLER
004540	PIC X(10).
004550
004560
004570
004580	837D - SUBSCRIBER

004590
004600
004610
004620	837D DETAIL, SUBSCRIBER HIERARCHAL LEVEL
004630
004640	01 X837D-SUBSCRIBER.
004650
004660	05 X837D-RECORD-CODE
004670	PIC X(02).
004680
004690	05 X837D-SORT-KEY.
004700
004710	10 X837D-PROV-SEQ-NUM
004720	VALUE ZEROES
004730	PIC 9(11).
004740
004750	10 X837D-SUBSCRIBER-SEQ-NUM
004760	VALUE ZEROES
004770	PIC 9(11).
004780
004790	10 X837D-PATIENT-SEQ
004800	VALUE ZEROES
004810	PIC 9(11).
004820
004830	10 X837D-CLAIM-SEQ
004840	VALUE ZEROES
004850	PIC 9(11).
004860
004870	10 X837D-SVC-LINE-SEQ
004880	VALUE ZEROES
004890	PIC 9(11).
004900
004910
004920	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
004930	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
004940
004950
004960	10 X837D-SUB-SEQ
004970	VALUE ZEROES
004980	PIC 9(11).
004990
005000	10 X837D-TX-CODE
005010	VALUE ‘02’
005020	PIC X(02).
005030
005040	10 X837D-TX-CODE-SEQ-NUM
005050	VALUE ZEROES
005060	PIC 9(07).
005070
005080	END OF HDR SORT-KEY
005090

005110
005120	LOOP-ID-2000B
005130
005140	05 X837D-SUBS-HIERACHICAL-LVL-SEG.
005150
005160	10 X837D-SUBS-HIER-NBR
005170	PIC X(12).
005180	10 X837D-SUBS-HIER-PARENT-NBR
005190	PIC X(12).
005200	10 X837D-SUBS-HIER-LVL-CODE
005210	PIC X(02).
005220	10 X837D-SUBS-HIER-CHILD-CODE
005230	PIC X(01).
005240	10 FILLER
005250	PIC X(10).
005260
005270	05 X837D-SUBSCRIBER-INFO-SEG.
005280
005290	10 X837D-SUBS-PYR-RESPONS-SEQ-CD
005300	PIC X(01).
005310	10 X837D-SUBS-RELATIONSHIP-CODE
005320	PIC X(02).
005330	10 X837D-SUBS-POLICY-NBR
005340	PIC X(30).
005350	10 X837D-SUBS-PLAN-NAME
005360	PIC X(60).
005370	10 X837D-SUBS-COB-CODE
005380	PIC X(01).
005390	10 X837D-SUBS-CLAIM-FILING-IND-CD
005400	PIC X(02).
005410	10 FILLER
005420	PIC X(10).
005430
005440	LOOP-ID-2010BA
005450
005460	05 X837D-SUBS-NAME-SEG.
005470
005480	10 X837D-SUBS-TYPE-CODE
005490	PIC X(01).
005500	10 X837D-SUBS-NAME-LAST
005510	PIC X(35).
005520	10 X837D-SUBS-NAME-FIRST
005530	PIC X(25).
005540	10 X837D-SUBS-NAME-MIDDLE
005550	PIC X(25).
005560	10 X837D-SUBS-NAME-SFX
005570	PIC X(10).
005580	10 X837D-SUBS-ID-CODE-TYPE
005590	PIC X(02).
005600	10 X837D-SUBS-ID-CODE

005610	PIC X(80).
005620	10 FILLER
005630	PIC X(10).
005640
005650	05 X837D-SUBS-ADDR-SEG.
005660
005670	10 X837D-SUBS-ADDR1
005680	PIC X(55).
005690	10 X837D-SUBS-ADDR2
005700	PIC X(55).
005710	10 FILLER
005720	PIC X(10).
005730
005740	05 X837D-SUBS-CITY-STATE-SEG.
005750
005760	10 X837D-SUBS-CITY
005770	PIC X(30).
005780	10 X837D-SUBS-STATE-CODE
005790	PIC X(02).
005800	10 X837D-SUBS-ZIP-CODE
005810	PIC X(15).
005820	10 X837D-SUBS-COUNTRY-CODE
005830	PIC X(03).
005840	10 FILLER
005850	PIC X(10).
005860
005870	05 X837D-SUBS-DEMOGRAPHIC-SEG.
005880
005890	10 X837D-SUBS-DOB
005900	PIC X (08).
005910	10 X837D-SUBS-GENDER-CODE
005920	PIC X(01).
005930	10 FILLER
005940	PIC X(10).
005950
005960	05 X837D-SUBS-2ND-ID-SEG
005970	OCCURS 4 TIMES
005980	INDEXED BY X837D-SUBS-2ND-ID-NDX.
005990
006000	10 X837D-SUBS-2ND-ID-TYPE
006010	PIC X(03).
006020	10 X837D-SUBS-2ND-ID
006030	PIC X(30).
006040	10 FILLER
006050	PIC X(10).
006060
006070	05 X837D-SUBS-PROP-CLAIM-NBR-SEG.
006080
006090	10 X837D-SUBS-PROP-CLAIM-NBR
006100	PIC X(30).
006110	10 FILLER

006120	PIC X(10).
006130
006140	LOOP-ID-2010BB
006150
006160	05 X837D-PAYER-NAME-SEG.
006170
006180	10 X837D-PAYER-NAME
006190	PIC X(35).
006200	10 X837D-PAYER-ID-CODE-TYPE
006210	PIC X(02).
006220	10 X837D-PAYER-ID-CODE
006230	PIC X(80).
006240	10 FILLER
006250	PIC X(10).
006260
006270	05 X837D-PAYER-ADDR-SEG.
006280
006290	10 X837D-PAYER-ADDR1
006300	PIC X(55).
006310	10 X837D-PAYER-ADDR2
006320	PIC X(55).
006330	10 FILLER
006340	PIC X(10).
006350
006360	05 X837D-PAYER-CITY-STATE-SEG.
006370
006380	10 X837D-PAYER-CITY
006390	PIC X(30).
006400	10 X837D-PAYER-STATE-CODE
006410	PIC X(02).
006420	10 X837D-PAYER-ZIP-CODE
006430	PIC X(15).
006440	10 X837D-PAYER-COUNTRY-CODE
006450	PIC X(03).
006460	10 FILLER
006470	PIC X(10).
006480
006490	05 X837D-PAYER-2ND-ID-SEG
006500	OCCURS 3 TIMES
006510	INDEXED BY X837D-PAYER-2ND-ID-NDX.
006520
006530	10 X837D-PAYER-2ND-ID-TYPE
006540	PIC X(03).
006550	10 X837D-PAYER-2ND-ID
006560	PIC X(30).
006570	10 FILLER
006580	PIC X(10).
006590
006600	LOOP-ID-2010BC
006610
006620	05 X837D-SUBS-CARD-NAME-SEG.

006630
006640	10 X837D-SUBS-CARD-TYPE-CODE
006650	PIC X(01).
006660	10 X837D-SUBS-CARD-NAME-LAST
006670	PIC X(35).
006680	10 X837D-SUBS-CARD-NAME-FIRST
006690	PIC X(25).
006700	10 X837D-SUBS-CARD-NAME-MIDDLE
006710	PIC X(25).
006720	10 X837D-SUBS-CARD-NAME-SFX
006730	PIC X(10).
006740	10 X837D-SUBS-CARD-ID-CODE-TYPE
006750	PIC X(02).
006760	10 X837D-SUBS-CARD-ID-CODE
006770	PIC X(80).
006780	10 FILLER
006790	PIC X(10).
006800
006810	05 X837D-SUBS-BANK-CARD-SEG
006820	OCCURS 3 TIMES
006830	INDEXED BY X837D-SUBS-BANK-CARD-NDX.
006840
006850	10 X837D-SUBS-CRDT-CARD-AUTH-NBR
006860	PIC X(30).
006870	10 FILLER
006880	PIC X(10).
006890
006900
006910
006920
006930	837S - PATIENT
006940
006950
006960
006970	837S DETAIL, PATIENT HIERARCHAL LEVEL
006980
006990	01 X837D-PATIENT.
007000
007010	05 X837D-RECORD-CODE
007020	PIC X(02).
007030
007040	05 X837D-SORT-KEY.
007050
007060	10 X837D-PROV-SEQ-NUM
007070	VALUE ZEROES
007080	PIC 9(11).
007090
007100	10 X837D-SUBSCRIBER-SEQ-NUM
007110	VALUE ZEROES
007120	PIC 9(11).
007130

007140	10 X837D-PATIENT-SEQ
007150	VALUE ZEROES
007160	PIC 9(11).
007170
007180	10 X837D-CLAIM-SEQ
007190	VALUE ZEROES
007200	PIC 9(11).
007210
007220	10 X837D-SVC-LINE-SEQ
007230	VALUE ZEROES
007240	PIC 9(11).
007250
007260
007270	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
007280	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’RECORD.
007290
007300
007310	10 X837D-SUB-SEQ
007320	VALUE ZEROES
007330	PIC 9(11).
007340
007350	10 X837D-TX-CODE
007360	VALUE ‘03’
007370	PIC X(02).
007380
007390	10 X837D-TX-CODE-SEQ-NUM
007400	VALUE ZEROES
007410	PIC 9(07).
007420
007430	END OF HDR SORT-KEY
007440
007450
007460
007470	LOOP-ID-2000C
007480
007490	05 X837D-PAT-HIERACHICAL-LVL-SEG.
007500
007510	10 X837D-PAT-HIER-NBR
007520	PIC X(12).
007530	10 X837D-PAT-HIER-PARENT-NBR
007540	PIC X(12).
007550	10 X837D-PAT-HIER-LVL-CODE
007560	PIC X(02).
007570	10 X837D-PAT-HIER-CHILD-CODE
007580	PIC X(01).
007590	10 FILLER
007600	PIC X(10).
007610
007620	05 X837D-PATIENT-INFO-SEG.
007630
007640	10 X837D-PAT-RELATIONSHIP-CODE

007650	PIC X(02).
007660	10 X837D-PAT-STUDENT-STATUS-CD
007670	PIC X(01).
007680	10 FILLER
007690	PIC X(10).
007700
007710	LOOP-ID-2010CA
007720
007730	05 X837D-PAT-NAME-SEG.
007740
007750	10 X837D-PAT-TYPE-CODE
007760	PIC X(01).
007770	10 X837D-PAT-NAME-LAST
007780	PIC X(35).
007790	10 X837D-PAT-NAME-FIRST
007800	PIC X(25).
007810	10 X837D-PAT-NAME-MIDDLE
007820	PIC X(25).
007830	10 X837D-PAT-NAME-SFX
007840	PIC X(10).
007850	10 X837D-PAT-ID-CODE-TYPE
007860	PIC X(02).
007870	10 X837D-PAT-ID-CODE
007880	PIC X(80).
007890	10 FILLER
007900	PIC X(10).
007910
007920	05 X837D-PAT-ADDR-SEG.
007930
007940	10 X837D-PAT-ADDR1
007950	PIC X(55).
007960	10 X837D-PAT-ADDR2
007970	PIC X(55).
007980	10 FILLER
007990	PIC X(10).
008000
008010	05 X837D-PAT-CITY-STATE-SEG.
008020
008030	10 X837D-PAT-CITY
008040	PIC X(30).
008050	10 X837D-PAT-STATE-CODE
008060	PIC X(02).
008070	10 X837D-PAT-ZIP-CODE
008080	PIC X(15).
008090	10 X837D-PAT-COUNTRY-CODE
008100	PIC X(03).
008110	10 FILLER
008120	PIC X(10).
008130
008140	05 X837D-PAT-DEMOGRAPHIC-SEG.
008150

008160	10 X837D-PAT-DOB
008170	PIC X(08).
008180	10 X837D-PAT-GENDER-CODE
008190	PIC X(01).
008200	10 FILLER
008210	PIC X(10).
008220
008230	05 X837D-PAT-2ND-ID-SEG
008240	OCCURS 5 TIMES
008250	INDEXED BY X837D-PAT-2ND-ID-NDX.
008260
008270	10 X837D-PAT-2ND-ID-TYPE
008280	PIC X(03).
008290	10 X837D-PAT-2ND-ID
008300	PIC X(30).
008310	10 FILLER
008320	PIC X(10).
008330
008340	05 X837D-PAT-PROP-CLAIM-NBR-SEG.
008350	10 X837D-PAT-PROP-CLAIM-NBR
008360	PIC X(30).
008370	10 FILLER
008380	PIC X(10).
008390
008400
008410
008420	837D - CLAIM-INFO
008430
008440
008450
008460	837D CLAIM INFORMATION
008470
008480	01 X837D-CLAIM-INFO.
008490
008500	05 X837D-RECORD-CODE
008510	PIC X(02).
008520
008530	05 X837D-SORT-KEY.
008540
008550	10 X837D-PROV-SEQ-NUM
008560	VALUE ZEROES
008570	PIC 9(11).
008580
008590	10 X837D-SUBSCRIBER-SEQ-NUM
008600	VALUE ZEROES
008610	PIC 9(11).
008620
008630	10 X837D-PATIENT-SEQ
008640	VALUE ZEROES
008650	PIC 9(11).
008660

008670	10 X837D-CLAIM-SEQ
008680	VALUE ZEROES
008690	PIC 9(11).
008700
008710	10 X837D-SVC-LINE-SEQ
008720	VALUE ZEROES
008730	PIC 9(11).
008740
008750
008760	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
008770	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
008780
008790
008800	10 X837D-SUB-SEQ
008810	VALUE ZEROES
008820	PIC 9(11).
008830
008840	10 X837D-TX-CODE
008850	VALUE ‘04’
008860	PIC X(02).
008870
008880	10 X837D-TX-CODE-SEQ-NUM
008890	VALUE ZEROES
008900	PIC 9(07).
008910
008920	END OF HDR SORT-KEY
008930
008940
008950
008960	LOOP-ID-2300
008970
008980	05 X837D-CLM-INFO-SEG.
008990
009000	10 X837D-CLM-PATIENT-CTL-NUM
009010	PIC X(38).
009020	10 X837D-CLM-TOT-CHARGE-AMOUNT
009030	PIC S9(11)V99.
009040	10 X837D-CLM-PLACE-OF-SVC-CODE
009050	PIC X(02).
009060	10 X837D-CLM-FREQ-TYPE-CODE
009070	PIC X(01).
009080	10 X837D-CLM-PROV-SIG-ON-FILE
009090	PIC X(01).
009100	10 X837D-CLM-MCARE-ASSIGNMENT-IND
009110	PIC X(01).
009120	10 X837D-CLM-ASSIGN-BENE-IND
009130	PIC X(01).
009140	10 X837D-CLM-RELEASE-OF-INFO-IND
009150	PIC X(01).
009160	10 X837D-CLM-RELATED-CAUSE-CD-1
009170	PIC X(03).

009180	10 X837D-CLM-RELATED-CAUSE-CD-2
009190	PIC X(03).
009200	10 X837D-CLM-RELATED-CAUSE-CD-3
009210	PIC X(03).
009220	10 X837D-CLM-ACCIDENT-STATE
009230	PIC X(02).
009240	10 X837D-CLM-COUNTRY-CODE
009250	PIC X(03).
009260	10 X837D-CLM-SPECIAL-PROG-IND
009270	PIC X(03).
009280	10 X837D-CLM-SUBMISSION-REAS
009290	PIC X(02).
009300	10 X837D-CLM-DELAY-REAS-CODE
009310	PIC X(03).
009320	10 FILLER
009330	PIC X(10).
009340
009350	05 X837D-CLM-ADMISSION-DATE-SEG.
009360
009370	10 X837D-CLM-ADMISSION-DATE
009380	PIC X(08).
009390	10 FILLER
009400	PIC X(10).
009410
009420	05 X837D-CLM-DISCHARGE-DATE-SEG.
009430
009440	10 X837D-CLM-DISCHARGE-DATE
009450	PIC X(08).
009460	10 FILLER
009470	PIC X(10).
009480
009490	05 X837D-CLM-REFERRAL-DATE-SEG.
009500
009510	10 X837D-CLM-REFERRAL-DATE
009520	PIC X(08).
009530	10 FILLER
009540	PIC X(10).
009550
009560	05 X837D-CLM-ACCIDENT-DATE-SEG.
009570	10 X837D-CLM-ACCIDENT-DATE
009580	PIC X(08).
009590	10 FILLER
009600	PIC X(10).
009610
009620	05 X837D-CLM-APPL-PLACE-DT-SEG
009630	OCCURS 5 TIMES
009640	INDEXED BY X837D-CLM-APPL-PLACET-DT-NDX.
009650
009660	10 X837D-CLM-APPL-PLACE-DT
009670	PIC X(08).
009680	10 FILLER

009690	PIC X(10).
009700
009710	05 X837D-CLM-SERVICE-DATE-SEG.
009720
009730	10 X837D-CLM-SERVICE-DATE
009740	PIC X(08).
009750	10 FILLER
009760	PIC X(10).
009770
009780	05 X837D-CLM-ORTHO-MM-TREAT-SEG.
009790
009800	10 X837D-CLM-ORTHO-MONTHS-REMAIN
009810	PIC S9(7)V99.
009820	10 X837D-CLM-XTR-ORAL-TRAC-DEVICE
009830	PIC X(01).
009840	10 FILLER
009850	PIC X(10).
009860
009870	05 X837D-CLM-TOOTH-STATUS
009880	OCCURS 35 TIMES
009890	INDEXED BY X837D-CLM-TOOTH-STATUS-NDX.
009900
009910	10 X837D-CLM-TOOTH-NBR
009920	PIC X(30).
009930	10 X837D-CLM-TOOTH-STATUS-CD
009940	PIC X(02).
009950
009960	05 X837D-CLM-SUPPLMENT-INFO-SEG
009970	OCCURS 10 TIMES
009980	INDEXED BY X837D-CLM-SUPPLMENT-INFO-NDX.
009990
010000	10 X837D-CLM-ATTACHMENT-TYPE
010010	PIC X(02).
010020	10 X837D-CLM-ATTCH-TRANSMIT-CODE
010030	PIC X(02).
010040	10 X837D-CLM-ATTACHMENT-CNTL-NBR
010050	PIC X(80).
010060	10 FILLER
010070	PIC X(10).
010080
010090	05 X837D-CLM-PAT-PAID-AMT-SEG.
010100
010110	10 X837D-CLM-PAT-PAID-AMT
010120	PIC S9(11)V99.
010130	10 FILLER
010140	PIC X(10).
010150
010160	05 X837D-CLM-CARD-MAX-AMT-SEG.
010170
010180	10 X837D-CLM-CARD-MAX-AMT
010190	PIC S9(11)V99.

010200	10 FILLER
010210	PIC X(10).
010220
010230	05 X837D-CLM-PREDETERMINE-ID-SEG
010240	OCCURS 5 TIMES
010250	INDEXED BY X837D-CLM-PREDETERMINE-ID-NDX.
010260
010270	10 X837D-CLM-PREDETERM-BENE-IND
010280	PIC X(30).
010290	10 FILLER
010300	PIC X(10).
010310
010320	05 X837D-CLM-SVC-AUTH-EXCEP-SEG.
010330	10 X837D-CLM-SVC-AUTH-EXCEP-CD
010340	PIC X(30).
010350	10 FILLER
010360	PIC X(10).
010370
010380	05 X837D-CLM-ORIG-REF-NBR-SEG.
010390	10 X837D-CLM-ORIG-REF-NBR
010400	PIC X(30).
010410	10 FILLER
010420	PIC X(10).
010430
010440	05 X837D-CLM-PA-REF-NBR-SEG
010450	OCCURS 2 TIMES
010460	INDEXED BY X837D-CLM-PA-REF-NBR-NDX.
010470
010480	10 X837D-CLM-PA-REF-QUAL
010490	PIC X(03).
010500	10 X837D-CLM-PA-REF-NBR
010510	PIC X(30).
010520	10 FILLER
010530	PIC X(10).
010540
010550	05 X837D-CLM-CLRHSE-TRACE-SEG.
010560	10 X837D-CLM-CLRHSE-TRACE-NBR.
010570	PIC X(30).
010580	10 FILLER
010590	PIC X(10).
010600
010610	05 X837D-CLM-NOTE-SEG
010620	OCCURS 20 TIMES
010630	INDEXED BY X837D-CLM-NOTE-NDX.
010640
010650	10 X837D-CLM-NOTE-REF-CODE
010660	PIC X(03).
010670	10 X837D-CLM-NOTE-TEXT
010680	PIC X(80).
010690	10 FILLER
010700	PIC X(10).

010710
010720	LOOP-ID-2310A
010730
010740	05 X837D-CLM-REF-PROV-NAME-LOOP
010750	OCCURS 2 TIMES
010760	INDEXED BY X837D-CLM-REF-PROV-NAME-NDX.
010770
010780	10 X837D-CLM-REF-PROV-NAME-SEG.
010790
010800	15 X837D-CLM-REF-PROV-ENTITY-CD
010810	PIC X(03).
010820	15 X837D-CLM-REF-PROV-NME-QUAL
010830	PIC X(01).
010840	15 X837D-CLM-REF-PROV-NM-LAST
010850	PIC X(35).
010860	15 X837D-CLM-REF-PROV-NM-FIRST
010870	PIC X(25).
010880	15 X837D-CLM-REF-PROV-NM-MIDDLE
010890	PIC X(25).
010900	15 X837D-CLM-REF-PROV-NM-SFX
010910	PIC X(10).
010920	15 X837D-CLM-REF-PROV-ID-QUAL
010930	PIC X(02).
010940	15 X837D-CLM-REF-PROV-ID-NBR
010950	PIC X(80).
010960	15 FILLER
010970	PIC X(10).
010980
010990	10 X837D-CLM-REF-PROV-SPEC-SEG.
011000
011010	15 X837D-CLM-REF-PROV-SPEC-CODE
011020	PIC X(30).
011030	15 FILLER
011040	PIC X(10).
011050
011060	10 X837D-CLM-REF-PROV-2ND-ID-SEG
011070	OCCURS 5 TIMES
011080	INDEXED BY X837D-CLM-REF-PROV-2ND-ID-NDX.
011090
011100	15 X837D-CLM-REF-PROV-2ND-ID-CODE
011110	PIC X(03).
011120	15 X837D-CLM-REF-PROV-2ND-ID
011130	PIC X(30).
011140	15 FILLER
011150	PIC X(10).
011160
011170	LOOP-ID-2310B
011180
011190	05 X837D-CLM-REND-PROV-NAME-SEG.
011200
011210	10 X837D-CLM-REND-PROV-ENTITY-CD

011220	PIC X(03).
011230	10 X837D-CLM-REND-PROV-NME-QUAL
011240	PIC X(01).
011250	10 X837D-CLM-REND-PROV-NM-LAST
011260	PIC X(35).
011270	10 X837D-CLM-REND-PROV-NM-FIRST
011280	PIC X(25).
011290	10 X837D-CLM-REND-PROV-NM-MIDDLE
011300	PIC X(25).
011310	10 X837D-CLM-REND-PROV-NM-SFX
011320	PIC X(10).
011330	10 X837D-CLM-REND-PROV-ID-QUAL
011340	PIC X(02).
011350	10 X837D-CLM-REND-PROV-ID-NBR
011360	PIC X(80).
011370	10 FILLER
011380	PIC X(10).
011390
011400	05 X837D-CLM-REND-PROV-SPEC-SEG.
011410
011420	10 X837D-CLM-REND-PROV-SPEC-CODE
011430	PIC X(30).
011440	10 FILLER
011450	PIC X(10).
011460
011470	05 X837D-CLM-REND-PROV-2ND-ID-SEG
011480	OCCURS 5 TIMES
011490	INDEXED BY X837D-CLM-REND-PROV-2ND-ID-NDX.
011500
011510	10 X837D-CLM-REND-PROV-2ND-ID-CD
011520	PIC X(03).
011530	10 X837D-CLM-REND-PROV-2ND-ID
011540	PIC X(30).
011550	10 FILLER
011560	PIC X(10).
011570
011580	LOOP-ID-2310C
011590
011600	05 X837D-CLM-SVC-FAC-LOC-SEG.
011610
011620	10 X837D-CLM-SVC-FAC-NAME
011630	PIC X(35).
011640	10 X837D-CLM-SVC-FAC-ID-QUAL
011650	PIC X(02).
011660	10 X837D-CLM-SVC-FAC-ID
011670	PIC X(80).
011680	10 FILLER
011690	PIC X(10).
011700
011710	05 X837D-CLM-SVC-FAC-2ND-ID-SEG
011720	OCCURS 5 TIMES

011730	INDEXED BY X837D-CLM-SVC-FAC-2ND-ID-NDX.
011740
011750	10 X837D-CLM-SVC-FAC-2ND-ID-TYPE
011760	PIC X(03).
011770	10 X837D-CLM-SVC-FAC-2ND-ID
011780	PIC X(30).
011790	10 FILLER
011800	PIC X(10).
011810
011820	LOOP-ID-2310D
011830
011840	05 X837D-CLM-AST-SURG-NAME-SEG.
011850
011860	10 X837D-CLM-AST-SURG-ENTITY-CD
011870	PIC X(03).
011880	10 X837D-CLM-AST-SURG-NME-QUAL
011890	PIC X(01).
011900	10 X837D-CLM-AST-SURG-NM-LAST
011910	PIC X(35).
011920	10 X837D-CLM-AST-SURG-NM-FIRST
011930	PIC X(25).
011940	10 X837D-CLM-AST-SURG-NM-MIDDLE
011950	PIC X(25).
011960	10 X837D-CLM-AST-SURG-NM-SFX
011970	PIC X(10).
011980	10 X837D-CLM-AST-SURG-ID-QUAL
011990	PIC X(02).
012000	10 X837D-CLM-AST-SURG-ID-NBR
012010	PIC X(80).
012020	10 FILLER
012030	PIC X(10).
012040
012050	05 X837D-CLM-AST-SURG-SPEC-SEG.
012060
012070	10 X837D-CLM-AST-SURG-SPEC-CODE
012080	PIC X(30).
012090	10 FILLER
012100	PIC X(10).
012110
012120	05 X837D-CLM-AST-SURG-2ND-ID-SEG.
012130
012140	10 X837D-CLM-AST-SURG-2ND-ID-CODE
012150	PIC X(03).
012160	10 X837D-CLM-AST-SURG-2ND-ID
012170	PIC X(30).
012180	10 FILLER
012190	PIC X(10).
012200
012210
012220
012230

012240
012250	837D - OTHER SUBSCRIBER INFORMATION
012260
012270
012280
012290	837D OTHER SUBSCRIBER INFORMATION
012300
012310	01 X837D-OTHER-SUBSCRIBER-INFO.
012320
012330	05 X837D-RECORD-CODE
012340	PIC X(02).
012350
012360	05 X837D-SORT-KEY.
012370
012380	10 X837D-PROV-SEQ-NUM
012390	VALUE ZEROES
012400	PIC 9(11).
012410
012420	10 X837D-SUBSCRIBER-SEQ-NUM
012430	VALUE ZEROES
012440	PIC 9(11).
012450
012460	10 X837D-PATIENT-SEQ
012470	VALUE ZEROES
012480	PIC 9(11).
012490
012500	10 X837D-CLAIM-SEQ
012510	VALUE ZEROES
012520	PIC 9(11).
012530
012540	10 X837D-SVC-LINE-SEQ
012550	VALUE ZEROES
012560	PIC 9(11).
012570
012580
012590	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
012600	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
012610
012620
012630	10 X837D-SUB-SEQ
012640	VALUE ZEROES
012650	PIC 9(11).
012660
012670	10 X837D-TX-CODE
012680	VALUE ‘05’
012690	PIC X(02).
012700
012710	10 X837D-TX-CODE-SEQ-NUM
012720	VALUE ZEROES
012730	PIC 9(07).
012740

012750	END OF HDR SORT-KEY
012760
012770
012780
012790	LOOP-2320 OTHER SUBSCRIBER INFORMATION-START
012800
012810	05 X837D-OTHR-SUBS-INFO-SEG.
012820
012830	10 X837D-PAYER-RESPONS-CODE
012840	PIC 9(01).
012850	10 X837D-INDIVIDUAL-RELAT-CODE
012860	PIC 9(02).
012870	10 X837D-OTHR-SUBS-POLICY-NBR
012880	PIC X(30).
012890	10 X837D-OTHR-SUBS-PLAN-NAME
012900	PIC X(60).
012910	10 X837D-OTHR-SUBS-FILING-IND-CD
012920	PIC 9(02).
012930	10 FILLER
012940	PIC X(10).
012950
012960	CLAIM LEVEL ADJUSTMENTS ON SEPARATE RECORD
012970
012980	05 X837D-COB-PAYER-PAID-SEG.
012990
013000	10 X837D-COB-PAYER-PAID-AMT
013010	PIC S9(11)V99.
013020	10 FILLER
013030	PIC X(10).
013040
013050	05 X837D-COB-APPROVED-SEG.
013060
013070	10 X837D-COB-APPROVED-AMT
013080	PIC S9(11)V99.
013090	10 FILLER
013100	PIC X(10).
013110
013120	05 X837D-COB-ALLOWED-SEG.
013130
013140	10 X837D-COB-ALLOWED-AMT
013150	PIC S9(11)V99.
013160	10 FILLER
013170	PIC X(10).
013180
013190	05 X837D-COB-PAT-RESPON-SEG.
013200
013210	10 X837D-COB-PAT-RESPON-AMT
013220	PIC S9(11)V99.
013230	10 FILLER
013240	PIC X(10).
013250

013260	05 X837D-COB-COVERED-SEG.
013270
013280	10 X837D-COB-COVERED-AMT
013290	PIC S9(11)V99.
013300	10 FILLER
013310	PIC X(10).
013320	‘
013330	05 X837D-COB-DISCOUNT-SEG
013340
013350	10 X837D-COB-DISCOUNT-AMT
013360	PIC S9(11)V99.
013370	10 FILLER
013380	PIC X(10).
013390
013400	05 X837D-COB-PATIENT-PAID-SEG.
013410
013420	10 X837D-COB-PATIENT-PAID-AMT
013430	PIC S9(11)V99.
013440
013450	10 FILLER
013460	PIC X(10).
013470
013480	05 X837D-OTHR-SUBS-DEMO-SEG.
013490
013500	10 X837D-OTH-SUBS-OTHR-INSRD-DOB
013510	PIC X(08).
013520	10 X837D-OTH-SUBS-OTHR-GENDER-CD
013530	PIC X(01).
013540	10 FILLER
013550	PIC X(10).
013560
013570	05 X837D-OTHR-INS-COVRG-INFO-SEG.
013580
013590	10 X837D-ASSIGNMENT-OF-BENE-IND
013600	PIC X(01).
013610	10 X837D-RELEASE-INFO-CODE
013620	PIC X(01).
013630	10 FILLER
013640	PIC X(10).
013650
013660
013670	LOOP-2330A OTHR SUBSCRIBER NAME
013680
013690	05 X837D-OTHR-SUBS-NAME-SEG.
013700
013710	10 X837D-OTHR-SUBS-TYPE-CODE
013720	PIC X(01).
013730	10 X837D-OTHR-SUBS-NAME-LAST
013740	PIC X(35).
013750	10 X837D-OTHR-SUBS-NAME-FIRST
013760	PIC X(25).

013770	10 X837D-OTHR-SUBS-NAME-MIDDLE
013780	PIC X(25).
013790	10 X837D-OTHR-SUBS-NAME-SFX
013800	PIC X(10).
013810	10 X837D-OTHR-SUBS-ID-CODE-TYPE
013820	PIC X(02).
013830	10 X837D-OTHR-SUBS-ID-CODE
013840	PIC X (80).
013850	10 FILLER
013860	PIC X(10).
013870
013880	05 X837D-OTHR-SUBS-ADDR-SEG.
013890
013900	10 X837D-OTHR-SUBS-ADDR1
013910	PIC X(55).
013920	10 X837D-OTHR-SUBS-ADDR2
013930	PIC X(55).
013940	10 FILLER
013950	PIC X(10).
013960
013970	05 X837D-OTHR-SUBS-CITY-STATE-SEG.
013980
013990	10 X837D-OTHR-SUBS-CITY
014000	PIC X(30).
014010	10 X837D-OTHR-SUBS-STATE-CODE
014020	PIC X(02).
014030	10 X837D-OTHR-SUBS-ZIP-CODE
014040	PIC X(15).
014050	10 X837D-OTHR-SUBS-COUNTRY-CODE
014060	PIC X(03).
014070	10 FILLER
014080	PIC X(10).
014090
014100	05 X837D-OTHR-SUBS-2ND-ID-SEG
014110	OCCURS 3 TIMES
014120	INDEXED BY X837D-OTHR-SUBS-2ND-ID-NDX.
014130
014140	10 X837D-OTHR-SUBS-2ND-ID-TYPE
014150	PIC X(03).
014160	10 X837D-OTHR-SUBS-2ND-ID
014170	PIC X(30).
014180	10 FILLER
014190	PIC X(10).
014200
014210	LOOP-2330B OTHR PAYER NAME
014220
014230	05 X837D-OTHR-PAYER-NAME-SEG.
014240
014250	10 X837D-OTHR-PAYER-NAME
014260	PIC X(35).
014270	10 X837D-OTHR-PAYER-ID-CODE-TYPE

014280	PIC X(02).
014290	10 X837D-OTHR-PAYER-ID-CODE
014300	PIC X(80).
014310	10 FILLER
014320	PIC X(10).
014330
014340	05 X837D-OTHR-PYR-CONTACT-SEG
014350	OCCURS 2 TIMES
014360	INDEXED BY X837D-OTHR-PYR-CONTACT-NDX.
014370
014380	10 X837D-OTHR-PYR-CONTACT-NAME
014390	PIC X(60).
014400	10 X837D-OTHR-PYR-COMM-INFO
014410	OCCURS 3 TIMES
014420	INDEXED BY X837D-OTHR-PYR-COMM-INFO-NDX.
014430	15 X837D-OTHR-PYR-COMM-QUAL
014440	PIC X(02).
014450	15 X837D-OTHR-PYR-COMM-NUMBER
014460	PIC X(80).
014470	10 FILLER
014480	PIC X(10).
014490
014500	05 X837D-CLAIM-PAID-DATE-SEG.
014510
014520	10 X837D-CLAIM-PAID-DATE
014530	PIC X(08).
014540
014550	05 X837D-OTHR-PAYER-2ND-IDENT-SEG
014560	OCCURS 3 TIMES
014570	INDEXED BY X837D-OTHR-PAYER-2ND-IDENT-NDX.
014580
014590	10 X837D-OTHR-PAYER-2ND-ID-TYPE
014600	PIC X(03).
014610	10 X837D-OTHR-PAYER-2ND-ID
014620	PIC X(30).
014630	10 FILLER
014640	PIC X(10).
014650
014660	05 X837D-OTHR-PAYER-PA-REF-SEG.
014670
014680	10 X837D-OTHR-PAYER-PA-REF-IND
014690	PIC X(03).
014700	10 X837D-OTHR-PAYER-PA-REF-NUMBER
014710	PIC X(30).
014720	10 FILLER
014730	PIC X(10).
014740
014750	05 X837D-OTHR-PYR-CLM-ADJ-IND-SEG.
014760
014770	10 X837D-OTHR-PAYER-ADJ-QUAL
014780	PIC X(03).

014790	10 X837D-OTHR-PAYER-ADJ-IND
014800	PIC X(30).
014810	10 FILLER
014820	PIC X(10).
014830
014840	LOOP-2330C OTHR PAYER PATIENT
014850
014860	05 X837D-OTHR-PYR-PAT-INFO-SEG.
014870
014880	10 X837D-OTHR-PYR-PAT-NAME
014890	PIC X(35).
014900	10 X837D-OTHR-PYR-PAT-PRIME-QUAL
014910	PIC X(02).
014920	10 X837D-OTHR-PYR-PAT-PRIME-ID
014930	PIC X(30).
014940	10 FILLER
014950	PIC X(10).
014960
014970	05 X837D-OTHR-PAYER-PAT-ID-SEG
014980	OCCURS 3 TIMES
014990	INDEXED BY X837D-OTHR-PAYER-PAT-ID-NDX.
015000
015010	10 X837D-OTHR-PAYER-PAT-ID-QUAL
015020	PIC X(03).
015030	10 X837D-OTHR-PAYER-PAT-ID-NBR
015040	PIC X(30).
015050	10 FILLER
015060	PIC X(10).
015070
015080	LOOP-2330D OTHR PAYER REFERRING PROVIDER
015090
015100	05 X837D-OTHR-PYR-REF-PROV-SEG.
015110
015120	10 X837D-OTHR-PYR-REF-PROV-CD
015130	PIC X(03).
015140	10 X837D-OTHR-PYR-REF-PROV-QUAL
015150	PIC X(01).
015160	10 FILLER
015170	PIC X(10).
015180
015190	05 X837D-OTHR-PYR-REF-PRV-ID-SEG
015200	OCCURS 3 TIMES
015210	INDEXED BY X837D-OTHR-PYR-REF-PRV-ID-NDX.
015220
015230	10 X837D-OTHR-PYR-REF-PRV-ID-QL
015240	PIC X(03).
015250	10 X837D-OTHR-PYR-REF-PRV-ID
015260	PIC X(30).
015270	10 FILLER
015280	PIC X(10).
015290

015300	LOOP-2330E OTHR PAYER RENDERING PROVIDER
015310
015320	05 X837D-OTHR-PYR-REND-PROV-SEG.
015330
015340	10 X837D-OTHR-PYR-REND-PROV-QUAL
015350	PIC X(01).
015360	10 FILLER
015370	PIC X(10).
015380
015390	05 X837D-OTHR-PYR-REND-PRV-ID-SEG
015400	OCCURS 3 TIMES
015410	INDEXED BY X837D-OTHR-PYR-REND-PRV-ID-NDX.
015420
015430	10 X837D-OTHR-PYR-REND-PRV-ID-QL
015440	PIC X(03).
015450	10 X837D-OTHR-PYR-REND-PRV-ID
015460	PIC X(30).
015470	10 FILLER
015480	PIC X(10).
015490
015500
015510
015520
015530	837D - CLAIM LEVEL-ADJUSTMENT (99)
015540
015550
015560
015570	837D CLAIM LEVEL ADJUSTMENT
015580
015590	01 X837D-CLAIM-LVL-ADJUSTMENT.
015600
015610	05 X837D-RECORD-CODE
015620	PIC X(02).
015630
015640	05 X837D-SORT-KEY.
015650
015660	10 X837D-PROV-SEQ-NUM
015670	VALUE ZEROES
015680	PIC 9(11).
015690
015700	10 X837D-SUBSCRIBER-SEQ-NUM
015710	VALUE ZEROES
015720	PIC 9(11).
015730
015740	10 X837D-PATIENT-SEQ
015750	VALUE ZEROES
015760	PIC 9(11).
015770
015780	10 X837D-CLAIM-SEQ
015790	VALUE ZEROES
015800	PIC 9(11).

015810
015820	10 X837D-SVC-LINE-SEQ
015830	VALUE ZEROES
015840	PIC 9(11).
015850
015860
015870	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
015880	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’RECORD.
015890
015900
015910	10 X837D-SUB-SEQ
015920	VALUE ZEROES
015930	PIC 9(11).
015940
015950	10 X837D-TX-CODE
015960	VALUE ‘06’
015970	PIC X(02).
015980
015990	10 X837D-TX-CODE-SEQ-NUM
016000	VALUE ZEROES
016010	PIC 9(07).
016020
016030	END OF HDR SORT-KEY
016040
016050
016060
016070	05 X837D-CLAIM-ADJ-SEG
016080	OCCURS 05 TIMES
016090	INDEXED BY X837D-CLAIM-ADJ-NDX.
016100
016110	10 X837D-CLAIM-ADJ-GROUP-CODE
016120	PIC X(02).
016130	10 X837D-CLAIM-ADJ
016140	OCCURS 6 TIMES
016150	INDEXED BY X837D-CLAIM-ADJ-NDX.
016160	15 X837D-CLAIM-ADJ-REASON-CD
016170	PIC X(05).
016180	15 X837D-CLAIM-ADJ-AMOUNT
016190	PIC S9(11)V99.
016200	15 X837D-CLAIM-ADJ-UNITS
016210	PIC S9(7)V9(4).
016220
016230
016240
016250
016260	837D - CLAIM-SERVICE-LINE (MAX 50)
016270
016280
016290
016300	837D CLAIM SERVICE LINE
016310

016320	01 X837D-CLAIM-SVC-LINE.
016330
016340	05 X837D-RECORD-CODE
016350	PIC X(02).
016360
016370	05 X837D-SORT-KEY.
016380
016390	10 X837D-PROV-SEQ-NUM
016400	VALUE ZEROES
016410	PIC 9(11).
016420
016430	10 X837D-SUBSCRIBER-SEQ-NUM
016440	VALUE ZEROES
016450	PIC 9(11).
016460
016470	10 X837D-PATIENT-SEQ
016480	VALUE ZEROES
016490	PIC 9(11).
016500
016510	10 X837D-CLAIM-SEQ
016520	VALUE ZEROES
016530	PIC 9(11).
016540
016550	10 X837D-SVC-LINE-SEQ
016560	VALUE ZEROES
016570	PIC 9(11).
016580
016590
016600	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
016610	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’RECORD.
016620
016630
016640	10 X837D-SUB-SEQ
016650	VALUE ZEROES
016660	PIC 9(11).
016670
016680	10 X837D-TX-CODE
016690	VALUE ‘07’
016700	PIC X(02).
016710
016720	10 X837D-TX-CODE-SEQ-NUM
016730	VALUE ZEROES
016740	PIC 9(07).
016750
016760	END OF HDR SORT-KEY
016770
016780
016790
016800	LOOP-ID-2400
016810
016820	05 X837D-LN-ASSIGNED-NBR-SEG.

016830
016840	10 X837D-LN-ASSIGNED-NBR
016850	PIC S9(9).
016860
016870	05 X837D-LN-DENTAL-SVC-SEG.
016880
016890	10 X837D-LN-PROC-CODE
016900	PIC X(48).
016910	10 X837D-LN-PROC-MOD-1
016920	PIC X(02).
016930	10 X837D-LN-PROC-MOD-2
016940	PIC X(02).
016950	10 X837D-LN-PROC-MOD-3
016960	PIC X(02).
016970	10 X837D-LN-PROC-MOD-4
016980	PIC X(02).
016990	10 X837D-LN-SUBMITTED-CHRG
017000	PIC S9(11)V99.
017010	10 X837D-LN-PLACE-OF-SVC-CODE
017020	PIC X(02).
017030	10 X837D-LN-ORAL-CAVITY-CD
017040	OCCURS 5 TIMES
017050	INDEXED BY X837D-LN-ORAL-CAVITY-CD-NDX
017060	PIC X(03).
017070	10 X837D-LN-INIT-REPLACE-PROTH
017080	PIC X(01).
017090	10 X837D-LN-PROC-COUNT
017100	PIC S9(9).
017110	10 FILLER
017120	PIC X(10).
017130
017140	05 X837D-LN-TOOTH-INFO-SEG
017150	OCCURS 32 TIMES
017160	INDEXED BY X837D-LN-TOOTH-INFO-NDX.
017170
017180	10 X837D-LN-TOOTH-CODE
017190	PIC X(30).
017200	10 X837D-LN-TOOTH-SURFACE-CD
017210	OCCURS 5 TIMES
017220	INDEXED BY X837D-LN-TOOTH-SURFACE-NDX
017230	PIC X(02).
017240	10 FILLER
017250	PIC X(10).
017260
017270	05 X837D-LN-SVC-DATE-SEG
017280	PIC X(08).
017290
017300	05 X837D-LN-PRIOR-PLACE-DATE-SEG
017310	PIC X(08).
017320
017330	05 X837D-LN-APPL-PLACE-DATE-SEG

017340	PIC X(08).
017350
017360	05 X837D-LN-REPLACEMENT-DATE-SEG
017370	PIC X(08).
017380
017390	05 X837D-LN-ANESTHESIA-QTY-SEG
017400	OCCURS 5 TIMES
017410	INDEXED BY X837D-LN-ANESTHESIA-QTY-NDX.
017420
017430	10 X837D-LN-ANESTHESIA-QTY-QUAL
017440	PIC X(02).
017450	10 X837D-LN-ANESTHESIA-QTY
017460	PIC S9(9)V99.
017470
017480	05 X837D-LN-PREDETERMINE-ID-SEG.
017490
017500	10 X837D-LN-PREDETERM-BENE-IND
017510	PIC X(30).
017520	10 FILLER
017530	PIC X(10).
017540
017550	05 X837D-LN-PA-REF-NBR-SEG
017560	OCCURS 2 TIMES
017570	INDEXED BY X837D-LN-PA-REF-NBR-NDX.
017580
017590	10 X837D-LN-PA-REF-QUAL
017600	PIC X(03).
017610	10 X837D-LN-PA-REF-NBR
017620	PIC X(30).
017630	10 FILLER
017640	PIC X(10).
017650
017660
017670	05 X837D-LN-ITEM-CNTL-NBR-SEG.
017680
017690	10 X837D-LN-ITEM-CNTL-NBR
017700	PIC X(30).
017710	10 FILLER
017720	PIC X(10).
017730
017740	05 X837D-LN-APPROVED-AMT-SEG.
017750
017760	10 X837D-LN-APPROVED-AMT
017770	PIC S9(11)V99.
017780
017790	05 X837D-LN-SALES-TAX-AMT-SEG.
017800
017810	10 X837D-LN-SALES-TAX-AMT
017820	PIC S9(11)V99.
017830
017840	05 X837D-LN-NOTE-SEG

017850	OCCURS 20 TIMES
017860	INDEXED BY X837D-LN-NOTE-NDX.
017870
017880	10 X837D-LN-NOTE-TEXT
017890	PIC X(80).
017900	10 FILLER
017910	PIC X(10).
017920
017930	LOOP-ID-2420A
017940
017950	05 X837D-LN-REND-PROV-NAME-SEG.
017960
017970	10 X837D-LN-REND-PROV-ENTITY-CD
017980	PIC X(03).
017990	10 X837D-LN-REND-PROV-NME-QUAL
018000	PIC X(01).
018010	10 X837D-LN-REND-PROV-NM-LAST
018020	PIC X(35).
018030	10 X837D-LN-REND-PROV-NM-FIRST
018040	PIC X(25).
018050	10 X837D-LN-REND-PROV-NM-MIDDLE
018060	PIC X(25).
018070	10 X837D-LN-REND-PROV-NM-SFX
018080	PIC X(10).
018090	10 X837D-LN-REND-PROV-ID-QUAL
018100	PIC X(02).
018110	10 X837D-LN-REND-PROV-ID-NBR
018120	PIC X(80).
018130	10 FILLER
018140	PIC X(10).
018150
018160	05 X837D-LN-REND-PROV-SPEC-SEG.
018170
018180	10 X837D-LN-REND-PROV-SPEC-CODE
018190	PIC X(30).
018200	10 FILLER
018210	PIC X(10).
018220
018230	05 X837D-LN-REND-PROV-2ND-ID-SEG
018240	OCCURS 5 TIMES
018250	INDEXED BY X837D-LN-REND-PROV-2ND-ID-NDX.
018260
018270	10 X837D-LN-REND-PROV-2ND-ID-CODE
018280	PIC X(03).
018290	10 X837D-LN-REND-PROV-2ND-ID
018300	PIC X(30).
018310	10 FILLER
018320	PIC X(10).
018330
018340	05 X837D-LN-OTH-PYR-REF-NBR-SEG.
018350	10 X837D-LN-OTH-PYR-REF-NAME

018360	PIC X(35).
018370	10 FILLER
018380	PIC X(10).
018390
018400	05 X837D-LN-OTH-PYR-PA-REF-NB-SEG
018410	OCCURS 2 TIMES
018420	INDEXED BY X837D-LN-OTH-PYR-PA-REF-NB-NDX.
018430
018440	10 X837D-LN-OTH-PYR-PA-REF-QUAL
018450	PIC X(03).
018460	10 X837D-LN-OTH-PYR-PA-REF-NB
018470	PIC X(30).
018480	10 FILLER
018490	PIC X(10).
018500
018510	LOOP-ID-2420C
018520
018530	05 X837D-LN-AST-SURG-NAME-SEG.
018540
018550	10 X837D-LN-AST-SURG-ENTITY-CD
018560	PIC X(03).
018570	10 X837D-LN-AST-SURG-NME-QUAL
018580	PIC X(01).
018590	10 X837D-LN-AST-SURG-NM-LAST
018600	PIC X(35).
018610	10 X837D-LN-AST-SURG-NM-FIRST
018620	PIC X(25).
018630	10 X837D-LN-AST-SURG-NM-MIDDLE
018640	PIC X(25).
018650	10 X837D-LN-AST-SURG-NM-SFX
018660	PIC X(10).
018670	10 X837D-LN-AST-SURG-ID-QUAL
018680	PIC X(02).
018690	10 X837D-LN-AST-SURG-ID-NBR
018700	PIC X(80).
018710	10 FILLER
018720	PIC X(10).
018730
018740	05 X837D-LN-AST-SURG-SPEC-SEG.
018750
018760	10 X837D-LN-AST-SURG-SPEC-CODE
018770	PIC X(30).
018780	10 FILLER
018790	PIC X(10).
018800
018810	05 X837D-LN-AST-SURG-2ND-ID-SEG.
018820
018830	10 X837D-LN-AST-SURG-2ND-ID-CODE
018840	PIC X(03).
018850	10 X837D-LN-AST-SURG-2ND-ID
018860	PIC X(30).

018870	10 FILLER
018880	PIC X(10).
018890
018900
018910
018920
018930	837D - LINE-LVL-ADJUSTMENT (MAX 99)
018940
018950
018960
018970	837D-LINE-LEVEL-ADJUSTMENTS
018980
018990	01 X837D-LINE-LVL-ADJUSTMENTS.
019000
019010	05 X837D-RECORD-CODE
019020	PIC X(02).
019030
019040	05 X837D-SORT-KEY.
019050
019060	10 X837D-PROV-SEQ-NUM
019070	VALUE ZEROES
019080	PIC 9(11).
019090
019100	10 X837D-SUBSCRIBER-SEQ-NUM
019110	VALUE ZEROES
019120	PIC 9(11).
019130
019140	10 X837D-PATIENT-SEQ
019150	VALUE ZEROES
019160	PIC 9(11).
019170
019180	10 X837D-CLAIM-SEQ
019190	VALUE ZEROES
019200	PIC 9(11).
019210
019220	10 X837D-SVC-LINE-SEQ
019230	VALUE ZEROES
019240	PIC 9(11).
019250
019260
019270	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
019280	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’RECORD.
019290
019300
019310	10 X837D-SUB-SEQ
019320	VALUE ZEROES
019330	PIC 9(11).
019340
019350	10 X837D-TX-CODE
019360	VALUE ‘08’
019370	PIC X(02).

019380
019390	10 X837D-TX-CODE-SEQ-NUM
019400	VALUE ZEROES
019410	PIC 9(07).
019420
019430	END OF HDR SORT-KEY
019440
019450
019460
019470	LOOP-ID-2430
019480
019490	05 X837D-LINE-LVL-ADJ-SEG.
019500
019510	10 X837D-LINE-ADJ-PYR-ID
019520	PIC X(80).
019530	10 X837D-LINE-ADJ-AMOUNT-PAID
019540	PIC S9(11)V99.
019550	10 X837D-LINE-ADJ-SVC-ID-QUAL
019560	PIC X(02).
019570	10 X837D-LINE-ADJ-SVC-ID
019580	PIC X(48).
019590	10 X837D-LINE-ADJ-SVC-MOD-1
019600	PIC X(02).
019610	10 X837D-LINE-ADJ-SVC-MOD-2
019620	PIC X(02).
019630	10 X837D-LINE-ADJ-SVC-MOD-3
019640	PIC X(02).
019650	10 X837D-LINE-ADJ-SVC-MOD-4
019660	PIC X(02).
019670	10 X837D-LINE-ADJ-SVC-CD-DESC
019680	PIC X(80).
019690	10 X837D-LINE-ADJ-UNITS-OF-SVC
019700	PIC S9(7)V9(4).
019710	10 X837D-LINE-ADJ-BUNDLE-LINE-NBR
019720	PIC S9(4).
019730	10 FILLER
019740	PIC X(10).
019750
019760	05 X837D-LINE-ADJ-SEG
019770	OCCURS 9 9 TIMES
019780	INDEXED BY X837D-LINE-ADJ-NDX.
019790
019800	10 X837D-LINE-ADJ-GROUP-CODE
019810	PIC X(02).
019820	10 X837D-LINE-ADJ
019830	OCCURS 6 TIMES
019840	INDEXED BY X837D-LINE-ADJ-NDX.
019850	15 X837D-LINE-ADJ-REASON-CD
019860	PIC X(05).
019870	15 X837D-LINE-ADJ-AMOUNT
019880	PIC S9(11)V99.

019890	15 X837D-LINE-ADJ-UNITS
019900	PIC S9(7)V9(4).
019910
019920	05 X837D-LINE-ADJ-DATE-SEG.
019930
019940	10 X837D-LINE-DATE-CLAIM-PAID
019950	PIC X(08).
019960
019970
019980
019990
020000	837D - TRANSACTION TRAILER RECORD
020010
020020
020030	01 X837D-TX-TRAILER.
020040
020050	05 X837D-RECORD-CODE
020060	PIC X(02).
020070
020080	05 X837D-SORT-KEY.
020090
020100	10 X837D-PROV-SEQ-NUM
020110	VALUE ZEROES
020120	PIC 9(11).
020130
020140	10 X837D-SUBSCRIBER-SEQ-NUM
020150	VALUE ZEROES
020160	PIC 9(11).
020170
020180	10 X837D-PATIENT-SEQ
020190	VALUE ZEROES
020200	PIC 9(11).
020210
020220	10 X837D-CLAIM-SEQ
020230	VALUE ZEROES
020240	PIC 9(11).
020250
020260	10 X837D-SVC-LINE-SEQ
020270	VALUE ZEROES
020280	PIC 9(11).
020290
020300
020310	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
020320	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
020330
020340
020350	10 X837D-SUB-SEQ
020360	VALUE ZEROES
020370	PIC 9(11).
020380
020390	10 X837D-TX-CODE

020400	VALUE ‘99’
020410	PIC X(02).
020420
020430	10 X837D-TX-CODE-SEQ-NUM
020440	VALUE ZEROES
020450	PIC 9(07).
020460
020470	END OF HDR SORT-KEY
020480
020490
020500
020510	05 X837D-TX-TRAILER-SEG.
020520
020530	10 X837D-TRAILER-NUM-OF-SEG
020540	PIC 9(10).
020550	10 X837D-TRAILER-CTL-NUM
020560	PIC X(09).
020570	10 FILLER
020580	PIC X(10).

000100
000200
000300	INSTITUTIONAL CLAIM EDI INTERFACE FILE
000400	COPYBOOK X837IV01
000500
000600
000700	THE HEALTH CARE INSTITUTIONAL CLAIM EDI INTERFACE
000800	HAS THE SAME DATA CONTENT AS THE
000900	837 HEALTH CARE INSTITUTIONAL CLAIM TRANSACTION
001000
001100	THE HEALTH CARE INSTITUTIONAL CLAIM INTERFACE
001200	COPYBOOK CONTAINS 11 RECORDS:
001300
001400	RECORD	DESCRIPTION
001500
001600
001700	X837I-TX-HEADER	CONTAINS TRANSACTION HEADER
001800
001900	X837I-PROVIDER	CONTAINS LOOP 2000A, 2010AA
002000		AND 2010AB SEGMENTS
002100
002200	X837I-SUBSCRIBER	CONTAINS LOOP 2000B, 2010BA, 2010BB
002300		2010BC AND 2010BD SEGMENTS.
002400
002500	X837I-PATIENT	CONTAINS LOOP 2000C AND 2010CA
002600		SEGMENTS.
002700
002800	X837I-CLAIM	CONTAINS LOOP 2300, 2305, 2310A,
002900		2310B, 2310C, AND 2310E
003000		SEGMENTS.
003100
003200	X837I-OTHER-SUBSCRIBER	CONTAINS LOOP
003300		2320 (MINUS CLAIM-LVL-ADJ),
003400		2330A, 2330B, 2330C, 2330D,
003500		2330E, 2330F
003600		AND 2330H SEGMENTS.
003700
003800	X837I-CLAIM-LVL-ADJ	CONTAINS CLAIM-LVL-ADJ ONLY
003900		SEGMENTS FROM LOOP 2320.
004000
004100	X837I-SVC-LINE	CONTAINS LOOP 2400, 2410, 2420A,
004200		2420B, 2420C SEGMENTS.
004300
004400	X837I-LINE-DRUG-ID	CONTAINS LOOP 2410 SEGMENTS.
004500
004600	X837I-LINE-LVL-ADJ	CONTAINS LOOP 2430 SEGMENTS.
004700
004800	X837I-TX-TRAILER	CONTAINS TRANSACTION TRAILER ’
004900		SEGMENTS
005000
005100	EACH RECORD BEGINS WITH THE SAME 8 FIELDS, THE SORT-KEY.

005200
005300	FIELD	DESCRIPTION
005400
005500
005600	X837I-PROV-SEQ-NUM	PURPOSE IS TO UNIQUELY IDENTIFY
005700		EACH PROVIDER’S DATA.
005800		ZERO FOR HEADER AND 9’S FOR
005900		TRAILER.
006000
006100	X837I-SUBSCRIBER-SEQ-NUM	PURPOSE IS TO UNIQUELY IDENTIFY
006200		EACH SUBSCRIBER’S DATA FOR A
006300		PROVIDER
006400
006500	X837I-PATIENT-SEQ	PURPOSE IS TO UNIQUELY IDENTIFY
006600		EACH PATIENT’S DATA FOR A
006700		PROVIDER
006800
006900	X837I-CLAIM-SEQ	PURPOSE IS TO UNIQUELY IDENTIFY
007000		EACH CLAIM’S DATA FOR A PATIENT
007100
007200	X837I-SUB-SEQ	PURPOSE IS TO UNIQUELY IDENTIFY
007300		EACH OTHER-SUBSCRIBER’S DATA
007400		FOR A CLAIM -OR-
007500		CLAIM-LVL-ADJUSTMENTS
007600
007700	X837I-CLAIM-LVL-ADJ-SEQ	PURPOSE IS TO UNIQUELY IDENTIFY
007800		EACH SET OF CLAIM LVL ADJUSTMENTS
007900		FOR A CLAIM
008000
008100	X837I-SVC-LINE-SEQ	PURPOSE IS TO UNIQUELY IDENTIFY
008200		EACH SVC-LINE’S DATA FOR A CLAIM
008300
008400	X837I-LINE-LVL-ADJ-SEQ	PURPOSE IS TO UNIQUELY IDENTIFY
008500		EACH SET OF LINE LVL ADJUSTMENTS
008600		FOR A CLAIM
008700
008800	X837I-TX-CODE	IDENTIFIES EACH TYPE OF RECORD
008900		00 FOR X837I-TX-HEADER
009000		01 FOR X837I-PROVIDER
009100		02 FOR X837I-SUBSCRIBER
009200		03 FOR X837I-PATIENT
009300		04 FOR X837I-CLAIM
009400		08 FOR X837I-OTHER-SUBS-INFO
009500		06 FOR X837I-CLAIM-LVL-ADJ
009600		07 FOR X837I-SVC-LINE
009700		08 FOR X837I-LINE-DRUG-ID
009800		09 FOR X837I-LINE-LVL-ADJ
009900		99 FOR X837I-TX-TRAILER
010000
010100
010200	X837I-TX-CODE-SEQ-NUM	TO SEQUENCE RECORDS WITHIN A

010300				RECORD TYPE. THE SEQUENCE NUMBER
010400				FOR THE FIRST RECORD IF ‘0001’,
010500				FOR THE SECOND ‘002’, ETC.
010600
010700
010800
010900	THE FOLLOWING EXAMPLE SHOWS HOW THIS WORKS, WHERE
011000	PPPPP	=	PROVIDER-SEQ	CCCCC	=	CLAIM-SEQ
011100	SSSSS	=	SUBSCRIBER-SEQ	LLLLL	=	LINE-SEQ
011200	TTTTT	=	PATIENT-SEQ	HHHHHH	=	SUB-SEQ
011300

011400		PROV	SUBS	PAT	CLM	SVC	SUB	TX	TX
011500	RECORD	SEQ	SEQ	SEQ	SEQ	SEQ	SEQ	CDE	SEQ
011600
011700	TX-HEADER	ZERO	ZERO	ZERO	ZERO	ZERO	ZERO	00	ZERO
011800	PROVIDER	PPPPP	ZERO	ZERO	ZERO	ZERO	ZERO	01	ZERO
011900	SUBSCRIBER	PPPPP	SSSSS	ZERO	ZERO	ZERO	ZERO	02	ZERO
012000	PATIENT	PPPPP	SSSSS	TTTTT	ZERO	ZERO	ZERO	03	ZERO
012100	CLAIM	PPPPP	SSSSS	TTTTT	CCCCC	ZERO	ZERO	04	ZERO
012200	OTHER-SUBS-INFO	PPPPP	SSSSS	TTTTT	CCCCC	ZERO	HHHHH	05	ZERO
012300	CLAIM-LVL-ADJ	PPPPP	SSSSS	TTTTT	CCCCC	ZERO	HHHHH	06	1-999
012400	SVC-LINE	PPPPP	SSSSS	TTTTT	CCCCC	LLLLL	ZERO	07	ZERO
012500	LINE-DRUG-ID	PPPPP	SSSSS	TTTTT	CCCCC	LLLLL	ZERO	09	1-25
012600	LINE-LVL-ADJ	PPPPP	SSSSS	TTTTT	CCCCC	LLLLL	ZERO	08	1-999
012700	TX-TRAILER	99999	SSSSS	TTTTT	CCCCC	ZERO	ZERO	99	99999

012800
012900
013000
013100
013200	837I – TRANSACTION HEADER RECORD
013300
013400
013500	01 X837I-TX-HEADER.
013600
013700	05 X837I-RECORD-CODE
013800	PIC X(02).
013900
014000	05 X837I-SORT-KEY.
014100
014200	10 X837I-PROV-SEQ-NUM
014300	VALUE ZEROES
014400	PIC 9(11).
014500
014600	10 X837I-SUBSCRIBER-SEQ-NUM
014700	VALUE ZEROES
014800	PIC 9(11).
014900
015000	10 X837I-PATIENT-SEQ
015100	VALUE ZEROES
015200	PIC 9(11).
015300

015400	10 X837I-CLAIM-SEQ
015500	VALUE ZEROES
015600	PIC 9(11).
015700
015800	10 X837I-SVC-LINE-SEQ
015900	VALUE ZEROES
016000	PIC 9(11).
016100
016200
016300	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
016400	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’RECORD.
016500
016600
016700	10 X837I-SUB-SEQ
016800	VALUE ZEROES
016900	PIC 9(11).
017000
017100	10 X837I-TX-CODE
017200	VALUE ‘00’
017300	PIC X(02).
017400
017500	10 X837I-TX-CODE-SEQ-NUM
017600	VALUE ZEROES
017700	PIC 9(07).
017800
017900	END OF HDR SORT-KEY.
018000
018100
018200
018300	05 X837I-TX-HEADER-SEG.
018400
018500	10 X837I-TX-ID
018600	VALUE ‘837’
018700	PIC X(03).
018800	10 X837I-TX-CTL-NUM
018900	PIC X(09).
019000	10 FILLER
019100	PIC X(10).
019200
019300	05 X837I-SEG-SEGMENT.
019400
019500	10 X837I-TX-HIERACH-STRUCT-CODE
019600	PIC X(04).
019700	10 X837I-TX-PURPOSE-CODE
019800	PIC X(02).
019900	10 X837I-TX-ID-CODE
020000	PIC X(30).
020100	10 X837I-TX-CREATION-DATE
020200	PIC X(08).
020300	10 X837I-TX-CREATION-TIME
020400	PIC X(08).

020500	10 X837I-TX-TYPE-CODE
020600	PIC X(02).
020700	10 FILLER
020800	PIC X(10).
020900
021000	05 X837I-XMIT-TYPE-ID-SEG.
021100	10 X837I-XMIT-REF-ID-CODE
021200	PIC X(02).
021300	10 X837I-XMIT-REF-ID
021400	PIC X(30).
021500	10 FILLER
021600	PIC X(10).
021700
021800	05 X837I-SUBMITTER-NAME-SEG.
021900
022000	10 X837I-SUBMITTER-ENTITY-CODE
022100	PIC X(03).
022200	10 X837I-SUBMITTER-ENTITY-QUAL
022300	PIC X(01).
022400	10 X837I-SUBMITTER-NAME-LAST
022500	PIC X(35).
022600	10 X837I-SUBMITTER-NAME-FIRST
022700	PIC X(25).
022800	10 X837I-SUBMITTER-NAME-MIDDLE
022900	PIC X(25).
023000	10 X837I-SUBMITTER-ID-CODE
023100	PIC X(80).
023200	10 FILLER
023300	PIC X(10).
023400
023500	05 X837I-SUBMITTER-CONTACT-SEG
023600	OCCURS 2 TIMES
023700	INDEXED BY X837I-SUBMITTER-CONTACT-NDX.
023800
023900	10 X837I-CONTACT-NAME
024000	PIC X(60).
024100	10 X837I-COMMUNICATION-INFO
024200	OCCURS 3 TIMES
024300	INDEXED BY X837I-COMMUNICATION-INFO-NDX.
024400	15 X837I-COMMUNICATION-QUAL
024500	PIC X(02).
024600	15 X837I-COMMUNICATION-NUMBER
024700	PIC X(80).
024800	10 FILLER
024900	PIC X(10).
025000
025100	05 X837I-RECEIVER-NAME-SEG.
025200
025300	10 X837I-RECEIVER-NAME-LAST
025400	PIC X(35).
025500	10 X837I-RECEIVER-ID-CODE

025600	PIC X(80).
025700	10 FILLER
025800	PIC X(10).
025900
026000
026100
026200
026300	837I - DETAIL, BILLING/PAY-TO PROVIDER
026400
026500
026600	837I LOOP 2000A DETAIL, BILLING/PAY-TO PROVIDER
026700
026800	01 X837I-PROVIDER.
026900
027000	05 X837I-RECORD-CODE
027100	PIC X(02).
027200
027300	05 X837I-SORT-KEY.
027400
027500	10 X837I-PROV-SEQ-NUM
027600	VALUE ZEROES
027700	PIC 9(11).
027800
027900	10 X837I-SUBSCRIBER-SEQ-NUM
028000	VALUE ZEROES
028100	PIC 9(11).
028200
028300	10 X837I-PATIENT-SEQ
028400	VALUE ZEROES
028500	PIC 9(11).
028600
028700	10 X837I-CLAIM-SEQ
028800	VALUE ZEROES
028900	PIC 9(11).
029000
029100	10 X837I-SVC-LINE-SEQ
029200	VALUE ZEROES
029300	PIC 9(11).
029400
029500
029600	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
029700	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’RECORD.
029800
029900
030000	10 X837I-SUB-SEQ
030100	VALUE ZEROES
030200	PIC 9(11).
030300
030400	10 X837I-TX-CODE
030500	VALUE ‘01’
030600	PIC X(02).

030700
030800	10 X837I-TX-CODE-SEQ-NUM
030900	VALUE ZEROES
031000	PIC 9(07).
031100
031200	END OF HDR SORT-KEY
031300
031400
031500
031600	LOOP-ID-2000A
031700
031800	05 X837I-PROV-HIERACHICAL-LVL-SEG.
031900
032000	10 X837I-PROV-HIER-NBR
032100	PIC X(12).
032200	10 X837I-PROV-HIER-LVL-CODE
032300	PIC X(02).
032400	10 X837I-PROV-HIER-CHILD-CODE
032500	PIC X(01).
032600	10 FILLER
032700	PIC X(10).
032800
032900	05 X837I-PROV-SPECIALTY-INFO-SEG.
033000
033100	10 X837I-PROV-TYPE-CODE
033200	PIC X(03).
033300	10 X837I-PROV-SPECIALTY-CODE
033400	PIC X(30).
033500	10 FILLER
033600	PIC X(10).
033700
033800	05 X837I-CURRENCY-INFO-SEG.
033900
034000	10 X837I-CURRENCY-CODE
034100	PIC X(03).
034200	10 FILLER
034300	PIC X(10).
034400
034500	LOOP-ID-2010AA
034600
034700	05 X837I-BILLING-PROV-NAME-SEG.
034800
034900	10 X837I-BILL-PROV-ENTITY-CODE
035000	PIC X(01).
035100	10 X837I-BILL-PROV-NAME-LAST
035200	PIC X(35).
035300	10 X837I-BILL-PROV-ID-CODE
035400	PIC X(02).
035500	10 X837I-BILL-PROV-ID-NBR
035600	PIC X(80).
035700	10 FILLER

035800	PIC X(10).
035900
036000	05 X837I-BILL-PROV-ADDR-SEG.
036100
036200	10 X837I-BILL-PROV-ADDR1
036300	PIC X(55).
036400	10 X837I-BILL-PROV-ADDR2
036500	PIC X(55).
036600	10 FILLER
036700	PIC X(10).
036800
036900	05 X837I-BILL-PROV-LOC-SEG.
037000
037100	10 X837I-BILL-PROV-CITY
037200	PIC X(30).
037300	10 X837I-BILL-PROV-STATE
037400	PIC X(02).
037500	10 X837I-BILL-PROV-ZIP
037600	PIC X(15).
037700	10 X837I-BILL-PROV-COUNTRY
037800	PIC X(03).
037900	10 FILLER
038000	PIC X(10).
038100
038200	05 X837I-BILL-PROV-2ND-IDENT-SEG
038300	OCCURS 8 TIMES
038400	INDEXED BY X837I-BILL-PROV-2ND-IDENT-NDX.
038500
038600	10 X837I-BILL-PROV-2ND-ID-CODE
038700	PIC X(03).
038800	10 X837I-BILL-PROV-2ND-ID
038900	PIC X(30).
039000	10 FILLER
039100	PIC X(10).
039200
039300	05 X837I-BILL-PROV-BANK-CARD-SEG
039400	OCCURS 8 TIMES
039500	INDEXED BY X837I-BILL-PROV-BANK-CARD-NDX.
039600
039700	10 X837I-BILL-PROV-CRDT-CRD-ID-TP
039800	PIC X(03).
039900	10 X837I-BILL-PROV-CRDT-CRD-ID
040000	PIC X(30).
040100	10 FILLER
040200	PIC X(10).
040300
040400	05 X837I-BILL-PROV-CONTACT-SEG
040500	OCCURS 2 TIMES
040600	INDEXED BY X837I-BILL-PROV-CONTACT-NDX.
040700
040800	10 X837I-BILL-PRV-CONTACT-NAME

040900	PIC X(60).
041000	10 X837I-BILL-PROV-COMM-INFO
041100	OCCURS 3 TIMES
041200	INDEXED BY X837I-BILL-PROV-COMM-INFO-NDX.
041300	15 X837I-BILL-PROV-COMM-QUAL
041400	PIC X(02).
041500	15 X837I-BILL-PROV-COMM-NUMBER
041600	PIC X(80).
041700	10 FILLER
041800	PIC X(10).
041900
042000	LOOP-ID-2010AB
042100
042200	05 X837I-PAY-TO-PROV-NAME-SEG.
042300
042400	10 X837I-PAYTO-PROV-ENTITY-CODE
042500	PIC X(01).
042600	10 X837I-PAYTO-PROV-NAME-LAST
042700	PIC X(35).
042800	10 X837I-PAYTO-PROV-ID-CODE
042900	PIC X(02).
043000	10 X837I-PAYTO-PROV-ID-NBR
043100	PIC X(80).
043200	10 FILLER
043300	PIC X(10).
043400
043500	05 X837I-PAYTO-PROV-ADDR-SEG.
043600
043700	10 X837I-PAYTO-PROV-ADDR1
043800	PIC X(55).
043900	10 X837I-PAYTO-PROV-ADDR2
044000	PIC X(55).
044100	10 FILLER
044200	PIC X(10).
044300
044400	05 X837I-PAYTO-PROV-LOC-SEG.
044500
044600	10 X837I-PAYTO-PROV-CITY
044700	PIC X(30).
044800	10 X837I-PAYTO-PROV-STATE
044900	PIC X(02).
045000	10 X837I-PAYTO-PROV-ZIP
045100	PIC X(15).
045200	10 X837I-PAYTO-PROV-COUNTRY
045300	PIC X(03).
045400	10 FILLER
045500	PIC X(10).
045600
045700	05 X837I-PAYTO-PROV-2ND-ID-SEG
045800	OCCURS 5 TIMES
045900	INDEXED BY X837I-PAYTO-PROV-2ND-ID-NDX.

046000
046100	10 X837I-PAYTO-PROV-2ND-ID-CODE
046200	PIC X(03).
046300	10 X837I-PAYTO-PROV-2ND-ID
046400	PIC X(30).
046500	10 FILLER
046600	PIC X(10).
046700
046800
046900
047000	837I - SUBSCRIBER
047100
047200
047300
047400	837I DETAIL, SUBSCRIBER HIERARCHAL LEVEL
047500
047600	01 X837I-SUBSCRIBER.
047700
047800	05 X837I-RECORD-CODE
047900	PIC X(02).
048000
048100	05 X837I-SORT-KEY.
048200
048300	10 X837I-PROV-SEQ-NUM
048400	VALUE ZEROES
048500	PIC 9(11).
048600
048700	10 X837I-SUBSCRIBER-SEQ-NUM
048800	VALUE ZEROES
048900	PIC 9(11).
049000
049100	10 X837I-PATIENT-SEQ
049200	VALUE ZEROES
049300	PIC 9(11).
049400
049500	10 X837I-CLAIM-SEQ
049600	VALUE ZEROES
049700	PIC 9(11).
049800
049900	10 X837I-SVC-LINE-SEQ
050000	VALUE ZEROES
050100	PIC 9(11).
050200
050300
050400	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
050500	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
050600
050700
050800	10 X837I-SUB-SEQ
050900	VALUE ZEROES
051000	PIC 9(11).

051100
051200	10 X837I-TX-CODE
051300	VALUE ‘02’
051400	PIC X(02).
051500
051600	10 X837I-TX-CODE-SEQ-NUM
051700	VALUE ZEROES
051800	PIC 9(07).
051900
052000	END OF HDR SORT-KEY
052100
052200
052300
052400	LOOP-ID-2000B
052500
052600	05 X837I-SUBS-HIERACHICAL-LVL-SEG.
052700
052800	10 X837I-SUBS-HIER-NBR
052900	PIC X(12).
053000	10 X837I-SUBS-HIER-PARENT-NBR
053100	PIC X(12).
053200	10 X837I-SUBS-HIER-LVL-CODE
053300	PIC X(02).
053400	10 X837I-SUBS-HIER-CHILD-CODE
053500	PIC X(01).
053600	10 FILLER
053700	PIC X(10).
053800
053900	05 X837I-SUBSCRIBER-INFO-SEG.
054000
054100	10 X837I-SUBS-PYR-RESPONS-SEQ-CD
054200	PIC X(01).
054300	10 X837I-SUBS-RELATIONSHIP-CODE
054400	PIC X(02).
054500	10 X837I-SUBS-POLICY-NBR
054600	PIC X(30).
054700	10 X837I-SUBS-PLAN-NAME
054800	PIC X(60).
054900	10 X837I-SUBS-CLAIM-FILING-IND-CD
055000	PIC X(02).
055100	10 FILLER
055200	PIC X(10).
055300
055400	05 X837I-SUBS-PATIENT-INFO-SEG.
055500
055600	10 X837I-SUBS-WEIGHT-CODE
055700	PIC X(02).
055800	10 X837I-SUBS-WEIGHT
055900	PIC 9(5).
056000	10 X837I-SUBS-PREGNANCY-INDICATOR
056100	PIC X(01).

056200	10 FILLER
056300	PIC X(10).
056400
056500	LOOP-ID-2010BA
056600
056700	05 X837I-SUBS-NAME-SEG.
056800
056900	10 X837I-SUBS-TYPE-CODE
057000	PIC X(01).
057100	10 X837I-SUBS-NAME-LAST
057200	PIC X(35).
057300	10 X837I-SUBS-NAME-FIRST
057400	PIC X(25).
057500	10 X837I-SUBS-NAME-MIDDLE
057600	PIC X(25).
057700	10 X837I-SUBS-NAME-SFX
057800	PIC X(10).
057900	10 X837I-SUBS-ID-CODE-TYPE
058000	PIC X(02).
058100	10 X837I-SUBS-ID-CODE
058200	PIC X(8.0).
058300	10 FILLER
058400	PIC X(10).
058500
058600	05 X837I-SUBS-ADDR-SEG.
058700
058800	10 X837I-SUBS-ADDR1
058900	PIC X(55).
059000	10 X837I-SUBS-ADDR2
059100	PIC X(55).
059200	10 FILLER
059300	PIC X(10).
059400
059500	05 X837I-SUBS-CITY-STATE-SEG.
059600
059700	10 X837I-SUBS-CITY
059800	PIC X(30).
059900	10 X837I-SUBS-STATE-CODE
060000	PIC X(02).
060100	10 X837I-SUBS-ZIP-CODE
060200	PIC X(15).
060300	10 X837I-SUBS-COUNTRY-CODE
060400	PIC X(03).
060500	10 FILLER-
060600	PIC X(10).
060700
060800	05 X837I-SUBS-DEMOGRAPHIC-SEG.
060900
061000	10 X837I-SUBS-OTHR-INSURED-DOB
061100	PIC X(08).
061200	10 X837I-SUBS-OTHR-GENDER-CODE.

061300	PIC X(01).
061400	10 FILLER
061500	PIC X(10).
061600
061700	05 X837I-SUBS-2ND-ID-SEG
061800	OCCURS 4 TIMES
061900	INDEXED BY X837I-SUBS-2ND-ID-NDX.
062000
062100	10 X837I-SUBS-2ND-ID-TYPE
062200	PIC X(03).
062300	10 X837I-SUBS-2ND-ID
062400	PIC X(30).
062500	10 FILLER
062600	PIC X(10).
062700
062800	05 X837I-SUBS-PROP-CLAIM-NBR-SEG.
062900
063000	10 X837I-SUBS-PROP-CLAIM-NBR
063100	PIC X(30).
063200	10 FILLER
063300	PIC X(10).
063400
063500	LOOP-ID-2010BB
063600
063700	05 X837I-SUBS-CARD-NAME-SEG.
063800
063900	10 X837I-SUBS-CARD-TYPE-CODE
064000	PIC X(01).
064100	10 X837I-SUBS-CARD-NAME-LAST
064200	PIC X(35).
064300	10 X837I-SUBS-CARD-NAME-FIRST
064400	PIC X(25).
064500	10 X837I-SUBS-CARD-NAME-MIDDLE
064600	PIC X(25).
064700	10 X837I-SUBS-CARD-NAME-SFX
064800	PIC X(10).
064900	10 X837I-SUBS-CARD-ID-CODE-TYPE
065000	PIC X(02).
065100	10 X837I-SUBS-CARD-ID-CODE
065200	PIC X(80).
065300	10 FILLER
065400	PIC X(10).
065500
065600	05 X837I-SUBS-BANK-CARD-SEG
065700	OCCURS 2 TIMES
065800	INDEXED BY X837I-SUBS-BANK-CARD-NDX.
065900
066000	10 X837I-SUBS-CRDT-CRD-ID-TP
066100	PIC X(03).
066200	10 X837I-SUBS-CRDT-CRD-ID
066300	PIC X(30).

066400	10 FILLER
066500	PIC X(10).
066600
066700	LOOP-ID-2010BC
066800
066900	05 X837I-PAYER-NAME-SEG.
067000
067100	10 X837I-PAYER-NAME
067200	PIC X(35).
067300	10 X837I-PAYER-ID-CODE-TYPE
067400	PIC X(02).
067500	10 X837I-PAYER-ID-CODE
067600	PIC X(80).
067700	10 FILLER
067800	PIC X(10).
067900
068000	05 X837I-PAYER-ADDR-SEG.
068100
068200	10 X837I-PAYER-ADDR1
068300	PIC X(55).
068400	10 X837I-PAYER-ADDR2
068500	PIC X(55).
068600	10 FILLER
068700	PIC X(10).
068800
068900	05 X837I-PAYER-CITY-STATE-SEG.
069000
069100	10 X837I-PAYER-CITY
069200	PIC X(30).
069300	10 X837I-PAYER-STATE-CODE
069400	PIC X(02).
069500	10 X837I-PAYER-ZIP-CODE
069600	PIC X(15).
069700	10 X837I-PAYER-COUNTRY-CODE
069800	PIC X(03).
069900	10 FILLER
070000	PIC X(10).
070100
070200	05 X837I-PAYER-2ND-ID-SEG
070300	OCCURS 3 TIMES
070400	INDEXED BY X837I-PAYER-2ND-ID-NDX.
070500
070600	10 X837I-PAYER-2ND-ID-TYPE
070700	PIC X(03).
070800	10 X837I-PAYER-2ND-ID
070900	PIC X(30).
071000	10 FILLER
071100	PIC X(10).
071200
071300	LOOP-ID-2010BD
071400

071500	05 X837I-RESPON-PARTY-NAME-SEG.
071600
071700	10 X837I-RESP-PARTY-ENTITY-CODE
071800	PIC X(01).
071900	10 X837I-RESP-PARTY-NAME-LAST
072000	PIC X(35).
072100	10 X837I-RESP-PARTY-NAME-FIRST
072200	PIC X(25).
072300	10 X837I-RESP-PARTY-NAME-MIDDLE
072400	PIC X(25).
072500	10 X837I-RESP-PARTY-NAME-SFX
072600	PIC X(10).
072700	10 FILLER
072800	PIC X(10).
072900
073000	05 X837I-RESPON-PARTY-ADDR-SEG.
073100
073200	10 X837I-RESP-PARTY-ADDR1
073300	PIC X(55).
073400	10 X837I-RESP-PARTY-ADDR2
073500	PIC X(55).
073600	10 FILLER
073700	PIC X(10).
073800
073900	05 X837I-RESPON-PARTY-LOC-SEG.
074000
074100	10 X837I-RESP-PARTY-CITY
074200	PIC X(30).
074300	10 X837I-RESP-PARTY-STATE
074400	PIC X(02).
074500	10 X837I-RESP-PARTY-ZIP
074600	PIC X(15).
074700	10 X837I-RESP-PARTY-COUNTRY
074800	PIC X(03).
074900	10 FILLER
075000	PIC X(10).
075100
075200
075300
075400
075500	837I - PATIENT
075600
075700
075800
075900	837I DETAIL, PATIENT HIERARCHAL LEVEL
076000
076100	01 X837I-PATIENT.
076200
076300	05 X837I-RECORD-CODE
076400	PIC X(02).
076500

076600	05 X837I-SORT-KEY.
076700
076800	10 X837I-PROV-SEQ-NUM
076900	VALUE ZEROES
077000	PIC 9(11).
077100
077200	10 X837I-SUBSCRIBER-SEQ-NUM
077300	VALUE ZEROES
077400	PIC 9(11).
077500
077600	10 X837I-PATIENT-SEQ
077700	VALUE ZEROES
077800	PIC 9(11).
077900
078000	10 X837I-CLAIM-SEQ
078100	VALUE ZEROES
078200	PIC 9(11).
078300
078400	10 X837I-SVC-LINE-SEQ
078500	VALUE ZEROES
078600	PIC 9(11).
078700
078800
078900	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
079000	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’RECORD.
079100
079200
079300	10 X837I-SUB-SEQ
079400	VALUE ZEROES
079500	PIC 9(11).
079600
079700	10 X837I-TX-CODE
079800	VALUE ‘03’
079900	PIC X(02).
080000
080100	10 X837I-TX-CODE-SEQ-NUM
080200	VALUE ZEROES
080300	PIC 9(07).
080400
080500	END OF HDR SORT-KEY
080600
080800
080700
080900	LOOP-ID-2000C
081000
081100	05 X837I-PAT-HIERACHICAL-LVL-SEG.
081200
081300	10 X837I-PAT-HIER-NBR
081400	PIC X(12).
081500	10 X837I-PAT-HIER-PARENT-NBR
081600	PIC X(12).

081700	10 X837I-PAT-HIER-LVL-CODE
081800	PIC X(02).
081900	10 X837I-PAT-HIER-CHILD-CODE
082000	PIC X(01).
082100	10 FILLER
082200	PIC X(10).
082300
082400	05 X837I-PATIENT-INFO-SEG.
082500
082600	10 X837I-PAT-RELATIONSHIP-CODE
082700	PIC X(02).
082800	10 FILLER
082900	PIC X(10).
083000
083100	LOOP-ID-2010CA
083200
083300	05 X837I-PAT-NAME-SEG.
083400
083500	10 X837I-PAT-TYPE-CODE
083600	PIC X(01).
083700	10 X837I-PAT-NAME-LAST
083800	PIC X(35).
083900	10 X837I-PAT-NAME-FIRST
084000	PIC X(25).
084100	10 X837I-PAT-NAME-MIDDLE
084200	PIC X(25).
084300	10 X837I-PAT-NAME-SFX
084400	PIC X(10).
084500	10 X837I-PAT-ID-CODE-TYPE
084600	PIC X(02).
084700	10 X837I-PAT-ID-CODE
084800	PIC X(80).
084900	10 FILLER
085000	PIC X(10).
085100
085200	05 X837I-PAT-ADDR-SEG.
085300
085400	10 X837I-PAT-ADDR1
085500	PIC X(55).
085600	10 X837I-PAT-ADDR2
085700	PIC X(55).
085800	10 FILLER
085900	PIC X(10).
086000
086100	05 X837I-PAT-CITY-STATE-SEG.
086200
086300	10 X837I-PAT-CITY
086400	PIC X(30).
086500	10 X837I-PAT-STATE-CODE
086600	PIC X(02).
086700	10 X837I-PAT-ZIP-CODE

086800	PIC X(15).
086900	10 X837I-PAT-COUNTRY-CODE
087000	PIC X(03).
087100	10 FILLER
087200	PIC X(10).
087300
087400	05 X837I-PAT-DEMOGRAPHIC-SEG.
087500
087600	10 X837I-PAT-DOB
087700	PIC X(08).
087800	10 X837I-PAT-GENDER-CODE
087900	PIC X(01).
088000	10 FILLER
088100	PIC X(10).
088200
088300	05 X837I-PAT-2ND-ID-SEG
088400	OCCURS 5 TIMES
088500	INDEXED BY X837I-PAT-2ND-ID-NDX.
088600
088700	10 X837I-PAT-2ND-ID-TYPE
088800	PIC X(03).
088900	10 X837I-PAT-2ND-ID
089000	PIC X(30).
089100	10 FILLER
089200	PIC X(10).
089300
089400	05 X837I-PAT-PROP-CLAIM-NBR-SEG.
089500	10 X837I-PAT-PROP-CLAIM-NBR
089600	PIC X(30).
089700	10 FILLER
089800	PIC X(10).
089900
090000
090100
090200	837I – CLAIM-INFO
090300
090400
090500
090600	837I CLAIM INFORMATION
090700
090800	01 X837I-CLAIM-INFO.
090900
091000	05 X837I-RECORD-CODE
091100	PIC X(02).
091200
091300	05 X837I-SORT-KEY.
091400
091500	10 X837I-PROV-SEQ-NUM
091600	VALUE ZEROES
091700	PIC 9(11).
091800

091900	10 X837I-SUBSCRIBER-SEQ-NUM
092000	VALUE ZEROES
092100	PIC 9(11).
092200
092300	10 X837I-PATIENT-SEQ
092400	VALUE ZEROES
092500	PIC 9(11).
092600
092700	10 X837I-CLAIM-SEQ
092800	VALUE ZEROES
092900	PIC 9(11).
093000
093100	10 X837I-SVC-LINE-SEQ
093200	VALUE ZEROES
093300	PIC 9(11).
093400
093500
093600	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
093700	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
093800
093900
094000	10 X837I-SUB-SEQ
094100	VALUE ZEROES
094200	PIC 9(11).
094300
094400	10 X837I-TX-CODE
094500	VALUE ‘04’
094600	PIC X(02).
094700
094800	10 X837I-TX-CODE-SEQ-NUM
094900	VALUE ZEROES
095000	PIC 9(07).
095100
095200	END OF HDR SORT-KEY
095300
095400
095500
095600	LOOP-ID-2300
095700
095800	05 X837I-CLM-INFO-SEG.
095900
096000	10 X837I-CLM-PATIENT-CTL-NUM
096100	PIC X(38).
096200	10 X837I-CLM-TOT-CHARGE-AMOUNT
096300	PIC S9(11)V99.
096400	10 X837I-CLM-PLACE-OF-SVC-CODE
096500	PIC X(02).
096600	10 X837I-CLM-FREQ-TYPE-CODE
096700	PIC X(01).
096800	10 X837I-CLM-PROV-SIG-ON-FILE
096900	PIC X(01).

097000	10 X837I-CLM-MCARE-ASSIGNMENT-IND
097100	PIC X(01).
097200	10 X837I-CLM-ASSIGN-BENE-IND
097300	PIC X(01).
097400	10 X837I-CLM-RELEASE-OF-INFO-IND
097500	PIC X(01).
097600	10 X837I-CLM-EOB-IND
097700	PIC X(01).
097800	10 X837I-CLM-DELAY-REAS-CD
097900	PIC X(02).
098000	10 FILLER
098100	PIC X(10).
098200
098300	05 X837I-CLM-DISCHARGE-HOUR-SEG.
098400
098500	10 X837I-CLM-DISCHARGE-TIME
098600	PIC 9(04).
098700	10 FILLER
098800	PIC X(10).
098900
099000	05 X837I-CLM-STATEMENT-DATES-SEG.
099100
099200	10 X837I-CLM-STATEMENT-START-DATE
099300	PIC 9(08).
099400	10 X837I-CLM-STATEMENT-END-DATE
099500	PIC 9(08).
099600	10 FILLER
099700	PIC X(10).
099800
099900	05 X837I-CLM-ADMITT-DATES-SEG.
100000
100100	10 X837I-CLM-ADMITT-DATE
100200	PIC 9(08).
100300	10 X837I-CLM-ADMITT-HOUR
100400	PIC 9(04).
100500	10 FILLER
100600	PIC X(10).
100700
100800	05 X837I-CLM-INIST-CLM-CD-SEG.
100900
101000	10 X837I-CLM-ADMITT-SOURCE
101100	PIC X (01).
101200	10 X837I-CLM-PAT-STATUS-CD
101300	PIC X(02).
101400	10 FILLER
101500	PIC X(10).
101600
101700	05 X837I-CLM-SUPPLMENT-INFO-SEG.
101800	OCCURS 10 TIMES
101900	INDEXED BY X837I-CLM-SUPPLMENT-INFO-NDX.
102000

102100	10 X837I-CLM-ATTACHMENT-TYPE
102200	PIC X(02).
102300	10 X837I-CLM-ATTCH-TRANSMIT-CODE
102400	PIC X(02).
102500	10 X837I-CLM-ATTACHMENT-CNTL-NBR
102600	PIC X(80).
102700	10 X837I-CLM-ATTACHMENT-DESC
102800	PIC X(80).
102900	10 FILLER
103000	PIC X(10).
103100
103200	05 X837I-CLM-CONTRACT-INFO-SEG.
103300
103400	10 X837I-CLM-CONTRACT-TYPE
103500	PIC X(02).
103600	10 X837I-CLM-CONTRACT-AMOUNT
103700	PIC S9(11)V99.
103800	10 X837I-CLM-CONTRACT-PERCENT
103900	PIC S9(4)V9(4).
104000	10 X837I-CLM-CONTRACT-CODE
104100	PIC X(30).
104200	10 X837I-CLM-CONTRACT-DISC-PCT
104300	PIC S9(4)V9(4).
104400	10 X837I-CLM-CONTRACT-VERSION
104500	PIC X(30).
104600	10 FILLER
104700	PIC X(10).
104800
104900	05 X837I-CLM-PYR-EST-AMT-DUE-SEG.
105000
105100	10 X837I-CLM-PYR-EST-AMT-DUE
105200	PIC S9(11)V99.
105300	10 FILLER
105400	PIC X(10).
105500
105600	05 X837I-CLM-PAT-PAID-AMT-SEG.
105700
105800	10 X837I-CLM-PAT-APID-AMT
105900	PIC S9(11)V99.
106000	10 FILLER
106100	PIC X(10).
106200
106300	05 X837I-CLM-CARD-MAX-AMT-SEG.
106400	10 X837I-CLM-CARD-MAX-AMT
106500	PIC S9(11)V99.
106600	10 FILLER
106700	PIC X(10).
106800
106900	05 X837I-CLM-ADJ-REPRICED-CLM-SEG.
107000	10 X837I-CLM-ADJ-REPRICED-CLM-NBR
107100	PIC X(30).

107200	10 FILLER
107300	PIC X(10).
107400
107500	05 X837I-CLM-REPRICED-CLM-SEG.
107600	10 X837I-CLM-REPRICED-CLM-NBR
107700	PIC X(30).
107800	10 FILLER
107900	PIC X(10).
108000
108100	05 X837I-CLM-CLRHSE-TRACE-SEG.
108200	10 X837I-CLM-CLRHSE-TRACE-NBR
108300	PIC X(30).
108400	10 FILLER
108500	PIC X(10).
108600
108700	05 X837I-CLM-DOC-ID-CD-SEG.
108800	10 X837I-CLM-DOC-ID-CD
108900	PIC X(30).
109000	10 FILLER
109100	PIC X(10).
109200
109300	05 X837I-CLM-ORIG-REF-NBR-SEG.
109400	10 X837I-CLM-ORIG-REF-NBR
109500	PIC X(30).
109600	10 FILLER
109700	PIC X(10).
109800
109900	05 X837I-CLM-INVEST-DEV-SEG.
110000	10 X837I-CLM-INVEST-DEV-EXEMPTN
110100	PIC X(30).
110200	10 FILLER
110300	PIC X(10).
110400
110500	05 X837I-CLM-SVC-AUTH-EXCEP-SEG.
110600	10 X837I-CLM-SVC-AUTH-EXCEP-CD
110700	PIC X(30).
110800	10 FILLER
110900	PIC X(10).
111000
111100	05 X837I-CLM-PEER-REV-ORG-SEG.
111200	10 X837I-CLM-PEER-REV-AUTH-NBR
111300	PIC X(30).
111400	10 FILLER
111500	PIC X(10).
111600
111700	05 X837I-CLM-PA-REF-NBR-SEG.
111800	OCCURS 2 TIMES
111900	INDEXED BY X837I-CLM-PA-REF-NBR-NDX.
112000
112100	10 X837I-CLM-PA-REF-QUAL
112200	PIC X(03).

112300	10 X837I-CLM-PA-REF-NBR
112400	PIC X(30).
112500	10 FILLER
112600	PIC X(10).
112700
112800	05 X837I-CLM-MEDICAL-REC-NBR-SEG.
112900	10 X837I-CLM-MEDICAL-REC-NBR
113000	PIC X(30).
113100	10 FILLER
113200	PIC X(10).
113300
113400	05 X837I-CLM-DEMO-PROJ-SEG.
113500	10 X837I-CLM-DEMO-PROJ-ID
113600	PIC X(30).
113700	10 FILLER
113800	PIC X(10).
113900
114000	05 X837I-CLM-FILE-INFO-SEG
114100	OCCURS 10 TIMES
114200	INDEXED BY X837I-CLM-FILE-INFO-NDX.
114300	10 X837I-CLM-FUTURE-REQUITEMENT
114400	PIC X(80).
114500	10 FILLER
114600	PIC X(10).
114700
114800	05 X837I-CLM-NOTE-SEG
114900	OCCURS 10 TIMES
115000	INDEXED BY X837I-CLM-NOTE-NDX.
115100
115200	10 X837I-CLM-NOTE-REF-CODE
115300	PIC X(03).
115400	10 X837I-CLM-NOTE-TEXT
115500	PIC X(80).
115600	10 FILLER
115700	PIC X(10).
115800
115900	05 X837I-CLM-BILLING-NOTE-SEG.
116000
116100	10 X837I-CLM-BILLING-NOTE-TEXT
116200	PIC X(80).
116300	10 FILLER
116400	PIC X(10).
116500
116600	05 X837I-CLM-HOME-HLTH-INFO-SEG.
116700
116800	10 X837I-CLM-HH-PROGNOSIS-IND
116900	PIC X(01).
117000	10 X837I-CLM-HH-SVC-FROM-DATE
117100	PIC X(08).
117200	10 X837I-CLM-HH-CERT-FROM-DATE
117300	PIC X(08).

117400	10 X837I-CLM-HH-CERT-TO-DATE
117500	PIC X(08).
117600	10 X837I-CLM-HH-DIAG-DATE
117700	PIC X(08).
117800	10 X837I-CLM-HH-SKILL-NURSE-FAC
117900	PIC X(01).
118000	10 X837I-CLM-HH-MCARE-CVRD-IND
118100	PIC X(01).
118200	10 X837I-CLM-HH-CERT-TYPE-IND
118300	PIC X(01).
118400	10 X837I-CLM-HH-SURGERY-DATE
118500	PIC X(08).
118600	10 X837I-CLM-HH-SVC-QUAL
118700	PIC X(02).
118800	10 X837I-CLM-HH-SURG-PROC-CD
118900	PIC X(05).
119000	10 X837I-CLM-HH-PHYS-ORDER-DT
119100	PIC X(08).
119200	10 X837I-CLM-HH-LAST-VISIT-DT
119300	PIC X (08).
119400	10 X837I-CLM-HH-LAST-PHYS-CONTACT
119500	PIC X(08).
119600	10 X837I-CLM-HH-LAST-ADMIT-FRM-DT
119700	PIC X(08).
119800	10 X837I-CLM-HH-LAST-ADMIT-TO-DT
119900	PIC X(08).
120000	10 X837I-CLM-HH-TYPE-OF-FAC
120100	PIC X(01).
120200	10 X837I-CLM-HH-DIAG-2ND-DATE
120300	PIC X(08).
120400	10 X837I-CLM-HH-DIAG-2-DATE
120500	PIC X(08).
120600	10 X837I-CLM-HH-DIAG-3-DATE
120700	PIC X(08).
120800	10 X837I-CLM-HH-DIAG-4-DATE
120900	PIC X(08).
121000	10 FILLER
121100	PIC X(10).
121200
121300	05 X837I-CLM-HOME-HL-FUNC-LMT-SEG
121400	OCCURS 3 TIMES
121500	INDEXED BY X837I-CLM-HOME-HL-FUNC-LMT-NDX.
121600
121700	10 X837I-CLM-HH-LMT-IND
121800	PIC X(01).
121900	10 X837I-CLM-HH-LMT-CODE
122000	OCCURS 5 TIMES
122100	INDEXED BY X837I-CLM-HH-LMT-CODE-NDX
122200	PIC X(02).
122300	10 FILLER
122400	PIC X(10).

122500
122600	05 X837I-CLM-HOME-HL-ACT-PERM-SEG
122700	OCCURS 3 TIMES
122800	INDEXED BY X837I-CLM-HOME-HL-ACT-PERM-NDX.
122900
123000	10 X837I-CLM-HH-ACT-PERMITTED-IND
123100	PIC X(01).
123200	10 X837I-CLM-HH-ACT-PERMIT-CD
123300	OCCURS 5 TIMES
123400	INDEXED BY X837I-CLM-HH-ACT-PERMIT-CD-NDX
123500	PIC X(02).
123600	10 FILLER
123700	PIC X(10).
123800
123900	05 X837I-CLM-HOME-HL-MENTAL-SEG
124000	OCCURS 2 TIMES
124100	INDEXED BY X837I-CLM-HOME-HL-MENTA-NDX.
124200
124300	10 X837I-CLM-HH-MENTAL-STAT-IND
124400	PIC X(01).
124500	10 X837I-CLM-HH-MENTAL-ST-CD
124600	OCCURS 5 TIMES
124700	INDEXED BY X837I-CLM-HH-MENTAL-ST-CD-NDX
124800	PIC X(02).
124900	10 FILLER
125000	PIC X(10).
125100
125200	05 X837I-CLM-DIAG-CODES-SEG.
125300
125400	10 X837I-CLM-DIAG-CODS
125500	OCCURS 3 TIMES
125600	INDEXED BY X837I-CLM-DIAG-CODES-NDX.
125700	15 X837I-CLM-DIAG-QUAL
125800	PIC X(03).
125900	15 X837I-CLM-DIAG-CODE ‘
126000	PIC X(30).
126100
126200	05 X837I-CLM-DRG-INFO-SEG.
126300
126400	10 X837I-CLM-DRG-CODE
126500	PIC X(30).
126600	10 FILLER
126700	PIC X(10).
126800
126900	05 X837I-CLM-OTHR-DIAG-INFO-SEG
127000	OCCURS 2 TIMES
127100	INDEXED BY X837I-CLM-OTHR-DIAG-INFO-NDX.
127200
127300	10 X837I-CLM-OTHR-DIAG-CODE
127400	OCCURS 12 TIMES
127500	INDEXED BY X837I-CLM-OTHR-DIAG-NDX

127600	PIC X(30).
127700
127800	05 X837I-CLM-PRIN-PROC-INFO-SEG
127900	OCCURS 2 TIMES
128000	INDEXED BY X837I-CLM-PRIN-PROC-INFO-NDX.
128100
128200	10 X837I-CLM-PRIN-PROC-CD
128300	PIC X(30).
128400	10 FILLER
128500	PIC X(10).
128600
128700	05 X837I-CLM-OTHR-PROC-INFO-SEG
128800	OCCURS 2 TIMES
128900	INDEXED BY X837I-CLM-OTHR-PROC-INFO-NDX.
129000
129100	10 X837I-CLM-OTHR-PROC-CODE
129200	OCCURS 12 TIMES
129300	INDEXED BY X837I-CLM-OTHR-PROC-NDX.
129400	15 X837I-CLM-OTHR-PROC-QUAL
129500	PIC X(03).
129600	15 X837I-CLM-OTHR-PROC-CODE
129700	PIC X(30).
129800	15 X837I-CLM-OTHR-PROC-DATE
129900	PIC X(08).
130000
130100	05 X837I-CLM-OCC-SPAN-INFO-SEG
130200	OCCURS 2 TIMES
130300	INDEXED BY X837I-CLM-OCC-SPAN-INFO-NDX.
130400
130500	10 X837I-CLM-OCC-SPAN-CODE
130600	OCCURS 12 TIMES
130700	INDEXED BY X837I-CLM-OCC-SPAN-NDX.
130800	15 X837I-CLM-OCC-SPAN-QUAL
130900	PIC X(03).
131000	15 X837I-CLM-OCC-SPAN-CODE
131100	PIC X(30).
131200	15 X837I-CLM-OCC-SPAN-FROM-DATE
131300	PIC X(08).
131400	15 X837I-CLM-OCC-SPAN-TO-DATE
131500	PIC X(08).
131600
131700	05 X837I-CLM-OCCURRENCE-INFO-SEG
131800	OCCURS 2 TIMES
131900	INDEXED BY X837I-CLM-OCCURRENCE-INFO-NDX.
132000
132100	10 X837I-CLM-OCCURRENCE-CODE
132200	OCCURS 12 TIMES
132300	INDEXED BY X837I-CLM-OCCURRENCE-CODE-NDX.
132400	15 X837I-CLM-OCCURRENCE-QUAL
132500	PIC X (03).
132600	15 X837I-CLM-OCCURRENCE-CODE.

132700	PIC X(30).
132800	15 X837I-CLM-OCCURRENCE-DATE
132900	PIC X(08).
133000
133100	05 X837I-CLM-VALUE-INFO-SEG
133200	OCCURS 2 TIMES
133300	INDEXED BY X837I-CLM-VALUE-INFO-NDX.
133400
133500	10 X837I-CLM-VALUE-CODE
133600	OCCURS 12 TIMES
133700	INDEXED BY X837I-CLM-VALUE-CODE-NDX.
133800	15 X837I-CLM-VALUE-QUAL
133900	PIC X(03).
134000	15 X837I-CLM-VALUE-CODE
134100	PIC X(30).
134200	15 X837I-CLM-VALUE-CD-AMT
134300	PIC S9(11)V99.
134400
134500	05 X837I-CLM-CONDITION-INFO-SEG
134600	OCCURS 2 TIMES
134700	INDEXED BY X837I-CLM-CONDITION-INFO-NDX.
134800
134900	10 X837I-CLM-CONDITION-CODE
135000	OCCURS 12 TIMES
135100	INDEXED BY X837I-CLM-CONDITION-CODE-NDX.
135200	15 X837I-CLM-CONDITION-QUAL
135300	PIC X(03).
135400	15 X837I-CLM-CONDITION-CODE
135500	PIC X(30).
135600
135700	05 X837I-CLM-TREAT-CODE-INFO-SEG
135800	OCCURS 2 TIMES
135900	INDEXED BY X837I-CLM-TREAT-CODE-INFO-NDX.
136000
136100	10 X837I-CLM-TREAT-CODE-CODE
136200	OCCURS 12 TIMES
136300	INDEXED BY X837I-CLM-TREAT-CODE-CODE-NDX.
136400	15 X837I-CLM-TREAT-CODE-CODE
136500	PIC X(30).
136600
136700	05 X837I-CLM-QUANTITY-SEG
136800	OCCURS 4 TIMES
136900	INDEXED BY X837I-CLM-QUANTITY-NDX.
137000
137100	10 X837I-CLM-QUANTITY-DAYS
137200	PIC S9(11)V99.
137300
137400	05 X837I-CLM-PRICE-REPRICE-SEG.
137500
137600	10 X837I-CLM-PRICE-METHOD
137700	PIC X(02).

137800	10 X837I-CLM-PRICE-ALLOWED
137900	PIC S9(11)V99.
138000	10 X837I-CLM-PRICE-SAVINGS
138100	PIC S9(11)V99.
138200	10 X837I-CLM-REPRICE-ORG-ID
138300	PIC X(30).
138400	10 X837I-CLM-PRICE-RATE
138500	PIC S9(11)V9 (4).
138600	10 X837I-CLM-PRICE-APPRV-DRG-CD
138700	PIC X(30).
138800	10 X837I-CLM-PRICE-APPRV-DRG-AMT
138900	PIC S9(11)V99.
139000	10 X837I-CLM-PRICE-APPRV-REV-CD
139100	PIC X(48).
139200	10 X837I-CLM-PRICE-APPRV-PROC-CD
139300	PIC X(48).
139400	10 X837I-CLM-PRICE-MEAS-CODE
139500	PIC X(02).
139600	10 X837I-CLM-PRICE-APPRV-UNITS
139700	PIC S9(11)V99.
139800	10 X837I-CLM-PRICE-REJECT-REA
139900	PIC X(02).
140000	10 X837I-CLM-PRICE-COMPLIANCE-CD
140100	PIC X(02).
140200	10 X837I-CLM-PRICE-EXCEPTION-CD
140300	PIC X(02).
140400	10 FILLER
140500	PIC X(10).
140600
140700	LOOP-ID-2305
140800
140900	05 X837I-CLM-HOME-HEALTH-INFO
141000	OCCURS 6 TIMES
141100	INDEXED BY X837I-CLM-HOME-HEALTH-INFO-NDX.
141200
141300	10 X837I-CLM-HOME-HEALTH-INFO-SEG.
141400
141500	15 X837I-CLM-HH-DISCIPLINE-CODE
141600	PIC X(02).
141700	15 X837I-CLM-HH-TOT-VISITS
141800	PIC S9(9).
141900	15 X837I-CLM-HH-TOT-VISITS-PROJ
142000	PIC S9(9).
142100
142200	10 X837I-CLM-HOME-HEALTH-DELV-SEG
142300	OCCURS 12 TIMES
142400	INDEXED BY X837I-CLM-HOME-HEALTH-DELV-NDX.
142500
142600	15 X837I-CLM-HH-NBR-VISITS
142700	PIC S9(09).
142800	15 X837I-CLM-HH-VISIT-FREQ

142900	PIC X(02).
143000	15 X837I-CLM-HH-FREQ-COUNT
143100	PIC S9(5).
143200	15 X837I-CLM-HH-VISIT-UNITS
143300	PIC X(02).
143400	15 X837I-CLM-HH-NBR-OF-UNITS
143500	PIC S9(9).
143600	15 X837I-CLM-HH-VISIT-PATTERN
143700	PIC X(02).
143800	15 X837I-CLM-HH-TIME-CODE
143900	PIC X(01).
144000
144100	10 FILLER
144200	PIC X(10).
144300
144400	LOOP-ID-2310A
144500
144600	05 X837I-CLM-ATND-PHY-NAME-SEG.
144700
144800	10 X837I-CLM-ATND-PHY-NME-QUAL
144900	PIC X(01).
145000	10 X837I-CLM-ATND-PHY-NM-LAST
145100	PIC X(35).
145200	10 X837I-CLM-ATND-PHY-NM-FIRST
145300	PIC X(25).
145400	10 X837I-CLM-ATND-PHY-NM-MIDDLE
145500	PIC X(25).
145600	10 X837I-CLM-ATND-PHY-NM-SFX
145700	PIC X(10).
145800	10 X837I-CLM-ATND-PHY-ID-QUAL
145900	PIC X(02).
146000	10 X837I-CLM-ATND-PHY-ID-NBR
146100	PIC X(80).
146200	10 FILLER
146300	PIC X(10).
146400
146500	05 X837I-CLM-ATND-PHY-SPEC-SEG.
146600
146700	10 X837I-CLM-ATND-PHY-PROV-CODE
146800	PIC X(03).
146900	10 X837I-CLM-ATND-PHY-SPEC-CODE
147000	PIC X(30).
147100	10 FILLER
147200	PIC X(10).
147300
147400	05 X837I-CLM-ATND-PHY-2ND-ID-SEG
147500	OCCURS 5 TIMES
147600	INDEXED BY X837I-CLM-ATND-PHY-2ND-ID-NDX.
147700
147800	10 X837I-CLM-ATND-PHY-2ND-ID-CODE
147900	PIC X(03).

148000	10 X837I-CLM-ATND-PHY-2ND-ID
148100	PIC X(30).
148200	10 FILLER
148300	PIC X(10).
148400
148500	LOOP-ID-2310B
148600
148700	05 X837I-CLM-OPER-PHY-NAME-SEG.
148800
148900	10 X837I-CLM-OPER-PHY-NME-QUAL
149000	PIC X(01).
149100	10 X837I-CLM-OPER-PHY-NM-LAST
149200	PIC X(35).
149300	10 X837I-CLM-OPER-PHY-NM-FIRST
149400	PIC X(25).
149500	10 X837I-CLM-OPER-PHY-NM-MIDDLE
149600	PIC X(25).
149700	10 X837I-CLM-OPER-PHY-NM-SFX
149800	PIC X(10).
149900	10 X837I-CLM-OPER-PHY-ID-QUAL.
150000	PIC X(02).
150100	10 X837I-CLM-OPER-PHY-ID-NBR
150200	PIC X(80).
150300	10 FILLER
150400	PIC X(10).
150500
150600	05 X837I-CLM-OPER-PHY-SPEC-SEG.
150700
150800	10 X837I-CLM-OPER-PHY-PROV-CODE
150900	PIC X(03).
151000	10 X837I-CLM-OPER-PHY-SPEC-CODE
151100	PIC X(30).
151200	10 FILLER
151300	PIC X(10).
151400
151500	05 X837I-CLM-OPER-PHY-2ND-ID-SEG
151600	OCCURS 5 TIMES
151700	INDEXED BY X837I-CLM-OPER-PHY-2ND-ID-NDX.
151800
151900	10 X837I-CLM-OPER-PHY-2ND-ID-CODE
152000	PIC X(03).
152100	10 X837I-CLM-OPER-PHY-2ND-ID
152200	PIC X(30).
152300	10 FILLER
152400	PIC X(10).
152500
152600	LOOP-ID-2310C
152700
152800	05 X837I-CLM-OTHR-PROV-NAME-SEG.
152900
153000	10 X837I-CLM-OTHR-PROV-NME-QUAL

153100	PIC X(01).
153200	10 X837I-CLM-OTHR-PROV-NM-LAST
153300	PIC X(35).
153400	10 X837I-CLM-OTHR-PROV-NM-FIRST
153500	PIC X(25).
153600	10 X837I-CLM-OTHR-PROV-NM-MIDDLE
153700	PIC X(25).
153800	10 X837I-CLM-OTHR-PROV-NM-SFX
153900	PIC X(10).
154000	10 X837I-CLM-OTHR-PROV-ID-QUAL
154100	PIC X(02).
154200	10 X837I-CLM-OTHR-PROV-ID-NBR
154300	PIC X(80).
154400	10 FILLER
154500	PIC X(10).
154600
154700	05 X837I-CLM-OTHR-PROV-SPEC-SEG.
154800
154900	10 X837I-CLM-OTHR-PROV-PROV-CODE
155000	PIC X(03).
155100	10 X837I-CLM-OTHR-PROV-SPEC-CODE
155200	PIC X(30).
155300	10 FILLER
155400	PIC X(10).
155500
155600	05 X837I-CLM-OTHR-PROV-2ND-ID-SEG
155700	OCCURS 5 TIMES
155800	INDEXED BY X837I-CLM-OTHR-PROV-2ND-ID-NDX.
155900
156000	10 X837I-CLM-OTHR-PROV-2ND-ID-CD
156100	PIC X(03).
156200	10 X837I-CLM-OTHR-PROV-2ND-ID
156300	PIC X(30).
156400	10 FILLER
156500	PIC X(10).
156600
156700	LOOP-ID-2310E
156800	05 X837I-CLM-SVC-FAC-LOC-SEG.
156900
157000	10 X837I-CLM-SVC-FAC-NAME
157100	PIC X(35).
157200	10 X837I-CLM-SVC-FAC-ID-QUAL
157300	PIC X(02).
157400	10 X837I-CLM-SVC-FAC-ID
157500	PIC X(80).
157600	10 FILLER
157700	PIC X(10).
157800
157900	05 X837I-CLM-SVC-FAC-SPEC-SEG.
158000
158100	10 X837I-CLM-SVC-FAC-SPEC-CODE

158200	PIC X(30).
158300	10 FILLER
158400	PIC X(10).
158500
158600	05 X837I-CLM-SVC-FAC-LOC-ADDR-SEG.
158700
158800	10 X837I-CLM-SVC-FAC-ADDR1
158900	PIC X(55).
159000	10 X837I-CLM-SVC-FAC-ADDR2
159100	PIC X(55).
159200	10 FILLER
159300	PIC X(10).
159400
159500	05 X837I-CLM-SVC-FAC-CTY-ST-SEG.
159600
159700	10 X837I-CLM-SVC-FAC-CITY
159800	PIC X(30).
159900	10 X837I-CLM-SVC-FAC-STATE-CODE
160000	PIC X(02).
160100	10 X837I-CLM-SVC-FAC-ZIP-CODE
160200	PIC X(15).
160300	10 X837I-CLM-SVC-FAC-COUNTRY-CODE
160400	PIC X(03).
160500	10 FILLER
160600	PIC X(10).
160700
160800	05 X837I-CLM-SVC-FAC-2ND-ID-SEG
160900	OCCURS 5 TIMES
161000	INDEXED BY X837I-CLM-SVC-FAC-2ND-ID-NDX.
161100
161200	10 X837I-CLM-SVC-FAC-2ND-ID-TYPE
161300	PIC X(03).
161400	10 X837I-CLM-SVC-FAC-2ND-ID
161500	PIC X(30).
161600	10 FILLER
161700	PIC X(10).
161800
161900	OTHER SUBSCRIBER INFORMATION IN SEPARATE RECORD
162000	CLAIM LEVEL ADJUSTMENTS IN SEPARATE RECORD
162100
162200
162300
162400	837I-OTHER SUBSCRIBER INFORMAION
162500
162600
162700
162800	837I OTHER SUBSCRIBER INFORMATION
162900
163000	01 X837I-OTHER-SUBSCRIBER-INFO.
163100
163200	05 X837I-RECORD-CODE

163300	PIC X(02).
163400
163500	05 X837I-SORT-KEY.
163600
163700	10 X837I-PROV-SEQ-NUM
163800	VALUE ZEROES
163900	PIC 9(11).
164000
164100	10 X837I-SUBSCRIBER-SEQ-NUM
164200	VALUE ZEROES
164300	PIC 9(11).
164400
164500	10 X837I-PATIENT-SEQ
164600	VALUE ZEROES
164700	PIC 9(11).
164800
164900	10 X837I-CLAIM-SEQ
165000	VALUE ZEROES
165100	PIC 9(11).
165200
165300	10 X837I-SVC-LINE-SEQ
165400	VALUE ZEROES
165500	PIC 9(11).
165600
165700
165800	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
165900	‘OTHER-SUBSCRIBER-INFO RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
166000	:
166100
166200	10 X837I-SUB-SEQ
166300	VALUE ZEROES
166400	PIC 9(11).
166500
166600	10 X837I-TX-CODE
166700	VALUE ‘05’
166800	PIC X(02).
166900
167000	10 X837I-TX-CODE-SEQ-NUM
167100	VALUE ZEROES.
167200	PIC 9(07).
167300
167400	END OF HDR SORT-KEY
167500
167700
167800	LOOP-2320 OTHER SUBSCRIBER INFORMATION – START
167900
168000	05 X837I-OTHR-SUBS-INFO-SEG.
168100
168200	10 X837I-PAYER-RESPONS-CODE
168300	PIC 9(01).

168400	10 X837I-INDIVIDUAL-RELAT-CODE
168500	PIC 9(02).
168600	10 X837I-OTHR-SUBS-POLICY-NBR
168700	PIC X(30).
168800	10 X837I-OTHR-SUBS-PLAN-NAME
168900	PIC X(60).
169000	10 X837I-OTHR-SUBS-FILING-IND-CD
169100	PIC 9(02).
169200	10 FILLER
169300	PIC X(10).
169400
169500	05 X837I-PAYER-PRIOR-PAY-AMT
169600	PIC S9(11)V99.
169700
169800	05 X837I-COB-TOT-ALLOWED-AMT
169900	PIC S9(11)V99.
170000
170100	05 X837I-COB-TOT-SUBMITTED-AMT
170200	PIC S9(11)V99.
170300
170400	05 X837I-DRG-OUTLIER-AMT
170500	PIC S9(11)V99.
170600
170700	05 X837I-COB-TOT-MCARE-PAID-AMT
170800	PIC S9(11)V99.
170900
171000	05 X837I-MCARE-PAID-AT-100-PCT
171100	PIC S9(11)V99.
171200
171300	05 X837I-MCARE-PAID-AT-80-PCT
171400	PIC S9(11)V99.
171500
171600	05 X837I-COB-MCARE-A-PAID-AMT
171700	PIC S9(11)V99.
171800
171900	05 X837I-COB-MCARE-B-PAID-AMT
172000	PIC S9(11)V99.
172100
172200	05 X837I-COB-NON-COVERED-AMT
172300	PIC S9(11)V99.
172400
172500	05 X837I-COB-TOT-DENIED-AMT
172600	PIC S9(11)V99.
172700
172800	05 X837I-OTHR-SUBS-DEMO-SEG.
172900
173000	10 X837I-OTH-SUBS-OTHR-INSRD-DOB
173100	PIC X(08).
173200	10 X837I-OTH-SUBS-OTHR-GENDER-CD
173300	PIC X(01).
173400	10 FILLER

173500	PIC X(10).
173600
173700	05 X837I-OTHR-INS-COVRG-INFO-SEG.
173800
173900	10 X837I-ASSIGNMENT-OF-BENE-IND
174000	PIC X(01).
174100	10 X837I-RELEASE-INFO-CODE
174200	PIC X(01).
174300	10 FILLER
174400	PIC X(10).
174500
174600	05 X837I-MCARE-IP-AJUDICATION-SEG.
174700
174800	10 X837I-IP-COVERED-DAYS
174900	PIC S9(6)V99.
175000	10 X837I-IP-LIFETIME-RSRV-DAYS
175100	PIC S9(6)V99.
175200	10 X837I-IP-LIFETIME-PSYC-DAYS
175300	PIC S9(6)V99.
175400	10 X837I-IP-DRG-AMT-DAYS
175500	PIC S9(11)V99.
175600	10 X837I-IP-REMARK-CODE
175700	PIC X(30).
175800	10 X837I-IP-DISPROPORT-SHARE-AMT
175900	PIC S9(11)V99.
176000	10 X837I-IP-MSP-PASS-THRU-AMT
176100	PIC S9(11)V99.
176200	10 X837I-IP-PPS-CAPITAL-AMT
176300	PIC S9(11)V99.
176400	10 X837I-IP-PPS-FSP-DRG-AMT
176500	PIC S9(11)V99.
176600	10 X837I-IP-PPS-HSP-DRG-AMT
176700	PIC S9(11)V99.
176800	10 X837I-IP-PPS-DSH-DRG-AMT
176900	PIC S9(11)V99.
177000	10 X837I-IP-OLD-CAPITAL-AMT
177100	PIC S9(11)V99.
177200	10 X837I-IP-PPS-IME-AMT
177300	PIC S9(11)V99.
177400	10 X837I-IP-PPS-OPER-HOSP-DRG-AMT
177500	PIC S9(11)V99.
177600	10 X837I-IP-COST-RTP-DAY-COUNT
177700	PIC S9(9)V99.
177800	10 X837I-IP-PPS-OPER-FED-DRG-AMT
177900	PIC S9(11)V99.
178000	10 X837I-IP-PPS-CAP-OUTLIER-AMT
178100	PIC S9(11)V99.
178200	10 X837I-IP-INDIRECT-TEACH-AMT
178300	PIC S9(11)V99.
178400	10 X837I-IP-NONPAY-PROF-CMPNT-AMT
178500	PIC S9(11)V99.

178600	10 X837I-IP-RMARK-CODE-1
178700	PIC X(30).
178800	10 X837I-IP-RMARK-CODE-2
178900	PIC X(30).
179000	10 X837I-IP-RMARK-CODE-3
179100	PIC X(30).
179200	10 X837I-IP-RMARK-CODE-4
179300	PIC X(30).
179400	10 X837I-IP-PPS-CAP-EXCEPT-AMT
179500	PIC S9(11)V99.
179600
179700	05 X837I-MCARE-OP-AJUDICATION-SEG.
179800
179900	10 X837I-OP-REIMBURSEMENT-RATE
180000	PIC S9(4)V9(4).
180100	10 X837I-HCPCS-PAYABLE-AMOUNT
180200	PIC S9(11)V99.
180300	10 X837I-MCARE-OP-REMARKS
180400	OCCURS 5 TIMES
180500	INDEXED BY X837I-MCARE-OP-REMARKS-NDX.
180600	15 X837I-MCARE-OP-REMARKS-CODE
180700	PIC X(30).
180800	10 X837I-ESRD-PAID-AMOUNT
180900	PIC S9(11)V99.
181000	10 X837I-IP-NONPAY-PROF-CMPNT-AMT
181100	PIC S9(9)V99.
181200	10 FILLER
181300	PIC X(10).
181400
181500	CLAIM LEVEL ADJUSTMENTS ON SEPARATE RECORD
181600	LOOP-2330A OTHR SUBSCRIBER NAME
181700
181800	05 X837I-OTHR-SUBS-NAME-SEG.
181900
182000	10 X837I-OTHR-SUBS-TYPE-CODE
182100	PIC X(01).
182200	10 X837I-OTHR-SUBS-NAME-LAST
182300	PIC X(35).
182400	10 X837I-OTHR-SUBS-NAME-FIRST
182500	PIC X(25).
182600	10 X837I-OTHR-SUBS-NAME-MIDDLE
182700	PIC X(25).
182800	10 X837I-OTHR-SUBS-NAME-SFX
182900	PIC X(10).
183000	10 X837I-OTHR-SUBS-ID-CODE-TYPE
183100	PIC X(02).
183200	10 X837I-OTHR-SUBS-ID-CODE
183300	PIC X(80).
183400	10 FILLER
183500	PIC X(10).
183600

183700	05 X837I-OTHR-SUBS-ADDR-SEG.
183800
183900	10 X837I-OTHR-SUBS-ADDR1
184000	PIC X(55).
184100	10 X837I-OTHR-SUBS-ADDR2
184200	PIC X(55).
184300	10 FILLER
184400	PIC X(10).
184500
184600	05 X837I-OTHR-SUBS-CITY-STATE-SEG.
184700
184800	10 X837I-OTHR-SUBS-CITY
184900	PIC X(30).
185000	10 X837I-OTHR-SUBS-STATE-CODE
185100	PIC X(02).
185200	10 X837I-OTHR-SUBS-ZIP-CODE
185300	PIC X(15).
185400	10 X837I-OTHR-SUBS-COUNTRY-CODE
185500	PIC X(03).
185600	10 FILLER
185700	PIC X(10).
185800
185900	05 X837I-OTHR-SUBS-2ND-ID-SEG
186000	OCCURS 3 TIMES
186100	INDEXED BY X837I-OTHR-SUBS-2ND-ID-NDX.
186200
186300	10 X837I-OTHR-SUBS-2ND-ID-TYPE
186400	PIC X(03).
186500	10 X837I-OTHR-SUBS-2ND-ID
186600	PIC X(30).
186700	10 FILLER
186800	PIC X(10).
186900
187000	LOOP-2330B OTHR PAYER NAME
187100
187200	05 X837I-OTHR-PAYER-NAME-SEG.
187300
187400	10 X837I-OTHR-PAYER-NAME
187500	PIC X(35).
187600	10 X837I-OTHR-PAYER-ID-CODE-TYPE
187700	PIC X(02).
187800	10 X837I-OTHR-PAYER-ID-CODE
187900	PIC X(80).
188000	10 FILLER
188100	PIC X(10).
188200
188300	05 X837I-OTHR-PAYER-ADDR-SEG.
188400
188500	10 X837I-OTHR-PAYER-ADDR1
188600	PIC X(55).
188700	10 X837I-OTHR-PAYER-ADDR2

188800	PIC X(55).
188900	10 FILLER
189000	PIC X(10).
189100
189200	05 X837I -OTHR-PAYER-CITY-ST-SEG.
189300
189400	10 X837I-OTHR-PAYER-CITY
189500	PIC X(30).
189600	10 X837I-OTHR-PAYER-STATE-CODE
189700	PIC X(02).
189800	10 X837I-OTHR-PAYER-ZIP-CODE
189900	PIC X(15).
190000	10 X837I-OTHR-PAYER-COUNTRY-CODE
190100	PIC X(03).
190200	10 FILLER
190300	PIC X(10).
190400
190500	05 X837I -CLAIM-ADJUD-DATE-SEG.
190600	10 X837I-CLAIM-ADJUD-DATE
190700	PIC X(08).
190800
190900	05 X837I -OTHR-PAYER-2ND-IDENT-SEG
191000	OCCURS 2 TIMES
191100	INDEXED BY X837I-OTHR-PAYER-2ND-IDENT-NDX.
191200
191300	10 X837I-OTHR-PAYER-2ND-ID-TYPE
191400	PIC X(03).
191500	10 X837I-OTHR-PAYER-2ND-ID
191600	PIC X(30).
191700	10 FILLER
191800	PIC X(10).
191900
192000	05 X837I -OTHR-PAYER-PA-REF-SEG.
192100
192200	10 X837I-OTHR-PAYER-PA-REF-IND
192300	PIC X(03).
192400	10 X837I-OTHR-PAYER-PA-REF-NUMBER
192500	PIC X(30).
192600	10 FILLER
192700	PIC X(10).
192800
192900	LOOP-2330C OTHR PAYER PATIENT
193000
193100	05 X837I -OTHR-PAYER-PAT-INFO-SEG.
193200
193300	10 X837I-OTHR-PAYER-PAT-ID-QUAL
193400	PIC X(02).
193500	10 X837I-OTHR-PAYER-PAT-ID-NBR
193600	PIC X(80).
193700	10 FILLER
193800	PIC X(10).

193900
194000	05 X837I-OTHR-PAYER-PAT-ID-SEG.
194100
194200	10 X837I-OTHR-PAYER-PAT-ID2-QUAL
194300	PIC X(02).
194400	10 X837I-OTHR-PAYER-PAT-ID3-NBR
194500	PIC X(30).
194600	10 FILLER
194700	PIC X(10).
194800
194900	LOOP-2330D OTHR PAYER ATTENDING PROVIDER
195000
195100	05 X837I-OTHR-PYR-ATND-PROV-SEG.
195200
195300	10 X837I-OTHR-PYR-ATND-PROV-QUAL
195400	PIC X(01).
195500	10 FILLER
195600	PIC X(10).
195700
195800	05 X837I-OTHR-PYR-ATND-PRV-ID-SEG
195900	OCCURS 3 TIMES
196000	INDEXED BY X837I-OTHR-PYR-ATND-PRV-ID-NDX.
196100
196200	10 X837I-OTHR-PYR-ATND-PRV-ID-QL
196300	PIC X(03).
196400	10 X837I-OTHR-PYR-ATND-PRV-ID
196500	PIC X(30).
196600	10 FILLER
196700	PIC X(10).
196800
196900	LOOP-2330E OTHR PAYER OPERATING PROVIDER
197000
197100	05 X837I-OTHR-PYR-OPER-PROV-SEG.
197200
197300	10 X837I-OTHR-PYR-OPER-PROV-QUAL
197400	PIC X(01).
197500	10 FILLER
197600	PIC X(10).
197700
197800	05 X837I-OTHR-PYR-OPER-PRV-ID-SEG
197900	OCCURS 3 TIMES
198000	INDEXED BY X837I-OTHR-PYR-OPER-PRV-ID-NDX.
198100
198200	10 X837I-OTHR-PYR-OPER-PRV-ID-QL
198300	PIC X(03).
198400	10 X837I-OTHR-PYR-OPER-PRV-ID
198500	PIC X(30).
198600	10 FILLER
198700	PIC X(10).
198800
198900	LOOP-2330E OTHR PAYER OTHER PROVIDER

199000
199100	05 X837I-OTHR-PYR-OTHR-PROV-SEG.
199200
199300	10 X837I-OTHR-PYR-OTHR-PROV-QUAL
199400	PIC X(01).
199500	10 FILLER
199600	PIC X(10).
199700
199800	05 X837I-OTHR-PYR-OTHR-PRV-ID-SEG
199900	OCCURS 3 TIMES
200000	INDEXED BY X837I-OTHR-PYR-OTHR-PRV-ID-NDX.
200100
200200	10 X837I-OTHR-PYR-OTHR-PRV-ID-QL
200300	PIC X(03).
200400	10 X837I-OTHR-PYR-QTHR-PRV-ID
200500	PIC X(30).
200600	10 FILLER
200700	PIC X(10).
200800
200900	LOOP-2330H OTHR PAYER SERVICE FACILITY PROVIDER
201000
201100	05 X837I-OTHR-PYR-FAC-PROV-SEG.
201200
201300	10 X837I-OTHR-PYR-FAC-PROV-QUAL
201400	PIC X(01).
201500	10 FILLER
201600	PIC X(10).
201700
201800	05 X837I-OTHR-PYR-FAC-PRV-ID-SEG
201900	OCCURS 3 TIMES
202000	INDEXED BY X837I-OTHR-PYR-FAC-PRV-ID-NDX.
202100
202200	10 X837I-OTHR-PYR-FAC-PRV-ID-QL
202300	PIC X(03).
202400	10 X837I-OTHR-PYR-FAC-PRV-ID
202500	PIC X(30).
202600	10 FILLER
202700	PIC X(10).
202800
202900
203000
203100
203200	8371 - CLAIM LEVEL-ADJUSTMENT (99)
203300
203400
203500
203600	8371 CLAIM LEVEL ADJUSTMENT
203700
203800	01 X837I-CLAIM-LVL-ADJUSTMENT.
203900
204000	05 X837I-RECORD-CODE

204100	PIC X(02).
204200
204300	05 X837I-SORT-KEY.
204400
204500	10 X837I-PROV-SEQ-NUM
204600	VALUE ZEROES
204700	PIC 9(11).
204800
204900	10 X837I-SUBSCRIBER-SEQ-NUM
205000	VALUE ZEROES
205100	PIC 9(11).
205200
205300	10 X837I-PATIENT-SEQ
205400	VALUE ZEROES
205500	PIC 9(11).
205600
205700	10 X837I-CLAIM-SEQ
205800	VALUE ZEROES
205900	PIC 9(11).
206000
206100	10 X837I-SVC-LINE-SEQ
206200	VALUE ZEROES
206300	PIC 9(11).
206400
206500
206600	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
206700	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’RECORD.
206800
206900
207000	10 X837I-SUB-SEQ
207100	VALUE ZEROES
207200	PIC 9(11).
207300
207400	10 X837I-TX-CODE
207500	VALUE ‘06’
207600	PIC X(02).
207700
207800	10 X837I-TX-CODE-SEQ-NUM
207900	VALUE ZEROES
208000	PIC 9(07).
208100
208200	END OF HDR SORT-KEY
208300
208400
208500
208600	05 X837I-CLAIM-ADJ-SEG
208700	OCCURS 05 TIMES
208800	INDEXED BY X837I-CLAIM-ADJ-NDX.
208900
209000	10 X837I-CLAIM-ADJ-GROUP-CODE
209100	PIC X(02).

209200	10 X837I-CLAIM-ADJ
209300	OCCURS 6 TIMES
209400	INDEXED BY X837I-CLAIM-ADJ-NDX.
209500	15 X837I-CLAIM-ADJ-REASON-CD
209600	PIC X(05).
209700	15 X837I-CLAIM-ADJ-AMOUNT
209800	PIC S9(11)V99.
209900	15 X837I-CLAIM-ADJ-UNITS
210000	PIC S9(7)V9(4).
210100
210200
210300
210400
210500	837I - CLAIM-SERVICE-LINE (MAX 50)
210600
210700
210800
210900	837I CLAIM SERVICE LINE
211000
211100	01 X837I-CLAIM-SVC-LINE.
211200
211300	05 X837I-RECORD-CODE
211400	PIC X(02).
211500
211600	05 X837I-SORT-KEY.
211700
211800	10 X837I-PROV-SEQ-NUM
211900	VALUE ZEROES
212000	PIC 9(11).
212100
212200	10 X837I-SUBSCRIBER-SEQ-NUM
212300	VALUE ZEROES
212400	PIC 9(11).
212500
212600	10 X837I-PATIENT-SEQ
212700	VALUE ZEROES
212800	PIC 9(11).
212900
213000	10 X837I-CLAIM-SEQ
213100	VALUE ZEROES
213200	PIC 9(11).
213300
213400	10 X837I-SVC-LINE-SEQ
213500	VALUE ZEROES
213600	PIC 9(11).
213700
213800
213900	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’WHEN USED ON A
214000	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
214100
214200

214300	10 X837I-SUB-SEQ
214400	VALUE ZEROES
214500	PIC 9(11).
214600
214700	10 X837I-TX-CODE
214800	VALUE ‘07’
214900	PIC X(02).
215000
215100	10 X837I-TX-CODE-SEQ-NUM
215200	VALUE ZEROES
215300	PIC 9(07).
215400
215500	END OF HDR SORT-KEY
215600
215700
215800
215900	LOOP-ID-2400
216000
216100	05 X837I-LN-ASSIGNED-NBR-SEG.
216200
216300	10 X837I-LN-ASSIGNED-NBR
216400	PIC S9(9).
216500
216600	05 X837I-LN-INSTITUTIONAL-SVC-SEG.
216700
216800	10 X837I-LN-REV-CODE
216900	PIC X(48).
217000	10 X837I-LN-SVC-ID-QUAL
217100	PIC X(02).
217200	10 X837I-LN-PROC-CODE
217300	PIC X(48).
217400	10 X837I-LN-PROC-MOD-1
217500	PIC X(02).
217600	10 X837I-LN-PROC-MOD-2
217700	PIC X(02).
217800	10 X837I-LN-PROC-MOD-3
217900	PIC X(02).
218000	10 X837I-LN-PROC-MOD-4
218100	PIC X(02).
218200	10 X837I-LN-SUBMITTED-CHRG
218300	PIC S9(11)V99.
218400	10 X837I-LN-SVC-CD-MEAS-TYPE
218500	PIC X(02).
218600	10 X837I-LN-SVC-CD-UNITS
218700	PIC S9(7)V9(4).
218800	10 X837I-LN-SVC-RATE
218900	PIC S9(7)V9(4).
219000	10 X837I-LN-NON-CVRD-CHARG-AMT
219100	PIC S9(11)V9(2).
219200	10 FILLER
219300	PIC X(10).

219400
219500	05 X837I-LN-SUPPLMENT-INFO-SEG
219600	OCCURS 5 TIMES
219700	INDEXED BY X837I-LN-SUPPLMENT-INFO-NDX.
219800
219900	10 X837I-LN-ATTACHMENT-TYPE
220000	PIC X(02).
220100	10 X837I-LN-ATTCH-TRANSMIT-CODE
220200	PIC X(02).
220300	10 X837I-LN-ATTACHMENT-CNTL-NBR
220400	PIC X(80).
220500	10 FILLER
220600	PIC X(10).
220700
220800	05 X837I-LN-SVC-DATE-SEG
220900	PIC X(08).
221000
221100	05 X837I-LN-ASSESMENT-DATE-SEG
221200	PIC X(08).
221300
221400	05 X837I-LN-SVC-TAX-AMT-SEG
221500	PIC S9(11)V99.
221600
221700	05 X837I-LN-FACILITY-TAX-AMT-SEG
221800	PIC S9(11)V99.
221900
222000	05 X837I-LN-PRICE-REPRICE-SEG.
222100
222200	10 X837I-LN-PRICE-METHOD
222300	PIC X(02).
222400	10 X837I-LN-PRICE-ALLOWED
222500	PIC S9(11)V99.
222600	10 X837I-LN-PRICE-SAVINGS
222700	PIC S9(11)V99.
222800	10 X837I-LN-REPRICE-ORG-ID
222900	PIC X(30).
223000	10 X837I-LN-PRICE-RATE
223100	PIC S9(11)V9(4).
223200	10 X837I-LN-PRICE-APG-CODE
223300	PIC X(30).
223400	10 X837I-LN-PRICE-APG-AMT
223500	PIC S9(11)V99.
223600	10 X837I-LN-PRICE-APPRV-REV-CD
223700	PIC X(48).
223800	10 X837I-LN-PRICE-SVC-QUAL
223900	PIC X(02).
224000	10 X837I-LN-PRICE-APPRV-PROC-CD
224100	PIC X(48).
224200	10 X837I-LN-PRICE-UNIT-MEAS-CD
224300	PIC X(02).
224400	10 X837I-LN-PRICE-APPROVED-UNITS

224500	PIC S9(7)V9(4).
224600	10 X837I-LN-PRICE-REJECT-REA
224700	PIC X(02).
224800	10 X837I-LN-PRICE-COMPLIANCE-CD
224900	PIC X(02).
225000	10 X837I-LN-PRICE-EXCEPTION-CD
225100	PIC X(02).
225200	10 FILLER
225300	PIC X(10).
225400
225500	LOOP-ID-2420A
225600
225700	05 X837I-LN-ATND-PHY-NAME-SEG.
225800
225900	10 X837I-LN-ATND-PHY-NME-TP
226000	PIC X(01).
226100	10 X837I-LN-ATND-PHY-NM-LAST
226200	PIC X(35).
226300	10 X837I-LN-ATND-PHY-NM-FIRST
226400	PIC X(25).
226500	10 X837I-LN-ATND-PHY-NM-MIDDLE
226600	PIC X(25).
226700	10 X837I-LN-ATND-PHY-NM-SFX
226800	PIC X(10).
226900	10 X837I-LN-ATND-PHY-ID-CODE
227000	PIC X(02).
227100	10 X837I-LN-ATND-PHY-ID-NBR
227200	PIC X(80).
227300	10 FILLER
227400	PIC X(10).
227500
227600	05 X837I-LN-ATND-PHY-SPEC-SEG.
227700
227800	10 X837I-LN-ATND-PHY-TYPE-CODE
227900	PIC X(03).
228000	10 X837I-LN-ATND-PHY-SPEC-CODE
228100	PIC X(30).
228200	10 FILLER
228300	PIC X(10).
228400
228500	05 X837I-LN-ATND-PHY-2ND-ID-SEG.
228600
228700	10 X837I-LN-ATND-PHY-2ND-ID-CD
228800	PIC X(03).
228900	10 X837I-LN-ATND-PHY-2ND-ID
229000	PIC X(30).
229100	10 FILLER
229200	PIC X(10).
229300
229400	LOOP-ID-2420B
229500

229600	05 X837I-LN-OPER-PHY-NAME-SEG.
229700
229800	10 X837I-LN-OPER-PHY-NME-TP
229900	PIC X(01).
230000	10 X837I-LN-OPER-PHY-NM-LAST
230100	PIC X(35).
230200	10 X837I-LN-OPER-PHY-NM-FIRST
230300	PIC X(25).
230400	10 X837I-LN-OPER-PHY-NM-MIDDLE
230500	PIC X(25).
230600	10 X837I-LN-OPER-PHY-NM-SFX
230700	PIC X(10).
230800	10 X837I-LN-OPER-PHY-ID-CODE
230900	PIC X(02).
231000	10 X837I-LN-OPER-PHY-ID-NBR
231100	PIC X(80).
231200	10 FILLER
231300	PIC X(10).
231400
231500	05 X837I-LN-OPER-PHY-SPEC-SEG.
231600
231700	10 X837I-LN-OPER-PHY-TYPE-CODE
231800	PIC X(03).
231900	10 X837I-LN-OPER-PHY-SPEC-CODE
232000	PIC X(30).
232100	10 FILLER
232200	PIC X(10)
232300
232400	05 X837I-LN-OPER-PHY-2ND-ID-SEG.
232500
232600	10 X837I-LN-OPER-PHY-2ND-ID-CD
232700	PIC X(03).
232800	10 X837I-LN-OPER-PHY-2ND-ID
232900	PIC X(30).
233000	10 FILLER
233100	PIC X(10).
233200
233300	LOOP-ID-2420C
233400
233500	05 X837I-LN-OTHR-PROV-NAME-SEG.
233600
233700	10 X837I-LN-OTHR-PROV-NME-TP
233800	PIC X(01).
233900	10 X837I-LN-OTHR-PROV-NM-LAST
234000	PIC X(35).
234100	10 X837I-LN-OTHR-PROV-NM-FIRST
234200	PIC X(25).
234300	10 X837I-LN-OTHR-PROV-NM-MIDDLE
234400	PIC X(25).
234500	10 X837I-LN-OTHR-PROV-NM-SFX
234600	PIC X(10).

234700	10 X837I-LN-OTHR-PROV-ID-CODE
234800	PIC X(02).
234900	10 X837I-LN-OTHR-PROV-ID-NBR
235000	PIC X(80).
235100	10 FILLER
235200	PIC X(10).
235300
235400	05 X837I-LN-OTHR-PROV-SPEC-SEG.
235500
235600	10 X837I-LN-OTHR-PROV-TYPE-CODE
235700	PIC X(03).
235800	10 X837I-LN-OTHR-PROV-SPEC-CODE
235900	PIC X(30).
236000	10 FILLER
236100	PIC X(10).
236200
236300	05 X837I-LN-OTHR-PROV-2ND-ID-SEG.
236400
236500	10 X837I-LN-OTHR-PROV-2ND-ID-CD
236600	PIC X(03).
236700	10 X837I-LN-OTHR-PROV-2ND-ID
236800	PIC X(30).
236900	10 FILLER
237000	PIC X(10).
237100
237200
237300
237400
237500	837I - LINE-DRUG-ID (MAX 25)
237600
237700
237800
237900	837I LINE DRUG IDENTIFICATION
238000
238100	01 X837I-LINE-DRUG-ID.
238200
238300	05 X837I-RECORD-CODE
238400	PIC X(02).
238500
238600	05 X837I-SORT-KEY.
238700
238800	10 X837I-PROV-SEQ-NUM
238900	VALUE ZEROES
239000	PIC 9(11).
239100
239200	10 X837I-SUBSCRIBER-SEQ-NUM
239300	VALUE ZEROES
239400	PIC 9(11).
239500
239600	10 X837I-PATIENT-SEQ
239700	VALUE ZEROES

239800	PIC 9(11).
239900
240000	10 X837I-CLAIM-SEQ
240100	VALUE ZEROES
240200	PIC 9(11).
240300
240400	10 X837I-SVC-LINE-SEQ
240500	VALUE ZEROES
240600	PIC 9(11).
240700
240800
240900	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
241000	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
241100
241200
241300	10 X837I-SUB-SEQ
241400	VALUE ZEROES
241500	PIC 9(11).
241600
241700	10 X837I-TX-CODE
241800	VALUE ‘08’
241900	PIC X(02).
242000
242100	10 X837I-TX-CODE-SEQ-NUM
242200	VALUE ZEROES
242300	PIC 9(07).
242400
242500	END OF HDR SORT-KEY
242600
242700
242800
242900	LOOP-ID-2410
243000
243100	05 X837I-LN-DRUG-ID-SEG.
243200
243300	10 X837I-LN-DRUG-CODE
243400	PIC X(48).
243500	10 FILLER
243600	PIC X(10).
243700
243800	05 X837I-LN-DRUG-PRICING-SEG.
243900
244000	10 X837I-LN-DRUG-UNIT-PRICE
244100	PIC S9(11)V99.
244200	10 X837I-LN-DRUG-NBR-UNITS
244300	PIC S9(7)V9(4).
244400	10 X837I-LN-DRUG-MEAS-CODE
244500	PIC X(02).
244600	10 FILLER
244700	PIC X(10).
244800

244900	05 X837I-LN-DRUG-PERSCIP-SEG.
245000
245100	10 X837I-LN-DRUG-PERSCIP-NBR
245200	PIC X(30).
245300	10 FILLER
245400	PIC X(10).
245500
245600
245700
245800
245900	837I - LINE-LVL-ADJUSTMENT (MAX 99)
246000
246100
246200
246300	837I LINE LEVEL ADJUSTMENTS
246400
246500	01 X837I-LINE-LVL-ADJUSTMENTS.
246600
246700	05 X837I-RECORD-CODE
246800	PIC X(02).
246900
247000	05 X837I-SORT-KEY.
247100
247200	10 X837I-PROV-SEQ-NUM
247300	VALUE ZEROES
247400	PIC 9(11).
247500
247600	10 X837I-SUBSCRIBER-SEQ-NUM
247700	VALUE ZEROES
247800	PIC 9(11).
247900
248000	10 X837I-PATIENT-SEQ
248100	VALUE ZEROES
248200	PIC 9(11).
248300
248400	10 X837I-CLAIM-SEQ
248500	VALUE ZEROES
248600	PIC 9(11).
248700
248800	10 X837I-SVC-LINE-SEQ
248900	VALUE ZEROES
249000	PIC 9(11).
249100
249200
249300	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
249400	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
249500
249600
249700	10 X837I-SUB-SEQ
249800	VALUE ZEROES
249900	PIC 9(11).

250000
250100	10 X837I-TX-CODE
250200	VALUE ‘09’
250300	PIC X(02).
250400
250500	10 X837I-TX-CODE-SEQ-NUM
250600	VALUE ZEROES
250700	PIC 9(07).
250800
250900	END OF HDR SORT-KEY
251000
251100
251200
251300	LOOP-ID-2430
251400
251500	05 X837I-LINE-LVL-ADJ-SEG.
251600
251700	10 X837I-LINE-ADJ-PYR-ID
251800	PIC X(80).
251900	10 X837I-LINE-ADJ-AMOUNT-PAID
252000	PIC S9(11)V99.
252100	10 X837I-LINE-ADJ-SVC-ID-QUAL
252200	PIC X(02).
252300	10 X837I-LINE-ADJ-SVC-ID
252400	PIC X(48).
252500	10 X837I-LINE-ADJ-SVC-MOD-1
252600	PIC X(02).
252700	10 X837I-LINE-ADJ-SVC-MOD-2
252800	PIC X(02).
252900	10 X837I-LINE-ADJ-SVC-MOD-3
253000	PIC X(02).
253100	10 X837I-LINE-ADJ-SVC-MOD-4
253200	PIC X(02).
253300	10 X837I-LINE-ADJ-SVC-CD-DESC
253400	PIC X(80).
253500	10 X837I-LINE-ADJ-SVC-REV-CD
253600	PIC X(48).
253700	10 X837I-LINE-ADJ-UNITS-OF-SVC
253800	PIC S9(7)V9(4).
253900	10 X837I-LINE-ADJ-BUNDLE-LINE-NBR
254000	PIC S9(4).
254100	10 FILLER
254200	PIC X(10).
254300
254400	05 X837I-LINE-ADJ-SEG
254500	OCCURS 99 TIMES
254600	INDEXED BY X837I-LINE-ADJ-NDX.
254700
254800	10 X837I-LINE-ADJ-GROUP-CODE
254900	PIC X(02).
255000	10 X837I-LINE-ADJ

255100	OCCURS 6 TIMES
255200	INDEXED BY X837I-LINE-ADJ-NDX.
255300	15 X837I-LINE-ADJ-REASON-CD
255400	PIC X(05).
255500	15 X837I-LINE-ADJ-AMOUNT
255600	PIC S9(11)V99.
255700	15 X837I-LINE-ADJ-UNITS
255800	PIC S9(7)V9(4).
255900
256000	05 X837I-LINE-ADJ-DATE-SEG.
256100
256200	10 X837I-LINE-DATE-CLAIM-PAID
256300	PIC X(08).
256400
256500
256600
256700
256800	8371 - TRANSACTION TRAILER RECORD
256900
257000
257100	01 X837I-TX-TRAILER.
257200
257300	05 X837I-RECORD-CODE
257400	PIC X(02).
257500
257600	05 X837I-SORT-KEY.
257700
257800	10 X837I-PROV-SEQ-NUM
257900	VALUE ZEROES
258000	PIC 9(11).
258100
258200	10 X837I-SUBSCRIBER-SEQ-NUM
258300	VALUE ZEROES
258400	PIC 9(11).
258500
258600	10 X837I-PATIENT-SEQ
258700	VALUE ZEROES
258800	PIC 9(11).
258900
259000	10 X837I-CLAIM-SEQ
259100	VALUE ZEROES
259200	PIC 9(11).
259300
259400	10 X837I-SVC-LINE-SEQ
259500	VALUE ZEROES
259600	PIC 9(11).
259700
259800
259900	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
260000	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
260100

260200
260300	10 X837I-SUB-SEQ
260400	VALUE ZEROES
260500	PIC 9(11).
260600
260700	10 X837I-TX-CODE
260800	VALUE ‘99’
260900	PIC X(02).
261000
261100	10 X837I-TX-CODE-SEQ-NUM
261200	VALUE ZEROES
261300	PIC 9(07).
261400
261500	END OF HDR SORT-KEY
261600
261700
261800
261900	05 X837I-TX-TRAILER-SEG.
262000
262100	10 X837I-TRAILER-NUM-OF-SEG
262200	PIC 9(10).
262300	10 X837I-TRAILER-CTL-NUM
262400	PIC X(09).
262500	10 FILLER
262600	PIC X(10).

000010
000020
000030	PROFESSIONAL CLAIM EDI INTERFACE FILE
000040	COPYBOOK X837PV01
000050
000060
000070	THE HEALTH CARE PROFESSIONAL CLAIM EDI INTERFACE
000080	HAS THE SAME DATA CONTENT AS THE
000090	837 HEALTH CARE PROFESSIONAL CLAIM TRANSACTION
000100
000110	THE HEALTH CARE PROFESSIONAL CLAIM INTERFACE
000120	COPYBOOK CONTAINS 12 RECORDS:
000130
000140	RECORD	DESCRIPTION
000150
000160
000170	X837P-TX-HEADER	CONTAINS TRANSACTION HEADER
000180
000190	X837P-PROVIDER	CONTAINS LOOP 2000A, 2010AA
000200		AND 2010AB SEGMENTS
000210
000220	X837P-SUBSCRIBER	CONTAINS LOOP 2000B. 2010BA, 2010BB
000230		2010BC AND 2010BD SEGMENTS.
000240
000250	X837P-PATIENT	CONTAINS LOOP 2000C AND 2010CA
000260	.	SEGMENTS.
000270
000280	X837P-CLAIM	CONTAINS LOOP 2300, 2305, 2310A,
000290		2310B, 2310C, 2310D AND 2310E
000300		SEGMENTS.
000310
000320	X837P-OTHER-SUBSCRIBER	CONTAINS LOOP
000330		2320 (MINUS CLAIM-LVL-ADJ),
000340		2330A, 2330B, 2330C, 2330D,
000350		2330E, 2330F, 2330G
000360		AND 2330H SEGMENTS.
000370
000380	X837P-CLAIM-LVL-ADJ	CONTAINS CLAIM-LVL-ADJ ONLY
000390		SEGMENTS FROM LOOP 2320.
000400
000410	X837P-SVC-LINE	CONTAINS LOOP 2400, 2410, 2420A,
000420		2420B, 2420C, 2420D, 2420E
000430		AND 2420F SEGMENTS.
000440
000450	X837P-LINE-DRUG-ID	CONTAINS LOOP 2410 SEGMENTS.
000460
000470	X837P-LINE-LVL-ADJ	CONTAINS LOOP 2430 SEGMENTS.
000480
000490	X837P-FORM-IDENT-CODE	CONTAINS LOOP 2440 SEGMENTS.
000500
000510	X837P-TX-TRAILER	CONTAINS TRANSACTION TRAILER

000520	SEGMENTS
000530
000540	EACH RECORD BEGINS WITH THE SAME 8 FIELDS, THE SORT-KEY.
000550
000560	FIELD	DESCRIPTION
000570
000580
000590	X837P-PROV-SEQ-NUM	PURPOSE IS TO UNIQUELY IDENTIFY
000600		EACH PROVIDER’S DATA.
000610		ZERO FOR HEADER AND 9’S FOR
000620		TRAILER.
000630
000640	X837P-SUBSCRIBER-SEQ-NUM	PURPOSE IS TO UNIQUELY IDENTIFY
000650		EACH SUBSCRIBER’S DATA FOR A
000660		PROVIDER
000670
000680	X837P-PATIENT-SEQ	PURPOSE IS TO UNIQUELY IDENTIFY
000690		EACH PATIENT’S DATA FOR A
000700		PROVIDER
000710
000720	X837P-CLAIM-SEQ	PURPOSE IS TO UNIQUELY IDENTIFY
000730		EACH CLAIM’S DATA FOR A PATIENT
000740
000750	X837P-SUB-SEQ	PURPOSE IS TO UNIQUELY IDENTIFY
000760		EACH OTHER-SUBSCRIBER’S DATA
000770		FOR A CLAIM -OR-
000780		TO UNIQUELY IDENTIFY
000790		EACH FORM-IDENT-CODE RECORDS’S
000800		DATA FOR A CLAIM
000810
000820	X837P-CLAIM-LVL-ADJ-SEQ	PURPOSE IS TO UNIQUELY IDENTIFY
000830		EACH SET OF CLAIM LVL ADJUSTMENTS
000840		FOR A CLAIM
000850
000860	X837P-SVC-LINE-SEQ	PURPOSE IS TO UNIQUELY IDENTIFY
000870		EACH SVC-LINE’S DATA FOR A CLAIM
000880
000890	X837P-LINE-LVL-ADJ-SEQ	PURPOSE IS TO UNIQUELY IDENTIFY
000900		EACH SET OF LINE LVL ADJUSTMENTS
000910		FOR A CLAIM
000920
000930	X837P-FORM-IDENT-CODE-SEQ	PURPOSE IS TO UNIQUELY IDENTIFY
000940		EACH SET OF FORM IDENTIFICATIONS.
000950
000960	X837P-TX-CODE	IDENTIFIES EACH TYPE OF RECORD
000970		00 FOR X837P-TX-HEADER
000980		01 FOR X837P-PROVIDER
000990		02 FOR X837P-SUBSCRIBER
001000		03 FOR X837P-PATIENT
001010		04 FOR X837P-CLAIM
001020		08 FOR X837P-OTHER-SUBS-INFO

001030		06 FOR X837P-CLAIM-LVL-ADJ
001040		07 FOR X837P-SVC-LINE
001050		08 FOR X837P-LINE-DRUG-ID
001060		09 FOR X837P-LINE-LVL-ADJ
001070		10 FOR X837P-FORM-IDENT-CODE
001080		99 FOR X837P-TX-TRAILER
001090
001100
001110	X837P-TX-CODE-SEQ-NUM	TO SEQUENCE RECORDS WITHIN A
001120		RECORD TYPE. THE SEQUENCE NUMBER
001130		FOR THE FIRST RECORD IF ‘0001’,
001140		FOR THE SECOND ‘002’, ETC.

001150
001160
001170
001180	THE FOLLOWING EXAMPLE SHOWS HOW THIS WORKS, WHERE
001190	PPPPP	=	PROVIDER-SEQ	CCCCC	=	CLAIM-SEQ
001200	SSSSS	=	SUBSCRIBER-SEQ	LLLLL	=	LINE-SEQ
001210	TTTTT	=	PATIENT-SEQ	HHHHHH	=	SUB-SEQ
001220

001230		PROV	SUBS	PAT	CLM	SVC	SUB	TX	TX
001240	RECORD	SEQ	SEQ	SEQ	SEQ	SEQ	SEQ	CDE	SEQ
001250
001260	TX-HEADER	ZERO	ZERO	ZERO	ZERO	ZERO	ZERO	00	ZERO
001270	PROVIDER	PPPPP	ZERO	ZERO	ZERO	ZERO	ZERO	01	ZERO
001280	SUBSCRIBER	PPPPP	SSSSS	ZERO	ZERO	ZERO	ZERO	02	ZERO
001290	PATIENT	PPPPP	SSSSS	TTTTT	ZERO	ZERO	ZERO	03	ZERO
001300	CLAIM	PPPPP	SSSSS	TTTTT	CCCCC	ZERO	ZERO	04	ZERO
001310	OTHER-SUBS-INFO	PPPPP	SSSSS	TTTTT	CCCCC	ZERO	HHHHH	05	ZERO
001320	CLAIM-LVL-ADJ	PPPPP	SSSSS	TTTTT	CCCCC	ZERO	HHHHH	06	1-999
001330	SVC-LINE	PPPPP	SSSSS	TTTTT	CCCCC	LLLLL	ZERO	07	ZERO
001340	LINE-DRUG-ID	PPPPP	SSSSS	TTTTT	CCCCC	LLLLL	ZERO	09	1-25
001350	LINE-LVL-ADJ	PPPPP	SSSSS	TTTTT	CCCCC	LLLLL	ZERO	08	1-999
001360	FORM-IDENT-CODE	PPPPP	SSSSS	TTTTT	CCCCC	LLLLL	FFFFF	10	ZERO
001370	TX-TRAILER	99999	SSSSS	TTTTT	CCCCC	ZERO	ZERO	99	99999

001380
001390
001400
001410
001420	837P - TRANSACTION HEADER RECORD
001430
001440
001450	01 X837P-TX-HEADER.
001460
001470	05 X837P-RECORD-CODE
001480	PIC X(02).
001490
001500	05 X837P-SORT-KEY.
001510
001520	10 X837P-PROV-SEQ-NUM
001530	VALUE ZEROES

001540	PIC 9(11).
001550
001560	10 X837P-SUBSCRIBER-SEQ-NUM
001570	VALUE ZEROES
001580	PIC 9(11).
001590
001600	10 X837P-PATIENT-SEQ
001610	VALUE ZEROES
001620	PIC 9(11).
001630
001640	10 X837P-CLAIM-SEQ
001650	VALUE ZEROES
001660	PIC 9(11).
001670
001680	10 X837P-SVC-LINE-SEQ
001690	VALUE ZEROES
001700	PIC 9(11).
001710
001720
001730	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
001740	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
001750
001760	SUB-SEQ IS THE ‘FORM-IDENT-SEQ’ WHEN USED ON A
001770	‘FORM-IDENT-CODE’ RECORD.
001780
001790	10 X837P-SUB-SEQ
001800	VALUE ZEROES
001810	PIC 9(11).
001820
001830	10 X837P-TX-CODE
001840	VALUE ‘00’
001850	PIC X(02).
001860
001870	10 X837P-TX-CODE-SEQ-NUM
001880	VALUE ZEROES
001890	PIC 9(07).
001900
001910	END OF HDR SORT-KEY
001920
001930
001940
001950	05 X837P-TX-HEADER-SEG.
001960
001970	10 X837P-TX-ID
001980	VALUE ‘837’
001990	PIC X(03).
002000	10 X837P-TX-CTL-NUM
002010	PIC X(09).
002020	10 FILLER
002030	PIC X(10).
002040

002050	05 X837P-BEG-SEGMENT.
002060
002070	10 X837P-TX-HIERACH-STRUCT-CODE
002080	PIC X(04).
002090	10 X837P-TX-PURPOSE-CODE
002100	PIC X(02).
002110	10 X837P-TX-ID-CODE
002120	PIC X(30).
002130	10 X837P-TX-CREATION-DATE
002140	PIC X(08).
002150	10 X837P-TX-CREATION-TIME
002160	PIC X(08).
002170	10 X837P-TX-TYPE-CODE
002180	PIC X(02).
002190	10 FILLER
002200	PIC X(10).
002210
002220	05 X837P-XMIT-TYPE-ID-SEG.
002230	10 X837P-XMIT-REF-ID-CODE
002240	PIC X(02).
002250	10 X837P-XMIT-REF-ID
002260	PIC X(30).
002270	10 FILLER
002280	PIC X(10).
002290
002300	05 X837P-SUBMITTER-NAME-SEG.
002310
002320	10 X837P-SUBMITTER-ENTITY-CODE
002330	PIC X(02).
002340	10 X837P-SUBMITTER-NAME-LAST
002350	PIC X(35).
002360	10 X837P-SUBMITTER-NAME-FIRST
002370	PIC X(25).
002380	10 X837P-SUBMITTER-NAME-MIDDLE
002390	PIC X(25).
002400	10 X837P-SUBMITTER-ID-CODE
002410	PIC X(80).
002420	10 FILLER
002430	PIC X(10).
002440
002450	05 X837P-SUBMITTER-CONTACT-SEG
002460	OCCURS 2 TIMES
002470	INDEXED BY X837P-SUBMITTER-CONTACT-NDX.
002480
002490	10 X837P-CONTACT-NAME
002500	PIC X(60).
002510	10 X837P-COMMUNICATION-TYPE-CODE
002520	PIC X(02).
002530	10 X837P-COMMUNICATION-NUMBER
002540	PIC X(80).
002550	10 FILLER

002560	PIC X(10).
002570
002580	05 X837P-RECEIVER-NAME-SEG.
002590
002600	10 X837P-RECEIVER-NAME-LAST
002610	PIC X(35).
002620	10 X837P-RECEIVER-ID-CODE
002630	PIC X(80).
002640	10 FILLER
002650	PIC X(10).
002660
002670
002680
002690
002700	837P - DETAIL, BILLING/PAY-TO PROVIDER
002710
002720
002730	837P LOOP 2000A DETAIL, BILLING/PAY-TO PROVIDER
002740
002750	01 X837P-PROVIDER.
002760
002770	05 X837P-RECORD-CODE
002780	PIC X(02).
002790
002800	05 X837P-SORT-KEY.
002810
002820	10 X837P-PROV-SEQ-NUM
002830	VALUE ZEROES
002840	PIC 9(11).
002850
002860	10 X837P-SUBSCRIBER-SEQ-NUM
002870	VALUE ZEROES
002880	PIC 9(11).
002890
002900	10 X837P-PATIENT-SEQ
002910	VALUE ZEROES
002920	PIC 9(11).
002930
002940	10 X837P-CLAIM-SEQ
002950	VALUE ZEROES
002960	PIC 9(11).
002970
002980	10 X837P-SVC-LINE-SEQ
002990	VALUE ZEROES
003000	PIC 9(11).
003010
003020
003030	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
003040	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
003050
003060	SUB-SEQ IS THE ‘FORM-IDENT-SEQ’ WHEN USED ON A

003070	‘FORM-IDENT-CODE’ RECORD.
003080
003090	10 X837P-SUB-SEQ
003100	VALUE ZEROES
003110	PIC 9(11).
003120
003130	10 X837P-TX-CODE
003140	VALUE ‘01’
003150	PIC X(02).
003160
003170	10 X837P-TX-CODE-SEQ-NUM
003180	VALUE ZEROES
003190	PIC 9(07).
003200
003210	END OF HDR SORT-KEY
003220
003230
003240
003250	LOOP-ID-2000A
003260
003270	05 X837P-PROV-HIERACHICAL-LVL-SEG.
003280
003290	10 X837P-PROV-HIER-NBR
003300	PIC X(12).
003310	10 X837P-PROV-HIER-LVL-CODE
003320	PIC X(02).
003330	10 X837P-PROV-HIER-CHILD-CODE
003340	PIC X(01).
003350	10 FILLER
003360	PIC X(10).
003370
003380
003390	05 X837P-PROV-SPECIALTY-INFO-SEG.
003400
003410	10 X837P-PROV-TYPE-CODE
003420	PIC X(03).
003430	10 X837P-PROV-SPECIALTY-CODE
003440	PIC X(30).
003450	10 FILLER
003460	PIC X(10).
003470
003480	05 X837P-CURRENCY-INFO-SEG.
003490
003500	10 X837P-CURRENCY-CODE
003510	PIC X(03).
003520	10 FILLER
003530	PIC X(10).
003540
003550	LOOP-ID-2010AA
003560
003570	05 X837P-BILLING-PROV-NAME-SEG.

003580
003590	10 X837P-BILL-PROV-ENTITY-CODE
003600	PIC X(01).
003610	10 X837P-BILL-PROV-NAME-LAST
003620	PIC X(35).
003630	10 X837P-BILL-PROV-NAME-FIRST
003640	PIC X(25).
003650	10 X837P-BILL-PROV-NAME-MIDDLE
003660	PIC X(25).
003670	10 X837P-BILL-PROV-NAME-SFX
003680	PIC X(10).
003690	10 X837P-BILL-PROV-ID-CODE
003700	PIC X(02).
003710	10 X837P-BILL-PROV-ID-NBR
003720	PIC X(80).
003730	10 FILLER
003740	PIC X(10).
003750
003760	05 X837P-BILL-PROV-ADDR-SEG.
003770
003780	10 X837P-BILL-PROV-ADDR1
003790	PIC X(55).
003800	10 X837P-BILL-PROV-ADDR2
003810	PIC X(55).
003820	10 FILLER
003830	PIC X(10).
003840
003850	05 X837P-BILL-PROV-LOC-SEG.
003860
003870	10 X837P-BILL-PROV-CITY
003880	PIC X(30).
003890	10 X837P-BILL-PROV-STATE
003900	PIC X(02).
003910	10 X837P-BILL-PROV-ZIP
003920	PIC X(15).
003930	10 X837P-BILL-PROV-COUNTRY
003940	PIC X(03).
003950	10 FILLER
003960	PIC X(10).
003970
003980	05 X837P-BILL-PROV-2ND-IDENT-SEG.
003990	OCCURS 8 TIMES
004000	INDEXED BY X837P-BILL-PROV-2ND-IDENT-NDX.
004010
004020	10 X837P-BILL-PROV-2ND-ID-CODE
004030	PIC X(03).
004040	10 X837P-BILL-PROV-2ND-ID
004050	PIC X(30).
004060	10 FILLER
004070	PIC X(10).
004080

004090	05 X837P-BILL-PROV-BANK-CARD-SEG
004100	OCCURS 8 TIMES
004110	INDEXED BY X837P-BILL-PROV-BANK-CARD-NDX.
004120
004130	10 X837P-BILL-PROV-CRDT-CRD-ID-TP
004140	PIC X(03).
004150	10 X837P-BILL-PROV-CRDT-CRD-ID
004160	PIC X(30).
004170	10 FILLER
004180	PIC X(10).
004190
004200	05 X837P-BILL-PROV-CONTACT-SEG
004210	OCCURS 2 TIMES
004220	INDEXED BY X837P-BILL-PROV-CONTACT-NDX.
004230
004240	10 X837P-BILL-PRV-CONTACT-NAME
004250	PIC X(60).
004260	10 X837P-BILL-PRV-CONTACT-NB-TP-1
004270	PIC X(02).
004280	10 X837P-BILL-PRV-CONTACT-NB-1
004290	PIC X(80).
004300	10 X837P-BILL-PRV-CONTACT-NB-TP-2
004310	PIC X(02).
004320	10 X837P-BILL-PRV-CONTACT-NB-2
004330	PIC X(80).
004340	10 X837P-BILL-PRV-CONTACT-NB-TP-3
004350	PIC X(02).
004360	10 X837P-BILL-PRV-CONTACT-NB-3
004370	PIC X(80).
004380	10 FILLER
004390	PIC X(10).
004400
004410	LOOP-ID-2010AB
004420
004430	05 X837P-PAY-TO-PROV-NAME-SEG.
004440
004450	10 X837P-PAYTO-PROV-ENTITY-CODE
004460	PIC X(01).
004470	10 X837P-PAYTO-PROV-NAME-LAST
004480	PIC X(35).
004490	10 X837P-PAYTO-PROV-NAME-FIRST
004500	PIC X(25).
004510	10 X837P-PAYTO-PROV-NAME-MIDDLE
004520	PIC X(25).
004530	10 X837P-PAYTO-PROV-NAME-SFX
004540	PIC X(10).
004550	10 X837P-PAYTO-PROV-ID-CODE
004560	PIC X(02).
004570	10 X837P-PAYTO-PROV-ID-NBR
004580	PIC X(80).
004590	10 FILLER

004600	PIC X(10).
004610
004620	05 X837P-PAY-TO-PROV-ADDR-SEG.
004630
004640	10 X837P-PAYTO-PROV-ADDR1
004650	PIC X(55).
004660	10 X837P-PAYTO-PROV-ADDR2
004670	PIC X(55).
004680	10 FILLER
004690	PIC X(10).
004700
004710	05 X837P-PAYTO-PROV-LOC-SEG.
004720
004730	10 X837P-PAYTO-PROV-CITY
004740	PIC X(30).
004750	10 X837P-PAYTO-PROV-STATE
004760	PIC X(02).
004770	10 X837P-PAYTO-PROV-ZIP
004780	PIC X(15).
004790	10 X837P-PAYTO-PROV-COUNTRY
004800	PIC X(03).
004810
004820	05 X837P-PAYTO-PROV-2ND-ID-SEG.
004830	OCCURS 5 TIMES
004840	INDEXED BY X837P-PAYTO-PROV-2ND-ID-NDX.
004850
004860	10 X837P-PAYTO-PROV-2ND-ID-CODE
004870	PIC X(03).
004880	10 X837P-PAYTO-PROV-2ND-ID
004890	PIC X(30).
004900	10 FILLER
004910	PIC X(10).
004920
004930
004940
004950	837P - SUBSCRIBER
004960
004970
004980
004990	837P DETAIL, SUBSCRIBER HIERARCHAL LEVEL
005000
005010	01 X837P-SUBSCRIBER.
005020
005030	05 X837P-RECORD-CODE
005040	PIC X(02).
005050
005060	05 X837P-SORT-KEY.
005070
005080	10 X837P-PROV-SEQ-NUM
005090	VALUE ZEROES
005100	PIC 9(11).

005110
005120	10 X837P-SUBSCRIBER-SEQ-NUM
005130	VALUE ZEROES
005140	PIC 9(11).
005150
005160	10 X837P-PATIENT-SEQ
005170	VALUE ZEROES
005180	PIC 9(11).
005190
005200	10 X837P-CLAIM-SEQ
005210	VALUE ZEROES
005220	PIC 9(11).
005230
005240	10 X837P-SVC-LINE-SEQ
005250	VALUE ZEROES
005260	PIC 9(11).
005270
005280
005290	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
005300	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’RECORD.
005310
005320	SUB-SEQ IS THE ‘FORM-IDENT-SEQ’ WHEN USED ON A
005330	‘FORM-IDENT-CODE’ RECORD.
005340
005350	10 X837P-SUB-SEQ
005360	VALUE ZEROES
005370	PIC 9(11).
005380
005390	10 X837P-TX-CODE
005400	VALUE ‘02’
005410	PIC X(02).
005420
005430	10 X837P-TX-CODE-SEQ-NUM
005440	VALUE ZEROES
005450	PIC 9(07).
005460
005470	END OF HDR SORT-KEY
005480
005500
005510	LOOP-ID-2000B
005520
005530	05 X837P-SUBS-HIERACHICAL-LVL-SEG.
005540
005550	10 X837P-SUBS-HIER-NBR
005560	PIC X(12).
005570	10 X837P-SUBS-HIER-PARENT-NBR
005580	PIC X(12).
005590	10 X837F-SUBS-HIER-LVL-CODE
005600	PIC X(02).
005610	10 X837P-SUBS-HIER-CHILD-CODE

005620	PIC X(01).
005630	10 FILLER
005640	PIC X(10).
005650
005660	05 X837P-SUBSCRIBER-INFO-SEG.
005670
005680	10 X837P-SUBS-PYR-RESPONS-SEQ-CD
005690	PIC X(01).
005700	10 X837P-SUBS-RELATIONSHIP-CODE
005710	PIC X(02).
005720	10 X837P-SUBS-POLICY-NBR
005730	PIC X(30).
005740	10 X837P-SUBS-PLAN-NAME
005750	PIC X(60).
005760	10 X837P-SUBS-INSURANCE-TYPE-CODE
005770	PIC X(03).
005780	10 X837P-SUBS-CLAIM-FILING-IND-CD
005790	PIC X(02).
005800	10 FILLER
005810	PIC X(10).
005820
005830	05 X837P-SUBS-PATIENT-INFO-SEG.
005840
005850	10 X837P-SUBS-DATE-OF-DEATH
005860	PIC X(08).
005870	10 X837P-SUBS-WEIGHT-CODE
005880	PIC X(02).
005890	10 X837P-SUBS-WEIGHT
005900	PIC 9(5).
005910	10 X837P-SUBS-PREGNANCY-INDICATOR
005920	PIC X(01).
005930	10 FILLER
005940	PIC X(10).
005950
005960	LOOP-ID-2010BA
005970
005980	05 X837P-SUBS-NAME-SEG.
005990
006000	10 X837P-SUBS-TYPE-CODE
006010	PIC X(01).
006020	10 X837P-SUBS-NAME-LAST
006030	PIC X(35).
006040	10 X837P-SUBS-NAME-FIRST
006050	PIC X(25).
006060	10 X837P-SUBS-NAME-MIDDLE
006070	PIC X(25).
006080	10 X837P-SUBS-NAME-SFX
006090	PIC X(10).
006100	10 X837P-SUBS-ID-CODE-TYPE
006110	PIC X(02).
006120	10 X837P-SUBS-ID-CODE

006130	PIC X(80).
006140	10 FILLER
006150	PIC X(10).
006160
006170	05 X837P-SUBS-ADDR-SEG.
006180
006190	10 X837P-SUBS-ADDR1
006200	PIC X(55).
006210	10 X837P-SUBS-ADDR2
006220	PIC X(55).
006230	10 FILLER
006240	PIC X(10).
006250
006260	05 X837P-SUBS-CITY-STATE-SEG.
006270
006280	10 X837P-SUBS-CITY
006290	PIC X(30).
006300	10 X837P-SUBS-STATE-CODE
006310	PIC X(02).
006320	10 X837P-SUBS-ZIP-CODE
006330	PIC X(15).
006340	10 X837P-SUBS-COUNTRY-CODE
006350	PIC X(03).
006360	10 FILLER
006370	PIC X(10).
006380
006390	05 X837P-SUBS-DEMOGRAPHIC-SEG.
006400
006410	10 X837P-OTHR-INSURED-DOB
006420	PIC X(08).
006430	10 X837P-OTHR-GENDER-CODE
006440	PIC X(01).
006450	10 FILLER
006460	PIC X(10).
006470
006480	05 X837P-SUBS-2ND-ID-SEG.
006490	OCCURS 4 TIMES
006500	INDEXED BY X837P-SUBS-2ND-ID-NDX.
006510
006520	10 X837P-SUBS-2ND-ID-TYPE
006530	PIC X(03).
006540	10 X837P-SUBS-2ND-ID
006550	PIC X(30).
006560	10 FILLER
006570	PIC X(10).
006580
006590	05 X837P-SUBS-PROP-CLAIM-NBR-SEG.
006600
006610	10 X837P-SUBS-PROP-CLAIM-NBR
006620	PIC X(30).
006630	10 FILLER

006640	PIC X(10).
006650
006660	LOOP-ID-2010BB
006670
006680	05 X837P-PAYER-NAME-SEG.
006690
006700	10 X837P-PAYER-NAME
006710	PIC X(35).
006720	10 X837P-PAYER-ID-CODE-TYPE
006730	PIC X(02).
006740	10 X837P-PAYER-ID-CODE
006750	PIC X(80).
006760	10 FILLER
006770	PIC X(10).
006780
006790	05 X837P-PAYER-ADDR-SEG.
006800
006810	10 X837P-PAYER-ADDR1
006820	PIC X(55).
006830	10 X837P-PAYER-ADDR2
006840	PIC X(55).
006850	10 FILLER
006860	PIC X(10).
006870
006880	05 X837P-PAYER-CITY-STATE-SEG.
006890
006900	10 X837P-PAYER-CITY
006910	PIC X(30).
006920	10 X837P-PAYER-STATE-CODE
006930	PIC X(02).
006940	10 X837P-PAYER-ZIP-CODE
006950	PIC X(15).
006960	10 X837P-PAYER-COUNTRY-CODE
006970	PIC X(03).
006980	10 FILLER
006990	PIC X(10).
007000
007010	05 X837P-PAYER-2ND-ID-SEG
007020	OCCURS 3 TIMES
007030	INDEXED BY X837P-PAYER-2ND-ID-NDX.
007040
007050	10 X837P-PAYER-2ND-ID-TYPE
007060	PIC X(03).
007070	10 X837P-PAYER-2ND-ID
007080	PIC X(30).
007090	10 FILLER
007100	PIC X(10).
007110
007120	05 X837P-PAYER-PROP-CLAIM-NBR-SEG.
007130
007140	10 X837P-PAYER-PROP-CLAIM-NBR

007150	PIC X(30).
007160	10 FILLER
007170	PIC X(10).
007180
007190	LOOP-ID-2010BC
007200
007210	05 X837P-RESPON-PARTY-NAME-SEG.
007220
007230	10 X837P-RESP-PARTY-ENTITY-CODE
007240	PIC X(01).
007250	10 X837P-RESP-PARTY-NAME-LAST
007260	PIC X(35).
007270	10 X837P-RESP-PARTY-NAME-FIRST
007280	PIC X(25).
007290	10 X837P-RESP-PARTY-NAME-MIDDLE
007300	PIC X(25).
007310	10 X837P-RESP-PARTY-NAME-SFX
007320	PIC X(10).
007330	10 FILLER
007340	PIC X(10).
007350
007360	05 X837P-RESPON-PARTY-ADDR-SEG.
007370
007380	10 X837P-RESP-PARTY-ADDR1
007390	PIC X(55).
007400	10 X837P-RESP-PARTY-ADDR2
007410	PIC X(55).
007420	10 FILLER
007430	PIC X(10).
007440
007450	05 X837P-RESPON-PARTY-LOC-SEG.
007460
007470	10 X837P-RESP-PARTY-CITY
007480	PIC X(30).
007490	10 X837P-RESP-PARTY-STATE
007500	PIC X(02).
007510	10 X837P-RESP-PARTY-ZIP
007520	PIC X(15).
007530	10 X837P-RESP-PARTY-COUNTRY
007540	PIC X(03).
007550	10 FILLER
007560	PIC X(10).
007570
007580	LOOP-ID-2010BD
007590
007600	05 X837P-CARD-HOLDER-NAME-SEG.
007610
007620	10 X837P-CARD-HLDR-TYPE-CODE
007630	PIC X(01).
007640	10 X837P-CARD-HLDR-NAME-LAST
007650	PIC X(35).

007660	10 X837P-CARD-HLDR-NAME-FIRST
007670	PIC X(25).
007680	10 X837P-CARD-HLDR-NAME-MIDDLE
007690	PIC X(25).
007700	10 X837P-CARD-HLDR-NAME-SFX
007710	PIC X(10).
007720	10 X837P-CARD-HLDR-ID-CODE-TYPE
007730	PIC X(02).
007740	10 X837P-CARD-HLDR-ID-CODE
007750	PIC X(80).
007760	10 FILLER
007770	PIC X(10).
007780
007790	05 X837P-CRDT-DBT-CARD-INFO-SEG.
007800	OCCURS 2 TIMES
007810	INDEXED BY X837P-CRDT-DBT-CARD-INFO-NDX.
007820
007830	10 X837P-CRDT-DBT-CARD-AUTH-NBR
007840	PIC X(30).
007850	10 FILLER
007860	PIC X(10).
007870
007880
007890
007900	837P - PATIENT
007910
007920
007930
007940	837P DETAIL, PATIENT HIERARCHAL LEVEL
007950
007960	01 X837P-PATIENT.
007970
007980	05 X837P-RECORD-CODE
007990	PIC X(02).
008000
008010	05 X837P-SORT-KEY.
008020
008030	10 X837P-PROV-SEQ-NUM
008040	VALUE ZEROES
008050	PIC 9(11).
008060
008070	10 X837P-SUBSCRIBER-SEQ-NUM
008080	VALUE ZEROES
008090	PIC 9(11).
008100
008110	10 X837P-PATIENT-SEQ
008120	VALUE ZEROES
008130	PIC 9(11).
008140
008150	10 X837P-CLAIM-SEQ
008160	VALUE ZEROES

008170	PIC 9(11).
008180
008190	10 X837P-SVC-LINE-SEQ
008200	VALUE ZEROES
008210	PIC 9(11).
008220
008230
008240	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
008250	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
008260
008270	SUB-SEQ IS THE ‘FORM-IDENT-SEQ’ WHEN USED ON A
008280	‘FORM-IDENT-CODE’ RECORD.
008290
008300	10 X837P-SUB-SEQ
008310	VALUE ZEROES
008320	PIC 9(11).
008330
008340	10 X837P-TX-CODE
008350	VALUE ‘03’
008360	PIC X(02).
008370
008380	10 X837P-TX-CODE-SEQ-NUM
008390	VALUE ZEROES
008400	PIC 9(07).
008410
008420	END OF HDR SORT-KEY
008430
008440
008450
008460	LOOP-ID-2000C
008470
008480	05 X837P-PAT-HIERACHICAL-LVL-SEG.
008490
008500	10 X837P-PAT-HIER-NBR
008510	PIC X(12).
008520	10 X837P-PAT-HIER-PARENT-NBR
008530	PIC X(12).
008540	10 X837P-PAT-HIER-LVL-CODE
008550	PIC X(02).
008560	10 X837P-PAT-HIER-CHILD-CODE
008570	PIC X(01).
008580	10 FILLER
008590	PIC X(10).
008600
008610	05 X837P-PATIENT-INFO-SEG.
008620
008630	10 X837P-PAT-RELATIONSHIP-CODE
008640	PIC X(02).
008650	10 X837P-PAT-DATE-OF-DEATH
008660	PIC X(08).
008670	10 X837P-PAT-WEIGHT-CODE

008680	PIC X(02).
008690	10 X837P-PAT-WEIGHT
008700	PIC 9(5).
008710	10 X837P-PAT-PREGNANCY-INDICATOR
008720	PIC X(01).
008730	10 FILLER
008740	PIC X(10).
008750
008760	LOOP-ID-2010CA
008770
008780	05 X837P-PAT-NAME-SEG.
008790
008800	10 X837P-PAT-TYPE-CODE
008810	PIC X(01).
008820	10 X837P-PAT-NAME-LAST
008830	PIC X(35).
008840	10 X837P-PAT-NAME-FIRST
008850	PIC X(25).
008860	10 X837P-PAT-NAME-MIDDLE
008870	PIC X(25).
008880	10 X837P-PAT-NAME-SFX
008890	PIC X(10).
008900	10 X837P-PAT-ID-CODE-TYPE
008910	PIC X(02).
008920	10 X837P-PAT-ID-CODE
008930	PIC X(80).
008940	10 FILLER
008950	PIC X(10).
008960
008970	05 X837P-PAT-ADDR-SEG.
008980
008990	10 X837P-PAT-ADDR1
009000	PIC X(55).
009010	10 X837P-PAT-ADDR2
009020	PIC X(55).
009030	10 FILLER
009040	PIC X (10).
009050
009060	05 X837P-PAT-CITY-STATE-SEG.
009070
009080	10 X837P-PAT-CITY
009090	PIC X(30).
009100	10 X837P-PAT-STATE-CODE
009110	PIC X(02).
009120	10 X837P-PAT-ZIP-CODE
009130	PIC X(15).
009140	10 X837P-PAT-COUNTRY-CODE
009150	PIC X(03).
009160	10 FILLER
009170	PIC X(10).
009180

009190	05 X837P-PAT-DEMOGRAPHIC-SEG.
009200
009210	10 X837P-PAT-DOB
009220	PIC X(08).
009230	10 X837P-PAT-ENDER-CODE
009240	PIC X(01).
009250	10 FILLER
009260	PIC X(10).
009270
009280	05 X837P-PAT-2ND-ID-SEG
009290	OCCURS 5 TIMES
009300	INDEXED BY X837P-PAT-2ND-ID-NDX.
009310
009320	10 X837P-PAT-2ND-ID-TYPE
009330	PIC X(03).
009340	10 X837P-PAT-2ND-ID
009350	PIC X(30).
009360	10 FILLER
009370	PIC X(10).
009380
009390	05 X837P-PAT-PROP-CLAIM-NBR-SEG.
009400	10 X837P-PAT-PROP-CLAIM-NBR
009410	PIC X(30).
009420	10 FILLER
009430	PIC X(10).
009440
009450
009460
009470	837P - CLAIM-INFO
009480
009490
009500
009510	837P CLAIM INFORMATION
009520
009530	01 X837P-CLAIM-INFO.
009540
009550	05 X837P-RECORD-CODE
009560	PIC X(02).
009570
009580	05 X837P-SORT-KEY.
009590
009600	10 X837P-PROV-SEQ-NUM
009610	VALUE ZEROES
009620	PIC 9(11).
009630
009640	10 X837P-SUBSCRIBER-SEQ-NUM
009650	VALUE ZEROES
009660	PIC 9(11).
009670
009680	10 X837P-PATIENT-SEQ
009690	VALUE ZEROES

009700	PIC 9(11).
009710
009720	10 X837P-CLAIM-SEQ
009730	VALUE ZEROES
009740	PIC 9(11).
009750
009760	10 X837P-SVC-LINE-SEQ
009770	VALUE ZEROES
009780	PIC 9(11).
009790
009800
009810	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
009820	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’RECORD.
009830
009840	SUB-SEQ IS THE ‘FORM-IDENT-SEQ’ WHEN USED ON A
009850	‘FORM-IDENT-CODE’ RECORD.
009860
009870	10 X837P-SUB-SEQ
009880	VALUE ZEROES
009890	PIC 9(11).
009900
009910	10 X837P-TX-CODE
009920	VALUE ‘04’
009930	PIC X(02).
009940
009950	10 X837P-TX-CODE-SEQ-NUM
009960	VALUE ZEROES
009970	PIC 9(07).
009980
009990	END OF HDR SORT-KEY
010000
010010
010020
010030	LOOP-ID-2300
010040
010050	05 X837P-CLM-INFO-SEG.
010060
010070	10 X837P-CLM-PATIENT-CTL-NUM
010080	PIC X(38).
010090	10 X837P-CLM-TOT-CHARGE-AMOUNT
010100	PIC S9(11)V99.
010110	10 X837P-CLM-PLACE-OF-SVC-CODE
010120	PIC X(02).
010130	10 X837P-CLM-FREQ-TYPE-CODE
010140	PIC X(01).
010150	10 X837P-CLM-PROV-SIG-ON-FILE
010160	PIC X(01).
010170	10 X837P-CLM-MCARE-ASSIGNMENT-IND
010180	PIC X(01).
010190	10 X837P-CLM-ASSIGN-BENE-IND
010200	PIC X(01).

010210	10 X837P-CLM-RELEASE-OF-INFO-IND
010220	PIC X(01).
010230	10 X837P-CLM-PAT-SIG-SOURCE-CODE
010240	PIC X(01).
010250	10 X837P-CLM-RELATED-CAUSES
010260	OCCURS 3 TIMES
010270	INDEXED BY X837P-CLM-RELATED-CAUSES-NDX.
010280	15 X837P-CLM-RELATED-CAUSE-CD
010290	PIC X(02).
010300	10 X837P-CLM-ACCIDENT-STATE-CD
010310	PIC X(02).
010320	10 X837P-CLM-COUNTRY-CD
010330	PIC X(03).
010340	10 X837P-CLM-SPECIAL-PROG-CD
010350	PIC X(03).
010360	10 X837P-CLM-PARTIC-PROV-CD
010370	PIC X(01).
010380	10 X837P-CLM-DELAY-REASON-CD
010390	PIC X(02).
010400	10 FILLER
010410	PIC X(10).
010420
010430	05 X837P-CLM-INIT-TREAT-DATE-SEG
010440	PIC X(08).
010450
010460	05 X837P-CLM-LAST-SEEN-DATE-SEG
010470	PIC X(08).
010480
010490	05 X837P-CLM-ONSET-ILL-DATE-SEG
010500	PIC X(08).
010510
010520	05 X837P-CLM-ACUTE-DATE-SEG
010530	OCCURS 5 TIMES
010540	INDEXED BY X837P-CLM-ACUTE-DATE-NDX
010550	PIC X(08).
010560
010570	05 X837P-CLM-ONSET-SIM-DATE-SEG
010580	OCCURS 10 TIMES
010590	INDEXED BY X837P-CLM-ONSET-SIM-DATE-NDX
010600	PIC X(08).
010610
010620	05 X837P-CLM-ACCIDENT-DATE-SEG
010630	OCCURS 10 TIMES
010640	INDEXED BY X837P-CLM-ACCIDENT-DATE-NDX
010650	PIC X(08).
010660
010670	05 X837P-CLM-LST-MENSTR-DATE-SEG
010680	PIC X(08).
010690
010700	05 X837P-CLM-LST-XRAY-DATE-SEG
010710	PIC X(08).

010720
010730	05 X837P-CLM-VIS-HEAR-PERS-DT-SEG
010740	PIC X(08).
010750
010760	05 X837P-CLM-DISAB-BEGIN-DATE-SEG
010770	OCCURS 5 TIMES
010780	INDEXED BY X837P-CLM-DISAB-BEGIN-DATE-NDX
010790	PIC X(08).
010800
010810	05 X837P-CLM-DISAB-END-DATE-SEG
010820	OCCURS 5 TIMES
010830	INDEXED BY CLM-DISAB-END-DATE-NDX
010840	PIC X(08).
010850
010860	05 X837P-CLM-LAST-WRKD-DATE-SEG
010870	PIC X(08).
010880
010890	05 X837P-CLM-AUTH-WRK-RTN-DT-SEG
010900	PIC X(08).
010910
010920	05 X837P-CLM-ADMISSION-DATE-SEG
010930	PIC X(08).
010940
010950	05 X837P-CLM-DISCHARGE-DATE-SEG
010960	PIC X(08).
010970
010980	05 X837P-CLM-CARE-DATE-SEG
010990
011000	OCCURS 2 TIMES
011010	INDEXED BY X837P-CLM-CARE-DATE-NDX.
011020	10 X837P-CLM-CARE-DATE-QUAL
011030	PIC X(03).
011040	10 X837P-CLM-CARE-DATE
011050	PIC X(08).
011060	10 FILLER
011070	PIC X(10).
011080
011090	05 X837P-CLM-SUPPLMENT-INFO-SEG
011100	OCCURS 10 TIMES
011110	INDEXED BY X837P-CLM-SUPPLEMENT-INFO-NDX.
011120
011130	10 X837P-CLM-ATTACHMENT-TYPE
011140	PIC X(02).
011150	10 X837P-CLM-ATTCH-TRANSMAIT-CODE
011160	PIC X(02).
011170	10 X837P-CLM-ATTACHMENT-CNTL-NBR
011180	PIC X(80).
011190	10 X837P-CLM-ATTACHMENT-CNTL-NBR
011200	PIC X(80).
011210	10 FILLER
011220	PIC X(10).

011230
011240	05 X837P-CLM-CONTRACT-INFO-SEG.
011250
011260	10 X837P-CLM-CONTRACT-TYPE
011270	PIC X(02).
011280	10 X837P-CLM-CONTRACT-AMOUNT
011290	PIC S9(11)V99.
011300	10 X837P-CLM-CONTRACT-PERCENT
011310	PIC S9(4)V9(4).
011320	10 X837P-CLM-CONTRACT-CODE
011330	PIC X(30).
011340	10 X837P-CLM-CONTRACT-DISC-PCT
011350	PIC S9(4)V9(4).
011360	10 X837P-CLM-CONTRACT-VERSION
011370	PIC X(30).
011380	10 FILLER
011390	PIC X(10).
011400
011410	05 X837P-CLM-CARD-MAX-AMT-SEG.
011420	10 X837P-CLM-CARD-MAX-AMT
011430	PIC S9(11)V99.
011440
011450	05 X837P-CLM-PAT-PAID-AMT-SEG.
011460	10 X837P-CLM-PAT-PAID-AMT
011470	PIC S9(11)V99.
011480
011490	05 X837P-CLM-TOT-PUR-SVC-AMT-SEG.
011500	10 X837P-CLM-TOT-PUR-SVC-AMT
011510	PIC S9(11)V99.
011520
011530	05 X837P-CLM-SVC-AUTH-EXCEP-SEG.
011540	10 X837P-CLM-SVC-AUTH-EXCEP-CD
011550	PIC X(30).
011560
011570	05 X837P-CLM-MCARE-4081-IND-SEG.
011580	10 X837P-CLM-MCARE-4081-IND
011590	PIC X(30).
011600
011610	05 X837P-CLM-MAMOGRAM-CERT-SEG.
011620	10 X837P-CLM-MAMMOGRAM-CERT-NBR
011630	PIC X(30).
011640
011650	05 X837P-CLM-PA-REF-NBR-SEG.
011660	OCCURS 2 TIMES
011670	INDEXED BY X837P-CLM-PA-REF-NBR-NDX
011680
011690	10 X837P-CLM-PA-REF-QUAL
011700	PIC X(03).
011710	10 X837P-CLM-PA-REF-NBR
011720	PIC X(30).
011730	10 FILLER

011740	PIC X(10).
011750
011760	05 X837P-CLM-ORIG-REF-NBR-SEG.
011770	10 X837P-CLM-ORIG-REF-NBR
011780	PIC X(30).
011790
011800	05 X837P-CLM-CLIA-NBR-SEG.
011810	OCCURS 3 TIMES
011820	INDEXED BY X837P-CLM-CLIA-NBR-NDX.
011830	10 X837P-CLM-CLIA-NBR
011840	PIC X(30).
011850
011860	05 X837P-CLM-REPRICED-CLM-SEG.
011870	10 X837P-CLM-REPRICED-CLM-NBR
011880	PIC X(30).
011890
011900	05 X837P-CLM-ADJ-REPRICED-CLM-SEG.
011910	10 X837P-CLM-ADJ-REPRICED-CLM-NBR
011920	PIC X(30).
011930
011940	05 X837P-CLM-INVEST-DEV-SEG.
011950	10 X837P-CLM-INVEST-DEV-EXEMPTN
011960	PIC X(30).
011970
011980	05 X837P-CLM-CLRHSE-TRACE-SEG.
011990	10 X837P-CLM-CLRHSE-TRACE-NBR
012000	PIC X(30).
012010
012020	05 X837P-CLM-APG-SEG.
012030	OCCURS 4 TIMES
012040	INDEXED BY X837P-CLM-APG-NDX.
012050	10 X837P-CLM-APG-NBR
012060	PIC X(30).
012070
012080	05 X837P-CLM-DEMO-PROJ-SEG.
012090	10 X837P-CLM-DEMO-PROJ-ID
012100	PIC X(30).
012110
012120	05 X837P-CLM-FILE-INFO-SEG.
012130	OCCURS 10 TIMES
012140	INDEXED BY X837P-CLM-FILE-INFO-NDX.
012150	10 X837P-CLM-FUTURE-REQUITEMENT
012160	PIC X(80).
012170
012180	05 X837P-CLM-NOTE-SEG.
012190
012200	10 X837P-CLM-NOTE-REF-CODE
012210	PIC X(03).
012220	10 X837P-CLM-NOTE-TEXT
012230	PIC X(80).
012240	10 FILLER

012250	PIC X(10).
012260
012270	05 X837P-CLM-AMBULANCE-SEG.
012280
012290	10 X837P-CLM-AMB-PAT-WEIGHT
012300	PIC S9(4).
012310	10 X837P-CLM-AMB-TRANS-CD
012320	PIC X(01).
012330	10 X837P-CLM-AMB-TRANS-REA-CD
012340	PIC X(01).
012350	10 X837P-CLM-AMB-DISTANCE
012360	PIC S9(5).
012370	10 X837P-CLM-AMB-RND-TRIP-DESC
012380	PIC X(80).
012390	10 X837P-CLM-AMB-STRETCHER-DESC
012400	PIC X(80).
012410	10 FILLER
012420	PIC X(10).
012430
012440	05 X837P-CLM-SPINAL-MANIP-SEG.
012450
012460	10 X837P-CLM-SPINAL-COND-DESC
012470	OCCURS 2 TIMES
012480	INDEXED BY X837P-CLM-SPINAL-COND-DESC-NDX
012490	PIC X(80).
012500	10 X837P-CLM-SPINAL-XRAY-AVAIL
012510	PIC X(01).
012520	10 FILLER
012530	PIC X(10).
012540
012550	05 X837P-CLM-AMB-CERT-SEG
012560	OCCURS 3 TIMES
012570	INDEXED BY X837P-CLM-AMB-CERT-NDX.
012580
012590	10 X837P-CLM-AMB-CERT-CD-APPLIES
012600	PIC X(01).
012610	10 X837P-CLM-AMB-COND-IND
012620	OCCURS 5 TIMES
012630	INDEXED BY X837P-CLM-AMB-COND-IND-NDX
012640	PIC X(02).
012650	10 FILLER
012660	PIC X(10).
012670
012680	05 X837P-CLM-PAT-INFO-VISION-SEG
012690	OCCURS 3 TIMES
012700	INDEXED BY X837P-CLM-PAT-INFO-VISION-NDX.
012710
012720	10 X837P-CLM-VISION-COND-CATEGORY
012730	PIC X(02).
012740	10 X837P-CLM-VISION-CERT-APPLIES
012750	PIC X(01).

012760	10 X837P-CLM-VISION-COND-IND
012770	OCCURS 5 TIMES
012780	INDEXED BY X837P-CLM-VISION-COND-IND-NDX
012790	PIC X(02).
012800
012810	05 X837P-CLM-HOMEBOUND-IND-SEG.
012820
012830	10 X837P-CLM-HOMEBOUND-CERT-IND
012840	PIC X(01).
012850	10 X837P-CLM-HOMEBOUND-COND-IND
012860	PIC X(02).
012870	10 FILLER
012880	PIC X(10).
012890
012900	05 X837P-CLM-EPSDT-REF-SEG.
012910
012920	10 X837P-CLM-EPSDT-CERT-CD-APPLS
012930	PIC X(01).
012940	10 X837P-CLM-EPSDT-COND-IND
012950	OCCURS 3 TIMES
012960	INDEXED BY X837P-CLM-EPSDT-COND-IND-NDX
012970	PIC X(02).
012980	10 FILLER
012990	PIC X(10).
013000
013010	05 X837P-CLM-DIAGNOSIS-SEG
013020	OCCURS 8 TIMES
013030	INDEXED BY X837P-CLM-DIAGNOSIS-NDX.
013040
013050	10 X837P-CLM-DIAG-LIST-QUAL
013060	PIC X(03).
013070	10 X837P-CLM-DIAG-CODE
013080	PIC X(30).
013090	10 FILLER
013100	PIC X(10).
013110
013120	05 X837P-CLM-PRICE-REPRICE-SEG.
013130
013140	10 X837P-CLM-PRICE-METHOD
013150	PIC X(02).
013160	10 X837P-CLM-PRICE-ALLOWED
013170	PIC S9(11)V99.
013180	10 X837P-CLM-PRICE-SAVINGS
013190	PIC S9(11)V99.
013200	10 X837P-CLM-REPRICE-ORG-ID
013210	PIC X(30).
013220	10 X837P-CLM-PRICE-RATE
013230	PIC S9(11)V99.
013240	10 X837P-CLM-PRICE-APG-CODE
013250	PIC X(30).
013260	10 X837P-CLM-PRICE-APG-AMT

013270	PIC S9(11)V99.
013280	10 X837P-CLM-PRICE-REJECT-REA
013290	PIC X(02).
013300	10 X837P-CLM-PRICE-COMPLIANCE-CD
013310	PIC X(02).
013320	10 X837P-CLM-PRICE-EXCEPTION-CD
013330	PIC X(02).
013340	10 FILLER
013350	PIC X(10).
013360	LOOP-ID-2305
013370
013380	05 X837P-CLM-HOME-HEALTH-INFO
013390	OCCURS 6 TIMES
013400	INDEXED BY X837P-CLM-HOME-HEALTH-INFO-NDX.
013410
013420	10 X837P-CLM-HOME-HEALTH-INFO-SEG.
013430
013440	15 X837P-CLM-HH-DISCIPLINE-CODE
013450	PIC X(02).
013460	15 X837P-CLM-HH-TOT-VISITS
013470	PIC S9(5).
013480	15 X837P-CLM-HH-TOT-VISITS-PROJ
013490	PIC S9(5).
013500
013510	10 X837P-CLM-HOME-HEALTH-DELV-SEG
013520	OCCURS 3 TIMES
013530	INDEXED BY X837P-CLM-HOME-HEALTH-DELV-NDX.
013540
013550	15 X837P-CLM-HH-NBR-VISITS
013560	PIC S9(05).
013570	15 X837P-CLM-HH-VISIT-FREQ
013580	PIC X(02).
013590	15 X837P-CLM-HH-FREQ-COUNT
013600	PIC S9(5).
013610	15 X837P-CLM-HH-VISIT-UNITS
013620	PIC X(02).
013630	15 X837P-CLM-HH-NBR-OF-UNITS
013640	PIC S9(5).
013650	15 X837P-CLM-HH-VISIT-PATTERN
013660	PIC X(02).
013670	15 X837P-CLM-HH-TIME-CODE
013680	PIC X(01).
013690
013700	10 FILLER
013710	PIC X(10).
013720
013730
013740	LOOP-ID-2310A
013750	05 X837P-CLM-REF-PROV-NAME-LOOP
013760	OCCURS 2 TIMES
013770	INDEXED BY X837P-CLM-REF-PROV-NAME-NDX.

013780
013790	10 X837P-CLM-REF-PROV-NAME-SEG.
013800
013810	15 X837P-CLM-REF-PROV-TYPE
013820	PIC X(03).
013830	15 X837P-CLM-REF-PROV-NME-TP
013840	PIC X(01).
013850	15 X837P-CLM-REF-PROV-NM-LAST
013860	PIC X(35).
013870	15 X837P-CLM-REF-PROV-NM-FIRST
013880	PIC X(25).
013890	15 X837P-CLM-REF-PROV-NM-MIDDLE
013900	PIC X(25).
013910	15 X837P-CLM-REF-PROV-NM-SFX
013920	PIC X(10).
013930	15 X837P-CLM-REF-PROV-ID-CODE
013940	PIC X(02).
013950	15 X837P-CLM-REF-PROV-ID-NBR
013960	PIC X(80).
013970	15 FILLER
013980	PIC X(10).
013990
014000	10 X837P-CLM-REF-PROV-SPEC-SEG.
014010
014020	15 X837P-CLM-REF-PROV-TYPE-CODE
014030	PIC X(03).
014040	15 X837P-CLM-REF-PROV-SPEC-CODE
014050	PIC X(30).
014060	15 FILLER
014070	PIC X(10).
014080
014090	10 X837P-CLM-REF-PROV-2ND-ID-SEG
014100	OCCURS 5 TIMES
014110	INDEXED BY X837P-CLM-REF-PROV-2ND-ID-NDX.
014120
014130	15 X837P-CLM-REF-PROV-2ND-ID-CODE
014140	PIC X(03).
014150	15 X837P-CLM-REF-PROV-2ND-ID
014160	PIC X(30).
014170	15 FILLER
014180	PIC X(10).
014190
014200	LOOP-ID-2310B
014210
014220	05 X837P-CLM-REND-PROV-NAME-SEG.
014230
014240	10 X837P-CLM-REND-PROV-TYPE
014250	PIC X(03).
014260	10 X837P-CLM-REND-PROV-NME-TP
014270	PIC X(01).
014280	10 X837P-CLM-REND-PROV-NM-LAST

014290	PIC X(35).
014300	10 X837P-CLM-REND-PROV-NM-FIRST
014310	PIC X(25).
014320	10 X837P-CLM-REND-PROV-NM-MIDDLE
014330	PIC X(25).
014340	10 X837P-CLM-REND-PROV-NM-SFX
014350	PIC X(10).
014360	10 X837P-CLM-REND-PROV-ID-CODE
014370	PIC X(02).
014380	10 X837P-CLM-REND-PROV-ID-NBR
014390	PIC X(80).
014400	10 FILLER
014410	PIC X(10).
014420
014430	05 X837P-CLM-REND-PROV-SPEC-SEG.
014440
014450	10 X837P-CLM-REND-PROV-TYPE-CODE
014460	PIC X(03).
014470	10 X837P-CLM-REND-PROV-SPEC-CODE
014480	PIC X(30).
014490	10 FILLER
014500	PIC X(10).
014510
014520	05 X837P-CLM-REND-PROV-2ND-ID-SEG
014530	OCCURS 5 TIMES
014540	INDEXED BY X837P-CLM-REND-PROV-2ND-ID-NDX.
014550
014560	10 X837P-CLM-REND-PROV-2ND-ID-CD
014570	PIC X(03).
014580	10 X837P-CLM-REND-PROV-2ND-ID
014590	PIC X(30).
014600	10 FILLER
014610	PIC X(10).
014620
014630	LOOP-ID-2310C
014640
014650	05 X837P-CLM-PUR-PROV-NAME-SEG.
014660
014670	10 X837P-CLM-PUR-PROV-NME-TP
014680	PIC X(01).
014690	10 X837P-CLM-PUR-PROV-NAME
014700	PIC X(35).
014710	10 X837P-CLM-PUR-PROV-ID-CODE
014720	PIC X(02).
014730	10 X837P-CLM-PUR-PROV-ID-NBR
014740	PIC X(80).
014750	10 FILLER
014760	PIC X(10).
014770
014780	05 X837P-CLM-PUR-PROV-2ND-ID-SEG
014790	OCCURS 5 TIMES

014800	INDEXED BY X837P-CLM-PUR-PROV-2ND-ID-NDX.
014810
014820	10 X837P-CLM-PUR-PROV-2ND-ID-CODE
014830	PIC X(03).
014840	10 X837P-CLM-PUR-PROV-2ND-ID
014850	PIC X(30).
014860	10 FILLER
014870	PIC X(10).
014880
014890	LOOP-ID-2310D
014900	05 X837P-CLM-SVC-FAC-LOC-SEG.
014910
014920	10 X837P-CLM-SVC-FAC-TYPE
014930	PIC X(03).
014940	10 X837P-CLM-SVC-FAC-NAME
014950	PIC X(35).
014960	10 X837P-CLM-SVC-FAC-ID-QUAL
014970	PIC X(02).
014980	10 X837P-CLM-SVC-FAC-ID
014990	PIC X(80).
015000	10 FILLER
015010	PIC X(10).
015020
015030	05 X837P-CLM-SVC-FAC-LOC-ADDR-SEG.
015040
015050	10 X837P-CLM-SVC-FAC-ADDR1
015060	PIC X(55).
015070	10 X837P-CLM-SVC-FAC-ADDR2
015080	PIC X(55).
015090	10 FILLER
015100	PIC X(10).
015110
015120	05 X837P-CLM-SVC-FAC-CTY-ST-SEG.
015130
015140	10 X837P-CLM-SVC-FAC-CITY
015150	PIC X(30).
015160	10 X837P-CLM-SVC-FAC-STATE-CODE
015170	PIC X(02).
015180	10 X837P-CLM-SVC-FAC-ZIP-CODE
015190	PIC X(15).
015200	10 X837P-CLM-SVC-FAC-COUNTRY-CODE
015210	PIC X(03).
015220	10 FILLER
015230	PIC X(10).
015240
015250	05 X837P-CLM-SVC-FAC-2ND-ID-SEG
015260	OCCURS 5 TIMES
015270	INDEXED BY X837P-CLM-SVC-FAC-2ND-ID-NDX.
015280
015290	10 X837P-CLM-SVC-FAC-2ND-ID-TYPE
015300	PIC X(03).

015310	10 X837P-CLM-SVC-FAC-2ND-ID
015320	PIC X(30).
015330	10 FILLER
015340	PIC X(10).
015350
015360	LOOP-ID-2310E
015370
015380	05 X837P-CLM-SUPR-PRV-NAME-SEG.
015390
015400	10 X837P-CLM-SUPR-PRV-NAME-LAST
015410	PIC X(35).
015420	10 X837P-CLM-SUPR-PRV-NAME-FIRST
015430	PIC X(25).
015440	10 X837P-CLM-SUPR-PRV-NAME-MIDDLE
015450	PIC X(25).
015460	10 X837P-CLM-SUPR-PRV-SFX
015470	PIC X(10).
015480	10 X837P-CLM-SUPR-PRV-ID-QUAL
015490	PIC X(02).
015500	10 X837P-CLM-SUPR-PRV-ID-CODE
015510	PIC X(80).
015520	10 FILLER
015530	PIC X(10).
015540
015550	05 X837P-CLM-SUPR-PROV-2ND-ID-SEG
015560	OCCURS 5 TIMES
015570	INDEXED BY X837P-CLM-SUPR-PROV-2ND-ID-NDX.
015580
015590	10 X837P-CLM-SUPR-PROV-2ND-ID-CD
015600	PIC X(03).
015610	10 X837P-CLM-SUPR-PROV-2ND-ID
015620	PIC X(30).
015630	10 FILLER
015640	PIC X(10).
015650
015660	OTHER SUBSCRIBER INFORMATION IN SEPARATE RECORD
015670	CLAIM LEVEL ADJUSTMENTS IN SEPARATE RECORD
015680
015690
015700
015710	837P – OTHER SUBSCRIBER INFORMATION
015720
015730
015740
015750	837P OTHER SUBSCRIBER INFORMATION
015760
015770	01 X837P-OTHER-SUBSCRIBER-INFO.
015780
015790	05 X837P-RECORD-CODE
015800	PIC X(02).
015810

015820	05 X837P-SORT-KEY.
015830
015840	10 X837P-PROV-SEQ-NUM
015850	VALUE ZEROES
015860	PIC 9(11).
015870
015880	10 X837P-SUBSCRIBER-SEQ-NUM
015890	VALUE ZEROES
015900	PIC 9(11).
015910
015920	10 X837P-PATIENT-SEQ
015930	VALUE ZEROES
015940	PIC 9(11).
015950
015960	10 X837P-CLAIM-SEQ
015970	VALUE ZEROES
015980	PIC 9(11).
015990
016000	10 X837P-SVC-LINE-SEQ
016010	VALUE ZEROES
016020	PIC 9(11).
016030
016040
016050	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
016060	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
016070
016080	SUB-SEQ IS THE ‘FORM-IDENT-SEQ’ WHEN USED ON A
016090	‘FORM-IDENT-CODE’ RECORD.
016100
016110	10 X837P-SUB-SEQ
016120	VALUE ZEROES
016130	PIC 9(11).
016140
016150	10 X837P-TX-CODE
016160	VALUE ‘05’
016170	PIC X(02).
016180
016190	10 X837P-TX-CODE-SEQ-NUM
016200	VALUE ZEROES
016210	PIC 9(07).
016220
016230	END OF HDR SORT-KEY
016240
016250
016260
016270	LOOP-2320 OTHER SUBSCRIBER INFORMATION - START
016280
016290	05 X837P-OTHR-SUBS-INFO-SEG.
016300
016310	10 X837P-PAYER-RESPONS-CODE
016320	PIC 9 (01).

016330	10 X837P-INDIVIDUAL-RELAT-CODE
016340	PIC 9(02).
016350	10 X837P-OTHR-SUBS-POLICY-NBR
016360	PIC X(30).
016370	10 X837P-OTHR-SUBS-PLAN-NAMER
016380	PIC X(60).
016390	10 X837P-OTHR-SOBS-INSUR-TYPE-CD
016400	PIC 9(03).
016410	10 X837P-OTHR-SUBS-FILING-IND-CD
016420	PIC 9(01).
016430	10 X837P-OTHR-SUBS-FILING-IND-CD
016440	PIC 9(01).
016450	10 FILLER
016460	PIC X(10).
016470
016480	05 X837P-COB-PAYER-AMOUNT
016490	PIC S9(11)V99.
016500
016510	05 X837P-COB-APPROVED-AMOUNT
016520	PIC S9(11)V99.
016530
016540	05 X837P-COB-ALLOWED-AMOUNT
016550	PIC S9(11)V99.
016560
016570	05 X837P-COB-PAT-RESPONS-AMOUNT
016580	PIC S9(11)V99.
016590
016600	05 X837P-COB-COVERED-AMOUNT
016610	PIC S9(11)V99.
016620
016630	05 X837P-COB-DISCOUNT-AMOUNT
016640	PIC S9(11)V99.
016650
016660	05 X837P-COB-PER-DAY-LIMIT-AMOUNT
016670	PIC S9(11)V99.
016680
016690	05 X837P-COB-PATIENT-PAID-AMOUNT
016700	PIC S9(11)V99.
016710
016720	05 X837P-COB-TAX-AMOUNT
016730	PIC S9(11)V99.
016740
016750	05 X837P-COB-TOT-CLM-B4-TAXES-AMT
016760	PIC S9(11)V99.
016770
016780	05 X837P-OTHR-SUBS-DEMO-SEG.
016790
016800	10 X837P-OTHR-INSURED-DOB
016810	PIC X(08).
016820	10 X837P-OTHR-GENDER-CODE
016830	PIC X(01).

016840	10 FILLER
016850	PIC X(10).
016860
016870	05 X837P-OTHR-INS-COVRG-INFO-SEG.
016880
016890	10 X837P-ASSIGNMENT-OF-BENE-IND
016900	PIC X(01).
016910	10 X837P-PAT-SIG-SOURCE-CODE
016920	PIC X(01).
016930	10 FILLER
016940	PIC X(10).
016950
016960	05 X837P-MCARE-OP-AJUDICATION-SEG.
016970
016980	10 X837P-OP-REIMBURSEMENT-RATE
016990	PIC S9V99.
017000	10 X837P-HCPCS-APYABLE-AMOUNT
017010	PIC S9(11)V99.
017020	10 X837P-MCARE-OP-REMARKS
017030	OCCURS 5 TIMES
017040	INDEXED BY X837P-MCARE-OP-REMARKS-NDX.
017050	15 X837P-MCARE-OP-REMARKS-CODE
017060	PIC X(30).
017070	10 X837P-ESDR-PAID-AMOUNT
017080	PIC S9(11)V99.
017090	10 X837P-PROFESSIONAL-COMPONENT
017100	PIC S9(9)V99.
017110	10 FILLER
017120	PIC X(10).
017130
017140	CLAIM LEVEL ADJUSTMENTS ON SEPARATE RECORD
017150	LOOP-2330A OTHR SUBSCRIBER NAME
017160
017170	05 X837P-OTHR-SUBS-NAME-SEG.
017180
017190	10 X837P-OTHR-SUBS-TYPE-CODE
017200	PIC X(01).
017210	10 X837P-OTHR-SUBS-NAME-LAST
017220	PIC X(35).
017230	10 X837P-OTHR-SUBS-NAME-FIRST
017240	PIC X(25).
017250	10 X837P-OTHR-SUBS-NAME-MIDDLE
017260	PIC X(25).
017270	10 X837P-OTHR-SUBS-NAME-SFX
017280	PIC X(10).
017290	10 X837P-OTHR-SUBS-ID-CODE-TYPE
017300	PIC X(02).
017310	10 X837P-OTHR-SUBS-ID-CODE
017320	PIC X(80).
017330	10 FILLER
017340	PIC X(10).

017350
017360	05 X837P-OTHR-SUBS-ADDR-SEG.
017370
017380	10 X837P-OTHR-SUBS-ADDR1
017390	PIC X(55).
017400	10 X837P-OTHR-SUBS-ADDR2
017410	PIC X(55).
017420	10 FILLER
017430	PIC X(10).
017440
017450	05 X837P-OTHR-SUBS-CITY-STATE-SEG.
017460
017470	10 X837P-OTHR-SUBS-CITY
017480	PIC X(30).
017490	10 X837P-OTHR-SUBS-STATE-CODE
017500	PIC X(02).
017510	10 X837P-OTHR-SUBS-ZIP-CODE
017520	PIC X(15).
017530	10 X837P-OTHR-SUBS-COUNTRY-CODE
017540	PIC X(03).
017550	10 FILLER
017560	PIC X(10).
017570
017580	05 X837P-OTHR-SUBS-2ND-ID-SEG
017590	OCCURS 3 TIMES
017600	INDEXED BY X837P-OTHR-SUBS-2ND-ID-NDX.
017610
017620	10 X837P-OTHR-SUBS-2ND-ID-TYPE
017630	PIC X(03).
017640	10 X837P-OTHR-SUBS-2ND-ID
017650	PIC X(30).
017660	10 FILLER
017670	PIC X(10).
017680
017690	LOOP-2330B OTHR PAYER NAME
017700
017710	05 X837P-OTHR-PAYER-NAME-SEG.
017720
017730	10 X837P-OTHR-PAYER-NAME
017740	PIC X(35).
017750	10 X837P-OTHR-PAYER-ID-CODE-TYPE
017760	PIC X(02).
017770	10 X837P-OTHR-PAYER-ID-CODE
017780	PIC X(80).
017790	10 FILLER
017800	PIC X(10).
017810
017820	05 X837P-OTHR-PAYER-CONTACT-SEG
017830	OCCURS 2 TIMES
017840	INDEXED BY X837P-OTHR-PAYER-CONTACT-NDX.
017850

017860	10 X837P-OTHR-PAYER-CONTACT-NAME
017870	PIC X(60).
017880	10 X837P-OTHR-PYR-CONTACT-NBR
017890	OCCURS 3 TIMES
017900	INDEXED BY X837P-OTHR-PYR-CONTACT-NBR-NDX.
017910	15 X837P-OTHR-PAYER-CONTACT-TYPE
017920	PIC X(02).
017930	15 X837P-OTHR-PAYER-CONTACT-NBR
017940	PIC X(80).
017950	10 FILLER
017960	PIC X(10).
017970
017980	05 X837P-CLAIM-ADJUD-DATE-SEG.
017990	10 X837P-CLAIM-ADJUD-DATE
018000	PIC X(08).
018010
018020	05 X837P-OTHR-PAYER-2ND-IDENT-SEG
018030	OCCURS 2 TIMES
018040	INDEXED BY X837P-OTHR-PAYER-2ND-IDENT-NDX.
018050
018060	10 X837P-OTHR-PAYER-2ND-ID-TYPE
018070	PIC X(03).
018080	10 X837P-OTHR-PAYER-2ND-ID
018090	PIC X(30).
018100	10 FILLER
018110	PIC X(10).
018120
018130	05 X837P-OTHR-PAYER-PA-REF-SEG
018140	OCCURS 2 TIMES
018150	INDEXED BY X837P-OTHR-PAYER-PA-REF-NDX.
018160
018170	10 X837P-OTHR-PAYER-PA-REF-IND
018180	PIC X(03).
018190	10 X837P-OTHR-PAYER-PA-REF-NUMBER
018200	PIC X(30).
018210	10 FILLER
018220	PIC X(10).
018230
018240	05 X837P-OTHR-PAYER-ADJ-IND-SEG
018250	OCCURS 2 TIMES
018260	INDEXED BY X837P-OTHR-PAYER-ADJ-IND-NDX.
018270
018280	10 X837P-OTHR-PAYER-ADJ-IND
018290	PIC X(03).
018300	10 FILLER
018310	PIC X(10).
018320
018330	LOOP-2330C OTHR PAYER PATIENT
018340
018350	05 X837P-OTHR-PAYER-PAT-INFO-SEG.
018360

018370	10 X837P-OTHR-PAYER-PAT-ID-TYPE
018380	PIC X(02).
018390	10 X837P-OTHR-PAYER-PAT-ID-NBR
018400	PIC X(80).
018410	10 FILLER
018420	PIC X(10).
018430
018440	05 X837P-OTHR-PYR-PAT-2ND-ID-SEG
018450	OCCURS 3 TIMES
018460	INDEXED BY X837P-OTHR-PYR-PAT-2ND-ID-NDX.
018470
018480	10 X837P-OTHR-PYR-PAT-2ND-ID-TYP
018490	PIC X(03).
018500	10 X837P-OTHR-PYR-PAT-2ND-ID-NBR
018510	PIC X(30).
018520	10 FILLER
018530	PIC X(10).
018540
018550	LOOP-2330D OTHR PAYER REFERRING PROV
018560
018570	05 X837P-OTHR-PAYER-REF-PROV-LOOP
018580	OCCURS 2 TIMES
018590	INDEXED BY X837P-OTHR-PAYER-REF-PROV-NDX.
018600
018610	10 X8 37P-OTHR-PAYER-REF-PROV-SEG.
018620
018630	15 X837P-OTHR-PYR-REF-PROV-TYPE
018640	PIC X(03).
018650	15 X837P-OTHR-PYR-REF-PROV-NME-TP
018660	PIC X(01).
018670	15 FILLER
018680	PIC X(10).
018690
018700	10 X837P-OTHR-PYR-REF-PROV-ID-SEG
018710	OCCURS 3 TIMES
018720	INDEXED BY X837P-OTHR-PYR-REF-PROV-ID-NDX.
018730
018740	15 X837P-OTHR-PYR-REF-PROV-ID-TYP
018750	PIC X(03).
018760	15 X837P-OTHR-PYR-REF-PROV-ID
018770	PIC X(30).
018780	15 FILLER
018790	PIC X(10).
018800	LOOP-2330E OTHR PAYER RENDERING PROV
018810
018820	05 X837P-OTHR-PAYER-REND-PROV-SEG.
018830
018840	10 X837P-OTHR-PYR-REND-PROV-NM-TP
018850	PIC X(01).
018860	10 FILLER
018870	PIC X(10).

018880
018890	05 X837P-OTHR-PYR-REND-PRV-ID-SEG
018900	OCCURS 3 TIMES
018910	INDEXED BY X837P-OTHR-PYR-REND-PRV-ID-NDX.
018920
018930	10 X837P-OTHR-PYR-REND-PRV-ID-TYP
018940	PIC X(03).
018950	10 X837P-OTHR-PYR-REND-PRV-ID
018960	PIC X(30).
018970	10 FILLER
018980	PIC X(10).
018990
019000	LOOP-2330F OTHR PAYER PURCHASED SVC PROV
019010
019020	05 X837P-OTHR-PYR-PUR-PROV-SEG.
019030
019040	10 X837P-OTHR-PYR-PUR-PROV-NME-TP
019050	PIC X(01).
019060	10 FILLER
019070	PIC X(10).
019080
019090	05 X837P-OTHR-PYR-PUR-PROV-ID-SEG
019100	OCCURS 3 TIMES
019110	INDEXED BY X837P-OTHR-PYR-PUR-PROV-ID-NDX.
019120
019130	10 X837P-OTHR-PYR-PUR-PROV-ID-TYP
019140	PIC X(03).
019150	10 X837P-OTHR-PYR-PUR-PROV-ID
019160	PIC X(30).
019170	10 FILLER
019180	PIC X(10).
019190
019200	LOOP-2330G OTHR PAYER SVC FACILIT LOC
019210
019220	05 X837P-OTHR-PAYER-FAC-LOC-SEG.
019230
019240	10 X837P-OTHR-PYR-FAC-LOC-TYPE
019250	PIC X(03).
019260	10 FILLER
019270	PIC X(10).
019280
019290	05 X837P-OTHR-PYR-FAC-LOC-ID-SEG
019300	OCCURS 3 TIMES
019310	INDEXED BY X837P-OTHR-PYR-FAC-LOC-ID-NDX.
019320
019330	10 X837P-OTHR-PYR-FAC-LOC-ID-TYP
019340	PIC X(03).
019350	10 X837P-OTHR-PYR-FAC-LOC-ID
019360	PIC X(30).
019370	10 FILLER
019380	PIC X(10).

019390
019400	LOOP-2330H OTHR PAYER SUPRV PROV
019410
019420	05 X837P-OTHR-PAYER-SUPR-PRV-SEG.
019430
019440	10 X837P-OTHR-PYR-SUPR-PRV-ID-TYP
019450	PIC X(01).
019460	10 FILLER
019470	PIC X(10).
019480
019490
019500
019510	837P - CLAIM LEVEL-ADJUSTMENT (99)
019520
019530
019540
019550	837P CLAIM LEVEL ADJUSTMENT
019560
019570	01 X837P-CLAIM-LVL-ADJUSTMENT.
019580
019590	05 X837P-RECORD-CODE
019600	PIC X(02).
019610
019620	05 X837P-SORT-KEY.
019630
019640	10 X837P-PROV-SEQ-NUM
019650	VALUE ZEROES
019660	PIC 9(11).
019670
019680	10 X837P-SUBSCRIBER-SEQ-NUM
019690	VALUE ZEROES
019700	PIC 9(11).
019710
019720	10 X837P-PATIENT-SEQ
019730	VALUE ZEROES
019740	PIC 9(11).
019750
019760	10 X837P-CLAIM-SEQ
019770	VALUE ZEROES
019780	PIC 9(11).
019790
019800	10 X837P-SVC-LINE-SEQ
019810	VALUE ZEROES
019820	PIC 9(11).
019830
019840
019850	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
019860	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
019870
019880	SUB-SEQ IS THE ‘FORM-IDENT-SEQ’ WHEN USED ON A
019890	‘FORM-IDENT-CODE, RECORD.

019900
019910	10 X837P-SUB-SEQ
019920	VALUE ZEROES
019930	PIC 9(11).
019940
019950	10 X837P-TX-CODE
019960	VALUE ‘06’
019970	PIC X(02).
019980
019990	10 X837P-TX-CODE-SEQ-NUM
020000	VALUE ZEROES
020010	PIC 9(07).
020020
020030	END OF HDR SORT-KEY
020040
020050
020060
020070	05 X837P-CLAIM-ADJ-SEG
020080	OCCURS 99 TIMES
020090	INDEXED BY X837P-CLAIM-ADJ-NDX.
020100
020110	10 X837P-CLAIM-ADJ-GROUP-CODE
020120	PIC X(02).
020130	10 X837P-CLAIM-ADJ
020140	OCCURS 6 TIMES
020150	INDEXED BY X837P-CLAIM-ADJ-NDX.
020160	15 X837P-CLAIM-ADJ-REASON-CD
020170	PIC X(05).
020180	15 X837P-CLAIM-ADJ-AMOUNT
020190	PIC S9(11)V99.
020200	15 X837P-CLAIM-ADJ-UNITS
020210	PIC S9(7)V9(4).
020220
020230
020240
020250
020260	837P - CLAIM-SERVICE-LINE (MAX 50)
020270
020280
020290
020300	837P CLAIM SERVICE LINE
020310
020320	01 X837P-CLAIM-SVC-LINE.
020330
020340	05 X837P-RECORD-CODE
020350	PIC X(02).
020360
020370	05 X837P-SORT-KEY.
020380
020390	10 X837P-PROV-SEQ-NUM
020400	VALUE ZEROES

020410	PIC 9(11).
020420
020430	10 X837P-SUBSCRIBER-SEQ-NUM
020440	VALUE ZEROES
020450	PIC 9(11).
020460
020470	10 X837P-PATIENT-SEQ
020480	VALUE ZEROES
020490	PIC 9(11).
020500
020510	10 X837P-CLAIM-SEQ
020520	VALUE ZEROES
020530	PIC 9(11).
020540
020550	10 X837P-SVC-LINE-SEQ
020560	VALUE ZEROES
020570	PIC 9(11).
020580
020590
020600	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
020610	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
020620
020630	SUB-SEQ IS THE ‘FORM-IDENT-SEQ’ WHEN USED ON A
020640	‘FORM-IDENT-CODE’ RECORD.
020650
020660	10 X837P-SUB-SEQ
020670	VALUE ZEROES
020680	PIC 9(11).
020690
020700	10 X837P-TX-CODE
020710	VALUE ‘07’
020720	PIC X(02).
020730
020740	10 X837P-TX-CODE-SEQ-NUM
020750	VALUE ZEROES
020760	PIC 9(07).
020770
020780	END OF HDR SORT-KEY
020790
020800
020810
020820	LOOP-ID-2400
020830
020840	05 X837P-LN-ASSIGNED-NBR-SEG.
020850
020860	10 X837P-LN-ASSIGNED-NBR
020870	PIC S9(9).
020880
020890	05 X837P-LN-PROF-SVC-SEG.
020900
020910	10 X837P-LN-SVC-ID-QUAL

020920	PIC X(02).
020930	10 X837P-LN-SVC-ID
020940	PIC X(48).
020950	10 X837P-LN-SVC-MOD-1
020960	PIC X(02).
020970	10 X837P-LN-SVC-MOD-2
020980	PIC X(02).
020990	10 X837P-LN-SVC-MOD-3
021000	PIC X(02).
021010	10 X837P-LN-SVC-MOD-4
021020	PIC X(02).
021030	10 X837P-LN-SUBMITTED-CHRG
021040	PIC S9(11)V99.
021050	10 X837P-LN-SVC-CD-MEAS-TYPE
021060	PIC X(02).
021070	10 X837P-LN-SVC-CD-UNITS
021080	PIC S9(7)V9(4).
021090	10 X837P-LN-POS-CODE
021100	PIC X(02).
021110	10 X837P-LN-DIAG-PTR-1
021120	PIC X(02).
021130	10 X837P-LN-DIAG-PTR-2
021140	PIC X(02).
021150	10 X837P-LN-DIAG-PTR-3
021160	PIC X(02).
021170	10 X837P-LN-DIAG-PTR-4
021180	PIC X(02).
021190	10 X837P-LN-EMERG-IND
021200	PIC X(01).
021210	10 X837P-LN-EPSDT-IND
021220	PIC X(01).
021230	10 X837P-LN-FAM-PLANNING-IND
021240	PIC X(01).
021250	10 X837P-LN-COPAY-WAIVER-CD
021260	PIC X(01).
021270	10 FILLER
021280	PIC X(10).
021290
021300	05 X837P-LN-DME-SVC-SEG.
021310
021320	10 X837P-LN-DME-SVC-ID-QUAL
021330	PIC X(02).
021340	10 X837P-LN-DME-SVC-ID
021350	PIC X(48).
021360	10 X837P-LN-DME-SVC-CD-MEAS-TYPE
021370	PIC X(02).
021380	10 X837P-LN-DME-SVC-CD-UNITS
021390	PIC S9(7)V9(4).
021400	10 X837P-LN-DME-SVC-RET-PRICE
021410	PIC S9(11)V9 (2).
021420	10 X837P-LN-DME-SVC-PUR-PRICE

021430	PIC S9(11)V9(2).
021440	10 X837P-LN-DME-SVC-FREQ
021450	PIC X(01).
021460	10 FILLER
021470	PIC X(10).
021480
021490
021500	05 X837P-LN-DMERC-CMN-IND-SEG.
021510
021520	10 X837P-LN-ATTCH-TRANSMIT-CD
021530	PIC X(02).
021540
021550	05 X837P-LN-AMBULANCE-SEG.
021560
021570	10 X837P-LN-AMB-PAT-WEIGHT
021580	PIC S9(4).
021590	10 X837P-LN-AMB-TRANS-CD
021600	PIC X(01).
021610	10 X837P-LN-AMB-TRANS-REA-CD
021620	PIC X(01).
021630	10 X837P-LN-AMB-DISTANCE
021640	PIC S9(5).
021650	10 X837P-LN-AMB-RND-TRIP-DESC
021660	PIC X(80).
021670	10 X837P-LN-AMB-STRETCHER-DESC
021680	PIC X(80).
021690	10 FILLER
021700	PIC X(10).
021710
021720	05 X837P-LN-SPINAL-MANIP-SEG
021730	OCCURS 5 TIMES
021740	INDEXED BY X837P-LN-SPINAL-MANIP-NDX.
021750
021760	10 X837P-LN-SPINAL-COND-CD
021770	PIC X(01).
021780	10 X837P-LN-SPINAL-COND-DESC
021790	OCCURS 2 TIMES
021800	INDEXED BY X837P-LN-SPINAL-COND-DESC-NDX
021810	PIC X(80).
021820	10 X837P-LN-SPINAL-XRAY-AVAIL
021830	PIC X(01).
021840	10 FILLER
021850	PIC X(10).
021860
021870	05 X837P-LN-DUR-MED-EQIP-SEG.
021880
021890	10 X837P-LN-DUR-MED-CERT-CD
021900	PIC X(01).
021910	10 X837P-LN-DUR-MED-TIME-REQ
021920	PIC S9(9)V99.
021930	10 FILLER

021940	PIC X(10).
021950
021960	05 X837P-LN-HOME-OXYGEN-SEG.
021970
021980	10 X837P-LN-HOME-OXY-CERT-TYPE
021990	PIC X(01).
022000	10 X837P-LN-HOME-OXY-CERT-PER
022010	PIC S9(9)V99.
022020	10 X837P-LN-HOME-OXY-BLOOD-GAS
022030	PIC S9(9)V99.
022040	10 X837P-LN-HOME-OXY-SATURATION
022050	PIC S9(9)V99.
022060	10 X837P-LN-HOME-OXY-TEST-COND
022070	PIC X(01).
022080	10 X837P-LN-HOME-OXY-TEST-FIND-1
022090	PIC X(01).
022100	10 X837P-LN-HOME-OXY-TEST-FIND-2
022110	PIC X(01).
022120	10 X837P-LN-HOME-OXY-TEST-FIND-3
022130	PIC X(01).
022140	10 FILLER
022150	PIC X(10).
022160
022170	05 X837P-LN-AMB-CERT-SEG
022180	OCCURS 3 TIMES
022190	INDEXED BY X837P-LN-AMB-CERT-NDX.
022200
022210	10 X837P-LN-AMB-CERT-CD-APPLIES
022220	PIC X(01).
022230	10 X837P-LN-AMB-COND-IND
022240	OCCURS 5 TIMES
022250	INDEXED BY X837P-LN-AMB-COND-IND-NDX
022260	PIC X(02).
022270	10 FILLER
022280	PIC X(10).
022290
022300	05 X837P-LN-HOSPICE-EMP-SEG.
022310
022320	10 X837P-LN-HOSPICE-EMP-IND
022330	PIC X(01).
022340	10 X837P-LN-HOSPICE-EMP-COND
022350	PIC X(02).
022360	10 FILLER
022370	PIC X(10).
022380
022390	05 X837P-LN-DMERC-COND-SEG
022400	OCCURS 2 TIMES
022410	INDEXED BY X837P-LN-DMERC-COND-NDX.
022420
022430	10 X837P-LN-DMREC-CATEGORY
022440	PIC X(02).

022450	10 X837P-LN-DMREC-CERT-CD-APPLIES
022460	PIC X(01).
022470	10 X837P-LN-DMREC-COND-IND
022480	OCCURS 5 TIMES
022490	INDEXED BY X837P-LN-DMREC-COND-IND-NDX
022500	PIC X(02).
022510	10 FILLER
022520	PIC X(10).
022530
022540	05 X837P-LN-DATE-OF-SVC-SEG
022550	PIC X(08).
022560
022570	05 X837P-LN-CERT-REVISION-SEG
022580	PIC X(08).
022590
022600	05 X837P-LN-DATE-BEGIN-THER-SEG
022610	PIC X(08).
022620
022630	05 X837P-LN-DATE-LAST-CERT-SEG
022640	PIC X(08).
022650
022660	05 X837P-LN-DATE-LAST-SEEN-SEG
022670	PIC X(08).
022680
022690	05 X837P-LN-DATE-OF-TEST-SEG
022700	PIC X(08).
022710
022720	05 X837P-LN-DATE-OXY-GAS-TEST-SEG
022730	PIC X(08).
022740
022750	05 X837P-LN-DATE-SHIPPED-SEG
022760	PIC X(08).
022770
022780	05 X837P-LN-DATE-ONSET-CUR-SEG
022790	PIC X(08).
022800
022810	05 X837P-LN-DATE-LAST-XRAY-SEG
022820	PIC X(08).
022830
022840	05 X837P-LN-DATE-ACUTE-START-SEG
022850	PIC X(08).
022860
022870	05 X837P-LN-DATE-INIT-TREAT-SEG
022880	PIC X(08).
022890
022900	05 X837P-LN-DATE-ONSET-SIM-SEG
022910	PIC X(08).
022920
022930	05 X837P-LN-TEST-RESULT-SEG
022940	OCCURS 20 TIMES
022950	INDEXED BY X837P-LN-TEST-RESULT-NDX.

022960
022970	10 X837P-LN-TEST-MEAS-ID
022980	PIC X(02).
022990	10 X837P-LN-TEST-MEAS-QUAL
023000	PIC X(03).
023010	10 X837P-LN-TEST-RESULTS
023020	PIC X(20).
023030	10 FILLER
023040	PIC X(10).
023050
023060	05 X837P-LN-CONTRACT-INFO-SEG.
023070
023080	10 X837P-LN-CONTRACT-TYPE
023090	PIC X(02).
023100	10 X837P-LN-CONTRACT-AMOUNT
023110	PIC S9(11)V99.
023120	10 X837P-LN-CONTRACT-PERCENT
023130	PIC S9(4)V9(4).
023140	10 X837P-LN-CONTRACT-CODE
023150	PIC X(30).
023160	10 X837P-LN-CONTRACT-DISC-PCT
023170	PIC S9(4)V9(4).
023180	10 X837P-LN-CONTRACT-VERSION
023190	PIC X(30).
023200	10 FILLER
023210	PIC X(10).
023220
023230	05 X837P-LN-REPRICED-REF-SEG.
023240
023250	10 X837P-LN-REPRICED-REF-ID
023260	PIC X(30).
023270
023280	05 X837P-LN-ADJ-REPRICED-REF-SEG.
023290
023300	10 X837P-LN-ADJ-REPRICED-REF-ID
023310	PIC X(30).
023320
023330	05 X837P-LN-PA-REF-NBR-SEG
023340	OCCURS 2 TIMES
023350	INDEXED BY X837P-LN-PA-REF-NBR-NDX.
023360
023370	10 X837P-LN-PA-REF-NBR
023380	PIC X(30).
023390
023400	05 X837P-LN-ITEM-CNTL-NBR-SEG.
023410
023420	10 X837P-LN-ITEM-CNTL-NBR
023430	PIC X(30).
023440
023450	05 X837P-LN-MAMMO-CERT-NBR-SEG.
023460

023470	10 X837P-LN-MAMMO-CERT-NBR
023480	PIC X(30).
023490
023500	05 X837P-LN-CLIA-NBR-SEG.
023510
023520	10 X837P-LN-CLIA-NBR
023530	PIC X(30).
023540
023550	05 X837P-LN-REF-CLIA-NBR-SEG.
023560
023570	10 X837P-LN-REF-CLIA-NBR
023580	PIC X(30).
023590
023600	05 X837P-LN-IMMUN-BATCH-NBR-SEG.
023610
023620	10 X837P-LN-IMMUN-BATCH-NBR
023630	PIC X(30).
023640
023650	05 X837P-LN-APG-NBR-SEG.
023660
023670	10 X837P-LN-APG-NBR
023680	PIC X(30).
023690
023700	05 X837P-LN-OXY-FLOW-RATE-SEG.
023710
023720	10 X837P-LN-OXY-FLOW-RATE
023730	PIC X(30).
023740
023750	05 X837P-LN-UPN-NBR-SEG.
023760
023770	10 X837P-LN-UNIVERSAL-PROD-QUAL
023780	PIC X(03).
023790	10 X837P-LN-UNIVERSAL-PROD-NBR
023800	PIC X(30).
023810
023820	05 X837P-LN-SALES-TAX-SEG.
023830
023840	10 X837P-LN-SALES-TAX-AMT
023850	PIC S9(11)V99.
023860
023870	05 X837P-LN-APPROVED-AMT-SEG.
023880
023890	10 X837P-LN-APPROVED-AMT
023900	PIC S9(11)V99.
023910
023920	05 X837P-LN-POSTAGE-AMT-SEG.
023930
023940	10 X837P-LN-POSTAGE-AMT
023950	PIC S9(11)V99.
023960
023970	05 X837P-LN-FILE-INFO-SEG

023980	OCCURS 10 TIMES
023990	INDEXED BY X837P-LN-FILE-INFO-NDX.
024000
024010	10 X837P-LN-FILE-INFO
024020	PIC X(80).
024030
024040	05 X837P-LN-NOTE-SEG.
024050
024060	10 X837P-LN-NOTE-CODE
024070	PIC X(03).
024080	10 X837P-LN-NOTE-TEXT
024090	PIC X(80).
024100
024110	05 X837P-LN-PUR-SVC-SEG.
024120
024130	10 X837P-LN-PUR-SVC-ID
024140	PIC X(30).
024150	10 X837P-LN-PUR-SVC-AMT
024160	PIC S9(11)V99.
024170
024180	05 X837P-LN-CARE-SVC-DELV-SEG.
024190
024200	10 X837P-LN-SVC-NBR-VISITS
024210	PIC S9(05).
024220	10 X837P-LN-SVC-VISIT-FREQ
024230	PIC X(02).
024240	10 X837P-LN-SVC-FREQ-COUNT
024250	PIC S9(5).
024260	10 X837P-LN-SVC-VISIT-UNITS
024270	PIC X(02).
024280	10 X837P-LN-SVC-NBR-OF-UNITS
024290	PIC S9(7)V9(4).
024300	10 X837P-LN-SVC-VISIT-PATTERN
024310	PIC X(02).
024320	10 X837P-LN-SVC-TIME-CODE
024330	PIC X(01).
024340	10 FILLER
024350	PIC X(10).
024360
024370	05 X837P-LN-PRICE-REPRICE-SEG.
024380
024390	10 X837P-LN-PRICE-METHOD
024400	PIC X(02).
024410	10 X837P-LN-PRICE-ALLOWED
024420	PIC S9(11)V99.
024430	10 X837P-LN-PRICE-SAVINGS
024440	PIC S9(11)V99.
024450	10 X837P-LN-REPRICE-ORG-ID
024460	PIC X(30).
024470	10 X837P-LN-PRICE-RATE
024480	PIC S9(11)V99.

024490	10 X837P-LN-PRICE-APG-CODE
024500	PIC X(30).
024510	10 X837P-LN-PRICE-APG-AMT
024520	PIC S9(11)V99.
024530	10 X837P-LN-PRICE-SVC-QUAL
024540	PIC X(02).
024550	10 X837P-LN-PRICE-UNIT-MEAS-CD
024560	PIC X(02).
024570	10 X837P-LN-PRICE-APPROVED-UNITS
024580	PIC S9(7)V9(4).
024590	10 X837P-LN-PRICE-REJECT-REA
024600	PIC X(02).
024610	10 X837P-LN-PRICE-COMPLIANCE-CD
024620	PIC X(02).
024630	10 X837P-LN-PRICE-EXCEPTION-CD
024640	PIC X(02).
024650	10 FILLER
024660	PIC X(10).
024670
024680
024690	LOOP-ID-2410 HAS ITS OWN RECORD TYPE
024700
024710	LOOP-ID-2420A
024720
024730	05 X837P-LN-REND-PROV-NAME-SEG.
024740
024750	10 X837P-LN-REND-PROV-TYPE
024760	PIC X(03).
024770	10 X837P-LN-REND-PROV-NME-TP
024780	PIC X(01).
024790	10 X837P-LN-REND-PROV-NM-LAST
024800	PIC X(35).
024810	10 X837P-LN-REND-PROV-NM-FIRST
024820	PIC X(25).
024830	10 X837P-LN-REND-PROV-NM-MIDDLE
024840	PIC X(25).
024850	10 X837P-LN-REND-PROV-NM-SFX
024860	PIC X(10).
024870	10 X837P-LN-REND-PROV-ID-CODE
024880	PIC X(02).
024890	10 X837P-LN-REND-PROV-ID-NBR
024900	PIC X(80).
024910	10 FILLER
024920	PIC X(10).
024930
024940	05 X837P-LN-REND-PROV-SPEC-SEG.
024950
024960	10 X837P-LN-REND-PROV-TYPE-CODE
024970	PIC X(03).
024980	10 X837P-LN-REND-PROV-SPEC-CODE
024990	PIC X(30).

025000	10 FILLER
025010	PIC X(10).
025020
025030	05 X837P-LN-REND-PROV-2ND-ID-SEG
025040	OCCURS 5 TIMES
025050	INDEXED BY X837P-LN-REND-PROV-2ND-ID-NDX.
025060
025070	10 X837P-LN-REND-PROV-2ND-ID-CD
025080	PIC X(03).
025090	10 X837P-LN-REND-PROV-2ND-ID
025100	PIC X(30).
025110	10 FILLER
025120	PIC X(10).
025130	LOOP-ID-2420B
025140
025150	05 X837P-LN-PUR-PROV-NAME-SEG.
025160
025170	10 X837P-LN-PUR-PROV-NME-TP
025180	PIC X(01).
025190	10 X837P-LN-PUR-PROV-ID-CODE
025200	PIC X(02).
025210	10 X837P-LN-PUR-PROV-ID-NBR
025220	PIC X(80).
025230	10 FILLER
025240	PIC X(10).
025250
025260	05 X837P-LN-PUR-PROV-2ND-ID-SEG
025270	OCCURS 5 TIMES
025280	INDEXED BY X837P-LN-PUR-PROV-2ND-ID-NDX.
025290
025300	10 X837P-LN-PUR-PROV-2ND-ID-CODE
025310	PIC X(03).
025320	10 X837P-LN-PUR-PROV-2ND-ID
025330	PIC X(30).
025340	10 FILLER
025350	PIC X(10).
025360	LOOP-ID-2420C
025370
025380	05 X837P-LN-SVC-FAC-LOC-SEG.
025390
025400	10 X837P-LN-SVC-FAC-TYPE
025410	PIC X(03).
025420	10 X837P-LN-SVC-FAC-NAME
025430	PIC X(35).
025440	10 X837P-LN-SVC-FAC-ID-QUAL
025450	PIC X(02).
025460	10 X837P-LN-SVC-FAC-ID
025470	PIC X(80).
025480	10 FILLER
025490	PIC X(10).
025500

025510	05 X837P-LN-SVC-FAC-LOC-ADDR-SEG.
025520
025530	10 X837P-LN-SVC-FAC-ADDR1
025540	PIC X(55).
025550	10 X837P-LN-SVC-FAC-ADDR2
025560	PIC X(55).
025570	10 FILLER
025580	PIC X(10).
025590
025600	05 X837P-LN-SVC-FAC-CTY-ST-SEG.
025610
025620	10 X837P-LN-SVC-FAC-CITY
025630	PIC X(30).
025640	10 X837P-LN-SVC-FAC-STATE-CODE
025650	PIC X(02).
025660	10 X837P-LN-SVC-FAC-ZIP-CODE
025670	PIC X(15).
025680	10 X837P-LN-SVC-FAC-COUNTRY-CODE
025690	PIC X(03).
025700	10 FILLER
025710	PIC X(10).
025720
025730	05 X837P-LN-SVC-FAC-2ND-ID-SEG
025740	OCCURS 5 TIMES
025750	INDEXED BY X837P-LN-SVC-FAC-2ND-ID-NDX.
025760
025770	10 X837P-LN-SVC-FAC-2ND-ID-TYPE
025780	PIC X(03).
025790	10 X837P-LN-SVC-FAC-2ND-ID
025800	PIC X(30).
025810	10 FILLER
025820	PIC X(10).
025830
025840	LOOP-ID-2420D
025850
025860	05 X837P-LN-SUPR-PRV-NAME-SEG.
025870
025880	10 X837P-LN-SUPR-PRV-NAME-LAST
025890	PIC X(35).
025900	10 X837P-LN-SUPR-PRV-NAME-FIRST
025910	PIC X(25).
025920	10 X837P-LN-SUPR-PRV-NAME-MIDDLE
025930	PIC X(25).
025940	10 X837P-LN-SUPR-PRV-SFX
025950	PIC X(10).
025960	10 X837P-LN-SUPR-PRV-ID-QUAL
025970	PIC X(02).
025980	10 X837P-LN-SUPR-PRV-ID-CODE
025990	PIC X(80).
026000	10 FILLER
026010	PIC X(10).

026020
026030	05 X837P-LN-SUPR-PROV-2ND-ID-SEG
026040	OCCURS 5 TIMES
026050	INDEXED BY X837P-LN-SUPR-PROV-2ND-ID-NDX.
026060
026070	10 X837P-LN-SUPR-PROV-2ND-ID-CD
026080	PIC X(03).
026090	10 X837P-LN-SUPR-PROV-2ND-ID
026100	PIC X(30).
026110	10 FILLER
026120	PIC X(10).
026130
026140	LOOP-ID-2420E
026150
026160	05 X837P-LN-ORDR-PRV-NAME-SEG.
026170
026180	10 X837P-LN-ORDR-PRV-ENTITY-CODE
026190	PIC X(01).
026200	10 X837P-LN-ORDR-PRV-NAME-LAST
026210	PIC X(35).
026220	10 X837P-LN-ORDR-PRV-NAME-FIRST
026230	PIC X(25).
026240	10 X837P-LN-ORDR-PRV-NAME-MID
026250	PIC X(25).
026260	10 X837P-LN-ORDR-PRV-NAME-SFX
026270	PIC X(10).
026280	10 X837P-LN-ORDR-PRV-ID-CODE
026290	PIC X(02).
026300	10 X837P-LN-ORDR-PRV-ID-NBR
026310	PIC X(80).
026320	10 FILLER
026330	PIC X(10).
026340
026350	05 X837P-LN-ORDR-PRV-ADDR-SEG.
026360
026370	10 X837P-LN-ORDR-PRV-ADDR1
026380	PIC X(55).
026390	10 X837P-LN-ORDR-PRV-ADDR2
026400	PIC X(55).
026410	10 FILLER
026420	PIC X(10).
026430
026440	05 X837P-LN-ORDR-PRV-LOC-SEG.
026450
026460	10 X837P-LN-ORDR-PRV-CITY
026470	PIC X(30).
026480	10 X837P-LN-ORDR-PRV-STATE
026490	PIC X(02).
026500	10 X837P-LN-ORDR-PRV-ZIP
026510	PIC X(15).
026520	10 X837P-LN-ORDR-PRV-COUNTRY

026530	PIC X(03).
026540	10 FILLER
026550	PIC X(10).
026560
026570	05 X837P-LN-ORDR-PRV-2ND-ID-SEG
026580	OCCURS 5 TIMES
026590	INDEXED BY X837P-LN-ORDR-PRV-2ND-IDT-NDX.
026600
026610	10 X837P-LN-ORDR-PRV-2ND-ID-CODE
026620	PIC X(03).
026630	10 X837P-LN-ORDR-PRV-2ND-ID
026640	PIC X(30).
026650	10 FILLER
026660	PIC X(10).
026670
026680	05 X837P-LN-ORDR-PRV-CTAC-SEG.
026690
026700	10 X837P-LN-ORDR-PRV-CTAC-NAME
026710	PIC X(60).
026720	10 X837P-LN-ORDR-PRV-CTAC-NB-TP-1
026730	PIC X(02).
026740	10 X837P-LN-ORDR-PRV-CTAC-NB-1
026750	PIC X(80).
026760	10 X837P-LN-ORDR-PRV-CTAC-NB-TP-2
026770	PIC X(02).
026780	10 X837P-LN-ORDR-PRV-CTAC-NB-2
026790	PIC X(80).
026800	10 X837P-LN-ORDR-PRV-CTAC-NB-TP-3
026810	PIC X(02).
026820	10 X837P-LN-ORDR-PRV-CTAC-NB-3
026830	PIC X(80).
026840	10 FILLER
026850	PIC X(10).
026860	LOOP-ID-2420F
026870	05 X837P-LN-REF-PROV-NAME-LOOP
026880	OCCURS 2 TIMES
026890	INDEXED BY X837P-LN-REF-PROV-NAME-NDX.
026900
026910	10 X837P-LN-REF-PROV-NAME-SEG.
026920
026930	15 X837P-LN-REF-PROV-TYPE
026940	PIC X(03).
026950	15 X837P-LN-REF-PROV-NME-TP
026960	PIC X(01).
026970	15 X837P-LN-REF-PROV-NM-LAST
026980	PIC X(35).
026990	15 X837P-LN-REF-PROV-NM-FIRST
027000	PIC X(25).
027010	15 X837P-LN-REF-PROV-NM-MIDDLE
027020	PIC X(25).
027030	15 X837P-LN-REF-PROV-NM-SFX

027040	PIC X(10).
027050	15 X837P-LN-REF-PROV-ID-CODE
027060	PIC X(02).
027070	15 X837P-LN-REF-PROV-ID-NBR
027080	PIC X(80).
027090	15 FILLER
027100	PIC X(10).
027110
027120	10 X837P-LN-REF-PROV-SPEC-SEG.
027130
027140	15 X837P-LN-REF-PROV-TYPE-CODE
027150	PIC X(03).
027160	15 X837P-LN-REF-PROV-SPEC-CODE
027170	PIC X(30).
027180	15 FILLER
027190	PIC X(10).
027200
027210	10 X837P-LN-REF-PROV-2ND-ID-SEG
027220	OCCURS 5 TIMES
027230	INDEXED BY X837P-LN-REF-PROV-2ND-ID-NDX.
027240
027250	15 X837P-LN-REF-PROV-2ND-ID-CODE
027260	PIC X(03).
027270	15 X837P-LN-REF-PROV-2ND-ID
027280	PIC X(30).
027290	15 FILLER
027300	PIC X(10).
027310
027320	LOOP-ID-2420G
027330
027340	05 X837P-LN-OTH-PYR-PA-NME-LOOP
027350	OCCURS 4 TIMES
027360	INDEXED BY X837P-LN-OTH-PYR-PA-NME-NDX.
027370
027380	10 X837P-LN-OTH-PYR-PA-NME-SEG.
027390
027400	15 X837P-LN-OTH-PYR-PA-NME-NAME
027410	PIC X(35).
027420	15 X837P-LN-OTH-PYR-PA-NME-QUAL
027430	PIC X(02).
027440	15 X837P-LN-OTH-PYR-PA-NME-ID
027450	PIC X(80).
027460	15 FILLER
027470	PIC X(10).
027480
027490	10 X837P-LN-OTH-PYR-PA-NBR-SEG
027500	OCCURS 2 TIMES
027510	INDEXED BY X837P-LN-OTH-PYR-PA-NBR-NDX.
027520
027530	15 X837P-LN-OTH-PYR-PA-NBR-QUAL
027540	PIC X(03).

027550	15 X837P-LN-OTH-PYR-PA-NBR
027560	PIC X(80).
027570
027580	LOOP-ID-2430 HAS ITS OWN RECORD TYPE
027590	LOOP-ID-2440 HAS ITS OWN RECORD TYPE
027600
027610
027620
027630	837P - LINE-DRUG-ID (MAX 25)
027640
027650
027660
027670	837P LINE DRUG IDENTIFCATIION
027680
027690	01 X837P-LINE-DRUG-ID.
027700
027710	05 X837P-RECORD-CODE
027720	PIC X(02).
027730
027740	05 X837P-SORT-KEY.
027750
027760	10 X837P-PROV-SEQ-NUM
027770	VALUE ZEROES
027780	PIC 9(11).
027790
027800	10 X837P-SUBSCRIBER-SEQ-NUM
027810	VALUE ZEROES
027820	PIC 9 (11).
027830
027840	10 X837P-PATIENT-SEQ
027850	VALUE ZEROES
027860	PIC 9(11).
027870
027880	10 X837P-CLAIM-SEQ
027890	VALUE ZEROES
027900	PIC 9(11).
027910
027920	10 X837P-SVC-LINE-SEQ
027930	VALUE ZEROES
027940	PIC 9(11).
027950
027960
027970	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
027980	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
027990
028000	SUB-SEQ IS THE ‘FORM-IDENT-SEQ’ WHEN USED ON A
028010	‘FORM-IDENT-CODE’ RECORD.
028020
028030	10 X837P-SUB-SEQ
028040	VALUE ZEROES
028050	PIC 9(11).

028060
028070	10 X837P-TX-CODE
028080	VALUE ‘08’
028090	PIC X(02).
028100
028110	10 X837P-TX-CODE-SEQ-NUM
028120	VALUE ZEROES
028130	PIC 9(07).
028140
028150	END OF HDR SORT-KEY
028160
028170
028180
028190	LOOP-ID-2410
028200
028210	05 X837P-LN-DRUG-ID-SEG.
028220
028230	10 X837P-LN-DRUG-CODE
028240	PIC X(48).
028250	10 FILLER
028260	PIC X(10).
028270
028280	05 X837P-LN-DRUG-PRICING-SEG.
028290
028300	10 X837P-LN-DRUG-UNIT-PRICE
028310	PIC S9(11)V99.
028320	10 X837P-LN-DRUG-NBR-UNITS
028330	PIC S9(7)V9 (4).
028340	10 X837P-LN-DRUG-MEAS-CODE
028350	PIC X(02).
028360	10 FILLER
028370	PIC X(10).
028380
028390	05 X837P-LN-DRUG-PERSCIP-SEG.
028400
028410	10 X837P-LN-DRUG-PERSCIP-NBR
028420	PIC X(30).
028430	10 FILLER
028440	PIC X(10).
028450
028460
028470
028480
028490	837 P – LINE-LVL-ADJUSTMENT (MAX 99)
028500
028510
028520
028530	837P LINE LEVEL ADJUSTMENTS
028540
028550	01 X837P-LINE-LVL-ADJUSTMENTS.
028560

028570	05 X837P-RECORD-CODE
028580	PIC X(02).
028590
028600	05 X837P-SORT-KEY.
028610
028620	10 X837P-PROV-SEQ-NUM
028630	VALUE ZEROES
028640	PIC 9(11).
028650
028660	10 X837P-SUBSCRIBER-SEQ-NUM
028670	VALUE ZEROES
028680	PIC 9(11).
028690
028700	10 X837P-PATIENT-SEQ
028710	VALUE ZEROES
028720	PIC 9(11).
028730
028740	10 X837P-CLAIM-SEQ
028750	VALUE ZEROES
028760	PIC 9(11).
028770
028780	10 X837P-SVC-LINE-SEQ
028790	VALUE ZEROES
028800	PIC 9(11).
028810
028820
028830	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
028840	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’RECORD.
028850
028860	SUB-SEQ IS THE ‘FORM-IDENT-SEQ’ WHEN USED ON A
028870	‘FORM-IDENT-CODE’ RECORD.
028880
028890	10 X837P-SUB-SEQ
028900	VALUE ZEROES
028910	PIC 9(11).
028920
028930	10 X837P-TX-CODE
028940	VALUE ‘09’
028950	PIC X(02).
028960
028970	10 X837P-TX-CODE-SEQ-NUM
028980	VALUE ZEROES
028990	PIC 9(07).
029000
029010	END OF HDR SORT-KEY
029020
029030
029040
029050	LOOP-ID-2430
029060
029070	05 X837P-LINE-LVL-ADJ-SEG.

029080
029090	10 X837P-LINE-ADJ-OTHR-PYR-ID
029100	PIC X(80).
029110	10 X837P-LINE-ADJ-AMOUNT
029120	PIC S9(11)V99.
029130	10 X837P-LINE-ADJ-SVC-ID-QUAL
029140	PIC X(02).
029150	10 X837P-LINE-ADJ-SVC-ID
029160	PIC X(48).
029170	10 X837P-LINE-ADJ-SVC-MOD-1
029180	PIC X(02).
029190	10 X837P-LINE-ADJ-SVC-MOD-2
029200	PIC X(02).
029210	10 X837P-LINE-ADJ-SVC-MOD-3
029220	PIC X(02).
029230	10 X837P-LINE-ADJ-SVC-MOD-4
029240	PIC X(02).
029250	10 X837P-LINE-ADJ-SVC-CD-DESC
029260	PIC X(80).
029270	10 X837P-LINE-ADJ-UNITS-OF-SVC
029280	PIC S9(7)V9(4).
029290	10 X837P-LINE-ADJ-BUNDLE-LINE-NBR
029300	PIC S9(4).
029310	10 FILLER
029320	PIC X(10).
029330
029340	05 X837P-LINE-ADJ-SEG
029350	OCCURS 99 TIMES
029360	INDEXED BY X837P-LINE-ADJ-NDX.
029370
029380	10 X837P-LINE-ADJ-GROUP-CODE
029390	PIC X(02).
029400	10 X837P-LINE-ADJ
029410	OCCURS 6 TIMES
029420	INDEXED BY X837P-LINE-ADJ-NDX.
029430	15 X837P-LINE-ADJ-REASON-CD
029440	PIC X(05).
029450	15 X837P-LINE-ADJ-AMOUNT
029460	PIC S9(11)V99.
029470	15 X837P-LINE-ADJ-UNITS
029480	PIC S9(7)V9(4).
029490
029500	05 X837P-LINE-ADJ-DATE-SEG.
029510
029520	10 X837P-LINE-DATE-CLAIM-PAID
029530	PIC X(08).
029540
029550
029560
029570
029580	837P - FORM IDENTIFICATION CODE (MAX 99)

029590
029600
029610	837P FOR IDENTIFICATION CODE
029620
029630	01 X837P-FORM-IDENTIFICATION-CODE.
029640
029650	05 X837P-RECORD-CODE
029660	PIC X(02).
029670
029680	05 X837P-SORT-KEY.
029690
029700	10 X837P-PROV-SEQ-NUM
029710	VALUE ZEROES
029720	PIC 9(11).
029730
029740	10 X837P-SUBSCRIBER-SEQ-NUM
029750	VALUE ZEROES
029760	PIC 9(11).
029770
029780	10 X837P-PATIENT-SEQ
029790	VALUE ZEROES
029800	PIC 9(11).
029810
029820	10 X837P-CLAIM-SEQ
029830	VALUE ZEROES
029840	PIC 9(11).
029850
029860	10 X837P-SVC-LINE-SEQ
029870	VALUE ZEROES
029880	PIC 9(11).
029890
029900
029910	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
029920	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
029930
029940	SUB-SEQ IS THE ‘FORM-IDENT-SEQ’ WHEN USED ON A
029950	‘FORM-IDENT-CODE’ RECORD.
029960
029970	10 X837P-SUB-SEQ
029980	VALUE ZEROES
029990	PIC 9(11).
030000
030010	10 X837P-TX-CODE
030020	VALUE ‘10’
030030	PIC X(02).
030040
030050	10 X837P-TX-CODE-SEQ-NUM
030060	VALUE ZEROES
030070	PIC 9(07).
030080
030090	END OF HDR SORT-KEY

030100
030110
030120
030130	LOOP-ID-2440
030140
030150	05 X837P-FORM-ID-CODE-SEG.
030160
030170	10 X837P-FORM-ID-CODE
030180	PIC X(03).
030190	10 X837P-FORM-ID
030200	PIC X(30).
030210
030220	05 X837P-FORM-SUPPORT-DOC-SEG
030230	OCCURS 99 TIMES
030240	INDEXED BY X837P-FORM-SUPPORT-DOC-NDX.
030250
030260	10 X837P-FORM-QUES-NBR
030270	PIC X(20).
030280	10 X837P-FORM-QUES-RESPONSE-Y-N
030290	PIC X(01).
030300	10 X837P-FORM-QUES-RESPONSE-TXT
030310	PIC X(30).
030320	10 X837P-FORM-QUES-RESPONSE-DATE
030330	PIC X(08).
030340	10 X837P-FORM-QUES-RESPONSE-PCT
030350	PIC S9 (4)V9 (4).
030360
030370
030380
030390
030400	837P - TRANSACTION TRAILER RECORD
030410
030420
030430	01 X837P-TX-TRAILER.
030440
030450	05 X837P-RECORD-CODE
030460	PIC X(02).
030470
030480	05 X837P-SORT-KEY.
030490
030500	10 X837P-PROV-SEQ-NUM
030510	VALUE ZEROES
030520	PIC 9(11).
030530
030540	10 X837P-SUBSCRIBER-SEQ-NUM
030550	VALUE ZEROES
030560	PIC 9(11).
030570
030580	10 X837P-PATIENT-SEQ
030590	VALUE ZEROES
030600	PIC 9(11).

030610
030620	10 X837P-CLAIM-SEQ
030630	VALUE ZEROES
030640	PIC 9(11).
030650
030660	10 X837P-SVC-LINE-SEQ
030670	VALUE ZEROES
030680	PIC 9(11).
030690
030700
030710	SUB-SEQ IS THE ‘OTHER-SUBSCRIBER-SEQ’ WHEN USED ON A
030720	‘OTHER-SUBSCRIBER-INFO’ RECORD OR A ‘CLAIM-LVL-ADJ’ RECORD.
030730
030740	SOB-SEQ IS THE ‘FORM-IDENT-SEQ’ WHEN USED ON A
030750	‘FORM-IDENT-CODE’ RECORD.
030760
030770	10 X837P-SUB-SEQ
030780	VALUE ZEROES
030790	PIC 9(11).
030800
030810	10 X837P-TX-CODE
030820	VALUE ‘99’
030830	PIC X(02).
030840
030850	10 X837P-TX-CODE-SEQ-NUM
030860	VALUE ZEROES
030870	PIC 9(07).
030880
030890	END OF HDR SORT-KEY
030900
030910
030920
030930	05 X837P-TX-TRAILER-SEG.
030940
030950	10 X837P-TRAILER-NUM-OF-SEG
030960	PIC 9(10).
030970	10 X837P-TRAILER-CTL-NUM
030980	PIC X(09).
030990	10 FILLER
031000	PIC X(10).

Attachment L.5.2

GEORGIA MHN CLAIMS SUBSYSTEM

WINDOW LAYOUT

EXAM ENTRY/CORRECTION – HCFA1500 FUNCTIONAL GROUP

HCFA1500 MAIN PAGE WINDOW

GEORGIA MHN CLAIMS SUBSYSTEM

WINDOW EXHIBIT

EXAM ENTRY/CORRECTION — HCFA1500 FUNCTIONAL GROUP

HCFA1500 MAIN PAGE WINDOW

Field Name	Table Column Name	Table Name	Format	Prot (A,C,N)	Req (A,C,N)	Std Edits	Specifications	Note Ref
Doc	C_HDR_DOC_NUM	C_HDR_TB	X(6)	C	A	S		1

ID	B_ALT_ID	C_HDR_TB	X(13)	N	N	N/A

St	C_HDR_STAT_CD	C_HDR_TB	X(l)	A	N/A	N/A

DTy	C_BAT_DOC_TY_CD	C HDR TB	X(l)	A	N/A	N/A

CTy	C_HDR_TY_CD	C HDR TB	X(l)	A	N/A	N/A

TTy	C_HDR_TXN_TY_CD	C_HDR_TB	X(l)	A	N/A	N/A

PTy	C_BAT_PYMT_TY_CD	C_HDR_TB	X(l)	A	N/A	N/A

Locn	C_EXC_LOCN_CD	C_HDR_TB	X(3)	A	N/A	N/A

Last Cycl	C_HDR_LST_CYCL_DT	C_HDR_TB	DATE	A	N/A	N/A	Format: MM/DD/CCYY

Diagnosis Code	R_DIAG_CD	C_HDR_DIAG_TB	X(10)	N	N	S

L/F/Mi (1)	B_LAST_NAM	C_HDR_TB	X(21)	N	N	N/A

L/F/Mi (2)	B_FST_NAM	C_HDR_TB	X(15)	N	N	N/A

L/F/Mi (3)	B_MI_NAM	C_HDR_TB	X(l)	N	N	N/A

DOB	C_SUBM_CLNT_DOB_DT	C_HDR_TB	DATE	N	N	D	Format: MM/DD/CCYY

Sex	B_GENDER_CD	C_HDR_TB	X(1)	A	N/A	N/A

Age (Y/M) (Y)	C_HDR_CLNT_AGE_YR	C_HDR_TB	9(3)	A	N/A	N/A

Field Name	Table Column Name	Table Name	Format	Prot (A,C,N)	Req (A,C,N)	Std Edits	Specifications	Note Ref
Age (Y/M) (M)	C_HDR_CLNT_AGE_ MO	C_HDR_TB	9(3)	A	N/A	N/A

Employment	C_OCCUP_RLTD_IND	C_HDR_HCFA1500_TB	X(1)	N	N	N/A	Checkbox. Checked if value is “Y”

Auto	C_AUTO_RLTD_IND	C_HDR_HCFA1500_TB	X(1)	N	N	N/A	Checkbox. Checked if value is “Y”

Other	C_OTHR RLTD IND	C_HDR_HCFA1500_TB	X(I)	N	N	N/A	Checkbox. Checked if value is “Y”

III	C_ILLNESS_DT	C_HDR_HCFA1500_TB	DATE	N	N	D

Other Ins	C_HDR_INSR_CD	C_HDR_TB	X(1)	N	N	N/A	Checkbox. Checked if value is “Y”

Major Program	B_MAJ_PROG_CD	C_HDR_TB	X(1)	A	N/A	N/A

Aid Cat	B_AID_CAT_CD	C_HDR_COE_TB	X(3)	A	N/A	N/A

Referring Prov	C_REF_PROV_ID	C_HDR_TB	X(12)	N	N	N/A

Hosp Fr/To (1)	C_ADMIT_DATE	C_HDR_HCFA1500_TB	DATE	N	N	D	Format: MM/DD/YY

Hosp Fr/To (2)	C_DISCH_DT	C_HDR_HCFA1500_TB	DATE	N	N	D	Format: MM/DD/YY

PA	A_ID	C_HDR_TB	X(12)	N	N	N/A

LI	C_LI_NUM	C_LI_TB	9(3)	A	N/A	N/A	Multi-column list box.

S	C_REIMB_STAT_CD	C_LI_TB	X(1)	A	N/A	N/A

FDOS	C_LI_FST_DOS_DT	C_LI_TB	DATE	N	N	D	Format: MM/DD/YY

LDOS	C_LI_LAST_DOS_DT	C_LI_TB	DATE	N	N	D	Format: MM/DD/YY

PS	R_PL_OF_SVC_CD	C_LI_TB	X(2)	N	N	N/A

Proc	R_PROC_CD	C_LI_TB	X(7)	N	N	N/A

Ml	C_PROC_MOD_1ST_CD	C_LI_TB	X(2)	N	N	N/A

M2	C_PROC_MOD_2ND_CD	C_LI_TB	X(2)	N	N	N/A

M3	C_PROC_MOD_3RD_CD	C_LI_TB	X(2)	N	N	N/A

Field Name	Table Column Name	Table Name	Format	Prot (A,C,N)	Req (A,C,N)	Std Edits	Specifications	Note Ref

M4	C_PROC_MOD_4TH_CD	C_LI_TB	X(2)	N	N	N/A

Dx Related	C_1500_1ST_RLTD_ID	C_LI_HCFA1500_TB	X(1)	N	N	N/A		2

	C_1500_2ND_RLTD_ID		X(1)

	C_1500_3RD_RLTD_ID		X(1)

	C_1500_4TH_RLTD_ID		X(1)

	C_1500_5TH_RLTD_ID		X(1)

	C_1500_6TH_RLTD_ID		X(1)

	C_l 500_7TH_RLTD_ID		X(1)

	C_1500_8TH_RLTD_ID		X(1)

Submit Chrg	C_LI_SUBM_CHRG_AMT	C_LI_TB	S9(7)V99	N	N	N

S Unit	C_LI_SUBM_UNT_NUM	C_LI_TB	S9(7)V99	N	N	N	Entered/displayed as whole units.

FamPlan	C_FAM_PLAN_CD	C_LI_HCFA1500_TB	X(1)	N	N	N/A

Health Ck	C_EPSDT_CD	C_LI_HCFA1500_TB	X(1)	N	N	N/A

Allow Chrg	C_LI_ALLW_CHRG_AMT	C_LI_TB	S9(7)V99	A	N/A	N/A

A Unit	C_LI_ALLOW_UNT_NUM	C_LI_TB	S9(7)V99	A	N/A	N/A	Displayed as whole units.

BR	C_BSE_AMT_SRC_CD	C_LI_TB	X(2)	A	N/A	N/A

Patient #	C_HDR_PAT_ACCT_DAT	C_HDR_TB	X(20)	N	N	N/A

Reimb	C_TOT_REIMB_AMT	C_HDR_TB	S9(9)V99	A	N/A	N/A

Tot Chrg	C_TOT_CHRG_AMT	C_HDR_TB	S9(9)V99	N	N	N

COB	C_TOT_TPL_AMT	C_HDR_TB	S9(9)V99	N	N	N

Net	C_TOT_NET_CHRG_AMT	C_HDR_TB	S9(9)V99	N	N	N

Discount	C_DISCOUNT_AMT	C_HDR_TB	S9(9)V99	N	N	N

Field Name	Table Column Name	Table Name	Format	Prot (A,C,N)	Req (A,C,N)	Std Edits	Specifications	Note Ref
Sign/Date (1)	C_PROV_SIGN_IND	C_HDR_TB	X(l)	N	N	N/A	Checkbox. Checked if value is “Y”
Sign/Date (2)	C_BILLED_DT	C_HDR_TB	DATE	N	N	D	Format: MM/DD/CCYY
Prov ID	C_BLNG_PROV_ID	C_HDR_TB	X(12)	N	N	N/A
Type	C-BLNG-PROV-TY-CD	C_HDR_TB	X(3)	A	N/A	N/A
Spec	C-BLNG-SPEC-CD	C_HDR_TB	X(3)	A	N/A	N/A
Override Loc	C_OVRRD_EXC_ LOC_CD	C_HDR_TB	X(3)	N	N	N/A
COS	C_COS_CD	C_HDR_TB	X(3)	A	N/A	N/A
Notes	C-HDR-RMK-IND	C_HDR_TB	X(l)	A	N/A	N/A
Attachments (1)	C_1ST_ATTACH_CD	C_HDR_TB	X(2)	N	N	N/A
Attachments (2)	C_2ND_ATTACH_CD	C_HDR_TB	X(2)	N	N	N/A
Attachments (3)	C_3RD_ATTACH_CD	C_HDR_TB	X(2)	N	N	N/A
Attachments (4)	C_4TH_ATTACH_CD	C_HDR_TB	X(2)	N	N	N/A
Attachments (5)	C_5TH_ATTACH_CD	C_HDR_TB	X(2)	N	N	N/A
Attachments (6)	C_6TH_ATTACH_CD	C_HDR_TB	X(2)	N	N	N/A
Man Adj Rsn	C_OVRRD_EXC_CD	C_HDR_OVRRD_EXC_TB	X(4)	N	N	V	Where Line Number on the table = 0, and Sequence Number = 1
Remark Code	C_OVRRD_EOB_CD	C_HDR_OVRRD_EOB_TB	X(4)	N	N	V	Where Line Number on the table = 0, and Sequence Number = 1
Replcd/Rsn/ (1)	C_KEYED_REPLCD_NUM	C_HDR_ADJ_VD_TB	9(17)	A	N/A	N/A
Replcd/Rsn/ (2)	C_HDR_ADJ_RSN_CD	C_HDR_ADJ_VD_TB	X(3)	A	N/A	N/A
(Medicare)	N/A	N/A	N/A	N/A	N/A	N/A	Grouping
MIC	C_HD_MCARE_CARR_ID	C_HDR_MCARE_TB	X(6)	N	N/A	N/A
EOMB Dt	C_HD_MCARE_EOMB_DT	C_HDR_MCARE_TB	DATE	N	N/A	N/A	Format: MM/DD/CCYY

Field Name	Table Column Name	Table Name	Format	Prot (A,C,N)	Req (A,C,N)	Std Edits	Specifications	Note Ref
Allow Amt	C_MCARE_ALLOW_AMT	C_HDR_MCARE_TB	S9(7)V99	N	N/A	N/A
Coins Amt	C_MCARE_COINS_AMT	C_HDR_MCARE_TB	S9(7)V99	N	N/A	N/A
Ded Amt	C_MCARE_DED_AMT	C_HDR_MCARE_TB	S9(7)V99	N	N/A	N/A
Paid Amt	C_MCARE_PD_AMT	C_HDR_MCARE_TB	S9(7)V99	N	N/A	N/A
LI	C_LI_NUM	C_LI_EXC_TB	9(3)	A	N/A	N/A
Exc	R_CLM_EXC_CD	C_LI_EXC_TB	X(4)	A	N/A	N/A
St	R_CLM_EXC_DISP_CD	C_LI_EXC_TB	X(l)	N	A	N/A		3
User ID	C_LI_EXC_CLRK_ID	C_LI_EXC_TB	X(7)	A	N/A	N/A

Notes:

1 - Protected for Claims corrections. For exam entry, sequentially assigned by system if the document number is available.

2 - Up to four characters containing a 1, 2, 3 and/or 4 may be entered in the field. Characters are placed in first through fourth related code fields, respectively.

3 - If changed, only “C=Clear Force”, “F = Force Pay”, or “D = Forced Deny” are valid. Force Pay and Force Deny are valid if allowed on Claims Exception Disposition table. If code change is allowed, the User ID field will be populated with the current User ID who made the change. If code change is not allowed, a window error message will appear indicating either “Force Pay” or “Force Deny” is not allowed with the exception and the Exception Disposition code will revert back to its original value.

LEGEND:	For Prot and Req:	A = Always	For Std Edits:	D = Date Edit	V = Valid Value Edit
		C = Conditionally		N = Numeric Edits	S = System Generated

N= Never

GEORGIA MHN CLAIMS SUBSYSTEM WINDOW LAYOUT

EXAM ENTRY/CORRECTION – UB92 FUNCTIONAL GROUP

UB92 MAIN PAGE WINDOW

GEORGIA MHN CLAIMS SUBSYSTEM

WINDOW EXHIBIT

EXAM ENTRY/CORRECTION – UB92 FUNCTIONAL GROUP

UB92 MAIN PAGE WINDOW

Field Name	Table Column Name	Table Name	Format	Prot (A,C,N)	Req (A,C,N)	Std Edits	Specifications	Note Ref
Doc	C_HDR _DOC_NUM	C_HDR_TB	X(6)	C	A	S		1
ID	B_ALT_ID	C_HDR_TB	X(13)	A	N/A	N/A
Prov	C_BLNG_PROV_ID	C_HDR_TB	X(12)	A	N/A	N/A
Stat	C_HDR_STAT_CD	C_HDR_TB	X(1)	A	N/A	N/A
Doc Ty	C_BAT_DOC_TY_CD	C_HDR_TB	X(1)	A	N/A	N/A
Clm Ty	C_HDR_TY_CD	C_HDR_TB	X(1)	A	N/A	N/A
Txn Ty	C_HDR_TXN_TY_CD	C_HDR_TB	X(1)	A	N/A	N/A
Pay Type	C_BAT_PYMT_TY_CD	C_HDR_TB	X(1)	A	N/A	N/A
Locn	C_EXC_LOCN_CD	C_HDR_TB	X(3)	A	N/A	N/A
Last Cycl	C_HDR_LST_CYCL_ DT	C_HDR_TB	DATE	A	N/A	N/A	Format: MM/DD/CCYY
Pat#	C_HDR_PAT_ACCT_DAT	C_HDR_TB	X(20)	N	N	N/A
Type of Bill	C_TY_OF_BILL_1_2_CD C_TY_OF_BILL_3_CD	C_HDR_UB92_TB	X(2) X(1)	N	N	N/A	Entry field is a 3 character working storage field.
Fr/Thru Dt(1)	C_HDR_SVC_FST_DT	C_HDR_TB	DATE	N	N	D	Format: MM/DD/YY
Fr/Thru Dt (2)	C_HDR_SVC_LST_DT	C_HDR_TB	DATE	N	N	D	Format: MM/DD/YY
CovDays	C_CVRD_DAYS_NUM	C_HDR_UB92_TB	9(4)	N	N	N
NCD	C_NCVRD_DAYS_NUM	C_HDR_UB92_TB	9(4)	N	N	N

Field Name	Table Column Name	Table Name	Format	Prot (A,C,N)	Req (A,C,N)	Std Edits	Specifications	Note Ref
COS	C_COS_CD	C_HDR_TB	X(3)	A	N/A	N/A
F/Mi/L (l)	B_LAST_NAM	C_HDR_TB	X(21)	N	N	N/A
F/Mi/L (2)	B_FST_NAM	C_HDR_TB	X(15)	N	N	N/A
F/Mi/L (3)	B_MI_NAM	C_HDR_TB	X(l)	N	N	N/A
DOB	C_SUBM_CLNT_DOB_DT	C_HDR_TB	DATE	N	N	D	Format: MM/DD/CCYY
Sex	B_GENDER_CD	C_HDR_TB	X(l)	A	N/A	N/A
Age (Y/M) (Y)	C_HDR_CLNT_AGE_YR	C_HDR_TB	9(3)	A	N/A	N/A
Age (Y/M) (M)	C_HDR_CLNT_AGE_YR_MO	C_HDR_TB	9(3)	A	N/A	N/A
MP	B_MAJ_PROG_CD	C_HDR_TB	X(l)	A	N/A	N/A
Aid Cat	B_AID_CAT_CD	C_HDR_COE_TB	X(3)	A	N/A	N/A
Adm Date	C_HDR_UB92_ADM_DT	C_HDR_UB92_TB	DATE	N	N	D	Format: MM/DD/YY
Hour	C_UB92_ADM_HR_CD	C_HDR_UB92_TB	X(2)	N	N	N/A
Adm Type	C_TY_OF_ADM_CD	C_HDR_UB92_TB	X(l)	N	N	N/A	Look up
Src	C_ADM_SRC_CD	C_HDR_UB92_TB	X(l)	N	N	N/A
Dis Hr	C_UB92_DISCH_HR_CD	C_HDR_UB92_TB	X(2)	N	N	N/A
Status	C_PAT_STAT_CD	C_HDR_UB92_TB	X(2)	N	N	N/A
Medical Record Num	C_UB92_MED_REC_NUM	C_HDR_UB92_TB	X(17)	N	N	N/A
Cond Cd	C_COND_CD	C_HDR_COND_CD_TB	X(2)	N	N	N/A	Where Sequence number on the table = “01”
Occ Code	C_OCC_CD	C_HDR_OCC_CD_TB	X(2)	N	N	N/A	Where Sequence number on the table = “01”
Occ Date	C_UB92_OCC_CD_DT	C_HDR_OCC_CD_TB	DATE	N	N	D	Format: MM/DD/YY Where Sequence number on the table = “01”

Field Name	Table Column Name	Table Name	Format	Prot (A,C,N)	Req (A,C,N)	Std Edits	Specifications	Note Ref
LI	C_LI_NUM	C_LI_TB	9(3)	A	N/A	N/A	Multi-column list box.
S	C_REIMB_STAT_CD	C_LI_TB	X(l)	A	N/A	N/A
Rev	R_REV_CD	C_LI_UB92_TB	X(7)	N	N	N/A
Proc	R_PROC_CD	C_LI_TB	X(7)	N	N	N/A
Rate	C_LI_UB92_RATE_NUM	C_LI_UB92_TB	S9(7)V99	N	N	N
FDOS	C_LI_FST_DOS_DT	C_LI_TB	DATE	N	N	D	Format: MM/DD/YY
S Unit	C_LI_SUBM_UNT_NUM	C_LI_TB	S9(7)V99	N	N	N	Entered/displayed as whole units.
Submit Chrg	C_LI_SUBM_CHRG AMT	C_LI_TB	S9(7)V99	N	N	N
A Unit	C_LI_ALLOW_UNT_NUM	C_LI_TB	S9(7)V99	A	N/A	N/A	Displayed as whole units.
Allow Chrg	C_LI_ALLW_CHRG_AMT	C_LI_TB	S9(7)V99	A	N/A	N/A
BR	C_BSE_AMT_SRC_CD	C_LI_TB	X(2)	A	N/A	N/A
LI	C_LI_NUM	C_LI_EXC_TB	9(3)	A	N/A	N/A
Exc	R_CLM_EXC_CD	C_LI_EXC_TB	X(4)	A	N/A	N/A
St	R_CLM_EXC_DISP_CD	C_LI_EXC_TB	X(l)	N	A	N/A		2
User ID	C_LI_EXC_CLRK_ID	C_LI_EXC_TB	X(7)	A	N/A	N/A
Spn	C_OCC_SPN_CD	C_HDR_OCC_SPN_TB	X(2)	N	N	N/A	Multi-column list box.
From Date	C_OCC_SPN_FR_DT	C_HDR_OCC_SPN_TB	DATE	N	N	D	Format: MM/DD/YY
Thru Date	C_OCC_SPN_THRU_DT	C_HDR_OCC_SPN_TB	DATE	N	N	D	Format: MM/DD/YY
Valu	C_VALU_CD	C_HDR_VALU_CD_TB	X(2)	N	N	N/A
Amount	C_UB92_VALU_CD_AMT	C_H DR_VALU_CD_TB	S9(7)V99	N	N	N
PyCd	C_HDR_UB92_PYR_CD	C_HDR_PYR_TB	X(l)	N	N	N/A

Field Name	Table Column Name	Table Name	Format	Prot (A,C,N)	Req (A,C,N)	Std Edits	Specifications	Note Ref
Provider Number	C_PYR_PROV_ID	C_HDR_PYR_TB	X(12)	N	N	N/A	When Py Cd = “D”, provider number is mapped to Provider number on the Title Bar for the main window in this group.
Prior Payment	C_PYR_PR_PYMT_AMT	C_HDR_PYR_TB	S9(9)V99	N	N	N
Est Amt Due	C_UB92_EST_DUE_AMT	C_HDR_PYR_TB	S9(9)V99	N	N	N
Cert – SSN – HIC - ID	C_CERT_SSN_HIC_ID	C_HDR_PYR_TB	X(19)	N	N	N/A	When Py Cd = “D”, ID number is mapped to Member ID on the Title Bar for the main window in this group.
Treatment Auth Code	C_UB92_PYR_AUTH_CD	C_HDR_PYR_TB	X(18)	N	N	N/A
Diagnosis Code	C_UB92_A_DIAG_CD	C_HDR_DIAG_TB	X(10)	N	N	N/A
D RC	C_UB92-DRG_DIAG_CD	C_HDR_DIAG_TB	X(l)	A	N/A	N/A	Where Sequence number on the table = “01”
Surgical Proc	R_ICD9_CD	C_HDR_ICD_TB	X(7)	N	N	N/A	Where Sequence number on the table = “01”
Date	C_HDR_UB92_ICD9_DT	C_HDR_ICD_TB	DATE	N	N	D	Format: MM/DD/YY Where Sequence number on the table = “01”
D RC	C_UB92-DRG_SURG_CD	C_HDR_ICD_TB	X(7)	N	N	N/A	Where Sequence number on the table = “02”
Replcd/Reason (1)	C_KEYED_REPLCD_NUM	C_HDR_ADJ_VD_TB	9(17)	A	N/A	N/A
Replcd/Reason (2)	C_HDR_ADJ_RSN_CD	C_HDR_ADJ_VD_TB	X(3)	A	N/A	N/A
Other Insurance	C_HDR_INSR_CD	C_HDR_TB	X(l)	N	N	N/A	Checkbox. Checked if value is “Y”
Patient Paid	C_PAT_PD_AMT	C_HDR_TB	S9(9)V99	N	N	N
Admit Dx	C_UB92_A_DIAG_CD	C_HDR_UB92_TB	X(l)	N	N	N/A
E Dx	C_UB92_E_DIAG_CD	C_HDR_UB92_TB	X(l)	N	N	N/A
Attending Prov	C_ATNDG_PROV_ID	C_HDR_UB92_TB	X(12)	N	N	N/A
Other Prov 1/2 (1)	C_OTHR_PROV_1_ID	C_HDR_UB92_TB	X(12)	N	N	N/A
Other Prov 1/2 (2)	C_OTHR_PROV_2_ID	C_HDR_UB92_TB	X(12)	N	N	N/A

Field Name	Table Column Name	Table Name	Format	Prot (A,C,N)	Req (A,C,N)	Std Edits	Specifications	Note Ref
Signature/Date (1)	C_PROV_SIGN_IND	C_ HDR_TB	X(l)	N	N	N/A	Checkbox. Checked if value is “Y”

Signature Date (2)	C_BILLED_DT	C_HDR_TB	DATE	N	N	D	Format: MM/DD/CCYY

Attachments (1)	C_IST_ATTACH_CD	C_HDR_TB	X(2)	N	N	N/A

Attachments (2)	C_2ND_ATTACH_CD	C_HDR_TB	X(2)	N	N	N/A

Attachments (3)	C_3RD_ATTACH_CD	C_HDR_TB	X(2)	N	N	N/A

Attachments (4)	C_4TH_ATTACH_CD	C_HDR_TB	X(2)	N	N	N/A

Attachments (5)	C_5TH_ATTACH_CD	C_HDR_TB	X(2)	N	N	N/A

Attachments (6)	C_6TH_ATTACH_CD	C_HDR_TB	X(2)	N	N	N/A

Discount Amt	C_DICSOUNT_AMT	C_HDR_TB	S9(9)V99	A	N/A	N/A

Reimb Amt	C_TOT_REIMB_AMT	C_HDR_TB	S9(9)V99	A	N/A	N/A

Override Locn	C_OVRRD_EXC_LOC_CD	C_HDR_TB	X(3)	N	N/A	N/A

Notes	C_HDR RMK_IND	C_HDR_TB	X(l)	N	N	N/A	Checkbox.Checked if value is “Y”

(Medicare)	N/A	N/A	N/A	N/A	N/A	N/A	Grouping

MIC	C_HD_MCARE_CARR_ID	C_HDR_MCARE _TB	X(6)	N	N/A	N/A

EOMB Date	C_HD_MCARE_EOMB_DT	C_HDR_MCARE_TB	DATE	N	N/A	N/A	Format: MM/DD/CCYY

Allow Amt	C_MCARE_ALLOW _AMT	C_HDR_MCARE_TB	S9(7)V99	N	N/A	N/A

Coins Amt	C_MCARE_COINS_AMT	C_HDR_MCARE _TB	S9(7)V99	N	N/A	N/A

Ded Amt	C_MCARE_DED_AMT	C_HDR_MCARE_TB	S9(7)V99	N	N/A	N/A

Paid Amt	C_MCARE_PD_AMT	C_HDR_MCARE _TB	S9(7)V99	N	N/A	N/A

Override Exc	C_OVRRD_EXC_CD	C_HDR_OVRRD_ EXC _TB	X(4)	N	N	N/A	Where Sequence number on the table = “01”

Man Adj Rsn	C_OVRRD_EOB_CD	C_HDR_OVRRD_EOB_TB	X(4)	N	N	N/A	Where Sequence number on the table = “01”

Notes:

1 - For Exam Entry, populated with incremented document number, if available. For Corrections, field is protected.

2 - If changed, only “C=Clear Force”, “F = Force Pay”, or “D = Force Deny” are valid. Force Pay and Force Deny are valid if allowed on Claims Exception Disposition table. If code change is allowed, the User ID field will be populated with the current User ID who made the change. If code change is not allowed, a window error message will appear indicating either “Force Pay” or “Force Deny” is not allowed with the exception and the Exception Disposition code will revert back to its original value.

LEGEND:	For Prot and Req:	A = Always	For Std Edits:	D = Date Edit	V = Valid Value Edit
		C = Conditionally		N= Numeric Edits	S = System Generated
N = Never

GEORGIA MHN CLAIMS SUBSYSTEM WINDOW LAYOUT

EXAM ENTRY / CORRECTION - DENTAL FUNCTIONAL GROUP

DENTAL MAIN PAGE WINDOW

GEORGIA MHN CLAIMS SUBSYSTEM

WINDOW EXHIBIT

EXAM ENTRY/ CORRECTION - DENTAL FUNCTIONAL GROUP

DENTAL MAIN PAGE WINDOW

Field Name	Table Column Name	Table Name	Format	Prot (A,C,N)	Req (A,C,N)	Std Edits	Specifications	Note Ref
Doc	C_HDR_DOC_NUM	C_HDR_TB	X(6)	C	A	S		1

PA	A_ID	C_HDR_TB	X(11)	N	N	N/A

Stat	C_HDR_STAT_CD	C_HDR_TB	X(1)	A	N/A	N/A

Doc Ty	C_BAT_DOC_TY_CD	C_HDR_TB	X(1)	A	N/A	N/A

Clm Type	C_HDR_TY_CD	C_HDR_TB	X(1)	A	N/A	N/A

Txn Type	C_HDR_TXN_TY_CD	C_HDR_TB	X(1)	A	N/A	N/A

Pay Type	C _BAT_ PYMT_TY_CD	C_HDR_TB	X(1)	A	N/A	N/A

Location	C _EXC_LOCN_CD	C_HDR_TB	X(3)	A	N/A	N/A

Lcycl Dt	C _HDR_LST_CYCL_DT	C_HDR_TB	DATE	A	N/A	N/A	Format: MM/DD/CCYY

F/Mi/L (3)	B_LAST_NAM	C_HDR_TB	X(21)	N	N	N/A

F/Mi/L (l)	B_FST_NAM	C_HDR_TB	X(15)	N	N	N/A

F/Mi/L (2)	B_MI_NAM	C_HDR_TB	X(l)	N	N	N/A

DOB	C_ SUBM_CLNT_ DOB_DT	C_HDR_TB	DATE	N	N	D	Format: MM/DD/CCYY

Sex	B_GENDER_CD	C_HDR_TB	X(1)	A	N/A	N/A

Age(Y/M) (l)	C_HDR_CLNT_AGE_YR	C_HDR_TB	9(3)	A	N/A	N/A

Age (Y/M) (2)	C_HDR_CLNT_AGE_MO	C_HDR_TB	9(2)	A	N/A	N/A

Field Name	Table Column Name	Table Name	Format	Prot (A,C,N)	Req (A,C,N)	Std Edits	Specifications	Note Ref
Maj Prog	B_MAJ_PROG_CD	C_HDR_TB	X(1)	A	N/A	N/A
ID	B_ALT_ID	C_HDR_TB	X(13)	N	N	N/A
Other Ins	C_HDR_INSR_CD	C_HDR_TB	X(1)	N	N	N/A	Checkbox. Checked if value is “Y”
Prov ID	C_BLNG_PROV_ID	C_HDR_TB	X(12)	N	N	N/A
Type	C_BLNG_PROV_TY_CD	C_HDR_TB	X(3)	A	N/A	N/A
COS	C_COS_CD	C_HDR_TB
Aid Cat	B_AID_CAT_CD	C_HDR_COE_TB	X(3)	A	N/A	N/A
Place of Service	N/A	N/A	N/A	N/A	N/A	N/A	Grouping
Office	R_PL_OF_SVC_CD	C_LI_TB	X(2)	N	N	N/A		2
Hospital	R_PL_OF_SVC_CD	C_LI_TB	X(2)	N	N	N/A		2
ECF	R_PL_OF_SVC_CD	C_LI_TB	X(2)	N	N	N/A		2
Other	R_PL_OF_SVC_CD	C_LI_TB	X(2)	N	N	N/A		2
Accident	N/A	N/A	N/A	N/A	N/A	N/A	Grouping
Employment	C_DENT_OCCP_IND	C_HDR_DENT_TB	X(1)	N	N	N/A	Checkbox. Checked if value is “Y”
Auto	C_DENT_AUTO_IND	C_HDR_DENT_TB	X(1)	N	N	N/A	Checkbox. Checked if value is “Y”
Other	C_DENT_OTHR_IND	C_HDR_DENT_TB	X(1)	N	N	N/A	Checkbox. Checked if value is “Y”
Li	C_LI_NUM	C_LI_TB	9(3)	A	N/A N/A	N/A
S	C_REIMB_STAT_CD	C_LI_TB	X(1)	A	N/A	N/A
Svc Date	C_LI_FST_DOS_DT	C_LI_TB	DATE	N	N	D	Format: MM/DD/YY
Tooth	R_PROC_TOOTH_CD	C_LI_DENT_TB	X(2)	N	N	N/A

Field Name	Table Column Name	Table Name	Format	Prot (A,C,N)	Req (A,C,N)	Std Edits	Specifications	Note Ref
Surface	C_DENT_1ST_SURF_CD	C_LI_DENT_TB	X(1)	N	N	N/A		3
	C_DENT_2ND_SURF_CD		X(1)
	C_DENT_3RD_SURF_CD		X(1)
	C_DENT_4TH_SURF_CD		X(1)
	C_DENT_5TH_SURF_CD		X(1)
	C_DENT_6TH_SURF_CD		X(1)
PS	R_PL_OF_SVC_CD	C_LI_TB	X(2)	A	N/A	N/A
Proc	R_PROC_CD	C_LI_TB	X(7)	N	N	N/A
S Unit	C_LI_SUBM_UNT_NUM	C_LI_TB	S9(7)V99	N	N	N	Entered/displayed in whole units.
Submit Chrg	C_LI_SUBM_CHRG_AMT	C_LI_TB	S9(7)V99	N	N	N
Allow Chrg	C_LI_ALLW_CHRG_AMT	C_LI_TB	S9(7)V99	A	N/A	N/A
AUnit	C_LI_ALLOW_UNT_NUM	C_LI_TB	S9(7)V99	A	N/A	N/A	Displayed in whole units.
BR	C_BSE_AMT_SRC_CD	C_LI_TB	X(2)	A	N/A	N/A
LI	C_LI_NUM	C_LI_EXC_TB	9(3)	A	N/A	N/A
Exc	R_CLM_EXC_CD	C_LI_EXC_TB	X(4)	A	N/A	N/A
St	R_CLM_EXC_DISP_CD	C_LI_EXC_TB	X(1)	N	A	N/A		4
Clerk ID	C_LI_EXC_CLRK_ID	C_LI_EXC_TB	X(7)	A	N/A	N/A
Tot Chrg	C_TOT_CHRG_AMT	C_HDR_TB	S9(9)V99	N	N	N
COB	C_TOT_TPL_AMT	C_HDR_TB	S9(9)V99	N	N	N
Net	C_TOT_NET_CHRG_AMT	C_HDR_TB	S9(9)V99	N	N	N
Reimb	C_TOT_REIMB_AMT	C_HDR_TB	S9(9)V99	A	N/A	N/A
Sign/Date (1)	C_PROV_SIGN_IND	C_HDR_TB	X(1)	N	N	N/A	Checkbox. Checked if value is “Y”

Field Name	Table Column Name	Table Name	Format	Prot (A,C,N)	Req (A,C,N)	Std Edits	Specifications	Note Ref
Sign/Date (2)	C_BILLED_DT	C_HDR_TB	DATE	N	N	D	Format: MM/DD/CCYY
Notes	C_HDR_RMK_IND	C_HDR_TB	X(1)	N	N	N/A	Checkbox. Checked if value is “Y”
Override Exe	C_OVRRD_EXC_CD	C_HDR_OVRRD_EXC_TB	X(4)	N	N	N/A	Where Line Number on the table = 0, and Sequence Number = 1
Man Adj Rsn	C_OVRRD_EOB_CD	C_HDR_OVRRD_EOB_TB	X(4)	N	N	N/A	Where Line Number on the table = 0, and Sequence Number = 1
Attachments (1)	C_1ST_ATTACH_CD	C_HDR_TB	X(2)	N	N	N/A
Attachments (2)	C_2ND_ATTACH_CD	C_HDR_TB	X(2)	N	N	N/A
Attachments (3)	C_3RD_ATTACH_CD	C_HDR_TB	X(2)	N	N	N/A
Attachments (4)	C_4TH_ATTACH_CD	C_HDR_TB	X(2)	N	N	N/A
Attachments (5)	C_5TH_ATTACH_CD	C_HDR_TB	X(2)	N	N	N/A
Attachments (6)	C_6TH_ATTACH_CD	C_HDR_TB	X(2)	N	N	N/A
Override Location	C_OVRRD_EXC_LCN_CD	C_HDR_TB	X(3)	N	N	N/A
Replcd/Rsn/Repl cmt (1)	C_ADJ_REPLCD_TCN	C_HDR_ADJ_VD_TB	X(17)	A	N/A	N/A
Replcd/Rsn/Repl cmt (2)	C_HDR_ADJ_RSN_CD	C_HDR_ADJ_VD_TB	X(3)	A	N/A	N/A

Notes:

1 - For Exam Entry, populated with incremented document number, if available. For Corrections, protected.

2 - The P_ of Svc code (choice) will appear in each protected field of the PS column where line data is present. If more than 1 choice is selected (checked), the left most choice will only appear in the PS column.

3 - Window field contains seven individual fields. First through seventh characters are mapped to the first through seventh surface codes, respectively.

4 - If changed, only “C=Clear Force”, “F = Force Pay”, or “D = Forced Deny” are valid Force Pay and Force Deny are valid if allowed on Claims Exception Disposition table. If code change is allowed, the Clerk ID field will be populated with the current User ID who made the change. If code change is not allowed, a window error message will appear indicating either “Force Pay” or “Force Deny” is not allowed with the exception and the Exception Disposition code will revert back to its original value.

LEGEND:	For Prot and Req:	A = Always	For Std Edits:	D = Date Edit	V = Valid Value Edit
		C = Conditionally		N = Numeric Edits	S = System Generated

N = Never

Attachment L.5.3

*	ACS Capitation Claim File

01 FIN00262IN.
05 C-TCN-NUM
PIC S9(17).
05 C-REPLCMT-TCN-NUM
PIC S9(17).
05 C-LI-NUM
PIC S9(3).
05 C-HDR-TXN-TY-CD
PIC X(1).
05 C-HDR-TY-CD
PIC X(1).
05 C-HDR-STAT-CD
PIC X(1).
05 C-COS-CD
PIC X(3).
05 C-RNDR-PROV-ID
PIC X(12).
05 P-TY-CD
PIC X(3).
05 P-SPECL-CD
PIC X(3).
05 G-CNTY-CD
PIC X(3).
05 R-PROC-CD
PIC X(7).
05 C-HDR-SVC-FST-DT
PIC X(10).
05 C-HDR-PD-DT
PIC X(10).
05 C-LI-REIMB-AMT
PIC S9(11)V9(2).
05 C-LI-REIMB-UNIT-AMT
PIC S9(7)V9(2).
05 B-MHN-ALT-ID
PIC X(13).
05 B-ALT-ID
PIC X(13).
05 B-LAST-NAM
PIC X(21).
05 B-FST-NAM
PIC X(15).
05 B-RES-CNTY-CD
PIC X(3).
05 C-HDR-CLNT-AGE
PIC S9(4).
05 B-RACE-CD
PIC X(1).
05 B-COE-CD
PIC X(3).

Attachment L.5.4

MEMBER:	N1X44141
NAME:	X-MSTAT-FACILITY-CLMS
SUBSYSTEM:	X Claims History
VERSION:	1
GENERATED:	2004-03-17 14:01:03 REQUESTED BY ACS0924

Medstat Facility (INST)

01 W1X44141-X-MSTAT-FACILITY-CLMS.	S4414
05 W1X44141-C-TCN-NUM
PIC S9(00017).	F1024
05 W1X44141-C-REPLCMT-TCN-NUM
PIC S9(00017).	F0702
05 W1X44141-C-LI-NUM
PIC S9(00003).	F1073
05 W1X44141-C-HDR-STAT-CD
PIC X(00001).	F1020
05 W1X44141-C-REIMB-STAT-CD
PIC X(00001).	F0162
05 W1X44141-C-HDR-TXN-TY-CD
PIC X(00001).	F1030
05 W1X44141-C-HDR-TY-CD
PIC X(00001).	F1031
05 W1X44141-C-HDR-UB92-ADM-DT
PIC X(00010).	F1033
05 W1X44141-C-ADM-SRC-CD
PIC X(00001).	F0138
05 W1X44141-C-TY-OF-ADM-CD
PIC X(00001).	F0137
05 W1X44141-C-PAT-STAT-CD
PIC X(00002).	F0168
05 W1X44141-B-DISCH-DSTN-CD
PIC X(00001).	F6367
05 W1X44141-C-RNDR-PROV-ID
PIC X(00012).	F1089
05 W1X44141-C-TY-OF-BLL-1-2-CD
PIC X(00002).	F1180
05 W1X44141-C-TY-OF-BILL-3-CD
PIC X(00001).	F1179

05 W1X44141-C-HDR-SVC-FST-DT
PIC X(00010).	F1022
05 W1X44141-C-HDR-SVC-LST-DT
PIC X(00010).	F1023
05 W1X44141-C-HDR-PD-DT
PIC X(00010).	F1017
05 W1X44141-C-HDR-WARR-AMT
PIC S9(00013)V9(00002).	F1038
05 W1X44141-C-TOT-REIMB-AMT
PIC S9(00011)V9(00002).	F1028
05 W1X44141-C-LINE-TPL-AMT
PIC S9(00011)V9(00002).	F1029
05 W1X44141-C-LINE-SPDWN-AMT
PIC S9(00007)V9(00002).	F7166
05 W1X44141-C-COPAY-EXEMPT-CD
PIC X(00001).	F4468
05 W1X44141-C-LINE-COPAY-AMT
PIC S9(00007)V9(00002).	F5439
05 W1X44141-C-COS-CD
PIC X(00003).	F0175
05 W1X44141-P-TY-CD
PIC X(00003).	F0204
05 W1X44141-P-SPECL-CD
PIC X(00003).	F2653
05 W1X44141-B-LCKN-TY-CD
PIC X(00004).	F0036
05 W1X44141-C-LI-REF-PROV- ID
PIC X(00012).	F8294
05 W1X44141-G-ZIP5-CD
PIC X(00005).	F1511
05 W1X44141-G-ZIP4-CD
PIC X(00004).	F1510
05 W1X44141-G-CNTY-CD
PIC X(00003).	F2639
05 W1X44141-C-LI-SUBM-CHRG-AMT
PIC S9(00011)V9(00002).	F1091
05 W1X44141-C-LI-ALLW-CHRG-AMT
PIC S9(00011)V9(00002).	F1071
05 W1X44141-C-LI-REIMB-UNT-NUM
PIC S9(00007)V9(00002).	F1088
05 W1X44141-C-LI-FST-DOS-DT
PIC X(00010).	F1080
05 W1X44141-C-CVRD-DAYS-NUM
PIC S9(00004).	F1184
05 W1X44141-R-REV-CD
PIC X(00007).	F2112
05 W1X44141-R-PROC-CD
PIC X(00007).	F2042
05 W1X44141-R-DIAG-CD	F1756
OCCURS 0010 TIMES INDEXED BY W1X44141-R-DIAG-CD-X
PIC X(00010).

05 W1X44141-R-ICD9-CD	F1931
OCCURS 0006 TIMES
INDEXED BY W1X44141-R-ICD9-CD-X
PIC X(00007).
05 W1X44141-R-PL-OF-SVC-CD
PIC X(00002).	F2017
05 W1X44141-R-DRG-CD
PIC X(00005).	F1783
05 W1X44141-R-EMER-TRMT-IND
PIC X(00001).	F1888
05 W1X44141-A-TY-CD
PIC X(00002).	F0150
05 W1X44141-C-LI-FAM-PLNG-IND
PIC X(00001).	F1078
05 W1X44141-C-UB92-DISCH-DT
PIC X(00010).	F1185
05 W1X44141-C-UB92-ADM-HR-CD
PIC X(00002).	F1182
05 W1X44141-C-UB92-DISCH-HR-CD
PIC X(00002).	F1186
05 W1X44141-C-OCC-CD	F0159
OCCURS 0010 TIMES
INDEXED BY W1X44141-C-OCC-CD-X
PIC X(00002).
05 W1X44141-C-UB92-OCC-CD-DT	F1194
OCCURS 0010 TIMES
INDEXED BY W1X44141-C-UB92-OCC-CD-DT-X
PIC X(00010).
05 W1X44141-C-VALU-CD	F0157
OCCURS 0008 TIMES
INDEXED BY W1X44141-C-VALU-CD-X
PIC X(00002).
05 W1X44141-C-UB92-VALU-CD-AMT	F1199
OCCURS 0008 TIMES
INDEXED BY W1X44141-C-UB92-VALU-CD-AMT-X
PIC S9(00007)V9(00002).
05 W1X44141-B-ALT-ID
PIC X(00013).	F0535
05 W1X44141-B-MHN-ALT-ID
PIC X(00013).	F2542
05 W1X44141-B-LAST-NAM
PIC X(00021).	F0639
05 W1X44141-B-FST-NAM
PIC X(00015).	F0637
05 W1X44141-B-GENDER-CD
PIC X(00001).	F0229
05 W1X44141-B-DOB-DT
PIC X (00010).	F0601
05 W1X44141-B-RES-CNTY-CD
PIC X(00003).	F1394

05 W1X44141-C-HDR-CLNT-AGE
PIC S9(00004).	F0971
05 W1X44141-B-RACE-CD
PIC X(00001).	F0230
05 W1X44141-B-COE-CD
PIC X(00003).	F2678
05 W1X44141-C-MCARE-PD-AMT
PIC S9 (00011)V9 (00002).	F1110
05 W1X44141-C-LI-MCARE-PD-AMT
PIC S9(00011)V9(00002).	F1085
05 W1X44141-C-MCARE-COINS-AMT
PIC S9(00011)V9(00002).	F1013
05 W1X44141-C-LI-MCARE-COI-AMT
PIC S9(00011)V9(00002).	F1107
05 W1X44141-C-MCARE-DED-AMT
PIC S9(00011)V9(00002).	F1108
05 W1X44141-C-LI-MCARE-DED-AMT
PIC S9(00011)V9(00002).	F1084
05 W1X44141-C-REMARK-CD	F5651
OCCURS 0010 TIMES
INDEXED BY W1X44141-C-REMARK-CD-X
PIC X(00005).
05 W1X44141-C-DRG-PYMT-AMT
PIC S9(00009)V9(00002).	F7041
05 W1X44141-C-REPLCD-TCN-NUM
PIC S9(00017).	F0701
05 W1X44141-R-CLM-EXC-CD	F1737
OCCURS 0010 TIMES
INDEXED BY W1X44141-R-CLM-EXC-CD-X
PIC X(00004).
05 W1X44141-C-HDR-COPAY-AMT
PIC S9(00007)V9(00002).
05 W1X44141-C-HDR-SPDWN-AMT
PIC S9(00007)V9(00002).
05 W1X44141-C-HDR-TPL-AMT
PIC S9(00011)V9(00002).
05 W1X44141-C-LI-REIMB-AMT
PIC S9(00011)V9(00002).
05 W1X44141-C-HDR-FAM-PLNG-IND
PIC X(00001).

Attachment L.5.5

MEMBER:	W1X43921
NAME:	X-MSTAT-PROF-CLMS
SUBSYSTEM:	X Claims History
VERSION:	1
GENERATED:	2004-03-17 14:01:03 REQUESTED BY ACS0924

Medstat Professional (MED)

01. W1X43921-X-MSTAT-PROF-CLMS.	S4392
05 W1X43921-C-TCN-NUM
PIC S9(00017).	F1024
05 W1X43921-C-REPLCMT-TCN-NUM
PIC S9(00017).	F0702
05 W1X43921-C-LI-NUM
PIC S9(00003).	F1073
05 W1X43921-A-TY-CD
PIC X(00002).	F0150
05 W1X43921-C-HDR-STAT-CD
PIC X(00001).	F1020
05 W1X43921-C-REIMB-STAT-CD
PIC X(00001).	F0162
05 W1X43921-C-HDR-TXN-TY-CD
PIC X(00001).	F1030
05 W1X43921-C-HDR-TY-CD
PIC X(00001).	F1031
05 W1X43921-C-HDR-PD-DT
PIC X(00010).	F1017
05 W1X43921-C-HDR-WARR-AMT
PIC S9(00013)V9(00002).	F1038
05 W1X43921-C-TOT-REIMB-AMT
PIC S9(00011)V9(00002).	F1028
05 W1X43921-C-LINE-TPL-AMT
PIC S9(00011)V9(00002).	F1029
05 W1X43921-C-COPAY-EXEMPT-CD
PIC X(00001).	F4468
05 W1X43921-C-LINE-COPAY-AMT
PIC S9(00007)V9(00002).	F5439
05 W1X43921-C-LINE-SPDWN-AMT
PIC S9(00007)V9(00002).	F7166

05 W1X43921-C-LI-ALLW-CHRG-AMT
PIC S9(00011)V9(00002).	F1071
05 W1X43921-C-LI-SUBM-CHRG-AMT
PIC S9(00011)V9(00002).	F1091
05 W1X43921-C-LI-REIMB-UNT-NUM
PIC S9(00007)V9(00002).	F1088
05 W1X43921-C-LI-FST-DOS-DT
PIC X(00010).	F1080
05 W1X43921-C-LI-LAST-DOS-DT
PIC X(00010).	F1083
05 W1X43921-C-COS-CD
PIC X(00003).	F0175
05 W1X43921-R-DIAG-CD	F1756
OCCURS 0004 TIMES
INDEXED BY W1X43921-R-DIAG-CD-X
PIC X(00010).
05 W1X43 921-R-PROC-CD
PIC X(00007).	F2042
05 W1X43921-C-PROC-MOD-1ST-CD
PIC X(00002).	F0489
05 W1X43921-C-PROC-MOD-2ND-CD
PIC X(00002).	F0490
05 W1X43921-C-PROC-MOD-3RD-CD
PIC X(00002).	F6083
05 W1X43921-C-PROC-MOD-4TH-CD
PIC X(00002).	F9773
05 W1X43921-C-LI-REF-PROV-ID
PIC X(00012).	F8294
05 W1X43921-C-REFERRAL-ID
PIC X(00012).	F7033
05 W1X43921-B-LCKN-TY-CD
PIC X(00004).	F0036
05 W1X43921-C-RNDR-PROV-ID
PIC X(00012).	F1089
05 W1X43921-P-TY-CD
PIC X(00003).	F0204
05 W1X43921-P-SPECL-CD
PIC X(00003).	F2653
05 W1X43921-G-CNTY-CD
PIC X(00003).	F2639
05 W1X43921-G-ZIP5-CD
PIC X(00005).	F1511
05 W1X43921-G-ZIP4-CD
PIC X(00004).	F1510
05 W1X43921-R-PL-OF-SVC-CD
PIC X(00002).	F2017
05 W1X43921-C-LI-FAM-PLNG-IND
PIC X(00001) .	F1078
05 W1X43921-B-MHN-ALT-ID
PIC X(00013) .	F2542
05 W1X43921-B-ALT-ID
PIC X(00013).	F0535

05 W1X43921-B-DOB-DT
PIC X(00010).	F0601
05 W1X43921-B-GENDER-CD
PIC X(00001).	F0229
05 W1X43921-B-LAST-NAM
PIC X(00021).	F0639
05 W1X43921-B-FST-NAM
PIC X(00015).	F0637
05 W1X43921-B-RES-CNTY-CD
PIC X(00003).	F1394
05 W1X43921-C-HDR-CLNT-AGE
PIC S9(00004).	F0971
05 W1X43921-B-RACE-CD
PIC X(00001).	F0230
05 W1X43921-B-COE-CD
PIC X(00003).	F2678
05 W1X43921-C-MCARE-PD-AMT
PIC S9(00011)V9(00002).	F1110
05 W1X43921-C-LI-MCARE-PD-AMT
PIC S9(00011)V9(00002).	F1085
05 W1X43921-C-MCARE-COINS-AMT
PIC S9(00011)V9(00002).	F1013
05 W1X43921-C-LI-MCARE-COI-AMT
PIC S9(00011)V9(00002).	F1107
05 W1X43921-C-MCARE-DED-AMT
PIC S9(00011)V9(00002).	F1108
05 W1X43921-C-LI-MCARE-DED-AMT
PIC S9(00011)V9(00002).	F1084
05 W1X43921-C-REMARK-CD	F5651
OCCURS 0010 TIMES
INDEXED BY W1X43921-C-REMARK-CD-X
PIC X(00005).
05 W1X43921-C-REPLCD-TCN-NUM
PIC S9(00017).	F0701
05 W1X43921-R-CLM-EXC-CD	F1737
OCCURS 0010 TIMES
INDEXED BY W1X43921-R-CLM-EXC-CD-X
PIC X(00004).
05 W1X43921-C-HDR-COPAY-AMT
PIC S9(00007)V9(00002).	F5439
05 W1X43921-C-HDR-SPDWN-AMT
PIC S9(00007)V9(00002).	F7166
05 W1X43921-C-HDR-TPL-AMT
PIC S9(00011)V9(00002).	F1029
O5 W1X43921-C-LI-REIMB-AMT
PIC S9(00011)V9(00002).	F1028

Attachment L.5.6

ACS Provider File

01 PRV00262IN.
05 PROVID
PIC X(12).
05 PROVNAME
PIC X(50).
05 P-LOC-ADDR-G-LINE1-AD
PIC X(50).
05 P-LOC-ADDR-G-LINE2-AD
PIC X(50).
05 P-LOC-ADDR-G-CITY-NAM
PIC X(20).
05 P-LOC-ADDR-G-ST-CD
PIC X(2).
05 PROVZIP
PIC X(5).
05 P-LOC-ADDR-G-ZIP4-CD
PIC X(4).
05 P-LOC-ADDR-G-CNTY-CD
PIC X(3).
05 P-LOC-ADDR-G-PHON-NUM
PIC X(10).
05 P-SSN-NUM
PIC X(9).
05 P-COHORT-l-Gender-1
PIC X(1).
05 P-COHORT-1-LO-AGE-l
PIC X(4).
05 P-COHORT-1-HI-AGE-l
PIC X(4).
05 P-COHORT-l-Gender-2
PIC X(1).
05 P-COHORT-1-LO-AGE-2
PIC X(4).
05 P-COHORT-1-HI-AGE-2
PIC X(4).
05 P-COHORT-l-Gender-3
PIC X(1).
05 P-COHORT-1-LO-AGE-3
PIC X(4).
05 P-COHORT-1-HI-AGE-3
PIC X(4).
05 P-COHORT-2-Gender-l
PIC X(1).
05 P-COHORT-2-LO-AGE-l
PIC X(4).
05 P-COHORT-2-HI-AGE-l
PIC X(4).
05 P-COHORT-2-Gender-2
PIC X(1).
05 P-COHORT-2-LO-AGE-2
PIC X(4).
05 P-COHORT-2-HI-AGE-2
PIC X(4).
05 P-COHORT-2-Gender-3
PIC X(1).
05 P-COHORT-2-LO-AGE-3
PIC X(4).
05 P-COHORT-2-HI-AGE-3
PIC X(4).

05 P-COHORT-3-Gender-1
PIC X(1).
05 P-COHORT-3-LO-AGE-1
PIC X(4).
05 P-COHORT-3-HI-AGE-1
PIC X(4).
05 P-COHORT-3-Gender-2
PIC X(1).
05 P-COHORT-3-LO-AGE-2
PIC X(4).
05 P-COHORT-3-HI-AGE-2
PIC X(4).
05 P-COHORT-3-Gender-3
PIC X(1).
05 P-COHORT-3-LO-AGE-3
PIC X(4).
05 P-COHORT-3-HI-AGE-3
PIC X(4).
05 P-COHORT-4-Gender-1
PIC X(1).
05 P-COHORT-4-LO-AGE-1
PIC X(4).
05 P-COHORT-4-HI-AGE-1
PIC X(4).
05 P-COHORT-4-Gender-2
PIC X(1).
05 P-COHORT-4-LO-AGE-2
PIC X(4).
05 P-COHORT-4-HI-AGE-2
PIC X(4).
05 P-COHORT-4-Gender-3
PIC X(1).
05 P-COHORT-4-LO-AGE-3
PIC X(4).
05 P-COHORT-4-HI-AGE-3
PIC X(4).
05 P-COHORT-5-Gender-1
PIC X(1).
05 P-COHORT-5-LO-AGE-1
PIC X(4).
05 P-COHORT-5-HI-AGE-1
PIC X(4).
05 P-COHORT-5-Gender-2
PIC X(1).
05 P-COHORT-5-LO-AGE-2
PIC X(4).
05 P-COHORT-5-HI-AGE-2
PIC X(4).
05 P-COHORT-5-Gender-3
PIC X(1).
05 P-COHORT-5-LO-AGE-3
PIC X(4).
05 P-COHORT-5-HI-AGE-3
PIC X(4).
05 P-DEA-NUM
PIC X(11).
05 P-FED-TAX-ID
PIC X(9).
05 P-FED-TAXID-BEG-DT
PIC X(10).
05 P-FED-TAXID-END-DT
PIC X(10).
05 P-LIC-NUM
PIC X(10).
05 P-LOCN-CD
PIC X(1).

05 P-NCPDP-NUM
PIC X(9).
05 P-NPI-NUM
PIC X(12).
05 P-TY-CD
PIC X(3).
05 P-INDIV-GRP-CD
PIC X(1).
05 P-AFFIL-GROUP-P-ID-1
PIC X(12).
05 P-AFFIL-PCP-IND-1
PIC X(1).
05 P-AFFIL-GROUP-P-ID-2
PIC X(12).
05 P-AFFIL-PCP-IND-2
PIC X(1).
05 P-AFFIL-GROUP-P-ID-3
PIC X(12).
05 P-AFFIL-PCP-IND-3
PIC X(1).
05 P-AFFIL-GROUP-P-ID-4
PIC X(12).
05 P-AFFIL-PCP-IND-4
PIC X(1).
05 P-AFFIL-GROUP-P-ID-5
PIC X(12).
05 P-AFFIL-PCP-IND-5
PIC X(1).
05 P-COS-Cd-1
PIC X(3).
05 P-COS-STAT-CD-1
PIC X(2).
05 P-COS-STAT-EFF-DT-1
PIC X(10).
05 P-COS-STAT-END-DT-1
PIC X(10).
05 P-COS-Cd-2
PIC X(3).
05 P-COS-STAT-CD-2
PIC X(2).
05 P-COS-STAT-EFF-DT-2
PIC X(10).
05 P-COS-STAT-END-DT-2
PIC X(10).
05 P-COS-Cd-3
PIC X(3).
05 P-COS-STAT-CD-3
PIC X(2).
05 P-COS-STAT-EFF-DT-3
PIC X(10).
05 P-COS-STAT-END-DT-3
PIC X(10).
05 P-COS-Cd-4
PIC X(3).
05 P-COS-STAT-CD-4
PIC X(2).
05 P-COS-STAT-EFF-DT-4
PIC X(10).
05 P-COS-STAT-END-DT-4
PIC X(10).
05 P-COS-Cd-5
PIC X(3).
05 P-COS-STAT-CD-5
PIC X(2).
05 P-COS-STAT-EFF-DT-5
PIC X(10).

05 P-COS-STAT-END-DT-5
PIC X(10).
05 P-CURR-MBR-NUM
PIC X(7).
05 P-NTRPRS-ID
PIC X(9).
05 P-ID-GROUP-ID
PIC X(12).
05 FILLER
PIC X(10).
05 P-PAYEE-ADR-G-LINE1
PIC X(50).
05 P-PAYEE-ADR-G-LINE2
PIC X(50).
05 P-PAYEE-ADR-G-CITY
PIC X(20).
05 P-PAYEE-ADR-G-ST-CD
PIC X(2).
05 P-PAYEE-ADR-G-ZIP5-CD
PIC X(5).
05 P-PAYEE-ADR-G-ZIP4-CD
PIC X(4).
05 P-MAIL-ADR-G-LINE1-AD
PIC X(50).
05 P-MAIL-ADR-G-LINE2-AD
PIC X(50).
05 P-MAIL-ADR-G-CITY-NAM
PIC X(20).
05 P-MAIL-ADR-G-ST-CD
PIC X(2).
05 P-MAIL-ADR-G-ZIP5-CD
PIC X(5).
05 P-MAIL-ADR-G-ZIP4-CD
PIC X(4).

Attachment L.5.7

MEMBER:	W1B44071
NAME:	B-STD-MBR-EXT2

This is the unpacked copybook layout of the standardized member extract.

01 W1B44071-B-STD-MBR-EXT2.
05 W1B44071-B-STD-MBR-MISC2.	S2479
10 W1B44071-B-SYS-ID
PIC 9(9).	F0694
10 W1B44071-B-SSN-NUM
PIC X(9).	F0686
10 W1B44071-B-CAL-DOB-DT
PIC X(8).	F0302
10 W1B44071-B-MCARE-ID
PIC X(12).	F0623
10 W1B44071-B-MHN-ALT-ID
PIC X(13).	F2542
10 W1B44071-B-LAST-NAM
PIC X(21).	F0639
10 W1B44071-B-FST-NAM
PIC X(15).	F0637
10 W1B44071-B-MI-NAM
PIC X(1).	F0640
10 W1B44071-B-SFX-NAM
PIC X(3).	F3599
10 W1B44071-B-GENDER-CD
PIC X(1).	F0229
10 W1B44071-B-CAL-DOD-DT
PIC X(8).	F2903
10 W1B44071-B-RACE-CD
PIC X(1).	F0230
10 W1B44071-B-ETH-CD
PIC X(1).	F8717
10 W1B44071-B-RES-CNTY-CD
PIC X(3).	F1394
10 W1B44071-B-LIV-ARRANGE-CD
PIC X(2).	F8539

10 W1B44071-B-CONFID-CD
PIC X(1).	F5609
10 W1B44071-B-MRTL-STAT-CD
PIC X(1).	F2715
10 W1B44071-B-RPT-APPL-DT
PIC X(8).	F8986
10 W1B44071-B-AP-LAST-NAM
PIC X(21).	F9579
10 W1B44071-B-AP-FST-NAM
PIC X(15).	F7281
10 W1B44071-B-AP-MI-NAM
PIC X(1).	F9641
10 W1B44071-B-AP-SFX-NAM
PIC X(3).	F7750
10 W1B44071-B-AP-SSN-NUM
PIC X(9).	F4099
10 W1B44071-B-AP-RPT-DOB-DT
PIC X(8).	F8643
10 W1B44071-B-AP-GENDER-CD
PIC X(1).	F9217
10 W1B44071-B-AP-EMPLR-NAM
PIC X(40).	F7691
10 W1B44071-B-CUSTD-LAST-NAM
PIC X(21).	F6138
10 Wl B44071-B-CUSTD-FST-NAM
PIC X(15).	F5079
10 W1B44071-B-CUSTD-MI-NAM
PIC X(1).	F4731
10 W1B44071-B-CUSTD-SFX-NAM
PIC X(3).	F9121
10 W1B44071-B-CUSTD-SSN-NUM
PIC X(9).	F7346

10 W1B44071-B-AP-CRT-ORD-IND
PIC X(1).	F5692
10 W1B44071-B-RPT-PREG-DUE-DT
PIC X(8).	F9596
10 W1B44071-B-RPT-PREG-TRM-DT
PIC X(8).	F7032
10 W1B44071-G-EMAIL-AD
PIC X(50).	F4329
05 W1B44071-B-STD-MBR-CASE2.	S3132
10 W1B44071-B-CASE-NUM
PIC X(12).	F0586
10 W1B44071-B-MAJ-PROG-CD
PIC X(1).	F4429
10 W1B44071-B-CASE-HH-SYS-ID
PIC 9(9).	F9515
10 W1B44071-B-CASE-HH-SSN-NUM
PIC X(9).	F1134
10 W1B44071-B-CASE-HH-LAST-NAM
PIC X(21).	F8118
10 W1B44071-B-CASE-HH-FST-NAM
PIC X(15).	F7420
10 W1B44071-B-CASE-HH-MI-NAM
PIC X(1).	F3388
10 W1B44071-B-CASE-HH-SFX-NAM
PIC X(3).	F2700
10 W1B44071-B-CASE-ADLT-SZ-NUM
PIC 9(2).	F7791
10 W1B44071-B-CASE-CHLD-SZ-NUM
PIC 9(2).	F7413
10 W1B44071-B-CASE-TOT-GRS-AMT
PIC 9(7)v9(2).	F8509
10 W1B44071-B-CASE-TOT-NET-AMT
PIC 9(7)v9(2).	F5189
10 W1B44071-B-CASE-GRS-ERN-AMT
PIC 9(7)v9(2).	F7056

10 W1B44071-B-CASE-NET-ERN-AMT
PIC 9(7)v9(2).	F7499
10 W1B44071-B-CASE-GRS-UEA-AMT
PIC 9(7)v9(2).	F4983
10 W1B44071-B-CASE-NET-UEA-AMT
PIC 9(7)v9(2).	F5781
10 W1B44071-B-CASE-TOT-RES-AMT
PIC 9(7)v9(2).	F9666
10 W1B44071-B-REP-LAST-NAM
PIC X(21).	F9311
10 W1B44071-B-REP-FST-NAM
PIC X(15).	F8349
10 W1B44071-B-REP-MI-NAM
PIC X(1).	F7356
10 W1B44071-B-REP-SFX-NAM
PIC X(3).	F9867
10 W1B44071-B-REP-TYPE-CD
PIC X(2).	F7430
10 W1B44071-G-PHON-NUM
PIC X(10).	F1610
10 W1B44071-G-PHON-EXT-NUM
PIC X(5).	F7175
05 W1B44072-B-STD-MBR-RES-ADR.	S4962
10 W1B44072-G-LINE1-AD
PIC X(50).	F1507
10 W1B44072-G-LINE2-AD
PIC X(50).	F1508
10 W1B44072-G-CITY-NAM
PIC X(20).	F1506
10 W1B44072-G-ST-CD
PIC X(2).	F2638
10 W1B44072-G-ZIP5-CD
PIC X(5).	F1511
10 W1B44072-G-ZIP4-CD
PIC X(4).	F1510
10 W1B44072-B-RES-CNTY-CD
PIC X(3).	F1394
05 W1B44073-B-STD-MBR-MLG-ADR.	S6382
10 W1B44073-G-LINE1-AD
PIC X(50).	F1507
10 W1B44073-G-LINE2-AD
PIC X(50).	F1508

10 W1B44073-G-CITY-NAM
PIC X(20).	F1506
10 W1B44073-G-ST-CD
PIC X(2).	F2638
10 W1B44073-G-ZIP5-CD
PIC X(5).	F1511
10 W1B44073-G-ZIP4-CD
PIC X(4).	F1510
10 W1B44073-B-RES-CNTY-CD
PIC X(3).	F1394
05 W1B44074-B-STD-MBR-COE2
OCCURS 36 TIMES
INDEXED BY W1B44074-B-STD-MBR-COE2-X.	S3372
10 W1B44074-B-MAJ-PROG-CD
PIC X(1).	F4429
10 W1B44074-B-COE-CD
PIC X(3).	F2678
10 W1B44074-B-RPT-ELIG-BEG-DAT
PIC X(8).	F9337
10 W1B44074-B-RPT-ELIG-END-DAT
PIC X(8).	F4784
10 W1B44074-B-ELIG-TERM-RSN-CD
PIC X(3).	F8848
10 W1B44074-B-ALT-ID
PIC X(13).	F0535
10 W1B44074-B-RES-CNTY-CD
PIC X(3).	F1394
10 W1B44074-B-CASE-NUM
PIC X(12).	F0586
10 W1B44074-B-REL-HEAD-HH-CD
PIC X(2).	F2676
10 W1B44074-B-EMA-IND
PIC X(1).	F4348
10 W1B44074-B-CRSPD-PROG-CD
PIC X(1).	F9412
10 W1B44074-B-RPT-FDAY-LIAB-DT
PIC X(8).	F7343
10 W1B44074-B-FST-DAY-LIAB-AMT
PIC 9(7)v9(2).	F4457
10 W1B44074-B-FST-DAY-LIAB-CD
PIC X(1).	F4469

05 W1B44071-B-STD-MBR-RETRO
OCCURS 6 TIMES
INDEXED BY W1B44071-B-STD-MBR-RETRO-X.	S9506
10 W1B44071-B-RETRO8-EFF-DT
PIC X(8).	F8899
10 W1B44071-B-RETRO8-BEG-DT
PIC X(8).	F5121
10 W1B44071-B-RETRO8-END-DT
PIC X(8).	F3478
05 W1B44071-B-STD-MBR-LCKN
OCCURS 18 TIMES
INDEXED BY W1B44071-B-STD-MBR-LCKN-X.	S3707
10 W1B44071-B-LCKN-TY-CD
PIC X(4).	F0036
10 W1B44071-B-RPT-LCKN-BEG-DT
PIC X(8).	F9316
10 W1B44071-B-RPT-LCKN-END-DT
PIC X(8).	F4580
10 W1B44071-H-PLN-ID
PIC X(4).	F1402
10 W1B44071-P-ID
PIC X(12).	F1563
10 W1B44071-B-LCKN-ASGN-RSN-CD
PIC X(4).	F1440
10 W1B44071-B-LCKN-CHG-RSN-CD
PIC X(3).	F0207
05 W1B44072-B-STD-MBR-MCARE
OCCURS 36 TIMES
INDEXED BY W1B44072-B-STD-MBR-MCARE-X.	S8826
10 W1B44072-B-MCARE-ID
PIC X(12).	F0623
10 W1B44072-B-MCARE-CD
PIC X(1).	F7924
10 W1B44072-B-RPT-MCARE-BEG-DT
PIC X(8).	F3642
10 W1B44072-B-RPT-MCARE-END-DT
PIC X(8).	F4019

10 W1B44072-B-MCARE-HMO-C-NUM
PIC X(5).	F9534
10 W1B44072-B-MCARE-ELIG-CD
PIC X(2).	F8576
05 W1B44071-B-STD-MBR-LTC
OCCURS 24 TIMES
INDEXED BY W1B44071-B-STD-MBR-LTC-X.	S4238
10 WlB44071-B-RPT-LTC-BEG-DT
PIC X(8).	F8706
10 WlB44071-B-RPT-LTC-END-DT
PIC X(8).	F4044
10 W1B44071-B-LVL-OF-CARE-CD
PIC X(3).	F5075
10 W1B44071-P-ID
PIC X(12).	F1563
10 W1B44071-B-NH-STAT-CD
PIC X(1).	F8018
05 W1B44071-B-STD-MBR-LTC-PAT-LI2
OCCURS 24 TIMES
INDEXED BY W1B44071-B-STD-MBR-LTC-PAT-LI2-X.	S2852
10 W1B44071-B-RPT-LIAB-BEG-DT
PIC X(8).	F5127
10 W1B44071-B-PAT-LIAB-TY-CD
PIC X(1).	F5944
10 W1B44071-B-LTC-LIAB-AMT
PIC 9(5)v9(2).	F8951
10 W1B44071-B-RPT-LIAB-END-DT
PIC X(8).	F5649
05 W1B44071-B-STD-MBR-ALT-ID
OCCURS 6 TIMES
INDEXED BY W1B44071-B-STD-MBR-ALT-ID-X.	S5423
10 W1B44071-B-ALT-ID
PIC X(13).	F0535
10 W1B44071-B-ALT-ID-TY-CD
PIC X(3).	F8995

05 W1B44071-G-AUD-ADD-DT
PIC X(10).	F2628
05 FILLER
PIC X(14).	F0000

Attachment L.5.8 Attached document titled L.5.8 and L.5.9.

Attachment L.5.9 Attached document titled L.5.8 and L.5.9.

Attachment L.5.10

Georgia Registry of Immunization Transactions and Services –

Flat File Specification Version 5.0 (Revised 09/30/2004)

Immunization data is passed to the central registry using three flat files containing client, immunization, and comment information (optional) respectively. The files will be linked via a 24-character Record Identifier supplied by the provider of the file. This identifier will uniquely identify each client and will appear in each immunization and comment (optional) record to link the immunization and comment (optional) to the client. Character fields need to be left justified and blank-filled, number fields right justified and blank-filled, and date fields in format MMDDYYYY with leading zeroes. If a site is unable to supply any information for a specified field, the entire field needs be filled with blanks.

Below are the fields to include in each of the files. Files need to be generated using the ASCII character set. Records will be fixed length and need to be terminated with a carriage return/line feed.

Client Data

Column	Data type	Pos #	Required	Default	Notes
Record Identifier	Char (24)	1	Y		Supplied by sender, used to link a Client to Immunization records.
Client Status	Char (1)	25		A	Use the IR code set for Client Status.
First Name	Char (25)	26	Y		If client does not have a first name, “NO FIRST NAME” must be entered in this field.
Middle Name	Char (25)	51
Last Name	Char (35)	76	Y
Name Suffix	Char (10)	111			JR, III, etc.
Birth Date	Date (8)	121	Y		MMDDYYYY
Death Date	Date (8)	129			MMDDYYYY
Mothers First Name	Char (25)	137			These are mandatory fields in IR. However, if the information is unavailable for historical records, fill these fields with blanks.
Mothers Maiden Last Name	Char (35)	162

Column	Data type	Pos #	Required	Default	Notes
Sex (Gender)	Char (1)	197			Use the IR code set for Sex (Gender).
Race	Char (1)	198			Use the IR code set for Race.
Ethnicity	Char (2)	199			Use the IR code set for Ethnicity.
SSN	Char (9)	201
Contact Allowed	Char (2)	210		02	Controls whether notices are sent. Use the IR code set for Contact. If <null> default to 02 ‘Yes’.
Consent to Share	Char (1)	212		<null>	Controls visibility of records to other organizations. Use Y, N, or <null> (unknown).
Chart Number	Char (20)	213			Identifier within the sending organization’s system. Mandatory for organizations exchanging data for HEDIS reporting.
Responsible Party First Name	Char (25)	233
Responsible Party Middle Name	Char (25)	258
Responsible Party Last Name	Char (35)	283
Responsible Party Relationship	Char (2)	318			Use the IR code set for Relationship. If Responsible Party name is entered and Relationship = “” or null, relationship defaults to 21 - Unknown.
Street Address	Char (55)	320			Residential address of responsible person. If the mailing address line is NOT populated, the street address will appear on mailing labels, client reports and online display screens.
Mailing Address Line	Char (55)	375			Mailing address of responsible person. Use if mailing address is different from street address. If the mailing address is populated, it is the address that will appear on mailing labels, client reports and online display screens.
Other Address Line	Char (55)	430
City	Char (52)	485
State	Char (2)	537
Zip	Char (9)	539			If +4 zip is used, the first 5 characters and second 4 characters are concatenated into a single value, without separators.
County	Char (5)	548			Use the IR code set for County.

Column	Data type	Pos #	Required	Default	Notes
Phone	Char (17)	553			Format as digits only starting with the area code, ex. 4041234567.
Sending Organization	Char (5)	570

This is ID of the provider organization that owns this client and corresponding immunization records. Contact the Help Desk for the appropriate organization ID.

* This field is optional if an organization is sending all of its own records. This field is required if an organization other than the organization that owns the record(s) is transmitting this file.

Eligibility Code	Char (3)	575	*either on client or imm record for new imms.	V00 – on new clients with historical imms.	Indicates the eligibility of the client. If a valid eligibility code is not received on the client or on the immunization record for a new immunization, the immunization will be rejected. Use the IR code set for Eligibility.
Eligibility Effective date	Date (8)	578			MMDDYYYY This is the effective date of the client’s eligibility code. For existing clients, the effective date on the incoming client record is compared to the effective date on the database. If the eligibility date on the incoming record is more recent, the client eligibility is updated with the incoming eligibility code and effective date. The client eligibility may be different from the immunization eligibility code.

Immunization Data

Column	Data type	Pos #	Required	Default	Notes
Client Record Identifier	Char (24)	1	Y		Supplied by sender, used to link Immunizations to a Clients record.
Vaccine Group	Char (16)	25	*		Use the IR code set for Vaccine Codes. *Either Vaccine Group or CPT Code or Trade Name is required. Order of preference: Trade Name, CPT, Vaccine Group
CPT Code	Char (5)	41	*
Trade Name	Char (24)	46	*
Vaccination Date	Date (8)	70	Y		MMDDYYYY
Administration Route Code	Char (2)	78			Use the IR code set for Administration Route.
Body Site Code	Char (4)	80			Use the IR code set for Body Site.
Reaction Code	Char (8)	84			Use the IR code set for Reaction.
Manufacturer Code	Char (4)	92			Use the IR code set for Manufacturers.
Immunization Information Source	Char (2)	96	*	01	Indicates whether this immunization was administered by your organization (from inventory entered in GRITS) or the immunization information is historical from client record. Use the IR code set for Immunization Information Source. Note: For organizations set up to decrement new immunizations from GRITS inventory via data exchange, this field is mandatory.
Lot Number	Char (30)	98			Immunizations stored in GRITS as historical records will not correspond to GRITS inventory; however, the Lot Number will be stored as historical information. Note: For organizations set up to decrement new immunizations from GRITS inventory via data exchange, this field is mandatory.
Provider Name	Char (50)	128			The historical provider name.
Administered By Name	Char (50)	178			The name of the person who administered the vaccination.
Site Name	Char (30)	228			The Site Name or Site ID of the clinic site where the vaccination occurred. Note: For organizations set up to decrement new immunizations from GRITS inventory via data exchange, this field is mandatory if the organization has multiple sites to ensure inventory is deducted from the appropriate site.
Sending Organization	Char (5)	258			This is ID of the provider organization that owns this client and

Column	Data type	Pos #	Required	Default	Notes

corresponding immunization records. Contact the Help Desk for the appropriate organization ID.

* This field is optional if an organization is sending all of its own records. This field is required if an organization other than the organization that owns the record(s) is transmitting this file.

Eligibility Code	Char (3)	263	*either on client or imm record for new imms.	V00 on historic.	Indicates the eligibility of the client at the time the vaccine was administered. If a valid eligibility is not received on the client or on the immunization record for a new immunization, the immunization will be rejected. Use the IR code set for Eligibility.

Comment Code (Optional File - But Recommended)

Column	Data type	Pos #	Required	Default	Notes
Client Record Identifier	Char (24)	1	Y		Supplied by sender, used to link Comments to a Clients record. This field is required if a comment code is being sent.
Comment Code	Char (2)	25	Y		Use the IR code set for Comments.
Applies to Date	Date (8)	27	Y		The date to which the comment applies. MMDDYYYY
Observation Method	Char (4)	35			For Varicella use only – Use IR code set for OBMETHOD

Example

Records need to be blank filled. In the following example, blanks are represented with the ‘*’ character for illustrative purposes.

Client Record

*****************12345ALAUREN*****************RAE*******************MAERZ***************************

********08141985********GAIL*********************CARPENTER******************FWNH*******02Y**************

***33THOMAS*****************RAPHAEL****************MAERZ**************************33125*WEST*STRE

ET***********************************************************************************

****************FULTON**************************GA535291234GA121*******4049876543***

*V0110091985

Immunization Record

*******************12345DTAP***************TETRAMUNE************10091985**************00********************

*****************************************************************************************************

*****************************V01

Comment Code Record

*********************123453310091985SERO

Table Item	Code	Description
Administration Route	ID	Intradermal
	IM	Intramuscular
	IN	Intranasal
	IV	Intravenous
	PO	Oral
	SC	Subcutaneous
	TD	Transdermal

Body Site	LA	Left Ann
	LG	Left Gluteous Medius
	LT	Left Thigh
	LD	Left Deltoid
	LVL	Left Vastus Lateralis
	LLFA	Left Lower Forearm
	RA	Right Arm
	RG	Right Gluteous Medius
	RT	Right Thigh
	RD	Right Deltoid
	RVL	Right Vastus Lateralis
	RLFA	Right Lower Forearm

Client Status	A	Active
	N	Inactive
	P	Permanently Inactive – Deceased Clients

Comments	03	Allergy to baker’s yeast (anaphylactic)
	04	Allergy to egg ingestion (anaphylactic)
	05	Allergy to gelatin (anaphylactic)
	06	Allergy to neomycin (anaphylactic) MMR & IPV
	07	Allergy to Streptomycin (anaphylactic)
	08	Allergy to Thimerosal (anaphylactic)
	15	Encephalopathy within 7 days of previous dose of DTP

Table Item	Code	Description
	18	Guillain-Barre Syndrome (GBS) within 6 weeks after DTP/DTaP
	21	Current acute illness, moderate to severe (with or without fever)(e.g. diarrhea, otitis media, vomiting)
	22	Chronic illness (e.g., chronic gastrointestinal disease)
	23	Immune globulin(IG) administration, recent or simultaneous
	26	Serologic immunity: hepatitis B
	27	Serologic immunity: measles
	28	Serologic immunity: mumps
	31	Serologic immunity: rubella
	33	Immunity: Varicella (chicken pox)
	34	Immunodeficiency (family history)
	35	Immunodeficiency (household contact)
	36	Immunodeficiency (in recipient) OPV & MMR & VZV
	37	Neurologic disorders, underlying (seizure disorder)
	39	Pregnancy (in recipient)
	40	Thrombocytopenia
	41	Thrombocytopenia purpura (history)

Contact	01	No contact allowed – Notices are not to be sent.
	02	Contact Allowed – Notices will be sent.

County	GA001	APPLING
	GA003	ATKINSON
	GA005	BACON
	GA007	BAKER
	GA009	BALDWIN
	GA011	BANKS
	GA013	BARROW
	GA015	BARTOW
	GA017	BEN HILL
	GA019	BERRIEN
	GA021	BIBB
	GA023	BLECKLEY
	GA025	BRANTLEY

Table Item	Code	Description
	GA027	BROOKS
	GA029	BRYAN
	GA031	BULLOCH
	GA033	BURKE
	GA035	BUTTS
	GA037	CALHOUN
	GA039	CAMDEN
	GA043	CANDLER
	GA045	CARROLL
	GA047	CATOOSA
	GA049	CHARLTON
	GA051	CHATHAM
	GA053	CHATTAHOOCHEE
	GA055	CHATTOOGA
	GA057	CHEROKEE
	GA059	CLARKE
	GA061	CLAY
	GA063	CLAYTON
	GA065	CLINCH
	GA067	COBB
	GA069	COFFEE
	GA071	COLQUITT
	GA073	COLUMBIA
	GA075	COOK
	GA077	COWETA
	GA079	CRAWFORD
	GA081	CRISP
	GA083	DADE
	GA085	DAWSON
	GA087	DECATUR
	GA089	DEKALB
	GA091	DODGE
	GA093	DOOLY
	GA095	DOUGHERTY

Table Item	Code	Description
	GA097	DOUGLAS
	GA099	EARLY
	GA101	ECHOLS
	GA103	EFFINGHAM
	GA105	ELBERT
	GA107	EMANUEL
	GA109	EVANS
	GA111	FANNIN
	GA113	FAYETTE
	GA115	FLOYD
	GA117	FORSYTH
	GA119	FRANKLIN
	GA121	FULTON
	GA123	GILMER
	GA125	GLASCOCK
	GA127	GLYNN
	GA129	GORDON
	GA131	GRADY
	GA133	GREENE
	GA135	GWINNETT
	GA137	HABERSHAM
	GA139	HALL
	GA141	HANCOCK
	GA143	HARALSON
	GA145	HARRIS
	GA147	HART
	GA149	HEARD
	GA151	HENRY
	GA153	HOUSTON
	GA155	IRWIN
	GA157	JACKSON
	GA159	JASPER
	GA161	JEFF DAVIS
	GA163	JEFFERSON

Table Item	Code	Description
	GA165	JENKINS
	GA167	JOHNSON
	GA169	JONES
	GA171	LAMAR
	GA173	LANIER
	GA175	LAURENS
	GA177	LEE
	GA179	LIBERTY
	GA181	LINCOLN
	GA183	LONG
	GA185	LOWNDES
	GA187	LUMPKIN
	GA189	MCDUFFIE
	GA191	MCINTOSH
	GA193	MACON
	GA195	MADISON
	GA197	MARION
	GA199	MERIWETHER
	GA201	MILLER
	GA205	MITCHELL
	GA207	MONROE
	GA209	MONTGOMERY
	GA211	MORGAN
	GA213	MURRAY
	GA215	MUSCOGEE
	GA217	NEWTON
	GA219	OCONEE
	GA221	OGLETHORPE
	GA223	PAULDING
	GA225	PEACH
	GA227	PICKENS
	GA229	PIERCE
	GA231	PIKE
	GA233	POLK

Table Item	Code	Description
	GA235	PULASKI
	GA237	PUTNAM
	GA239	QUITMAN
	GA241	RABUN
	GA243	RANDOLPH
	GA245	RICHMOND
	GA247	ROCKDALE
	GA249	SCHLEY
	GA251	SCREVEN
	GA253	SEMINOLE
	GA255	SPALDING
	GA257	STEPHENS
	GA259	STEWART
	GA261	SUMTER
	GA263	TALBOT
	GA265	TALIAFERRO
	GA267	TATTNALL
	GA269	TAYLOR
	GA271	TELFAIR
	GA273	TERRELL
	GA275	THOMAS
	GA277	TIFT
	GA279	TOOMBS
	GA281	TOWNS
	GA283	TREUTLEN
	GA285	TROUP
	GA287	TURNER
	GA289	TWIGGS
	GA291	UNION
	GA293	UPSON
	GA295	WALKER
	GA297	WALTON
	GA299	WARE
	GA301	WARREN

Table Item	Code	Description
	GA303	WASHINGTON
	GA305	WAYNE
	GA307	WEBSTER
	GA309	WHEELER
	GA311	WHITE
	GA313	WHITFIELD
	GA315	WILCOX
	GA317	WILKES
	GA319	WILKINSON
	GA321	WORTH

	V01	Insured – Vaccines Covered

Eligibility

	V02	Medicaid

	V03	No Insurance

	V04	American Indian/Alaska Native

	V05	Insured – No Vaccine/Underinsured

	V06	PeachCare

	V00	Elig Not Determined/Unknown *allowed on historical immunizations only

Ethnicity	NH	Non-Hispanic
	H	Hispanic

Immunization Information Source	00	New shot, vaccine administered by providing organization. Organization becomes owner of the shot, so other organizations cannot edit/delete the shot. For organizations set up to decrement new immunizations from GRITS inventory via data exchange, ‘00’ will cause inventory for the providing organization to be affected.
	01	Historical shot, recorded from client record. No affect on inventory.

Table Item	Code	Description
Manufacturers	AB	Abbott Laboratories
	AD	Adams Laboratories
	ALP	Alpha Therapeutic Corporation
	AR	Armour (Inactive- use AVB)
	AVB	Aventis Behring L.L.C. (formerly Centeon L.L.C.; includes Armour Pharmaceutical Company)
	AVI	Aviron
	BA	Baxter Healthcare Corporation (Inactive- use BAH)
	BAH	Baxter Healthcare Corporation (includes Hyland Immuno, Immuno International AG, and North American Vaccine, Inc.)
	BAY	Bayer (Including Miles And Cutter)
	BP	Berna Products (Including Swiss Serum And Vib) (Inactive- use BPC)
	BPC	Berna Products Corporation (Including Swiss Serum And Vib)
	CEN	Centeon (Including Armour Pharm) (Inactive- use AVB)
	CHI	Chiron Corporation
	CMP	Celltech Medeva Pharmaceuticals (Inactive- use PWJ)
	CON	Connaught (Inactive- use PMC)
	EVN	Evans Medical Limited (Inactive-use PWJ)
	GRE	Greer Laboratories Inc.
	IAG	Immuno International Ag (Inactive- use BAH)
	IM	Merieux (Inactive-use PMC)
	IUS	Immuno-U.S., Inc.
	JPN	Osaka University (Biken)
	KGC	Korea Green Cross Corporation
	LED	Lederle (Inactive-use WAL)
	MA	Massachusetts Public Health Biologic Lab (Inactive-use MBL)
	MBL	Massachusetts Biologic Laboratories (formerly Massachusetts Public Health Biologic Laboratories)
	MED	Medimmune, Inc.
	MIL	Miles (Inactive-use BAY)
	MIP	Michigan Biologic Prod Inst.
	MSD	Merck & Co., Inc.
	NAV	North American Vaccine, Inc. (Inactive-use BAH)
	NAB	NABI (formerly North American Biologicals, Inc)

Table Item	Code	Description
	NOV	Novartis Pharmaceutical Corp.
	NYB	New York Blood Center
	OTC	Organon Teknika Corporation
	ORT	Ortho Diagnostic Systems, Inc.
	PD	Parke-Davis
	PMC	Aventis Pasteur (formerly Pasteur Merieux Connaught)
	PRX	Praxis Biologics (Inactive-use WAL)
	PWJ SCL	Powerject Pharmaceuticals (Includes Celltech Medeva Vaccines and Evans Medical Limited) Sclavo, Inc.
	SI	Swiss Serum and Vaccine Inst. (Inactive-use BPC)
	SKB	GlaxoSmithKline (formerly SmithKline Beecham; includes SmithKline Beecham and Glaxo Wellcome)
	USA	Us Army Med Research
	WA WAL	Wyeth-Ayerst (Inactive-use WAL) Wyeth-Ayerst-Lederle-Praxis
	OTH	Other manufacturer
	UNK	Unknown manufacturer

Observation method (For varicella immunity)	SERO	Serologic
	DIAG	Diagnosed
	HIST	Historical

Race	I A	American Indian or Alaska Native Asian or Pacific Islander
	B W	Black or African-American White
	H	Hispanic
	O	Other
	U	Unknown

Relationship	18	Self
	61	Aunt
	62	Brother

Table Item	Code	Description
	33	Father
	87	Foster Father
	88	Foster Mother
	97	Grandfather
	98	Grandmother
	26	Guardian
	32	Mother
	B7	Sister
	64	Spouse
	48	Stepfather
	49	Stepmother
	D3	Uncle
	G8	Other Relationship
	G9	Other Relative

Reaction Codes	10	Anaphylaxis within 24 hours
	11	Hypotonic-hyporesponsive collapse within 48 hours of immunization
	12	Seizure occurring within 3 days
	13	Persistent crying lasting >= 3 hours within 48 hours of immunization
	17	Temperature >= 105 (40.5 C) within 48 hours of immunization

Sex (Gender)	F	Female
	M	Male
	U	Unknown

VAERS reactions	D	Patient Died
	L	Life threatening illness
	E	Required emergency room/doctor visit
	H	Required hospitalization
	P	Resulted in prolongation of hospitalization
	J	Resulted in permanent disability

VACCINE CODES

CPT	CVX	Group	Vaccine	Trade Name	Description	MFG
90476	54	Adeno	Adeno T4	Adeno T4	Adenovirus type 4, live oral
90477	55		Adeno T7	Adeno T7	Adenovirus type 7, live oral
90581	24	Anthrax	Anthrax	Anthrax	Anthrax
90585	19	BCG	BCG-TB	BCG-TB	Bacillus Calmette-Guerin TB
90586			BCG-Cancer	BCG-Cancer	Bacillus Calmette-Guerin bladder cancer
90728	19
					Deleted BCG code

90725	26	Cholera	Cholera-Injectable	Cholera-I	Cholera injectable
90592			Cholera-Oral	Cholera-O	Cholera Oral
90719		Diphtheria	Diphtheria	Diphtheria	Diphtheria
90702	28	DTP/aP	DT	DT	Diphtheria tetanus pediatric
90701	01		DTP	DTP	Diphtheria, tetanus, whole cell pertussis
90700	20		DTaP	Tripedia	Diphtheria, tetanus, acellular pertussis	PMC
				Infanrix		SKB
				Acel-Imune
						WAL
				Certiva		BAH
	106		DTaP, 5 pertussis antigens	DAPTACEL	Diphtheria, tetanus, acellular pertussis, 5 antigens	PMC
	107		DTaP-Unspecified		DTaP-Unspecified

90720	22		DTP-Hib	Tetramune	DTP – Hib combination
						WAL
90721	50		DTaP-Hib	TriHIBit	DTaP-Hib combination	PMC
90723	110		DTaP-Hep B-IPV	Pediarix	DTaP-Hep B-IPV combination	SKB
90735	39	Encephalitis	Japanese encephalitis	JE-Vax	Japanese encephalitis
						PMC
90632	52	HepA	HepA adult	VAQTA Adult	Hepatitis A adult	MSD
				Havrix Adult		SKB
90633	83		HepA peds 2 dose	VAQTA Peds 2 dose	Hepatitis A pediatric/adolescent 2 dose	MSD

CPT	CVX	Group	Vaccine	Trade Name	Description	MFC
						SKB
				Havrix Peds 2 dose

90634	84		HepA peds 3 dose	VAQTA Peds 3 dose	Hepatitis A pediatric/adolescent 3 dose	MSD
						SKB
				Havrix Peds 3 dose
90636	104		HepA-HepB		Hepatitus A & Hepatitus B adult	SKB
				Twinrix
90730	85
					Deleted HepA code

90744	08	HepB	HepB pediatric		Hepatitis B pediatric/adolescent .5 ml	MSD
				Recombivax Peds
				Engerix-B Peds		SKB
90743	43	HepB	HepB adult	Recombivax Adult	Hepatitis B adolescent 2 dose (adult form)	MSD
90746					Hepatitis B adult dose 1ml	MSD
				Engerix-B Adult	Hepatitis B adult dose 1ml	SKB
90740	44		HepB dialysis 3 dose		Hepatitis B Dialysis 3	MSD
				Recombivax Dialysis	dose/immunosuppressed
90747			HepB dialysis 4 dose	Engerix-B Dialysis	Hepatitis B Dialysis 4 dose	SKB
90748	51		HepB-Hib	Comvax	HepB-Hib Combination	MSD
90636	104		HepA-HepB		Hepatitus A & Hepatitus B adult
				Twinrix		SKB
90723	110
			DTaP-Hep B-IPV	Pediarix	DTaP-Hep B-IPV combination	SKB
90745	42
					Deleted HepB code
90731	45

90645	47	Hib	Hib-HbOC	HibTITER	Hemophilus influenza b HbOC 4 dose
						WAL
90646	46		Hib-PRP-D	ProHIBit	Hemophilus influenza b PRP-D booster	PMC
90647	49		Hib-OMP	PedvaxHIB	Hemophilus influenza b OMP 3 dose	MSD
90648	48		Hib-PRP-T	OmniHib	Hemophilus influenza b PRP-T 4 dose	SKB
				ActHib		PMC

CPT	CVX	Group	Vaccine	Trade Name	Description	MFG
90720	22		DTP-Hib	Tetramune	DTP – Hib combination
						WAL

90721	50		DTaP-Hib	TriHIBit	DTaP-Hib combination	PMC

90748	51		HepB-Hib	Comvax	HepB-Hib Combination	MSD
90737	17

					Deleted Hib Code

90281	86	Ig	Ig	Ig	Ig human
90283	87		IgIV	IgIV	Ig IV human
90291	29		CMV-IgIV	CMV-IgIV	Cytomegalovirus Ig IV human
90371	30		HBIg	HBIg	Hepatitis B Ig human
90375	34		RIg	RIg	Rabies Ig human
90376	34		RIg-HT	RIg-HT	Rabies Ig heat treated human
90379	71		RSV-IgIV	RSV-IgIV	Respiratory syncytial virus Ig IV
90389	13		TIg	TIg	Tetanus Ig human
				Hyper-TET	Tetanus Ig human
90393	79		Vaccinia-Ig	Vaccinia-Ig	Vaccinia Ig human (VIg)
90396	36		VZIg	VZIg	Varicella-zoster Ig human
90655	15	Influenza	FLU-PF 6-35 Months	Fluzone-PF 6-35 Months	Influenza split virus, preservative free, 6-35 month	PMC

90656			FLU-PF > 3 Years	Fluzone-PF > 3 Years	Influenza split virus, preservative free, 3 years and above	PMC
90657			FLU 6-35 Months	Fluvirin 6-35 Months	Influenza split virus, 6-35 month	PWJ

				Fluzone 6-35 Months		PMC
				Fluogen 6-35 Months		PD
				Flu-Imune 6-35
				Months
				Flu-Shield 6-35
				Months		WAL

90658			FLU > 3 Years	Fluvirin > 3 Years	Influenza split virus, 3 years and above	PWJ

				Fluzone > 3 Years		PMC
				Fluogen > 3 Years		PD

CPT	CVX	Group	Vaccine	Trade Name	Description	MFG
			FLU > 3 Years	Flu-Imune > 3 Years	Influenza split virus, 3 years and above
				Flu-Shield > 3 Years		WAL

90659	16		FLU > 12 Years	Fluvirin > 12 Years	Influenza whole virus
						PWJ

				Fluzone > 12 Years		PMC
				Fluogen > 12 Years		PD
				Flu-Imune > 12 Years
				Flu-Shield > 12 Years
						WAL
90660	111		Flu-LAIV	FluMist	Influenza live, for intranasal use	WAL
				Flu-Nasal
90724	88

					Deleted Influenza code

	15		Flu-PF > 4 Years	Fluvirin-PF > 4 Years	Influenza split virus, preservative free	MED
90665	66	Lyme	Lyme	LYMErix	Lyme disease	SKB
90705	05	Measles	Measles	Attenuvax	Measles live	MSD
				Measles	Measles live 1964-1974 (Eli Lilly-EL)
				Measles	Measles inactivated 1963-1966 (Eli Lilly - EL)
90708	04		Measles-Rubella	M-R-VAX	Measles and rubella live	MSD
				Measles-Rubella	Measles and rubella
				(MERU)
90707	03		MMR	MMR II		MSD

					Measles, mumps and rubella live (will also accept MMR as tradename)
90710	94		MMRV	MMRV	Measles, mumps, rubella, varicella live
90733	32	Meningo	Meningococcal	MENOMUNE	Meningococcal polysaccharide	PMC
	108		Meningococcal-Unspecified		Meningococcal-Unspecified
90704	07	Mumps	Mumps	Mumpsvax	Mumps live	MSD
				Mumps	Mumps 1950-1978
90709	38		Rubella-Mumps	Biavax II	Rubella and mumps live	MSD

CPT	CVX	Group	Vaccine	Trade Name	Description	MFG
				Mumps-Rubella (MURU)	Rubella and mumps

90707	03		MMR	MMR II		MSD

					Measles, mumps and rubella live (will also accept ‘MMR’ as tradename)

90710	94		MMRV	MMRV	Measles, mumps, rubella, varicella live

90712	02	Polio	Polio oral	ORIMUNE	Poliovirus OPV live oral

						WAL

90713	10		Polio injectable	IPOL	Poliovirus inactivated IPV	PMC

90723	110		DTaP-Hep B-IPV	Pediarix	DTaP-Hep B-IPV combination	SKB
	89		Polio-Unspecified		Polio-Unspecified
90727	23	Plague	Plague	Plague	Plague

90669	100	(Pneumococca1) PCV	Pneumo-conjugate	Prevnar	Pneumococcal conjugate polyvalent (will also accept ‘pneumococcal’ as tradename)	WAL

90732	33	(Pneumo- poly) PPV	Pneumococcal 23	PNU-IMUNE 23	Pneumococcal polysaccharide 23 valent (will also accept ‘pneumo-poly’ as tradename)	WAL
				Pneumovax 23		MSD
90675	18	Rabies	Rabies-intramuscular	Imovax Rabies IM	Rabies intramuscular	PMC
90676	40		Rabies-intradermal	Imovax Rabies ID	Rabies intradermal	PMC

90726	90

			Rabies-Unspecified		Rabies-Unspecified

90680	74	Rotavirus	Rotavirus	RotaShield	Rotavirus tetravalent live oral	WAL
90706	06	Rubella	Rubella	Meruvax II Rubella	Rubella live	MSD
90709	38		Rubella-Mumps	Biavax II	Rubella and mumps live	MSD
				Mumps-Rubella (MURU)	Rubella and mumps
90708	04		Measles-Rubella	M-R-VAX	Measles and rubella live	MSD
				Measles-Rubella (MERU)	Measles and rubella

CPT	CVX	Group	Vaccine	Trade Name	Description	MFG
90707	03		MMR	MMR II		MSD

					Measles, mumps and rubella live (will also accept ‘MMR’ as tradename)

90710	94		MMRV	MMRV	Measles, mumps, rubella, varicella live
	75	Smallpox	Vaccinia	Dryvax	Vaccinia (Smallpox) dry
						WAL

	105			Vaccinia-Diluted	Vaccinia (Smallpox), diluted
90718	09	Td	Td	Td	Tetanus and diphtheria adult	PMC
90703	35	Tetanus	Tetanus	TT	Tetanus
90690	25	Typhoid	Typhoid-oral		Typhoid oral (will also accept tradenames
				Vivotif Berna/Ty21a	‘Vivotif Berna’ or ‘Ty21a’)	BPC

90691	101		Typhoid-ViCPs	Typhim Vi	Typhoid VI capsular polysaccharide	PMC

90692	41		Typhoid-H-P	Typhoid	Typhoid heat and phenol inactivated

						WAL

90693	53		Typhoid-AKD	Typhoid-AKD	Typhoid acetone-killed, dried (military)

90714	91

			Typhoid- Unspecified		Typhoid-Unspecified

90716	21	Varicella	Varicella	Varivax	Varicella live	MSD
90710	94		MMRV	MMRV	Measles, mumps, rubella, varicella live
90717	37	Yellow Fever	Yellow Fever	YF-VAX	Yellow Fever live	PMC

Attachment L.5.11

HMO Query for

HEDIS Reporting

Using GRITS HMO Query for HEDIS Reporting

Overview of the HEDIS Reporting Using GRITS

Providers and insurers will send and receive data from GRITS. The provider or insurer must do a Legacy (historical) load of data into GRITS. This step will load the clients and their chart numbers into the GRITS system. A client chart number can be any unique identifier, such as a member number. The Legacy load data must be in flat file format. (Please see the GRITS flat file specifications, Version 5.0.).

After loading the legacy data, a query is performed on the GRITS databases to obtain client and immunization information. The query will be done by submitting a file to GRITS. The HMO Query will extract each client found in GRITS and all of that client’s immunization records. The file format is discussed later in this document.

Legacy Load Testing Background:

The Data Exchange Legacy Load interface for each organization has been set-up as a bi-directional interface. This allows an organization to send data to GRITS and receive data back on any of the organization’s clients who have been updated since the last data exchange.

GRITS Data Exchange testing is done in Staging environment. Each organization will use their production organization number in both Staging and Production.

Testing in the Staging environment will load the data into GRITS and will produce a job output that will list new and updated records as well as error and warning messages. Multiple test cycles will be run in the Staging environment until most errors are corrected. Once this happens, the testing will move to the Production system. The first production test will not load the Production databases.

Each insurer or provider will need to populate the ‘Sending Organization’ field on the flat file with the GRITS organization number..

Staging Test Routine:

1.	Login into GRITS Staging,

Staging URL https://www.grits.state.ga.us/pls/gritsstage/!security_ui.postRedirect

NOTE: Your log in information will be provided in an email.

2.	Select Data Exchange – Exchange Data from the menu.

3.	To submit your job do the following:

•	Create a job name. (You may enter anything as a job name but the GRITS team recommends the following:

Org Code + today’s date + 1 , Example CALHD 6/24 1. Should you need to resubmit the test data, increment the last number.

•	Enter your client file or use Browse to select your file

•	Enter your immunization file or Browse to select your file

NOTE: Data Exchange has a file size limit of 230MB. The combined size of your client and immunization file cannot exceed this limit.

•	Submit job by clicking the Upload button. The Exchange Data screen will remain visible until the data files are loaded into GRITS.

Exchange Data Screen

•	Once the data has been loaded into GRITS, the Exchange Data Results screen will appear

Exchange Data Result Screen

•	To view the job click Check Status. The job will most likely be in a status of ‘Processing’.

•	Click the Refresh button. When the job has completed processing, the status will change to ‘Complete’ or ‘Error’.

•	If the job has a status of ‘ERROR’, contact the GRITS Interface team.

Exchange Data Status Screen

4.	Check the Job Response File

•	On the Exchange Data Status screen, click on your job. The Job Summary page will be displayed.

•	If any clients or immunization in your organization have been updated since the last Data Exchange, 3 files will be listed under Down Files: Response File, Client File and Immunization File.

•	To view updated clients or immunizations, select either the Client file or Immunization File.

•	To view errors and warning messages, click on Response File

Response Summary Screen

Response File

:

The Response File contains a job summary, error and warning messages for each Data Exchange.

Summary

DESCRIPTION	CLIENT	IMMUNIZATION	COMMENT
Processed	17522	254102	0
Accepted	17516	252859	0
New	17511	252859	0
Updated	5	0	0
Already in GRITS	0	64	0
Rejected	6	1179	0
Pending	0	0	0

Response File Detail

The following are samples of messages in the detail section of the Response file:

Clients that rejected.

85840 * Client (Client Name) Born 12211993

Record rejected. Client does not have any valid immunizations.

* Record ID from input file

Clients that were accepted, though had one or more immunizations that were rejected.

150919 Client (Client Name) Born 06171993

Clients that were accepted, though had one or more optional fields that were invalid

201935 (Client Name) Born 09101994

Inaccurate or missing data. No value stored. [RESPONSIBLE PERSON FIRST NAME]

Common Errors:

1.	Record rejected. This immunization matches another immunization in incoming file. The incoming immunization that this system retained may be identified by the following characteristics -> Vaccination Date: 01071999 CPT Code: 90716. [N/A]
2.	Record Rejected. A valid vaccination date must be entered.

Correct Errors:

1.	Error correction may be needed to fix data issues in the originating system.

2.	Some errors such as ‘Record rejected. This immunization matches another immunization in incoming file’ are acceptable.

Resubmit Job:

1.	If corrections were made, re-extract the data and repeat steps 2-4 of the Testing Routine

2.	Once most errors have been corrected, the testing can proceed to the Production environment.

The steps listed above are repeated until the Data Exchange processes successfully with a minimum of errors.

Production Test Routine:

Note: Data is not loaded into the Production area until all testing is complete.

5.	Login into GRITS Production.

Production URL

https://www.grits.state.ga.us/pls/gritsprod/security_ui.showLogin

Follow the testing steps listed for the Staging area. Once the Data Exchange processes successfully and with a minimum of errors, the Data Exchange can be moved to full production load phase.

Extracting Data from GRITS

When an insurer wants to receive information on clients in the GRITS system, they can do so by submitting a query. The query is done by creating a file containing the following information:

Query file

*Type of client (C or M)	Char	(1)
**Medicaid or Chart #	Char	(20)
First Name	Char	(25)
Middle Name	Char	(25)
Last Name	Char	(35)
***Birth Date	Date	(8)

*	The “Type of client” determines whether to search the providers own clients (C) or to search the Medicaid clients (M)
**	This number needs to be an exact match to the number in the registry associated with this client.
***	The Birth Date must be in the format MMDDYYYY

How to Run the Query File:

Select ‘Submit HMO Query’ under the Data Exchange menu option. The following screen will be displayed

Exchange Data Screen

Enter your query file or use Browse to select your file

and press the Upload button. The screen below will appear.

Press the ‘Check Status’ Button.

Click on your job to view query results.

Demographic file: Contains clients requested in Query

Immunization file: Contains the immunization records for the clients

Both the Client and Immunization files are in GRITS flat file format.

Exception File: Contains any errors, such as clients that were not found in the GRITS database.

GRITS will create the following files from the HMO supplied file:

Identifying details file

Medicaid or Chart #	Char(20)
First Name	Char(25)
Middle Name	Char(25)
Last Name	Char(35)
Birth Date	Date(8)

Immunization file

Medicaid or Chart # (link to details file)	Char(20)
CPT Code	Char(5)
Vaccine Group	Char(16)
Vaccination Date	Date(8)

Exception file

Text file containing those clients not matched, with a reason supplied. This file will only be created if there are exceptions to be reported back to the HMO.

The data returned will contain a child’s complete immunization history from all providers on the IR, in the above file format. The GRITS staff has requested a change to the client and immunization file. This change will produce a client and immunization file in the GRITS flat file layout.

Saving GRITS Files:

Client and Immunization files can be saved as text documents and used to update the sending system. To save a client, immunization or comment file, the following steps should be performed:

1.	From the Response file, right click on the file you wish to save as a text file.

2.	Click on Save Target As

Note: If the file is saved as a text document in Notepad, the columns will not be lined up but the file can be used for processing. If you wish to see the file with all columns lines up, open the file in WordPad.

Georgia Cares Program (GCS)

Care Management Organization (CMO) Contract

Attachment L6: Citations for Information Security Standards and Guidelines

- FIPS PUB 31: Automatic Data Processing Physical Security and Risk Management

- FIPS PUB 41: Computer Security Guidelines for Implementing the Privacy Act of 1974

- FIPS PUB 73: Guidelines for Security of Computer Applications

- Federal Regulations at 45 CFR 95.621